UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23799

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2025

Date of reporting period: November 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

CAM

November 30, 2025

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Fund Information

AB California Intermediate Municipal ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB California Intermediate Municipal ETF (the “Fund”) for the period of October 1, 2025 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/CAM-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB California Intermediate Municipal ETF	$5	0.28%Footnote Reference*
Footnote	Description
Footnote*	Annualized

Prior to commencing operations, the Fund acquired the assets and liabilities of California Intermediate Municipal Portfolio (the "Predecessor Fund"), a portfolio of Sanford C. Bernstein Fund, Inc. and adopted the accounting and performance history of that fund (the "Reorganization"), as of the close of business on October 3, 2025. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund. The average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF as traded on an exchange. The Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last period? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg 1-10 Year Blend Index (the “benchmark”). Security selection was the primary detractor, relative to the benchmark, while gains from industry allocation offset the losses. Security selection within airports/ports, prepay energy, special tax and multi-family housing detracted, while local general obligation, water & sewer, mortgage pass-throughs, and electric utility contributed to overall performance. Alternatively, industry allocation to mortgage pass-throughs, along with allocation to single family housing detracted from relative performance, while allocation to airports/ports and multi-family housing contributed throughout the period. Overall yield-curve positioning detracted from performance.

Performance Highlights

Top contributors to performance:

  Industry allocation was the primary contributor throughout the 12-month period.

Top detractors from performance:

  Overall security selection detracted from performance throughout the 12-month period.

CAM

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB California Intermediate Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 1-10 Yr Municipal Bond Blend
11/15	$10,000	$10,000	$10,000
11/16	$9,964	$9,978	$9,952
11/17	$10,266	$10,535	$10,308
11/18	$10,368	$10,654	$10,441
11/19	$10,965	$11,559	$11,104
11/20	$11,319	$12,125	$11,564
11/21	$11,488	$12,364	$11,655
11/22	$10,906	$11,295	$11,054
11/23	$11,317	$11,779	$11,431
11/24	$11,894	$12,360	$11,815
11/25	$12,302	$12,686	$12,291

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB California Intermediate Municipal ETF	3.43%	1.68%	2.09%
Bloomberg Municipal Bond Index	2.64%	0.91%	2.41%
Bloomberg 1-10 Yr Municipal Bond Blend	4.03%	1.23%	2.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-california-intermediate-municipal-etf.-.00039J772.html#performance  for the most recent performance information.

Key Fund Statistics

Net Assets	$1,098,152,689
# of Portfolio Holdings	378
Portfolio Turnover Rate	2%
Total Advisory Fees Paid (Net)	$508,383

CAM

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.2%
AA	48.8%
A	20.3%
BBB	8.8%
BB	3.1%
B	0.1%
A-1+	4.7%
Not Rated	7.0%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

State Breakdown (% of Net Assets)

California	92.0%
Guam	1.9%
New Jersey	1.3%
Puerto Rico	0.8%
Illinois	0.6%
Kentucky	0.4%
Wisconsin	0.3%
Georgia	0.2%
American Samoa	0.1%
Ohio	0.1%
Pennsylvania	0.1%
Washington	0.1%
Other	0.6%
Other Assets Less Liabilities	1.5%
Total	100.0%

Changes in or Disagreements with Accountants

Ernst & Young LLP serves as the independent registered public accounting firm for the Fund, including for the fiscal year ended November 30, 2025. Ernst & Young LLP serves as the independent registered public accounting firm for all funds in AB Active ETFs, Inc. PricewaterhouseCoopers LLP ("PwC") ceased to serve as the independent registered public accounting firm of the Predecessor Fund upon closing of the Reorganization. There were no disagreements with PwC during the Predecessor Fund's fiscal years ended September 30, 2024 and September 30, 2025 and the subsequent interim period ended October 3, 2025.

CAM

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/CAM-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-CAM-0153-1125

CAM

4

CORB

November 30, 2025

AB Core Bond ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Core Bond ETF (the “Fund”) for the period of October 1, 2025 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/ab/CORB-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Core Bond ETF	$6	0.38%Footnote Reference*
Footnote	Description
Footnote*	Annualized

Prior to commencing operations, the Fund acquired the assets and liabilities of Bernstein Intermediate Duration Institutional Portfolio (the "Predecessor Fund"), a portfolio of Sanford C. Bernstein Fund II, Inc. and adopted the accounting and performance history of that fund (the "Reorganization"), as of the close of business on November 7, 2025. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund. The average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF as traded on an exchange. The Predecessor Fund performance is based on the performance of Intermediate Duration Institutional Class shares.

How did the Fund perform last period? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg US Aggregate Bond Index (the “benchmark”). Relative results were driven by duration and yield‑curve positioning, security selection in investment‑grade corporates and agency mortgage‑backed securities and sector allocations to credit‑risk transfer and high‑yield corporates. These positives more than offset security selection in asset‑backed securities and emerging‑market corporates.

During the 12-month period, the Fund utilized derivatives in the form of treasury futures and interest rate swaps to manage duration, country exposure and yield-curve positioning. Currency forwards were used to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, duration and yield‑curve positioning, security selection within investment‑grade corporates and agency mortgage‑backed securities  and sector allocation to credit‑risk transfer and high‑yield corporates, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within asset‑backed securities and emerging‑market corporates, were the primary detractors from performance.

CORB

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Core Bond ETF	Bloomberg U.S. Aggregate Bond Index
11/15	$10,000	$10,000
11/16	$10,333	$10,217
11/17	$10,728	$10,546
11/18	$10,589	$10,404
11/19	$11,681	$11,527
11/20	$12,569	$12,366
11/21	$12,527	$12,224
11/22	$10,776	$10,654
11/23	$10,928	$10,780
11/24	$11,823	$11,521
11/25	$12,505	$12,178

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB Core Bond ETF	5.64%	-0.11%	2.26%
Bloomberg U.S. Aggregate Bond Index	5.70%	-0.31%	1.99%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-core-bond-etf.-.00039J756.html#performance  for the most recent performance information.

Key Fund Statistics

Net Assets	$876,551,908
# of Portfolio Holdings	588
Portfolio Turnover Rate	33%
Total Advisory Fees Paid (Net)	$433,300

CORB

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Governments - Treasuries	30.9%
Corporates - Investment Grade	25.6%
Mortgage Pass-Throughs	20.8%
Asset-Backed Securities	5.6%
Collateralized Mortgage Obligations	5.6%
Agencies	1.5%
Commercial Mortgage-Backed Securities	1.3%
Inflation-Linked Securities	1.2%
Others	3.3%
Short-Term Investments	2.0%
Other assets less liabilities	2.2%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/ab/CORB-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-CORB-0153-1125

CORB

3

EMOP

November 30, 2025

AB Emerging Markets Opportunities ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Emerging Markets Opportunities ETF (the “Fund”) for the period of June 17, 2025 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/EMOP-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Emerging Markets Opportunities ETF	$34	0.70%Footnote Reference*
Footnote	Description
Footnote*	Annualized

Key Fund Statistics

Net Assets	$53,523,677
# of Portfolio Holdings	57
Portfolio Turnover Rate	16%
Total Advisory Fees Paid (Net)	$52,598

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	$5,478,286	10.2%
Tencent Holdings Ltd. - Class H	$3,958,539	7.4%
Samsung Electronics Co., Ltd.	$2,167,790	4.1%
ICICI Bank Ltd. (Sponsored ADR)	$1,834,700	3.4%
PetroChina Co., Ltd. - Class H	$1,609,885	3.0%
NetEase, Inc. - Class H	$1,607,969	3.0%
Delta Electronics, Inc.	$1,579,812	2.9%
State Bank of India (GDR)	$1,529,514	2.8%
TIM SA/Brazil	$1,422,523	2.7%
Midea Group Co., Ltd. - Class A	$1,397,698	2.6%
Total	$22,586,716	42.1%

EMOP

1

Sector Breakdown (% of Net Assets)

Information Technology	25.7%
Financials	23.0%
Communication Services	14.6%
Consumer Discretionary	11.3%
Industrials	6.8%
Energy	5.6%
Materials	4.1%
Real Estate	3.6%
Health Care	2.8%
Consumer Staples	1.6%
Short-Term Investments	0.8%
Other assets less liabilities	0.1%
Total	100.0%

Country Breakdown (% of Net Assets)

China	33.3%
Taiwan	15.9%
South Korea	14.0%
India	10.9%
Brazil	5.8%
United Arab Emirates	5.6%
Poland	5.0%
Chile	2.6%
Mexico	2.5%
Greece	2.2%
South Africa	1.3%
Short-Term Investments	0.8%
Other assets less liabilities	0.1%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/EMOP-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-EMO-0153-1125

EMOP

2

BUFI

November 30, 2025

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Fund Information

AB International Buffer ETF

Principal Listing Exchange: NASDAQ

Annual Shareholder Report

This annual shareholder report contains important information about the AB International Buffer ETF (the “Fund”) for the period of December 9, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/BUFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB International Buffer ETF	$72	0.69%Footnote Reference*
Footnote	Description
Footnote*	Annualized

How did the Fund perform last period? What affected the Fund’s performance?

From fund inception (December 9th, 2024) through November 30, 2025, the Fund returned 12.61%, as equity markets appreciated. Consistent with expectations for strong markets, AB International Buffer ETF captured 58% of the MSCI EAFE (net) upside performance. AB International Buffer ETF triggered the ratchet feature four times this year, providing additional upside availability during appreciating markets.

During the 12-month period, the Fund used derivatives to create the options collar which consisted of long calls, long puts, short calls, and short puts.

Performance Highlights

Top contributors to performance:

  The Fund's long calls and short puts contributed over the 12-month period.

Top detractors from performance:

  The Fund's short calls and long puts detracted over the 12-month period.

BUFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB International Buffer ETF	MSCI EAFE Index (net)
12/24	$10,000	$10,000
11/25	$11,261	$12,205

Average Annual Total Returns

AATR	Since Inception 12/9/24
AB International Buffer ETF	12.61%
MSCI EAFE Index (net)	22.05%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/alternatives/ab-international-buffer-etf.00039J814.html#performance  for the most recent performance information.

Key Fund Statistics

Net Assets	$73,899,786
# of Portfolio Holdings	3
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (Net)	$267,759

BUFI

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Options on Equity Indices	100.8%
Short-Term Investments	0.5%
Other assets less liabilities	-1.3%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	100.8%
Short-Term Investments	0.5%
Other assets less liabilities	-1.3%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/BUFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-IB-0153-1125

BUFI

3

IGGY

November 30, 2025

AB International Growth ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB International Growth ETF (the “Fund”) for the period of September 16, 2025 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/IGGY-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB International Growth ETF	$11	0.55%Footnote Reference*
Footnote	Description
Footnote*	Annualized

Key Fund Statistics

Net Assets	$4,297,099
# of Portfolio Holdings	51
Portfolio Turnover Rate	1%
Total Advisory Fees Paid (Net)	$5,004

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	$343,107	8.0%
Tencent Holdings Ltd. - Class H	$211,279	4.9%
ASML Holding NV	$205,495	4.8%
Kingspan Group PLC	$148,273	3.4%
Sea Ltd. (ADR)	$131,921	3.1%
3i Group PLC	$124,986	2.9%
Beijer Ref AB	$117,325	2.7%
SAP SE	$117,144	2.7%
InterContinental Hotels Group PLC	$110,803	2.6%
Weir Group PLC (The)	$110,444	2.6%
Total	$1,620,777	37.7%

IGGY

1

Sector Breakdown (% of Net Assets)

Information Technology	31.9%
Industrials	28.0%
Consumer Discretionary	18.0%
Financials	7.2%
Communication Services	6.4%
Health Care	5.1%
Consumer Staples	1.9%
Materials	1.0%
Short-Term Investments	0.4%
Other assets less liabilities	0.1%
Total	100.0%

Country Breakdown (% of Net Assets)

China	17.3%
United Kingdom	12.4%
Netherlands	9.3%
Sweden	8.6%
Taiwan	8.0%
Canada	7.9%
France	5.1%
Denmark	4.8%
United States	4.6%
Germany	3.5%
Ireland	3.5%
Brazil	3.3%
Singapore	3.1%
Israel	2.0%
Others	6.1%
Short-Term Investments	0.4%
Other assets less liabilities	0.1%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/IGGY-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-IG-0153-1125

IGGY

2

ILOW

November 30, 2025

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Fund Information

AB International Low Volatility Equity ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB International Low Volatility Equity ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ILOW-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB International Low Volatility Equity ETF	$55	0.50%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the Morgan Stanley Capital International Europe, Australia and the Far East (“MSCI EAFE”) Index (the “benchmark”). Overall, sector allocation was broadly in line with the benchmark, while security selection detracted from relative performance. In terms of sector allocation, an overweight to consumer staples and consumer discretionary detracted, while an underweight to materials and an overweight to financials contributed positively. Security selection within consumer staples and real estate contributed the most, while selection within industrials and technology detracted. Country allocation (a result of bottom-up security analysis combined with fundamental research) contributed, led by an underweight to Australia, while an underweight to Japan detracted.

During the 12-month period, the Fund used derivatives in the form of forwards for hedging purposes, which added to overall performance.

Performance Highlights

Top contributors to performance:

  During the 12-month period, country allocation and security selection within consumer staples and real estate, along with an underweight to materials and an overweight to financials contributed to performance.

Top detractors from performance:

  During the 12-month period, security selection within industrials, technology and communication services detracted.

ILOW

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB International Low Volatility Equity ETF	MSCI EAFE Index (net)
11/15	$10,000	$10,000
11/16	$9,973	$9,634
11/17	$12,391	$12,262
11/18	$11,998	$11,288
11/19	$13,218	$12,692
11/20	$13,623	$13,501
11/21	$15,075	$14,955
11/22	$13,509	$13,438
11/23	$14,719	$15,099
11/24	$17,456	$16,893
11/25	$20,993	$21,033

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB International Low Volatility Equity ETF	20.26%	9.03%	7.70%
MSCI EAFE Index (net)	24.50%	9.27%	7.72%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/equities/ab-international-low-volatility-equity-etf.00039J822.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,494,446,565
# of Portfolio Holdings	89
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (Net)	$5,907,797

ILOW

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Shell PLC	$33,347,254	2.2%
KBC Group NV	$30,889,273	2.1%
SAP SE	$30,593,675	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	$30,052,573	2.0%
Tesco PLC	$29,734,309	2.0%
BAE Systems PLC	$29,090,200	2.0%
AstraZeneca PLC	$28,948,506	1.9%
Nordea Bank Abp	$28,600,225	1.9%
AIB Group PLC	$27,767,006	1.9%
RELX PLC	$26,859,629	1.8%
Total	$295,882,650	19.8%

Sector Breakdown (% of Net Assets)

Financials	27.8%
Industrials	18.1%
Consumer Discretionary	11.7%
Information Technology	10.2%
Health Care	9.6%
Consumer Staples	8.7%
Communication Services	4.4%
Utilities	3.1%
Energy	2.9%
Real Estate	1.5%
Materials	0.5%
Short-Term Investments	0.7%
Other assets less liabilities	0.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United Kingdom	23.1%
Japan	14.6%
Netherlands	7.0%
Italy	6.9%
United States	5.1%
France	5.0%
Canada	4.7%
Switzerland	3.8%
Germany	3.3%
Ireland	3.2%
Denmark	2.4%
Spain	2.4%
Australia	2.3%
Singapore	2.3%
Others	12.4%
Short-Term Investments	0.7%
Other assets less liabilities	0.8%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ILOW

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ILOW-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-ILVE-0153-1125

ILOW

4

BUFM

November 30, 2025

AB Moderate Buffer ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Moderate Buffer ETF (the “Fund”) for the period of December 9, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/BUFM-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Moderate Buffer ETF	$71	0.69%Footnote Reference*
Footnote	Description
Footnote*	Annualized

How did the Fund perform last period? What affected the Fund’s performance?

From fund inception (December 9th, 2024) through November 30, 2025, the Fund returned 10.96%, as equity markets appreciated. Consistent with expectations for strong markets, AB Moderate Buffer ETF captured 51% of the S&P 500 upside performance. AB Moderate Buffer ETF triggered the ratchet feature three times this year, providing additional upside availability during appreciating markets.

During the 12-month period, the Fund used derivatives in the form of purchased options and written options for hedging purposes, which added to performance.

Performance Highlights

Top contributors to performance:

  The Fund's long calls and short puts contributed over the 12-month period.

Top detractors from performance:

  The Fund's short calls and long puts detracted over the 12-month period.

BUFM

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Moderate Buffer ETF	S&P 500 Index
12/24	$10,000	$10,000
11/25	$11,096	$11,456

Average Annual Total Returns

AATR	Since Inception 12/9/24
AB Moderate Buffer ETF	10.96%
S&P 500 Index	14.56%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/alternatives/ab-moderate-buffer-etf.00039J798.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$268,945,473
# of Portfolio Holdings	3
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (Net)	$1,008,297

BUFM

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Options on Equity Indices	100.6%
Short-Term Investments	0.5%
Other assets less liabilities	-1.1%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/BUFM-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-MB-0153-1125

BUFM

3

NYM

November 30, 2025

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Fund Information

AB New York Intermediate Municipal ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB New York Intermediate Municipal ETF (the “Fund”) for the period of October 1, 2025 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/NYM-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last period?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB New York Intermediate Municipal ETF	$5	0.30%Footnote Reference*
Footnote	Description
Footnote*	Annualized

Prior to commencing operations, the Fund acquired the assets and liabilities of New York Intermediate Municipal Portfolio (the "Predecessor Fund"), a portfolio of Sanford C. Bernstein Fund, Inc. and adopted the accounting and performance history of that fund (the "Reorganization"), as of the close of business on November 7, 2025. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund. The average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF as traded on an exchange. The Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last period? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the Bloomberg 1-10 Year Blend Index (the “benchmark”). Overall security selection and yield-curve positioning detracted from performance, relative to the benchmark. Security selection within special tax, local general obligation and miscellaneous revenue detracted, while prerefunded municipal bonds, multi-family housing and prepay energy contributed. Alternatively, underweights to prepay energy and multi-family housing and an overweight to private higher education detracted, while overweights to industry Industrial Development Revenue and asset-backed securities contributed.

Performance Highlights

Top contributors to performance:

  Overall industry allocation contributed to relative performance for the 12-month period.

Top detractors from performance:

  Security selection and yield-curve positioning detracted from overall performance throughout the 12-month period.

NYM

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB New York Intermediate Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 1-10 Yr Municipal Bond Blend
11/15	$10,000	$10,000	$10,000
11/16	$9,984	$9,978	$9,952
11/17	$10,298	$10,535	$10,308
11/18	$10,362	$10,654	$10,441
11/19	$10,991	$11,559	$11,104
11/20	$11,251	$12,125	$11,564
11/21	$11,546	$12,364	$11,655
11/22	$10,871	$11,295	$11,054
11/23	$11,281	$11,779	$11,431
11/24	$11,815	$12,360	$11,815
11/25	$12,145	$12,686	$12,291

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB New York Intermediate Municipal ETF	2.79%	1.54%	1.96%
Bloomberg Municipal Bond Index	2.64%	0.91%	2.41%
Bloomberg 1-10 Yr Municipal Bond Blend	4.03%	1.23%	2.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-new-york-intermediate-municipal-etf.-.00039J764.html#performance  for the most recent performance information.

Key Fund Statistics

Net Assets	$1,292,950,270
# of Portfolio Holdings	385
Portfolio Turnover Rate	1%
Total Advisory Fees Paid (Net)	$775,888

NYM

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.5%
AA	53.8%
A	17.3%
BBB	11.1%
BB	2.6%
B	0.4%
A-1+	3.9%
Not Rated	3.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

State Breakdown (% of Net Assets)

New York	87.9%
New Jersey	2.1%
Guam	2.0%
Michigan	1.2%
Puerto Rico	1.0%
Nebraska	0.8%
Connecticut	0.7%
Alabama	0.5%
South Carolina	0.4%
Wisconsin	0.2%
Other	0.2%
Georgia	0.2%
Illinois	0.2%
Texas	0.2%
Other States	0.4%
Other Assets Less Liabilities	2.0%
Total	100.0%

Changes in or Disagreements with Accountants

Ernst & Young LLP serves as the independent registered public accounting firm for the Fund, including for the fiscal year ended November 30, 2025. Ernst & Young LLP serves as the independent registered public accounting firm for all funds in AB Active ETFs, Inc. PricewaterhouseCoopers LLP ("PwC") ceased to serve as the independent registered public accounting firm of the Predecessor Fund upon closing of the Reorganization. There were no disagreements with PwC during the Predecessor Fund's fiscal years ended September 30, 2024 and September 30, 2025 and the subsequent interim period ended November 7, 2025.

NYM

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/NYM-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-NYM-0153-1125

NYM

4

SYFI

November 30, 2025

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Fund Information

AB Short Duration High Yield ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration High Yield ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SYFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration High Yield ETF	$41	0.40%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index (the "benchmark"). Security selection among consumer noncyclical, media and real estate investment trusts ("REITs") detracted, relative to the benchmark, while selection among retailers, banking and railroads contributed to overall performance. In the US, yield-curve positioning on the six-month and two-year parts of the curve detracted, while positioning on the five- to ten-year parts of the curve contributed. At the country allocation level, off-benchmark exposure to the eurozone detracted from relative performance. Currency decisions did not impact investment results during the period.

During the 12-month period, the Fund used derivatives in the form of treasury futures and currency forwards for hedging purposes. Treasury futures were utilized to manage duration and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  Overall security selection and yield-curve positioning contributed throughout the 12-month period.

Top detractors from performance:

  Industry and country allocation detracted from performance.

SYFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration High Yield ETF	Bloomberg U.S. Corporate Bond Index	Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index
11/15	$10,000	$10,000	$10,000
11/16	$10,689	$10,458	$11,154
11/17	$11,199	$11,103	$12,034
11/18	$11,268	$10,765	$12,349
11/19	$12,148	$12,471	$13,043
11/20	$12,636	$13,689	$13,633
11/21	$13,109	$13,616	$14,525
11/22	$12,181	$11,511	$13,907
11/23	$13,242	$11,920	$15,083
11/24	$14,599	$12,952	$16,909
11/25	$15,567	$13,716	$18,102

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB Short Duration High Yield ETF	6.63%	4.26%	4.52%
Bloomberg U.S. Corporate Bond Index	5.90%	0.04%	3.21%
Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index	7.06%	5.83%	6.11%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-short-duration-high-yield-etf.00039J830.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$837,800,765
# of Portfolio Holdings	562
Portfolio Turnover Rate	72%
Total Advisory Fees Paid (Net)	$3,133,931

SYFI

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Corporates - Non-Investment Grade	79.1%
Corporates - Investment Grade	12.2%
Bank Loans	3.0%
Emerging Markets - Corporate Bonds	1.3%
Emerging Markets - Sovereigns	0.5%
Quasi-Sovereigns	0.1%
Common Stocks	0.1%
Commercial Mortgage-Backed Securities	0.1%
Others	0.0%
Short-Term Investments	2.0%
Other assets less liabilities	1.6%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	78.8%
Canada	3.4%
United Kingdom	3.2%
Italy	2.3%
France	1.4%
Ireland	1.2%
Germany	1.2%
Spain	1.2%
Luxembourg	0.6%
Hong Kong	0.5%
Israel	0.3%
Puerto Rico	0.3%
Japan	0.2%
Switzerland	0.2%
Others	1.6%
Short-Term Investments	2.0%
Other assets less liabilities	1.6%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SYFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-SDHY-0153-1125

SYFI

3

SDFI

November 30, 2025

AB Short Duration Income ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration Income ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https:/www.abfunds.com/link/AB/SDFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration Income ETF	$31	0.30%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg 1-5 Year US Government/Credit Index (the "benchmark"). Industry allocation was the primary contributor to performance, relative to the benchmark, from an underweight to US Treasuries and exposure to conventional 30-year mortgage-backed securities, commercial mortgage-backed securities and banking that were partially offset by losses from car loan asset-backed securities in the US. Security selection also contributed from selections in consumer noncyclical and high-yield credit default swaps, while car loan asset-backed securities and investment-grade credit default swaps detracted. Overall yield-curve positioning in the US detracted from performance. Overall country allocation and currency decisions did not impact performance during the period.

During the 12-month period, derivatives were used in the form of interest rate futures, currency forwards, swaptions and credit default swaps. Interest rate futures were used to manage and hedge duration risk and/or take active yield curve positioning, while currency forwards were used to hedge foreign currency exposure. Swaptions were utilized to capture significant market movement; credit default swaps were also utilized to effectively obtain credit/sector exposure.

Performance Highlights

Top contributors to performance:

  Overall industry allocation, yield-curve positioning and security selection added to performance.

Top detractors from performance:

  During the period, industry allocation and security selection within some sectors detracted from performance.

SDFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration Income ETF	Bloomberg U.S. Aggregate Bond Index	Bloomberg 1-5 Year U.S. Government/Credit Index
12/18	$10,000	$10,000	$10,000
11/19	$10,704	$10,994	$10,565
11/20	$11,049	$11,795	$11,067
11/21	$11,106	$11,659	$10,995
11/22	$10,392	$10,162	$10,369
11/23	$10,914	$10,282	$10,707
11/24	$11,673	$10,989	$11,302
11/25	$12,386	$11,615	$11,951

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 12/12/18
AB Short Duration Income ETF	6.11%	2.31%	3.12%
Bloomberg U.S. Aggregate Bond Index	5.70%	-0.31%	2.17%
Bloomberg 1-5 Year U.S. Government/Credit Index	5.74%	1.55%	2.59%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-short-duration-income-etf.00039J848.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$145,142,535
# of Portfolio Holdings	484
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (Net)	$347,826

SDFI

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Corporates - Investment Grade	37.8%
Governments - Treasuries	29.7%
Asset-Backed Securities	13.9%
Corporates - Non-Investment Grade	8.8%
Mortgage Pass-Throughs	4.6%
Collateralized Loan Obligations	4.6%
Commercial Mortgage-Backed Securities	0.8%
Collateralized Mortgage Obligations	0.2%
Others	0.2%
Short-Term Investments	0.6%
Other assets less liabilities	-1.2%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https:/www.abfunds.com/link/AB/SDFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-SDI-0153-1125

SDFI

3

BUFC

November 30, 2025

AB Conservative Buffer ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Conservative Buffer ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/BUFC-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Conservative Buffer ETF	$71	0.69%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund returned 4.62%, as equity markets appreciated. Consistent with expectations for strong markets, AB Conservative Buffer ETF captured 30% of the S&P 500 upside performance. The Fund triggered the ratchet feature two times this year, providing additional upside availability during appreciating markets.

During the 12-month period, the Fund used derivatives to create the options collar which consisted of long calls, long puts, short calls, and short puts.

Performance Highlights

Top contributors to performance:

  The Fund's long calls and short puts contributed over the 12-month period.

Top detractors from performance:

  The Fund's short calls and long puts detracted over the 12-month period.

BUFC

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Conservative Buffer ETF	S&P 500 Index
12/23	$10,000	$10,000
11/24	$11,231	$13,165
11/25	$11,750	$15,140

Average Annual Total Returns

AATR	1 Year	Since Inception 12/13/23
AB Conservative Buffer ETF	4.62%	17.49%
S&P 500 Index	15.00%	23.44%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/alternatives/ab-conservative-buffer-etf.00039J806.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$976,687,375
# of Portfolio Holdings	3
Portfolio Turnover Rate	0%
Total Advisory Fees Paid (Net)	$5,913,030

BUFC

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Options on Equity Indices	101.6%
Short-Term Investments	0.5%
Other assets less liabilities	-2.1%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

During the reporting period, the Fund added the following risks to its Principal Risk as set forth in its prospectus in connection with its exposure to exchange traded funds (each an “Underlying ETF”) through its usage of FLexible EXchange Options (“FLEX options”).

  Equity Securities Risk: The Underlying ETF invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

  Large-Capitalization Companies Risk: The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

  Tax Risk: The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of some aspects of the Fund’s investment operations are not guaranteed. There are some uncertainties in how the Code would apply to the Fund’s options strategy and hedging strategies, and the application of “straddle” rules, and loss limitation provisions of the Code.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/BUFC-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-CB-0153-1125

BUFC

3

CPLS

November 30, 2025

AB Core Plus Bond ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Core Plus Bond ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/CPLS-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Core Plus Bond ETF	$30	0.29%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg US Aggregate Bond Index (the "benchmark"). Yield-curve positioning detracted, relative to the benchmark, as losses from overweights to the two- to 20-year parts of the curve were greater than the gain from being overweight to the six-month part of the curve. Security selection among mortgage pass-throughs, treasury futures and government sovereign bonds detracted from performance, while selection within high-yield and investment grade corporate bonds and commercial mortgage-backed securities ("CMBS") contributed. Country allocation and currency decisions did not impact performance.

During the 12-month period, treasury futures were utilized to manage duration, country exposure and yield-curve positioning.

Performance Highlights

Top contributors to performance:

  Security selection within high-yield and investment grade corporate bonds and CMBS contributed.

Top detractors from performance:

  Yield-curve positioning and allocation to mortgage pass-throughs, treasury futures and government sovereign bonds detracted.

CPLS

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Core Plus Bond ETF	Bloomberg U.S. Aggregate Bond Index
12/23	$10,000	$10,000
11/24	$10,619	$10,561
11/25	$11,212	$11,163

Average Annual Total Returns

AATR	1 Year	Since Inception 12/13/23
AB Core Plus Bond ETF	5.57%	5.98%
Bloomberg U.S. Aggregate Bond Index	5.70%	5.75%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-core-plus-bond-etf.00039J855.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$195,913,051
# of Portfolio Holdings	731
Portfolio Turnover Rate	114%
Total Advisory Fees Paid (Net)	$417,565

CPLS

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Governments - Treasuries	43.0%
Industrial	21.8%
Financial Institutions	17.2%
Agency Fixed Rate 30-Year	4.9%
CLO - Floating Rate	2.0%
Autos - Fixed Rate	1.7%
Non-Agency Fixed Rate CMBS	1.6%
Utility	1.5%
Other ABS - Fixed Rate	0.9%
Risk Share Floating Rate	0.4%
Credit Cards - Fixed Rate	0.1%
Non-Agency Floating Rate	0.0%
Others	0.0%
Short-Term Investments	5.6%
Other assets less liabilities	-0.7%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

The Fund's advisory fee was reduced, effective February 7, 2025, from .33% of the Fund's average daily net assets to .30% of the Fund's average daily net assets, resulting in a reduction in the Fund's total annual fund operating expenses, as set forth in the Annual Fund Operating Expenses table in the Fund's prospectus, from .33% to .30%.

During the reporting period, the Fund added the following risk[s] to its Principal Risks as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

  Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/CPLS-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-CPB-0153-1125

CPLS

3

EYEG

November 30, 2025

AB Corporate Bond ETF

Principal Listing Exchange: NASDAQ

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Corporate Bond ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/EYEG-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Corporate Bond ETF	$31	0.30%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg US Corporate Bond Index (the "benchmark"). Yield-curve positioning detracted, relative to the benchmark, primarily from overweights to the five- to 20-year parts of the curve, which were partially offset by gains to the six-month and two-year parts of the curve. Security selection among investment-grade and high-yield corporate bonds contributed to overall performance. Country allocation and currency decisions did not impact the Fund's performance over the 12-month period.

During the 12-month period, treasury futures were utilized to manage duration and yield-curve positioning.

Performance Highlights

Top contributors to performance:

  Investment-grade and high-yield corporate bonds were the largest contributors to performance.

Top detractors from performance:

  Yield-curve positioning detracted from overall performance throughout the period.

EYEG

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Corporate Bond ETF	Bloomberg U.S. Corporate Bond Index
12/23	$10,000	$10,000
11/24	$10,825	$10,711
11/25	$11,460	$11,343

Average Annual Total Returns

AATR	1 Year	Since Inception 12/13/23
AB Corporate Bond ETF	5.87%	7.16%
Bloomberg U.S. Corporate Bond Index	5.90%	6.61%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-corporate-bond-etf.00039J863.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$27,142,293
# of Portfolio Holdings	399
Portfolio Turnover Rate	90%
Total Advisory Fees Paid (Net)	$78,275

EYEG

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Industrial	49.4%
Financial Institutions	42.7%
Utility	5.6%
Short-Term Investments	0.9%
Other assets less liabilities	1.4%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

During the reporting period, the Fund added the following risk[s] to its Principal Risks as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

  Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/EYEG-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-COB-0153-1125

EYEG

3

FWD

November 30, 2025

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Fund Information

AB Disruptors ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Disruptors ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/FWD-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Disruptors ETF	$74	0.65%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund outperformed the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) (the “benchmark”). Security selection was the largest contributor, relative to the benchmark, led by selection within technology, industrials and consumer discretionary; selection within communication services, health care and materials detracted from overall performance. Overall sector allocation contributed to performance. Underweights to financials, consumer discretionary and consumer staples offset losses from an underweight to communication services and overweights to industrials and utilities.

Performance Highlights

Top contributors to performance:

  During the 12-month period, although overall security selection was positive, allocation to some sectors also contributed to performance.

Top detractors from performance:

  During the 12-month period, selection within, and allocation to, some sectors detracted from performance.

FWD

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Disruptors ETF	MSCI All Country World Index (net)	MSCI ACWI Growth Index
03/23	$10,000	$10,000	$10,000
11/23	$11,546	$11,210	$11,633
11/24	$16,625	$14,138	$15,004
11/25	$21,215	$16,712	$18,407

Average Annual Total Returns

AATR	1 Year	Since Inception 3/22/23
AB Disruptors ETF	27.47%	32.12%
MSCI All Country World Index (net)	18.21%	20.96%
MSCI ACWI Growth Index	22.68%	25.37%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/equities/ab-disruptors-etf.00039J509.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,288,531,206
# of Portfolio Holdings	112
Portfolio Turnover Rate	196%
Total Advisory Fees Paid (Net)	$5,044,841

FWD

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
NVIDIA Corp.	$50,362,164	3.9%
Broadcom, Inc.	$38,965,023	3.0%
Alphabet, Inc. - Class A	$34,497,154	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	$26,822,816	2.1%
Tesla, Inc.	$23,816,792	1.9%
Applied Materials, Inc.	$20,483,205	1.6%
Amazon.com, Inc.	$19,840,025	1.6%
Lam Research Corp.	$19,637,592	1.5%
Agilent Technologies, Inc.	$18,525,301	1.4%
Lumentum Holdings, Inc.	$18,492,174	1.4%
Total	$271,442,246	21.1%

Sector Breakdown (% of Net Assets)

Information Technology	48.8%
Industrials	18.0%
Health Care	13.9%
Consumer Discretionary	7.5%
Communication Services	5.9%
Utilities	1.5%
Materials	1.2%
Financials	1.1%
Energy	1.0%
Short-Term Investments	2.0%
Other assets less liabilities	-0.9%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/FWD-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-DR-0153-1125

FWD

3

HYFI

November 30, 2025

AB High Yield ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB High Yield ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/HYFI-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB High Yield ETF	$42	0.40%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg US Corporate HY 2% Issuer Capped Index (the “benchmark”). Industry allocation was the primary contributor to relative outperformance, from an overweight to banking and consumer cyclical-retailers and underweights to basics and energy. Security selection contributed, as gains from selections in consumer cyclical-retailers, capital goods and consumer non-cyclical were partially offset by losses from energy, basics and services. Yield-curve positioning also contributed, because of an overweight to the six-month part of the curve and an underweight to the 10-year part of the curve that more than offset losses from underweights to the two- and five-year parts of the yield-curve.

During the 12-month period, the Fund utilized treasury futures to manage duration and yield-curve positioning. Currency forwards were used to hedge currency risk. Credit default swaps were used to maintain overall account risk relative to benchmark and to actively take single issuer exposure.

Performance Highlights

Top contributors to performance:

  During the 12-month period, industry allocation including an overweight to banking and consumer cyclical-retailers and underweights to basics and energy, along with security selection in consumer cyclical-retailers, capital goods and consumer non-cyclical, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection in energy, basics, and services, along with underweight positioning on the two- and five-year parts of the yield-curve, were the primary detractors from performance.

HYFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB High Yield ETF	Bloomberg U.S. Corporate Bond Index	Bloomberg U.S. Corporate HY 2% Issuer Capped Index
11/15	$10,000	$10,000	$10,000
11/16	$11,045	$10,458	$11,211
11/17	$11,900	$11,103	$12,238
11/18	$11,960	$10,765	$12,282
11/19	$13,160	$12,471	$13,471
11/20	$14,249	$13,689	$14,436
11/21	$15,258	$13,616	$15,197
11/22	$13,844	$11,511	$13,836
11/23	$14,940	$11,920	$15,039
11/24	$16,764	$12,952	$16,950
11/25	$18,107	$13,716	$18,229

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
AB High Yield ETF	8.02%	4.91%	6.12%
Bloomberg U.S. Corporate Bond Index	5.90%	0.04%	3.21%
Bloomberg U.S. Corporate HY 2% Issuer Capped Index	7.55%	4.78%	6.19%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-high-yield-etf.00039J608.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$305,450,364
# of Portfolio Holdings	699
Portfolio Turnover Rate	83%
Total Advisory Fees Paid (Net)	$845,922

HYFI

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Industrial	84.0%
Financial Institutions	11.5%
Utility	2.0%
Communication Services	0.1%
Industrials	0.1%
Financials	0.0%
Energy	0.0%
Utilities	0.0%
Consumer Staples	0.0%
Consumer Discretionary	0.0%
Short-Term Investments	1.3%
Other assets less liabilities	1.0%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/HYFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-HY-0153-1125

HYFI

3

TAFM

November 30, 2025

AB Tax-Aware Intermediate Municipal ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Intermediate Municipal ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFM-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Intermediate Municipal ETF	$28	0.28%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg Municipal Bond Index (the "benchmark"). Overall industry allocation and yield-curve positioning were the primary contributors, relative to the benchmark. Overweights to prepay energy and money markets and an underweight to guaranteed contributed, while overweights to public primary/secondary education and mortgage pass-throughs and an underweight to state general obligation detracted from relative performance. Overall security selection detracted from performance. Security selection within senior living, airline Industrial Development Revenue and mortgage pass-throughs could not offset the losses from selection within local general obligation, special tax and miscellaneous revenue.

During the 12-month period, the Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to performance.

Performance Highlights

Top contributors to performance:

  Overall industry allocation and yield-curve positioning contributed to performance.

Top detractors from performance:

  Security selection was the primary detractor during the 12-month period.

TAFM

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Intermediate Municipal ETF	Bloomberg Municipal Bond Index
12/23	$10,000	$10,000
11/24	$10,581	$10,433
11/25	$10,902	$10,707

Average Annual Total Returns

AATR	1 Year	Since Inception 12/13/23
AB Tax-Aware Intermediate Municipal ETF	3.03%	4.48%
Bloomberg Municipal Bond Index	2.64%	3.53%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-tax-aware-intermediate-municipal-etf.00039J889.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$420,507,850
# of Portfolio Holdings	434
Portfolio Turnover Rate	10%
Total Advisory Fees Paid (Net)	$710,846

TAFM

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Municipal Obligations	96.5%
Commercial Mortgage-Backed Securities	0.3%
Warrants	0.0%
Short-Term Investments	2.7%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFM-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-TAIM-0153-1125

TAFM

3

TAFL

November 30, 2025

AB Tax-Aware Long Municipal ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Long Municipal ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFL-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Long Municipal ETF	$28	0.28%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Bloomberg Municipal Bond Index (the "benchmark"). Security selection within local general obligation, tobacco master settlement agreement securitization and tax-supported local state lease detracted, relative to the benchmark, while selection within prepay energy, guaranteed, industry industrial development revenue ("IDR") contributed. Losses from underweights to single family housing and prerefunded and an overweight to industry IDR were offset by gains to airports/ports and local general obligation.

During the 12-month period, the Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to performance.

Performance Highlights

Top contributors to performance:

  Overall security selection was the primary contributor to performance throughout the 12-month period.

Top detractors from performance:

  Industry allocation and security selection within some sectors detracted from the Fund's overall performance.

TAFL

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Long Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 20 Year (17-22) Municipal Index
12/23	$10,000	$10,000	$10,000
11/24	$10,619	$10,433	$10,561
11/25	$10,850	$10,707	$10,692

Average Annual Total Returns

AATR	1 Year	Since Inception 12/13/23
AB Tax-Aware Long Municipal ETF	2.18%	4.23%
Bloomberg Municipal Bond Index	2.64%	3.53%
Bloomberg 20 Year (17-22) Municipal Index	1.24%	3.45%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-tax-aware-long-municipal-etf.00039J871.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$42,820,423
# of Portfolio Holdings	101
Portfolio Turnover Rate	50%
Total Advisory Fees Paid (Net)	$87,829

TAFL

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Municipal Obligations	98.8%
Short-Term Investments	1.9%
Other assets less liabilities	-0.7%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFL-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-TALM-0153-1125

TAFL

3

TAFI

November 30, 2025

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Fund Information

AB Tax-Aware Short Duration Municipal ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Short Duration Municipal ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/TAFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Tax-Aware Short Duration Municipal ETF	$27	0.27%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the Bloomberg 1-5 Year Municipal Bond Index (the "benchmark"). Overall yield-curve positioning was the primary contributor, relative to the benchmark. Overweights to airport/ports and prepay energy contributed and could not be offset by losses from overweights to money market and asset-backed securities. Security selection within airport/ports, state general obligation and special tax contributed, while selection within local general obligation, prepay energy and guaranteed detracted.

Performance Highlights

Top contributors to performance:

  Security selection and yield-curve positioning contributed to performance throughout the 12-month period.

Top detractors from performance:

  Throughout the 12-month period, overall industry allocation was the primary detractor from relative performance.

TAFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Tax-Aware Short Duration Municipal ETF	Bloomberg Municipal Bond Index	Bloomberg 1-5 Year Municipal Bond Index
09/22	$10,000	$10,000	$10,000
11/22	$10,022	$10,106	$10,031
11/23	$10,364	$10,539	$10,308
11/24	$10,793	$11,058	$10,657
11/25	$11,185	$11,349	$11,020

Average Annual Total Returns

AATR	1 Year	Since Inception 9/14/22
AB Tax-Aware Short Duration Municipal ETF	3.64%	3.55%
Bloomberg Municipal Bond Index	2.64%	4.01%
Bloomberg 1-5 Year Municipal Bond Index	3.41%	3.07%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-tax-aware-short-duration-municipal-etf.00039J202.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,044,152,755
# of Portfolio Holdings	577
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (Net)	$2,092,910

TAFI

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	8.7%
AA	39.8%
A	27.3%
BBB	9.1%
BB	4.9%
B	0.2%
A-1+	5.1%
Not Rated	4.9%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Portfolio Breakdown (% of Net Assets)

Local Governments - US Municipal Bonds	82.3%
Short-Term Municipal Notes	13.1%
Asset-Backed Securities	0.5%
Commercial Mortgage-Backed Securities	0.3%
Collateralized Mortgage Obligations	0.2%
Corporates - Investment Grade	0.1%
Short-Term Investments	3.0%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/TAFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-TASDM-0153-1125

TAFI

3

YEAR

November 30, 2025

AB Ultra Short Income ETF

Principal Listing Exchange: NYSE Arca

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Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Ultra Short Income ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/YEAR-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Ultra Short Income ETF	$25	0.24%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the FTSE 3-Month US T-Bill Index (the “benchmark”). Sector allocation and security selection contributed, mainly from investment-grade corporate bonds and asset-backed securities. Country and yield-curve positioning also contributed, from overweights on the six-month, and two- and five-year parts of the curve. In addition, the Fund benefited from positive relative returns in both sector and yield-curve exposures, with investment-grade corporates and asset-backed securities providing notable excess returns compared to the benchmark. Currency decisions had no material impact on performance during the period.

During the 12-month period, the Fund used derivatives in the form or currency futures for hedging purposes, which added to overall performance.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector and security selection in investment-grade corporate bonds and asset-backed securities, along with country and yield-curve positioning on the six-month, and two- and five-year parts of the curve, were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, sector allocation to treasury futures and security selection in certain government cash-equivalent holdings, along with underweight positioning in parts of the yield-curve that did not keep pace with the benchmark, were the primary detractors from performance.

YEAR

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Ultra Short Income ETF	Bloomberg U.S. Aggregate Bond Index	FTSE 3-Month US T-Bill Index
09/22	$10,000	$10,000	$10,000
11/22	$10,046	$9,942	$10,065
11/23	$10,616	$10,059	$10,580
11/24	$11,240	$10,750	$11,165
11/25	$11,776	$11,363	$11,663

Average Annual Total Returns

AATR	1 Year	Since Inception 9/14/22
AB Ultra Short Income ETF	4.75%	5.22%
Bloomberg U.S. Aggregate Bond Index	5.70%	4.05%
FTSE 3-Month US T-Bill Index	4.46%	4.90%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/fixed-income/ab-ultra-short-income-etf.00039J103.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,499,275,212
# of Portfolio Holdings	167
Portfolio Turnover Rate	114%
Total Advisory Fees Paid (Net)	$3,268,884

YEAR

2

Graphical Representation of Holdings

Sector Breakdown (% of Net Assets)

Governments - Treasuries	39.2%
Financial Institutions	21.9%
Industrial	13.3%
Autos - Fixed Rate	5.7%
Other ABS - Fixed Rate	4.4%
Utility	1.1%
Credit Cards - Fixed Rate	0.7%
Short-Term Investments	12.9%
Other assets less liabilities	0.8%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financial institutions sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/YEAR-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-USI-0153-1125

YEAR

3

HIDV

November 30, 2025

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Fund Information

AB US High Dividend ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US High Dividend ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/HIDV-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US High Dividend ETF	$39	0.37%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Standard & Poor’s (“S&P”) 500 Total Return Index (the “benchmark”). Both security and sector selection detracted, relative to the benchmark. Within security selection, positions within Broadcom and Robert Half were the largest detractors, while holdings within United Health Group and Netflix contributed the most. An overweight to real estate and an underweight to technology detracted, while an underweight to industrials and an overweight to energy contributed to overall performance.

Performance Highlights

Top contributors to performance:

  Security selection within United Health Group, Netflix and Walgreens Boots Alliance contributed to performance.

Top detractors from performance:

  Overall security selection and sector allocation detracted from performance.

HIDV

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US High Dividend ETF	S&P 500 Index
03/23	$10,000	$10,000
11/23	$11,374	$11,541
11/24	$15,570	$15,452
11/25	$17,206	$17,769

Average Annual Total Returns

AATR	1 Year	Since Inception 3/22/23
AB US High Dividend ETF	10.53%	22.31%
S&P 500 Index	15.00%	23.74%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/equities/ab-us-high-dividend-etf.00039J400.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$132,430,721
# of Portfolio Holdings	110
Portfolio Turnover Rate	181%
Total Advisory Fees Paid (Net)	$262,889

HIDV

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
NVIDIA Corp.	$11,060,553	8.3%
Apple, Inc.	$10,161,573	7.7%
Microsoft Corp.	$9,523,837	7.2%
Alphabet, Inc. - Class A	$4,988,084	3.8%
Amazon.com, Inc.	$4,103,972	3.1%
Broadcom, Inc.	$3,256,320	2.4%
Eli Lilly & Co.	$2,946,788	2.2%
Alphabet, Inc. - Class C	$2,198,584	1.7%
Meta Platforms, Inc. - Class A	$2,038,451	1.5%
Micron Technology, Inc.	$1,809,781	1.4%
Total	$52,087,943	39.3%

Sector Breakdown (% of Net Assets)

Information Technology	32.3%
Financials	18.2%
Communication Services	9.0%
Health Care	7.7%
Consumer Discretionary	6.6%
Utilities	5.7%
Real Estate	5.4%
Industrials	5.0%
Consumer Staples	3.7%
Materials	3.7%
Energy	2.3%
Short-Term Investments	0.2%
Other assets less liabilities	0.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

The Fund's advisory fee was reduced, effective May 9, 2025, from .45% of the Fund’s average daily net assets to .35% of the Fund’s average daily net assets, resulting in a reduction in the Fund's total annual fund operating expenses, as set forth in the Annual Fund Operating Expenses table in the Fund's prospectus, from .45% to .35%.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/HIDV-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-UHD-0153-1125

HIDV

3

LRGC

November 30, 2025

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Fund Information

AB US Large Cap Strategic Equities ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US Large Cap Strategic Equities ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/LRGC-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US Large Cap Strategic Equities ETF	$44	0.41%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund underperformed the Standard & Poor’s (“S&P”) 500 Index (the "benchmark"). Overall security selection was the largest detractor, relative to the benchmark, as a result of selection within health care, communication services and industrials; selection within consumer staples, utilities and financials contributed. An underweight to technology and overweights to financials and health care offset the gains from an overweight to communication services and underweights to consumer discretionary and real estate.

Performance Highlights

Top contributors to performance:

  Overall sector allocation contributed to the Fund's relative performance.

Top detractors from performance:

  Security selection throughout the 12-month period was the largest detractor.

LRGC

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US Large Cap Strategic Equities ETF	S&P 500 Index
09/23	$10,000	$10,000
11/23	$10,392	$10,313
11/24	$13,945	$13,808
11/25	$15,698	$15,879

Average Annual Total Returns

AATR	1 Year	Since Inception 9/20/23
AB US Large Cap Strategic Equities ETF	12.57%	22.78%
S&P 500 Index	15.00%	23.39%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/equities/ab-us-large-cap-strategic-equities-etf.00039J707.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$672,760,259
# of Portfolio Holdings	66
Portfolio Turnover Rate	21%
Total Advisory Fees Paid (Net)	$1,829,587

LRGC

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$52,372,497	7.8%
NVIDIA Corp.	$49,701,069	7.4%
Alphabet, Inc. - Class C	$41,631,286	6.2%
Amazon.com, Inc.	$32,489,412	4.8%
Apple, Inc.	$31,777,467	4.7%
Broadcom, Inc.	$25,575,065	3.8%
Meta Platforms, Inc. - Class A	$23,470,045	3.5%
Visa, Inc. - Class A	$20,776,751	3.1%
Charles Schwab Corp. (The)	$13,490,453	2.0%
Walmart, Inc.	$13,048,689	1.9%
Total	$304,332,734	45.2%

Sector Breakdown (% of Net Assets)

Information Technology	31.4%
Financials	14.9%
Communication Services	12.3%
Health Care	10.4%
Industrials	9.3%
Consumer Discretionary	8.6%
Consumer Staples	4.5%
Energy	2.0%
Utilities	1.9%
Materials	1.8%
Real Estate	1.4%
Short-Term Investments	1.4%
Other assets less liabilities	0.1%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

The Fund's advisory fee was reduced, effective May 9, 2025, from .48% of the Fund’s average daily net assets to .39% of the Fund’s average daily net assets, resulting in a reduction in the Fund's total annual fund operating expenses, as set forth in the Annual Fund Operating Expenses table in the Fund's prospectus, from .48% to .39%.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/LRGC-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-ULCSE-0153-1125

LRGC

3

LOWV

November 30, 2025

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Fund Information

AB US Low Volatility Equity ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB US Low Volatility Equity ETF (the “Fund”) for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/LOWV-A. You can also request this information by contacting us at (800) 227 4618.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB US Low Volatility Equity ETF	$44	0.42%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended November 30, 2025, the Fund underperformed the S&P 500 Index (the “benchmark”). The Fund's results were primarily impacted by negative security selection across several sectors, which was the leading detractor from performance. While sector allocation contributed positively, it was not sufficient to offset the broader challenges faced during the period. Overall, the Fund’s performance reflected the effects of active management decisions and market conditions across different sectors.

Performance Highlights

Top contributors to performance:

  During the 12-month period, an overweight to defensive sectors and positive security selection within health care and consumer staples were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within technology and communication services, along with underweights to certain growth-oriented sectors, were the primary detractors from performance.

LOWV

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB US Low Volatility Equity ETF	S&P 500 Index
03/23	$10,000	$10,000
11/23	$11,609	$11,541
11/24	$14,681	$15,452
11/25	$16,230	$17,769

Average Annual Total Returns

AATR	1 Year	Since Inception 3/22/23
AB US Low Volatility Equity ETF	10.58%	19.70%
S&P 500 Index	15.00%	23.74%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/etf/equities/ab-us-low-volatility-equity-etf.00039J301.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$166,448,304
# of Portfolio Holdings	77
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (Net)	$491,828

LOWV

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$13,350,199	8.0%
Alphabet, Inc. - Class C	$10,292,498	6.2%
Apple, Inc.	$9,093,577	5.5%
NVIDIA Corp.	$7,410,282	4.4%
Broadcom, Inc.	$6,367,171	3.8%
Amazon.com, Inc.	$6,300,439	3.8%
Visa, Inc. - Class A	$3,651,416	2.2%
McKesson Corp.	$3,651,361	2.2%
Merck & Co., Inc.	$3,128,442	1.9%
Gilead Sciences, Inc.	$3,069,993	1.8%
Total	$66,315,378	39.8%

Sector Breakdown (% of Net Assets)

Information Technology	32.2%
Financials	14.6%
Health Care	12.3%
Industrials	10.0%
Communication Services	9.3%
Consumer Discretionary	9.2%
Utilities	3.8%
Consumer Staples	3.6%
Energy	1.7%
Real Estate	0.8%
Short-Term Investments	2.4%
Other assets less liabilities	0.1%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund during the reporting period.

At meetings held on May 6-8, 2025, the Board of Directors approved the Fund's unitary advisory fee reduction from .48% of the Fund’s average daily net assets to .39% of the Funds average daily net assets, effective May 9,2025. For more information on the unitary advisory fee reduction, please see the supplement to the Fund's statutory prospectus dated May 9 2025.

During the reporting period, the Fund added the following risk[s] to its Principal Risk as set forth in its prospectus.

  Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/LOWV-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

AB ETFs are distributed by Foreside Fund Services, LLC; Foreside is not related to AllianceBernstein or its affiliates.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ETF-ULVE-0153-1125

LOWV

3

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), testing related to fund reorganizations, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees		Audit - Related Fees		Tax Fees
AB Tax Aware Short Duration Municipal ETF	2024	$25,000			$—	$15,788
	2025	$29,000			$—	$16,226
AB Ultra Short Income ETF	2024	$25,000			$—	$17,543
	2025	$25,000			$—	$16,226
AB Disruptors ETF	2024	$23,000			$—	$17,361
	2025	$23,000			$—	$17,598
AB US Low Volatility Equity ETF	2024	$23,000			$—	$18,647
	2025	$23,000			$—	$15,103
AB High Yield ETF	2024	$60,000			$—	$23,710
	2025	$60,000			$—	$19,811
AB US High Dividend ETF	2024	$23,000			$—	$21,753
	2025	$23,000			$—	$16,497
AB US Large Cap Strategic Equities ETF	2024	$23,000			$—	$30,043
	2025	$23,000			$—	$14,726
AB Conservative Buffer ETF	2024	$23,000			$—	$13,646
	2025	$23,000			$—	$26,392
AB Core Plus Bond ETF	2024	$29,000			$—	$16,014
	2025	$55,000	*		$—	$22,121
AB Corporate Bond ETF	2024	$25,000			$—	$16,014
	2025	$25,000			$—	$15,726
AB Tax-Aware Intermediate Municipal ETF	2024	$29,000			$—	$13,336
	2025	$29,000			$—	$14,725
AB Tax-Aware Long Municipal ETF	2024	$29,000			$—	$13,336
	2025	$29,000			$—	$14,725
AB Short Duration High Yield ETF	2024	$99,000	*		$—	$35,074
	2025	$60,000			$5,500	$18,340
AB Short Duration Income ETF	2024	$95,700	*		$—	$39,574
	2025	$50,000			$5,500	$14,725
AB International Low Volatility Equity ETF	2024	$76,201	*		$—	$38,367
	2025	$29,000			$6,500	$19,017
AB California Intermediate Municipal ETF	2025	$29,000			$—	$8,400
AB Core Bond ETF	2025	$115,500	*	$		$14,000
AB Emerging Markets Opportunities ETF	2025	$29,000			$—	$11,000
AB International Buffer ETF	2025	$23,000			$—	$24,468
AB International Growth ETF	2025	$29,000			$—	$13,050
AB Moderate Buffer ETF	2025	$23,000			$—	$24,468
AB New York Intermediate Municipal ETF	2025	$29,000			$—	$8,300

(d) Not applicable.

* These fees include fees for services provided to the Acquired Portfolio and the Fund.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Tax Aware Short Duration Municipal ETF	2024	$1,732,246	$15,788
			$—
			$(15,788)
	2025	$1,642,238	$16,226
			$—
			$(16,226)
AB Ultra Short Income ETF	2024	$1,734,001	$17,543
			$—
			$(17,543)
	2025	$1,642,238	$16,226
			$—
			$(16,226)
AB Disruptors ETF	2024	$1,733,819	$17,361
			$—
			$(17,361)
	2025	$1,643,610	$17,598
			$—
			$(17,598)
AB US Low Volatility Equity ETF	2024	$1,735,105	$18,647
			$—
			$(18,647)
	2025	$1,641,115	$15,103
			$—
			$(15,103)
AB US High Dividend ETF	2024	$1,738,211	$21,753
			$—
			$(21,753)
	2025	$1,642,509	$16,497
			$—
			$(16,497)
AB High Yield ETF	2024	$1,740,168	$23,710
			$—
			$(23,710)
	2025	$1,645,823	$19,811
			$—
			$(19,811)
AB US Large Cap Strategic Equities ETF	2024	$1,746,501	$30,043
			$—
			$(30,043)
	2025	$1,640,738	$14,726
			$—
			$(14,726)
AB Conservative Buffer ETF	2024	$1,730,104	$13,646
			$—
			$(13,646)
	2025	$1,652,404	$26,392
			$—
			$(26,392)
AB Core Plus Bond ETF	2024	$1,732,472	$16,014
			$—
			$(16,014)
	2025	$1,648,133	$22,121
			$—
			$(22,121)
AB Corporate Bond ETF	2024	$1,732,472	$16,014
			$—
			$(16,014)
	2025	$1,641,738	$15,726
			$—
			$(15,726)
AB Tax-Aware Intermediate Municipal ETF	2024	$1,729,794	$13,336
			$—
			$(13,336)
	2025	$1,640,737	$14,725
			$—
			$(14,725)
AB Tax-Aware Long Municipal ETF	2024	$1,729,794	$13,336
			$—
			$(13,336)
	2025	$1,640,737	$14,725
			$—
			$(14,725)
AB Short Duration High Yield ETF	2024	$1,751,532	$35,074
			$—
			$(35,074)
	2025	$1,644,352	$23,840
			$(5,500)
			$(18,340)
AB Short Duration Income ETF	2024	$1,756,032	$39,574
			$—
			$(39,574)
	2025	$1,640,737	$20,225
			$(5,500)
			$(14,725)
AB International Low Volatility Equity ETF	2024	$1,754,825	$38,367
			$—
			$(38,367)
	2025	$1,645,029	$25,517
			$(6,500)
			$(19,017)
AB California Intermediate Municipal ETF	2025	$1,634,412	$8,400
			$—
			$(8,400)
AB Core Bond ETF	2025	$1,640,012	$14,000
			$—
			$(14,000)
AB Emerging Markets Opportunities ETF	2025	$1,637,012	$11,000
			$—
			$(11,000)
AB International Buffer ETF	2025	$1,650,480	$24,468
			$—
			$(24,468)
AB International Growth ETF	2025	$1,639,062	$13,050
			$—
			$(13,050)
AB Moderate Buffer ETF	2025	$1,650,480	$24,468
			$—
			$(24,468)
AB New York Intermediate Municipal ETF	2025	$1,634,312	$8,300
			$—
			$(8,300)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Carol C. McMullen R. Jay Gerken Emilie D. Wrapp	Garry L. Moody Jeanette Loeb Jeffrey R. Holland

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CALIFORNIA INTERMEDIATE MUNICIPAL ETF

(NYSE Arca: CAM)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.0%
Long-Term Municipal Bonds – 90.6%
California – 84.6%
Bay Area Toll Authority (Bay Area Toll Authority) Series 2021 3.09% (MUNIPSA + 0.30%), 04/01/2056(a)	$5,000	$4,954,705
3.20% (MUNIPSA + 0.41%), 04/01/2056(a)	13,415	13,209,351
Burbank-Glendale-Pasadena Airport Authority Brick Campaign (Burbank-Glendale-Pasadena Airport Authority Brick Campaign) Series 2024-B 5.25%, 07/01/2042	950	1,019,493
5.25%, 07/01/2044	8,865	9,361,068
AG Series 2024-B 4.00%, 07/01/2039	4,500	4,539,717
4.125%, 07/01/2041	3,000	2,982,056
California Community Choice Financing Authority (American General Life Insurance) Series 2023-D 5.50%, 05/01/2054	5,000	5,293,220
Series 2024 5.00%, 08/01/2055	7,600	8,073,145
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 01/01/2055	10,000	10,517,636
5.00%, 11/01/2055	10,000	10,495,425
California Community Choice Financing Authority (Bank of Nova Scotia (The)) Series 2025 5.00%, 10/01/2056	2,800	3,070,305
California Community Choice Financing Authority (Canadian Imperial Bank of Commerce) Series 2025 5.00%, 11/01/2033	1,250	1,369,028
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	10,000	10,646,820
California Community Choice Financing Authority (Goldman Sachs Group) Series 2021 4.00%, 10/01/2052	7,015	7,118,718
Series 2023 5.00%, 12/01/2053	9,590	10,128,471

ABFunds.com	AB California Intermediate Municipal ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Morgan Stanley) Series 2021-B 4.00%, 02/01/2052	$4,435	$4,515,766
Series 2023 4.283% (SOFR + 1.63%), 07/01/2053(a)	5,000	5,013,163
4.323% (SOFR + 1.67%), 02/01/2054(a)	5,000	5,014,889
5.00%, 02/01/2054	14,770	15,776,335
California Community Choice Financing Authority (New York Life Insurance) Series 2024 5.00%, 01/01/2056	12,250	13,514,734
California Community Choice Financing Authority (Pacific Life Insurance) Series 2024-F 5.00%, 02/01/2055	6,045	6,603,004
California Community Choice Financing Authority (Royal Bank of Canada) Series 2024 5.00%, 02/01/2055	10,000	10,905,289
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	4,450	3,421,855
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	1,330	1,128,070
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	3,390	2,579,681
California County Tobacco Securitization Agency (Los Angeles County Securitization) Series 2020-A 4.00%, 06/01/2037	510	499,724
4.00%, 06/01/2038	1,000	968,120
5.00%, 06/01/2027	800	823,737
5.00%, 06/01/2028	700	733,944
5.00%, 06/01/2030	500	535,211
5.00%, 06/01/2031	400	426,274
5.00%, 06/01/2032	300	317,907
California Earthquake Authority (California Earthquake Authority) Series 2022-A 5.603%, 07/01/2027	1,520	1,539,115

2 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (St. Mary’s College of California) Series 2023 5.25%, 10/01/2033	$1,375	$1,459,421
California Enterprise Development Authority (Real Journey Academies Obligated Group) Series 2024-A 5.00%, 06/01/2044(b)	2,000	1,945,217
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(b)	615	611,935
4.00%, 06/01/2031(b)	2,000	1,974,317
California Health Facilities Financing Authority (Adventist Health System/West Obligated Group) Series 2024 5.00%, 12/01/2034	1,265	1,424,092
5.00%, 12/01/2036	1,000	1,107,763
Series 2025 5.00%, 12/01/2032	5,500	6,116,874
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,514,654
5.00%, 11/15/2028	6,000	6,013,657
5.00%, 11/15/2029	7,000	7,015,910
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,246,433
California Health Facilities Financing Authority (CommonSpirit Health Obligated Group) Series 2020-A 5.00%, 04/01/2034	750	815,365
California Health Facilities Financing Authority (Sutter Health) Series 2018-A 5.00%, 11/15/2029	1,280	1,341,675
California Housing Finance Agency (CAHFA 2019-2) Series 2019-2, Class A 4.00%, 03/20/2033	9,873	10,125,272
California Housing Finance Agency (CAHFA 2021-1) Series 2021-1, Class A 3.50%, 11/20/2035	9,272	9,211,385

ABFunds.com	AB California Intermediate Municipal ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Housing Finance Agency (CAHFA 2021-2) Series 2021-2, Class A 3.75%, 03/25/2035	$7,532	$7,606,675
Series 2021-2, Class X 0.825%, 03/25/2035(c)	3,766	147,701
California Housing Finance Agency (CAHFA 2021-3) Series 2021-3, Class A 3.25%, 08/20/2036	1,872	1,805,091
Series 2021-3, Class X 0.793%, 08/20/2036(c)	3,182	141,225
California Infrastructure & Economic Development Bank (Adventist Health System/West Obligated Group) Series 2024 5.00%, 07/01/2042	2,355	2,459,128
5.00%, 07/01/2044	2,000	2,049,220
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2024 3.25%, 08/01/2029	4,750	4,792,304
California Infrastructure & Economic Development Bank (Museum Associates) Series 2021 3.49% (MUNIPSA + 0.70%), 12/01/2050(a)	4,000	3,992,979
California Municipal Finance Authority (Ascent 613) Series 2025-A 5.25%, 01/01/2045(b)	2,500	2,484,419
California Municipal Finance Authority (California Municipal Finance Authority) Series 2025 4.325%, 11/20/2040	5,172	5,059,925
Series 2025-2, Class A1 3.537%, 02/20/2041	3,581	3,353,100
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,028,289
California Municipal Finance Authority (LAX Integrated Express Solutions) Series 2018 5.00%, 12/31/2026	2,200	2,233,828
5.00%, 12/31/2028	1,000	1,033,071
5.00%, 06/30/2029	1,050	1,082,192
5.00%, 12/31/2029	2,150	2,216,186
5.00%, 12/31/2031	1,930	1,983,944
5.00%, 12/31/2033	1,500	1,536,509

4 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/31/2043	$2,000	$2,011,667
California Municipal Finance Authority (PRS-California Obligated Group) Series 2024 5.00%, 04/01/2034	410	453,635
5.00%, 04/01/2035	720	794,240
5.00%, 04/01/2038	500	541,927
5.00%, 04/01/2044	1,415	1,457,167
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	5,000	5,038,425
California Pollution Control Financing Authority (Channelside Water Resources) Series 2012 5.00%, 07/01/2027(b)	1,580	1,581,580
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2029(b)	2,900	2,986,652
5.00%, 07/01/2039(b)	2,465	2,533,258
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	1,500	1,545,113
California School Finance Authority (KIPP SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	1,305	1,238,575
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.25%, 06/01/2042(b)	1,000	1,042,365
California School Finance Authority (Partnerships to Uplift Communities Series 2023 Obligated Group) Series 2023 5.00%, 08/01/2033(b)	650	671,986
5.25%, 08/01/2038(b)	500	515,173
California School Finance Authority (Rex & Margaret Fortune School of Education) Series 2024 5.00%, 06/01/2044(b)	2,000	1,866,580

ABFunds.com	AB California Intermediate Municipal ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(b)	$570	$569,859
Series 2016-A 5.00%, 06/01/2031(b)	1,700	1,669,245
California State Public Works Board (California State Public Works Board Lease) Series 2017-H 5.00%, 04/01/2030	2,000	2,066,903
5.00%, 04/01/2031	2,000	2,067,084
5.00%, 04/01/2032	1,270	1,311,842
Series 2025 5.00%, 04/01/2043	2,000	2,203,783
5.00%, 04/01/2044	2,000	2,181,964
5.00%, 04/01/2045	2,385	2,588,913
California State Public Works Board (State of California Lease) Series 2022-A 5.00%, 08/01/2027	7,000	7,300,136
Series 2022-B 5.00%, 06/01/2026	10,000	10,127,565
Series 2023 5.00%, 09/01/2026	5,000	5,095,714
Series 2024 5.05%, 04/01/2032	2,000	2,081,825
5.06%, 04/01/2033	1,000	1,039,903
California State University (California State University) Series 2017-A 5.00%, 11/01/2033	5,620	5,815,110
Series 2020-A 5.00%, 11/01/2030	600	664,191
5.00%, 11/01/2031	400	442,661
Series 2020-D 1.49%, 11/01/2028	1,500	1,407,427
Series 2021-B 2.274%, 11/01/2034	7,000	5,981,762
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,243,255
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	740,769

6 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2028	$535	$561,313
California Statewide Communities Development Authority (John Muir Health Obligated Group) Series 2024-A 5.00%, 12/01/2041	3,250	3,586,456
5.25%, 12/01/2040	2,400	2,731,602
5.25%, 12/01/2044	2,725	2,960,962
California Statewide Communities Development Authority (Lancer Educational Housing) Series 2016 5.00%, 06/01/2036(b)	3,250	3,259,299
Series 2019 5.00%, 06/01/2034(b)	755	776,784
5.00%, 06/01/2039(b)	1,800	1,819,226
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,512,247
Series 2018-A 5.00%, 12/01/2027(b)	250	258,644
5.00%, 12/01/2033(b)	1,000	1,032,422
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2029(b)	570	580,997
California Statewide Communities Development Authority (Redlands Community Hospital Obligated Group) Series 2016 5.00%, 10/01/2027	2,360	2,380,835
5.00%, 10/01/2028	1,230	1,243,504
5.00%, 10/01/2033	2,135	2,155,378
California Statewide Communities Development Authority (Southern California Edison) Series 2023 4.50%, 11/01/2033	6,700	7,024,221
Central Valley Energy Authority (Pacific Life Insurance) Series 2025 5.00%, 12/01/2055	1,000	1,109,684
City of Fremont CA Community Facilities District No. 1 (City of Fremont CA Community Facilities District No. 1) Series 2015 5.00%, 09/01/2027	1,000	1,004,145
City of Los Angeles CA Wastewater System Revenue (City of Los Angeles CA Wastewater System Revenue) Series 2025-C 5.00%, 06/01/2043	2,000	2,230,513

ABFunds.com	AB California Intermediate Municipal ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2017 5.00%, 05/15/2029	$1,145	$1,154,778
Series 2017-A 5.00%, 05/15/2028	1,440	1,483,770
5.00%, 05/15/2031	1,275	1,311,462
Series 2018 5.00%, 05/15/2031	3,000	3,194,830
5.00%, 05/15/2035	1,190	1,236,461
Series 2019 4.00%, 05/15/2044	4,205	3,954,446
Series 2019-A 5.00%, 05/15/2038	4,315	4,507,782
Series 2020-C 5.00%, 05/15/2031	5,000	5,430,016
5.00%, 05/15/2039	2,655	2,798,109
Series 2021 5.00%, 05/15/2030	5,020	5,465,026
5.00%, 05/15/2033	4,735	5,248,296
5.00%, 05/15/2035	1,685	1,840,090
Series 2021-D 4.00%, 05/15/2040	2,165	2,153,721
Series 2022 4.00%, 05/15/2036	1,300	1,325,188
4.00%, 05/15/2041	1,100	1,080,391
5.00%, 05/15/2032	4,000	4,455,074
Series 2022-A 4.00%, 05/15/2041	6,160	6,050,188
Series 2025 5.00%, 05/15/2026	3,500	3,536,272
5.00%, 05/15/2030	4,500	4,898,928
5.00%, 05/15/2036	1,050	1,193,958
5.00%, 05/15/2037	1,065	1,199,577
City of Los Angeles Department of Airports (Prerefunded – US Treasuries) Series 2021 5.00%, 05/15/2033	265	292,203
City of Roseville CA (City of Roseville CA Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2028	1,010	1,044,120
5.00%, 09/01/2030	1,295	1,333,386
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	995	1,006,569

8 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Jose CA Airport Revenue (Norman Y Mineta San Jose Intl Airport SJC) Series 2017-A 5.00%, 03/01/2027	$2,480	$2,539,361
City of Santa Rosa CA Wastewater Revenue (City of Santa Rosa CA Wastewater Revenue) AMBAC Series 2002-B Zero Coupon, 09/01/2029	3,000	2,701,752
CMFA Special Finance Agency VIII Elan Huntington Beach (CMFA Special Finance Agency VIII Elan Huntington Beach) Series 2021 4.00%, 08/01/2047(b)	340	311,184
Compton Community Redevelopment Agency Successor Agency (Compton Community Redevelopment Agency Successor Agency) AG Series 2022-A 5.25%, 08/01/2032	3,925	4,421,811
Contra Costa Transportation Authority Sales Tax Revenue (Contra Costa Transportation Authority Sales Tax Revenue) Series 2017-A 5.00%, 03/01/2030	1,250	1,291,552
Coronado Community Development Agency Successor Agency (Coronado Community Development Agency Successor Agency) Series 2018-A 5.00%, 09/01/2033	675	675,758
County of Sacramento CA Airport System Revenue (County of Sacramento CA Airport System Revenue) Series 2018-C 5.00%, 07/01/2033	1,005	1,048,250
Series 2025-A 5.00%, 07/01/2029	2,100	2,245,965
5.00%, 07/01/2040	2,250	2,427,985
5.25%, 07/01/2043	1,150	1,230,786
5.25%, 07/01/2044	1,500	1,599,045
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	1,500	1,235,438
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(b)	3,325	2,827,990

ABFunds.com	AB California Intermediate Municipal ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	$4,000	$3,227,568
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	4,985	4,310,076
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,315	3,068,761
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	1,000	814,731
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	3,570,697
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,355	1,996,380
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,000	1,691,552
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,526,476
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	4,000	3,100,591

10 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	$1,500	$1,024,318
East County Advanced Water Purification Joint Powers Authority (East County Advanced Water Purification Joint Powers Authority) Series 2024 5.00%, 09/01/2026	5,500	5,570,922
Fontana Redevelopment Agency Successor Agency (Fontana Redevelopment Agency Successor Agency) Series 2017-A 5.00%, 10/01/2031	1,750	1,825,607
Foothill-De Anza Community College District (Foothill-De Anza Community College District) AMBAC Series 2007-A Zero Coupon, 08/01/2034	1,000	777,412
Foothill-Eastern Transportation Corridor Agency (Foothill-Eastern Transportation Corridor Agency) Series 2021-A 4.00%, 01/15/2046	3,290	3,187,458
Series 2021-C 4.00%, 01/15/2043	1,889	1,889,208
Fremont Union High School District (Fremont Union High School District) Series 2024 5.00%, 08/01/2026	1,000	1,018,170
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Lease) Series 2021 2.746%, 06/01/2034	3,165	2,907,162
3.115%, 06/01/2038	2,500	2,223,643
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021 3.85%, 06/01/2050	5,670	5,198,685
Long Beach Bond Finance Authority (Bank of America Corp.) Series 2007-A 5.50%, 11/15/2037	3,700	4,400,962
Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) Series 2022-C 5.00%, 07/01/2039	2,500	2,698,435

ABFunds.com	AB California Intermediate Municipal ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024-B 5.00%, 07/01/2036	$2,000	$2,253,902
5.00%, 07/01/2037	1,405	1,578,676
5.00%, 07/01/2038	2,055	2,281,730
5.00%, 07/01/2039	1,845	2,033,175
Series 2024-C 5.00%, 07/01/2041	1,070	1,161,920
Series 2024-D 5.00%, 07/01/2043	4,165	4,456,984
Series 2024-E 5.00%, 07/01/2039	2,000	2,214,805
Series 2025-B 5.00%, 07/01/2033	3,665	4,180,488
5.00%, 07/01/2034	2,000	2,304,516
BAM Series 2025-A 5.00%, 07/01/2043	1,750	1,885,522
Los Angeles Department of Water & Power Power System Revenue (Los Angeles Dept. of Water & Power Power System Revenue) Series 2016-A 5.00%, 07/01/2036	1,130	1,131,134
Series 2021 5.00%, 07/01/2038	1,000	1,079,375
Los Angeles Department of Water & Power Water System Revenue (Los Angeles Dept. of Water & Power Water System Revenue) Series 2023-A 5.00%, 07/01/2035	1,040	1,174,576
5.00%, 07/01/2042	2,125	2,276,458
Series 2025-A 5.00%, 01/01/2030	10,000	10,760,370
Series 2025-B 5.00%, 07/01/2031	1,625	1,806,705
5.00%, 07/01/2032	1,000	1,127,303
5.00%, 07/01/2033	1,300	1,482,847
Los Angeles Department of Water & Power Water System Revenue (Prerefunded – US Treasuries) Series 2016-B 5.00%, 07/01/2030	1,495	1,498,227
Los Angeles Unified School District/CA (Los Angeles Unified School District/CA) Series 2016-B 5.00%, 07/01/2030	2,500	2,537,256

12 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-B 5.00%, 07/01/2029	$9,020	$9,533,026
Series 2019-A 5.00%, 07/01/2027	1,045	1,089,978
Series 2024-A 5.00%, 07/01/2030	1,590	1,793,973
5.00%, 07/01/2032	21,740	25,547,372
Series 2025-A 5.00%, 07/01/2043	2,000	2,224,251
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	5,285	6,500,863
Series 2009-B 7.00%, 11/01/2034	5,555	6,776,872
Middle Fork Project Finance Authority (Middle Fork Project Finance Authority) Series 2020 5.00%, 04/01/2033	1,650	1,745,633
5.00%, 04/01/2034	1,100	1,160,460
5.00%, 04/01/2035	1,150	1,211,059
Northern California Energy Authority (Pacific Life Insurance) Series 2024 5.00%, 12/01/2054	10,000	10,755,728
Pittsburg Successor Agency Redevelopment Agency (Pittsburg Successor Agency Redevelopment Agency) AG Series 2016-A 5.00%, 09/01/2027	2,785	2,832,892
Port of Los Angeles (Port of Los Angeles) Series 2024-A 5.00%, 08/01/2029	1,295	1,390,453
5.00%, 08/01/2030	2,110	2,307,193
5.00%, 08/01/2035	2,330	2,651,104
River Islands Public Financing Authority (River Islands Public Financing Authority Cmnty Facs District No. 2003-1 Area 1) Series 2022 4.50%, 09/01/2037	2,905	2,958,926
5.00%, 09/01/2042	2,510	2,582,656
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.54% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,198,340

ABFunds.com	AB California Intermediate Municipal ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego Community College District (Prerefunded – US Treasuries) Series 2016 4.00%, 08/01/2041	$4,000	$4,045,903
San Diego County Regional Airport Authority (San Diego County Regional Airport Authority) Series 2021-B 5.00%, 07/01/2028	5,245	5,519,725
Series 2023 5.00%, 07/01/2041	10,320	11,032,611
Series 2025 5.00%, 07/01/2029	1,000	1,072,677
San Diego Unified School District/CA (San Diego Unified School District/CA) Series 2025-Z 5.00%, 07/01/2039	875	1,020,097
San Francisco City & County Public Utilities Commission Wastewater Revenue (San Francisco City & County Public Utilities Commission Wastewater Revenue) Series 2024 4.655%, 10/01/2027	2,650	2,692,782
San Francisco Intl Airport (San Francisco Intl Airport) Series 2019-A 5.00%, 05/01/2034	11,015	11,663,861
5.00%, 05/01/2035	1,000	1,054,611
Series 2019-E 5.00%, 05/01/2034	3,450	3,653,229
5.00%, 05/01/2035	3,275	3,453,850
5.00%, 05/01/2036	3,385	3,557,613
Series 2022-A 5.00%, 05/01/2031	1,500	1,657,969
Series 2022-C 2.583%, 05/01/2030	1,625	1,542,507
Series 2024 5.00%, 05/01/2035	13,000	14,667,292
5.00%, 05/01/2036	1,950	2,180,370
5.00%, 05/01/2039	5,860	6,404,930
5.25%, 05/01/2044	10,000	10,651,721
San Joaquin Valley Clean Energy Authority (Goldman Sachs Group) Series 2025 5.50%, 01/01/2056	2,840	3,236,917
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2026	3,310	3,363,223

14 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	$1,000	$1,004,080
5.00%, 09/01/2030	1,365	1,370,645
South San Francisco Unified School District (South San Francisco Unified School District) Series 2025 5.00%, 09/01/2026	3,510	3,582,055
5.00%, 09/01/2027	2,160	2,263,452
5.00%, 09/01/2029	1,000	1,106,489
5.00%, 09/01/2030	1,675	1,900,509
5.00%, 09/01/2032	1,380	1,631,522
Southern California Public Power Authority (American General Life Insurance) Series 2024-A 5.00%, 04/01/2055	3,500	3,745,134
Southern California Public Power Authority (Los Angeles Dept. of Water & Power Power System Revenue) Series 2023 5.00%, 07/01/2035	2,645	2,996,823
5.00%, 07/01/2036	2,000	2,244,307
5.00%, 07/01/2039	2,000	2,211,178
5.00%, 07/01/2041	1,100	1,195,489
Series 2024 5.00%, 07/01/2040	3,200	3,521,282
5.00%, 07/01/2042	1,650	1,790,725
5.00%, 07/01/2044	1,995	2,124,091
BAM Series 2025 5.25%, 07/01/2042	2,175	2,427,283
Southern California Public Power Authority (Southern California Public Power Authority) BAM Series 2025 5.00%, 07/01/2035	1,950	2,277,352
5.25%, 07/01/2044	1,200	1,313,623
5.25%, 07/01/2045	1,730	1,882,753
State of California (State of California) Series 2009 7.30%, 10/01/2039	1,000	1,180,649
7.55%, 04/01/2039	1,000	1,231,110
Series 2016 5.00%, 09/01/2034	3,500	3,559,352
Series 2019 5.00%, 04/01/2028	1,625	1,723,579

ABFunds.com	AB California Intermediate Municipal ETF 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2037	$615	$656,275
Series 2023 5.00%, 09/01/2038	10,000	11,354,614
6.00%, 03/01/2033	4,000	4,443,684
Series 2024 5.15%, 09/01/2034	2,000	2,107,092
Series 2025 5.00%, 11/01/2027	7,000	7,347,769
5.00%, 03/01/2042	5,000	5,580,695
Sweetwater Union High School District (Sweetwater Union High School District) Series 2016 5.00%, 08/01/2030	3,205	3,218,944
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization) Series 2021 4.00%, 06/01/2034	1,000	1,013,443
4.00%, 06/01/2036	1,015	1,017,602
4.00%, 06/01/2038	1,210	1,189,772
4.00%, 06/01/2040	1,150	1,107,888
5.00%, 06/01/2026	1,360	1,373,582
5.00%, 06/01/2027	1,500	1,546,292
5.00%, 06/01/2028	1,220	1,281,566
5.00%, 06/01/2030	1,500	1,621,928
5.00%, 06/01/2032	1,300	1,399,672
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment) Series 2020 5.00%, 10/01/2031	500	526,965
5.00%, 10/01/2032	950	997,278
5.00%, 10/01/2034	600	626,429
5.00%, 10/01/2035	600	624,030
5.00%, 10/01/2036	800	828,407
5.00%, 10/01/2037	1,375	1,417,538
5.00%, 10/01/2038	1,000	1,028,389
University of California (University of California) Series 2017-A 5.00%, 05/15/2028	1,000	1,039,412
5.00%, 05/15/2029	3,000	3,117,804
5.00%, 05/15/2031	2,465	2,560,906
Series 2017-M 5.00%, 05/15/2031	4,000	4,154,459
Series 2023-B 4.693%, 05/15/2033	6,260	6,444,137
Series 2024-B 5.00%, 05/15/2026	20,000	20,254,866

16 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Township Health Care District (Washington Township Health Care District) Series 2023-A 5.00%, 07/01/2040	$400	$413,291
5.00%, 07/01/2041	360	368,715
5.00%, 07/01/2042	350	355,848
5.00%, 07/01/2043	275	277,659
AG Series 2023-B 4.125%, 08/01/2041	750	773,239
4.125%, 08/01/2042	275	281,585
4.25%, 08/01/2043	370	378,786
Yucaipa Valley Water District Financing Authority (Yucaipa Valley Water District Water & Sewer Revenue) Series 2024-A 5.00%, 06/01/2026	10,000	10,058,708

		928,943,937

American Samoa – 0.1%
American Samoa Economic Development Authority (American Samoa Economic Development Authority) Series 2025-A 5.00%, 09/01/2030(b)(d)	1,000	1,045,470
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	470	490,803

		1,536,273

Florida – 0.1%
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	132,513
County of Osceola FL Transportation Revenue (County of Osceola FL Transportation Revenue) Series 2020-A Zero Coupon, 10/01/2030	150	124,428
Zero Coupon, 10/01/2031	185	147,189
Zero Coupon, 10/01/2032	100	76,188
Zero Coupon, 10/01/2033	250	181,950
Zero Coupon, 10/01/2034	270	187,671
New River Community Development District (New River Community Development District) Series 2006-B 5.00%, 05/01/2013(e)(f)	405	4

		849,943

ABFunds.com	AB California Intermediate Municipal ETF 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 0.2%
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2019 5.00%, 01/01/2032	$460	$483,472
5.00%, 01/01/2035	250	261,423
5.00%, 01/01/2036	1,590	1,657,952

		2,402,847

Guam – 1.9%
Antonio B Won Pat International Airport Authority (Antonio B Won Pat Intl Airport Authority) Series 2021-A 2.899%, 10/01/2027	825	804,391
Series 2023 5.00%, 10/01/2028	960	990,614
5.125%, 10/01/2034	140	152,056
5.375%, 10/01/2040	275	294,516
Series 2024-A 5.00%, 10/01/2027	155	158,489
5.00%, 10/01/2031	600	642,335
5.00%, 10/01/2033	600	649,288
5.00%, 10/01/2034	450	488,740
Guam Department of Education (Guam Dept. of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,503,792
5.00%, 02/01/2040	1,090	1,101,458
Guam Education Financing Foundation (Guam Education Financing Foundation COP) Series 2016-B 5.00%, 10/01/2026(b)	1,045	1,044,932
Guam Power Authority (Guam Power Authority) Series 2022-A 5.00%, 10/01/2028	3,000	3,163,348
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	1,000	1,015,466
5.00%, 12/01/2029	455	460,979
5.00%, 12/01/2030	730	739,786
5.00%, 12/01/2032	675	683,317
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2031	1,000	1,085,845

18 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	$795	$822,163
5.00%, 11/01/2028	955	1,004,299
5.00%, 11/01/2029	1,000	1,068,564
5.00%, 11/01/2030	820	890,465
Territory of Guam (Territory of Guam) Series 2019 5.00%, 11/15/2031	355	374,869
Series 2025-G 5.00%, 01/01/2033	1,200	1,330,299

		20,470,011

Illinois – 0.6%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	100	101,346
5.00%, 09/01/2033	200	201,962
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017-B 5.00%, 12/15/2026	3,250	3,313,769
Village of Bolingbrook IL Sales Tax Revenue (Village of Bolingbrook IL Sales Tax Revenue) Series 2005 6.00%, 01/01/2026(f)(g)(h)	4,450	3,159,500

		6,776,577

Indiana – 0.0%
City of Fort Wayne IN (Do Good Foods Fort Wayne Obligated Group) 10.75%, 12/01/2029(f)(h)	25	2

Kentucky – 0.4%
City of Ashland KY (Royal Blue Health Obligated Group) Series 2019 5.00%, 02/01/2026	230	230,547
5.00%, 02/01/2027	260	264,610
5.00%, 02/01/2030	160	170,912
5.00%, 02/01/2031	200	213,800
Kentucky Economic Development Finance Authority (Owensboro Health Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,563,147

		4,443,016

ABFunds.com	AB California Intermediate Municipal ETF 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.0%
Howard Bend Levee District (Howard Bend Levee District) XLCA Series 2005 5.75%, 03/01/2027	$150	$154,185

Nevada – 0.0%
Sparks Tourism Improvement District No. 1 (Prerefunded – US Treasuries) Series 2019-A 2.75%, 06/15/2028(b)	145	145,002

New Jersey – 1.3%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,410	1,423,627
5.00%, 06/15/2029	6,660	6,730,713
Series 2018-A 5.00%, 06/15/2028	2,710	2,739,555
5.00%, 06/15/2029	1,290	1,303,766
Tobacco Settlement Financing Corp./NJ (Tobacco Settlement Financing Corp/NJ) Series 2018-A 5.00%, 06/01/2026	1,000	1,010,036
5.00%, 06/01/2028	1,000	1,051,433

		14,259,130

New York – 0.0%
New York Transportation Development Corp. (Laguardia Gateway Partners) Series 2016-A 5.00%, 07/01/2046	220	219,140

Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-A 5.00%, 06/01/2036	1,175	1,227,727

Pennsylvania – 0.1%
Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Revenue) Series 2018 5.00%, 05/01/2033(b)	1,000	1,027,833

20 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.8%
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2021-A Zero Coupon, 07/01/2033	$1,680	$1,209,245
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico Commonwealth Aqueduct & Sewer Authority) Series 2020-A 5.00%, 07/01/2030(b)	2,440	2,541,461
5.00%, 07/01/2035(b)	1,735	1,795,878
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) AG Series 2007-V 5.25%, 07/01/2027	1,720	1,729,772
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.25%, 01/01/2040	1,665	1,891,158

		9,167,514

Washington – 0.1%
Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2031	825	881,480

Wisconsin – 0.3%
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2026(b)	770	777,233
5.00%, 10/01/2027(b)	805	821,703
5.00%, 10/01/2028(b)	700	722,722
5.00%, 10/01/2029(b)	320	333,212

		2,654,870

Total Long-Term Municipal Bonds (cost $999,425,161)		995,159,487

Short-Term Municipal Notes – 7.4%
California – 7.4%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Water System Revenue) Series 2024, Class A 2.55%, 10/01/2054(i)	4,045	4,045,000

ABFunds.com	AB California Intermediate Municipal ETF 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority (Bay Area Toll Authority) Series 2024 2.40%, 04/01/2059(i)	$5,000	$5,000,000
City of Los Angeles CA (City of Los Angeles CA) Series 2025 5.00%, 06/25/2026	50,000	50,741,485
County of Riverside CA (County of Riverside CA) Series 2025-A 2.55%, 10/16/2026	2,780	2,785,906
Irvine Ranch Water District (Irvine Ranch Water District) Series 2009-B 2.25%, 10/01/2041(i)	300	300,000
Municipal Water District Of Orange County Water Facilities Corp. (Municipal Water District Of Orange County Water Facilities) Series 2021-A 2.00%, 08/01/2042(i)	3,000	3,000,000
Nuveen California AMT-Free Quality Municipal Income Fund (Nuveen California AMT-Free Quality Municipal Income Fund) Series 2017 3.24%, 10/01/2047(b)(i)	5,000	5,000,000
State of California (State of California) Series 2024-A 1.40%, 05/01/2053(i)	8,220	8,220,000
1.40%, 05/01/2054(i)	1,600	1,600,000

Total Short-Term Municipal Notes (cost $80,484,206)		80,692,391

Total Municipal Obligations (cost $1,079,909,367)		1,075,851,878

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Agency CMBS – 0.4%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,727	3,883,331
Series 2022-ML13, Class ACA 2.875%, 07/25/2036	923	873,508

22 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-ML13, Class XCA 0.965%, 07/25/2036(c)	$2,492	$134,693

Total Commercial Mortgage-Backed Securities (cost $5,822,711)		4,891,532

ASSET-BACKED SECURITIES – 0.1%
Autos – Fixed Rate – 0.1%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b) (cost $493,995)	494	499,225

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 10.936% (CME Term SOFR + 6.86%), 08/25/2028(a)	25	24,998
Series 2016-C02, Class 1M2 10.186% (CME Term SOFR + 6.11%), 09/25/2028(a)	5	4,629

Total Collateralized Mortgage Obligations (cost $29,859)		29,627

Total Investments – 98.5% (cost $1,086,255,932)		1,081,272,262
Other assets less liabilities – 1.5%		16,880,427

Net Assets – 100.0%		$1,098,152,689

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.23%	USD 7,600	$(641,410)	$(567,893)	$(73,517)

*	Termination date

ABFunds.com	AB California Intermediate Municipal ETF 23

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	19,630	10/15/2028	CPI#	2.565%	Maturity	$1,943	$(116,379)	$118,322
USD	17,750	10/15/2029	2.569%	CPI#	Maturity	(45,257)	78,173	(123,430)
USD	17,250	10/15/2029	2.485%	CPI#	Maturity	26,400	143,056	(116,656)
USD	13,425	10/15/2029	2.516%	CPI#	Maturity	304	92,041	(91,737)
USD	13,413	10/15/2029	2.451%	CPI#	Maturity	42,519	132,196	(89,677)
USD	13,412	10/15/2029	2.499%	CPI#	Maturity	11,397	102,525	(91,128)
USD	20,620	10/15/2030	CPI#	2.531%	Maturity	51,191	(105,634)	156,825

						$88,497	$325,978	$(237,481)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	2,000	10/15/2030	1 Day SOFR	4.092%	Annual	$70,831	$65,753		$5,078
USD	10,000	08/15/2031	1 Day SOFR	4.053%	Annual	355,336	331,557		23,779
USD	13,500	06/01/2032	1 Day SOFR	3.717%	Annual	210,555	209,093		1,462
USD	12,400	11/05/2032	1 Day SOFR	3.516%	Annual	69,229	– 0	–	69,229
USD	6,200	06/15/2034	3.543%	1 Day SOFR	Annual	17,798	13,334		4,464
USD	11,000	08/15/2034	3.545%	1 Day SOFR	Annual	22,855	28,472		(5,617)
USD	3,670	08/15/2034	3.272%	1 Day SOFR	Annual	86,059	84,529		1,530
USD	3,900	02/15/2035	3.893%	1 Day SOFR	Annual	(92,233)	(88,831)		(3,402)
USD	7,800	09/25/2035	3.587%	1 Day SOFR	Annual	17,544	26,129		(8,585)
USD	11,700	10/25/2035	3.521%	1 Day SOFR	Annual	88,238	– 0	–	88,238

						$846,212	$670,036		$176,176

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $84,044,488 or 7.7% of net assets.

(c)	IO – Interest Only.

(d)	When-Issued or delayed delivery security.

(e)	Defaulted matured security.

24 AB California Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

(f)	Non-income producing security.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(h)	Defaulted.

(i)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of November 30, 2025, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.4% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

CHF – Collegiate Housing Foundation

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

MUNIPSA – Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ABFunds.com	AB California Intermediate Municipal ETF 25

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value (cost $1,086,255,932)	$1,081,272,262
Cash	6,101,146
Cash collateral due from broker	2,295,438
Interest receivable	12,792,245
Receivable for investment securities sold	95,000
Receivable for variation margin on centrally cleared swaps	16,420
Receivable for newly entered centrally cleared interest rate swaps	14,466

Total assets	1,102,586,977

Liabilities
Payable for investment securities purchased	4,042,643
Advisory fee payable	227,595
Other liabilities	164,050

Total liabilities	4,434,288

Net Assets	$1,098,152,689

Composition of Net Assets
Capital stock, at par	$4,361
Additional paid-in capital	1,107,777,069
Accumulated loss	(9,628,741)

Net Assets	$1,098,152,689

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 43,605,552 common shares outstanding)	$25.18

See notes to financial statements.

26 AB California Intermediate Municipal ETF	ABFunds.com

STATEMENT OF OPERATIONS

	October 1, 2025 to November 30, 2025(a)		Year Ended September 30, 2025(b)
Investment Income
Interest	$6,343,870		$36,691,026
Dividend—Affiliated issuers	3,646		– 0	–
Other income	– 0	–	7,977	(c)

Total income	6,347,516		36,699,003

Expenses
Advisory fee (see Note B)	508,576		4,418,892
Shareholder servicing fee (see Note B)	12,364		860,972
Distribution fee—Class A	– 0	–	115,061
Distribution fee—Class C	– 0	–	16,673
Transfer Agent fee—Non-Retail Class	– 0	–	26,290
Transfer agency—Class A	– 0	–	12,578
Transfer agency—Class C	– 0	–	467
Transfer agency—Advisor Class	4,274		38,334
Legal	68,581		85,902
Audit and tax	19,439		46,194
Printing	10,416		27,460
Custody and accounting	2,636		137,694
Registration fees	1,942		44,762
Directors’ fees	– 0	–	33,270
Miscellaneous	– 0	–	25,705

Total expenses before bank overdraft expense	628,228		5,890,254
Bank overdraft expense	– 0	–	74,715

Total expenses	628,228		5,964,969
Less: expenses waived and reimbursed by the Adviser (see Note B)	(193)		– 0	–

Net expenses	628,035		5,964,969

Net investment income	5,719,481		30,734,034

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	270,399		(1,049,370)
Swaps	1,021,995		1,146,517
Net change in unrealized appreciation (depreciation) of:
Investments	6,655,988		(5,748,457)
Swaps	(1,279,360)		(1,674,624)

Net gain (loss) on investment transactions	6,669,022		(7,325,934)

Net Increase in Net Assets from Operations	$12,388,503		$23,408,100

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on October 3, 2025, California Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB California Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses (see Note B).

See notes to financial statements.

ABFunds.com	AB California Intermediate Municipal ETF 27

STATEMENT OF CHANGES IN NET ASSETS

October 1, 2025 to November 30, 2025(a)	Year Ended September 30, 2025(b)	Year Ended September 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,719,481	$30,734,034	$28,458,557
Net realized gain on investment transactions	1,292,394	97,147	2,598,358
Net change in unrealized appreciation (depreciation) of investments	5,376,628	(7,423,081)	47,362,016

Net increase in net assets from operations	12,388,503	23,408,100	78,418,931
Distributions to Shareholders
Municipal Class	– 0	–	(25,034,821)	(24,325,394)
Class A	– 0	–	(1,258,916)	(1,234,267)
Class C	– 0	–	(33,186)	(49,162)
Advisor Class	(3,097,434)	(4,053,384)	(3,291,300)
Return of Capital
Municipal Class	– 0	–	(462,148)	– 0	–
Class A	– 0	–	(23,240)	– 0	–
Class C	– 0	–	(613)	– 0	–
Advisor Class	– 0	–	(74,826)	– 0	–
Transactions in Shares of the Fund
Net increase (decrease)	3,019,310	62,559,581	(3,932,300)
Other capital	7,545	– 0	–	– 0	–

Total increase	12,317,924	55,026,547	45,586,508
Net Assets
Beginning of period	1,085,834,765	1,030,808,218	985,221,710

End of period	$1,098,152,689	$1,085,834,765	$1,030,808,218

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on October 3, 2025, California Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB California Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

28 AB California Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB California Intermediate Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on October 6, 2025. At meetings held on May 6-8, 2025, the Fund’s Board of Directors (the “Board”) approved the reorganization of California Municipal Portfolio, a portfolio of Sanford C. Bernstein Fund, Inc. (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”) the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, October 3, 2025. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through October 3, 2025. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

ABFunds.com	AB California Intermediate Municipal ETF 29

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

30 AB California Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ABFunds.com	AB California Intermediate Municipal ETF 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$995,159,487	$	– 0	–	$995,159,487
Short-Term Municipal Notes		– 0	–	80,692,391		– 0	–	80,692,391
Commercial Mortgage-Backed Securities		– 0	–	4,891,532		– 0	–	4,891,532
Asset-Backed Securities		– 0	–	499,225		– 0	–	499,225
Collateralized Mortgage Obligations		– 0	–	29,627		– 0	–	29,627

Total Investments in Securities		– 0	–	1,081,272,262		– 0	–	1,081,272,262
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	133,754		– 0	–	133,754	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	938,445		– 0	–	938,445	(b)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(641,410)		– 0	–	(641,410	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(45,257)		– 0	–	(45,257	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(92,233)		– 0	–	(92,233	)(b)

Total	$	– 0	–	$1,081,565,561	$	– 0	–	$1,081,565,561

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

32 AB California Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of Sanford C. Bernstein Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ABFunds.com	AB California Intermediate Municipal ETF 33

NOTES TO FINANCIAL STATEMENTS (continued)

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s daily net assets. The fees are accrued daily and paid monthly. Prior to October 3, 2025, the Acquired Portfolio paid the Adviser an advisory fee of the Fund’s average daily net assets at an annual rate 0.425% of the first $1 billion, .375% of the next $2 billion, .325% of the next $2 billion and .275% thereafter.

Prior to October 3, 2025, under the Shareholder Servicing Agreement between the Acquired Portfolio and the Adviser, the Adviser paid expenses it incurred in providing shareholder servicing to the Fund, the Acquired Portfolio and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders

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NOTES TO FINANCIAL STATEMENTS (continued)

when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by the Acquired Portfolio to the Adviser for services is .10 of 1%, annualized, of the average net assets attributable to the Bernstein Class during the month.

Prior to October 3, 2025, under a Transfer Agency Agreement between Sanford C. Bernstein Fund, Inc. on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the period ended November 30, 2025 and the year September 30, 2025, the compensation retained by ABIS amounted to $0 and $18,022, respectively.

Prior to October 3, 2025, under the Distribution Agreement between Sanford C. Bernstein Fund, Inc., on behalf of the Acquired Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agreed to act as agent to sell shares of the Acquired Portfolio. The Distributor received no fee for this service, and furthermore agreed to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $193, and the years September 30, 2025, there was no such reimbursement.

During the year ended September 30, 2025, the Adviser reimbursed the $7,977 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 9/30/25 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)			Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$19,697	$19,697	$	– 0	–	$4

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NOTES TO FINANCIAL STATEMENTS (continued)

There were none in AB mutual funds transactions for the year ended September 30, 2025.

NOTE C

Distribution Services Agreement

Effective October 3, 2025, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,400,486		$23,216,614
U.S. government securities	– 0	–	– 0	–

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year end September 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$297,245,088		$251,525,078
U.S. government securities	– 0	–	58,545

For the period ended November 30, 2025, there were no in-kind purchases and in-kind sales in the Fund.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,086,255,932

Gross unrealized appreciation	$17,273,843
Gross unrealized depreciation	(22,372,354)

Net unrealized depreciation	$(5,098,511)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, inflation risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in

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NOTES TO FINANCIAL STATEMENTS (continued)

basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2025, the Fund held interest rate swaps for hedging purposes. During the year ended September 30, 2025, the Fund held interest rate swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the period ended November 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes. During the year ended September 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps for multiple reasons, including to manage their it’s exposure to the market or certain sectors of the market, to reduce their it’s risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended November 30, 2025, the Fund held credit default swaps for hedging purposes. During the year ended September 30, 2025, the Acquired Portfolio held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$73,517	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$468,927	*	Payable for variation margin on centrally cleared swaps	530,232	*

Total		$468,927			$603,749

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for Period ended October 1, 2025 to November 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,001,697	$(1,218,636)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	20,298	(60,724)

Total		$1,021,995	$(1,279,360)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year ended September 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,464,161	$(1,661,831)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year ended September 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(317,644)	$(12,793)

Total		$1,146,517	$(1,674,624)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2025:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$75,203,333
Centrally Cleared Inflation Swaps:
Average notional amount	$115,500,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$7,600,000

The following table represents the average monthly volume of the Acquired Portfolio’s derivative transactions during the year ended September 30, 2025:

Interest Rate Swaps:
Average notional amount	$12,395,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$81,218,923
Centrally Cleared Inflation Swaps:
Average notional amount	$104,833,333
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,516,667

(a)	Positions were open for eleven month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by

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NOTES TO FINANCIAL STATEMENTS (continued)

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares					Amount
	Period Ended November 30, 2025(a)		Year Ended September 30, 2025(b)	Year Ended September 30, 2024		Period Ended November 30, 2025(a)			Year Ended September 30, 2025(b)	Year Ended September 30, 2024

Class A
Shares sold	– 0	–	785,766	1,143,793		$	– 0	–	$10,849,321	$15,559,375

Shares issued in reinvestment of dividends	– 0	–	59,727	62,246			– 0	–	822,742	858,967

Shares converted from Class C	– 0	–	23,205	41,898			– 0	–	322,542	562,475

Shares converted to Advisor Class	– 0	–	(3,338,500)	– 0	–		– 0	–	(46,040,583)	– 0	–

Shares redeemed	– 0	–	(920,518)	(1,093,079)			– 0	–	(12,617,623)	(14,894,715)

Net increase (decrease)	– 0	–	(3,390,320)	154,858		$	– 0	–	$(46,663,601)	$2,086,102

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares						Amount
	Period Ended November 30, 2025(a)		Year Ended September 30, 2025(b)		Year Ended September 30, 2024		Period Ended November 30, 2025(a)			Year Ended September 30, 2025(b)		Year Ended September 30, 2024

Class C
Shares sold	– 0	–	20,253		40,895		$	– 0	–	$280,482		$559,911

Shares issued in reinvestment of dividends	– 0	–	1,441		2,312			– 0	–	19,863		31,889

Shares converted to Advisor Class	– 0	–	(110,592)		– 0	–		– 0	–	(1,524,737)		– 0	–

Shares converted to Class A	– 0	–	(23,216)		(41,890)			– 0	–	(322,542)		(562,475)

Shares redeemed	– 0	–	(57,560)		(75,447)			– 0	–	(797,757)		(1,032,840)

Net increase (decrease)	– 0	–	(169,674)		(74,130)		$	– 0	–	$(2,344,691)		$(1,003,515)

Municipal Class
Shares sold	– 0	–	14,774,861		26,295,912		$	– 0	–	$203,955,177		$361,273,562

Shares issued in reinvestment of dividends	– 0	–	1,439,037		1,305,229			– 0	–	19,847,683		18,012,224

Shares converted to Adviser Class	(64,725,760)		– 0	–	– 0	–		(903,040,854)		– 0	–	– 0	–

Shares redeemed	(4,258)		(12,776,513)		(28,523,916)			(59,354)		(176,281,939)		(391,232,532)

Net increase (decrease)	(64,730,018)		3,437,385		(922,775)			$(903,100,208)		$47,520,921		$(11,946,746)

Advisor Class
Shares sold	500,040		5,175,800		4,360,075			$12,542,210		$71,339,926		$59,278,972

Shares issued in reinvestment of dividends	– 0	–	189,065		149,417			– 0	–	2,608,202		2,061,911

Shares converted from Class A	– 0	–	3,338,790		– 0	–		– 0	–	46,040,583		– 0	–

Shares converted from Class C	– 0	–	110,572		– 0	–		– 0	–	1,524,737		– 0	–

Shares converted from Municipal Class	36,121,634		– 0	–	– 0	–		903,040,854		– 0	–	– 0	–

Shares redeemed	(376,377)		(4,184,795)		(4,008,555)			(9,463,546)		(57,466,496)		(54,409,024)

Net increase	36,245,297		4,629,432		500,937			$906,119,518		$64,046,952		$6,931,859

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on October 3, 2025, California Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB California Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Fund may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with

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NOTES TO FINANCIAL STATEMENTS (continued)

respect to real property taxes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Fund is not “diversified”. This means that the Fund can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Fund’s net asset value (“NAV”).

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, or performance, which could cause the value of your

46 AB California Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

ABFunds.com	AB California Intermediate Municipal ETF 47

NOTES TO FINANCIAL STATEMENTS (continued)

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may

48 AB California Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

ABFunds.com	AB California Intermediate Municipal ETF 49

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2025 and the years ended September 30, 2025 and September 30, 2024 were as follows:

	October 1, 2025 to November 30, 2025		Year ended September 30, 2025		Year ended September 30, 2024
Distributions paid from:
Ordinary income	$223,090		$946,728		1,315,430
Long-term capital gains	– 0	–	– 0	–	– 0	–
Total taxable distributions	223,090		946,728		1,315,430
Tax exempt distributions	2,874,344		29,433,579		27,584,693
Tax return of capital	– 0	–	560,827		– 0	–

Total taxable distributions paid	$3,097,434		$30,941,134		$28,900,123

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,622,439
Accumulated capital and other losses	(7,152,669	)(a)
Unrealized appreciation (depreciation)	(5,098,511	)(b)

Total accumulated earnings (deficit)	$(9,628,741)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $7,152,669. During the fiscal year, the Fund utilized $1,277,548 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $7,152,669, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Reorganization

At meetings held on May 6—8, 2025, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business

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NOTES TO FINANCIAL STATEMENTS (continued)

October 3, 2025. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	77,897,816		– 0	–		$1,086,830,672	+	$	– 0	–
The Fund	– 0	–	43,455,512		$	– 0	–		$1,086,830,672

*	Represents the accounting survivor.

+

Includes distributions in excess of net investment income of $445,802 and unrealized depreciation on investments of $10,343,024, with a fair value of $1,065,337,559 and identified cost of $1,075,680,583.

Acquired Portfolio’s Share Class	Shares outstanding before Conversion	Conversion Ratio	Shares outstanding immediately after the Conversion
Advisor Class	13,172,056	0.55811597	7,351,535
Sanford C. Bernstein Class	64,725,760	0.55779920	36,103,977
Total	77,897,816		43,455,512

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB California Intermediate Municipal ETF 51

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

October 1, 2025 to November 30, 2025(b)	Year Ended September 30,
2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 24.98	$ 25.16	$ 23.94	$ 23.79	$ 26.16	$ 26.02

Income From Investment Operations

Net investment income(c)	.13	.73	†	.72	(d)	.61	.47	.45

Net realized and unrealized gain on investment transactions	.14	(.16)	1.22	.19	(2.39)	.14

Net increase in net asset value from operations	.27	.57	1.94	.80	(1.92)	.59

Less: Dividends

Dividends from net investment income	(.07)	(.73)	(.72)	(.65)	(.45)	(.45)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.75)	(.72)	(.65)	(.45)	(.45)

Net asset value, end of period	$ 25.18	$ 24.98	$ 25.16	$ 23.94	$ 23.79	$ 26.16

Total Return

Total investment return based on net asset value(e)	1.00%	2.34	%†	8.19%	3.28%	(7.40)%	2.28%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,098,153	$183,794	$120,177	$107,640	$102,466	$82,692

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.28	%^	.50%	.50%	.51%	.48%	.48%

Expenses, before waivers/reimbursements(f)	.28	%^	.50%	.50%	.51%	.48%	.48%

Net investment income	3.18	%^	3.01	%†	2.88	%(d)	2.50%	1.86%	1.71%

Portfolio turnover rate(g)	2%	26%	39%	31%	23%	27%

(a)

After the close of business on October 3, 2025, California Municipal Portfolio (the “Acquired Portfolio”) was converted into AB California Intermediate Municipal ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2021 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

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FINANCIAL HIGHLIGHTS (contined)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(f)	The expense ratios presented below exclude bank overdraft expense:

	October 1, 2025 to November 30, 2025		Year Ended September 30,
			2025	2024	2023	2022	2021
Net of waivers/reimbursements	.28	%^	.49%	.50%	.51%	.48%	.48%
Before waivers/reimbursements	.28	%^	.49%	.50%	.51%	.48%	.48%

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

(h)	Amount is less than $.005.

(i)	Less than .005%.

†

During the year ended September 30, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio		Total Return
Adviser Class	$.00	(h)	.00	%(i)	.00	%(i)

^	Annualized.

See notes to financial statements.

ABFunds.com	AB California Intermediate Municipal ETF 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB California Intermediate Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB California Intermediate Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 1, 2025 to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, changes in its net assets and its financial highlights for the period from October 1, 2025 to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

The statement of operations for the year ended September 30, 2025, the statements of changes in net assets for each of the two years in the period ended September 30, 2025, and the financial highlights for each of the five years in the period ended September 30, 2025, before the effects of adjustments to retrospectively adjust the financial highlights for the effect of the reorganization discussed in Note I to the financial statements, were audited by other auditors, whose report dated November 26, 2025, expressed an unqualified opinion on those statements.

We also have audited the adjustments to the financial highlights for each of the five years in the period ended September 30, 2025 to retrospectively adjust the financial highlights to give effect to the reorganization described in Note I to the financial statements. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements of the Fund for periods prior to October 1, 2025 other than with respect to the adjustments, and accordingly, we do not express an opinion or any other form of assurance on the financial statements taken as a whole for periods prior to October 1, 2025.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 29, 2026

ABFunds.com	AB California Intermediate Municipal ETF 55

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 40.77% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $107,368 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

56 AB California Intermediate Municipal ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB California Intermediate Municipal ETF (the “Fund”) for an initial two-year period at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB California Intermediate Municipal ETF 57

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB California Municipal Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about October 3, 2025. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

58 AB California Intermediate Municipal ETF	ABFunds.com

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $1.05 billion (the Acquired Portfolio’s current asset size). The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the proposed advisory fee rate for the Fund would be lower than that for the Acquired Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

ABFunds.com	AB California Intermediate Municipal ETF 59

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the Fund’s projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

60 AB California Intermediate Municipal ETF	ABFunds.com

AB CALIFORNIA INTERMEDIATE MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CAIM-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CONSERVATIVE BUFFER ETF

(NASDAQ: BUFC)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Notional Amount	U.S. $ Value

PURCHASED OPTIONS - CALLS – 99.0%
Options on Equity Indices – 99.0%
SPDR S&P 500 ETF Trust Expiration: Feb 2026; Contracts: 14,245; Exercise Price: USD 3.42; Counterparty: Sg Americas Securities LLC(a) (premium paid $965,518,618)	USD	4,871,790	$966,419,974

PURCHASED OPTIONS - PUTS – 2.6%
Options on Equity Indices – 2.6%
SPDR S&P 500 ETF Trust Expiration: Feb 2026; Contracts: 14,245; Exercise Price: USD 683.00; Counterparty: Sg Americas Securities LLC(a) (premium paid $28,770,664)	USD	972,933,500	25,277,610

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(b)(c)(d) (cost $5,214,878)		5,214,878	5,214,878

Total Investments – 102.1% (cost $999,504,160)			996,912,462
Other assets less liabilities – (2.1)%			(20,225,087)

Net Assets – 100.0%			$976,687,375

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	SG Americas Securities LLC	14,245	USD	707.93	February 2026	USD	1,008,446	$19,934,298	$(15,064,230)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	SG Americas Securities LLC	14,245	USD	580.55	February 2026	USD	826,993	$6,325,762	$(4,669,369)

(a)	Non-income producing security.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

ABFunds.com	AB Conservative Buffer ETF 1

PORTFOLIO OF INVESTMENTS (continued)

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)	One contract relates to 100 shares.

Glossary:

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

2 AB Conservative Buffer ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $994,289,282)	$991,697,584
Affiliated issuers (cost $5,214,878)	5,214,878
Cash collateral due from broker	2,000
Interest receivable	14,733
Receivable due from Adviser	759

Total assets	996,929,954

Liabilities
Written Options, at value (premiums received $26,260,060)	19,733,599
Advisory fee payable	508,980

Total liabilities	20,242,579

Net Assets	$976,687,375

Composition of Net Assets
Capital stock, at par	$2,375
Additional paid-in capital	978,352,503
Accumulated loss	(1,667,503)

Net Assets	$976,687,375

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 23,750,028 common shares outstanding)	$41.12

See notes to financial statements.

ABFunds.com	AB Conservative Buffer ETF 3

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends—Affiliated issuers	$187,385	$187,385

Expenses
Advisory fee (see Note B)	5,922,408

Total expenses before bank overdraft expense	5,922,408
Bank overdraft expense	708

Total expenses	5,923,116
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,378)

Net expenses		5,913,738

Net investment loss		(5,726,353)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		93,514,922
In-kind redemptions		647,162
Written options		(44,198,456)
Net change in unrealized appreciation (depreciation) of:
Investments		(5,365,267)
Written options		5,370,386

Net gain on investment transactions		49,968,747

Net Increase in Net Assets from Operations		$44,242,394

See notes to financial statements.

4 AB Conservative Buffer ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,726,353)	$(3,283,251)
Net realized gain on investment transactions	49,963,628	58,158,075
Net change in unrealized appreciation (depreciation) of investments	5,119	3,929,644

Net increase in net assets from operations	44,242,394	58,804,468
Transactions in Shares of the Fund
Net increase	235,652,725	637,933,635
Other capital	53,565	588

Total increase	279,948,684	696,738,691
Net Assets
Beginning of period	696,738,691	– 0	–

End of period	$976,687,375	$696,738,691

(a)	Commencement of operations.

See notes to financial statements.

ABFunds.com	AB Conservative Buffer ETF 5

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Buffer ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on December 13, 2023. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 2 and 4% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 15% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 1% when doing so permits the Fund to maintain a higher Hedge Period Cap. AllianceBernstein L.P. (the “Adviser”) seeks to monitor the performance of this Options Portfolio (“Options Portfolio”) and may rebalance the portfolio (by liquidating all or a portion of the options portfolio) at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”) depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as Flexible Exchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date and are typically centrally cleared. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

6 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including FLEX Options, are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily

ABFunds.com	AB Conservative Buffer ETF 7

NOTES TO FINANCIAL STATEMENTS (continued)

basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management

8 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Purchased Options – Calls	$	– 0	–	$966,419,974		$	– 0	–	$966,419,974
Purchased Options – Puts		– 0	–	25,277,610			– 0	–	25,277,610
Short-Term Investments		5,214,878		– 0	–		– 0	–	5,214,878

Total Investments in Securities		5,214,878		991,697,584			– 0	–	996,912,462
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Call Options Written		– 0	–	(15,064,230)			– 0	–	(15,064,230)
Put Options Written		– 0	–	(4,669,369)			– 0	–	(4,669,369)

Total		$5,214,878		$971,963,985		$	– 0	–	$977,178,863

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at

ABFunds.com	AB Conservative Buffer ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

10 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .69% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $9,378.

ABFunds.com	AB Conservative Buffer ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,851	$21,155	$19,791	$5,215	$187

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases			Sales
Investment securities (excluding U.S. government securities)	$	– 0	–	$	– 0	–
U.S. government securities		– 0	–		– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$817,723		$1,674,964,229
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$999,504,160

Gross unrealized appreciation	$7,427,817
Gross unrealized depreciation	(3,493,054)

Net unrealized appreciation	$3,934,763

12 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized

ABFunds.com	AB Conservative Buffer ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2025, the Fund held purchased options for non-hedging purposes. During the year ended November 30, 2025, the Fund held written options for non-hedging purposes.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$991,697,584

Equity contracts			Written Options, at value	$19,733,599

Total		$991,697,584		$19,733,599

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$57,677,330	$(5,365,267)

Equity contracts	Net realized gain (loss) on written options; Net change in unrealized appreciation (depreciation) of written options	(7,713,702)	5,370,386

Total		$49,963,628	$5,119

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Purchased Options:
Average notional amount	$855,991,488
Options Written:
Average notional amount	$1,603,464,881

14 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024	Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024

Shares sold	6,750,000	65,900,028	$264,780,720	$2,473,663,303

Shares redeemed	(725,000)	(48,175,000)	(29,127,995)	(1,835,729,668)

Net increase	6,025,000	17,725,028	$235,652,725	$637,933,635

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments

ABFunds.com	AB Conservative Buffer ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

Buffered Loss Risk—There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. Declines in excess of the Hedge Period Buffer may result in the loss of an investor’s entire investment. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

Buffer/Cap Change Risk—A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented, including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

Capped Upside Risk—If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

FLEX Options Correlation Risk—Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of the Under-

16 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

lying ETF, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of the Underlying ETF. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the Underlying ETF.

FLEX Options Liquidity Risk—The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

FLEX Options Valuation Risk—FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

Hedge Period Risk—The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Investors acquiring shares of the Fund at different time periods will have different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging

ABFunds.com	AB Conservative Buffer ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its options portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result.

The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer, over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller

18 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

Underlying ETF Risk—The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500 Index. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index, which includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

The risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF through its usage of FLEX options.

Equity Securities Risk—The Underlying ETF invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Large-Capitalization Companies Risk—The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment

ABFunds.com	AB Conservative Buffer ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

in securities of small- and/or mid-capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different parts of market cycles.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse

20 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide

ABFunds.com	AB Conservative Buffer ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Tax Risk—The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of some aspects of the Fund’s investment operations are not guaranteed. There are some uncertainties in how the Code would apply to the Fund’s options strategy and hedging strategies, and the application of “straddle” rules, and loss limitation provisions of the Code. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. The Fund also intends to treat the issuer of FLEX Options as a referenced asset for federal income tax purposes. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. If the income is not qualifying income, or if the issuer of the FLEX Options is not appropriately treated as the referenced asset, or if the Fund cannot distribute the correct percentage of all income annually, the Fund could lose its status as a RIC, which could cause the Fund’s income to be taxed at higher rates. If a shareholder purchases Fund shares after the hedge period has begun, or shortly before a distribution by the Fund, then the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may

22 AB Conservative Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025 and fiscal period ended November 30, 2024 were as follows:

	2025			2024
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–

Total taxable distributions	$	– 0	–	$	– 0	–

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(5,602,266	)(a)
Unrealized appreciation (depreciation)	3,934,763

Total accumulated earnings (deficit)	$(1,667,503)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $5,602,266. During the fiscal year, the Fund utilized $49,336,601 of capital loss carry forwards to offset current year net realized gains.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $5,602,266, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the disallowance of a net operating loss resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

ABFunds.com	AB Conservative Buffer ETF 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

24 AB Conservative Buffer ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2025		December 13, 2023(a) November 30, 2024

Net asset value, beginning of period	$ 39.31		$ 35.00

Income From Investment Operations

Net investment loss(b)(c)	(.26)		(.24)

Net realized and unrealized gain on investment transactions	2.07		4.55

Net increase in net asset value from operations	1.81		4.31

Net asset value, end of period	$ 41.12		$ 39.31

Total Return

Total investment return based on net asset value(d)	4.62%		12.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$976,687		$696,739

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^	.69	%^

Expenses, before waivers/reimbursements	.69	%^	.69	%^

Net investment loss(c)	(.67	)%^	(.66	)%^

Portfolio turnover rate(e)	0%		0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See	notes to financial statements.

ABFunds.com	AB Conservative Buffer ETF 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Conservative Buffer ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Buffer ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we

26 AB Conservative Buffer ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Conservative Buffer ETF 27

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Buffer ETF (the “Fund”) at a meeting held in-person on November 4-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

28 AB Conservative Buffer ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

ABFunds.com	AB Conservative Buffer ETF 29

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the period reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and lower than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also

30 AB Conservative Buffer ETF	ABFunds.com

had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Conservative Buffer ETF 31

NOTES

32 AB Conservative Buffer ETF	ABFunds.com

AB CONSERVATIVE BUFFER ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CORPORATE BOND ETF

(NASDAQ: EYEG)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 97.7%
Industrial – 49.4%
Basic – 1.3%
Amcor Flexibles North America, Inc. 4.80%, 03/17/2028	$25	$25,345
5.10%, 03/17/2030	25	25,669
Amcor Group Finance PLC 5.45%, 05/23/2029	22	22,779
BHP Billiton Finance USA Ltd. 5.00%, 02/15/2036	8	8,139
Dow Chemical Co. (The) 4.80%, 01/15/2031	27	26,936
5.35%, 03/15/2035	27	26,900
5.65%, 03/15/2036	27	27,145
EIDP, Inc. 5.125%, 05/15/2032	26	26,784
LYB International Finance III LLC 6.15%, 05/15/2035	7	7,246
Nucor Corp. 4.30%, 05/23/2027	133	133,676
Rio Tinto Finance USA PLC 4.875%, 03/14/2030	25	25,718

		356,337

Capital Goods – 3.3%
3M Co. 2.875%, 10/15/2027	136	133,541
3.375%, 03/01/2029	136	133,360
4.00%, 09/14/2048	43	35,039
AGCO Corp. 5.80%, 03/21/2034	127	132,688
Caterpillar Financial Services Corp. Series K 4.10%, 08/15/2028	26	26,176
CNH Industrial Capital LLC 4.75%, 03/21/2028	20	20,267
CRH America Finance, Inc. 4.40%, 02/09/2031	136	136,239
5.00%, 02/09/2036	27	27,279
John Deere Capital Corp. 4.375%, 10/15/2030	26	26,357
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75%, 09/15/2030	29	25,949
Parker-Hannifin Corp. 4.25%, 09/15/2027	132	132,904
Regal Rexnord Corp. 6.05%, 04/15/2028	34	35,186

ABFunds.com	AB Corporate Bond ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

RTX Corp. 3.125%, 05/04/2027	$29	$28,653

		893,638

Communications - Media – 2.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484%, 10/23/2045	128	122,866
Cox Communications, Inc. 5.95%, 09/01/2054(a)	145	128,508
Meta Platforms, Inc. 4.65%, 08/15/2062	74	62,037
Paramount Global 4.375%, 03/15/2043	87	65,787
4.95%, 01/15/2031	113	111,545
4.95%, 05/19/2050	170	132,297

		623,040

Communications - Telecommunications – 0.3%
AT&T, Inc. 5.70%, 11/01/2054	27	26,502
6.05%, 08/15/2056	26	26,824
Verizon Communications, Inc. 5.25%, 04/02/2035	27	27,654

		80,980

Consumer Cyclical - Automotive – 4.1%
American Honda Finance Corp. 4.25%, 09/01/2028	27	27,130
5.15%, 07/09/2032	28	28,860
Series G 4.45%, 10/22/2027	25	25,207
4.50%, 09/04/2030	27	27,142
Cummins, Inc. 5.15%, 02/20/2034	130	135,255
5.45%, 02/20/2054	135	134,964
Ford Motor Co. 3.25%, 02/12/2032	35	30,782
4.75%, 01/15/2043	166	133,655
5.291%, 12/08/2046	159	134,110
General Motors Co. 5.15%, 04/01/2038	138	133,966
6.60%, 04/01/2036	72	78,732
General Motors Financial Co., Inc. 2.40%, 04/10/2028	5	4,800
4.20%, 10/27/2028	17	17,012
6.10%, 01/07/2034	119	126,627
Honda Motor Co., Ltd. 4.436%, 07/08/2028	27	27,233

2 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hyundai Capital America 4.25%, 09/18/2028(a)	$27	$26,976
5.15%, 03/27/2030(a)	27	27,690

		1,120,141

Consumer Cyclical - Other – 0.8%
JH North America Holdings, Inc. 6.125%, 07/31/2032(a)	59	60,551
Las Vegas Sands Corp. 5.625%, 06/15/2028	20	20,453
5.90%, 06/01/2027	130	132,401

		213,405

Consumer Cyclical - Retailers – 3.5%
Dick’s Sporting Goods, Inc. 4.10%, 01/15/2052	87	64,492
Dollar Tree, Inc. 4.20%, 05/15/2028	133	132,875
Genuine Parts Co. 4.95%, 08/15/2029	133	135,051
Home Depot, Inc. (The) 4.65%, 09/15/2035	27	26,989
5.30%, 06/25/2054	137	133,727
5.875%, 12/16/2036	122	133,316
Lowe’s Cos., Inc. 3.95%, 10/15/2027	22	21,994
4.00%, 10/15/2028	27	26,998
Tapestry, Inc. 5.10%, 03/11/2030	131	134,610
5.50%, 03/11/2035	132	135,378

		945,430

Consumer Non-Cyclical – 13.3%
AbbVie, Inc. 4.80%, 03/15/2029	131	134,443
5.50%, 03/15/2064	109	109,056
Altria Group, Inc. 3.875%, 09/16/2046	23	17,540
4.25%, 08/09/2042	160	135,589
4.50%, 08/06/2030	27	27,224
5.25%, 08/06/2035	27	27,486
5.625%, 02/06/2035	25	26,065
5.95%, 02/14/2049	108	109,980
Archer-Daniels-Midland Co. 3.25%, 03/27/2030	140	135,295
BAT Capital Corp. 5.282%, 04/02/2050	120	109,691
6.25%, 08/15/2055	25	26,198
7.079%, 08/02/2043	103	116,544

ABFunds.com	AB Corporate Bond ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bristol-Myers Squibb Co. 4.35%, 11/15/2047	$34	$29,372
5.55%, 02/22/2054	25	25,213
Cardinal Health, Inc. 3.41%, 06/15/2027	133	131,849
4.50%, 09/15/2030	27	27,248
5.125%, 02/15/2029	51	52,594
5.15%, 09/15/2035	27	27,576
5.35%, 11/15/2034	25	25,882
Cargill, Inc. 4.125%, 10/23/2030(a)	27	26,969
Cencora, Inc. 3.45%, 12/15/2027	136	134,497
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 5.60%, 01/15/2031(a)	27	27,145
CVS Health Corp. 6.20%, 09/15/2055	26	26,970
Dentsply Sirona, Inc. 3.25%, 06/01/2030	138	127,464
Eli Lilly & Co. 4.00%, 10/15/2028	26	26,169
4.25%, 03/15/2031	26	26,206
4.55%, 10/15/2032	26	26,510
4.90%, 10/15/2035	26	26,706
4.95%, 02/27/2063	146	135,760
5.20%, 08/14/2064	13	12,527
5.55%, 10/15/2055	26	26,849
5.60%, 02/12/2065	83	85,164
5.65%, 10/15/2065	26	26,901
Gilead Sciences, Inc. 5.60%, 11/15/2064	29	29,443
HCA, Inc. 4.30%, 11/15/2030	11	10,978
4.60%, 11/15/2032	27	26,992
Kenvue, Inc. 4.90%, 03/22/2033	133	136,371
5.05%, 03/22/2053	28	26,011
5.10%, 03/22/2043	140	135,668
Keurig Dr. Pepper, Inc. 4.50%, 04/15/2052	97	79,663
4.60%, 05/15/2030	26	26,118
5.05%, 03/15/2029	74	75,535
Series 31* 2.25%, 03/15/2031	150	133,681
Mars, Inc. 5.65%, 05/01/2045(a)	131	134,027

4 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

McKesson Corp. 4.95%, 05/30/2032	$26	$26,830
Northwell Healthcare, Inc. 3.809%, 11/01/2049	131	98,765
Philip Morris International, Inc. 2.10%, 05/01/2030	96	87,973
4.00%, 10/29/2030	27	26,749
4.125%, 04/28/2028	26	26,106
4.25%, 10/29/2032	27	26,637
4.375%, 11/01/2027	25	25,216
4.375%, 04/30/2030	26	26,188
4.625%, 10/29/2035	27	26,586
4.90%, 11/01/2034	25	25,318
Reynolds American, Inc. 5.85%, 08/15/2045	136	135,389
Sysco Corp. 5.10%, 09/23/2030	24	24,812
Thermo Fisher Scientific, Inc. 4.20%, 03/01/2031	27	27,057
Viatris, Inc. 3.85%, 06/22/2040	60	45,853
4.00%, 06/22/2050	198	132,593

		3,607,241

Energy – 2.0%
Energy Transfer LP 6.20%, 04/01/2055	25	24,971
Enterprise Products Operating LLC Series E 5.25%, 08/16/2077	122	121,784
MPLX LP 6.20%, 09/15/2055	26	26,279
ONEOK Partners LP 6.85%, 10/15/2037	123	136,561
ONEOK, Inc. 6.625%, 09/01/2053	96	101,566
Targa Resources Corp. 6.50%, 02/15/2053	127	134,069

		545,230

Services – 2.6%
Amazon.com, Inc. 4.10%, 04/13/2062	150	118,608
4.25%, 08/22/2057	164	135,674
Mastercard, Inc. 3.85%, 03/26/2050	165	132,254
Quanta Services, Inc. 4.30%, 08/09/2028	27	27,151

ABFunds.com	AB Corporate Bond ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

RELX Capital, Inc. 4.75%, 03/27/2030	$27	$27,589
S&P Global, Inc. 2.45%, 03/01/2027	136	133,627
4.25%, 05/01/2029	136	136,820

		711,723

Technology – 14.8%
Allegion US Holding Co., Inc. 5.60%, 05/29/2034	109	114,852
Amphenol Corp. 2.20%, 09/15/2031	150	134,472
3.80%, 11/15/2027	27	26,951
3.90%, 11/15/2028	27	26,999
4.125%, 11/15/2030	27	26,971
4.375%, 06/12/2028	26	26,270
4.40%, 02/15/2033	27	26,880
4.625%, 02/15/2036	27	26,730
Analog Devices, Inc. 2.10%, 10/01/2031	153	136,141
5.30%, 12/15/2045	136	134,685
Apple, Inc. 2.55%, 08/20/2060	235	136,079
2.85%, 08/05/2061	225	137,124
Applied Materials, Inc. 4.00%, 01/15/2031	27	26,936
4.60%, 01/15/2036	27	26,837
5.85%, 06/15/2041	124	133,016
Cisco Systems, Inc. 4.75%, 02/24/2030	25	25,729
5.30%, 02/26/2054	138	135,453
5.35%, 02/26/2064	139	134,912
5.50%, 01/15/2040	54	56,884
Dell International LLC/EMC Corp. 4.15%, 02/15/2029	27	26,970
4.50%, 02/15/2031	27	26,984
4.75%, 10/06/2032	27	27,066
5.00%, 04/01/2030	25	25,647
5.10%, 02/15/2036	22	21,987
Fiserv, Inc. 4.40%, 07/01/2049	167	133,174
5.45%, 03/02/2028	30	30,692
Gartner, Inc. 3.625%, 06/15/2029(a)	69	66,339
Hewlett Packard Enterprise Co. 4.05%, 09/15/2027	27	26,983
4.15%, 09/15/2028	27	27,005
4.40%, 09/25/2027	134	134,661

6 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.40%, 10/15/2030	$27	$26,923
4.55%, 10/15/2029	102	102,767
Honeywell International, Inc. 1.10%, 03/01/2027	139	134,367
2.70%, 08/15/2029	54	51,646
4.25%, 01/15/2029	31	31,281
5.25%, 03/01/2054	127	122,886
Intel Corp. 3.75%, 03/25/2027	10	9,952
Lam Research Corp. 4.00%, 03/15/2029	135	135,209
Nokia Oyj 4.375%, 06/12/2027	134	134,064
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30%, 08/19/2028	27	27,073
Open Text Corp. 6.90%, 12/01/2027(a)	125	129,653
Oracle Corp. 2.30%, 03/25/2028	99	94,413
2.80%, 04/01/2027	65	63,720
3.25%, 11/15/2027	101	98,936
3.95%, 03/25/2051	154	107,218
4.45%, 09/26/2030	27	26,607
4.80%, 08/03/2028	24	24,244
4.80%, 09/26/2032	27	26,545
5.20%, 09/26/2035	19	18,623
5.875%, 09/26/2045	27	25,388
5.95%, 09/26/2055	27	25,209
6.00%, 08/03/2055	24	22,293
6.10%, 09/26/2065	27	25,136
6.125%, 08/03/2065	24	22,329
QUALCOMM, Inc. 6.00%, 05/20/2053	116	124,651
ServiceNow, Inc. 1.40%, 09/01/2030	154	135,799
Texas Instruments, Inc. 5.05%, 05/18/2063	24	22,065
VMware LLC 1.80%, 08/15/2028	81	76,458
3.90%, 08/21/2027	120	119,815

		4,006,699

Transportation - Airlines – 0.9%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)	131	131,868
Southwest Airlines Co. 4.375%, 11/15/2028	9	8,997

ABFunds.com	AB Corporate Bond ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

United Airlines 2020-1 Class A Pass Through Trust Series 20-1 5.875%, 04/15/2029	$109	$112,004

		252,869

Transportation - Services – 0.2%
Element Fleet Management Corp. 5.037%, 03/25/2030(a)	27	27,662
Ryder System, Inc. 4.30%, 12/01/2030	27	26,966

		54,628

		13,411,361

Financial Institutions – 42.7%
Banking – 24.3%
Ally Financial, Inc. 5.737%, 05/15/2029	20	20,456
American Express Co. 4.351%, 07/20/2029	26	26,213
4.731%, 04/25/2029	26	26,435
4.804%, 10/24/2036	27	26,897
4.918%, 07/20/2033	26	26,634
5.016%, 04/25/2031	26	26,848
5.085%, 01/30/2031	25	25,836
5.098%, 02/16/2028	103	104,341
Bank of America Corp. 2.551%, 02/04/2028	135	132,627
3.419%, 12/20/2028	84	83,000
3.705%, 04/24/2028	45	44,773
3.824%, 01/20/2028	60	59,819
4.376%, 04/27/2028	35	35,130
5.518%, 10/25/2035	25	25,832
5.744%, 02/12/2036	94	98,727
Series G 3.593%, 07/21/2028	124	123,030
Bank of Montreal 4.062%, 09/22/2028	27	27,014
4.35%, 09/22/2031	27	27,042
Bank of Nova Scotia (The) 4.043%, 09/15/2028	27	26,972
4.338%, 09/15/2031	27	26,992
4.932%, 02/14/2029	132	134,418
5.13%, 02/14/2031	130	134,088
Canadian Imperial Bank of Commerce 4.58%, 09/08/2031	27	27,249
5.245%, 01/13/2031	25	25,908
Capital One Financial Corp. 2.359%, 07/29/2032	149	130,144
5.197%, 09/11/2036	68	67,894

8 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.183%, 01/30/2036	$61	$64,004
7.964%, 11/02/2034	111	131,398
Citigroup, Inc. 3.668%, 07/24/2028	61	60,588
3.887%, 01/10/2028	131	130,655
4.503%, 09/11/2031	26	26,162
4.542%, 09/19/2030	25	25,248
4.658%, 05/24/2028	22	22,180
5.333%, 03/27/2036	27	27,880
5.827%, 02/13/2035	127	132,714
6.02%, 01/24/2036	24	25,305
6.174%, 05/25/2034	124	132,585
Series VAR 3.07%, 02/24/2028	134	132,301
Citizens Financial Group, Inc. 5.253%, 03/05/2031	16	16,407
5.718%, 07/23/2032	25	26,239
Goldman Sachs Group, Inc. (The) 2.64%, 02/24/2028	135	132,579
3.615%, 03/15/2028	134	133,142
3.814%, 04/23/2029	103	102,287
4.017%, 10/31/2038	55	49,959
4.153%, 10/21/2029	27	27,021
4.223%, 05/01/2029	37	37,074
4.369%, 10/21/2031	27	27,031
4.937%, 04/23/2028	28	28,314
4.939%, 10/21/2036	27	27,117
5.049%, 07/23/2030	25	25,681
5.218%, 04/23/2031	26	26,942
5.33%, 07/23/2035	25	25,952
5.536%, 01/28/2036	24	25,170
5.727%, 04/25/2030	13	13,617
5.851%, 04/25/2035	18	19,328
HSBC Holdings PLC 6.50%, 09/15/2037	121	131,686
JPMorgan Chase & Co. 2.947%, 02/24/2028	91	89,776
2.956%, 05/13/2031	136	128,374
3.54%, 05/01/2028	134	133,077
3.782%, 02/01/2028	121	120,625
4.323%, 04/26/2028	102	102,423
4.603%, 10/22/2030	25	25,409
5.04%, 01/23/2028	25	25,264
5.14%, 01/24/2031	24	24,900
5.571%, 04/22/2028	24	24,481
5.766%, 04/22/2035	24	25,830
M&T Bank Corp. 5.179%, 07/08/2031	26	26,659

ABFunds.com	AB Corporate Bond ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 2.475%, 01/21/2028	$135	$132,569
4.21%, 04/20/2028	96	96,147
5.173%, 01/16/2030	25	25,723
5.192%, 04/17/2031	26	26,929
5.23%, 01/15/2031	24	24,824
5.449%, 07/20/2029	116	119,912
5.831%, 04/19/2035	109	116,940
Series G 2.699%, 01/22/2031	76	71,435
3.772%, 01/24/2029	123	122,176
Series I 4.133%, 10/18/2029	16	15,998
4.356%, 10/22/2031	27	27,022
4.892%, 10/22/2036	27	27,095
PNC Financial Services Group, Inc. (The) 4.899%, 05/13/2031	26	26,642
5.068%, 01/24/2034	53	54,411
5.373%, 07/21/2036	27	27,984
5.401%, 07/23/2035	25	26,035
5.575%, 01/29/2036	6	6,304
5.676%, 01/22/2035	116	122,756
Royal Bank of Canada 4.498%, 08/06/2029	27	27,293
4.696%, 08/06/2031	16	16,251
Series G 5.153%, 02/04/2031	24	24,776
Santander Holdings USA, Inc. 2.49%, 01/06/2028	92	90,144
5.473%, 03/20/2029	75	76,537
6.174%, 01/09/2030	128	133,696
State Street Corp. 2.203%, 02/07/2028	137	134,165
3.031%, 11/01/2034	143	135,076
4.784%, 10/23/2036	27	27,077
Synchrony Financial 2.875%, 10/28/2031	152	135,978
5.935%, 08/02/2030	55	57,152
Toronto-Dominion Bank (The) 4.109%, 10/13/2028	27	27,069
4.861%, 01/31/2028	25	25,435
Truist Financial Corp. 4.964%, 10/23/2036	27	26,877
US Bancorp 2.215%, 01/27/2028	138	135,061
4.967%, 07/22/2033	133	134,177
5.046%, 02/12/2031	26	26,779
5.083%, 05/15/2031	26	26,843

10 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.424%, 02/12/2036	$26	$27,194
Wells Fargo & Co. 3.526%, 03/24/2028	134	133,016
4.078%, 09/15/2029	27	26,998
4.97%, 04/23/2029	26	26,519
5.605%, 04/23/2036	26	27,546

		6,600,264

Brokerage – 2.0%
Apollo Global Management, Inc. 5.80%, 05/21/2054	133	131,671
Blue Owl Finance LLC 6.25%, 04/18/2034	126	130,337
Jefferies Financial Group, Inc. 6.20%, 04/14/2034	129	136,633
Raymond James Financial, Inc. 5.65%, 09/11/2055	137	135,438

		534,079

Finance – 6.8%
Apollo Debt Solutions BDC 6.90%, 04/13/2029	93	97,531
Ares Capital Corp. 5.10%, 01/15/2031	27	26,689
5.50%, 09/01/2030	26	26,223
5.875%, 03/01/2029	107	109,849
5.95%, 07/15/2029	130	133,661
Ares Strategic Income Fund 4.85%, 01/15/2029(a)	27	26,663
5.15%, 01/15/2031(a)	27	26,552
5.70%, 03/15/2028	25	25,321
Barings BDC, Inc. 5.20%, 09/15/2028	27	26,886
Blackstone Secured Lending Fund 5.125%, 01/31/2031	27	26,742
Blue Owl Capital Corp. 5.95%, 03/15/2029	129	130,722
6.20%, 07/15/2030	23	23,474
Blue Owl Credit Income Corp. 6.60%, 09/15/2029	87	89,431
Brookfield Finance, Inc. 5.33%, 01/15/2036	27	27,203
5.813%, 03/03/2055	27	26,804
5.968%, 03/04/2054	129	131,536
Carlyle Secured Lending, Inc. 5.75%, 02/15/2031	27	26,557
Franklin BSP Capital Corp. 6.00%, 10/02/2030(a)	27	26,699

ABFunds.com	AB Corporate Bond ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

FS KKR Capital Corp. 3.125%, 10/12/2028	$144	$133,343
6.125%, 01/15/2030	25	24,859
6.875%, 08/15/2029	24	24,424
Golub Capital BDC, Inc. 6.00%, 07/15/2029	131	133,589
Golub Capital Private Credit Fund 5.875%, 05/01/2030	23	23,311
HA Sustainable Infrastructure Capital, Inc. 6.375%, 07/01/2034	132	134,900
6.75%, 07/15/2035	26	26,985
HPS Corporate Lending Fund 4.90%, 09/11/2028(a)	26	25,814
5.30%, 06/05/2027(a)	26	26,109
5.45%, 11/15/2030(a)	26	25,846
5.85%, 06/05/2030(a)	26	26,276
Main Street Capital Corp. 5.40%, 08/15/2028	27	27,063
North Haven Private Income Fund LLC 5.125%, 09/25/2028(a)	27	26,879
Oaktree Specialty Lending Corp. 6.34%, 02/27/2030	26	26,065
Oaktree Strategic Credit Fund 6.19%, 07/15/2030(a)	132	132,995
Sixth Street Lending Partners 6.50%, 03/11/2029	10	10,390

		1,837,391

Financial Services – 0.7%
Omnis Funding Trust 6.722%, 05/15/2055(a)	138	145,669
Sammons Financial Group Global Funding 4.95%, 06/12/2030(a)	26	26,420
5.05%, 01/10/2028(a)	25	25,403

		197,492

Insurance – 6.1%
Athene Holding Ltd. 6.25%, 04/01/2054	129	127,591
6.625%, 05/19/2055	8	8,292
Brighthouse Financial, Inc. 4.70%, 06/22/2047	36	26,939
Centene Corp. 2.625%, 08/01/2031	15	12,860
3.00%, 10/15/2030	151	134,719
3.375%, 02/15/2030	146	134,202
Cigna Group (The) 4.90%, 12/15/2048	149	135,262
CNO Global Funding 5.875%, 06/04/2027(a)	24	24,586

12 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Corebridge Global Funding 4.45%, 10/02/2030(a)	$27	$26,942
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, 06/01/2030(a)	149	135,644
Jackson National Life Global Funding 4.55%, 09/09/2030(a)	27	27,009
MetLife, Inc. 9.25%, 04/08/2068(a)	102	122,271
New York Life Global Funding 4.55%, 01/28/2033(a)	122	121,980
Northwestern Mutual Life Insurance Co. (The) 6.17%, 05/29/2055(a)	26	28,006
Prudential Financial, Inc. 4.50%, 09/15/2047	136	134,216
5.70%, 09/15/2048	130	131,332
RGA Global Funding 4.35%, 08/25/2028(a)	26	26,120
5.00%, 08/25/2032(a)	26	26,167
Sammons Financial Group, Inc. 6.875%, 04/15/2034(a)	115	127,384
SBL Holdings, Inc. 7.20%, 10/30/2034(a)	134	129,901
Unum Group 6.00%, 06/15/2054	25	24,843

		1,666,266

REITs – 2.8%
CBRE Services, Inc. 4.80%, 06/15/2030	26	26,484
5.50%, 04/01/2029	118	122,477
5.95%, 08/15/2034	119	127,950
Crown Castle, Inc. 2.90%, 03/15/2027	136	133,674
5.00%, 01/11/2028	61	61,920
Store Capital LLC 5.40%, 04/30/2030(a)	26	26,536
WEA Finance LLC
2.875%, 01/15/2027(a)	126	123,663
3.50%, 06/15/2029(a)	131	127,129

		749,833

		11,585,325

Utility – 5.6%
Electric – 5.4%
Eversource Energy 5.45%, 03/01/2028	131	134,149
5.95%, 02/01/2029	127	132,936
Jersey Central Power & Light Co. 4.15%, 01/15/2029(a)	27	27,015

ABFunds.com	AB Corporate Bond ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.40%, 01/15/2031(a)	$27	$26,938
NextEra Energy Capital Holdings, Inc. 5.65%, 05/01/2079	123	124,467
Niagara Mohawk Power Corp. 4.647%, 10/03/2030(a)	27	27,220
Pacific Gas & Electric Co. 3.75%, 07/01/2028	79	77,849
5.05%, 10/15/2032	27	27,209
PacifiCorp 2.90%, 06/15/2052	211	126,129
3.30%, 03/15/2051	199	128,825
4.125%, 01/15/2049	171	130,399
Public Service Co. of Oklahoma 5.45%, 01/15/2036	26	26,789
San Diego Gas & Electric Co. 5.40%, 04/15/2035	27	28,126
Sempra 3.40%, 02/01/2028	137	134,922
Southern California Edison Co. 5.30%, 03/01/2028	132	134,603
5.85%, 11/01/2027	70	71,921
Southwestern Public Service Co. 6.00%, 06/01/2054	25	25,957
Vistra Operations Co. LLC 4.30%, 10/15/2028(a)	27	26,930
4.60%, 10/15/2030(a)	27	26,949
Xcel Energy, Inc. 4.75%, 03/21/2028	26	26,365

		1,465,698

Other Utility – 0.2%
Boston Gas Co. 3.15%, 08/01/2027(a)	38	37,411

		1,503,109

Total Corporates - Investment Grade (cost $26,157,958)		26,499,795

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(b)(c)(d) (cost $251,488)	251,488	251,488

Total Investments – 98.6% (cost $26,409,446)		26,751,283
Other assets less liabilities – 1.4%		391,010

Net Assets – 100.0%		$27,142,293

14 AB Corporate Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	5	March 2026	$581,016	$(94)
U.S. Long Bond (CBT) Futures	28	March 2026	3,288,250	16,461
U.S. T-Note 5 Yr (CBT) Futures	27	March 2026	2,963,672	11,133

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	15	March 2026	3,132,891	(1,758)
U.S. T-Note 10 Yr (CBT) Futures	8	March 2026	906,750	(1,125)
U.S. Ultra Bond (CBT) Futures	12	March 2026	1,451,250	(6,398)

				$18,219

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $2,574,514 or 9.5% of net assets.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

Glossary:

CBT – Chicago Board of Trade

HFC – Housing Finance Corporation

REIT – Real Estate Investment Trust

See notes to financial statements.

ABFunds.com	AB Corporate Bond ETF 15

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $26,157,958)	$26,499,795
Affiliated issuers (cost $251,488)	251,488
Cash	13
Cash collateral due from broker	102,149
Unaffiliated dividends and interest receivable	314,588
Affiliated dividends receivable	1,015
Receivable due from Adviser	49

Total assets	27,169,097

Liabilities
Payable for variation margin on futures	20,538
Advisory fee payable	6,266

Total liabilities	26,804

Net Assets	$27,142,293

Composition of Net Assets
Capital stock, at par	$75
Additional paid-in capital	26,753,527
Distributable earnings	388,691

Net Assets	$27,142,293

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 750,028 common shares outstanding)	$36.19

See notes to financial statements.

16 AB Corporate Bond ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$1,374,180
Dividends—Affiliated issuers	17,676
Other income	223	$1,392,079

Expenses
Advisory fee (see Note B)	79,159

Total expenses before bank overdraft expense	79,159
Bank overdraft expense	120

Total expenses	79,279
Less: expenses waived and reimbursed by the Adviser (see Note B)	(884)

Net expenses		78,395

Net investment income		1,313,684

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(81,827)
In-kind redemptions		383,875
Futures		17,716
Net change in unrealized appreciation (depreciation) of:
Investments		(96,500)
Futures		(2,226)

Net gain on investment transactions		221,038

Net Increase in Net Assets from Operations		$1,534,722

See notes to financial statements.

ABFunds.com	AB Corporate Bond ETF 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		December 13, 2023(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,313,684		$1,238,291
Net realized gain on investment transactions	319,764		258,944
Net change in unrealized appreciation (depreciation) of investments	(98,726)		458,782
Contributions from Affiliates (see Note B)	– 0	–	69

Net increase in net assets from operations	1,534,722		1,956,086
Distribution to Shareholders	(1,506,283)		(1,119,835)
Transactions in Shares of the Fund
Net increase	1,755,345		24,514,930
Other capital	67		7,261

Total increase	1,783,851		25,358,442
Net Assets
Beginning of period	25,358,442		– 0	–

End of period	$27,142,293		$25,358,442

(a)	Commencement of operations.

See notes to financial statements.

18 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Corporate Bond ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued

ABFunds.com	AB Corporate Bond ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

20 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ABFunds.com	AB Corporate Bond ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$26,499,795		$	– 0	–	$26,499,795
Short-Term Investments		251,488		– 0	–		– 0	–	251,488

Total Investments in Securities		251,488		26,499,795			– 0	–	26,751,283
Other Financial Instruments(a):
Assets:
Futures		27,594		– 0	–		– 0	–	27,594	(b)
Liabilities:
Futures		(9,375)		– 0	–		– 0	–	(9,375	)(b)

Total		$269,707		$26,499,795		$	– 0	–	$26,769,502

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The

22 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

ABFunds.com	AB Corporate Bond ETF 23

NOTES TO FINANCIAL STATEMENTS (continued)

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $884.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$511	$14,044	$14,304	$251	$18

During the year ended November 30, 2024, the Adviser reimbursed the Fund $69 for trading losses incurred due to NAV error.

24 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,611,975	$22,956,547
U.S. government securities

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
(excluding U.S. government securities)	$7,399,525		$19,370,106
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$26,421,233

Gross unrealized appreciation	$412,806
Gross unrealized depreciation	(82,756)

Net unrealized appreciation	$330,050

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ABFunds.com	AB Corporate Bond ETF 25

NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging purposes.

26 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$27,594	*	Payable for variation margin on futures	$9,375	*

Total		$27,594			$9,375

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$17,716	$(2,226)

Total		$17,716	$(2,226)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$6,127,282
Average notional amount of sale contracts	$5,415,794

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ABFunds.com	AB Corporate Bond ETF 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Shares sold	650,000	900,028	$23,078,855	$31,674,325

Shares redeemed	(600,000)	(200,000)	(21,323,510)	(7,159,395)

Net increase	50,000	700,028	$1,755,345	$24,514,930

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

28 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A

ABFunds.com	AB Corporate Bond ETF 29

NOTES TO FINANCIAL STATEMENTS (continued)

short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between

30 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the

ABFunds.com	AB Corporate Bond ETF 31

NOTES TO FINANCIAL STATEMENTS (continued)

securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

32 AB Corporate Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the year ended November 30, 2025 and during the fiscal year ended November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,506,283	$1,119,835

Total taxable distributions paid	$1,506,283	$1,119,835

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$118,488
Accumulated capital and other losses	(59,847	)(a)
Unrealized appreciation (depreciation)	330,050	(b)

Total accumulated earnings (deficit)	$388,691

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $59,847.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $59,847, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Corporate Bond ETF 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024

Net asset value, beginning of period	$ 36.22	$ 35.00

Income From Investment Operations

Net investment income(b)(c)	1.77	1.77

Net realized and unrealized gain (loss) on investment transactions	.26	1.05

Contributions from Affiliates	– 0	–	.00	(d)

Net increase in net asset value from operations	2.03	2.82

Less: Dividends and Distributions

Dividends from net investment income	(1.79)	(1.60)

Distributions from net realized gain on investment transactions	(.27)	– 0	–

Total dividends and distributions	(2.06)	(1.60)

Net asset value, end of period	$ 36.19	$ 36.22

Total Return

Total investment return based on net asset value(e)	5.87%	8.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,142	$25,358

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.30%	.30	%^

Expenses, before waivers/reimbursements	.30%	.30	%^

Net investment income(c)	4.98%	5.13	%^

Portfolio turnover rate(f)	90%	175%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

34 AB Corporate Bond ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Bond ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian,

ABFunds.com	AB Corporate Bond ETF 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

36 AB Corporate Bond ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 90.86% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $1,182,929 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Corporate Bond ETF 37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Bond ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

38 AB Corporate Bond ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

ABFunds.com	AB Corporate Bond ETF 39

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial

40 AB Corporate Bond ETF	ABFunds.com

risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Corporate Bond ETF 41

NOTES

42 AB Corporate Bond ETF	ABFunds.com

NOTES

ABFunds.com	AB Corporate Bond ETF 43

NOTES

44 AB Corporate Bond ETF	ABFunds.com

AB CORPORATE BOND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-COB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB CORE BOND ETF

(NYSE Arca: CORB)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 30.9%
Japan – 0.8%
Japan Government Thirty Year Bond Series 86 2.40%, 03/20/2055	JPY	1,270,600	$6,754,983

United States – 30.1%
U.S. Treasury Bonds 1.875%, 02/15/2051	U.S.$	3,799	2,193,692
2.00%, 08/15/2051		9,349	5,536,963
2.25%, 08/15/2046		2,357	1,590,515
2.25%, 08/15/2049		13,313	8,591,174
2.25%, 02/15/2052		1,672	1,047,425
2.375%, 11/15/2049		4,905	3,242,473
2.50%, 02/15/2046		932	664,778
2.50%, 05/15/2046		5,327	3,788,068
2.875%, 08/15/2045		51	39,452
2.875%, 11/15/2046		1,123	850,126
2.875%, 05/15/2052		2,950	2,125,656
3.00%, 05/15/2045		129	101,108
3.00%, 11/15/2045		363	284,169
3.00%, 05/15/2047		1,447	1,114,133
3.00%, 02/15/2048		5,490	4,192,130
3.25%, 05/15/2042		1,539	1,308,380
3.375%, 08/15/2042		6,591	5,679,161
3.50%, 02/15/2039		8,105	7,493,642
3.625%, 08/15/2043		1,943	1,711,634
3.625%, 02/15/2053		4,596	3,833,736
3.625%, 05/15/2053		4,008	3,339,218
3.75%, 11/15/2043		295	263,944
3.875%, 02/15/2043		3,999	3,669,432
3.875%, 05/15/2043		999	914,565
4.00%, 11/15/2042		5,931	5,541,173
4.125%, 08/15/2053		3,432	3,128,922
4.25%, 02/15/2054		5,131	4,779,124
4.375%, 02/15/2038		899	918,394
4.375%, 11/15/2039		10,740	10,749,649
4.375%, 08/15/2043		7,123	6,943,993
4.50%, 02/15/2044		5,053	4,992,798
4.50%, 11/15/2054		3,858	3,747,039
4.625%, 05/15/2044		2,775	2,782,628
4.625%, 05/15/2054		1,354	1,342,113
4.75%, 02/15/2037		1,525	1,617,930
4.75%, 11/15/2043		7,167	7,315,126
4.75%, 11/15/2053		4,499	4,543,863
U.S. Treasury Notes 2.625%, 02/15/2029		3,914	3,809,103
3.50%, 04/30/2028		8,269	8,269,469

ABFunds.com	AB Core Bond ETF 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.625%, 09/30/2030	U.S.$	6,683	$6,690,470
3.75%, 12/31/2028		20,607	20,757,025
3.875%, 12/31/2027		7,359	7,414,092
4.00%, 02/29/2028		14,451	14,606,396
4.125%, 03/31/2029		6,400	6,520,296
4.25%, 02/28/2029		16,977	17,355,208
4.25%, 06/30/2029		12,176	12,468,341
4.375%, 11/30/2028		6,169	6,321,092
4.375%, 05/15/2034		1,996	2,063,729
4.50%, 11/15/2033		13,172	13,748,066
4.625%, 09/30/2028		8,685	8,947,749
4.875%, 10/31/2028		12,567	13,040,019

			263,989,381

Total Governments - Treasuries (cost $293,881,007)			270,744,364

CORPORATES - INVESTMENT GRADE – 25.6%
Industrial – 13.6%
Basic – 0.6%
Freeport Indonesia PT 4.763%, 04/14/2027(a)		324	324,709
Glencore Funding LLC 4.907%, 04/01/2028(a)		841	856,508
5.186%, 04/01/2030(a)		356	366,972
5.338%, 04/04/2027(a)		509	517,190
6.50%, 10/06/2033(a)		390	432,818
LYB International Finance III LLC 6.15%, 05/15/2035		334	345,720
Nexa Resources SA 6.75%, 04/09/2034(a)		441	468,377
WRKCo, Inc. 4.00%, 03/15/2028		1,732	1,729,662

			5,041,956

Capital Goods – 1.4%
Boeing Co. (The) 3.25%, 02/01/2028		970	952,618
Caterpillar Financial Services Corp. 4.45%, 10/16/2026		1,888	1,898,176
4.80%, 01/08/2030		44	45,650
Entegris, Inc. 4.75%, 04/15/2029(a)		1,270	1,268,197
General Electric Co. 4.90%, 01/29/2036		865	886,703
Regal Rexnord Corp. 6.05%, 02/15/2026		1,381	1,383,983
Republic Services, Inc. 4.75%, 07/15/2030		2,083	2,139,595

2 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 4.50%, 03/15/2028	U.S.$	1,884	$1,910,395
Westinghouse Air Brake Technologies Corp. 4.90%, 05/29/2030		2,075	2,127,103

			12,612,420

Communications - Media – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029		537	499,721
5.125%, 07/01/2049		467	375,356
Meta Platforms, Inc. 5.50%, 11/15/2045		777	776,681
5.75%, 11/15/2065		801	796,675
Prosus NV 3.257%, 01/19/2027(a)		489	482,276
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033		379	439,193
Time Warner Cable LLC 4.50%, 09/15/2042		505	393,188

			3,763,090

Communications - Telecommunications – 0.1%
AT&T, Inc. 4.50%, 05/15/2035		408	396,629
T-Mobile USA, Inc. 3.875%, 04/15/2030		352	346,646

			743,275

Consumer Cyclical - Automotive – 1.3%
BMW US Capital LLC 4.60%, 08/13/2027(a)		1,889	1,907,191
4.65%, 03/19/2027(a)		188	189,528
Ford Motor Co. 3.25%, 02/12/2032		1,299	1,142,445
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		215	212,160
5.918%, 03/20/2028		298	304,660
6.125%, 03/08/2034		526	534,932
General Motors Financial Co., Inc. 2.40%, 04/10/2028		190	182,396
4.20%, 10/27/2028		1,250	1,250,863
Honda Motor Co., Ltd. 4.436%, 07/08/2028		2,110	2,128,230
Hyundai Capital America 4.30%, 09/24/2027(a)		35	35,065
4.50%, 09/18/2030(a)		201	201,287
5.25%, 01/08/2027(a)		443	447,851
5.30%, 03/19/2027(a)		513	520,120
6.10%, 09/21/2028(a)		871	913,261

ABFunds.com	AB Core Bond ETF 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Qnity Electronics, Inc. 5.75%, 08/15/2032(a)	U.S.$	992	$1,019,111

			10,989,100

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 6.05%, 05/14/2034		450	477,369

Consumer Cyclical - Other – 0.9%
DR Horton, Inc. 4.85%, 10/15/2030		763	782,456
5.00%, 10/15/2034		1,134	1,155,353
Flutter Treasury DAC 5.875%, 06/04/2031(a)		745	752,562
6.375%, 04/29/2029(a)		849	876,372
Las Vegas Sands Corp. 5.625%, 06/15/2028		568	580,871
6.00%, 06/14/2030		435	456,546
Marriott International, Inc./MD 4.20%, 07/15/2027		2,129	2,135,919
Sekisui House US, Inc. 6.00%, 01/15/2043		968	907,868

			7,647,947

Consumer Cyclical - Restaurants – 0.2%
Starbucks Corp. 4.85%, 02/08/2027		1,837	1,853,478

Consumer Cyclical - Retailers – 0.3%
AutoNation, Inc. 4.45%, 01/15/2029		445	446,290
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	1,934,240

			2,380,530

Consumer Non-Cyclical – 2.8%
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,682,756
BAT Capital Corp. 4.625%, 03/22/2033		571	569,298
5.35%, 08/15/2032		1,294	1,348,581
7.75%, 10/19/2032		141	165,111
Baxter International, Inc. 5.65%, 12/15/2035		1,260	1,283,146
Cargill, Inc. 4.125%, 10/23/2030(a)		1,250	1,248,588
5.125%, 10/11/2032(a)		835	867,849
General Mills, Inc. 4.70%, 01/30/2027		496	499,705
4.875%, 01/30/2030		1,398	1,432,950

4 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Imperial Brands Finance PLC 5.875%, 07/01/2034(a)	U.S.$	1,460	$1,530,095
JBS USA Holding Lux Sarl/JBS USA Food Co/JBS Lux Co. SARL 6.75%, 03/15/2034		784	870,852
Mars, Inc. 4.60%, 03/01/2028(a)		1,212	1,228,338
Mondelez International, Inc. 4.50%, 05/06/2030		1,311	1,325,106
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,273,214
Philip Morris International, Inc. 4.875%, 02/13/2026		1,753	1,756,594
5.375%, 02/15/2033		1,688	1,770,408
Roche Holdings, Inc. 4.075%, 12/02/2030(a)		235	235,202
4.203%, 09/09/2029(a)		1,902	1,919,308
Takeda US Financing, Inc. 5.20%, 07/07/2035		2,111	2,167,089
Tyson Foods, Inc. 5.70%, 03/15/2034		600	634,308
Viatris, Inc. 2.70%, 06/22/2030		1,050	956,970

			24,765,468

Energy – 2.5%
Cenovus Energy, Inc. 4.65%, 03/20/2031		517	518,742
5.40%, 03/20/2036		552	557,724
ConocoPhillips Co. 5.65%, 01/15/2065		1,910	1,887,672
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		1,630	1,424,767
5.75%, 01/15/2031(a)		718	740,035
Devon Energy Corp. 5.20%, 09/15/2034		1,900	1,907,581
Energy Transfer LP 5.60%, 09/01/2034		1,831	1,896,806
Eni SpA 5.75%, 05/19/2035(a)		2,092	2,194,487
Kinder Morgan, Inc. 5.85%, 06/01/2035		483	512,415
Occidental Petroleum Corp. 5.20%, 08/01/2029		578	592,173
ONEOK, Inc. 5.40%, 10/15/2035		771	782,102
6.05%, 09/01/2033		707	755,253

ABFunds.com	AB Core Bond ETF 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 5.60%, 01/15/2036	U.S.$	221	$224,742
5.70%, 09/15/2034		1,842	1,908,294
Raizen Fuels Finance SA 6.70%, 02/25/2037(a)		1,177	982,795
Targa Resources Corp. 4.90%, 09/15/2030		385	392,496
5.65%, 02/15/2036		425	438,880
Var Energi ASA 7.50%, 01/15/2028(a)		1,132	1,198,471
Williams Cos., Inc. (The) 4.625%, 06/30/2030		1,242	1,255,774
4.80%, 11/15/2029		855	871,972
Woodside Finance Ltd. 5.40%, 05/19/2030		308	317,600
6.00%, 05/19/2035		802	841,025

			22,201,806

Services – 0.5%
Amazon.com, Inc. 3.90%, 11/20/2028		1,075	1,079,332
4.65%, 11/20/2035		1,075	1,086,567
Mastercard, Inc. 4.55%, 01/15/2035		1,365	1,374,009
Moody’s Corp. 5.00%, 08/05/2034		960	985,671

			4,525,579

Technology – 1.7%
Apple, Inc. 4.10%, 08/08/2062		1,148	927,837
Broadcom, Inc. 4.15%, 02/15/2028		309	310,554
4.90%, 07/15/2032		484	497,412
5.05%, 07/12/2027		707	719,436
Cisco Systems, Inc. 4.75%, 02/24/2030		2,030	2,089,174
Dell International LLC/EMC Corp. 4.35%, 02/01/2030		1,930	1,931,235
5.50%, 04/01/2035		413	428,570
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,456,051
Foundry JV Holdco LLC 5.90%, 01/25/2030(a)		453	476,597
Hewlett Packard Enterprise Co. 4.40%, 09/25/2027		791	794,900
International Business Machines Corp. 5.00%, 02/10/2032		2,010	2,079,144

6 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oracle Corp. 5.20%, 09/26/2035	U.S.$	940	$921,341
5.50%, 08/03/2035		1,652	1,656,064

			15,288,315

Transportation - Airlines – 0.2%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)		710	713,749
5.308%, 10/20/2031(a)		752	755,083
Southwest Airlines Co. 4.375%, 11/15/2028		615	614,766

			2,083,598

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		200	192,766
5.875%, 07/05/2034(a)		316	326,731

			519,497

Transportation - Services – 0.5%
ENA Master Trust 4.00%, 05/19/2048(a)		380	292,630
ERAC USA Finance LLC 4.60%, 05/01/2028(a)		517	524,357
Ryder System, Inc. 5.375%, 03/15/2029		1,458	1,510,809
TTX Co. 5.50%, 09/25/2026(a)		1,677	1,692,563

			4,020,359

			118,913,787

Financial Institutions – 9.4%
Banking – 7.7%
AIB Group PLC 5.32%, 05/15/2031(a)		1,621	1,675,547
Ally Financial, Inc. 5.543%, 01/17/2031		291	297,149
5.737%, 05/15/2029		480	490,944
6.992%, 06/13/2029		976	1,027,640
American Express Co. 5.098%, 02/16/2028		1,827	1,850,788
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		400	414,928
7.883%, 11/15/2034		200	234,514
Banco Santander SA 3.80%, 02/23/2028		200	198,372
4.175%, 03/24/2028		800	799,272
5.565%, 01/17/2030		800	836,008
6.921%, 08/08/2033		800	892,848

ABFunds.com	AB Core Bond ETF 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. 5.744%, 02/12/2036	U.S.$	2,019	$2,120,536
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		365	380,107
Banque Federative du Credit Mutuel SA 5.538%, 01/22/2030(a)		1,937	2,023,836
Barclays PLC 5.335%, 09/10/2035		734	750,390
5.674%, 03/12/2028		351	357,399
6.224%, 05/09/2034		740	800,880
BNP Paribas SA 2.591%, 01/20/2028(a)		751	737,287
4.625%, 02/25/2031(a)(b)		388	351,082
5.497%, 05/20/2030(a)		1,133	1,174,321
BPCE SA 6.508%, 01/18/2035(a)		1,793	1,916,574
CaixaBank SA 6.037%, 06/15/2035(a)		843	904,067
6.684%, 09/13/2027(a)		994	1,013,115
Capital One Financial Corp. 5.468%, 02/01/2029		416	426,779
6.377%, 06/08/2034		1,163	1,264,728
Capital One NA 5.974%, 08/09/2028		386	400,664
Citigroup, Inc. 4.643%, 05/07/2028		2,031	2,046,070
6.02%, 01/24/2036		44	46,392
Series W 4.00%, 12/10/2025(b)		788	786,708
Series Y 4.15%, 11/15/2026(b)		139	136,544
Credit Agricole SA 5.222%, 05/27/2031(a)		573	590,557
6.251%, 01/10/2035(a)		1,441	1,533,440
Danske Bank A/S 4.613%, 10/02/2030(a)		846	853,927
Deutsche Bank AG/New York NY 4.95%, 08/04/2031		920	933,202
7.146%, 07/13/2027		323	328,501
Goldman Sachs Group, Inc. (The) 2.65%, 10/21/2032		67	60,667
4.937%, 04/23/2028		1,123	1,135,589
Series V 4.125%, 11/10/2026(b)		764	750,485
HSBC Holdings PLC 2.804%, 05/24/2032		581	532,283
2.848%, 06/04/2031		1,675	1,569,006
7.399%, 11/13/2034		1,536	1,758,612
8.113%, 11/03/2033		767	903,265

8 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 7.20%, 11/28/2033(a)	U.S.$	919	$1,054,856
JPMorgan Chase & Co. 2.963%, 01/25/2033		2,609	2,406,098
KBC Group NV 4.454%, 09/23/2031(a)		200	199,884
4.932%, 10/16/2030(a)		1,350	1,377,094
Lloyds Banking Group PLC 4.976%, 08/11/2033		420	428,824
5.087%, 11/26/2028		746	759,368
5.462%, 01/05/2028		216	219,011
7.953%, 11/15/2033		461	539,153
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		550	570,058
Morgan Stanley 4.994%, 04/12/2029		174	177,492
Series I 4.133%, 10/18/2029		526	525,942
Morgan Stanley Bank NA 5.504%, 05/26/2028		1,013	1,033,615
Nationwide Building Society 2.972%, 02/16/2028(a)		1,238	1,220,173
5.537%, 07/14/2036(a)		433	449,324
NatWest Group PLC 3.032%, 11/28/2035		378	348,697
5.115%, 05/23/2031		1,742	1,792,657
Santander Holdings USA, Inc. 5.473%, 03/20/2029		132	134,706
Santander UK Group Holdings PLC 4.32%, 09/22/2029		601	601,751
4.858%, 09/11/2030		1,139	1,155,424
5.694%, 04/15/2031		378	395,668
Societe Generale SA 2.797%, 01/19/2028(a)		1,389	1,364,554
5.249%, 05/22/2029(a)		636	648,625
5.519%, 01/19/2028(a)		502	508,149
Standard Chartered PLC 5.244%, 05/13/2031(a)		1,087	1,122,414
5.545%, 01/21/2029(a)		217	222,523
5.61% (CME Term SOFR 3 Month + 1.77%), 01/30/2027(a)(b)(c)		400	387,736
6.187%, 07/06/2027(a)		407	411,534
Sumitomo Mitsui Financial Group, Inc. 5.316%, 07/09/2029		1,485	1,542,974
Sumitomo Mitsui Trust Bank Ltd. 4.45%, 09/10/2027(a)		306	308,601
Synchrony Financial 5.45%, 03/06/2031		661	675,601

ABFunds.com	AB Core Bond ETF 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 5.146%, 09/10/2034	U.S.$	661	$671,556
5.298%, 01/30/2032		944	990,445
UBS Group AG 2.095%, 02/11/2032(a)		202	179,746
3.091%, 05/14/2032(a)		1,265	1,178,588
4.194%, 04/01/2031(a)		549	545,250
4.398%, 09/23/2031(a)		202	201,937
7.125%, 08/10/2034(a)(b)		440	448,954
Wells Fargo & Co. 3.35%, 03/02/2033		2,456	2,308,026
5.499%, 01/23/2035		192	202,005
Series BB 3.90%, 03/15/2026(b)		635	632,085

			67,246,121

Brokerage – 0.2%
Charles Schwab Corp. (The) 4.914%, 11/14/2036		197	197,388
Series I 4.00%, 06/01/2026(b)		1,949	1,929,276

			2,126,664

Finance – 0.2%
Aircastle Ltd. 5.95%, 02/15/2029(a)		310	323,442
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		1,131	1,126,532
1.95%, 09/20/2026(a)		390	382,886
3.50%, 11/01/2027(a)		212	208,538
4.75%, 04/14/2027(a)		124	124,619

			2,166,017

Insurance – 0.6%
Athene Global Funding 5.033%, 07/17/2030(a)		2,222	2,246,842
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)		11	7,266
MetLife Capital Trust IV 7.875% (CME Term SOFR 3 Month + 3.96%), 12/15/2067(a)(c)		970	1,078,582
MetLife, Inc. 10.75%, 08/01/2069		25	33,287
Principal Life Global Funding II 5.10%, 01/25/2029(a)		1,265	1,298,952
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		600	604,704

			5,269,633

10 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.7%
American Tower Corp. 3.65%, 03/15/2027	U.S.$	466	$463,050
5.20%, 02/15/2029		626	644,179
5.25%, 07/15/2028		462	474,631
Crown Castle, Inc. 5.60%, 06/01/2029		380	394,934
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,036	937,000
4.00%, 01/15/2031		364	348,890
5.25%, 02/15/2033		656	658,795
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		364	371,134
Realty Income Corp. 5.125%, 04/15/2035		230	235,371
Simon Property Group LP 4.75%, 09/26/2034		1,112	1,113,346
Trust Fibra Uno 4.869%, 01/15/2030(a)		258	249,615

			5,890,945

			82,699,380

Utility – 2.6%
Electric – 2.6%
AES Andes SA 6.25%, 03/14/2032(a)		1,242	1,289,817
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		455	421,026
Alexander Funding Trust II 7.467%, 07/31/2028(a)		406	433,178
American Electric Power Co., Inc. 6.95%, 12/15/2054		681	734,098
CenterPoint Energy Houston Electric LLC 4.95%, 04/01/2033		76	77,850
5.05%, 03/01/2035		1,731	1,767,870
Series AQ 4.95%, 08/15/2035		165	167,191
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2043		920	745,504
Electricite de France SA 9.125%, 03/15/2033(a)(b)		366	421,723
Enel Finance International NV 4.125%, 09/30/2028(a)		611	611,171
5.50%, 06/26/2034(a)		1,243	1,298,326
Engie Energia Chile SA 6.375%, 04/17/2034(a)		200	212,802

ABFunds.com	AB Core Bond ETF 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(a)	U.S.$	474	$496,714
Florida Power & Light Co. 5.30%, 06/15/2034		694	730,484
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(a)		354	349,536
LG Energy Solution Ltd. 5.375%, 04/02/2030(a)		2,091	2,155,277
Niagara Mohawk Power Corp. 4.647%, 10/03/2030(a)		1,453	1,464,827
5.29%, 01/17/2034(a)		652	665,659
NRG Energy, Inc. 4.734%, 10/15/2030(a)		380	379,130
Public Service Co. of Colorado 5.15%, 09/15/2035		2,139	2,180,368
Virginia Electric & Power Co. Series C 4.90%, 09/15/2035		1,845	1,849,483
Vistra Operations Co. LLC 3.70%, 01/30/2027(a)		2,868	2,845,228
4.30%, 10/15/2028(a)		571	569,510
5.05%, 12/30/2026(a)		62	62,552
6.95%, 10/15/2033(a)		726	810,543

			22,739,867

Total Corporates - Investment Grade (cost $221,364,342)			224,353,034

MORTGAGE PASS-THROUGHS – 20.8%
Agency Fixed Rate 30-Year – 20.6%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		316	297,570
3.50%, 11/01/2049		456	428,524
Series 2020 3.50%, 01/01/2050		980	921,591
Series 2022 2.00%, 03/01/2052		5,294	4,360,538
2.50%, 04/01/2052		6,102	5,273,068
3.00%, 03/01/2052		3,324	2,991,611
3.00%, 05/01/2052		3,825	3,410,933
3.00%, 07/01/2052		1,217	1,085,284
Series 2024 5.50%, 11/01/2054		1,346	1,363,520
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		12	12,252

12 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2007 5.50%, 07/01/2035	U.S.$	74		$76,925
Series 2016 4.00%, 02/01/2046		763		751,405
Series 2017 4.00%, 07/01/2044		488		480,905
Series 2018 4.50%, 03/01/2048		259		259,111
4.50%, 10/01/2048		505		504,591
4.50%, 11/01/2048		682		680,978
5.00%, 11/01/2048		292		297,755
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		63		64,699
5.50%, 07/01/2033		121		124,930
Series 2004 5.50%, 02/01/2034		1		1,403
5.50%, 04/01/2034		31		31,984
5.50%, 05/01/2034		25		26,206
5.50%, 11/01/2034		121		125,429
Series 2005 5.50%, 02/01/2035		187		194,147
Series 2006 5.50%, 04/01/2036		38		39,683
Series 2007 5.50%, 05/01/2036		2		1,950
5.50%, 09/01/2036		1		1,141
5.50%, 08/01/2037		44		46,128
Series 2008 5.50%, 08/01/2037		0	**	276
Series 2009 5.00%, 12/01/2039		8		8,050
Series 2010 4.00%, 12/01/2040		295		290,690
5.00%, 06/01/2040		7		7,571
Series 2012 3.50%, 02/01/2042		251		240,604
3.50%, 11/01/2042		2,735		2,615,013
3.50%, 01/01/2043		460		438,910
Series 2013 3.50%, 04/01/2043		1,613		1,539,697
4.00%, 10/01/2043		1,001		980,974
Series 2015 3.00%, 05/01/2045		401		367,452
3.00%, 08/01/2045		584		533,918
Series 2018 4.50%, 09/01/2048		930		928,419

ABFunds.com	AB Core Bond ETF 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019 3.50%, 08/01/2049	U.S.$	1,109	$1,043,150
3.50%, 09/01/2049		492	462,484
3.50%, 11/01/2049		1,020	959,285
Series 2020 3.50%, 01/01/2050		946	889,574
Series 2021 2.00%, 07/01/2051		5,644	4,629,255
2.00%, 12/01/2051		8,197	6,720,889
2.50%, 01/01/2052		1,652	1,429,898
Series 2022 2.50%, 03/01/2052		3,662	3,168,234
2.50%, 04/01/2052		3,815	3,294,442
2.50%, 05/01/2052		5,037	4,350,879
3.00%, 02/01/2052		4,033	3,632,317
3.00%, 03/01/2052		5,107	4,595,845
Series 2024 5.00%, 12/01/2054		2,030	2,026,500
Series 2025 4.50%, 03/01/2055		3,549	3,475,443
5.50%, 02/01/2055		3,789	3,837,814
6.00%, 02/01/2055		1,362	1,393,991
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		129	117,866
3.00%, 05/20/2046		371	339,500
Series 2023 5.50%, 04/20/2053		2,916	2,961,887
Series 2025 4.00%, 12/01/2055, TBA		3,275	3,106,628
4.50%, 12/01/2055, TBA		7,445	7,281,983
5.00%, 12/01/2055, TBA		12,561	12,546,980
5.50%, 12/01/2055, TBA		5,036	5,086,696
6.00%, 12/01/2055, TBA		7,343	7,482,529
Uniform Mortgage-Backed Security Series 2025 2.00%, 12/01/2055, TBA		13,051	10,624,435
2.50%, 12/01/2055, TBA		11,044	9,399,306
5.00%, 12/01/2055, TBA		11,114	11,093,243
5.50%, 12/01/2055, TBA		16,035	16,238,126
6.00%, 12/01/2055, TBA		10,459	10,710,346
6.50%, 12/01/2055, TBA		5,583	5,783,189

			180,488,549

Agency Fixed Rate 15-Year – 0.2%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		25	24,031
2.50%, 11/01/2031		1,331	1,288,141

14 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

2.50%, 12/01/2031	U.S.$	6		$5,817
Series 2017 2.50%, 01/01/2032		415		401,413
2.50%, 02/01/2032		427		411,887

				2,131,289

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 7.125%, 12/01/2036		0	**	75
Series 2007 6.975%, 03/01/2037		0	**	176
Federal National Mortgage Association Series 2007 6.46%, 02/01/2037		1		864
6.63%, 03/01/2037		0	**	153

				1,268

Total Mortgage Pass-Throughs (cost $186,762,310)				182,621,106

ASSET-BACKED SECURITIES – 5.6%
Autos - Fixed Rate – 2.7%
ACM Auto Trust Series 2024-2A, Class A 6.06%, 02/20/2029(a)		322		322,154
Series 2025-1A, Class A 5.38%, 06/20/2029(a)		337		336,849
Series 2025-2A, Class A 5.55%, 06/20/2028(a)		1,304		1,304,287
American Credit Acceptance Receivables Trust Series 2025-2, Class B 4.85%, 05/14/2029(a)		1,999		2,008,224
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)		74		74,325
Series 2025-1A, Class A2 4.92%, 05/15/2029(a)		1,055		1,053,643
AutoNation Finance Trust Series 2025-1A, Class A2 4.72%, 04/10/2028(a)		1,681		1,684,159
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		1,016		1,028,683
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		75		72,982
Series 2021-N4, Class D 2.30%, 09/11/2028		124		121,428

ABFunds.com	AB Core Bond ETF 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-P4, Class D 2.61%, 09/11/2028	U.S.$	989	$953,151
Series 2024-P3, Class A2 4.61%, 11/10/2027		64	64,267
Series 2024-P4, Class A2 4.62%, 02/10/2028		303	303,360
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		92	91,445
Series 2024-C, Class A 5.88%, 02/15/2028(a)		102	102,668
Flagship Credit Auto Trust Series 2024-3, Class A 4.88%, 11/15/2028(a)		326	325,304
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		1,390	1,374,840
GLS Auto Receivables Issuer Trust Series 2024-3A, Class A2 5.35%, 08/16/2027(a)		74	73,997
Lendbuzz Securitization Trust Series 2025-1A, Class A2 5.10%, 10/15/2030(a)		1,383	1,381,777
Series 2025-2A, Class A2 5.18%, 05/15/2030(a)		1,366	1,366,135
Lobel Automobile Receivables Trust Series 2025-1, Class A 5.06%, 11/15/2027(a)		784	785,035
OCCU Auto Receivables Trust Series 2025-1A, Class A2 4.82%, 04/17/2028(a)		1,955	1,958,889
Prestige Auto Receivables Trust Series 2025-1A, Class A2 4.87%, 12/15/2027(a)		1,338	1,338,193
Research-Driven Pagaya Motor Asset Trust Series 2025-4A, Class A2 5.124%, 04/25/2034(a)		2,131	2,140,170
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		296	297,654
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		596	597,962
SBNA Auto Receivables Trust Series 2025-SF1, Class B 5.12%, 03/17/2031(a)		147	147,093
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(a)		354	355,086

16 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027(d)(e)(f)	U.S.$	119	$113,646
Series 2025-1A, Class A 4.94%, 02/15/2029(d)(e)(f)		1,273	891,015
United Auto Credit Securitization Trust Series 2025-1, Class A 4.80%, 06/10/2027(a)		662	662,165

			23,330,586

Other ABS - Fixed Rate – 2.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,995	1,894,664
Affirm Asset Securitization Trust Series 2024-X2, Class A 5.22%, 12/17/2029(a)		139	138,957
Series 2025-X1, Class A 5.08%, 04/15/2030(a)		763	764,130
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(a)		423	395,405
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		347	348,710
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(a)		935	907,656
Diamond Issuer LLC Series 2021-1A, Class A 2.305%, 11/20/2051(a)		1,941	1,845,333
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)		556	556,995
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		448	418,992
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		758	751,672
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		466	450,200
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		266	253,290
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		1,938	1,827,029
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		1,365	1,383,957

ABFunds.com	AB Core Bond ETF 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)	U.S.$	620	$558,608
Series 2021-CA, Class B 2.53%, 04/20/2062(a)		907	800,383
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		798	722,723
NMEF Funding LLC Series 2024-A, Class A2 5.15%, 12/15/2031(a)		1,034	1,039,847
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)		204	203,333
Oportun Issuance Trust Series 2024-2, Class A 5.86%, 02/09/2032(a)		51	50,724
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(a)		274	275,988
Series 2024-9, Class B 5.306%, 03/15/2032(a)		1,142	1,145,350
Series 2025-3, Class A2 5.365%, 12/15/2032(a)		265	267,565
Series 2025-6, Class A2 4.497%, 04/15/2033(a)		430	430,243
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(a)		226	227,182
Series 2024-3, Class A 6.258%, 10/15/2031(a)		314	315,345
Pagaya Point of Sale Holdings Grantor Trust Series 2025-1, Class A 5.715%, 01/20/2034(a)		676	683,141
SoFi Consumer Loan Program Trust Series 2025-4, Class A 4.24%, 08/25/2035(a)		1,858	1,858,558

			20,515,980

Credit Cards - Fixed Rate – 0.6%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		1,188	1,192,829
Mission Lane Credit Card Master Trust Series 2024-A, Class A1 6.20%, 08/15/2029(a)		811	816,697
Series 2024-B, Class A 5.88%, 01/15/2030(a)		1,890	1,903,270

18 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2025-A, Class A 5.80%, 05/15/2030(a)	U.S.$	1,086	$1,097,389

			5,010,185

Other ABS - Floating Rate – 0.0%
Pagaya AI Debt Grantor Trust Series 2025-1, Class A 5.156%, 07/15/2032(a)		137	138,456
Series 2025-5, Class A 4.84%, 03/15/2033(a)		289	289,054

			427,510

Total Asset-Backed Securities (cost $50,303,252)			49,284,261

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.6%
Risk Share Floating Rate – 4.1%
Connecticut Avenue Securities Series 2025-R01, Class 1A1 5.022% (CME Term SOFR + 0.95%), 01/25/2045(a)(c)		1,740	1,741,455
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M1 4.922% (CME Term SOFR + 0.85%), 12/25/2041(a)(c)		148	147,695
Series 2022-R02, Class 2M1 5.272% (CME Term SOFR + 1.20%), 01/25/2042(a)(c)		77	77,429
Series 2022-R03, Class 1M2 7.572% (CME Term SOFR + 3.50%), 03/25/2042(a)(c)		1,545	1,590,656
Series 2022-R05, Class 2M2 7.072% (CME Term SOFR + 3.00%), 04/25/2042(a)(c)		1,206	1,229,323
Series 2023-R02, Class 1M1 6.372% (CME Term SOFR + 2.30%), 01/25/2043(a)(c)		488	497,432
Series 2023-R03, Class 2M1 6.572% (CME Term SOFR + 2.50%), 04/25/2043(a)(c)		467	471,337
Series 2023-R04, Class 1M1 6.372% (CME Term SOFR + 2.30%), 05/25/2043(a)(c)		912	929,704
Series 2023-R06, Class 1M1 5.772% (CME Term SOFR + 1.70%), 07/25/2043(a)(c)		595	597,500
Series 2024-R02, Class 1M1 5.172% (CME Term SOFR + 1.10%), 02/25/2044(a)(c)		317	317,730

ABFunds.com	AB Core Bond ETF 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-R05, Class 2M1 5.072% (CME Term SOFR + 1.00%), 07/25/2044(a)(c)	U.S.$	196	$196,143
Series 2024-R06, Class 1M1 5.122% (CME Term SOFR + 1.05%), 09/25/2044(a)(c)		256	255,589
Series 2025-R02, Class 1A1 5.072% (CME Term SOFR + 1.00%), 02/25/2045(a)(c)		505	505,803
Series 2025-R03, Class 2M1 5.672% (CME Term SOFR + 1.60%), 03/25/2045(a)(c)		1,307	1,312,076
Series 2025-R05, Class 2M1 5.272% (CME Term SOFR + 1.20%), 07/25/2045(a)(c)		1,923	1,922,644
Series 2025-R06, Class 1A1 4.972% (CME Term SOFR + 0.90%), 09/25/2045(a)(c)		689	688,787
Series 2025-R06, Class 1M1 5.022% (CME Term SOFR + 0.95%), 09/25/2045(a)(c)		939	937,394
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA5, Class M2 5.722% (CME Term SOFR + 1.65%), 01/25/2034(a)(c)		186	186,842
Series 2021-DNA6, Class M2 5.572% (CME Term SOFR + 1.50%), 10/25/2041(a)(c)		2,052	2,059,993
Series 2021-DNA7, Class M2 5.872% (CME Term SOFR + 1.80%), 11/25/2041(a)(c)		2,412	2,426,443
Series 2021-HQA4, Class M2 6.422% (CME Term SOFR + 2.35%), 12/25/2041(a)(c)		1,530	1,548,634
Series 2022-DNA3, Class M1B 6.972% (CME Term SOFR + 2.90%), 04/25/2042(a)(c)		711	730,112
Series 2022-DNA4, Class M1B 7.422% (CME Term SOFR + 3.35%), 05/25/2042(a)(c)		1,358	1,402,618
Series 2022-DNA5, Class M1B 8.572% (CME Term SOFR + 4.50%), 06/25/2042(a)(c)		2,274	2,391,944
Series 2022-DNA7, Class M1A 6.572% (CME Term SOFR + 2.50%), 03/25/2052(a)(c)		540	544,287

20 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-DNA1, Class M1A 6.142% (CME Term SOFR + 2.10%), 03/25/2043(a)(c)	U.S.$	505	$512,472
Series 2023-DNA2, Class M1A 6.142% (CME Term SOFR + 2.10%), 04/25/2043(a)(c)		1,703	1,726,342
Series 2024-DNA3, Class A1 5.122% (CME Term SOFR + 1.05%), 10/25/2044(a)(c)		996	998,131
Series 2024-HQA1, Class M1 5.322% (CME Term SOFR + 1.25%), 03/25/2044(a)(c)		671	670,709
Series 2024-HQA2, Class M1 5.272% (CME Term SOFR + 1.20%), 08/25/2044(a)(c)		1,028	1,029,064
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA1 Series 2025-DNA1, Class A1 5.022% (CME Term SOFR + 0.95%), 01/25/2045(a)(c)		815	816,096
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA2 Series 2025-DNA2, Class A1 5.172% (CME Term SOFR + 1.10%), 05/25/2045(a)(c)		485	486,111
Series 2025-DNA2, Class M1 5.272% (CME Term SOFR + 1.20%), 05/25/2045(a)(c)		512	512,356
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-Dna3 Series 2025-DNA3, Class A1 5.022% (CME Term SOFR + 0.95%), 09/25/2045(a)(c)		1,996	1,997,085
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA4 Series 2025-DNA4, Class M1 5.172% (CME Term SOFR + 1.10%), 10/25/2045(a)(c)		1,668	1,667,240
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-Hqa1 Series 2025-HQA1, Class A1 5.022% (CME Term SOFR + 0.95%), 02/25/2045(a)(c)		1,085	1,085,893

			36,211,069

Non-Agency Fixed Rate – 0.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		49	32,152

ABFunds.com	AB Core Bond ETF 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-24CB, Class A16 5.75%, 08/25/2036	U.S.$	337	$163,530
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		135	90,834
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		73	32,012
FIGRE Trust Series 2025-HE7, Class A 5.15%, 11/25/2055(a)		1,577	1,578,670
Series 2025-HE8, Class A 5.206%, 11/25/2055(a)		1,854	1,857,690
JP Morgan Mortgage Trust Series 2025-HE3, Class A1 5.422%, 03/25/2056(a)		1,800	1,800,259

			5,555,147

Non-Agency Floating Rate – 0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 4.449% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(c)		762	241,183
Federal Home Loan Mortgage Corp. Mscr Trust Mn1 Series 2021-MN1, Class M1 6.072% (CME Term SOFR + 2.00%), 01/25/2051(a)(c)		65	64,635
Home Equity Asset Trust Series 2007-3, Class M1 4.594% (CME Term SOFR 1 Month + 0.64%), 08/25/2037(c)		3,453	4,177,278
HomeBanc Mortgage Trust Series 2005-1, Class A1 4.569% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(c)		93	76,946
JPMorgan Chase Bank NA – CHASE Series 2019-CL1, Class M3 6.169% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(a)(c)		152	153,427
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 4.669% (CME Term SOFR 1 Month + 0.71%), 04/25/2034(c)		25	25,265

			4,738,734

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 4416, Class BS 1.844% (5.99% – CME Term SOFR), 12/15/2044(c)(g)		956	107,448

22 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4693, Class SL 1.894% (6.04% – CME Term SOFR), 06/15/2047(c)(g)	U.S.$	1,037	$127,493
Series 4954, Class SL 1.864% (5.94% – CME Term SOFR), 02/25/2050(c)(g)		1,354	166,486
Series 4981, Class HS 1.914% (5.99% – CME Term SOFR), 06/25/2050(c)(g)		3,148	351,506
Federal National Mortgage Association REMICS Series 2016-106, Class ES 1.814% (5.89% – CME Term SOFR), 01/25/2047(c)(g)		958	120,201
Series 2017-73, Class SA 1.964% (6.04% – CME Term SOFR), 09/25/2047(c)(g)		1,250	163,427
Series 2017-97, Class LS 2.014% (6.09% – CME Term SOFR), 12/25/2047(c)(g)		937	116,130
Series 2017-97, Class SW 2.014% (6.09% – CME Term SOFR), 12/25/2047(c)(g)		847	111,425
Government National Mortgage Association Series 2017-134, Class SE 2.126% (6.09% – CME Term SOFR 1 Month), 09/20/2047(c)(g)		639	86,002
Series 2017-43, Class ST 2.026% (5.99% – CME Term SOFR 1 Month), 03/20/2047(c)(g)		1,279	161,608
Series 2017-65, Class ST 2.076% (6.04% – CME Term SOFR 1 Month), 04/20/2047(c)(g)		1,137	148,028

			1,659,754

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICS Series 4973, Class BI 4.50%, 05/25/2050(h)		3,688	865,710
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.273%, 05/28/2035		212	207,620

			1,073,330

Total Collateralized Mortgage Obligations (cost $44,962,195)			49,238,034

AGENCIES – 1.5%
Agency Debentures – 1.5%
Federal Home Loan Banks 4.00%, 06/30/2028		10,600	10,725,822
4.75%, 12/08/2028		1,785	1,845,387

ABFunds.com	AB Core Bond ETF 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 6.25%, 05/15/2029	U.S.$	355	$386,346
6.625%, 11/15/2030		260	295,046

Total Agencies (cost $13,097,183)			13,252,601

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Floating Rate CMBS – 0.8%
ALA Trust Series 2025-OANA, Class A 5.702% (CME Term SOFR 1 Month + 1.74%), 06/15/2040(a)(c)		1,520	1,526,056
AREIT Trust Series 2022-CRE6, Class A 5.355% (CME Term SOFR + 1.25%), 01/20/2037(a)(c)		1,656	1,656,450
BHMS Commercial Mortgage Trust Series 2025-ATLS, Class A 5.809% (CME Term SOFR 1 Month + 1.85%), 08/15/2042(a)(c)		1,442	1,444,707
BX Commercial Mortgage Trust Series 2019-IMC, Class D 5.905% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(a)(c)		207	203,258
Series 2019-IMC, Class E 6.155% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(a)(c)		839	822,930
CLNY Trust Series 2019-IKPR, Class D 6.382% (CME Term SOFR 1 Month + 2.39%), 11/15/2038(a)(c)		744	688,387
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 5.538% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(a)(c)		566	532,557

			6,874,345

Non-Agency Fixed Rate CMBS – 0.5%
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.314%, 08/10/2044(a)		28	21,208
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026(e)		338	336,437
Series 2021-1, Class A2 2.435%, 08/15/2026(e)		1,801	1,793,094
Series 2021-1, Class AS 2.638%, 08/15/2026(e)		59	58,277

24 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.172%, 08/15/2046(a)	U.S.$	472	$364,550
Series 2014-C22, Class XA 0.551%, 09/15/2047(h)		283	9
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(a)		448	427,796
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.487%, 11/15/2049		1,030	993,350

			3,994,721

Total Commercial Mortgage-Backed Securities (cost $11,064,188)			10,869,066

INFLATION-LINKED SECURITIES – 1.2%
United States – 1.2%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $9,886,464)		10,600	10,254,271

CORPORATES - NON-INVESTMENT GRADE – 1.1%
Industrial – 1.0%
Basic – 0.1%
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)		563	566,519

Capital Goods – 0.1%
Axon Enterprise, Inc. 6.125%, 03/15/2030(a)		655	678,122
6.25%, 03/15/2033(a)		476	495,311

			1,173,433

Communications - Media – 0.2%
Discovery Communications LLC 5.20%, 09/20/2047		6	3,928
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	540	589,465
Warnermedia Holdings, Inc. 4.279%, 03/15/2032	U.S.$	1,061	970,284

			1,563,677

Communications - Telecommunications – 0.0%
Altice France SA 4.75%, 10/15/2030(a)	EUR	199	221,169

Consumer Cyclical - Other – 0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	455	465,861

ABFunds.com	AB Core Bond ETF 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 04/01/2032(a)	U.S.$	261	$270,631

			736,492

Consumer Cyclical - Retailers – 0.1%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		1,250	1,276,137

Consumer Non-Cyclical – 0.1%
CVS Health Corp. 6.75%, 12/10/2054		47	48,580
7.00%, 03/10/2055		786	829,018
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	320	357,271

			1,234,869

Energy – 0.1%
Sunoco LP 5.625%, 03/15/2031(a)	U.S.$	753	757,781

Technology – 0.2%
Kioxia Holdings Corp. 6.625%, 07/24/2033(a)		1,268	1,316,450

			8,846,527

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		648	656,366

Total Corporates - Non-Investment Grade (cost $9,428,885)			9,502,893

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.6%
United States – 0.6%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		1,634	1,581,610
State of California (State of California) Series 2010 7.625%, 03/01/2040		2,040	2,498,088
University of California (University of California) Series 2021-B 3.071%, 05/15/2051		2,070	1,433,744

Total Local Governments - US Municipal Bonds (cost $5,803,344)			5,513,442

26 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Chile – 0.1%
Chile Electricity Lux MPC II SARL 5.58%, 10/20/2035(a)	U.S.$	623	$639,810
5.672%, 10/20/2035(a)		310	320,070

			959,880

Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031		696	603,954

Ecuador – 0.1%
Amazon Conservation DAC 6.034%, 01/16/2042(a)		927	967,454

Mexico – 0.1%
Mexico Government International Bond 5.375%, 03/22/2033		716	714,210

Romania – 0.2%
Romanian Government International Bond 5.75%, 09/16/2030(a)		2,010	2,060,341

Total Governments - Sovereign Bonds (cost $5,275,288)			5,305,839

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Industrial – 0.3%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		1,440	561,600

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		730	724,415

Energy – 0.1%
Ecopetrol SA 8.375%, 01/19/2036		461	471,949
8.625%, 01/19/2029		667	716,918
Oleoducto Central SA 4.00%, 07/14/2027(a)		248	243,737

			1,432,604

			2,718,619

Utility – 0.2%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		45	44,539

ABFunds.com	AB Core Bond ETF 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.2%
Aegea Finance SARL 7.625%, 01/20/2036(a)	U.S.$	1,283	$1,216,566

			1,261,105

Total Emerging Markets - Corporate Bonds (cost $4,752,776)			3,979,724

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Ballyrock CLO 27 Ltd. Series 2024-27A, Class A1A 5.208% (CME Term SOFR 3 Month + 1.35%), 10/25/2037(a)(c)		714	714,426
Benefit Street Partners CLO XXXVIII Ltd. Series 2024-38A, Class A 5.168% (CME Term SOFR 3 Month + 1.31%), 01/25/2038(a)(c)		819	820,407
OCP CLO Ltd. Series 2024-34A, Class A1 5.265% (CME Term SOFR 3 Month + 1.36%), 10/15/2037(a)(c)		561	562,210

Total Collateralized Loan Obligations (cost $2,092,976)			2,097,043

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		478	471,392
5.70%, 01/24/2030(a)		705	715,046

Total Quasi-Sovereigns (cost $1,182,635)			1,186,438

EMERGING MARKETS - SOVEREIGNS – 0.1%
Mexico – 0.1%
Eagle Funding Luxco SARL 5.50%, 08/17/2030(a) (cost $859,941)		862	874,404

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Kazakhstan – 0.1%
Baiterek National Managing Holding JSC 5.45%, 05/08/2028(a) (cost $354,401)		356	360,169

28 AB Core Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Altice France SA/LuxCo3(d)(i)(j) (cost $24,345)		1,339	$24,475

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.0%
U.S. Treasury Bills – 2.0%
U.S. Treasury Bill Zero Coupon, 01/02/2026 (cost $17,596,994)	U.S.$	17,658	17,597,700

Total Investments – 97.8% (cost $878,692,526)			857,058,864
Other assets less liabilities – 2.2%			19,493,044

Net Assets – 100.0%			$876,551,908

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	141	March 2026	$29,449,172	$469
U.S. T-Note 5 Yr (CBT) Futures	898	March 2026	98,569,531	368,250
U.S. T-Note 10 Yr (CBT) Futures	97	March 2026	10,994,344	(8,563)
U.S. Ultra Bond (CBT) Futures	187	March 2026	22,615,313	(6,773)

Sold Contracts
Japan 10 Yr Bond (OSE) Futures	25	December 2025	21,648,510	123,358

				$476,741

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	USD	823	JPY	128,783	01/23/2026	$5,884
State Street Bank & Trust Co.	EUR	727	USD	841	01/29/2026	(5,018)
State Street Bank & Trust Co.	JPY	1,185,894	USD	7,783	01/30/2026	146,641

						$147,507

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $191,714,373 or 21.9% of net assets.

ABFunds.com	AB Core Bond ETF 29

PORTFOLIO OF INVESTMENTS (continued)

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(d)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026	12/20/2021- 08/03/2023	$315,015	$336,437	0.04%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021- 09/06/2022	1,809,598	1,793,094	0.20%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021- 04/01/2021	59,232	58,277	0.01%
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027	05/14/2024	118,921	113,646	0.01%
Tricolor Auto Securitization Trust Series 2025-1A, Class A 4.94%, 02/15/2029	03/11/2025	1,273,007	891,015	0.10%

(f)	Defaulted.

(g)	Inverse interest only security.

(h)	IO - Interest Only.

(i)	Fair valued by the Adviser.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Currency Abbreviations:

EUR – Euro

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

30 AB Core Bond ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities at value (cost $878,692,526)	$857,058,864
Cash	115,380,346
Cash collateral due from broker	2,878,151
Unaffiliated interest and dividends	6,169,136
Unrealized appreciation of forward currency exchange contracts	152,525
Receivable due from Adviser	20,800
Affiliated dividends	12,499

Total assets	981,672,321

Liabilities
Payable for investment securities purchased	104,254,094
Payable for variation margin on futures	455,717
Advisory fee	205,085
Foreign capital gains taxes	9,781
Unrealized depreciation of forward currency exchange contracts	5,018
Other liabilities	190,718

Total liabilities	105,120,413

Net Assets	$876,551,908

Composition of Net Assets
Capital stock, at par	$2,907
Additional paid-in capital	983,555,148
Accumulated loss	(107,006,147)

$876,551,908

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 29,068,003 common shares outstanding)	$30.16

See notes to financial statements.

ABFunds.com	AB Core Bond ETF 31

STATEMENT OF OPERATIONS

	October 1, 2025 to November 30, 2025(a)	Year Ended September 30, 2025(b)
Investment Income
Income:
Interest	$6,350,435	$37,785,776
Dividends – Affiliated issuers	134,136	1,271,691

Total income	6,484,571	39,057,467

Expenses:
Advisory fee (see Note B)	552,941	3,671,355
Transfer Agent fee	3,229	18,614
Legal fees	60,813	75,433
Administrative	0	115,208
Auditing and tax fees	17,368	93,918
Custody and accounting fees	14,855	147,370
Printing fees	8,772	15,700
Directors’ fees and expenses	6,499	25,811
Registration fees	0	43,043
Miscellaneous	854	32,583

Total expenses	665,331	4,239,035

Less: expenses waived and reimbursed by the Adviser (see Note B)	(119,641)	(625,887)

Net expenses	545,690	3,613,148

Net investment income	5,938,881	35,444,319

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	232,069	(1,645,014	)(c)
Forward currency exchange contracts	439,326	(6,830)
Futures	1,186,004	216,427
Swaps	131,005	116,917
Foreign currency transactions	1,927	379,178

Net change in unrealized appreciation (depreciation) of:
Investments	2,301,077	(9,300,805	)(d)
Forward currency exchange contracts	52,650	173,165
Futures	(343,372)	477,849
Swaps	(155,766)	(22,266)
Foreign currency denominated assets and liabilities	(1,538)	(2,881)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3,843,382	(9,614,260)

Net Increase in Net Assets from Operations	$9,782,263	$25,830,059

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”) was reorganized into AB Core Bond ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Net of foreign realized capital gains taxes of $4,092.

(d)	Net of increase in accrued foreign capital gain taxes on unrealized gains of $1,990.

See notes to financial statements.

32 AB Core Bond ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	October 1, 2025 to November 30, 2025(a)	Year Ended September 30, 2025(b)		Year Ended September 30, 2024
Increase in Net Assets from Operations
Net investment income	$5,938,881	$35,444,319		$31,465,700
Net realized gain (loss) on investment and foreign currency transactions	1,990,331	(939,322)		(10,647,246)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	1,853,051	(8,674,938)		66,265,516

Net increase in net assets resulting from operations	9,782,263	25,830,059		87,083,970

Distributions to shareholders	(3,584,580)	(34,541,099)		(31,542,428)

Transactions in Shares of the Fund
Net increase	16,719,933	91,558,182		57,783,577

Other capital	5,036	– 0	–	– 0	–
Total increase	22,922,652	82,847,142		113,325,119
Net Assets:
Beginning of period	853,629,256	770,782,114		657,456,995

End of period	$876,551,908	$853,629,256		$770,782,114

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”) was reorganized into AB Core Bond ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Core Bond ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on November 10, 2025. At meetings held on May 6-8, 2025, the Fund’s Board of Directors the Board of Directors of the Fund (the “Board”) approved the reorganization of Bernstein Intermediate Duration Institutional Portfolio, a portfolio of Sanford C. Bernstein Fund II, Inc. (the “Acquired Portfolio”) into a newly-created exchanged-traded fund (“ETF”) (a “Conversion”), which will be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, November 7, 2025. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through November 7, 2025. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for

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NOTES TO FINANCIAL STATEMENTS (continued)

making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale,

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NOTES TO FINANCIAL STATEMENTS (continued)

illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$270,744,364	$	– 0	–	$270,744,364
Corporates – Investment Grade		– 0	–	224,353,034		– 0	–	224,353,034
Mortgage Pass-Throughs		– 0	–	182,621,106		– 0	–	182,621,106
Asset-Backed Securities		– 0	–	49,284,261		– 0	–	49,284,261
Collateralized Mortgage Obligations		– 0	–	49,238,034		– 0	–	49,238,034
Agencies		– 0	–	13,252,601		– 0	–	13,252,601
Commercial Mortgage-Backed Securities		– 0	–	10,869,066		– 0	–	10,869,066
Inflation-Linked Securities		– 0	–	10,254,271		– 0	–	10,254,271
Corporates – Non-Investment Grade		– 0	–	9,502,893		– 0	–	9,502,893
Local Governments – US Municipal Bonds		– 0	–	5,513,442		– 0	–	5,513,442
Governments – Sovereign Bonds		– 0	–	5,305,839		– 0	–	5,305,839
Emerging Markets – Corporate Bonds		– 0	–	3,979,724		– 0	–	3,979,724

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Loan Obligations	$	– 0	–	$2,097,043		$	– 0	–	$2,097,043
Quasi-Sovereigns		– 0	–	1,186,438			– 0	–	1,186,438
Emerging Markets – Sovereigns		– 0	–	874,404			– 0	–	874,404
Governments – Sovereign Agencies		– 0	–	360,169			– 0	–	360,169
Common Stocks		– 0	–	– 0	–		24,475		24,475
Short-Term Investments		– 0	–	17,597,700			– 0	–	17,597,700

Total Investments in Securities		– 0	–	857,034,389			24,475		857,058,864
Other Financial Instruments(a):
Assets:
Futures		492,077		– 0	–		– 0	–	492,077	(b)
Forward Currency Exchange Contracts		– 0	–	152,525			– 0	–	152,525
Liabilities:
Futures		(15,336)		– 0	–		– 0	–	(15,336	)(b)
Forward Currency Exchange Contracts		– 0	–	(5,018)			– 0	–	(5,018)

Total		$476,741		$857,181,896			$24,475		$857,683,112

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

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NOTES TO FINANCIAL STATEMENTS (continued)

Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .28% of the Fund’s average daily net assets. Prior to November 7, 2025, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Acquired Portfolio. Pursuant to an Expense Limitation Agreement, the Adviser waived a portion of its advisory fee or reimbursed the Acquired Portfolio for a portion of its expenses to the extent necessary to limit the Acquired Portfolio’s expenses to 0.45%. This waiver extended through January 28, 2026 and may be extended by the Adviser for additional one-year terms. For the period ended November 30, 2025 and the year ended September 30, 2025, such reimbursements/waiver amounted to $112,390 and $566,715, respectively.

Prior to November 7, 2025, Under the Distribution Agreement between the Acquired Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agreed to act as agent to sell shares of the Fund. The Distributor received no fee for this service, and furthermore agreed to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory

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NOTES TO FINANCIAL STATEMENTS (continued)

fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended November 30, 2025 and the year ended September 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $7,251 and $59,172, respectively.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 9/30/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$34,457	$45,304	$79,761	$	– 0 –	$134

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2025 is as follows:

Fund	Market Value 9/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$40,682	$565,065	$571,290	$34,457	$1,272

NOTE C

Distribution Services Agreement

Effective November 7, 2025, the Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)...................	$19,570,805	$15,986,062
U.S. government securities......................	272,990,756	253,756,607

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NOTES TO FINANCIAL STATEMENTS (continued)

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year end September 30, 2025 were as follows:

	Purchases	Sales
In-Kind transactions (excluding U.S. government securities)	$176,355,507	$101,854,814
U.S. government securities	1,336,240,839	1,303,659,192

During the period ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,996,777	$	– 0	–
U.S. government securities	3,401,267		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$879,021,901

Gross unrealized appreciation	$16,184,440
Gross unrealized depreciation	(38,039,525)

Net unrealized depreciation	$(21,855,085)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolio agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. The Fund may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Fund’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2025, the Fund held futures for hedging and non-hedging purposes. During the year ended September 30, 2025, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

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NOTES TO FINANCIAL STATEMENTS (continued)

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended November 30, 2025, the Fund held forward currency exchange contracts for hedging purposes. During the year ended September 30, 2025, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, or inflation. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

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NOTES TO FINANCIAL STATEMENTS (continued)

upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts, or adjustments or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2025, the Fund held interest rate swaps for hedging and non-hedging purposes. During the year ended September 30, 2025, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$492,077	*	Payable for variation margin on futures	$15,336	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	152,525		Unrealized depreciation on forward currency exchange contracts	5,018

Total		$644,602			$20,354

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for Period ended October 1, 2025 to November 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,186,004	$(343,372)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	439,326	52,650

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	131,005	(155,766)

Total		$1,756,335	$(446,488)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year ended September 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$216,427	$477,849

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(6,830)	173,165

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	116,917	(22,266)

Total		$326,514	$628,748

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$160,672,231
Average notional amount of sale contracts	$22,348,623
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$355,586
Average principal amount of sale contracts	$8,902,404
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,950,000	(a)

(a)	Positions were open for less than one month during the year.

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2025:

Futures:
Average notional amount of buy contracts	$185,323,209
Average notional amount of sale contracts	$14,016,798	(a)
Forward Currency Exchange Contracts:
Average notional amount of buy contracts	$1,209,698	(b)
Average notional amount of sale contracts	$6,513,992
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,950,000

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for five months during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$152,525	$(5,018)	$	– 0	–	$	– 0	–		$147,507

Total	$152,525	$(5,018)	$	– 0	–	$	– 0	–		$147,507	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$5,018	$(5,018)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$5,018	$(5,018)	$	– 0	–	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Fund simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the period ended November 30, 2025 and for the year ended September 30, 2025, the Fund earned drop income of $48,246 and $527,574, respectively, which is included in interest income in the accompanying statement of operations.

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable

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charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

	Shares					Amount
	Period Ended November 30, 2025(a)	Year Ended September 30, 2025(b)		Year Ended September 30, 2024		Period Ended November 30, 2025(a)	Year Ended September 30, 2025(b)		Year Ended September 30, 2024

Advisor Class
Shares sold	1,156,990	12,979,855		12,771,067		$34,823,537	$167,178,062		$163,794,615

Shares issued in reinvestment of dividends and distributions	125,161	2,253,626		2,043,452		3,770,223	29,078,647		26,156,909

Shares converted from Intermediate Duration Institutional Class	(28,468,036)	– 0	–	– 0	–	(854,041,087)	– 0	–	– 0	–

Shares converted to Adviser Class	28,468,036	– 0	–	– 0	–	854,041,087	– 0	–	– 0	–

Shares redeemed	(727,384)	(8,093,165)		(10,350,616)		(21,873,827)	(104,698,527)		(132,167,947)

Net increase	554,767	7,140,316		4,463,903		$16,719,933	$91,558,182		$57,783,577

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”) was reorganized into AB Core Bond ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Fund invests and adversely affect the value of the Fund’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market

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countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Fund may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately

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NOTES TO FINANCIAL STATEMENTS (continued)

affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Fund.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed

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100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price

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NOTES TO FINANCIAL STATEMENTS (continued)

of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce he intended results. Many of these techniques incorporate,

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NOTES TO FINANCIAL STATEMENTS (continued)

or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

Note H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2025 and the years ended September 30, 2025 and September 30, 2024 were as follows:

	November 10, 2025 to November 30, 2025	Year ended September 30, 2025	Year ended September 30, 2024
Distributions paid from:
Ordinary income	$3,584,580	$34,541,099	$31,542,428
Total taxable distributions paid	$3,584,580	$34,541,099	$31,542,428

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,838,427
Accumulated capital and other losses	(89,977,812	)(a)
Unrealized appreciation (depreciation)	(21,858,970	)(b)

Total accumulated earnings (deficit)	$(106,998,355)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $89,865,748. During the fiscal year, the Fund utilized $994,845 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2025, the cumulative deferred loss on straddles was $112,064.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $43,047,223 and a net long-term capital loss carryforward of $46,818,525, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Reorganization

At meetings held on May 6—8, 2025, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business November 7, 2025. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	64,921,899		– 0	–		$854,037,950	+	$	– 0	–
The Fund	– 0	–	28,467,970		$	– 0	–		$854,037,950

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $616,256 and unrealized depreciation on investments of $23,738,750, with a fair value of $818,947,577 and identified cost of $842,683,884.

Acquired Portfolio’s Share Class	Shares outstanding before Conversion	Conversion Ratio	Shares outstanding immediately after the Conversion
Advisor Class	64,921,899	0.43849565	28,467,970

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

58 AB Core Bond ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

October 1, 2025 to November 30, 2025(b)	Year Ended September 30,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 29.94	$ 30.38	$ 28.07	$ 29.01	$ 35.35	$ 36.58

Income From Investment Operations

Net investment income(c)(d)	.21	1.28	1.28	1.07	0.59	0.68

Net realized and unrealized gain on investment transactions	.14	(.47)	2.31	(.94)	(5.81)	(.66)

Net increase in net asset value from operations	.35	.81	3.59	0.13	(5.22)	0.02

Less: Dividends and distributions
Dividends from net investment income	(.13)	(1.25)	(1.28)	(1.07)	(.62)	(.75)
Distributions	– 0	–	– 0	–	– 0	–	– 0	–	(.50)	(.50)

Total dividends and distributions	(.13)	(1.25)	(1.28)	(1.07)	(1.12)	(1.25)

Net asset value, end of period	$ 30.16	$ 29.94	$ 30.38	$ 28.07	$ 29.01	$ 35.35

Total Return
Total investment return based on net asset value(e)	.52%	2.84%	13.01%	.45%	(15.13)%	.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$876,552	$853,629	$770,782	$657,457	$708,490	$1,016,985

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.38	%^	.44%	.45%	.45%	.45%	.45%

Expenses, before waivers/reimbursements(f)	.46	%^	.52%	.52%	.54%	.51%	.52%

Net investment income(d)	4.14%	4.34%	4.36%	3.63%	1.85%	1.92%

Portfolio turnover rate(g)(h)	33%	180%	206%	169%	129%	118%

See footnote summary on page 60.

ABFunds.com	AB Core Bond ETF 59

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on November 7, 2025, Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”) was converted into AB Core Bond ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2021 through the reorganization.

(b)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2025, such waiver amounted to .01%.

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

(h)	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

60 AB Core Bond ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Core Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Core Bond ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations for the period from October 1, 2025 to November 30, 2025 and for the year ended September 30, 2025, the statements of changes in net assets for the period from October 1, 2025 to November 30, 2025 and for each of the two years in the period ended September 30, 2025, the financial highlights for the period from October 1, 2025 to November 30, 2025 and for each of the five years in the period ended September 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the period from October 1, 2025 to November 30, 2025 and for the year ended September 30, 2025, the changes in its net assets for the period from October 1, 2025 to November 30, 2025 and for each of the two years in the period ended September 30, 2025 and its financial highlights for the period from October 1, 2025 to November 30, 2025 and for each of the five years in the period ended September 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

ABFunds.com	AB Core Bond ETF 61

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 29, 2026

62 AB Core Bond ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 77.32% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $1,484,052 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Core Bond ETF 63

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Core Bond ETF (the “Fund”) for an initial two-year period at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

64 AB Core Bond ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of Bernstein Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund II, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about November 7, 2025. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

ABFunds.com	AB Core Bond ETF 65

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $842 million (the Acquired Portfolio’s current asset size). The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the proposed advisory fee rate for the Fund would be lower than that for the Acquired Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly

66 AB Core Bond ETF	ABFunds.com

comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the Fund’s projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Core Bond ETF 67

NOTES

68 AB Core Bond ETF	ABFunds.com

AB CORE BOND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CORB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB Core Plus Bond ETF

(NASDAQ: CPLS)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.0%
United States – 43.0%
U.S. Treasury Bonds 2.875%, 05/15/2049	$1,175	$865,782
3.00%, 02/15/2049	51	38,583
3.125%, 05/15/2048	7,012	5,462,786
3.375%, 11/15/2048	2,141	1,736,803
4.125%, 08/15/2053	725	661,053
4.375%, 05/15/2040	291	290,318
4.50%, 11/15/2054	64	62,162
4.625%, 02/15/2055	1,698	1,683,872
4.75%, 02/15/2045	352	357,541
4.75%, 08/15/2055	1,925	1,949,138
5.00%, 05/15/2045	2,730	2,862,128
U.S. Treasury Notes 1.25%, 04/30/2028	1,414	1,341,146
1.375%, 12/31/2028	4,972	4,665,911
1.375%, 11/15/2031	306	268,085
1.50%, 11/30/2028	1,682	1,586,862
1.875%, 02/15/2032	1,159	1,040,338
2.375%, 03/31/2029	6,727	6,485,248
2.625%, 02/15/2029	1,180	1,148,287
2.75%, 08/15/2032	1,001	940,627
2.875%, 05/15/2032	2,163	2,055,188
3.125%, 08/31/2029	1,949	1,920,222
3.25%, 06/30/2029	6,084	6,025,061
3.50%, 10/15/2028	353	353,055
3.875%, 11/30/2029	4,396	4,447,172
4.00%, 02/15/2026	1,345	1,345,368
4.00%, 02/28/2030	4,218	4,289,179
4.00%, 07/31/2032	950	963,062
4.125%, 10/31/2026	171	171,681
4.125%, 01/31/2027	3,204	3,222,523
4.125%, 11/30/2029	7,164	7,313,996
4.125%, 08/31/2030	1,113	1,138,260
4.25%, 01/31/2026	679	679,345
4.25%, 12/31/2026	6,170	6,209,768
4.25%, 11/15/2034	6,759	6,911,606
4.25%, 05/15/2035	2,299	2,346,776
4.25%, 08/15/2035	187	190,674
4.375%, 05/15/2034	799	826,154
4.625%, 02/15/2035	431	452,769

Total Governments - Treasuries (cost $83,194,458)		84,308,529

ABFunds.com	AB Core Plus Bond ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 34.6%
Financial Institutions – 17.0%
Banking – 10.8%
Ally Financial, Inc. 5.737%, 05/15/2029	$41	$41,935
American Express Co. 4.351%, 07/20/2029	59	59,483
4.731%, 04/25/2029	62	63,037
4.804%, 10/24/2036	77	76,707
4.918%, 07/20/2033	59	60,440
5.016%, 04/25/2031	62	64,022
5.098%, 02/16/2028	292	295,802
5.667%, 04/25/2036	62	65,850
Banco Santander SA 2.749%, 12/03/2030	400	365,240
6.921%, 08/08/2033	400	446,424
Bank of America Corp. 2.496%, 02/13/2031	166	155,170
2.687%, 04/22/2032	315	290,131
2.972%, 02/04/2033	332	305,420
3.419%, 12/20/2028	55	54,345
3.705%, 04/24/2028	129	128,349
4.623%, 05/09/2029	59	59,815
5.425%, 08/15/2035	295	303,968
5.511%, 01/24/2036	26	27,409
5.518%, 10/25/2035	296	305,851
5.744%, 02/12/2036	20	21,006
Bank of Montreal 4.062%, 09/22/2028	71	71,037
4.35%, 09/22/2031	71	71,109
5.203%, 02/01/2028	61	62,570
Bank of New York Mellon Corp. (The) 5.188%, 03/14/2035	342	354,387
6.474%, 10/25/2034	272	305,206
Series J 4.967%, 04/26/2034	297	304,562
Bank of Nova Scotia (The) 4.043%, 09/15/2028	72	71,924
4.338%, 09/15/2031	72	71,980
4.932%, 02/14/2029	20	20,366
Canadian Imperial Bank of Commerce 4.243%, 09/08/2028	69	69,174
4.58%, 09/08/2031	69	69,635
4.857%, 03/30/2029	63	63,993
5.245%, 01/13/2031	25	25,907
Capital One Financial Corp. 4.493%, 09/11/2031	72	71,958
5.197%, 09/11/2036	72	71,888

2 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.468%, 02/01/2029	$250	$256,477
6.183%, 01/30/2036	22	23,083
6.377%, 06/08/2034	282	306,667
7.964%, 11/02/2034	291	344,477
Citigroup, Inc. 2.976%, 11/05/2030	376	358,832
3.52%, 10/27/2028	118	116,728
3.887%, 01/10/2028	121	120,682
4.503%, 09/11/2031	71	71,444
4.542%, 09/19/2030	298	300,953
4.658%, 05/24/2028	52	52,424
4.786%, 03/04/2029	60	60,857
5.174%, 09/11/2036	71	72,480
5.333%, 03/27/2036	31	32,010
5.827%, 02/13/2035	288	300,957
6.174%, 05/25/2034	286	305,800
6.27%, 11/17/2033	29	31,776
Series VAR 3.07%, 02/24/2028	30	29,620
Citizens Financial Group, Inc. 5.253%, 03/05/2031	36	36,917
5.841%, 01/23/2030	118	122,937
Comerica, Inc. 5.982%, 01/30/2030	232	241,788
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032	403	362,281
2.615%, 04/22/2032	336	307,420
2.65%, 10/21/2032	257	232,708
3.615%, 03/15/2028	129	128,174
4.017%, 10/31/2038	173	157,145
4.153%, 10/21/2029	75	75,058
4.369%, 10/21/2031	75	75,087
4.937%, 04/23/2028	33	33,370
4.939%, 10/21/2036	75	75,324
5.049%, 07/23/2030	24	24,654
5.207%, 01/28/2031	95	98,439
5.218%, 04/23/2031	62	64,247
HSBC Holdings PLC 2.357%, 08/18/2031	374	341,402
5.874%, 11/18/2035	320	335,565
6.50%, 09/15/2037	327	355,877
7.399%, 11/13/2034	313	358,363
Huntington Bancshares, Inc./OH 5.709%, 02/02/2035	288	302,895
JPMorgan Chase & Co. 2.963%, 01/25/2033	331	305,258
3.782%, 02/01/2028	129	128,600
3.882%, 07/24/2038	411	374,002

ABFunds.com	AB Core Plus Bond ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.323%, 04/26/2028	$53	$53,220
5.04%, 01/23/2028	46	46,486
5.103%, 04/22/2031	61	63,237
5.14%, 01/24/2031	26	26,975
5.502%, 01/24/2036	26	27,459
5.571%, 04/22/2028	22	22,441
5.576%, 07/23/2036	60	62,796
5.581%, 04/22/2030	68	71,116
5.717%, 09/14/2033	284	303,210
5.766%, 04/22/2035	20	21,525
M&T Bank Corp. 5.179%, 07/08/2031	60	61,520
Morgan Stanley 2.475%, 01/21/2028	48	47,136
4.994%, 04/12/2029	61	62,224
5.042%, 07/19/2030	25	25,681
5.192%, 04/17/2031	61	63,180
5.23%, 01/15/2031	26	26,893
5.25%, 04/21/2034	185	192,069
5.297%, 04/20/2037	86	88,116
5.32%, 07/19/2035	161	167,289
5.449%, 07/20/2029	84	86,832
5.587%, 01/18/2036	26	27,454
5.652%, 04/13/2028	76	77,579
5.656%, 04/18/2030	14	14,636
5.664%, 04/17/2036	61	64,768
5.831%, 04/19/2035	24	25,748
Series G 2.239%, 07/21/2032	344	306,886
Series I 4.133%, 10/18/2029	43	42,995
4.356%, 10/22/2031	75	75,060
4.892%, 10/22/2036	75	75,265
National Australia Bank Ltd. 2.332%, 08/21/2030(a)	397	361,048
2.99%, 05/21/2031(a)	394	362,709
Northern Trust Corp. 4.15%, 11/19/2030	78	78,347
PNC Financial Services Group, Inc. (The) 4.626%, 06/06/2033	309	307,229
4.899%, 05/13/2031	59	60,458
5.222%, 01/29/2031	24	24,872
5.373%, 07/21/2036	148	153,393
5.575%, 01/29/2036	24	25,215
5.939%, 08/18/2034	98	105,764
Royal Bank of Canada 3.995%, 11/03/2028	78	77,878
4.305%, 11/03/2031	78	77,945

4 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series G 4.715%, 03/27/2028	$63	$63,566
4.965%, 01/24/2029	26	26,464
4.97%, 05/02/2031	63	64,658
5.153%, 02/04/2031	26	26,841
Santander Holdings USA, Inc. 5.473%, 03/20/2029	68	69,394
5.741%, 03/20/2031	31	32,102
6.174%, 01/09/2030	260	271,570
6.499%, 03/09/2029	18	18,761
Skandinaviska Enskilda Banken AB 4.50%, 09/03/2030(a)	200	201,252
Societe Generale SA 7.367%, 01/10/2053(a)	273	297,133
State Street Corp. 4.536%, 02/28/2028	60	60,919
4.729%, 02/28/2030	60	61,541
4.784%, 10/23/2036	77	77,219
4.821%, 01/26/2034	296	301,381
4.834%, 04/24/2030	62	63,939
Synchrony Financial 5.935%, 08/02/2030	10	10,391
7.25%, 02/02/2033	366	392,224
Toronto-Dominion Bank (The) 4.109%, 10/13/2028	75	75,191
4.574%, 06/02/2028	59	59,775
4.808%, 06/03/2030	59	60,379
Truist Financial Corp. 4.964%, 10/23/2036	77	76,648
5.071%, 05/20/2031	59	60,749
UBS Group AG 4.151%, 12/23/2029(a)	200	199,992
4.398%, 09/23/2031(a)	200	199,938
US Bancorp 4.839%, 02/01/2034	299	302,842
4.967%, 07/22/2033	298	300,637
5.046%, 02/12/2031	20	20,599
5.083%, 05/15/2031	60	61,945
5.10%, 07/23/2030	25	25,799
Wells Fargo & Co. 3.35%, 03/02/2033	326	306,358
3.584%, 05/22/2028	5	4,962
4.078%, 09/15/2029	72	71,994
4.808%, 07/25/2028	51	51,555
4.892%, 09/15/2036	72	72,653
4.97%, 04/23/2029	62	63,238
5.15%, 04/23/2031	62	64,213
5.244%, 01/24/2031	118	122,587

ABFunds.com	AB Core Plus Bond ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.574%, 07/25/2029	$284	$294,423
5.605%, 04/23/2036	21	22,249
5.707%, 04/22/2028	76	77,633
Wells Fargo Bank NA 5.95%, 08/26/2036	333	357,705

		21,076,951

Brokerage – 0.9%
Apollo Global Management, Inc. 4.60%, 01/15/2031	79	79,572
5.80%, 05/21/2054	385	381,154
Ares Management Corp. 5.60%, 10/11/2054	368	349,368
BGC Group, Inc. 6.15%, 04/02/2030	55	56,711
Blackstone Holdings Finance Co. LLC 2.50%, 01/10/2030(a)	384	359,582
Blue Owl Finance LLC 6.25%, 04/18/2034	336	347,565
Charles Schwab Corp. (The) 4.343%, 11/14/2031	78	78,231
LPL Holdings, Inc. 5.20%, 03/15/2030	60	61,496

		1,713,679

Finance – 0.8%
Ares Capital Corp. 5.10%, 01/15/2031	69	68,206
5.50%, 09/01/2030	59	59,506
Ares Strategic Income Fund 4.85%, 01/15/2029(a)	72	71,100
5.15%, 01/15/2031(a)	72	70,806
Barings BDC, Inc. 5.20%, 09/15/2028	72	71,697
Blackstone Reg Finance Co. LLC 4.30%, 11/03/2030	78	78,080
4.95%, 02/15/2036	78	77,715
Blackstone Secured Lending Fund 5.125%, 01/31/2031	75	74,285
Blue Owl Credit Income Corp. 5.80%, 03/15/2030	25	24,957
Brookfield Finance, Inc. 5.33%, 01/15/2036	66	66,496
Carlyle Secured Lending, Inc. 5.75%, 02/15/2031	34	33,442
Franklin BSP Capital Corp. 6.00%, 10/02/2030(a)	71	70,210
FS KKR Capital Corp. 6.875%, 08/15/2029	24	24,424

6 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Goldman Sachs Private Credit Corp. 5.875%, 01/31/2031(a)	$78	$78,205
Golub Capital Private Credit Fund 5.45%, 08/15/2028(a)	60	60,345
HA Sustainable Infrastructure Capital, Inc. 6.75%, 07/15/2035	60	62,273
HPS Corporate Lending Fund 4.90%, 09/11/2028(a)	71	70,491
5.30%, 06/05/2027(a)	55	55,231
5.45%, 11/15/2030(a)	71	70,578
Main Street Capital Corp. 5.40%, 08/15/2028	66	66,155
North Haven Private Income Fund LLC 5.125%, 09/25/2028(a)	70	69,685
Oaktree Specialty Lending Corp. 6.34%, 02/27/2030	59	59,148
Sixth Street Specialty Lending, Inc. 5.625%, 08/15/2030	59	59,743
USAA Capital Corp. 4.375%, 06/01/2028(a)	150	151,733

		1,594,511

Financial Services – 0.2%
Equinix Europe 2 Financing Corp. LLC 4.60%, 11/15/2030	79	79,530
Intercontinental Exchange, Inc. 3.95%, 12/01/2028	79	79,102
4.20%, 03/15/2031	79	79,137
Lincoln Financial Global Funding 4.625%, 08/18/2030(a)	69	69,400
Sammons Financial Group Global Funding 4.95%, 06/12/2030(a)	60	60,969
5.05%, 01/10/2028(a)	25	25,403

		393,541

Insurance – 3.6%
American National Global Funding 5.25%, 06/03/2030(a)	59	60,115
Athene Global Funding 5.583%, 01/09/2029(a)	286	294,111
Athene Holding Ltd. 3.95%, 05/25/2051	403	284,413
6.25%, 04/01/2054	269	266,063
Brown & Brown, Inc. 4.70%, 06/23/2028	60	60,599
Corebridge Global Funding 4.45%, 10/02/2030(a)	71	70,847
4.85%, 06/06/2030(a)	59	59,988
4.90%, 01/07/2028(a)	25	25,396

ABFunds.com	AB Core Plus Bond ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Elevance Health, Inc. 4.00%, 09/15/2028	$72	$71,845
F&G Global Funding 4.65%, 09/08/2028(a)	69	69,179
Farmers Exchange Capital III 5.454%, 10/15/2054(a)	330	312,187
GA Global Funding Trust 4.50%, 09/18/2030(a)	150	148,265
5.50%, 04/01/2032(a)	150	153,313
Global Atlantic Fin Co. 6.75%, 03/15/2054(a)	378	387,665
Guardian Life Global Funding 4.066%, 09/05/2028(a)	69	69,090
4.327%, 10/06/2030(a)	74	74,414
4.673%, 09/05/2032(a)	69	69,670
4.798%, 04/28/2030(a)	62	63,545
Health Care Service Corp. A Mutual Legal Reserve Co. 5.875%, 06/15/2054(a)	363	355,301
Jackson National Life Global Funding 4.70%, 06/05/2028(a)	150	151,499
Liberty Mutual Group, Inc. 4.30%, 02/01/2061(a)	581	375,140
Lincoln National Corp. 5.35%, 11/15/2035	76	76,282
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)	588	388,403
National Life Insurance Co. 5.25%, 07/19/2068(a)	432	350,892
New York Life Global Funding 4.15%, 07/25/2028(a)	59	59,258
4.40%, 04/25/2028(a)	62	62,712
4.60%, 06/03/2030(a)	59	60,126
5.35%, 01/23/2035(a)	25	26,180
New York Life Insurance Co. 4.45%, 05/15/2069(a)	449	356,888
Northwestern Mutual Global Funding 4.125%, 08/25/2028(a)	71	71,361
4.60%, 06/03/2030(a)	59	60,103
Northwestern Mutual Life Insurance Co. (The) 6.17%, 05/29/2055(a)	60	64,629
Pacific Life Global Funding II 4.45%, 05/01/2028(a)	62	62,731
Pricoa Global Funding I 4.35%, 11/25/2030(a)	150	150,452
4.70%, 05/28/2030(a)	150	152,891
4.75%, 08/26/2032(a)	150	151,260

8 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Principal Life Global Funding II 4.25%, 08/18/2028(a)	$69	$69,319
4.80%, 01/09/2028(a)	130	131,759
Protective Life Global Funding 4.803%, 06/05/2030(a)	150	153,043
Prudential Financial, Inc. 4.50%, 09/15/2047	301	297,051
5.70%, 09/15/2048	292	294,993
RGA Global Funding 4.35%, 08/25/2028(a)	71	71,328
4.60%, 11/25/2030(a)	78	78,190
5.00%, 08/25/2032(a)	71	71,457
5.25%, 01/09/2030(a)	25	25,876
5.448%, 05/24/2029(a)	24	24,914
Trustage Financial Group, Inc. 4.625%, 04/15/2032(a)	370	357,612
Western-Southern Global Funding 4.50%, 07/16/2028(a)	60	60,499

		7,152,854

REITs – 0.7%
American Homes 4 Rent LP 4.95%, 06/15/2030	59	60,288
CBRE Services, Inc. 4.80%, 06/15/2030	62	63,153
4.90%, 01/15/2033	79	80,014
5.95%, 08/15/2034	245	263,426
Cousins Properties LP 5.25%, 07/15/2030	59	60,451
EPR Properties 4.75%, 11/15/2030	76	75,712
Mid-America Apartments LP 4.65%, 01/15/2033	76	76,292
National Health Investors, Inc. 5.35%, 02/01/2033	73	72,712
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030	11	11,216
Phillips Edison Grocery Center Operating Partnership I LP 5.25%, 08/15/2032	60	61,519
Piedmont Operating Partnership LP 5.625%, 01/15/2033	79	79,606
Public Storage Operating Co. 4.375%, 07/01/2030	60	60,661
Realty Income Corp. 3.95%, 02/01/2029	71	70,783
Simon Property Group LP 4.375%, 10/01/2030	67	67,509

ABFunds.com	AB Core Plus Bond ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ventas Realty LP 5.10%, 07/15/2032	$55	$56,534
VICI Properties LP 4.75%, 04/01/2028	55	55,631
WEA Finance LLC 2.875%, 01/15/2027(a)	133	130,533
WP Carey, Inc. 4.65%, 07/15/2030	39	39,401

		1,385,441

		33,316,977

Industrial – 16.2%
Basic – 1.0%
AptarGroup, Inc. 4.75%, 03/30/2031	78	78,751
BHP Billiton Finance USA Ltd. 5.00%, 02/15/2036	19	19,330
CF Industries, Inc. 4.50%, 12/01/2026(a)	127	127,554
Dow Chemical Co. (The) 4.80%, 01/15/2031	69	68,836
5.55%, 11/30/2048	401	360,082
EIDP, Inc. 5.125%, 05/15/2032	60	61,809
FMC Corp. 4.50%, 10/01/2049	540	353,711
Glencore Funding LLC 4.907%, 04/01/2028(a)	63	64,162
5.186%, 04/01/2030(a)	29	29,894
5.338%, 04/04/2027(a)	293	297,714
LYB International Finance III LLC 5.125%, 01/15/2031	78	78,296
5.875%, 01/15/2036	78	78,375
Rio Tinto Finance USA PLC 4.875%, 03/14/2030	65	66,868
5.00%, 03/14/2032	65	67,186
5.25%, 03/14/2035	65	67,465
Steel Dynamics, Inc. 4.00%, 12/15/2028	78	77,813

		1,897,846

Capital Goods – 0.7%
Caterpillar Financial Services Corp. 3.95%, 11/14/2028	78	78,217
4.80%, 01/08/2030	25	25,937
Series K 4.10%, 08/15/2028	69	69,468
CNH Industrial Capital LLC 4.75%, 03/21/2028	46	46,614

10 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CRH America Finance, Inc. 4.40%, 02/09/2031	$75	$75,132
5.00%, 02/09/2036	75	75,774
General Electric Co. 4.30%, 07/29/2030	59	59,664
John Deere Capital Corp. 4.375%, 10/15/2030	59	59,809
4.65%, 01/07/2028	25	25,435
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 2.00%, 09/16/2031	409	360,762
Lockheed Martin Corp. 4.15%, 08/15/2028	60	60,409
4.40%, 08/15/2030	60	60,814
Republic Services, Inc. 4.75%, 07/15/2030	65	66,766
RTX Corp. 3.125%, 05/04/2027	131	129,432
Textron, Inc. 4.95%, 03/15/2036	78	78,045
Westinghouse Air Brake Technologies Corp. 4.90%, 05/29/2030	60	61,507

		1,333,785

Communications - Media – 1.0%
Meta Platforms, Inc. 4.20%, 11/15/2030	70	70,498
4.60%, 11/15/2032	70	71,071
4.65%, 08/15/2062	434	363,839
5.55%, 08/15/2064	354	342,403
5.625%, 11/15/2055	70	69,796
5.75%, 05/15/2063	104	103,841
5.75%, 11/15/2065	66	65,644
Paramount Global 4.375%, 03/15/2043	502	379,597
4.85%, 07/01/2042	448	358,713
4.95%, 05/19/2050	154	119,846

		1,945,248

Communications - Telecommunications – 0.3%
AT&T, Inc. 2.30%, 06/01/2027	135	131,595
4.70%, 08/15/2030	59	60,139
T-Mobile USA, Inc. 2.625%, 02/15/2029	10	9,542
Verizon Communications, Inc. 4.75%, 01/15/2033	78	78,469
5.00%, 01/15/2036	78	78,092
5.75%, 11/30/2045	78	78,669

ABFunds.com	AB Core Plus Bond ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.875%, 11/30/2055	$78	$78,669
6.00%, 11/30/2065	78	78,835

		594,010

Consumer Cyclical - Automotive – 1.2%
American Honda Finance Corp. 4.25%, 09/01/2028	69	69,333
4.55%, 07/09/2027	60	60,529
Series G 4.50%, 09/04/2030	69	69,364
BMW US Capital LLC 4.15%, 08/11/2027(a)	70	70,184
4.50%, 08/11/2030(a)	70	70,557
4.75%, 03/21/2028(a)	65	66,030
5.05%, 03/21/2030(a)	61	62,864
Ford Motor Co. 3.25%, 02/12/2032	410	360,587
4.75%, 01/15/2043	451	363,123
5.291%, 12/08/2046	420	354,253
Honda Motor Co., Ltd. 4.436%, 07/08/2028	60	60,518
Hyundai Capital America 4.25%, 09/18/2028(a)	71	70,938
4.30%, 09/24/2027(a)	25	25,046
4.50%, 09/18/2030(a)	71	71,102
4.55%, 09/26/2029(a)	17	17,094
5.10%, 06/24/2030(a)	54	55,353
5.15%, 03/27/2030(a)	63	64,610
5.30%, 06/24/2029(a)	25	25,753
5.35%, 03/19/2029(a)	9	9,265
6.10%, 09/21/2028(a)	179	187,685
PACCAR Financial Corp. 4.00%, 08/08/2028	70	70,412
Series R 4.00%, 11/07/2028	79	79,381
Toyota Motor Credit Corp. 4.05%, 09/05/2028	69	69,268

		2,353,249

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 5.625%, 06/15/2028	44	44,997
Marriott International, Inc./MD 4.20%, 07/15/2027	71	71,231
4.90%, 04/15/2029	293	299,739
Voyager Parent LLC 9.25%, 07/01/2032(a)	334	353,896

		769,863

12 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 4.40%, 02/12/2031	$71	$71,654
4.60%, 05/15/2030	65	66,283
Starbucks Corp. 4.50%, 05/15/2028	59	59,604

		197,541

Consumer Cyclical - Retailers – 0.3%
7-Eleven, Inc. 1.30%, 02/10/2028(a)	144	135,528
AutoNation, Inc. 4.45%, 01/15/2029	18	18,052
Home Depot, Inc. (The) 3.75%, 09/15/2028	72	71,964
3.95%, 09/15/2030	72	71,770
4.65%, 09/15/2035	72	71,970
Lowe’s Cos., Inc. 3.95%, 10/15/2027	55	54,986
4.00%, 10/15/2028	64	63,996
Walmart, Inc. 4.10%, 04/28/2027	62	62,420
4.35%, 04/28/2030	62	63,158

		613,844

Consumer Non-Cyclical – 3.6%
Altria Group, Inc. 4.25%, 08/09/2042	247	209,315
4.50%, 08/06/2030	70	70,581
5.25%, 08/06/2035	70	71,260
5.95%, 02/14/2049	386	393,075
BAT Capital Corp. 2.259%, 03/25/2028	55	52,792
4.625%, 03/22/2033	19	18,943
5.282%, 04/02/2050	335	306,220
5.35%, 08/15/2032	41	42,729
5.65%, 03/16/2052	288	276,183
Baxter International, Inc. 4.90%, 12/15/2030	78	78,475
Bayer US Finance LLC 6.875%, 11/21/2053(a)	334	361,722
Bunge Ltd. Finance Corp. 4.55%, 08/04/2030	69	69,805
Cardinal Health, Inc. 4.50%, 09/15/2030	66	66,606
5.15%, 09/15/2035	66	67,407
Cargill, Inc. 4.125%, 10/23/2030(a)	77	76,913
4.625%, 02/11/2028(a)	20	20,320

ABFunds.com	AB Core Plus Bond ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Constellation Brands, Inc. 4.80%, 05/01/2030	$62	$63,133
Dentsply Sirona, Inc. 3.25%, 06/01/2030	329	303,881
Eli Lilly & Co. 4.00%, 10/15/2028	71	71,462
4.25%, 03/15/2031	71	71,562
4.55%, 02/12/2028	66	67,179
4.55%, 10/15/2032	71	72,392
4.75%, 02/12/2030	200	206,208
4.90%, 10/15/2035	71	72,927
5.10%, 02/09/2064	37	35,041
5.20%, 08/14/2064	13	12,527
5.55%, 10/15/2055	71	73,317
5.65%, 10/15/2065	71	73,462
HCA, Inc. 4.30%, 11/15/2030	31	30,938
4.60%, 11/15/2032	77	76,976
5.00%, 03/01/2028	59	60,143
Japan Tobacco, Inc. 4.85%, 05/15/2028(a)	150	152,807
5.25%, 06/15/2030(a)	150	155,921
Johnson & Johnson 4.85%, 03/01/2032	59	61,544
5.00%, 03/01/2035	59	61,873
Keurig Dr. Pepper, Inc. 4.60%, 05/15/2030	62	62,282
Mars, Inc. 4.60%, 03/01/2028(a)	39	39,526
4.80%, 03/01/2030(a)	67	68,659
5.00%, 03/01/2032(a)	67	69,222
McKesson Corp. 4.65%, 05/30/2030	60	61,200
4.95%, 05/30/2032	60	61,916
Merck & Co., Inc. 3.85%, 09/15/2027	69	69,224
4.15%, 09/15/2030	69	69,450
4.55%, 09/15/2032	69	70,115
4.95%, 09/15/2035	69	70,836
Novartis Capital Corp. 3.90%, 11/05/2028	76	76,352
4.10%, 11/05/2030	76	76,312
4.30%, 11/05/2032	76	76,170
5.20%, 11/05/2045	76	75,738
5.30%, 11/05/2055	76	75,336
PepsiCo, Inc. 4.30%, 07/23/2030	59	59,806

14 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.45%, 02/07/2028	$20	$20,303
4.60%, 02/07/2030	20	20,500
Philip Morris International, Inc. 2.10%, 05/01/2030	144	131,960
4.00%, 10/29/2030	77	76,285
4.125%, 04/28/2028	62	62,252
4.25%, 10/29/2032	77	75,966
4.375%, 04/30/2030	62	62,448
4.625%, 10/29/2035	77	75,818
4.875%, 04/30/2035	62	62,536
5.25%, 02/13/2034	196	203,434
5.375%, 02/15/2033	286	299,963
Reynolds American, Inc. 6.15%, 09/15/2043	362	374,876
Stryker Corp. 4.70%, 02/10/2028	20	20,313
Sysco Corp. 5.10%, 09/23/2030	56	57,895
Thermo Fisher Scientific, Inc. 4.20%, 03/01/2031	74	74,158
Tyson Foods, Inc. 3.55%, 06/02/2027	132	130,878
Viatris, Inc. 4.00%, 06/22/2050	577	386,394

		7,123,762

Energy – 1.1%
BG Energy Capital PLC 5.125%, 10/15/2041(a)	370	359,074
Chevron USA, Inc. 3.95%, 08/13/2027	69	69,364
4.05%, 08/13/2028	69	69,616
4.30%, 10/15/2030	69	69,838
4.405%, 02/26/2027	37	37,292
4.475%, 02/26/2028	60	60,933
4.50%, 10/15/2032	69	70,014
4.687%, 04/15/2030	60	61,556
4.819%, 04/15/2032	60	61,934
Continental Resources, Inc./OK 4.90%, 06/01/2044	436	350,531
Enbridge, Inc. 4.20%, 11/20/2028	78	78,200
4.50%, 02/15/2031	78	78,308
4.60%, 06/20/2028	59	59,644
4.90%, 06/20/2030	17	17,403
Energy Transfer LP 5.95%, 05/15/2054	402	387,781

ABFunds.com	AB Core Plus Bond ETF 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC Series E 5.25%, 08/16/2077	$129	$128,772
MPLX LP 4.80%, 02/15/2031	67	67,808
5.00%, 01/15/2033	67	67,546
Plains All American Pipeline LP/PAA Finance Corp. 4.70%, 01/15/2031	65	65,461
Woodside Finance Ltd. 4.90%, 05/19/2028	60	60,882

		2,221,957

Other Industrial – 0.4%
President & Fellows of Harvard College 6.50%, 01/15/2039(a)	165	191,433
University of Southern California 4.976%, 10/01/2053	324	307,405
Washington University (The) 4.349%, 04/15/2122	440	342,280

		841,118

Services – 1.1%
Amazon.com, Inc. 2.70%, 06/03/2060	140	81,423
3.25%, 05/12/2061	587	388,576
3.90%, 11/20/2028	78	78,314
4.10%, 11/20/2030	78	78,445
4.10%, 04/13/2062	500	395,360
4.25%, 08/22/2057	474	392,131
4.35%, 03/20/2033	78	78,567
4.65%, 11/20/2035	78	78,839
5.45%, 11/20/2055	78	78,732
5.55%, 11/20/2065	78	78,435
Cintas Corp. No. 2 4.20%, 05/01/2028	62	62,340
eBay, Inc. 4.25%, 03/06/2029	76	76,318
Mastercard, Inc. 4.55%, 03/15/2028	59	60,031
4.95%, 03/15/2032	59	61,449
Quanta Services, Inc. 4.30%, 08/09/2028	70	70,391
RELX Capital, Inc. 4.75%, 03/27/2030	63	64,374

		2,123,725

Technology – 4.1%
Alphabet, Inc. 4.10%, 11/15/2030	76	76,700

16 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.375%, 11/15/2032	$76	$76,873
4.70%, 11/15/2035	43	43,702
5.30%, 05/15/2065	398	391,409
5.35%, 11/15/2045	76	77,685
Amphenol Corp. 3.80%, 11/15/2027	77	76,861
3.90%, 11/15/2028	77	76,996
4.125%, 11/15/2030	77	76,917
4.375%, 06/12/2028	60	60,624
4.40%, 02/15/2033	77	76,659
4.625%, 02/15/2036	77	76,230
5.30%, 11/15/2055	77	75,013
Analog Devices, Inc. 4.50%, 06/15/2030	60	61,060
Apple, Inc. 2.80%, 02/08/2061	451	273,671
2.85%, 08/05/2061	648	394,917
3.95%, 08/08/2052	486	395,021
4.10%, 08/08/2062	488	394,411
Applied Materials, Inc. 4.00%, 01/15/2031	71	70,831
4.60%, 01/15/2036	71	70,573
Broadcom, Inc. 4.15%, 02/15/2028	297	298,494
4.20%, 10/15/2030	54	54,144
4.60%, 07/15/2030	60	61,170
4.80%, 04/15/2028	25	25,475
4.90%, 07/15/2032	27	27,748
5.05%, 07/12/2027	290	295,101
5.05%, 04/15/2030	25	25,880
Cisco Systems, Inc. 4.55%, 02/24/2028	59	59,945
5.30%, 02/26/2054	400	392,616
5.35%, 02/26/2064	404	392,118
5.50%, 02/24/2055	59	59,480
Dell International LLC/EMC Corp. 4.15%, 02/15/2029	73	72,919
4.50%, 02/15/2031	73	72,955
4.75%, 04/01/2028	55	55,751
4.75%, 10/06/2032	73	73,179
5.00%, 04/01/2030	55	56,423
5.10%, 02/15/2036	63	62,962
5.30%, 04/01/2032	55	56,860
Fiserv, Inc. 2.65%, 06/01/2030	141	129,717
Hewlett Packard Enterprise Co. 4.05%, 09/15/2027	72	71,955
4.15%, 09/15/2028	72	72,014

ABFunds.com	AB Core Plus Bond ETF 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.40%, 10/15/2030	$72	$71,795
Honeywell International, Inc. 5.25%, 03/01/2054	386	373,497
Intel Corp. 3.75%, 03/25/2027	128	127,384
International Business Machines Corp. 4.65%, 02/10/2028	100	101,534
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30%, 08/19/2028	67	67,182
Oracle Corp. 3.85%, 04/01/2060	446	291,394
4.10%, 03/25/2061	427	288,298
4.375%, 05/15/2055	93	68,025
4.45%, 09/26/2030	71	69,966
4.80%, 08/03/2028	20	20,204
4.80%, 09/26/2032	71	69,802
5.20%, 09/26/2035	49	48,027
5.25%, 02/03/2032	9	9,089
5.55%, 02/06/2053	377	330,516
5.875%, 09/26/2045	71	66,762
5.95%, 09/26/2055	71	66,289
6.10%, 09/26/2065	71	66,099
6.90%, 11/09/2052	284	294,886
Roper Technologies, Inc. 4.25%, 09/15/2028	67	67,291
Salesforce, Inc. 1.50%, 07/15/2028	141	133,287
Texas Instruments, Inc. 4.50%, 05/23/2030	60	61,249
Tyco Electronics Group SA 4.50%, 02/09/2031	62	62,810

		8,018,445

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)	297	298,969
Southwest Airlines Co. 4.375%, 11/15/2028	23	22,992
United Airlines 2024-1 Class AA Pass Through Trust Series AA 5.45%, 08/15/2038	283	293,164

		615,125

Transportation - Railroads – 0.4%
Canadian Pacific Railway Co. 6.125%, 09/15/2115	384	392,517
Norfolk Southern Corp. 4.10%, 05/15/2121	546	388,725

		781,242

18 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Element Fleet Management Corp. 4.641%, 11/24/2030(a)	$78	$78,397
5.037%, 03/25/2030(a)	63	64,546
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.25%, 07/01/2029(a)	9	9,286
5.25%, 02/01/2030(a)	24	24,761
5.35%, 03/30/2029(a)	57	58,859
Ryder System, Inc. 4.30%, 12/01/2030	77	76,902

		312,751

		31,743,511

Utility – 1.4%
Electric – 1.4%
AEP Transmission Co. LLC 5.15%, 04/01/2034	34	34,874
5.375%, 06/15/2035	27	28,071
Black Hills Corp. 4.55%, 01/31/2031	71	71,135
Connecticut Light & Power Co. (The) 4.95%, 01/15/2030	25	25,690
Dominion Energy, Inc. 4.60%, 05/15/2028	59	59,733
Duke Energy Florida LLC 4.20%, 12/01/2030	79	79,226
Eversource Energy 4.45%, 12/15/2030	75	74,808
MidAmerican Energy Co. 5.50%, 11/15/2056	76	75,766
National Rural Utilities Cooperative Finance Corp. Series D 4.15%, 08/25/2028	71	71,469
NextEra Energy Capital Holdings, Inc. 4.685%, 09/01/2027	35	35,376
4.85%, 02/04/2028	20	20,368
Niagara Mohawk Power Corp. 4.647%, 10/03/2030(a)	60	60,488
NRG Energy, Inc. 4.734%, 10/15/2030(a)	14	13,968
NSTAR Electric Co. 4.85%, 03/01/2030	60	61,595
Oncor Electric Delivery Co. LLC 4.65%, 11/01/2029	25	25,504
5.35%, 04/01/2035(a)	47	48,947
Pacific Gas & Electric Co. 5.05%, 10/15/2032	74	74,572
5.55%, 05/15/2029	294	303,875

ABFunds.com	AB Core Plus Bond ETF 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PacifiCorp 3.30%, 03/15/2051	$127	$82,215
5.35%, 12/01/2053	386	344,991
5.50%, 05/15/2054	377	345,347
5.80%, 01/15/2055	327	311,834
Pinnacle West Capital Corp. 4.90%, 05/15/2028	60	60,998
5.15%, 05/15/2030	60	61,981
Public Service Co. of New Hampshire 4.40%, 07/01/2028	59	59,627
RWE Finance US LLC 5.125%, 09/18/2035(a)	150	149,236
San Diego Gas & Electric Co. 5.40%, 04/15/2035	63	65,628
Virginia Electric & Power Co. Series C 4.90%, 09/15/2035	60	60,146
Xcel Energy, Inc. 4.75%, 03/21/2028	63	63,885

		2,771,353

Total Corporates - Investment Grade (cost $66,887,733)		67,831,841

CORPORATES - NON-INVESTMENT GRADE – 5.9%
Industrial – 5.6%
Basic – 0.1%
Celanese US Holdings LLC 6.665%, 07/15/2027(b)	33	33,998
Cleveland-Cliffs, Inc. 6.75%, 04/15/2030(a)	119	121,425

		155,423

Capital Goods – 0.2%
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028(a)	424	354,647
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028(a)	129	129,370

		484,017

Communications - Media – 0.6%
DIRECTV Financing LLC 8.875%, 02/01/2030(a)	357	354,572
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 10.00%, 02/15/2031(a)	366	363,804
Gray Media, Inc. 7.25%, 08/15/2033(a)	367	369,158

		1,087,534

20 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.3%
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029	$375	$358,811
7.75%, 10/15/2033(a)	391	394,758
Goodyear Tire & Rubber Co. (The) 5.25%, 04/30/2031	428	410,212
5.25%, 07/15/2031	423	399,143
Nissan Motor Acceptance Co. LLC 5.625%, 09/29/2028(a)	53	52,842
6.125%, 09/30/2030(a)	52	51,548
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)	325	305,035
8.125%, 07/17/2035(a)	200	211,882
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)	370	360,998

		2,545,229

Consumer Cyclical - Retailers – 0.5%
Advance Auto Parts, Inc. 7.375%, 08/01/2033(a)	225	229,061
Kohl’s Corp. 5.125%, 05/01/2031(b)	462	398,868
S&S Holdings LLC 8.375%, 10/01/2031(a)	369	348,830

		976,759

Consumer Non-Cyclical – 1.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)	122	122,116
B&G Foods, Inc. 8.00%, 09/15/2028(a)	240	238,289
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	137	123,009
5.25%, 05/15/2030(a)	327	309,061
9.75%, 01/15/2034(a)	33	35,151
10.875%, 01/15/2032(a)	269	290,746
HAH Group Holding Co. LLC 9.75%, 10/01/2031(a)	415	391,615
Owens & Minor, Inc. 6.625%, 04/01/2030(a)	566	362,461
US Acute Care Solutions LLC 9.75%, 05/15/2029(a)	371	377,737
Viking Baked Goods Acquisition Corp. 8.625%, 11/01/2031(a)	300	302,805

		2,552,990

ABFunds.com	AB Core Plus Bond ETF 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Energy – 1.0%
Civitas Resources, Inc. 8.75%, 07/01/2031(a)	$349	$363,714
9.625%, 06/15/2033(a)	55	59,407
Crescent Energy Finance LLC 8.375%, 01/15/2034(a)	55	54,246
Hilcorp Energy I LP/Hilcorp Finance Co. 6.875%, 05/15/2034(a)	404	379,069
7.25%, 02/15/2035(a)	405	385,260
Moss Creek Resources Holdings, Inc. 8.25%, 09/01/2031(a)	403	386,433
Vital Energy, Inc. 7.875%, 04/15/2032(a)	354	343,486

		1,971,615

Services – 0.3%
Mobius Merger Sub, Inc. 9.00%, 06/01/2030(a)	419	299,589
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	133	129,950
Sabre GLBL, Inc. 11.125%, 07/15/2030(a)	97	83,872

		513,411

Transportation - Airlines – 0.1%
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)	266	262,646

Transportation - Services – 0.2%
Hertz Corp. (The) 12.625%, 07/15/2029(a)	376	376,207

		10,925,831

Financial Institutions – 0.2%
Finance – 0.2%
Navient Corp. 5.625%, 08/01/2033	434	390,986

Financial Services – 0.0%
Herc Holdings, Inc. 7.00%, 06/15/2030(a)	38	39,935

REITs – 0.0%
Rithm Capital Corp. 8.00%, 07/15/2030(a)	59	60,171

		491,092

Utility – 0.1%
Electric – 0.1%
NRG Energy, Inc. 5.75%, 01/15/2034(a)	71	71,478

22 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 9.50%, 06/01/2030(a)	$25	$26,517

		97,995

Total Corporates - Non-Investment Grade (cost $11,473,756)		11,514,918

MORTGAGE PASS-THROUGHS – 4.9%
Agency Fixed Rate 30-Year – 4.9%
Federal Home Loan Mortgage Corp. Series 2022 3.00%, 03/01/2052	724	651,707
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035	50	51,744
Series 2007 5.50%, 07/01/2035	7	7,205
Series 2016 4.00%, 02/01/2046	342	336,834
Series 2017 4.00%, 07/01/2044	207	203,546
Series 2018 4.50%, 03/01/2048	110	110,271
4.50%, 11/01/2048	240	239,811
5.00%, 11/01/2048	132	134,392
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033	13	13,897
5.50%, 07/01/2033	30	31,233
Series 2004 5.50%, 04/01/2034	4	3,971
5.50%, 05/01/2034	9	9,523
5.50%, 11/01/2034	14	14,390
5.50%, 01/01/2035	135	139,578
Series 2005 5.50%, 02/01/2035	19	19,759
Series 2007 5.50%, 08/01/2037	92	95,550
Series 2012 3.50%, 02/01/2042	98	93,835
Series 2013 3.50%, 04/01/2043	534	510,002
Series 2018 4.50%, 09/01/2048	151	150,553
Series 2021 2.00%, 07/01/2051	1,610	1,320,653
2.00%, 12/01/2051	709	580,969

ABFunds.com	AB Core Plus Bond ETF 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 2.50%, 03/01/2052	$1,139	$985,608
Government National Mortgage Association Series 2023 5.50%, 04/20/2053	429	435,846
Series 2025 2.00%, 12/01/2055, TBA	395	329,146
2.50%, 12/01/2055, TBA	394	341,980
3.00%, 12/01/2055, TBA	195	175,942
3.50%, 12/01/2055, TBA	150	137,578
4.50%, 12/01/2055, TBA	163	159,434
5.00%, 12/01/2055, TBA	460	459,497
6.00%, 12/01/2055, TBA	88	89,671
Uniform Mortgage-Backed Security Series 2025 5.00%, 12/01/2055, TBA	133	132,750
5.50%, 12/01/2055, TBA	492	498,227
6.00%, 12/01/2055, TBA	885	906,226
6.50%, 12/01/2055, TBA	229	237,212

Total Mortgage Pass-Throughs (cost $9,937,842)		9,608,540

ASSET-BACKED SECURITIES – 2.7%
Autos - Fixed Rate – 1.7%
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)	32	32,020
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)	475	480,929
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028	26	25,241
Series 2021-N4, Class D 2.30%, 09/11/2028	42	40,731
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)	32	31,836
Enterprise Fleet Financing LLC Series 2023-2, Class A2 5.56%, 04/22/2030(a)	151	151,674
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)	38	37,783
Flagship Credit Auto Trust
Series 2019-3, Class E 3.84%, 12/15/2026(a)	185	184,861

24 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-1, Class E 3.52%, 06/15/2027(a)	$511	$510,157
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)	542	536,089
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	163	164,495
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)	72	72,563
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)	541	538,362
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)	70	70,700
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028	163	163,865
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(a)	84	84,716
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027(c)(d)(e)	28	26,916
US Bank NA Series 2023-1, Class B 6.789%, 08/25/2032(a)	94	94,911

		3,247,849

Other ABS - Fixed Rate – 0.9%
Atalaya Equipment Leasing Trust 21-1 Series 2021-1A, Class C 2.69%, 06/15/2028(a)	189	188,793
College Ave Student Loans LLC Series 2021-C, Class C 3.06%, 07/26/2055(a)	151	142,775
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	97	97,107
Diamond Issuer LLC Series 2021-1A, Class B 2.701%, 11/20/2051(a)	566	534,083
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)	185	172,792
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)	78	78,514

ABFunds.com	AB Core Plus Bond ETF 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)	$226	$214,688
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)	220	198,216
Pagaya AI Debt Trust Series 2024-1, Class A 6.66%, 07/15/2031(a)	85	84,974
Series 2024-2, Class A 6.319%, 08/15/2031(a)	52	51,881
Series 2024-3, Class A 6.258%, 10/15/2031(a)	89	89,692

		1,853,515

Credit Cards - Fixed Rate – 0.1%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)	251	252,020

Total Asset-Backed Securities (cost $5,435,036)		5,353,384

COLLATERALIZED LOAN OBLIGATIONS – 2.0%
CLO - Floating Rate – 2.0%
Bain Capital Credit CLO Series 2019-1A, Class AR2 5.114% (CME Term SOFR 3 Month + 1.23%), 04/19/2034(a)(f)	300	300,502
Elmwood CLO 45 Ltd. Series 2025-8A, Class A1 5.13% (CME Term SOFR 3 Month + 1.25%), 10/17/2038(a)(f)	750	751,075
Flatiron CLO 25 Ltd. Series 2024-2A, Class A 5.232% (CME Term SOFR 3 Month + 1.35%), 10/17/2037(a)(f)	460	461,233
Neuberger Berman Loan Advisers CLO 59 Ltd. Series 2024-59A, Class A1 5.15% (CME Term SOFR 3 Month + 1.29%), 01/23/2039(a)(f)	500	501,175
Pikes Peak CLO 8 Series 2021-8A, Class A1R 5.214% (CME Term SOFR 3 Month + 1.33%), 01/20/2038(a)(f)	300	300,599
Pikes Peak CLO 18 Series 2025-18A, Class A1 5.104% (CME Term SOFR 3 Month + 1.22%), 04/20/2038(a)(f)	500	500,471

26 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Signal Peak CLO 14 Ltd. Series 2024-14A, Class A 5.157% (CME Term SOFR 3 Month + 1.30%), 01/22/2038(a)(f)	$300	$300,736
Silver Point CLO 12 Ltd. Series 2025-12A, Class A1 5.288% (CME Term SOFR 3 Month + 1.31%), 10/15/2038(a)(f)	750	751,783

Total Collateralized Loan Obligations (cost $3,864,543)		3,867,574

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
BANK5 Series 2025-5YR14, Class A3 5.646%, 04/15/2058	600	629,870
BMO Mortgage Trust Series 2025-5C10, Class A3 5.578%, 05/15/2058	500	522,980
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026(d)	79	78,779
Series 2021-1, Class A2 2.435%, 08/15/2026(d)	719	715,844
Series 2021-1, Class AS 2.638%, 08/15/2026(d)	25	24,693
Wells Fargo Commercial Mortgage Trust Series 2024-5C2, Class A3 5.92%, 11/15/2057	500	528,413
Series 2025-5C5, Class A3 5.59%, 07/15/2058	500	524,644

		3,025,223

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.163%, 07/16/2046(g)	104	1

Total Commercial Mortgage-Backed Securities (cost $3,017,284)		3,025,224

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Bellemeade Re Ltd. Series 2023-1, Class M1A 6.272% (CME Term SOFR + 2.20%), 10/25/2033(a)(f)	113	113,792

ABFunds.com	AB Core Plus Bond ETF 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2022-R02, Class 2M1 5.272% (CME Term SOFR + 1.20%), 01/25/2042(a)(f)	$20	$20,282
Series 2023-R02, Class 1M1 6.372% (CME Term SOFR + 2.30%), 01/25/2043(a)(f)	137	139,865
Series 2024-R02, Class 1M1 5.172% (CME Term SOFR + 1.10%), 02/25/2044(a)(f)	76	76,024
Series 2024-R04, Class 1M1 5.172% (CME Term SOFR + 1.10%), 05/25/2044(a)(f)	112	112,003
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2024-DNA1, Class M1 5.422% (CME Term SOFR + 1.35%), 02/25/2044(a)(f)	169	169,541
Series 2024-HQA1, Class M1 5.322% (CME Term SOFR + 1.25%), 03/25/2044(a)(f)	152	152,286

		783,793

Non-Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Mscr Trust Mn1 Series 2021-MN1, Class M1 6.072% (CME Term SOFR + 2.00%), 01/25/2051(a)(f)	26	26,204

Total Collateralized Mortgage Obligations (cost $806,743)		809,997

	Shares
SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(h)(i)(j) (cost $10,994,723)	10,994,723	10,994,723

Total Investments – 100.7% (cost $195,612,118)		197,314,730
Other assets less liabilities – (0.7)%		(1,401,679)

Net Assets – 100.0%		$195,913,051

28 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	59	March 2026	$6,855,984	$(1,312)
U.S. Long Bond (CBT) Futures	111	March 2026	13,035,563	65,039
U.S. T-Note 2 Yr (CBT) Futures	4	March 2026	835,438	(266)
U.S. T-Note 5 Yr (CBT) Futures	21	March 2026	2,305,078	8,492

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	66	March 2026	7,480,687	(9,281)
U.S. Ultra Bond (CBT) Futures	63	March 2026	7,619,063	(43,922)

				$18,750

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $32,243,336 or 16.5% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(c)	Non-income producing security.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.43% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026	04/01/2021 - 08/03/2023	$75,664	$78,779	0.04%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	722,444	715,844	0.37%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	25,101	24,693	0.01%
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027	05/14/2024	28,165	26,916	0.01%

(e)	Defaulted.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(g)	IO – Interest Only.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	Affiliated investments.

ABFunds.com	AB Core Plus Bond ETF 29

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

30 AB Core Plus Bond ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $184,617,395)	$186,320,007
Affiliated issuers (cost $10,994,723)	10,994,723
Cash	8,931
Cash collateral due from broker	300,870
Interest receivable	1,758,317
Receivable for investment securities sold	1,386,874
Affiliated dividends receivable	33,057
Receivable due from Adviser	1,702

Total assets	200,804,481

Liabilities
Payable for investment securities purchased	4,822,836
Advisory fee payable	44,734
Payable for variation margin on futures	22,098
Foreign capital gains tax payable	202
Other liabilities	1,560

Total liabilities	4,891,430

Net Assets	$195,913,051

Composition of Net Assets
Capital stock, at par	$544
Additional paid-in capital	240,047,514
Accumulated loss	(44,135,007)

Net Assets	$195,913,051

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 5,441,144 common shares outstanding)	$36.01

See notes to financial statements.

ABFunds.com	AB Core Plus Bond ETF 31

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$6,726,326
Dividends—Affiliated issuers	298,063
Other income	2,037	$7,026,426

Expenses
Advisory fee (see Note B)	432,589

Total expenses before bank overdraft expense	432,589
Bank overdraft expense	26

Total expenses	432,615
Less: expenses waived and reimbursed by the Adviser (see Note B)	(15,024)

Net expenses		417,591

Net investment income		6,608,835

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		(6,047)
In-kind redemptions		(69,340)
Futures		532,487
Net change in unrealized appreciation (depreciation) of:
Investments		915,870
Futures		(2,992)

Net gain on investment transactions		1,369,978

Net Increase in Net Assets from Operations		$7,978,813

(a)	Net of foreign realized capital gains taxes of $6,352.

See notes to financial statements.

32 AB Core Plus Bond ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024
Increase in Net Assets from Operations
Net investment income	$6,608,835	$2,050,685
Net realized gain on investment transactions	457,100	16,776
Net change in unrealized appreciation (depreciation) of investments	912,878	808,484

Net increase in net assets from operations	7,978,813	2,875,945
Distribution to Shareholders	(6,108,010)	(1,814,999)
Transactions in Shares of the Fund
Net increase	138,643,204	54,310,250
Other capital	16,056	11,792

Total increase	140,530,063	55,382,988
Net Assets
Beginning of period	55,382,988	– 0	–

End of period	$195,913,051	$55,382,988

(a)	Commencement of operations.

See notes to financial statements.

ABFunds.com	AB Core Plus Bond ETF 33

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Core Plus Bond ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The Fund (the “Acquiring Portfolio”) acquired the assets and liabilities of AB Total Return Bond Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio”), in a reorganization that was effective at the close of business on February 7, 2025 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors (the “Board”) pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note I for additional information). The Acquiring Portfolio was the accounting survivor in the Conversion. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using

34 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on

ABFunds.com	AB Core Plus Bond ETF 35

NOTES TO FINANCIAL STATEMENTS (continued)

their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon

36 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$84,308,529		$	– 0	–	$84,308,529
Corporates – Investment Grade		– 0	–	67,831,841			– 0	–	67,831,841
Corporates – Non-Investment Grade		– 0	–	11,514,918			– 0	–	11,514,918
Mortgage Pass-Throughs		– 0	–	9,608,540			– 0	–	9,608,540
Asset-Backed Securities		– 0	–	5,353,384			– 0	–	5,353,384
Collateralized Loan Obligations		– 0	–	3,867,574			– 0	–	3,867,574
Commercial Mortgage-Backed Securities		– 0	–	3,025,224			– 0	–	3,025,224
Collateralized Mortgage Obligations		– 0	–	809,997			– 0	–	809,997
Short-Term Investments		10,994,723		– 0	–		– 0	–	10,994,723

Total Investments in Securities		10,994,723		186,320,007			– 0	–	197,314,730
Other Financial Instruments(a):
Assets:
Futures		73,531		– 0	–		– 0	–	73,531	(b)
Liabilities:
Futures		(54,781)		– 0	–		– 0	–	(54,781	)(b)

Total		$11,013,473		$186,320,007		$	– 0	–	$197,333,480

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ABFunds.com	AB Core Plus Bond ETF 37

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

38 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. Prior to February 7, 2025, the Fund paid the Advisor a unitary advisory fee at annual rate of .33% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and

ABFunds.com	AB Core Plus Bond ETF 39

NOTES TO FINANCIAL STATEMENTS (continued)

expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $15,024.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$4,234	$48,414	$41,653	$10,995	$298

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$85,873,067	$72,898,731
U.S. government securities	88,065,523	82,141,512

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$28,427,789	$23,487,098
U.S. government securities	27,782,038	20,420,784

40 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$195,628,041

Gross unrealized appreciation	$2,750,550
Gross unrealized depreciation	(1,063,862)

Net unrealized appreciation	$1,686,688

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ABFunds.com	AB Core Plus Bond ETF 41

NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging purposes.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$73,531	*	Payable for variation margin on futures	$54,781	*

Total		$73,531			$54,781

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$532,487	$(2,992)

Total		$532,487	$(2,992)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$14,582,275
Average notional amount of sale contracts	$6,418,541

42 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended	December 13, 2023(a)		Year Ended	December 13, 2023(a)
	November 30, 2025	November 30, 2024		November 30, 2025	November 30, 2024

Shares sold	2,250,000	1,800,028		$81,223,223	$ 63,219,245

Shares issued in connection with the Reorganization	3,091,116	– 0	–	132,651,834	– 0	–

Shares redeemed	(1,450,000)	(250,000)		(75,231,853)	(8,908,995)

Net increase	3,891,116	1,550,028		$138,643,204	$ 54,310,250

(a)	Commencement of operations.

ABFunds.com	AB Core Plus Bond ETF 43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund

44 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

ABFunds.com	AB Core Plus Bond ETF 45

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may

46 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may

ABFunds.com	AB Core Plus Bond ETF 47

NOTES TO FINANCIAL STATEMENTS (continued)

invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

48 AB Core Plus Bond ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025 and November 30, 2024 was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$6,108,010	$1,814,999

Total taxable distributions	$6,108,010	$1,814,999

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$949,258
Accumulated capital and other losses	(47,044,985	)(a)
Unrealized appreciation (depreciation)	1,960,922	(b)

Total accumulated earnings (deficit)	$(44,134,805	)(c)

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $46,613,314. As of November 30, 2025, the cumulative deferred loss on straddles was $431,671.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $16,905,328 and a net long-term capital loss carryforward of $29,707,986, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the tax treatment of a corporate restructuring resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

ABFunds.com	AB Core Plus Bond ETF 49

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Reorganization

At meetings held on November 5-7, 2024, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business February 7, 2025. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
AB Total Return Bond Portfolio	14,331,948	– 0	–	$132,651,834	+	$	– 0	–
AB Core Plus Bond ETF	1,250,028	5,039,723		43,755,214			176,407,048

+	Includes unrealized depreciation of $1,408,433.

Acquired Portfolio’s Share Class	Shares outstanding before Conversion	Conversion Ratio	Shares outstanding immediately after the Conversion
Advisor Class	14,331,948	0.35164257	5,039,723

The acquisition of the Acquired Portfolio was completed on February 7, 2025. If the Reorganization had been completed as of the beginning of the annual reporting period, the Acquiring Portfolio’s pro forma results of the operations for the year ended November 30, 2025 would have been as follows:

Net investment income	$7,703,324
Net realized and unrealized gain on investments	404,718

Net increase in net assets resulting from operations	$8,108,042

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 7, 2025.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

50 AB Core Plus Bond ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Core Plus Bond ETF 51

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Net asset value, beginning of period	$ 35.73	$ 35.00

Income From Investment Operations

Net investment income(b)(c)	1.62	1.58

Net realized and unrealized gain on investment transactions	.31	.55

Net increase in net asset value from operations	1.93	2.13

Less: Dividends and Distributions

Dividends from net investment income	(1.63)	(1.40)

Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(1.65)	(.00)

Net asset value, end of period	$ 36.01	$ 35.73

Total Return

Total investment return based on net asset value(d)	5.57%	6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$195,913	$55,383

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.29%	.32	%^

Expenses, before waivers/reimbursements(e)(f)‡	.30%	.33	%^

Net investment income(c)	4.62%	4.62	%^

Portfolio turnover rate(g)	114%	232%

‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolio	.01%	.01	%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2025 and November 30, 2024, such waiver amounted to .01% and .01%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Net of waivers/reimbursements	.29%	.32	%^
Before waivers/reimbursements	.30%	.33	%^

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

52 AB Core Plus Bond ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Core Plus Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Core Plus Bond ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian,

ABFunds.com	AB Core Plus Bond ETF 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 29, 2026

54 AB Core Plus Bond ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 91.27% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $5,784,165 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Core Plus Bond ETF 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Core Plus Bond ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

56 AB Core Plus Bond ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

ABFunds.com	AB Core Plus Bond ETF 57

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate (reflecting a reduction in the Fund’s unitary fee effective February 2025) against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the

58 AB Core Plus Bond ETF	ABFunds.com

large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio for the Fund’s latest fiscal year adjusted to reflect a reduction in the Fund’s unitary fee effective February 2025. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s pro expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Core Plus Bond ETF 59

NOTES

60 AB Core Plus Bond ETF	ABFunds.com

AB CORE PLUS BOND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-CPB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB DISRUPTORS ETF

(NYSE Arca: FWD)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 48.8%
Communications Equipment – 3.6%
Arista Networks, Inc.(a)	71,580	$9,354,075
Ciena Corp.(a)	47,973	9,796,566
F5, Inc.(a)	38,800	9,279,408
Lumentum Holdings, Inc.(a)	56,871	18,492,174

		46,922,223

Electronic Equipment, Instruments & Components – 7.4%
Amphenol Corp. – Class A	125,961	17,747,905
Celestica, Inc.(a)	39,533	13,615,560
Corning, Inc.	121,278	10,211,608
Delta Electronics, Inc.	306,000	9,086,889
Fabrinet(a)	24,031	11,040,082
Flex Ltd.(a)	152,438	9,010,610
Luxshare Precision Industry Co., Ltd. – Class A	735,100	5,999,799
Teledyne Technologies, Inc.(a)	19,283	9,632,244
Yaskawa Electric Corp.	330,000	8,541,301

		94,885,998

IT Services – 3.7%
Akamai Technologies, Inc.(a)	107,342	9,609,256
MongoDB, Inc.(a)	24,678	8,202,227
Shopify, Inc. – Class A(a)	104,867	16,636,101
Snowflake, Inc.(a)	51,345	12,899,917

		47,347,501

Semiconductors & Semiconductor Equipment – 24.9%
Advanced Micro Devices, Inc.(a)	62,906	13,683,942
Advantest Corp.	113,400	14,951,650
Ambarella, Inc.(a)	69,362	5,145,273
Analog Devices, Inc.	38,824	10,301,560
Applied Materials, Inc.	81,202	20,483,205
ASML Holding NV (REG)	12,090	12,815,400
Broadcom, Inc.	96,697	38,965,023
Credo Technology Group Holding Ltd.(a)	20,591	3,656,962
Infineon Technologies AG	350,244	14,767,268
Intel Corp.(a)	308,296	12,504,486
Lam Research Corp.	125,882	19,637,592
Lattice Semiconductor Corp.(a)	98,724	6,931,412
Micron Technology, Inc.	40,640	9,610,547
Monolithic Power Systems, Inc.	14,334	13,304,389
NVIDIA Corp.	284,532	50,362,164
Semtech Corp.(a)	147,512	10,939,490
Silicon Laboratories, Inc.(a)	22,498	2,870,295
SiTime Corp.(a)	26,168	7,790,214
SK hynix, Inc.	32,776	11,811,974
Taiwan Semiconductor Manufacturing Co., Ltd.	584,607	26,822,816

ABFunds.com	AB Disruptors ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Teradyne, Inc.	70,838	$12,884,724

		320,240,386

Software – 6.3%
Autodesk, Inc.(a)	32,206	9,769,368
Cloudflare, Inc. – Class A(a)	30,754	6,157,258
Crowdstrike Holdings, Inc. – Class A(a)	20,725	10,552,341
Microsoft Corp.	12,556	6,177,678
Nebius Group NV(a)(b)	68,920	6,538,440
Palantir Technologies, Inc. – Class A(a)	105,418	17,757,662
ServiceNow, Inc.(a)	17,911	14,551,076
Synopsys, Inc.(a)	7,715	3,224,947
Unity Software, Inc.(a)	151,519	6,442,588

		81,171,358

Technology Hardware, Storage & Peripherals – 2.9%
Pure Storage, Inc. – Class A(a)	82,836	7,369,090
Samsung Electronics Co., Ltd.	262,610	17,946,014
Sandisk Corp./DE(a)	28,476	6,358,121
Western Digital Corp.	36,608	5,979,185

		37,652,410

		628,219,876

Industrials – 18.0%
Aerospace & Defense – 6.9%
Boeing Co. (The)(a)	27,752	5,245,128
Carpenter Technology Corp.	43,660	13,907,456
Hensoldt AG	75,745	6,008,369
Howmet Aerospace, Inc.	59,413	12,155,306
Karman Holdings, Inc.(a)	170,381	11,420,638
Kratos Defense & Security Solutions, Inc.(a)	129,237	9,834,936
L3Harris Technologies, Inc.	39,486	11,004,353
Leonardo SpA	99,460	5,414,744
Rocket Lab Corp.(a)	106,635	4,493,599
Rolls-Royce Holdings PLC	700,195	9,908,459

		89,392,988

Construction & Engineering – 1.0%
Quanta Services, Inc.	27,514	12,790,708

Electrical Equipment – 5.5%
ABB Ltd. (REG)	119,076	8,602,686
Bloom Energy Corp. – Class A(a)	60,647	6,625,078
BWX Technologies, Inc.	50,488	9,031,293
Doosan Enerbility Co., Ltd.(a)	111,784	5,807,159
Prysmian SpA	129,610	12,981,156
Rockwell Automation, Inc.	34,345	13,595,812
Vertiv Holdings Co. – Class A	76,601	13,767,498

		70,410,682

2 AB Disruptors ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.6%
Hitachi Ltd.	218,500	$6,956,155

Machinery – 4.0%
Caterpillar, Inc.	26,197	15,083,185
Daifuku Co., Ltd.	201,700	6,386,413
Kawasaki Heavy Industries Ltd.	82,600	5,230,716
Mitsubishi Heavy Industries Ltd.	697,800	17,649,578
Westinghouse Air Brake Technologies Corp.	35,383	7,379,124

		51,729,016

		231,279,549

Health Care – 13.9%
Biotechnology – 2.3%
AbbVie, Inc.	54,501	12,409,878
Argenx SE (ADR)(a)	8,228	7,503,771
Genmab A/S (Sponsored ADR)(a)	280,906	9,090,118

		29,003,767

Health Care Equipment & Supplies – 3.8%
Boston Scientific Corp.(a)	124,101	12,606,180
Edwards Lifesciences Corp.(a)	114,450	9,919,382
Intuitive Surgical, Inc.(a)	15,028	8,618,257
Straumann Holding AG (REG)(a)	77,707	8,864,763
Stryker Corp.	24,868	9,230,504

		49,239,086

Life Sciences Tools & Services – 5.4%
Agilent Technologies, Inc.	120,686	18,525,301
Bruker Corp.	186,032	9,080,222
IQVIA Holdings, Inc.(a)	53,074	12,207,551
Lonza Group AG (REG)(a)	13,387	9,169,749
Sartorius AG (Preference Shares)	24,905	7,260,562
Thermo Fisher Scientific, Inc.	23,524	13,898,685

		70,142,070

Pharmaceuticals – 2.4%
AstraZeneca PLC	74,925	13,872,775
Eli Lilly & Co.	16,229	17,453,803

		31,326,578

		179,711,501

Consumer Discretionary – 7.5%
Automobiles – 2.4%
Rivian Automotive, Inc. – Class A(a)	400,004	6,744,068
Tesla, Inc.(a)	55,366	23,816,792

		30,560,860

Broadline Retail – 2.5%
Alibaba Group Holding Ltd. – Class H	664,200	12,924,669
Amazon.com, Inc.(a)	85,070	19,840,025

		32,764,694

ABFunds.com	AB Disruptors ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
DoorDash, Inc. – Class A(a)	50,155	$9,949,247

Household Durables – 0.3%
SharkNinja, Inc.(a)	33,490	3,267,619

Specialty Retail – 1.5%
Carvana Co.(a)	28,026	10,495,737
Wayfair, Inc. – Class A(a)	85,241	9,444,703

		19,940,440

		96,482,860

Communication Services – 5.9%
Entertainment – 1.2%
Netflix, Inc.(a)	82,781	8,905,580
Spotify Technology SA(a)	11,876	7,112,180

		16,017,760

Interactive Media & Services – 4.7%
Alphabet, Inc. – Class A	107,743	34,497,154
Meta Platforms, Inc. – Class A	24,774	16,052,313
Reddit, Inc. – Class A(a)	44,971	9,734,873

		60,284,340

		76,302,100

Utilities – 1.5%
Electric Utilities – 0.9%
Constellation Energy Corp.	32,002	11,660,249

Independent Power and Renewable Electricity Producers – 0.6%
Vistra Corp.	44,898	8,030,456

		19,690,705

Materials – 1.2%
Chemicals – 0.7%
Solstice Advanced Materials, Inc.(a)	206,141	9,828,803

Containers & Packaging – 0.5%
Avery Dennison Corp.	35,190	6,065,700

		15,894,503

Financials – 1.1%
Capital Markets – 1.1%
Robinhood Markets, Inc. – Class A(a)	106,559	13,691,766

Energy – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
Cameco Corp.	146,695	12,983,974

Total Common Stocks (cost $989,388,705)		1,274,256,834

4 AB Disruptors ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $19,836,418)	19,836,418	$19,836,418

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,009,225,123)		1,294,093,252

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $6,601,253)	6,601,253	6,601,253

Total Investments – 100.9% (cost $1,015,826,376)		1,300,694,505
Other assets less liabilities – (0.9)%		(12,163,299)

Net Assets – 100.0%		$1,288,531,206

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

ABFunds.com	AB Disruptors ETF 5

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $989,388,705)	$1,274,256,834	(a)
Affiliated issuers (cost $26,437,671—including investment of cash collateral for securities loaned of $6,601,253)	26,437,671
Cash	33,884
Foreign currencies, at value (cost $844,312)	846,671
Unaffiliated dividends receivable	479,412
Affiliated dividends receivable	69,334
Receivable due from Adviser	3,544

Total assets	1,302,127,350

Liabilities
Payable for collateral received on securities loaned	6,601,253
Payable for investment securities purchased	6,358,928
Advisory fee payable	635,963

Total liabilities	13,596,144

Net Assets	$1,288,531,206

Composition of Net Assets
Capital stock, at par	$1,238
Additional paid-in capital	1,025,699,895
Distributable earnings	262,830,073

Net Assets	$1,288,531,206

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 12,380,020 shares outstanding)	$104.08

(a)	Includes securities on loan with a value of $6,472,980 (see Note E).

See notes to financial statements.

6 AB Disruptors ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $169,016)	$3,684,743
Affiliated issuers	658,327
Interest	10,421
Securities lending income, net	295,128	$4,648,619

Expenses
Advisory fee (see Note B)	5,079,497

Total expenses before bank overdraft expense	5,079,497
Bank overdraft expense	5,128

Total expenses	5,084,625
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(34,656)

Net expenses		5,049,969

Net investment loss		(401,350)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(21,653,147)
In-kind redemptions		67,383,363
Foreign currency transactions		(62,009)
Net change in unrealized appreciation (depreciation) of:
Investments		185,455,727
Foreign currency denominated assets and liabilities		11,290

Net gain on investment and foreign currency transactions		231,135,224

Net Increase in Net Assets from Operations		$230,733,874

See notes to financial statements.

ABFunds.com	AB Disruptors ETF 7

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(401,350)	$55,472
Net realized gain on investment and foreign currency transactions	45,668,207	27,004,194
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	185,467,017	80,392,187

Net increase in net assets from operations	230,733,874	107,451,853
Distribution to Shareholders	(8,952,609)	– 0	–
Capital Stock Transactions
Net increase	577,938,378	202,927,861
Other capital	21,766	17,646

Total increase	799,741,409	310,397,360
Net Assets
Beginning of period	488,789,797	178,392,437

End of period	$1,288,531,206	$488,789,797

See notes to financial statements.

8 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Disruptors ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs

ABFunds.com	AB Disruptors ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

10 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,274,256,834		$	– 0	–	$	– 0	–	$1,274,256,834
Short-Term Investments	19,836,418			– 0	–		– 0	–	19,836,418
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,601,253			– 0	–		– 0	–	6,601,253

Total Investments in Securities	1,300,694,505			– 0	–		– 0	–	1,300,694,505
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,300,694,505		$	– 0	–	$	– 0	–	$1,300,694,505

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

ABFunds.com	AB Disruptors ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received

12 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle

ABFunds.com	AB Disruptors ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $32,981.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$6,655		$590,946	$577,764	$19,837	$658
AB Government Money Market Portfolio*	– 0	–	41,212	34,611	6,601	12

Total					$26,438	$670

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,721,579,650		$1,526,061,515
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$539,919,544		$173,206,258
U.S. government securities	– 0	–	– 0	–

14 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,029,879,582

Gross unrealized appreciation	$299,499,242
Gross unrealized depreciation	(28,684,319)

Net unrealized appreciation	$270,814,923

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative

ABFunds.com	AB Disruptors ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

						AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$6,472,980	$6,601,253	$	– 0	–	$282,969	$12,159	$1,675

*	As of November 30, 2025.

16 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	8,470,000	3,370,000	$763,333,632	$248,296,848

Shares redeemed	(1,970,000)	(580,000)	(185,395,254)	(45,368,987)

Net increase	6,500,000	2,790,000	$577,938,378	$202,927,861

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

ABFunds.com	AB Disruptors ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Global Risk—The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed, less liquid and are subject to increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments. Because the Fund may invest to a significant extent in the information technology sector, the Fund’s performance largely depends on the general condition of that sector. Companies in the information technology sector could be affected by, among other things, changes in interest rates, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

18 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may

ABFunds.com	AB Disruptors ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

20 AB Disruptors ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$5,078,720	$	– 0	–
Net long-term capital gains	3,873,889

Total taxable distributions paid	$8,952,609	$	– 0	–

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,282,074
Undistributed capital gains	(9,270,665	)(a)
Unrealized appreciation (depreciation)	270,818,664	(b)

Total accumulated earnings (deficit)	$262,830,073

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $9,270,665.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $9,270,665, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and prior year post-financial statement adjustments resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Disruptors ETF 21

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended November 30, 2025		Year Ended November 30, 2024		March 22, 2023(a) to November 30, 2023

Net asset value, beginning of period	$ 83.13		$ 57.73		$ 50.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.05)		.01		(.01)

Net realized and unrealized gain on investment transactions	22.50		25.39		7.74

Net increase in net asset value from operations	22.45		25.40		7.73

Less: Dividends and Distributions

Dividends from net investment income	(0.0	)(d)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.50)		– 0	–	– 0	–

Total dividends and distributions	(1.50)		– 0	–	– 0	–

Net asset value, end of period	$ 104.08		$ 83.13		$ 57.73

Total Return

Total investment return based on net asset value(e)	27.47%		43.99%		15.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,288,531		$488,790		$178,392

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.65%		.65%		.65	%^

Expenses, before waivers/reimbursements	.65%		.65%		.65	%^

Net investment income (loss)(c)	(.05)%		.02%		(.04	)%^

Portfolio turnover rate(f)	196%		163%		90%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

22 AB Disruptors ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Disruptors ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Disruptors ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

ABFunds.com	AB Disruptors ETF 23

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

24 AB Disruptors ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2025. For individual shareholders, the Fund designates 27.37% of dividends paid as qualified dividend income. For corporate shareholders, 16.84% of dividends paid qualify for the dividends received deduction.

The fund designates $3,873,889 of dividends as long-term capital gain dividends.

The Fund designates $61 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Disruptors ETF 25

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Disruptors ETF (the “Fund”) at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

26 AB Disruptors ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 and calendar 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

ABFunds.com	AB Disruptors ETF 27

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended February 28, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider, concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed,

28 AB Disruptors ETF	ABFunds.com

and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was lower than the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Disruptors ETF 29

NOTES

30 AB Disruptors ETF	ABFunds.com

NOTES

ABFunds.com	AB Disruptors ETF 31

NOTES

32 AB Disruptors ETF	ABFunds.com

AB DISRUPTORS ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-DR-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB EMERGING MARKETS OPPORTUNITIES ETF

(NYSE Arca: EMOP)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 25.7%
Communications Equipment – 0.4%
Accton Technology Corp.	7,500	$244,942

Electronic Equipment, Instruments & Components – 2.9%
Delta Electronics, Inc.	53,200	1,579,812

IT Services – 2.0%
Infosys Ltd. (Sponsored ADR)	60,149	1,051,405

Semiconductors & Semiconductor Equipment – 12.8%
Realtek Semiconductor Corp.	20,200	335,326
SK hynix, Inc.	2,143	772,304
SK hynix, Inc. (GDR)(a)	740	267,140
Taiwan Semiconductor Manufacturing Co., Ltd.	119,400	5,478,286

		6,853,056

Technology Hardware, Storage & Peripherals – 7.6%
Asustek Computer, Inc.	44,400	850,228
Samsung Electronics Co., Ltd.	31,722	2,167,790
Samsung Electronics Co., Ltd. (GDR)(a)	597	1,032,810

		4,050,828

		13,780,043

Financials – 23.0%
Banks – 17.9%
Abu Dhabi Islamic Bank PJSC	54,542	295,516
Bank Polska Kasa Opieki SA	23,485	1,288,133
Emirates NBD Bank PJSC	114,913	763,407
Grupo Financiero Banorte SAB de CV	138,367	1,321,409
HDFC Bank Ltd. (ADR)	9,051	333,258
ICICI Bank Ltd. (Sponsored ADR)	58,748	1,834,700
Itau Unibanco Holding SA (Preference Shares)	142,000	1,106,618
Itau Unibanco Holding SA (Sponsored ADR) – Class H	74,230	578,994
Piraeus Financial Holdings SA(b)	62,801	515,288
State Bank of India (GDR)(a)	13,930	1,529,514

		9,566,837

Insurance – 5.1%
New China Life Insurance Co., Ltd. – Class H	61,800	368,152
People’s Insurance Co. Group of China Ltd. (The) – Class H	296,000	268,033
PICC Property & Casualty Co., Ltd. – Class H	572,000	1,297,462
Samsung Fire & Marine Insurance Co., Ltd.	2,515	823,427

		2,757,074

		12,323,911

ABFunds.com	AB Emerging Markets Opportunities ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 14.6%
Diversified Telecommunication Services – 0.7%
KT Corp. (Sponsored ADR)	21,352	$392,023

Entertainment – 3.0%
NetEase, Inc. – Class H	58,500	1,607,969

Interactive Media & Services – 8.2%
NAVER Corp.	2,671	443,153
Tencent Holdings Ltd. – Class H	50,400	3,958,539

		4,401,692

Wireless Telecommunication Services – 2.7%
TIM SA/Brazil	300,072	1,422,523

		7,824,207

Consumer Discretionary – 11.3%
Automobile Components – 0.7%
Huayu Automotive Systems Co., Ltd. – Class A	130,400	357,717

Automobiles – 2.6%
Kia Corp.	12,703	985,559
Mahindra & Mahindra Ltd. (Sponsored GDR)(a)	9,358	398,651

		1,384,210

Broadline Retail – 1.0%
Alibaba Group Holding Ltd. – Class H	28,600	556,527

Hotels, Restaurants & Leisure – 1.3%
OPAP SA	33,932	693,872

Household Durables – 3.1%
Hisense Visual Technology Co., Ltd. – Class A	69,900	255,834
Midea Group Co., Ltd. – Class A	123,900	1,397,698

		1,653,532

Specialty Retail – 1.9%
Pop Mart International Group Ltd. – Class H(a)	35,150	1,014,915

Textiles, Apparel & Luxury Goods – 0.7%
Bosideng International Holdings Ltd. – Class H	586,000	373,325

		6,034,098

Industrials – 6.8%
Construction & Engineering – 0.7%
Larsen & Toubro Ltd. (GDR)(a)	8,247	376,063

Electrical Equipment – 0.6%
Contemporary Amperex Technology Co., Ltd. – Class A	6,200	326,848

Machinery – 2.9%
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	2,220	618,910
Yutong Bus Co., Ltd. – Class A	213,300	937,354

		1,556,264

2 AB Emerging Markets Opportunities ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Passenger Airlines – 2.6%
Latam Airlines Group SA (ADR)(b)	28,574	$1,378,124

		3,637,299

Energy – 5.6%
Oil, Gas & Consumable Fuels – 5.6%
ORLEN SA	53,471	1,379,073
PetroChina Co., Ltd. – Class H	1,444,000	1,609,885

		2,988,958

Materials – 4.1%
Chemicals – 1.5%
Yunnan Yuntianhua Co., Ltd. – Class A	181,200	792,706

Metals & Mining – 2.6%
Gold Fields Ltd. (Sponsored ADR)	9,045	387,940
Zijin Mining Group Co., Ltd. – Class A	86,500	349,214
Zijin Mining Group Co., Ltd. – Class H	164,000	646,681

		1,383,835

		2,176,541

Real Estate – 3.6%
Real Estate Management & Development – 3.6%
Aldar Properties PJSC	39,047	86,645
Emaar Development PJSC	188,566	754,705
Emaar Properties PJSC	300,762	1,089,109

		1,930,459

Health Care – 2.8%
Pharmaceuticals – 2.8%
Dr. Reddy’s Laboratories Ltd. (ADR)	20,554	288,784
Sino Biopharmaceutical Ltd. – Class H	1,325,000	1,199,811

		1,488,595

Consumer Staples – 1.6%
Food Products – 1.6%
AVI Ltd.	52,737	319,332
Uni-President China Holdings Ltd. – Class H	489,000	520,052

		839,384

Total Common Stocks (cost $52,331,346)		53,023,495

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $430,229)	430,229	430,229

Total Investments – 99.9% (cost $52,761,575)		53,453,724
Other assets less liabilities – 0.1%		69,953

Net Assets – 100.0%		$53,523,677

ABFunds.com	AB Emerging Markets Opportunities ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Country Breakdown (% of Net Assets)

China	33.3%
Taiwan	15.9%
South Korea	14.0%
India	10.9%
Brazil	5.8%
United Arab Emirates	5.6%
Poland	5.0%
Chile	2.6%
Mexico	2.5%
Greece	2.2%
South Africa	1.3%
Short-Term Investments	0.8%
Other assets less liabilities	0.1%
Total	100.0%

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
MSCI Emerging Markets Index Futures	3	December 2025	$206,640	$850

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $4,619,093 or 8.6% of net assets.

(b)	Non-income producing security.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

See notes to financial statements.

4 AB Emerging Markets Opportunities ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $52,331,346)	$53,023,495
Affiliated issuers (cost $430,229)	430,229
Cash	3,395
Cash collateral due from broker	6,072
Foreign currencies, at value (cost $54,875)	55,372
Unaffiliated dividends receivable	30,088
Affiliated dividends receivable	2,391
Receivable for variation margin on futures	732
Receivable due from Adviser	197

Total assets	53,551,971

Liabilities
Advisory fee payable	28,294

Total liabilities	28,294

Net Assets	$53,523,677

Composition of Net Assets
Capital stock, at par	$135
Additional paid-in capital	52,882,423
Distributable earnings	641,119

Net Assets	$53,523,677

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,350,028 shares outstanding)	$39.65

See notes to financial statements.

ABFunds.com	AB Emerging Markets Opportunities ETF 5

STATEMENT OF OPERATIONS

For the Period from June 17, 2025(a) to November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $18,007)	$123,055
Affiliated issuers	4,265	$127,320

Expenses
Advisory fee (see Note B)	52,817

Total expenses	52,817
Less: expenses waived and reimbursed by the Adviser (see Note B)	(219)

Net expenses		52,598

Net investment income		74,722

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(79,710)
Futures		(5)
Foreign currency transactions		(47,380)
Net change in unrealized appreciation (depreciation) of:
Investments		692,149
Futures		850
Foreign currency denominated assets and liabilities		493

Net gain on investment and foreign currency transactions		566,397

Net Increase in Net Assets from Operations		$641,119

(a)	Commencement of operations.

See notes to financial statements.

6 AB Emerging Markets Opportunities ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	June 17, 2025(a) to November 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income	$74,722
Net realized loss on investment and foreign currency transactions	(127,095)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	693,492

Net increase in net assets from operations	641,119
Transactions in Shares of the Fund
Net increase	52,800,450
Other capital	82,108

Total increase	53,523,677
Net Assets
Beginning of period	– 0	–

End of period	$53,523,677

(a)	Commencement of Operations.

See notes to financial statements.

ABFunds.com	AB Emerging Markets Opportunities ETF 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Opportunities ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 17, 2025. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs

8 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market

ABFunds.com	AB Emerging Markets Opportunities ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$53,023,495		$	– 0	–	$	– 0	–	$53,023,495
Short-Term Investments	430,229			– 0	–		– 0	–	430,229

Total Investments in Securities	53,453,724			– 0	–		– 0	–	53,453,724
Other Financial Instruments(b):
Assets:
Futures	850			– 0	–		– 0	–	850	(c)
Liabilities	– 0	–		– 0	–		– 0	–	– 0	–

Total	$53,454,574		$	– 0	–	$	– 0	–	$53,454,574

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the

10 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

ABFunds.com	AB Emerging Markets Opportunities ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

12 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .70% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $219.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$18,425	$17,995	$430	$4

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,302,919		$2,974,175
U.S. government securities	– 0	–	– 0	–

During the period ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio

ABFunds.com	AB Emerging Markets Opportunities ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$6,082,310		$	– 0	–
U.S. government securities	– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$52,810,704

Gross unrealized appreciation	$1,842,913
Gross unrealized depreciation	(1,199,893)

Net unrealized appreciation	$643,020

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments

14 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended November 30, 2025, the Fund held futures for hedging purposes.

During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for variation margin on futures	$850	*

Total		$850

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.
This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(5)	$850

Total		$(5)	$850

ABFunds.com	AB Emerging Markets Opportunities ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$205,790	(a)

(a)	Positions were open for two months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

	Shares	Amount
	June 17, 2025(a) to November 30, 2025	June 17, 2025(a) to November 30, 2025

Shares sold	1,350,028	$52,800,450

Net increase	1,350,028	$52,800,450

(a)	Commencement of operations.

16 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, in adequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

ABFunds.com	AB Emerging Markets Opportunities ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

Country Concentration Risk—The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region, such as China. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market, the Chinese economy’s heavy dependence on exports, and the continuing importance of the role of the Chinese Government. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region typically involve more risk than investments in U.S. issuers because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund. In addition, the Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization,

18 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore investments by the Fund in those companies. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to various licenses and quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant adverse effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Fund.

ABFunds.com	AB Emerging Markets Opportunities ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and

20 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

ABFunds.com	AB Emerging Markets Opportunities ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the period ended November 30, 2025 were as follows:

2025
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions paid	$	– 0	–

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$74,038
Accumulated capital and other losses	(76,432	)(a)
Unrealized appreciation (depreciation)	643,513	(b)

Total accumulated earnings (deficit)	$641,119

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $76,432.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $76,432, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE H

Subsequent Events

At meetings held on August 5-6, 2025, the Board approved the reorganization of Sanford C. Bernstein Emerging Markets Portfolio (the” Acquired Portfolio”) into AB Emerging Markets Opportunities ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), a series of AB Active ETFs, Inc., an existing ETF (the “Acquisition”). The Acquisition occurred on January 23, 2026, and the Acquired Portfolio is the accounting survivor of the Acquisition.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

22 AB Emerging Markets Opportunities ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	June 17, 2025(a) to November 30, 2025

Net asset value, beginning of period	$35.00

Income From Investment Operations
Net investment gain(b)(c)	.18
Net realized and unrealized gain on investment and foreign currency transactions	4.47

Net decrease in net asset value from operations	4.65

Net asset value, end of period	$39.65

Total Return
Total investment return based on net asset value(d)	13.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,524
Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.70	%^

Expenses, before waivers/reimbursements	.70	%^

Net investment gain(c)	.99	%^
Portfolio turnover rate(e)	16%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB Emerging Markets Opportunities ETF 23

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Emerging Markets Opportunities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Opportunities ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from June 17, 2025 (commencement of operations) to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from June 17, 2025 (commencement of operations) to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we per-

24 AB Emerging Markets Opportunities ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

formed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Emerging Markets Opportunities ETF 25

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2025. For Individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $473 of distributions paid during the fiscal period ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2025, $16,043 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $141,045.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

26 AB Emerging Markets Opportunities ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Opportunities ETF (the “Fund”) for an initial two-year period at meetings held by video conference on March 12, 2025 and in-person on May 6-8, 2025 (the “Meetings”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Emerging Markets Opportunities ETF 27

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by

28 AB Emerging Markets Opportunities ETF	ABFunds.com

the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the Fund’s projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

ABFunds.com	AB Emerging Markets Opportunities ETF 29

services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

30 AB Emerging Markets Opportunities ETF	ABFunds.com

NOTES

ABFunds.com	AB Emerging Markets Opportunities ETF 31

NOTES

32 AB Emerging Markets Opportunities ETF	ABFunds.com

AB EMERGING MARKETS OPPORTUNITIES ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-EMO-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB High Yield ETF

(NYSE Arca: HYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 80.6%
Industrial – 71.3%
Basic – 4.4%
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030(a)	U.S.$	150	$152,869
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)		2,058	2,020,071
Arsenal AIC Parent LLC 11.50%, 10/01/2031(a)		1,672	1,840,772
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		281	42,103
11.175% (10.425% Cash or 11.175% PIK or 6.425% Cash and 4.75% PIK), 09/30/2029(a)(b)(c)		698	550,119
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		50	50,151
Celanese US Holdings LLC 6.879%, 07/15/2032(c)		206	210,211
Cerdia Finanz GmbH 9.375%, 10/03/2031(a)		200	206,394
Champion Iron Canada, Inc. 7.875%, 07/15/2032(a)		1,234	1,300,858
Clydesdale Acquisition Holdings, Inc. 8.75%, 04/15/2030(a)		506	506,658
Commercial Metals Co. 5.75%, 11/15/2033(a)		227	232,053
Compass Minerals International, Inc. 8.00%, 07/01/2030(a)		145	150,904
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		1,519	1,516,327
GPD Cos., Inc. 12.50% (12.50% Cash and 2.375% PIK), 12/31/2029(a)(b)		49	27,445
INEOS Finance PLC 7.25%, 03/31/2031(a)	EUR	355	366,787
INEOS Quattro Finance 2 PLC 6.75%, 04/15/2030(a)		141	133,806
Inversion Escrow Issuer LLC 6.75%, 08/01/2032(a)	U.S.$	327	319,777
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023(d)(e)(f)(g)(h)		60	– 0	–
Novelis Corp. 4.75%, 01/30/2030(a)		868	836,570
Olympus Water US Holding Corp. 7.25%, 06/15/2031(a)		410	410,890
Rain Carbon, Inc. 12.25%, 09/01/2029(a)		64	66,058

ABFunds.com	AB High Yield ETF 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)	U.S.$	408	$401,705
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		68	62,236
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		240	67,200
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		117	116,163
5.625%, 08/15/2029(a)		136	128,317
6.625%, 08/15/2032(a)		1,588	1,577,424

			13,293,868

Capital Goods – 6.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 5.00%, 01/30/2031(a)	EUR	177	207,227
6.00%, 06/15/2027(a)	U.S.$	238	240,911
6.25%, 01/30/2031(a)		213	216,681
Artera Services LLC 8.50%, 02/15/2031(a)		93	79,727
Bombardier, Inc. 6.00%, 02/15/2028(a)		302	302,794
7.25%, 07/01/2031(a)		413	439,787
7.45%, 05/01/2034(a)		337	377,332
7.50%, 02/01/2029(a)		121	126,329
7.875%, 04/15/2027(a)		7	7,000
8.75%, 11/15/2030(a)		1,007	1,086,976
Calderys Financing LLC 11.25%, 06/01/2028(a)		307	326,762
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028(a)		798	667,471
Clean Harbors, Inc. 6.375%, 02/01/2031(a)		294	302,426
Cornerstone Building Brands, Inc. 9.50%, 08/15/2029(a)		120	96,274
Dycom Industries, Inc. 4.50%, 04/15/2029(a)		91	89,934
EnerSys 4.375%, 12/15/2027(a)		80	79,442
Esab Corp. 6.25%, 04/15/2029(a)		1,298	1,337,316
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		438	431,824
Griffon Corp. 5.75%, 03/01/2028		408	408,865
Hillenbrand, Inc. 6.25%, 02/15/2029		176	180,451
LSB Industries, Inc. 6.25%, 10/15/2028(a)(c)		764	760,532

2 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Luna 2 5SARL 5.50%, 07/01/2032(a)	EUR	125	$146,641
Madison IAQ LLC 5.875%, 06/30/2029(a)	U.S.$	1,600	1,583,184
Maxam Prill SARL 7.75%, 07/15/2030(a)		483	492,568
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		1,358	1,289,801
Moog, Inc. 4.25%, 12/15/2027(a)		894	888,600
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		1,157	1,126,363
Reworld Holding Corp. 4.875%, 12/01/2029(a)		407	386,048
Spirit AeroSystems, Inc. 9.375%, 11/30/2029(a)		197	206,945
Terex Corp. 5.00%, 05/15/2029(a)		178	177,014
TransDigm, Inc. 4.625%, 01/15/2029		1,229	1,214,338
6.375%, 03/01/2029(a)		2,195	2,263,594
6.75%, 08/15/2028(a)		690	705,152
6.875%, 12/15/2030(a)		916	955,278
WESCO Distribution, Inc. 7.25%, 06/15/2028(a)		124	125,859

			19,327,446

Communications - Media – 6.7%
AMC Networks, Inc. 10.25%, 01/15/2029(a)		184	193,156
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		617	604,666
Clear Channel Outdoor Holdings, Inc. 7.125%, 02/15/2031(a)		445	463,392
CSC Holdings LLC 4.50%, 11/15/2031(a)		199	112,829
4.625%, 12/01/2030(a)		1,536	547,953
5.375%, 02/01/2028(a)		298	215,692
5.50%, 04/15/2027(a)		356	307,100
5.75%, 01/15/2030(a)		400	148,096
6.50%, 02/01/2029(a)		351	219,628
7.50%, 04/01/2028(a)		200	119,480
11.25%, 05/15/2028(a)		449	348,078
11.75%, 01/31/2029(a)		305	212,637
DIRECTV Financing LLC 8.875%, 02/01/2030(a)		140	139,132
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		410	410,951

ABFunds.com	AB High Yield ETF 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.00%, 02/15/2031(a)	U.S.$	725	$720,650
Discovery Communications LLC 3.625%, 05/15/2030		442	409,871
4.125%, 05/15/2029		544	529,007
DISH DBS Corp. 5.125%, 06/01/2029		941	791,099
5.25%, 12/01/2026(a)		1,276	1,245,363
5.75%, 12/01/2028(a)		447	431,654
7.375%, 07/01/2028		462	430,552
EW Scripps Co. (The) 9.875%, 08/15/2030(a)		201	202,162
Gray Media, Inc. 4.75%, 10/15/2030(a)		185	143,534
5.375%, 11/15/2031(a)		17	12,789
7.25%, 08/15/2033(a)		311	312,829
9.625%, 07/15/2032(a)		676	702,709
iHeartCommunications, Inc. 9.125%, 05/01/2029(a)		232	214,290
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		654	414,237
6.75%, 10/15/2027(a)		400	271,792
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		1,144	1,145,213
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		1,082	1,054,073
National CineMedia, Inc. 5.75%, 08/15/2026(e)(f)(h)(i)		21	– 0	–
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		1,552	1,546,583
Paramount Global 6.375%, 03/30/2062		385	377,385
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		142	125,393
8.125%, 02/15/2033(a)		443	461,163
Snap, Inc. 6.875%, 03/15/2034(a)		377	386,365
Summer BC Holdco B SARL 5.875%, 02/15/2030(a)	EUR	113	119,002
Veritiv Operating Co. 10.50%, 11/30/2030(a)	U.S.$	199	214,176
Versant Media Group, Inc. 7.25%, 01/30/2031(a)		1,302	1,336,815
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		1,644	1,503,438
5.05%, 03/15/2042		1,541	1,232,800
5.141%, 03/15/2052		147	110,306

			20,488,040

4 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.3%
Altice Financing SA 5.75%, 08/15/2029(a)	U.S.$	261	$178,258
Altice France Lux 3/Altice Holdings 1 10.00%, 01/15/2033(g)		50	48,397
Altice France SA 6.50%, 04/15/2032(a)		493	479,295
6.875%, 10/15/2030(a)		512	505,366
6.875%, 07/15/2032(a)		570	554,733
9.50%, 11/01/2029(a)		273	280,725
APLD ComputeCo LLC 9.25%, 12/15/2030(a)		240	231,386
Cogent Communications Group LLC/Cogent Finance, Inc. 7.00%, 06/15/2027(a)		150	148,394
Connect Finco SARL/Connect US Finco LLC 9.00%, 09/15/2029(a)		200	212,716
EchoStar Corp. 6.75% (6.75% Cash or 6.75% PIK), 11/30/2030(b)(c)		746	775,175
10.75%, 11/30/2029		689	760,040
Fibercop SpA 6.00%, 09/30/2034(a)		640	603,507
7.20%, 07/18/2036(a)		564	560,577
7.721%, 06/04/2038(a)		405	408,536
Series 2033 6.375%, 11/15/2033(a)		200	196,006
GCI LLC 4.75%, 10/15/2028(a)		200	194,064
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	164,973
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	200	184,344
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%, 10/01/2031(a)		456	474,030

			6,960,522

Consumer Cyclical - Automotive – 3.7%
Adient Global Holdings Ltd. 8.25%, 04/15/2031(a)		928	976,599
Allison Transmission, Inc. 5.875%, 12/01/2033(a)		232	234,160
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		974	861,045
Clarios Global LP/Clarios US Finance Co. 6.75%, 09/15/2032(a)		593	610,446
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(d)(e)(f)(g)(h)(i)		32	– 0	–

ABFunds.com	AB High Yield ETF 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exide Technologies (First Lien) 11.00%, 10/31/2024(d)(e)(f)(g)(h)(i)	U.S.$	13	$	– 0	–
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		676		658,133
5.25%, 07/15/2031		528		498,221
5.625%, 04/30/2033		502		474,254
6.625%, 07/15/2030		382		388,525
IHO Verwaltungs GmbH 6.75% (6.75% Cash or 7.50% PIK), 11/15/2029(a)(b)	EUR	144		176,408
7.75% (7.75% Cash or 8.50% PIK), 11/15/2030(a)(b)	U.S.$	200		207,990
JB Poindexter & Co., Inc. 8.75%, 12/15/2031(a)		150		156,671
New Flyer Holdings, Inc. 9.25%, 07/01/2030(a)		102		109,349
Nissan Motor Acceptance Co. LLC 2.75%, 03/09/2028(a)		211		198,397
6.125%, 09/30/2030(a)		153		151,670
7.05%, 09/15/2028(a)		1,767		1,821,865
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		1,062		996,761
8.125%, 07/17/2035(a)		606		642,003
PM General Purchaser LLC 9.50%, 10/01/2028(a)		873		735,599
Tenneco, Inc. 8.00%, 11/17/2028(a)		814		814,041
Titan International, Inc. 7.00%, 04/30/2028		17		17,085
ZF North America Capital, Inc. 7.125%, 04/14/2030(a)		464		459,805

				11,189,027

Consumer Cyclical - Entertainment – 1.8%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		755		743,532
Lindblad Expeditions LLC 7.00%, 09/15/2030(a)		1,277		1,310,662
Live Nation Entertainment, Inc. 3.75%, 01/15/2028(a)		232		227,230
6.50%, 05/15/2027(a)		262		264,845
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		552		545,232
Patrick Industries, Inc. 6.375%, 11/01/2032(a)		162		166,154
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		1,161		1,122,141

6 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)	U.S.$	869	$828,035
Viking Cruises Ltd. 7.00%, 02/15/2029(a)		50	50,252
9.125%, 07/15/2031(a)		121	129,747

			5,387,830

Consumer Cyclical - Other – 6.6%
Affinity Interactive 6.875%, 12/15/2027(a)		59	25,451
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(a)		438	453,448
AmeriTex HoldCo Intermediate LLC 7.625%, 08/15/2033(a)		634	667,463
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		1,187	1,105,702
Builders FirstSource, Inc. 5.00%, 03/01/2030(a)		1,667	1,659,782
Caesars Entertainment, Inc. 4.625%, 10/15/2029(a)		533	504,932
6.00%, 10/15/2032(a)		224	213,765
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		222	150,594
Churchill Downs, Inc. 5.50%, 04/01/2027(a)		106	106,151
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	220	264,977
CP Atlas Buyer, Inc. 9.75%, 07/15/2030(a)	U.S.$	790	798,785
Full House Resorts, Inc. 8.25%, 02/15/2028(a)		62	53,762
Great Canadian Gaming Corp./Raptor LLC 8.75%, 11/15/2029(a)		1,469	1,478,828
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		736	683,928
3.75%, 05/01/2029(a)		729	708,165
5.75%, 05/01/2028(a)		11	11,035
5.875%, 04/01/2029(a)		419	429,002
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 4.875%, 07/01/2031(a)		562	520,704
5.00%, 06/01/2029(a)		1,093	1,052,297
6.625%, 01/15/2032(a)		115	116,955
Jacobs Entertainment, Inc. 6.75%, 02/15/2029(a)		100	96,429
K Hovnanian Enterprises, Inc. 8.00%, 04/01/2031(a)		189	194,891

ABFunds.com	AB High Yield ETF 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)	U.S.$	1,258	$1,195,477
6.50%, 10/01/2033(a)		249	236,871
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC 8.25%, 04/15/2030(a)		311	323,745
11.875%, 04/15/2031(a)		290	303,401
Standard Building Solutions, Inc. 6.25%, 08/01/2033(a)		266	272,975
6.50%, 08/15/2032(a)		365	376,735
Standard Industries, Inc./NY 3.375%, 01/15/2031(a)		327	299,924
4.375%, 07/15/2030(a)		700	679,161
4.75%, 01/15/2028(a)		779	776,328
Station Casinos LLC 4.50%, 02/15/2028(a)		1,577	1,560,962
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		284	290,171
Thor Industries, Inc. 4.00%, 10/15/2029(a)		295	282,510
Travel & Leisure Co. 4.50%, 12/01/2029(a)		478	466,413
4.625%, 03/01/2030(a)		12	11,698
6.00%, 04/01/2027(c)		55	55,768
6.625%, 07/31/2026(a)		473	476,240
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		1,349	1,329,439

			20,234,864

Consumer Cyclical - Restaurants – 1.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		70	67,780
3.875%, 01/15/2028(a)		778	769,209
4.00%, 10/15/2030(a)		366	349,215
4.375%, 01/15/2028(a)		1,363	1,352,628
5.625%, 09/15/2029(a)		271	276,206
BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc. 9.50%, 07/01/2032(a)		104	101,382
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/2029(a)		404	389,286
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	21,185

			3,326,891

Consumer Cyclical - Retailers – 6.2%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		1,888	1,927,478

8 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.375%, 08/01/2033(a)	U.S.$	267	$271,819
Arko Corp. 5.125%, 11/15/2029(a)		76	63,412
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		1,526	1,495,160
5.00%, 02/15/2032(a)		185	180,118
Beach Acquisition Bidco LLC 5.25%, 07/15/2032(a)	EUR	229	272,113
Boots Group Finco LP 5.375%, 08/31/2032(a)		421	502,737
Carvana Co. 5.50%, 04/15/2027(a)	U.S.$	39	38,547
9.00%, 06/01/2030(a)(b)(c)		824	861,434
9.00%, 06/01/2031(a)(b)(c)		1,093	1,231,693
Champ Acquisition Corp. 8.375%, 12/01/2031(a)		68	72,370
FirstCash, Inc. 4.625%, 09/01/2028(a)		515	510,895
Gap, Inc. (The) 3.625%, 10/01/2029(a)		338	321,076
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(a)		318	305,369
8.75%, 01/15/2032(a)		668	637,205
11.50%, 08/15/2029(a)		255	263,795
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		833	814,941
6.375%, 01/15/2030(a)		597	613,418
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		1,703	1,677,200
Michaels Cos., Inc. (The) 5.25%, 05/01/2028(a)		127	120,453
7.875%, 05/01/2029(a)		153	139,158
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		411	385,756
Park River Holdings, Inc. 8.00%, 03/15/2031(a)		152	157,204
Penske Automotive Group, Inc. 3.75%, 06/15/2029		1,115	1,077,569
PetSmart LLC/PetSmart Finance Corp. 7.50%, 09/15/2032(a)		748	753,438
10.00%, 09/15/2033(a)		498	509,339
QXO Building Products, Inc. 6.75%, 04/30/2032(a)		793	830,255
Saks Global Enterprises LLC 11.00%, 12/15/2029(a)		97	34,015
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		87	85,047
4.875%, 11/15/2031(a)		100	96,312

ABFunds.com	AB High Yield ETF 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Specialty Building Products Holdings LLC/SBP Finance Corp. 7.75%, 10/15/2029(a)	U.S.$	766	$758,263
Staples, Inc. 10.75%, 09/01/2029(a)		1,120	1,107,075
12.75%, 01/15/2030(a)		254	200,960
VF Corp. 2.95%, 04/23/2030		91	81,739
White Cap Supply Holdings LLC 7.375%, 11/15/2030(a)		206	210,052
William Carter Co. (The) 7.375%, 02/15/2031(a)		396	403,972
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		89	81,681

			19,093,068

Consumer Non-Cyclical – 9.7%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(a)		150	145,728
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		874	839,940
5.875%, 02/15/2028(a)		985	987,581
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		832	868,442
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	58,793
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		261	237,291
11.00%, 09/30/2028(a)		1,530	1,611,365
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		155	139,171
5.25%, 05/15/2030(a)		1,286	1,215,450
6.00%, 01/15/2029(a)		20	20,107
6.875%, 04/15/2029(a)		423	388,682
10.875%, 01/15/2032(a)		353	381,536
CVS Health Corp. 6.75%, 12/10/2054		33	34,109
7.00%, 03/10/2055		495	522,091
Embecta Corp. 5.00%, 02/15/2030(a)		1,244	1,184,052
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		747	667,743
Genmab A/S/Genmab Finance LLC 6.25%, 12/15/2032(a)		748	768,824
7.25%, 12/15/2033(a)		263	275,314
Grifols SA 3.875%, 10/15/2028(a)	EUR	312	356,595
4.75%, 10/15/2028(a)	U.S.$	1,003	981,556

10 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gruppo San Donato SpA 6.50%, 10/31/2031(a)	EUR	335	$395,860
IQVIA, Inc. 5.00%, 10/15/2026(a)	U.S.$	400	399,692
5.00%, 05/15/2027(a)		197	197,024
Kedrion SpA 6.50%, 09/01/2029(a)		350	343,000
LifePoint Health, Inc. 9.875%, 08/15/2030(a)		632	680,411
10.00%, 06/01/2032(a)		80	84,682
11.00%, 10/15/2030(a)		1,146	1,264,279
Medline Borrower LP 3.875%, 04/01/2029(a)		1,064	1,034,942
Mehilainen Yhtiot Oy 5.125%, 06/30/2032(a)	EUR	261	307,729
ModivCare, Inc. 5.00%, 10/01/2029(c)(f)(g)(j)	U.S.$	459	574
5.00%, 10/01/2029(f)(g)(j)		13	41
MPH Acquisition Holdings LLC 5.75%, 12/31/2030(a)		291	256,071
6.75% (6.00% Cash and 0.75% PIK), 03/31/2031(a)(b)(c)		302	263,692
11.50% (6.50% Cash and 5.00% PIK), 12/31/2030(a)(b)(c)		141	150,817
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		111	118,252
Newell Brands, Inc. 8.50%, 06/01/2028(a)		247	257,636
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		865	845,615
5.125%, 04/30/2031(a)		649	544,057
7.875%, 05/15/2034(a)		440	371,276
Owens & Minor, Inc. 6.625%, 04/01/2030(a)		88	56,354
Paradigm Parent LLC & Paradigm Parent CO-Issuer, Inc. 8.75%, 04/17/2032(a)		1,385	1,312,398
Performance Food Group, Inc. 5.50%, 10/15/2027(a)		373	373,343
Perrigo Finance Unlimited Co. 4.90%, 06/15/2030(c)		315	303,578
Post Holdings, Inc. 6.25%, 02/15/2032(a)		490	506,400
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(a)		208	213,560
Tenet Healthcare Corp. 4.25%, 06/01/2029		1,859	1,824,441
4.375%, 01/15/2030		797	780,885

ABFunds.com	AB High Yield ETF 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 11/15/2032(a)	U.S.$	674	$684,845
6.00%, 11/15/2033(a)		215	221,979
US Foods, Inc. 4.75%, 02/15/2029(a)		1,838	1,828,902
6.875%, 09/15/2028(a)		208	215,234
Whirlpool Corp. 6.125%, 06/15/2030		1,818	1,841,507
6.50%, 06/15/2033		226	224,536

			29,587,982

Energy – 10.8%
Aethon United BR LP/Aethon United Finance Corp. 7.50%, 10/01/2029(a)		191	199,557
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		1,348	1,353,176
5.75%, 01/15/2028(a)		199	199,306
6.625%, 02/01/2032(a)		78	80,883
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, 06/30/2029(a)		132	132,457
Baytex Energy Corp. 8.50%, 04/30/2030(a)		248	261,615
BKV Upstream Midstream LLC 7.50%, 10/15/2030(a)		104	104,861
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		491	512,182
Buckeye Partners LP 4.50%, 03/01/2028(a)		996	991,399
6.75%, 02/01/2030(a)		188	196,954
California Resources Corp. 8.25%, 06/15/2029(a)		246	257,614
Caturus Energy LLC 8.50%, 02/15/2030(a)		91	94,049
Chord Energy Corp. 6.00%, 10/01/2030(a)		269	271,238
CITGO Petroleum Corp. 8.375%, 01/15/2029(a)		227	236,788
Civitas Resources, Inc. 8.375%, 07/01/2028(a)		572	591,088
8.625%, 11/01/2030(a)		858	898,704
8.75%, 07/01/2031(a)		179	186,547
9.625%, 06/15/2033(a)		459	495,775
CNX Resources Corp. 7.375%, 01/15/2031(a)		334	346,909
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		197	195,781

12 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crescent Energy Finance LLC 7.375%, 01/15/2033(a)	U.S.$	448	$424,359
7.625%, 04/01/2032(a)		28	27,290
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.375%, 06/30/2033(a)		378	387,635
8.625%, 03/15/2029(a)		1,177	1,234,649
Excelerate Energy LP 8.00%, 05/15/2030(a)		497	528,619
Genesis Energy LP/Genesis Energy Finance Corp. 7.875%, 05/15/2032		441	455,288
8.00%, 05/15/2033		796	821,974
Global Partners LP/GLP Finance Corp. 8.25%, 01/15/2032(a)		954	1,001,185
Harvest Midstream I LP 7.50%, 09/01/2028(a)		354	359,218
7.50%, 05/15/2032(a)		932	969,793
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,596	1,568,309
6.00%, 04/15/2030(a)		81	78,423
6.00%, 02/01/2031(a)		324	305,360
6.25%, 04/15/2032(a)		43	40,481
6.875%, 05/15/2034(a)		214	200,794
8.375%, 11/01/2033(a)		74	75,942
ITT Holdings LLC 6.50%, 08/01/2029(a)		1,445	1,403,514
Kraken Oil & Gas Partners LLC 7.625%, 08/15/2029(a)		68	67,071
Matador Resources Co. 6.875%, 04/15/2028(a)		611	625,615
Nabors Industries, Inc. 9.125%, 01/31/2030(a)		223	233,869
NFE Financing LLC 12.00%, 11/15/2029(a)(f)(j)		1,412	357,516
NuStar Logistics LP 5.625%, 04/28/2027		1,036	1,047,489
6.00%, 06/01/2026		286	286,709
6.375%, 10/01/2030		29	30,385
PBF Holding Co. LLC/PBF Finance Corp. 7.875%, 09/15/2030(a)		39	38,423
9.875%, 03/15/2030(a)		357	375,253
SM Energy Co. 6.75%, 08/01/2029(a)		1,646	1,642,543
Sunoco LP 4.625%, 05/01/2030(a)		347	338,346
5.625%, 03/15/2031(a)		376	378,388
6.625%, 08/15/2032(a)		245	252,811
7.00%, 05/01/2029(a)		613	638,066

ABFunds.com	AB High Yield ETF 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.875%, 09/18/2030(a)(k)	U.S.$	261	$266,272
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16	16,060
6.00%, 04/15/2027		888	888,284
Superior Plus LP/Superior General Partner, Inc. 4.50%, 03/15/2029(a)		117	113,209
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/2028(a)		1	1,000
7.375%, 02/15/2029(a)		290	300,776
Talos Production, Inc. 9.00%, 02/01/2029(a)		55	57,301
9.375%, 02/01/2031(a)		1,361	1,433,990
TerraForm Power Operating LLC 4.75%, 01/15/2030(a)		300	288,420
TGNR Intermediate Holdings LLC 5.50%, 10/15/2029(a)		150	146,888
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		81	83,218
Transocean International Ltd. 7.875%, 10/15/2032(a)		116	121,030
8.75%, 02/15/2030(a)		200	208,765
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		315	322,620
8.375%, 06/01/2031(a)		140	140,329
9.00%, 09/30/2029(a)(k)		375	318,724
9.875%, 02/01/2032(a)		2,756	2,869,768
Vermilion Energy, Inc. 6.875%, 05/01/2030(a)		32	31,341
Viridien 10.00%, 10/15/2030(a)		200	210,406
Vital Energy, Inc. 7.875%, 04/15/2032(a)		842	816,993
WBI Operating LLC 6.25%, 10/15/2030(a)		311	311,386
Weatherford International Ltd. 6.75%, 10/15/2033(a)		296	302,968
Wildfire Intermediate Holdings LLC 7.50%, 10/15/2029(a)		78	79,080

			33,131,028

Other Industrial – 1.4%
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	173,272
Clue Opco LLC 9.50%, 10/15/2031(a)	U.S.$	152	157,708
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		603	600,238

14 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pachelbel Bidco SpA 6.324% (EURIBOR 3 Month + 4.25%), 05/17/2031(a)(l)	EUR	100	$117,246
7.125%, 05/17/2031(a)		125	154,462
RB Global Holdings, Inc. 7.75%, 03/15/2031(a)	U.S.$	337	353,213
Resideo Funding, Inc. 6.50%, 07/15/2032(a)		1,308	1,340,242
Steelcase, Inc. 5.125%, 01/18/2029		88	86,265
Stena International SA 7.25%, 01/15/2031(a)		400	407,988
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		813	799,472

			4,190,106

Services – 4.7%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		1,026	1,081,681
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		1,398	1,373,054
4.875%, 06/01/2028(a)	GBP	100	128,465
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	1,577	1,434,644
Belron UK Finance PLC 5.75%, 10/15/2029(a)		1,393	1,417,155
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		1,689	1,596,527
Deepocean Ltd. 6.00%, 04/08/2031(a)	EUR	221	260,447
Engineering - Ingegneria Informatica - SpA 7.75% (EURIBOR 3 Month + 5.75%), 02/15/2030(a)(l)		103	121,219
8.625%, 02/15/2030(a)		119	147,334
Garda World Security Corp. 6.00%, 06/01/2029(a)	U.S.$	1,007	983,789
6.50%, 01/15/2031(a)		207	212,574
8.25%, 08/01/2032(a)		518	529,935
8.375%, 11/15/2032(a)		124	127,148
ION Platform Finance US, Inc./ION Platform Finance SARL 8.75%, 05/01/2029(a)		200	198,910
Matthews International Corp. 8.625%, 10/01/2027(a)		104	107,434
Monitronics International, Inc. 9.125%, 04/01/2020(d)(e)(f)(h)(i)		14	– 0	–

ABFunds.com	AB High Yield ETF 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	U.S.$	1,368	$1,336,632
5.75%, 04/15/2026(a)		182	182,588
Rakuten Group, Inc. 9.75%, 04/15/2029(a)		542	600,720
Sabre GLBL, Inc. 10.75%, 11/15/2029(a)		541	476,415
11.125%, 07/15/2030(a)		927	801,540
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 5.50%, 05/15/2033(a)	EUR	412	494,208
Sotheby’s 7.375%, 10/15/2027(a)	U.S.$	386	383,271
Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	178	213,087
TriNet Group, Inc. 3.50%, 03/01/2029(a)	U.S.$	188	177,871

			14,386,648

Technology – 2.6%
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	206	240,159
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)	U.S.$	28	27,801
Cloud Software Group, Inc. 6.50%, 03/31/2029(a)		1,465	1,477,936
8.25%, 06/30/2032(a)		436	460,516
9.00%, 09/30/2029(a)		400	413,056
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028(a)		72	72,301
Dye & Durham Ltd. 8.625%, 04/15/2029(a)		105	96,225
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)		120	122,179
Gen Digital, Inc. 6.75%, 09/30/2027(a)		1,446	1,471,941
GoTo Group, Inc. 5.50%, 05/01/2028(a)		218	149,280
IPD 3 BV 5.50%, 06/15/2031(a)	EUR	159	186,389
Open Text Corp. 3.875%, 02/15/2028(a)	U.S.$	593	579,580
3.875%, 12/01/2029(a)		91	86,284
Pagaya US Holdings Co. LLC 8.875%, 08/01/2030(a)		200	180,190
Playtika Holding Corp. 4.25%, 03/15/2029(a)		739	668,300

16 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rackspace Finance LLC 3.50%, 05/15/2028(a)	U.S.$	526	$212,324
Rackspace Technology Global, Inc. 5.375%, 12/01/2028(a)		109	25,872
Rocket Software, Inc. 9.00%, 11/28/2028(a)		217	223,584
TeamSystem SpA 5.00%, 07/01/2031(a)	EUR	322	375,764
TTM Technologies, Inc. 4.00%, 03/01/2029(a)	U.S.$	91	88,518
Viasat, Inc. 6.50%, 07/15/2028(a)		22	21,484
7.50%, 05/30/2031(a)		60	56,946
Virtusa Corp. 7.125%, 12/15/2028(a)		50	48,175
Western Digital Corp. 4.75%, 02/15/2026		187	186,968
WULF Compute LLC 7.75%, 10/15/2030(a)		334	345,313

			7,817,085

Transportation - Airlines – 0.9%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		648	656,573
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		47	47,537
5.75%, 04/20/2029(a)		1,930	1,950,361
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)		189	186,617

			2,841,088

Transportation - Services – 2.1%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.375%, 05/21/2030(a)	EUR	158	188,851
Alta Equipment Group, Inc. 9.00%, 06/01/2029(a)	U.S.$	50	44,406
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		1,004	977,153
5.375%, 03/01/2029(a)		890	863,433
5.75%, 07/15/2027(a)		6	5,991
8.375%, 06/15/2032(a)		103	106,020
Beacon Mobility Corp. 7.25%, 08/01/2030(a)		1,044	1,092,494
Danaos Corp. 6.875%, 10/15/2032(a)		259	263,670
Dcli Bidco LLC 7.75%, 11/15/2029(a)		140	137,326

ABFunds.com	AB High Yield ETF 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Edge Finco PLC 8.125%, 08/15/2031(a)	GBP	134	$186,886
FTAI Aviation Investors LLC 7.00%, 05/01/2031(a)	U.S.$	289	301,988
Hertz Corp. (The) 4.625%, 12/01/2026(a)		284	276,173
12.625%, 07/15/2029(a)		170	170,093
Kapla Holding SAS 5.00%, 04/30/2031(a)	EUR	359	421,921
NESCO Holdings II, Inc. 5.50%, 04/15/2029(a)	U.S.$	168	166,345
PROG Holdings, Inc. 6.00%, 11/15/2029(a)		918	902,431
Rand Parent LLC 8.50%, 02/15/2030(a)		179	184,153
United Rentals North America, Inc. 4.00%, 07/15/2030		204	197,072
Upbound Group, Inc. 6.375%, 02/15/2029(a)		82	80,498

			6,566,904

			217,822,397

Financial Institutions – 7.4%
Banking – 0.4%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(k)		28	25,836
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	150,959
Bread Financial Holdings, Inc. 6.75%, 05/15/2031(a)		569	580,892
8.375%, 06/15/2035(a)		243	248,193
Credit Acceptance Corp. 6.625%, 03/15/2030(a)		197	196,784
Freedom Mortgage Corp. 12.25%, 10/01/2030(a)		29	32,173

			1,234,837

Brokerage – 1.4%
AG Issuer LLC 6.25%, 03/01/2028(a)		269	269,167
Aretec Group, Inc. 7.50%, 04/01/2029(a)		101	101,613
10.00%, 08/15/2030(a)		640	694,278
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	11,003
9.125%, 01/31/2030(a)		322	343,201
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/2029(a)		1,990	1,956,747

18 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.125%, 04/30/2031(a)	U.S.$	464	$488,810
Osaic Holdings, Inc. 6.75%, 08/01/2032(a)		20	20,714
8.00%, 08/01/2033(a)		189	194,334
StoneX Group, Inc. 7.875%, 03/01/2031(a)		201	212,919

			4,292,786

Finance – 3.4%
Burford Capital Global Finance LLC 9.25%, 07/01/2031(a)		575	598,000
CNG Holdings, Inc. 16.50% (16.50% Cash or 17.50% PIK), 06/30/2031(a)(b)(e)(h)		30	27,144
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		817	761,080
Enova International, Inc. 9.125%, 08/01/2029(a)		1,362	1,438,572
11.25%, 12/15/2028(a)		119	125,998
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029(a)		62	65,333
GGAM Finance Ltd. 8.00%, 06/15/2028(a)		512	542,167
goeasy Ltd. 6.875%, 05/15/2030(a)		88	84,248
7.625%, 07/01/2029(a)		317	314,363
9.25%, 12/01/2028(a)		83	85,479
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		1,650	1,565,652
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		202	199,138
Navient Corp. 5.625%, 08/01/2033		1,832	1,650,431
9.375%, 07/25/2030		373	412,590
11.50%, 03/15/2031		65	72,626
Phoenix Aviation Capital Ltd. 9.25%, 07/15/2030(a)		1,204	1,279,443
Planet Financial Group LLC 10.50%, 12/15/2029(a)		122	127,807
Rfna LP 7.875%, 02/15/2030(a)		458	463,743
Stonebriar ABF Issuer LLC 8.125%, 12/15/2030(a)		510	518,884
Terawulf, Inc. Zero Coupon, 05/01/2032(a)(m)		17	17,269

			10,349,967

ABFunds.com	AB High Yield ETF 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Services – 1.1%
1261229 BC Ltd. 10.00%, 04/15/2032(a)	U.S.$	684	$708,077
Cipher Compute LLC 7.125%, 11/15/2030(a)		664	674,677
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		200	189,210
Encore Capital Group, Inc. 9.25%, 04/01/2029(a)		1,130	1,193,472
Jefferson Capital Holdings LLC 8.25%, 05/15/2030(a)		172	180,032
PRA Group, Inc. 8.875%, 01/31/2030(a)		252	261,173
Titanium 2l Bondco SARL 6.25%, 01/14/2031(b)	EUR	109	29,192

			3,235,833

Insurance – 0.5%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)	U.S.$	162	160,004
8.25%, 02/01/2029(a)		109	113,449
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 04/15/2028(a)		60	61,102
AmWINS Group, Inc. 6.375%, 02/15/2029(a)		407	418,734
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves 7.875%, 11/01/2029(a)		151	152,338
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	202	240,939
Ardonagh Group Finance Ltd. 8.875%, 02/15/2032(a)	U.S.$	289	298,580
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC 8.125%, 02/15/2032(a)		190	192,058

			1,637,204

REITs – 0.6%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)	EUR	111	128,828
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)	U.S.$	2	1,997
Five Point Operating Co. LP 8.00%, 10/01/2030(a)		297	310,332
Howard Hughes Corp. (The) 4.125%, 02/01/2029(a)		418	406,238

20 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hunt Cos., Inc. 5.25%, 04/15/2029(a)	U.S.$	83	$81,123
Rithm Capital Corp. 8.00%, 04/01/2029(a)		106	108,320
RLJ Lodging Trust LP 4.00%, 09/15/2029(a)		107	101,180
Service Properties Trust 8.375%, 06/15/2029		302	296,736
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 8.625%, 06/15/2032(a)		328	317,265

			1,752,019

			22,502,646

Utility – 1.9%
Electric – 1.9%
Calpine Corp. 4.50%, 02/15/2028(a)		1,207	1,205,069
5.125%, 03/15/2028(a)		745	747,779
ContourGlobal Power Holdings SA 6.75%, 02/28/2030(a)		211	217,436
NRG Energy, Inc. 3.375%, 02/15/2029(a)		641	613,597
5.75%, 07/15/2029(a)		647	650,209
10.25%, 03/15/2028(a)(k)		47	51,333
Vistra Corp. 7.00%, 12/15/2026(a)(k)		28	28,362
8.00%, 10/15/2026(a)(k)		29	29,632
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		1,852	1,827,387
5.625%, 02/15/2027(a)		413	413,363
6.875%, 04/15/2032(a)		184	193,478

			5,977,645

Total Corporates - Non-Investment Grade (cost $245,413,849)			246,302,688

CORPORATES - INVESTMENT GRADE – 12.3%
Industrial – 8.5%
Basic – 0.1%
Glencore Funding LLC 5.634%, 04/04/2034(a)		137	143,602
Huntsman International LLC 4.50%, 05/01/2029		278	266,099

			409,701

ABFunds.com	AB High Yield ETF 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	U.S.$	1,159	$931,558
5.375%, 04/01/2038		97	90,050
5.375%, 05/01/2047		82	68,769
Cox Communications, Inc. 5.80%, 12/15/2053(a)		929	807,152
Meta Platforms, Inc. 5.50%, 11/15/2045		493	492,798
5.75%, 11/15/2065		508	505,257
Paramount Global 4.375%, 03/15/2043		497	375,817
4.95%, 05/19/2050		783	609,346
6.875%, 04/30/2036		182	191,102
Time Warner Cable LLC 7.30%, 07/01/2038		104	110,637

			4,182,486

Communications - Telecommunications – 0.1%
TELUS Corp. 6.625%, 10/15/2055		259	265,814

Consumer Cyclical - Automotive – 0.6%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		570	585,065
Ford Motor Co. 3.25%, 02/12/2032		212	186,450
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200	197,358
2.90%, 02/10/2029		150	140,303
4.95%, 05/28/2027		200	200,440
6.532%, 03/19/2032		430	450,756
Phinia, Inc. 6.75%, 04/15/2029(a)		197	203,749

			1,964,121

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(a)		425	417,745
5.75%, 03/15/2030(a)		377	387,338

			805,083

Consumer Cyclical - Other – 0.7%
Flutter Treasury DAC 4.00%, 06/04/2031(a)	EUR	131	150,820
5.00%, 04/29/2029(a)		103	123,203
5.875%, 06/04/2031(a)	U.S.$	200	202,030
6.125%, 06/04/2031(a)	GBP	200	265,798

22 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)	U.S.$	600	$528,534
Voyager Parent LLC 9.25%, 07/01/2032(a)		846	896,396

			2,166,781

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		212	198,292

Consumer Non-Cyclical – 1.0%
Amer Sports Co. 6.75%, 02/16/2031(a)		290	302,798
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		200	193,280
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,380	1,363,605
Utah Acquisition Sub, Inc. 5.25%, 06/15/2046		1,454	1,204,014

			3,063,697

Energy – 2.3%
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	12,863
Energy Transfer LP 8.00%, 05/15/2054		89	94,845
Harbour Energy PLC 6.327%, 04/01/2035(a)		1,188	1,218,805
Hess Midstream Operations LP 5.125%, 06/15/2028(a)		799	799,184
Permian Resources Operating LLC 5.875%, 07/01/2029(a)		1,532	1,537,822
7.00%, 01/15/2032(a)		413	430,185
Var Energi ASA 5.875%, 05/22/2030(a)		241	251,392
6.50%, 05/22/2035(a)		241	257,207
7.50%, 01/15/2028(a)		200	211,744
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		1,913	1,798,870
Woodside Finance Ltd. 5.40%, 05/19/2030		137	141,270
6.00%, 05/19/2035		354	371,226

			7,125,413

Other Industrial – 0.8%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		1,259	1,245,403
RB Global Holdings, Inc. 6.75%, 03/15/2028(a)		1,304	1,334,748

			2,580,151

ABFunds.com	AB High Yield ETF 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
Block, Inc. 2.75%, 06/01/2026	U.S.$	977	$969,477

Technology – 0.5%
Oracle Corp. 5.375%, 09/27/2054		516	441,402
5.95%, 09/26/2055		758	707,706
6.90%, 11/09/2052		203	210,781

			1,359,889

Transportation - Airlines – 0.0%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)		46	46,243

Transportation - Services – 0.3%
United Rentals North America, Inc. 3.875%, 11/15/2027		1,000	989,630

			26,126,778

Financial Institutions – 3.7%
Banking – 3.2%
Ally Financial, Inc. 5.543%, 01/17/2031		177	180,740
5.737%, 05/15/2029		221	226,039
6.646%, 01/17/2040		397	399,056
6.70%, 02/14/2033		330	345,510
6.848%, 01/03/2030		83	87,741
Series B 4.70%, 05/15/2026(k)		164	160,366
Banco Bilbao Vizcaya Argentaria SA 6.033%, 03/13/2035		200	214,018
Banco Santander SA 6.35%, 03/14/2034		200	216,508
6.921%, 08/08/2033		400	446,424
Barclays PLC 5.785%, 02/25/2036		482	509,127
BNP Paribas SA 4.625%, 02/25/2031(a)(k)		454	410,802
BPCE SA 6.508%, 01/18/2035(a)		250	267,230
CaixaBank SA 5.581%, 07/03/2036(a)		216	223,895
6.84%, 09/13/2034(a)		235	264,138
Capital One Financial Corp. 6.183%, 01/30/2036		184	193,060
Citigroup, Inc. 5.827%, 02/13/2035		211	220,493
Series AA 7.625%, 11/15/2028(k)		32	33,405

24 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series W 4.00%, 12/10/2025(k)	U.S.$	18	$17,970
Series Y 4.15%, 11/15/2026(k)		46	45,187
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		387	366,818
3.742%, 01/07/2033		200	186,656
7.079%, 02/10/2034		204	224,218
Lloyds Banking Group PLC 6.00%, 06/07/2032(k)	GBP	8	9,837
6.068%, 06/13/2036	U.S.$	327	345,796
Societe Generale SA 3.625%, 03/01/2041(a)		250	186,305
5.512%, 05/22/2031(a)		539	557,698
7.367%, 01/10/2053(a)		600	653,040
Synchrony Financial
5.45%, 03/06/2031		101	103,231
5.935%, 08/02/2030		82	85,208
7.25%, 02/02/2033		1,094	1,172,385
UBS Group AG 7.125%, 08/10/2034(a)(k)		297	303,044
9.25%, 11/13/2028(a)(k)		355	388,317
UniCredit SpA 5.861%, 06/19/2032(a)		600	609,924
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(k)		111	110,490

			9,764,676

Brokerage – 0.0%
CI Financial Corp. 3.20%, 12/17/2030		158	142,560

Finance – 0.0%
Air Lease Corp. Series B 4.65%, 06/15/2026(k)		50	49,405
Aircastle Ltd. 5.25%, 06/15/2026(a)(k)		29	28,866

			78,271

Insurance – 0.1%
ACE Capital Trust II 9.70%, 04/01/2030		20	24,048
Global Atlantic Fin Co. 6.75%, 03/15/2054(a)		214	219,472

			243,520

ABFunds.com	AB High Yield ETF 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.4%
Highwoods Realty LP 5.35%, 01/15/2033	U.S.$	188	$188,784
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75%, 06/15/2029(a)		84	82,730
Newmark Group, Inc. 7.50%, 01/12/2029		630	676,248
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		131	133,568

			1,081,330

			11,310,357

Utility – 0.1%
Electric – 0.1%
American Electric Power Co., Inc. 6.95%, 12/15/2054		80	86,238
Vistra Operations Co. LLC 6.95%, 10/15/2033(a)		71	79,268

			165,506

Total Corporates - Investment Grade (cost $36,783,362)			37,602,641

BANK LOANS – 3.2%
Industrial – 2.8%
Basic – 0.2%
INEOS US Petrochem LLC
7.766% (CME Term SOFR 1 Month + 3.75%), 03/14/2030(n)		99	73,690
8.266% (CME Term SOFR 1 Month + 4.25%), 04/02/2029(n)		731	557,737

			631,427

Capital Goods – 0.0%
ACProducts Holdings, Inc. 8.513% (SOFR + 4.25%), 05/17/2028(n)		95	79,553

Communications - Media – 0.4%
DIRECTV Financing LLC 9.352% (SOFR + 5.25%), 08/02/2029(n)		257	257,154
Gray Television, Inc. 7.099% (CME Term SOFR 3 Month + 3.00%), 12/01/2028(n)		188	188,415
iHeartCommunications, Inc. 10.629% (CME Term SOFR 3 Month + 5.78%), 05/01/2029(n)		245	218,137
MJH Healthcare Holdings LLC 7.666% (CME Term SOFR 1 Month + 3.75%), 01/28/2029(e)(h)(n)		460	416,300

26 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiate Holdco, LLC
1.500% (PIK Interest 12 + 1.50%), 09/25/2029(n)	U.S.$	145	$105,898
7.530% (CME Term SOFR 1 Month + 3.50%), 09/25/2029(n)		145	105,897

			1,291,801

Communications - Telecommunications – 0.0%
Crown Subsea Commercial Holding, Inc. 7.416% (CME Term SOFR 1 Month + 3.50%), 01/30/2031(n)		50	49,809

Consumer Cyclical - Automotive – 0.1%
RealTruck Group, Inc. 10.310% (CME Term SOFR 3 Month + 5.00%), 01/31/2028(n)		218	171,303

Consumer Cyclical - Other – 0.1%
CP Atlas Buyer, Inc. 9.166% (CME Term SOFR 1 Month + 5.25%), 07/08/2030(n)		100	95,325
PHRG Intermediate LLC 8.002% (CME Term SOFR 3 Month + 4.00%), 02/20/2032(n)		259	255,245

			350,570

Consumer Cyclical - Retailers – 0.1%
Specialty Building Products Ho 7.766%, 10/15/2028(o)		400	385,000

Consumer Non-Cyclical – 0.5%
Hertz Corp. (The) 7.530%, 06/30/2028(o)		283	233,767
ModivCare, Inc.
10.951% (CME Term SOFR 1 Month + 7.00%), 02/22/2026(e)(h)(n)		102	99,179
11.006% (CME Term SOFR 1 Month + 7.00%), 02/22/2026(e)(h)(n)		16	15,979
MPH Acquisition Holdings LLC 7.590% (CME Term SOFR 3 Month + 3.75%), 12/31/2030(n)		57	56,573
Neptune Bidco US, Inc. 9.012% (CME Term SOFR 3 Month + 5.00%), 04/11/2029(n)		570	555,260
Opal US LLC 6.902% (CME Term SOFR 3 Month + 3.00%), 04/28/2032(n)		356	358,282
US Radiology Specialists, Inc. 8.752% (SOFR + 4.75%), 12/15/2027(n)		86	86,455
Weber-Stephen Products LLC 7.735% (CME Term SOFR 3 Month + 3.75%), 10/01/2032(n)		210	209,649

			1,615,144

ABFunds.com	AB High Yield ETF 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Liberty Tire Recycling LLC 8.854%, 11/19/2032(e)(h)(o)	U.S.$	390	$389,513
LTR Intermediate Holdings, Inc. 8.530% (CME Term SOFR 1 Month + 4.50%), 05/05/2028(n)		190	189,446

			578,959

Technology – 1.1%
Clover Holdings 2, LLC 7.750%, 12/09/2031(e)(h)(n)		400	400,242
Clover Holdings SPV III LLC 15.000%, 12/09/2027(e)(h)(n)		13	13,433
Commscope, Inc. 9.597% (CME Term SOFR 1 Month + 4.75%), 12/17/2029(n)		584	586,574
Loyalty Ventures, Inc. 14.000% (CME Term SOFR 3 Month + 5.50%), 11/03/2027(e)(f)(h)(j)(n)		115	864
Metropolis Technologies, Inc. 8.98% (CME Term SOFR 6 Month + 5.25%), 11/03/2032(e)(h)(n)		560	554,299
Peraton Corp.
7.690% (CME Term SOFR 3 Month + 3.75%), 02/01/2028(n)		614	537,515
12.604% (CME Term SOFR 3 Month + 7.75%), 02/01/2029(n)		378	198,316
Ping Identity Corp. 6.591% (CME Term SOFR 3 Month + 2.75%), 11/15/2032(e)(h)(n)		290	291,088
Polaris Newco LLC 8.102% (CME Term SOFR 3 Month + 4.00%), 06/02/2028(n)		469	441,501
Project Alpha Intermediate Holdings, Inc. 10.122% (CME Term SOFR 1 Month + 5.00%), 05/09/2033(e)(h)(n)		260	251,875
Veritas US, Inc.
4.500% (PIK Interest 4 + 4.50%), 12/09/2029(n)		16	15,873
12.002% (CME Term SOFR 3 Month + 8.00%), 12/09/2029(n)		16	15,873

			3,307,453

Transportation - Airlines – 0.1%
JetBlue Airways Corp. 8.753% (CME Term SOFR 3 Month + 4.75%), 08/27/2029(n)		198	182,259

			8,643,278

28 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.4%
Brokerage – 0.1%
Jane Street Group LLC 5.822% (CME Term SOFR 3 Month + 2.00%), 12/15/2031(n)	U.S.$	317	$313,372

Finance – 0.1%
Nexus Buyer LLC 9.666% (CME Term SOFR 1 Month + 5.75%), 02/16/2032(n)		410	405,814

Financial Services – 0.1%
Colossus Acquireco LLC 5.870% (SOFR 4 + 1.75%), 07/30/2032(n)		120	119,494
Rackspace Finance LLC 6.824% (CME Term SOFR 1 Month + 2.75%), 05/15/2028(n)		363	147,527

			267,021

Insurance – 0.1%
Asurion LLC 8.266% (SOFR + 4.25%), 08/19/2028(n)		156	155,632

			1,141,839

Total Bank Loans (cost $10,367,362)			9,785,117

EMERGING MARKETS - CORPORATE BONDS – 1.4%
Industrial – 1.4%
Basic – 0.2%
First Quantum Minerals Ltd. 8.00%, 03/01/2033(a)		227	238,357
9.375%, 03/01/2029(a)		201	212,202

			450,559

Consumer Cyclical - Other – 1.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		1,384	1,345,075
6.50%, 09/24/2033(a)		493	489,016
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	219,619
7.125%, 06/26/2031(a)		331	347,136
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	200,312
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		390	380,149
6.75%, 02/15/2034(a)		417	416,062

			3,397,369

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(e)(f)(g)(h)		15	– 0	–

ABFunds.com	AB High Yield ETF 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(e)(f)(g)(h)	U.S.$	3	$	– 0	–

				– 0	–

Transportation - Services – 0.1%
InPost SA 4.00%, 04/01/2031(a)	EUR	284		330,803

				4,178,731

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)	U.S.$	10		9,897

Total Emerging Markets - Corporate Bonds (cost $4,141,940)				4,188,628

		Shares
COMMON STOCKS – 0.1%
Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Altice France SA/LuxCo3(e)(f)(h)		14,338		262,080

Financials – 0.0%
Financial Services – 0.0%
Curo Group Holdings LLC(e)(f)(h)		9,491		73,555

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(e)(f)(h)		21,027		– 0	–
CHC Group LLC(e)(f)(h)		468		– 0	–

				– 0	–

Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(f)		5,687		6,938

				6,938

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(e)(f)(h)		7		2,366

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(e)(f)(h)(i)		3,584		144

Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
K201640219 South Africa Ltd.(e)(f)(h)		678		– 0	–
K2016470219 South Africa Ltd. – Class A(e)(f)(h)		191,574		– 0	–
K2016470219 South Africa Ltd. – Class B(e)(f)(h)		30,276		– 0	–

				– 0	–

Total Common Stocks (cost $540,302)				345,083

30 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Industrials – 0.1%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(e)(f)(g)(h)	U.S.$	39	$42,900

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	9,928

Other Industrial – 0.0%
Asphalt ATD Holdco – Class A 0.00%(e)(f)(h)		194	4,813

Technology – 0.0%
Veritas US, Inc. 0.00%(e)(f)(g)(h)		678	15,594

			73,235

Financials – 0.0%
Brokerage – 0.0%
Osaic Financial Services, Inc. Series A 8.00%		2,175	39,367

Total Preferred Stocks (cost $68,409)			112,602

RIGHTS – 0.0%
Utilities – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
Vistra Energy Corp., expiring 12/31/2099(e)(f)(h)		3,442	4,216

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Altice France SA (CVR)(e)(f)(g)(h)		210	2,803

Total Rights (cost $1,232)			7,019

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(p)(q)(r) (cost $3,911,372)		3,911,372	3,911,372

Total Investments – 99.0% (cost $301,227,828)			302,255,150
Other assets less liabilities – 1.0%			3,195,214

Net Assets – 100.0%			$305,450,364

ABFunds.com	AB High Yield ETF 31

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	8	March 2026	$929,625	$3,063
U.S. T-Note 5 Yr (CBT) Futures	70	March 2026	7,683,593	27,156
U.S. T-Note 10 Yr (CBT) Futures	62	March 2026	7,027,313	(1,891)

Sold Contracts
U.S. Long Bond (CBT) Futures	24	March 2026	2,818,500	(14,250)
U.S. T-Note 2 Yr (CBT) Futures	40	March 2026	8,354,375	(4,688)
U.S. Ultra Bond (CBT) Futures	22	March 2026	2,660,625	(15,531)

				$(6,141)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Standard Chartered Bank	EUR	6,525	USD	7,561	01/29/2026	$(35,292)
State Street Bank & Trust Co.	GBP	403	USD	551	12/05/2025	$16,333

						$(18,959)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.23%	USD	190	$(15,982)	$(13,956)	$(2,026)

Sale Contracts
Hertz Corp. (The), 5.000%, 12/01/2029, 06/20/2029*	5.00	Quarterly	18.88	USD	80	(27,474)	(8,789)	(18,685)

						$(43,456)	$(22,745)	$(20,711)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $246,398,159 or 80.7% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2025.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(d)	Defaulted matured security.

32 AB High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Non-income producing security.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Altice France Lux 3/Altice Holdings 1 10.00%, 01/15/2033	10/01/2025	$50,338		$48,397		0.02%
Altice France SA (CVR)	10/01/2025	1,232		2,803		0.00%
Exide International Holdings LP 0.00%	11/05/2020	29,328		42,900		0.01%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	02/05/2020- 06/30/2022	14,181		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	08/16/2023	– 0	–	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023	02/19/2015	36,767		– 0	–	0.00%
ModivCare, Inc. 5.00%, 10/01/2029	03/07/2025- 04/01/2025	364,911		574		0.00%
ModivCare, Inc. 5.00%, 10/01/2029	05/02/2024	9,716		41		0.00%
Veritas US, Inc.	12/09/2024	11,482		15,594		0.01%

(h)	Fair valued by the Adviser.

(i)	Escrow shares.

(j)	Defaulted.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(m)	Convertible security.

(n)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2025.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the SOFR plus a premium which was determined at the time of purchase.

(p)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

(r)	Affiliated investments.

ABFunds.com	AB High Yield ETF 33

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

CVR – Contingent Value Right

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

34 AB High Yield ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $297,316,456)	$298,343,778
Affiliated issuers (cost $3,911,372)	3,911,372
Cash	56,138
Cash collateral due from broker	183,275
Foreign currencies, at value (cost $275,593)	275,163
Unaffiliated interest and dividends receivable	5,198,986
Affiliated dividends receivable	23,261
Unrealized appreciation on forward currency exchange contracts	16,333
Receivable due from Adviser	1,246
Receivable for investment securities sold	500
Receivable for variation margin on futures	466
Receivable for variation margin on centrally cleared swaps	127
Other assets	41,706

Total assets	308,052,351

Liabilities
Payable for investment securities purchased	2,461,488
Advisory fee payable	91,599
Unrealized depreciation on forward currency exchange contracts	35,292
Foreign capital gains tax payable	8,684
Other liabilities	4,924

Total liabilities	2,601,987

Net Assets	$305,450,364

Composition of Net Assets
Shares of beneficial interest, at par	$809
Additional paid-in capital	315,167,733
Accumulated loss	(9,718,178)

Net Assets	$305,450,364

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 8,089,045 shares outstanding)	$37.76

See notes to financial statements.

ABFunds.com	AB High Yield ETF 35

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$15,398,867
Dividends
Affiliated issuers	189,281
Unaffiliated issuers	8,748
Other income	7,555	$15,604,451

Expenses
Advisory fee (see Note B)	855,447

Total expenses before bank overdraft expense	855,447
Bank overdraft expense	2,826

Total expenses	858,273
Less: expenses waived and reimbursed by the Adviser (see Note B)	(9,525)

Net expenses		848,748

Net investment income		14,755,703

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		1,299,860
In-kind redemptions		(43,487)
Forward currency exchange contracts		35,526
Futures		276,698
Swaps		203,916
Foreign currency transactions		(233,323)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		233,817
Forward currency exchange contracts		(90,845)
Futures		44,336
Swaps		(6,569)
Foreign currency denominated assets and liabilities		897

Net gain on investment and foreign currency transactions		1,720,826

Net Increase in Net Assets from Operations		$16,476,529

(a)	Net of foreign realized capital gains taxes of $3,021.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $820.

See notes to financial statements.

36 AB High Yield ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase in Net Assets from Operations
Net investment income	$14,755,703	$8,896,134
Net realized gain on investment and foreign currency transactions	1,539,190	896,392
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	181,636	4,271,590

Net increase in net assets from operations	16,476,529	14,064,116
Distribution to Shareholders	(13,808,737)	(8,311,593)
Transactions in Shares of the Fund
Net increase	127,652,321	89,695,258
Other capital	23,564	4,362

Total increase	130,343,677	95,452,143
Net Assets
Beginning of period	175,106,687	79,654,544

End of period	$305,450,364	$175,106,687

See notes to financial statements.

ABFunds.com	AB High Yield ETF 37

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield ETF (the “Fund”) a diversified portfolio. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Director’s (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are

38 AB High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best

ABFunds.com	AB High Yield ETF 39

NOTES TO FINANCIAL STATEMENTS (continued)

information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

40 AB High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$246,275,544		$27,144	(a)	$246,302,688
Corporates – Investment Grade		– 0	–	37,602,641		– 0	–	37,602,641
Bank Loans		– 0	–	7,352,345		2,432,772		9,785,117
Emerging Markets – Corporate Bonds		– 0	–	4,188,628		0	(a)	4,188,628
Common Stocks		6,938		– 0	–	338,145	(a)	345,083
Preferred Stocks		9,928		39,367		63,307		112,602
Rights		– 0	–	– 0	–	7,019		7,019
Short-Term Investments		3,911,372		– 0	–	– 0	–	3,911,372

Total Investments in Securities		3,928,238		295,458,525		2,868,387	(a)	302,255,150
Other Financial Instruments(b):
Assets:
Futures		30,219		– 0	–	– 0	–	30,219	(c)
Forward Currency Exchange Contracts		– 0	–	16,333		– 0	–	16,333
Liabilities:
Futures		(36,360)		– 0	–	– 0	–	(36,360	)(c)
Forward Currency Exchange Contracts		– 0	–	(35,292)		– 0	–	(35,292)
Centrally Cleared Credit Default Swaps		– 0	–	(43,456)		– 0	–	(43,456	)(c)

Total		$3,922,097		$295,396,110		$2,868,387	(a)	$302,186,594

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

ABFunds.com	AB High Yield ETF 41

NOTES TO FINANCIAL STATEMENTS (continued)

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash

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NOTES TO FINANCIAL STATEMENTS (continued)

dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/ reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $9,525.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$2,002	$80,503	$78,594	$3,911	$189

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$204,138,733		$176,340,667
U.S. government securities	– 0	–	– 0	–

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During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In kind transactions (excluding U.S. government securities)	$121,979,605		$24,578,910
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$301,689,251

Gross unrealized appreciation	$5,898,973
Gross unrealized depreciation	(5,353,906)

Net unrealized appreciation	$545,067

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities

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NOTES TO FINANCIAL STATEMENTS (continued)

collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2025, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The

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Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain(loss) on swaps on the statement of operations, in addition to any realized gain(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in

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NOTES TO FINANCIAL STATEMENTS (continued)

basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2025, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end,

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NOTES TO FINANCIAL STATEMENTS (continued)

please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$30,219	*	Payable for variation margin on futures	$36,360	*

Credit contracts				Payable for variation margin on centrally cleared swaps	20,711	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	16,333		Unrealized depreciation on forward currency exchange contracts	35,292

Total		$46,552			$92,363

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$276,698	$44,336

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	35,526	(90,845)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$203,916	$(6,569)

Total		$516,140	$(53,078)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$11,695,102
Average notional amount of sale contracts	$6,595,387
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$419,018	(a)
Average principal amount of sale contracts	$5,978,564
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$190,000	(b)
Average notional amount of sale contracts	$2,507,692

(a)	Positions were open for two months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$16,333	$	– 0	–	$	– 0	–	$	– 0	–	$16,333

Total	$16,333	$	– 0	–	$	– 0	–	$	– 0	–	$16,333	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Standard Chartered Bank	$35,292	$	– 0	–	$	– 0	–	$	– 0	–	$35,292

Total	$35,292	$	– 0	–	$	– 0	–	$	– 0	–	$35,292	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	4,075,000	2,575,000	$152,418,193	$94,326,820

Shares redeemed	(675,000)	(125,000)	(24,765,872)	(4,631,562)

Net increase	3,400,000	2,450,000	$127,652,321	$89,695,258

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed, less liquid and are subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

56 AB High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$13,808,737	$8,311,593

Total taxable distributions paid	13,808,737	8,311,593

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,571,217
Accumulated capital and other losses	(11,787,608	)(a)
Unrealized appreciation (depreciation)	541,328	(b)

Total accumulated earnings (deficit)	$(9,675,063	)(c)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $11,787,608. During the fiscal year, the Fund utilized $2,018,308 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $5,798,731 and a net long-term capital loss carryforward of $5,988,877, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB High Yield ETF 57

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

Year Ended November 30, 2025	Year Ended November 30, 2024	November 1, 2023 to November 30, 2023(b)	Year Ended October 31,	January 1, 2021 to October 31, 2021(c)

2023	2022

Net asset value, beginning of period	$ 37.34	$ 35.58	$ 34.15	$ 34.62	$ 42.09	$ 41.58

Income From Investment Operations

Net investment income(d)(e)	2.56	2.53	.21	2.34	1.90	1.60

Net realized and unrealized gain (loss) on investment transactions	.31	1.67	1.44	(.32)	(7.09)	.68

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.87	4.20	1.65	2.02	(5.19)	2.28

Less: Dividends and Distributions

Dividends from net investment income	(2.45)	(2.44)	(.16)	(2.49)	(2.28)	(1.77)

Return of capital	– 0	–	– 0	–	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.45)	(2.44)	(.22)	(2.49)	(2.28)	(1.77)

Net asset value, end of period	$ 37.76	$ 37.34	$ 35.58	$ 34.15	$ 34.62	$ 42.09

Total Return

Total investment return based on net asset value(g)	8.02%	12.21%	4.84%	5.86%	(12.68)%	5.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$305,450	$175,107	$79,655	$73,899	$67,249	$63,608

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(h)(i)+	.40%	.40%	.40	%^	.50%	.60%	.51	%^

Expenses, before waivers/reimbursements(h)(i)+	.40%	.40%	.40	%^	.86%	1.35%	1.74	%^

Net investment income(e)	6.90%	6.92%	7.21	%^	6.68%	5.00%	4.60	%^

Portfolio turnover rate(j)++	83%	75%	4%	57%	48%	36%

See footnote summary on page 59.

58 AB High Yield ETF	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was converted into AB High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from November 1, 2018 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(c)	The Acquired Portfolio changed its fiscal year end from December 31 to October 31.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2023, such waiver amounted to .01%.

(i)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30,		November 1, 2023 to November 30, 2023(b)		Year Ended October 31,		January 1, 2021 to October 31, 2021(c)
	2025	2024			2023	2022
Net of waivers/reimbursements	.40%	.40%	.40	%^	.50%	.60%	.51	%^
Before waivers/reimbursements	.40%	.40%	.40	%^	.86%	1.35%	1.74	%^

(j)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units..

^	Annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements

ABFunds.com	AB High Yield ETF 59

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein through November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, and the changes in its net assets for the year for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein through November 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian,

60 AB High Yield ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB High Yield ETF 61

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2025. For foreign shareholders, 72.29% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $13,045,737 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

62 AB High Yield ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB High Yield ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB High Yield ETF 63

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 and calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

64 AB High Yield ETF	ABFunds.com

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund (including its predecessor mutual fund) against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the performance of the Fund (including its predecessor mutual fund) against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider, concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail

ABFunds.com	AB High Yield ETF 65

investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and lower than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

66 AB High Yield ETF	ABFunds.com

NOTES

ABFunds.com	AB High Yield ETF 67

NOTES

68 AB High Yield ETF	ABFunds.com

AB HIGH YIELD ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-HY-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB INTERNATIONAL BUFFER ETF

(NASDAQ: BUFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Notional Amount	U.S. $ Value

PURCHASED OPTIONS - CALLS – 98.3%
Options on Equity Indices – 98.3%
iShares MSCI EAFE ETF Expiration: Feb 2026; Contracts: 7,811; Exercise Price: USD 0.47; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $71,839,360)	USD	367,117	$72,634,567

PURCHASED OPTIONS - PUTS – 2.5%
Options on Equity Indices – 2.5%
iShares MSCI EAFE ETF Expiration: Feb 2026; Contracts: 7,811; Exercise Price: USD 94.02; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $2,346,206)	USD	73,439,022	1,818,167

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(b)(c)(d) (cost $397,630)		397,630	397,630

Total Investments – 101.3% (cost $74,583,196)			74,850,364
Other assets less liabilities – (1.3)%			(950,578)

Net Assets – 100.0%			$73,899,786

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
iShares MSCI EAFE ETF(e)	Morgan Stanley & Co. LLC	7,811	USD 99.57	February 2026	USD 77,774	$451,956	$(488,266)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
iShares MSCI EAFE ETF(e)	Morgan Stanley & Co. LLC	7,811	USD 84.62	February 2026	USD 66,097	$602,560	$(427,652)

(a)	Non-income producing security.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)	One contract relates to 100 shares.

ABFunds.com	AB International Buffer ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

See notes to financial statements.

2 AB International Buffer ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $74,185,566)	$74,452,734
Affiliated issuers (cost $397,630)	397,630
Cash collateral due from broker	2,000
Affiliated dividends receivable	1,119
Receivable due from Adviser	57

Total assets	74,853,540

Liabilities
Written Options, at value (premiums received $1,054,516)	915,918
Advisory fee payable	37,836

Total liabilities	953,754

Net Assets	$73,899,786

Composition of Net Assets
Capital stock, at par	$188
Additional paid-in capital	74,957,812
Accumulated loss	(1,058,214)

Net Assets	$73,899,786

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,875,028 common shares outstanding)	$39.41

See notes to financial statements.

ABFunds.com	AB International Buffer ETF 3

STATEMENT OF OPERATIONS

For the Period from December 9, 2024(a) to November 30, 2025

Investment Income
Dividends—Affiliated issuers	$8,314	$8,314
Expenses
Advisory fee (see Note B)	268,178

Total expenses before bank overdraft expense	268,178
Bank overdraft expense	25

Total expenses	268,203
Less: expenses waived and reimbursed by the Adviser (see Note B)	(419)

Net expenses		267,784

Net investment loss		(259,470)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,884,121)
In-kind redemptions		5,526,066
Written options		677,546
Net change in unrealized appreciation (depreciation) of:
Investments		267,168
Written options		138,598

Net gain on investment transactions		4,725,257

Net Increase in Net Assets from Operations		$4,465,787

(a)	Commencement of operations.

See notes to financial statements.

4 AB International Buffer ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	December 9, 2024(a) November 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(259,470)
Net realized gain on investment transactions	4,319,491
Net change in unrealized appreciation (depreciation) of investments	405,766

Net increase in net assets from operations	4,465,787
Transactions in Shares of the Fund
Net increase	69,372,420
Other capital	61,579

Total increase	73,899,786
Net Assets
Beginning of period	– 0	–

End of period	$73,899,786

(a)	Commencement of operations.

ABFunds.com	AB International Buffer ETF 5

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the International Buffer ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on December 9, 2024. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the iShares MSCI EAFE ETF) is an ETF that seeks to track the investment results of the MSCI EAFE Index (the “Underlying ETF’s Index”), which measures the equity market performance of developed markets outside of the U.S. and Canada, including countries in Europe, Australasia and the Far East, as determined by MSCI, Inc. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 4% and 5% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 10% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 2% when doing so permits the Fund to maintain a higher Hedge Period Cap. AllianceBernstein L.P. (the “Adviser”) seeks to monitor the performance of this Options Portfolio (“Options Portfolio”) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”) depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as Flexible Exchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date and are typically centrally cleared. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

6 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including FLEX Options, are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; Official Closing Price; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps

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NOTES TO FINANCIAL STATEMENTS (continued)

and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be

8 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Purchased Options – Calls	$	– 0	–	$72,634,567		$	– 0	–	$72,634,567
Purchased Options – Puts		– 0	–	1,818,167			– 0	–	1,818,167
Short-Term Investments		397,630		– 0	–		– 0	–	397,630

Total Investments in Securities		397,630		74,452,734			– 0	–	74,850,364
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Call Options Written		– 0	–	(488,266)			– 0	–	(488,266)
Put Options Written		– 0	–	(427,652)			– 0	–	(427,652)

Total		$397,630		$73,536,816		$	– 0	–	$73,934,446

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ABFunds.com	AB International Buffer ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .69% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $419.

ABFunds.com	AB International Buffer ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$1,477	$1,079	$398	$8

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases			Sales
Investment securities (excluding U.S. government securities)	$	– 0	–	$	– 0	–
U.S. government securities		– 0	–		– 0	–

During the period ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$194,709		$107,422,818
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows

Cost	$74,583,196

Gross unrealized appreciation	$795,207
Gross unrealized depreciation	(389,441)

Net unrealized appreciation	$405,766

12 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized

ABFunds.com	AB International Buffer ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended November 30, 2025, the Fund held purchased options for non-hedging purposes. During the period ended November 30, 2025, the Fund held written options for non-hedging purposes.

During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$74,452,734

Equity contracts			Written Options, at value	$915,918

Total		$74,452,734		$915,918

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$2,258,229	$267,168

Equity contracts	Net realized gain (loss) on written options; Net change in unrealized appreciation (depreciation) of written options	2,061,262	138,598

Total		$4,319,491	$405,766

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2025:

Purchased Options:
Average notional amount	$40,630,769
Written Options:
Average notional amount	$79,528,511

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 9, 2024(a) November 30, 2025	December 9, 2024(a) November 30, 2025

Shares sold	4,675,028	$177,101,725

Shares redeemed	(2,800,000)	(107,729,305)

Net increase	1,875,028	$69,372,420

(a)	Commencement of operations.

ABFunds.com	AB International Buffer ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets for securities in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, interest rate levels and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

Buffered Loss Risk—There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. Declines in excess of the Hedge Period Buffer may result in the loss of an investor’s entire investment beyond the Hedge Period Buffer. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

Buffer/Cap Change Risk—A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented, including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

Capped Upside Risk—If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside

16 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

FLEX Options Correlation Risk—Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of the Underlying ETF, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of the Underlying ETF. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the Underlying ETF.

FLEX Options Liquidity Risk—The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

FLEX Options Valuation Risk—FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

Hedge Period Risk—The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund

ABFunds.com	AB International Buffer ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Investors acquiring shares of the Fund at different time periods will have different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its options portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result.

The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer, over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or

18 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

Underlying ETF Risk—The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF generally will invest at least 80% of its assets in the component securities of the MSCI EAFE Index and in investments that have economic characteristics that are substantially identical to the component securities of the MSCI EAFE Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by its adviser or its affiliates, as well as in securities not included in the MSCI EAFE Index, but which its adviser believes will help the Underlying ETF track the MSCI EAFE Index. The investment objective of the Underlying ETF is to seek to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

The risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF through its usage of FLEX options.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. The Underlying ETF is specifically exposed to Asian and European economic risks. In addition, the value of the Fund’s investments may decline because of

ABFunds.com	AB International Buffer ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF (and therefore the value of the Underlying ETF), and therefore the value of the Fund’s FLEX Options, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Sector Risk—The Underlying ETF may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector and industrials sector, which results in the Fund having significant exposure to such sectors through its exposure to the Underlying ETF by virtue of its usage of FLEX Options. To the extent the Underlying Fund does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Underlying ETF’s investments.

Concentration Risk—The Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF’s investments more than the market as a whole, to the extent that the Underlying ETF’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Equity Securities Risk—The Underlying ETF invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Large-Capitalization Companies Risk—The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small- and/or mid-capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

20 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Cash Transactions Risk—The Fund may transact many of its creation and redemption orders for cash, rather than in-kind securities. To the extent creation and redemption orders are effected for cash, an investment in the Fund would be expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. When a fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may

ABFunds.com	AB International Buffer ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s

22 AB International Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2025 was as follows:

2025
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions	$	– 0	–

ABFunds.com	AB International Buffer ETF 23

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(1,206,575	)(a)
Other losses	(257,405	)(b)
Unrealized appreciation (depreciation)	405,766

Total accumulated earnings (deficit)	$(1,058,214)

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $1,206,575.

(b)	As of November 30, 2025, the Fund had a qualified late-year ordinary loss deferral of $257,405.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $1,206,575 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

24 AB International Buffer ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	December 9, 2024(a) to November 30, 2025

Net asset value, beginning of period	$ 35.00

Income From Investment Operations

Net investment loss(b)(c)	(.24)

Net realized and unrealized gain (loss) on investment transactions	4.65

Net increase in net asset value from operations	4.41

Net asset value, end of period	$ 39.41

Total Return

Total investment return based on net asset value(d)	12.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$73,900

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^

Expenses, before waivers/reimbursements	.69	%^

Net investment loss(c)	(.67	)%^

Portfolio turnover rate(e)	– 0	–%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB International Buffer ETF 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB International Buffer ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Buffer ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 9, 2024 (commencement of operations) to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 9, 2024 (commencement of operations) to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we

26 AB International Buffer ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB International Buffer ETF 27

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB International Buffer ETF (the “Fund”) for an initial two-year period at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

28 AB International Buffer ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain

ABFunds.com	AB International Buffer ETF 29

expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

30 AB International Buffer ETF	ABFunds.com

NOTES

ABFunds.com	AB International Buffer ETF 31

NOTES

32 AB International Buffer ETF	ABFunds.com

AB INTERNATIONAL BUFFER ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-IB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB INTERNATIONAL GROWTH ETF

(NASDAQ: BUFC)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 31.9%
Electronic Equipment, Instruments & Components – 1.9%
Halma PLC	1,715	$80,897

IT Services – 4.4%
Netcompany Group A/S(a)(b)	785	39,424
Shopify, Inc. – Class A(b)	385	61,076
Wix.com Ltd.(b)	915	87,575

		188,075

Semiconductors & Semiconductor Equipment – 15.3%
ASML Holding NV	196	205,495
BE Semiconductor Industries NV	714	107,639
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,177	343,107

		656,241

Software – 8.1%
Atlassian Corp. – Class A(b)	148	22,129
Constellation Software, Inc./Canada	36	87,344
Monday.com Ltd.(b)	628	90,344
SAP SE	484	117,144
Xero Ltd.(b)	410	32,870

		349,831

Technology Hardware, Storage & Peripherals – 2.2%
Topicus.com, Inc.(b)	1,004	94,757

		1,369,801

Industrials – 28.0%
Aerospace & Defense – 2.4%
Safran SA	310	104,441

Air Freight & Logistics – 1.5%
DSV A/S	115	26,224
Mainfreight Ltd.	970	37,419

		63,643

Building Products – 3.4%
Kingspan Group PLC	1,730	148,273

Electrical Equipment – 2.0%
Schneider Electric SE	315	84,447

Ground Transportation – 3.4%
Canadian Pacific Kansas City Ltd.	1,304	94,691
Full Truck Alliance Co., Ltd. (ADR)	4,587	52,062

		146,753

Industrial Conglomerates – 1.9%
Lifco AB – Class B	2,243	82,569

ABFunds.com	AB International Growth ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 4.5%
Atlas Copco AB – Class A	2,031	$34,497
Trelleborg AB – Class B	1,121	47,161
Weir Group PLC (The)	3,007	110,444

		192,102

Passenger Airlines – 1.6%
Ryanair Holdings PLC	2,130	69,759

Trading Companies & Distributors – 7.3%
AddTech AB – Class B	2,608	89,701
Beijer Ref AB	7,360	117,325
Diploma PLC	1,462	105,865

		312,891

		1,204,878

Consumer Discretionary – 18.0%
Broadline Retail – 6.6%
MercadoLibre, Inc.(b)	39	80,799
PDD Holdings, Inc. (ADR)(b)	605	70,228
Sea Ltd. (ADR)(b)	949	131,921

		282,948

Hotels, Restaurants & Leisure – 5.3%
DPC Dash Ltd. – Class H(b)	4,400	43,234
InterContinental Hotels Group PLC	835	110,803
Yum China Holdings, Inc.	1,488	71,632

		225,669

Leisure Products – 2.2%
H World Group Ltd. (ADR)	2,027	93,445

Textiles, Apparel & Luxury Goods – 3.9%
adidas AG	174	32,391
ANTA Sports Products Ltd. – Class H	5,000	54,492
LVMH Moet Hennessy Louis Vuitton SE	112	82,603

		169,486

		771,548

Financials – 7.2%
Banks – 3.3%
HDFC Bank Ltd. (ADR)	2,110	77,690
NU Holdings Ltd./Cayman Islands – Class A(b)	3,483	60,570

		138,260

Capital Markets – 2.9%
3i Group PLC	2,987	124,986

Financial Services – 1.0%
Adyen NV(b)	28	43,563

		306,809

2 AB International Growth ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 6.4%
Interactive Media & Services – 4.9%
Tencent Holdings Ltd. – Class H	2,690	$211,279

Wireless Telecommunication Services – 1.5%
Tencent Music Entertainment Group (ADR)	3,539	65,295

		276,574

Health Care – 5.1%
Health Care Equipment & Supplies – 3.0%
Ambu A/S – Class B	5,786	78,489
Straumann Holding AG (REG)(b)	428	48,826

		127,315

Life Sciences Tools & Services – 0.7%
Sartorius Stedim Biotech	134	32,238

Pharmaceuticals – 1.4%
Novo Nordisk A/S – Class B	1,218	59,997

		219,550

Consumer Staples – 1.9%
Beverages – 1.9%
Budweiser Brewing Co. APAC Ltd. – Class H(a)	78,900	81,174

Materials – 1.0%
Chemicals – 1.0%
IMCD NV	492	44,126

Total Common Stocks (cost $4,469,555)		4,274,460

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $19,431)	19,431	19,431

Total Investments – 99.9% (cost $4,488,986)		4,293,891
Other assets less liabilities – 0.1%		3,208

Net Assets – 100.0%		$4,297,099

ABFunds.com	AB International Growth ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Country Breakdown (% of Net Assets)

China	17.3%
United Kingdom	12.4%
Netherlands	9.3%
Sweden	8.6%
Taiwan	8.0%
Canada	7.9%
France	5.1%
Denmark	4.8%
United States	4.6%
Germany	3.5%
Ireland	3.5%
Brazil	3.3%
Singapore	3.1%
Israel	2.0%
Others	6.1%
Short-Term Investments	0.4%
Other assets less liabilities	0.1%

Total	100.0%

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $120,598 or 2.8% of net assets.

(b)	Non-income producing security.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

4 AB International Growth ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,469,555)	$4,274,460
Affiliated issuers (cost $19,431)	19,431
Foreign currencies, at value (cost $3,514)	3,521
Unaffiliated dividends receivable	1,445
Affiliated dividends receivable	59
Receivable due from Adviser	29

Total assets	4,298,945

Liabilities
Advisory fee payable	1,846

Total liabilities	1,846

Net Assets	$4,297,099

Composition of Net Assets
Capital stock, at par	$15
Additional paid-in capital	4,499,813
Accumulated loss	(202,729)

Net Assets	$4,297,099

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 150,033 shares outstanding)	$28.64

See notes to financial statements.

ABFunds.com	AB International Growth ETF 5

STATEMENT OF OPERATIONS

For the Period from September 16, 2025(a) to November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $376)	$3,711
Affiliated issuers	558	$4,269

Expenses
Advisory fee (see Note B)	5,033

Total expenses	5,033
Less: expenses waived and reimbursed by the Adviser (see Note B)	(29)

Net expenses		5,004

Net investment loss		(735)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(7,641)
Foreign currency transactions		(427)
Net change in unrealized appreciation (depreciation) of:
Investments transactions		(195,095)
Foreign currency denominated assets and liabilities		7

Net loss on investment and foreign currency transactions		(203,156)

Net Decrease in Net Assets from Operations		$(203,891)

(a)	Commencement of operations.

See notes to financial statements.

6 AB International Growth ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	September 16, 2025(a) to November 30, 2025
Decrease in Net Assets from Operations
Net investment loss	$(735)
Net realized loss on investment and foreign currency transactions	(8,068)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(195,088)

Net decrease in net assets from operations	(203,891)
Transactions in Shares of the Fund
Net increase	4,500,990

Total increase	4,297,099
Net Assets
Beginning of period	– 0	–

End of period	$4,297,099

(a)	Commencement of operations.

See notes to financial statements.

ABFunds.com	AB International Growth ETF 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Growth ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on September 16, 2025. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs

8 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would

ABFunds.com	AB International Growth ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$4,274,460		$	– 0	–	$	– 0	–	$4,274,460
Short-Term Investments	19,431			– 0	–		– 0	–	19,431

Total Investments in Securities	4,293,891			– 0	–		– 0	–	4,293,891
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$4,293,891		$	– 0	–	$	– 0	–	$4,293,891

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are

ABFunds.com	AB International Growth ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .55% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

12 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $29.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$2,798	$2,779	$19	$1

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,523,159		$45,963
U.S. government securities	– 0	–	– 0	–

For the period ended November 30, 2025, there were no in-kind purchases and in-kind sales in the fund.

ABFunds.com	AB International Growth ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,488,986

Gross unrealized appreciation	$185,895
Gross unrealized depreciation	(380,990)

Net unrealized depreciation	$(195,095)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the

14 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

	Shares	Amount
	September 16, 2025(a) to November 30, 2025	September 16, 2025(a) to November 30, 2024

Shares sold	150,033	$4,500,990

Net increase	150,033	$4,500,990

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, in adequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. These risks are heightened with respect to issuers in emerging-market

ABFunds.com	AB International Growth ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Country Concentration Risk—The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region, such as China. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market, the Chinese economy’s heavy dependence on exports, and the continuing importance of the role of the Chinese Government. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region typically involve more risk than investments in U.S. issuers because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease

16 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

significantly. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund. In addition, the Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore investments by the Fund in those companies. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to various licenses and quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant adverse effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or

ABFunds.com	AB International Growth ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Fund.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a

18 AB International Growth ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

ABFunds.com	AB International Growth ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended November 30, 2025 were as follows:

2025
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions paid	$	– 0	–

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Accumulated capital and other losses		(7,641	)(a)
Unrealized appreciation (depreciation)		(195,088)

Total accumulated earnings (deficit)		$(202,729)

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $7,641.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $7,641, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

20 AB International Growth ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	September 16, 2025(a) to November 30, 2025

Net asset value, beginning of period	$ 30.00

Income From Investment Operations

Net investment loss(b)(c)	(.00	)(d)

Net realized and unrealized loss on investment and foreign currency transactions	(1.36)

Net decrease in net asset value from operations	(1.36)

Net asset value, end of period	$ 28.64

Total Return

Total investment return based on net asset value(e)	(4.53)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,297

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.55	%^

Expenses, before waivers/reimbursements	.55	%^

Net investment loss(c)	(.08	)%^

Portfolio turnover rate(f)	1%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB International Growth ETF 21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB International Growth ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from September 16, 2025 (commencement of operations) to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from September 16, 2025 (commencement of operations) to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

22 AB International Growth ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB International Growth ETF 23

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB International Growth ETF (the “Fund”) for an initial two-year period at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

24 AB International Growth ETF	ABFunds.com

performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary

ABFunds.com	AB International Growth ETF 25

expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the Fund’s projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was equal to the median of a peer group and lower than

26 AB International Growth ETF	ABFunds.com

the median of a peer universe. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB International Growth ETF 27

NOTES

28 AB International Growth ETF	ABFunds.com

AB INTERNATIONAL GROWTH ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-IG-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB INTERNATIONAL LOW VOLATILITY EQUITY ETF

(NYSE: ILOW)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 27.8%
Banks – 16.7%
AIB Group PLC	2,703,471	$27,767,006
Bank Leumi Le-Israel BM	966,988	20,227,265
BAWAG Group AG(a)(b)	115,834	15,513,362
KBC Group NV	250,740	30,889,273
Mitsubishi UFJ Financial Group, Inc.	1,307,600	20,307,393
NatWest Group PLC	3,081,573	25,813,258
Nordea Bank Abp	1,614,787	28,600,225
Oversea-Chinese Banking Corp., Ltd.	1,695,580	24,219,766
Royal Bank of Canada	48,111	7,459,353
Sumitomo Mitsui Financial Group, Inc.	548,700	16,519,017
Toronto-Dominion Bank (The)	135,899	11,469,113
UniCredit SpA	280,301	20,848,700

		249,633,731

Capital Markets – 3.8%
Euronext NV(a)	142,622	21,898,302
IG Group Holdings PLC	1,034,965	15,564,579
London Stock Exchange Group PLC	70,774	8,353,526
Singapore Exchange Ltd.	789,600	10,278,852

		56,095,259

Insurance – 7.3%
AIA Group Ltd. – Class H	1,398,000	14,472,719
AXA SA	515,137	23,256,075
Beazley PLC	945,383	9,989,744
Medibank Pvt. Ltd.	4,366,926	13,603,194
NN Group NV	356,773	25,870,038
Tryg A/S	908,249	22,510,405

		109,702,175

		415,431,165

Industrials – 18.1%
Aerospace & Defense – 3.7%
BAE Systems PLC	1,330,195	29,090,200
Safran SA	79,045	26,630,879

		55,721,079

Construction & Engineering – 2.2%
Stantec, Inc.	200,358	19,315,026
Vinci SA	98,220	13,935,189

		33,250,215

Electrical Equipment – 4.3%
ABB Ltd. (REG)	278,165	19,995,870
Prysmian SpA	211,761	21,209,032
Schneider Electric SE	86,466	23,180,426

		64,385,328

ABFunds.com	AB International Low Volatility Equity ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.8%
Weir Group PLC (The)	328,948	$12,081,931

Passenger Airlines – 0.9%
Ryanair Holdings PLC	382,863	12,539,045

Professional Services – 3.9%
Persol Holdings Co., Ltd.	9,195,132	16,551,827
RELX PLC	668,803	26,859,629
Wolters Kluwer NV	142,066	15,102,530

		58,513,986

Trading Companies & Distributors – 2.3%
BOC Aviation Ltd. – Class H(a)	1,748,300	15,909,763
Brenntag SE	137,760	7,905,940
Bunzl PLC	343,826	9,858,523

		33,674,226

		270,165,810

Consumer Discretionary – 11.7%
Automobiles – 0.8%
Honda Motor Co., Ltd.	1,232,000	12,410,791

Broadline Retail – 1.0%
Canadian Tire Corp., Ltd. – Class A	119,739	14,603,511

Diversified Consumer Services – 1.1%
Pearson PLC	1,318,663	17,430,351

Hotels, Restaurants & Leisure – 4.5%
Amadeus IT Group SA	205,033	15,071,827
Aristocrat Leisure Ltd.	345,242	13,208,743
Booking Holdings, Inc.	947	4,654,211
Compass Group PLC	605,127	19,018,536
Lottomatica Group SpA	578,956	14,795,408

		66,748,725

Household Durables – 2.9%
Open House Group Co., Ltd.	337,500	19,841,237
Sony Group Corp.	811,400	23,788,241

		43,629,478

Specialty Retail – 1.4%
Industria de Diseno Textil SA	367,485	20,577,898

		175,400,754

Information Technology – 10.2%
IT Services – 3.4%
Amdocs Ltd.	73,570	5,626,634
BIPROGY, Inc.	452,100	17,443,730
Nomura Research Institute Ltd.	319,900	12,779,600
Obic Co., Ltd.	445,111	14,324,559

		50,174,523

2 AB International Low Volatility Equity ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.1%
ASML Holding NV	16,059	$16,836,920
Taiwan Semiconductor Manufacturing Co., Ltd.	655,000	30,052,573

		46,889,493

Software – 3.7%
Constellation Software, Inc./Canada	7,088	17,196,935
Nice Ltd.(b)	77,348	8,065,993
SAP SE	126,403	30,593,675

		55,856,603

		152,920,619

Health Care – 9.6%
Health Care Providers & Services – 1.2%
Fresenius SE & Co. KGaA	186,485	10,243,408
Galenica AG(a)(b)	66,071	7,500,307

		17,743,715

Pharmaceuticals – 8.4%
AstraZeneca PLC	156,347	28,948,506
Chugai Pharmaceutical Co., Ltd.	169,800	9,111,856
Haleon PLC	2,363,600	11,615,735
Novartis AG (REG)	157,174	20,451,509
Novo Nordisk A/S – Class B	275,626	13,576,792
Recordati Industria Chimica e Farmaceutica SpA	124,967	7,382,054
Roche Holding AG	61,754	23,641,795
Takeda Pharmaceutical Co., Ltd.	376,000	10,857,136

		125,585,383

		143,329,098

Consumer Staples – 8.7%
Consumer Staples Distribution & Retail – 2.8%
Koninklijke Ahold Delhaize NV	277,888	11,497,235
Tesco PLC	4,983,564	29,734,309

		41,231,544

Food Products – 3.7%
Danone SA	126,352	11,291,117
Glanbia PLC	1,175,232	20,172,320
Nestle SA (REG)	52,198	5,189,571
Salmar ASA	114,736	6,705,528
Toyo Suisan Kaisha Ltd.	173,000	12,427,619

		55,786,155

Tobacco – 2.2%
British American Tobacco PLC	376,293	22,042,585
Philip Morris International, Inc.	69,485	10,942,498

		32,985,083

		130,002,782

Communication Services – 4.4%
Diversified Telecommunication Services – 1.9%
HKT Trust & HKT Ltd. – Class H	9,809,000	14,992,692
Koninklijke KPN NV	3,024,356	13,829,077

		28,821,769

ABFunds.com	AB International Low Volatility Equity ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 1.1%
Auto Trader Group PLC	942,346	$7,978,608
Rightmove PLC	1,188,692	8,640,542

		16,619,150

Media – 1.4%
Informa PLC	1,643,347	20,899,019

		66,339,938

Utilities – 3.1%
Electric Utilities – 1.7%
Enel SpA	2,492,948	25,772,556

Multi-Utilities – 1.4%
National Grid PLC	1,321,783	20,079,370

		45,851,926

Energy – 2.9%
Oil, Gas & Consumable Fuels – 2.9%
ENEOS Holdings, Inc.	1,432,800	9,443,350
Shell PLC	904,176	33,347,254

		42,790,604

Real Estate – 1.5%
Real Estate Management & Development – 1.5%
Mitsui Fudosan Co., Ltd.	1,918,800	22,544,824

Materials – 0.5%
Metals & Mining – 0.5%
Rio Tinto Ltd.	92,412	8,016,670

Total Common Stocks (cost $1,190,391,682)		1,472,794,190

WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc./Canada, expiring 03/31/2040(b)(c)(d) (cost $0)	9,807	– 0	–

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(e)(f)(g) (cost $9,760,263)	9,760,263	9,760,263

Total Investments – 99.2% (cost $1,200,151,945)		1,482,554,453
Other assets less liabilities – 0.8%		11,892,112

Net Assets – 100.0%		$1,494,446,565

4 AB International Low Volatility Equity ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Country Breakdown (% of Net Assets)

United Kingdom	23.1%
Japan	14.6%
Netherlands	7.0%
Italy	6.9%
United States	5.1%
France	5.0%
Canada	4.7%
Switzerland	3.8%
Germany	3.3%
Ireland	3.2%
Denmark	2.4%
Spain	2.4%
Australia	2.3%
Singapore	2.3%
Others	12.4%
Short-Term Investments	0.7%
Other assets less liabilities	0.8%

Total	100.0%

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	GBP	115,885	USD	158,334	12/05/2025	$4,787,590
Bank of America NA	USD	13,949	GBP	10,624	12/05/2025	127,575
Bank of America NA	USD	118,329	JPY	17,833,993	01/23/2026	(3,454,861)
Bank of America NA	TWD	716,955	USD	23,279	02/12/2026	370,930
Bank of New York (The)	USD	4,395	JPY	682,884	01/23/2026	4,119
Deutsche Bank AG	GBP	2,557	USD	3,428	12/05/2025	39,559
Deutsche Bank AG	JPY	1,100,514	USD	7,188	01/23/2026	99,397
Deutsche Bank AG	JPY	627,057	USD	4,031	01/23/2026	(7,638)
Deutsche Bank AG	USD	7,271	JPY	1,096,330	01/23/2026	(208,911)
Morgan Stanley Capital Services, Inc.	GBP	7,503	USD	10,036	12/05/2025	93,737
Morgan Stanley Capital Services, Inc.	GBP	2,879	USD	3,807	12/05/2025	(7,918)
Morgan Stanley Capital Services, Inc.	USD	4,002	GBP	3,041	12/05/2025	27,766
Morgan Stanley Capital Services, Inc.	USD	7,695	GBP	5,726	12/05/2025	(108,369)
Morgan Stanley Capital Services, Inc.	SGD	47,026	USD	37,090	12/18/2025	736,452
Morgan Stanley Capital Services, Inc.	ILS	50,106	USD	15,169	12/22/2025	(224,289)
Morgan Stanley Capital Services, Inc.	JPY	792,321	USD	5,207	01/23/2026	103,586
Morgan Stanley Capital Services, Inc.	JPY	573,981	USD	3,691	01/23/2026	(5,810)
Morgan Stanley Capital Services, Inc.	USD	4,192	JPY	652,256	01/23/2026	9,372
Morgan Stanley Capital Services, Inc.	USD	5,979	JPY	914,179	01/23/2026	(90,977)

ABFunds.com	AB International Low Volatility Equity ETF 5

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	3,404	USD	3,937	01/29/2026	$(25,747)
Morgan Stanley Capital Services, Inc.	USD	38,233	EUR	32,980	01/29/2026	160,190
Morgan Stanley Capital Services, Inc.	CAD	81,543	USD	58,455	02/05/2026	(227,703)
NatWest Markets PLC	GBP	2,850	USD	3,839	12/05/2025	62,408
NatWest Markets PLC	USD	9,257	GBP	7,062	12/05/2025	100,093
NatWest Markets PLC	USD	3,657	JPY	569,979	01/23/2026	14,499
NatWest Markets PLC	USD	61,594	CHF	49,037	01/29/2026	(111,007)
Standard Chartered Bank	GBP	2,178	USD	2,916	12/05/2025	30,467
Standard Chartered Bank	USD	2,889	NOK	29,235	02/13/2026	970
State Street Bank & Trust Co.	GBP	6,404	USD	8,626	12/05/2025	140,167
State Street Bank & Trust Co.	USD	5,488	GBP	4,115	12/05/2025	(35,948)
State Street Bank & Trust Co.	USD	8,964	SGD	11,519	12/18/2025	(59,560)
State Street Bank & Trust Co.	JPY	623,139	USD	4,065	01/23/2026	51,276
State Street Bank & Trust Co.	USD	65,295	AUD	100,499	01/28/2026	636,844
State Street Bank & Trust Co.	USD	4,130	EUR	3,550	01/29/2026	2,634
State Street Bank & Trust Co.	CAD	9,900	USD	7,092	02/05/2026	(32,679)
State Street Bank & Trust Co.	USD	19,021	SEK	179,355	02/13/2026	74,670

						$3,072,884

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $60,821,734 or 4.1% of net assets.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

REG – Registered Shares

See notes to financial statements.

6 AB International Low Volatility Equity ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,190,391,682)	$1,472,794,190
Affiliated issuers (cost $9,760,263)	9,760,263
Cash	3,889
Foreign currencies, at value (cost $2,671,506)	2,671,085
Unaffiliated dividends receivable	7,758,486
Unrealized appreciation on forward currency exchange contracts	7,674,301
Receivable for investment securities sold and foreign currency transactions	2,427,602
Affiliated dividends receivable	16,337
Receivable due from Adviser	1,131
Other assets	42,113

Total assets	1,503,149,397

Liabilities
Unrealized depreciation on forward currency exchange contracts	4,601,417
Payable for investment securities purchased	3,269,705
Management fee payable	565,496
Cash collateral due to broker	261,000
Other liabilities	5,214

Total liabilities	8,702,832

Net Assets	$1,494,446,565

Composition of Net Assets
Capital stock, at par	$3,540
Additional paid-in capital	1,198,180,500
Distributable earnings	296,262,525

Net Assets	$1,494,446,565

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 35,401,020 common shares outstanding)	$42.21

See notes to financial statements.

ABFunds.com	AB International Low Volatility Equity ETF 7

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,283,225)	$33,760,944
Affiliated issuers	546,058
Interest (net of foreign taxes withheld of $204,377)	416,921
Securities lending income, net	11,031
Other income(a)	466	$34,735,420

Expenses
Advisory fee (see Note B)	5,936,011

Total expenses before bank overdraft expense	5,936,011
Bank overdraft expense	2,370

Total expenses	5,938,381
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(28,214)

Net expenses		5,910,167

Net investment income		28,825,253

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(8,005,719)
In-kind redemptions		80,686,521
Forward currency exchange contracts		4,888,572
Foreign currency transactions		(9,766,679)
Net change in unrealized appreciation (depreciation) of:
Investments		104,524,493
Forward currency exchange contracts		2,425,101
Foreign currency denominated assets and liabilities		267,768

Net gain on investment and foreign currency transactions		175,020,057

Contributions from Affiliates (see Note B)		44,617

Net Increase in Net Assets from Operations		$203,889,927

(a)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses (see Note B).

See notes to financial statements.

8 AB International Low Volatility Equity ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		July 1, 2024 to November 30 2024(a)		Year Ended June 30, 2024(b)
Increase in Net Assets from Operations
Net investment income	$28,825,253		$5,686,290		$16,963,389
Net realized gain on investment and foreign currency transactions	67,802,695		16,611,440		4,704,300
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	107,217,362		18,665,933		78,770,040
Contributions from Affiliates (see Note B)	44,617		58,457		– 0	–

Net increase in net assets from operations	203,889,927		41,022,120		100,437,729

Distribution to Shareholders
Class A	– 0	–	– 0	–	(118,126)
Class C	– 0	–	– 0	–	(3,388)
Advisor Class	(6,787,260)		(7,514,658)		(15,606,346)
Class Z	– 0	–	– 0	–	(1,296)
Capital Stock Transactions
Net increase	471,390,715		2,989,526		23,177,768

Total increase	668,493,382		36,496,988		107,886,341
Net Assets
Beginning of period	825,953,183		789,456,195		681,569,854

End of period	$1,494,446,565		$825,953,183		$789,456,195

(a)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was reorganized into AB International Low Volatility Equity ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

ABFunds.com	AB International Low Volatility Equity ETF 9

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Low Volatility Equity ETF (the “Fund”) a diversified portfolio. The Fund commenced investment operations on July 12, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB International Low Volatility Equity Portfolio, a portfolio of AB Cap Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (“The Plan”), the Acquired Portfolio was converted into an exchange traded fund (“ETF”), (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, July 12, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of June 30, however the Fund has a fiscal year end of November 30. See Note J for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through July 12, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair

10 AB International Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate

ABFunds.com	AB International Low Volatility Equity ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly

12 AB International Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,472,794,190		$	– 0	–	$	– 0	–	$1,472,794,190
Warrants	– 0	–		– 0	–		0	(b)	– 0	–
Short-Term Investments	9,760,263			– 0	–		– 0	–	9,760,263

Total Investments in Securities	1,482,554,453			– 0	–		0	(b)	1,482,554,453
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–		7,674,301			– 0	–	7,674,301
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(4,601,417)			– 0	–	(4,601,417)

Total	$1,482,554,453			$3,072,884			$0	(b)	$1,485,627,337

(a)	See Portfolio of Investments for sector classifications.

(b)	The Portfolio held securities with zero market value at period end.

(c)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end

ABFunds.com	AB International Low Volatility Equity ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Cap Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

14 AB International Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .50% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to July 12, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their

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NOTES TO FINANCIAL STATEMENTS (continued)

counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $26,883.

During the year ended November 30, 2025, the Adviser reimbursed the Fund $466 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$12,904		$383,584	$386,728	$9,760		$546
AB Government Money Market Portfolio*	– 0	–	21,881	21,881	– 0	–	2

Total					$9,760		$548

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2025 and the year ended November 30, 2024, the Adviser reimbursed the Fund $44,617 and $58,457, respectively, for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchase and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$553,204,827		$314,558,944
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$437,697,227		$187,703,413
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,206,436,558

Gross unrealized appreciation	$304,809,407
Gross unrealized depreciation	(27,643,690)

Net unrealized appreciation	$277,165,717

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2025, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$7,674,301	Unrealized depreciation on forward currency exchange contracts	$4,601,417

Total		$7,674,301		$4,601,417

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$4,888,572	$2,425,101

Total		$4,888,572	$2,425,101

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$299,266,473
Average principal amount of sale contracts	$277,075,586

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$5,286,095	$(3,454,861)		$(261,000)		$	– 0	–	$1,570,234
Bank of New York (The)	4,119	– 0	–	– 0	–		– 0	–	4,119
Deutsche Bank AG	138,956	(138,956)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	1,131,103	(690,813)		– 0	–		– 0	–	440,290
NatWest Markets PLC	177,000	(111,007)		– 0	–		– 0	–	65,993
Standard Chartered Bank	31,437	– 0	–	– 0	–		– 0	–	31,437
State Street Bank & Trust Co.	905,591	(128,187)		– 0	–		– 0	–	777,404

Total	$7,674,301	$(4,523,824)		$(261,000)		$	– 0	–	$2,889,477	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA	$3,454,861	$(3,454,861)	$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	216,549	(138,956)		– 0	–		– 0	–		77,593
Morgan Stanley Capital Services, Inc.	690,813	(690,813)		– 0	–		– 0	–		– 0	–
NatWest Markets PLC	111,007	(111,007)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	128,187	(128,187)		– 0	–		– 0	–		– 0	–

Total	$4,601,417	$(4,523,824)	$	– 0	–	$	– 0	–		$77,593	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and

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NOTES TO FINANCIAL STATEMENTS (continued)

obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	AB Government Money Market Portfolio
								Income Earned	Advisory Fee Waived
$ – 0 –	$	– 0	–	$	– 0	–	$8,889	$2,142	$1,331

*	As of November 30, 2025.

NOTE F

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than

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NOTES TO FINANCIAL STATEMENTS (continued)

NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

Shares	Amount
Year Ended November 30, 2025	Period Ended November 30, 2024(a)	Year Ended June 30, 2024(b)	Year Ended November 30, 2025	Period Ended November 30, 2024(a)	Year Ended June 30, 2024(b)

Class A
Shares sold	– 0	–	– 0	–	22,737	$	– 0	–	$	– 0	–	$291,465

Shares issued in reinvestment of dividends	– 0	–	– 0	–	3,303	– 0	–	– 0	–	42,140

Shares converted from Class C	– 0	–	– 0	–	241	– 0	–	– 0	–	2,977

Shares converted to Advisor Class	– 0	–	– 0	–	(398,869)	– 0	–	– 0	–	(5,532,794)

Shares redeemed	– 0	–	– 0	–	(80,607)	– 0	–	– 0	–	(1,082,025)

Net increase (decrease)	– 0	–	– 0	–	(453,195)	$	– 0	–	$	– 0	–	$(6,278,237)

Class C
Shares sold	– 0	–	– 0	–	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–

Shares issued in reinvestment of dividends	– 0	–	– 0	–	271	– 0	–	– 0	–	3,387

Shares converted to Class A	– 0	–	– 0	–	(248)	– 0	–	– 0	–	(2,977)

Shares converted to Advisor Class	– 0	–	– 0	–	(18,496)	– 0	–	– 0	–	(250,743)

Shares redeemed	– 0	–	– 0	–	(400)	– 0	–	– 0	–	(5,023)

Net increase (decrease)	– 0	–	– 0	–	(18,873)	$	– 0	–	$	– 0	–	$(255,356)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares					Amount
	Year Ended November 30, 2025		Period Ended November 30, 2024(a)		Year Ended June 30, 2024(b)	Year Ended November 30, 2025			Period Ended November 30, 2024(a)			Year Ended June 30, 2024(b)
Advisor Class
Shares sold	17,400,000		384,694		4,099,852		$685,894,955			$13,267,240		$128,904,731

Shares issued in reinvestment of dividends	– 0	–	173,444		402,830		– 0	–		5,868,612		12,266,118

Shares converted from Class A	– 0	–	– 0	–	167,053		– 0	–		– 0	–	5,532,794

Shares converted from Class C	– 0	–	– 0	–	7,571		– 0	–		– 0	–	250,743

Shares converted from Class Z	– 0	–	– 0	–	1,731		– 0	–		– 0	–	57,319

Shares redeemed	(5,350,000)		(463,216)		(3,746,529)		(214,504,240)			(16,146,326)		(117,241,564)

Net increase	12,050,000		94,922		932,508		$471,390,715			$2,989,526		$29,770,141

Class Z
Shares sold	– 0	–	– 0	–	383	$	– 0	–	$	– 0	–	$4,933

Shares issued in reinvestment of dividends	– 0	–	– 0	–	82		– 0	–		– 0	–	1,049

Shares converted to Advisor Class	– 0	–	– 0	–	(4,099)		– 0	–		– 0	–	(57,319)

Shares redeemed	– 0	–	– 0	–	(551)		– 0	–		– 0	–	(7,443)

Net increase (decrease)	– 0	–	– 0	–	(4,185)	$	– 0	–	$	– 0	–	$(58,780)

(a)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was reorganized into AB International Low Volatility Equity ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted retroactively for the periods presented.

See Note A and Note J for additional information on the reorganization.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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NOTES TO FINANCIAL STATEMENTS (continued)

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capital Gain Risk—As of the date of the this Prospectus, a substantial portion of the Fund’s NAV is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax professional about your investment in the Fund.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may

ABFunds.com	AB International Low Volatility Equity ETF 25

NOTES TO FINANCIAL STATEMENTS (continued)

incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025, the fiscal period ended November 30, 2024, and the fiscal year ended June 30, 2024 were as follows:

	Year Ended November 30, 2025	July 1, 2024 to November 30, 2024	Year Ended June 30, 2024
Distributions paid from:
Ordinary income	$6,787,260	$7,514,658	$15,729,156

Total taxable distributions paid	$6,787,260	$7,514,658	$15,729,156

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$23,704,570
Accumulated capital and other losses	(4,762,324	)(a)
Unrealized appreciation (depreciation)	277,320,279	(b)

Total accumulated earnings (deficit)	$296,262,525

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $4,762,324.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $4,168,046 and a net long-term capital loss carryforward of $594,278, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, the tax treatment of gains from a redemption-in-kind, and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Reorganization

At meetings held on October 31—November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business July 12, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	54,816,748		– 0	–		$810,284,720	+	$	– 0	–
The Fund	– 0	–	23,150,992		$	– 0	–		$810,284,720

*	Represents the accounting survivor.

+

Includes distributions in excess of net investment income of $8,189,662 and unrealized depreciation on investments of $186,338,704, with a fair value of $794,318,619 and identified cost of $607,979,915.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB International Low Volatility Equity ETF 27

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

Year Ended November 30, 2025	July 1, 2024 to November 30, 2024(b)	Year Ended June 30,

2024	2023	2022	2021

Net asset value, beginning of period	$ 35.37	$ 33.95	$ 30.26	$ 27.06	$ 31.87	$ 26.28

Income From Investment Operations

Net investment income(c)(d)	.96	†	0.24	0.76	0.71	0.62	0.50

Net realized and unrealized gain (loss) on investment transactions	6.14	1.50	3.64	2.49	(5.26)	5.56

Contributions from Affiliates	.00	(e)	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	7.10	1.74	4.40	3.20	(4.64)	6.06

Less: Dividends

Dividends from net investment income	(.26)	(.32)	(0.71)	– 0	–	(0.17)	(0.47)

Net asset value, end of period	$ 42.21	$ 35.37	$ 33.95	$ 30.26	$ 27.06	$ 31.87

Total Return

Total investment return based on net asset value(f)	20.26	%†	5.17%	14.80%	11.81%	(14.66)%	23.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,494,447	$825,953	$789,456	$675,542	$584,252	$656,592

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.52	%^	.75%	.75%	.74%	.78%

Expenses, before waivers/reimbursements	.50%	.52	%^	.76%	.76%	.75%	.79%

Net investment income(d)	2.43	%†	1.64	%^	2.38%	2.51%	1.96%	1.70%

Portfolio turnover rate(g)	27%	14%	43%	42%	35%	35%

See footnote summary on page 29.

28 AB International Low Volatility Equity ETF	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on July 12, 2024, AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”) was converted into AB International Low Volatility Equity ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from June 30, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of June 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

(h)	Amount is less than .005%

†

During the year ended November 30, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio		Total Return

Class A	$.00	(e)	.00	%(h)	.00	%(h)

Class C	$.00	(e)	.00	%(h)	.00	%(h)

Advisor Class	$.00	(e)	.00	%(h)	.00	%(h)

^	Annualized.

See notes to financial statements.

ABFunds.com	AB International Low Volatility Equity ETF 29

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB International Low Volatility Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Low Volatility Equity ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from July 1, 2024 to November 30, 2024 and the year ended June 30, 2024, and the financial highlights for the year then ended and the period from July 1, 2024 to November 30, 2024 and for each of the four years in the period ended June 30, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets for the year then ended and the period from July 1, 2024 to November 30, 2024 and the year ended June 30, 2024 and its financial highlights for the year then ended and the period from July 1, 2024 to November 30, 2024 and for each of the four years in the period ended June 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

30 AB International Low Volatility Equity ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB International Low Volatility Equity ETF 31

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For Individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 2.14% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2025, $2,532,140 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $40,489,788.

The Fund designates $69,215 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

32 AB International Low Volatility Equity ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB International Low Volatility Equity ETF (the “Fund”) for an initial two-year period at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB International Low Volatility Equity ETF 33

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB International Low Volatility Equity Portfolio (the “Acquired Portfolio”), a series of AB Cap Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about July 2024. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

34 AB International Low Volatility Equity ETF	ABFunds.com

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $600 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the proposed advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advisory fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that

ABFunds.com	AB International Low Volatility Equity ETF 35

the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was higher than a median. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

36 AB International Low Volatility Equity ETF	ABFunds.com

AB International Low Volatility Equity ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ILVE-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB MODERATE BUFFER ETF

(NASDAQ: BUFM)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Notional Amount	U.S. $ Value

PURCHASED OPTIONS - CALLS – 100.0%
Options on Equity Indices – 100.0%
SPDR S&P 500 ETF Trust Expiration: Dec 2025; Contracts: 3,967; Exercise Price: USD 3.30; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $259,761,512)	USD	1,309,110	$268,815,821

PURCHASED OPTIONS - PUTS – 0.6%
Options on Equity Indices – 0.6%
SPDR S&P 500 ETF Trust Expiration: Dec 2025; Contracts: 3,967; Exercise Price: USD 654.98; Counterparty: Morgan Stanley & Co. LLC(a) (premium paid $6,163,843)	USD	259,830,566	1,654,239

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(b)(c)(d) (cost $1,419,875)		1,419,875	1,419,875

Total Investments – 101.1% (cost $267,345,230)			271,889,935
Other assets less liabilities – (1.1)%			(2,944,462)

Net Assets – 100.0%			$268,945,473

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	Morgan Stanley & Co. LLC	3,967	USD 693.00	December 2025	USD 274,913	$2,703,796	$(2,526,979)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(e)	Morgan Stanley & Co. LLC	3,967	USD 594.00	December 2025	USD 235,640	$2,266,689	$(341,162)

(a)	Non-income producing security.

(b)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)	One contract relates to 100 shares.

ABFunds.com	AB Moderate Buffer ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

2 AB Moderate Buffer ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $265,925,355)	$270,470,060
Affiliated issuers (cost $1,419,875)	1,419,875
Cash collateral due from broker	2,000
Receivable for shares of beneficial interest sold	1,941,840
Receivable for investment securities sold	20,145
Affiliated dividends receivable	3,990
Receivable due from Adviser	206

Total assets	273,858,116

Liabilities
Written Options, at value (premiums received $4,970,485)	2,868,141
Payable for investment securities purchased	1,909,168
Advisory fee payable	135,334

Total liabilities	4,912,643

Net Assets	$268,945,473

Composition of Net Assets
Capital stock, at par	$693
Additional paid-in capital	264,943,830
Distributable earnings	4,000,950

Net Assets	$268,945,473

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 6,925,028 common shares outstanding)	$38.84

See notes to financial statements.

ABFunds.com	AB Moderate Buffer ETF 3

STATEMENT OF OPERATIONS

For the Period from December 9, 2024(a) to November 30, 2025

Investment Income
Dividends—Affiliated issuers	$32,548	$32,548

Expenses
Advisory fee (see Note B)	1,009,950

Total expenses	1,009,950
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,653)

Net expenses		1,008,297

Net investment loss		(975,749)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		1,974,922
In-kind redemptions		18,209,939
Written options		(4,621,021)
Net change in unrealized appreciation (depreciation) of:
Investments		4,544,705
Written options		2,102,344

Net gain on investment transactions		22,210,889

Net Increase in Net Assets from Operations		$21,235,140

(a)	Commencement of operations.

See notes to financial statements.

4 AB Moderate Buffer ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	December 9, 2024(a) to November 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(975,749)
Net realized gain on investment transactions	15,563,840
Net change in unrealized appreciation (depreciation) of investments	6,647,049

Net increase in net assets from operations	21,235,140
Transactions in Shares of the Fund
Net increase	247,659,617
Other capital	50,716

Total increase	268,945,473
Net Assets
Beginning of period	– 0	–

End of period	$268,945,473

(a)	Commencement of operations.

See notes to financial statements.

ABFunds.com	AB Moderate Buffer ETF 5

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Moderate Buffer ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on December 9, 2024. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Fund uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 4% and 5% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 10% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Fund may bear a “first loss” of 2% when doing so permits the Fund to maintain a higher Hedge Period Cap. AllianceBernstein L.P. (the “Adviser”) seeks to monitor the performance of this Options Portfolio (“Options Portfolio”) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Fund (“Upside Ratchet”) depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter. The Fund typically utilizes customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as Flexible Exchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date and are typically centrally cleared. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

6 AB Moderate Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including FLEX Options, are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily

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NOTES TO FINANCIAL STATEMENTS (continued)

basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the

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valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Purchased Options – Calls	$	– 0	–	$268,815,821		$	– 0	–	$268,815,821
Purchased Options – Puts		– 0	–	1,654,239			– 0	–	1,654,239
Short-Term Investments		1,419,875		– 0	–		– 0	–	1,419,875

Total Investments in Securities		1,419,875		270,470,060			– 0	–	271,889,935
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Call Options Written		– 0	–	(2,526,979)			– 0	–	(2,526,979)
Put Options Written		– 0	–	(341,162)			– 0	–	(341,162)

Total		$1,419,875		$267,601,919		$	– 0	–	$269,021,794

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold.

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NOTES TO FINANCIAL STATEMENTS (continued)

Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .69% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. During the period ended

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $1,653.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$	– 0 –	$5,797	$4,377	$1,420	$33

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$	– 0 –	$	– 0	–
U.S. government securities		– 0 –		– 0	–

During the period ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the period ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$7,867,801		$262,027,642
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$267,345,230

Gross unrealized appreciation	$11,156,653
Gross unrealized depreciation	(4,509,604)

Net unrealized appreciation	$6,647,049

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized

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a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended November 30, 2025, the Fund held purchased options for non-hedging purposes. During the period ended November 30, 2025, the Fund held written options for non-hedging purposes.

During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$270,470,060

Equity contracts			Options written, at value	$2,868,141

Total		$270,470,060		$2,868,141

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$17,288,790	$4,544,705

Equity contracts	Net realized gain (loss) on written options; Net change in unrealized appreciation (depreciation) of written options	(1,724,950)	2,102,344

Total		$15,563,840	$6,647,049

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The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2025:

Purchased Options:
Average notional amount	$156,589,265
Written Options:
Average notional amount	$306,219,823

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares	Amount
	December 9, 2024(a) November 30, 2025	December 9, 2024(a) November 30, 2025

Shares sold	13,825,028	$501,257,904

Shares redeemed	(6,900,000)	(253,598,287)

Net increase	6,925,028	$247,659,617

(a)	Commencement of operations.

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets for securities in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. The Fund is exposed to market risk indirectly through its targeted exposure to the Underlying ETF.

Buffered Loss Risk—There can be no guarantee that the Hedge Period Buffer will be successful in protecting the Fund from the impact of Underlying ETF price declines. Despite the intended Hedge Period Buffer, a shareholder may lose money by investing in the Fund. Declines in excess of the Hedge Period Buffer may result in the loss of an investor’s entire investment. If, during a Hedge Period, an investor purchases shares of the Fund after the date on which the Fund has entered into FLEX Options or sells shares of the Fund prior to the expiration of the FLEX Options, the Hedge Period Buffer that the Fund seeks to provide may not be available and the investor may not receive the full, or any, benefit of the Hedge Period Buffer. The Fund does not provide principal protection, and an investor may experience significant losses on an investment in the Fund.

A blended portfolio of expiring options and new options could impact the Fund’s ability to realize the full, or any, benefit of the Hedge Period Buffer and may subject the Fund’s return to an upside limit that is slightly lower or higher than the Hedge Period Cap for the applicable Hedge Period. Accordingly, an investor may bear losses against which the Hedge Period Buffer is anticipated to protect and may be subject to an upside limit that is lower than the Hedge Period Cap.

Buffer/Cap Change Risk—A new Hedge Period Buffer and a new Hedge Period Cap are established each time the Options Portfolio is implemented, including after an Upside Ratchet event. The duration of a Hedge Period Cap or Hedge Period Buffer may vary.

Capped Upside Risk—If an investor purchases shares of the Fund after the first day of a Hedge Period and the value of the Underlying ETF shares is at or near to the Hedge Period Cap for that Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares unless the Fund engages in an Upside Ratchet of the Fund’s Options Portfolio. If an investor does not hold its shares of the Fund for an entire Hedge Period, the returns realized by that investor may not replicate those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Hedge Period in excess of the Hedge Period Cap, unless the Fund has engaged in an Upside Ratchet, the Fund will not participate in those gains beyond the Hedge Period Cap.

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FLEX Options Correlation Risk—Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of the Underlying ETF, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of the Underlying ETF. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the Underlying ETF.

FLEX Options Liquidity Risk—The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

FLEX Options Valuation Risk—FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of a FLEX Option prior to its expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of a FLEX Option, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, FLEX Options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

Hedge Period Risk—The Fund’s investment strategy is designed to deliver returns that reference an Underlying ETF and are based on options contracts that are designed to be in place for 90-day periods, although in some cases, the Fund will hold options contracts of longer duration. The Fund may not hold its Options Portfolio for the full duration of the options contracts, and the Adviser may change the Options Portfolio at any time, which would begin a new Hedge Period. Investors acquiring shares of the Fund at different time periods will have

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different investment results based on the price of shares of the Underlying ETF and how the Hedge Period Buffer and Hedge Period Cap are applied. Engaging in Upside Ratchets may potentially cause the Fund to have a higher portfolio turnover rate, and higher cost, than a fund that does not actively adjust its options portfolio prior to expiration. There is no guarantee that any Upside Ratchet will be successfully implemented, or that it will deliver the desired investment result.

The Fund’s Hedge Period Cap and Hedge Period Buffer are designed to work over a particular time frame, the Hedge Period. Investors that acquire Fund shares after the Hedge Period has commenced, or sell Fund shares before the Hedge Period ends or an Upside Ratchet is performed, may have a different investment result than investors who held Fund shares during the entire Hedge Period. The degree to which an investor may benefit from the Hedge Period Buffer or Hedge Period Cap will depend on the point in time when the investor purchases Fund shares and whether the Adviser effectuates an Upside Ratchet. At the time of purchasing Fund shares, an investor may be unable to determine the Fund’s position relative to the Hedge Period Cap and Hedge Period Buffer. If the price of the Underlying ETF is near or has exceeded the strike price of the Fund’s Options Portfolio, there may be little remaining upside potential during a particular Hedge Period, until the Options Portfolio expires or the Adviser effectuates an Upside Ratchet. Investors purchasing Fund shares during this period would still remain subject to significant downside risk before the sought-after protection from the Hedge Period Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Hedge Period Buffer, investors would also remain subject to significant downside risk and would receive no benefit from the Hedge Period Buffer. The Fund is continuously offered and a new Hedge Period begins after the end of the prior Hedge Period, with a new Hedge Period Cap and a new Hedge Period Buffer. An investor that holds Fund shares over multiple continuous Hedge Periods may have a different investment result than an investor holding Fund shares for one Hedge Period. The Fund’s return is measured, with respect to the Hedge Period Cap and Hedge Period Buffer, over a single Hedge Period. The Fund’s return over a period longer than a single Hedge Period could differ in amount and direction from the return of the Underlying ETF.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover could also result in deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, all of which could adversely impact Fund shareholders.

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Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security, such as the Underlying ETF, may have a more significant effect, either negative or positive, on the Fund’s NAV.

Underlying ETF Risk—The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The Underlying ETF is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500 Index. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index, which includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to differences between the portfolio of the ETF and the components of the index, expenses, and other factors.

The risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF through its usage of FLEX options.

Equity Securities Risk—The Underlying ETF invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Large-Capitalization Companies Risk—The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions

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NOTES TO FINANCIAL STATEMENTS (continued)

than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small- and/or mid-capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different parts of market cycles.

Cash Transactions Risk—The Fund may transact many of its creation and redemption orders for cash, rather than in-kind securities. To the extent creation and redemption orders are effected for cash, an investment in the Fund would be expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. When a fund that effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

20 AB Moderate Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide

ABFunds.com	AB Moderate Buffer ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2025 was as follows:

2025
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions	$	– 0	–

22 AB Moderate Buffer ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,646,099	)(a)
Unrealized appreciation (depreciation)	6,647,049

Total accumulated earnings (deficit)	$4,000,950

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $2,646,099.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $2,646,099 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Moderate Buffer ETF 23

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	December 9, 2024(a) to November 30, 2025

Net asset value, beginning of period	$ 35.00

Income From Investment Operations

Net investment loss(b)(c)	(.24)

Net realized and unrealized gain on investment transactions	4.08

Net increase in net asset value from operations	3.84

Net asset value, end of period	$ 38.84

Total Return

Total investment return based on net asset value(d)	10.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$268,945

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^

Expenses, before waivers/reimbursements	.69	%^

Net investment loss(c)	(.67	)%^

Portfolio turnover rate(e)	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

24 AB Moderate Buffer ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Moderate Buffer ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Moderate Buffer ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and changes in net assets and the financial highlights for the period from December 9, 2024 (commencement of operations) to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, the changes in its net assets and its financial highlights for the period from December 9, 2024 (commencement of operations) to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we per-

ABFunds.com	AB Moderate Buffer ETF 25

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

formed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

26 AB Moderate Buffer ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Moderate Buffer ETF (the “Fund”) for an initial two-year period at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Moderate Buffer ETF 27

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain

28 AB Moderate Buffer ETF	ABFunds.com

expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Moderate Buffer ETF 29

NOTES

30 AB Moderate Buffer ETF	ABFunds.com

NOTES

ABFunds.com	AB Moderate Buffer ETF 31

NOTES

32 AB Moderate Buffer ETF	ABFunds.com

AB MODERATE BUFFER ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-MB-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB NEW YORK INTERMEDIATE MUNICIPAL ETF

(NYSE Arca: NYM)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.8%
Long-Term Municipal Bonds – 88.0%
New York – 78.1%
Albany Capital Resource Corp. (Albany Medical Center Hospital Obligated Group) Series 2025 5.25%, 05/01/2042	$1,500	$1,661,241
5.25%, 05/01/2043	2,250	2,467,615
Albany County Airport Authority (Albany County Airport Authority) Series 2020-B 5.00%, 12/15/2026	855	871,512
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AG Series 2020 3.00%, 04/01/2035	2,220	2,117,527
3.00%, 04/01/2036	2,000	1,877,112
3.00%, 04/01/2037	1,500	1,380,878
4.00%, 04/01/2034	725	745,198
4.00%, 04/01/2038	2,900	2,924,939
4.00%, 04/01/2040	1,500	1,485,802
5.00%, 04/01/2032	2,000	2,152,956
5.00%, 04/01/2033	1,000	1,073,060
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.00%, 06/01/2032(a)	1,150	1,185,724
5.75%, 06/01/2042(a)	2,250	2,291,181
Build NYC Resource Corp. (Grand Concourse Academy Charter School) Series 2022 5.00%, 07/01/2042	550	554,781
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	800	714,846
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2025(b)(c)	1,750	1,225,000
5.25%, 11/01/2029(b)(d)	2,100	1,470,000
Build NYC Resource Corp. (Success Academy Charter Schools Obligated Group) Series 2024 4.00%, 09/01/2040	1,060	1,046,128
4.00%, 09/01/2041	1,725	1,683,829

ABFunds.com	AB New York Intermediate Municipal ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 09/01/2042	$1,175	$1,129,691
5.00%, 09/01/2038	1,485	1,583,816
5.00%, 09/01/2039	1,125	1,192,703
Build NYC Resource Corp. (TrIPs Obligated Group) Series 2025 5.50%, 07/01/2045	1,535	1,624,540
City of New York NY (City of New York NY) Series 2016-C 5.00%, 08/01/2028	11,165	11,200,757
Series 2016-E 5.00%, 08/01/2027	1,495	1,518,216
Series 2018-A 5.00%, 08/01/2026	7,690	7,812,556
Series 2018-D 5.00%, 12/01/2038	9,665	10,046,332
Series 2020-C 4.00%, 08/01/2037	3,445	3,481,267
4.00%, 08/01/2039	1,450	1,455,584
5.00%, 08/01/2026	3,000	3,047,811
Series 2021 1.216%, 08/01/2026	5,360	5,269,616
1.396%, 08/01/2027	4,950	4,761,501
1.623%, 08/01/2028	3,255	3,073,713
Series 2021-F 4.00%, 03/01/2040	1,000	998,786
Series 2023 5.00%, 08/01/2036	2,500	2,811,478
5.00%, 08/01/2040	1,000	1,088,769
5.00%, 08/01/2043	5,000	5,293,728
Series 2023-E 5.25%, 04/01/2044	4,000	4,264,916
Series 2024-A 5.00%, 08/01/2026	1,000	1,015,937
Series 2024-B 5.00%, 09/01/2027	5,000	5,209,274
Series 2024-C 4.61%, 09/01/2037	2,000	1,968,676
5.00%, 03/01/2026	2,000	2,011,806
5.00%, 09/01/2044	1,000	1,056,459
Series 2024-I 5.00%, 04/01/2034	7,000	8,056,679
Series 2025-A 5.00%, 08/01/2035	2,000	2,319,853
Series 2025-B 5.00%, 08/01/2028	9,745	10,317,244

2 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AG Series 2024-A 5.00%, 08/01/2026	$4,985	$5,068,441
AG Series 2024-C 5.00%, 10/01/2026	5,310	5,417,279
5.00%, 10/01/2027	1,000	1,043,662
City of New York NY (Prerefunded – US Treasuries) Series 2021 1.216%, 08/01/2026	640	628,420
1.623%, 08/01/2028	745	704,037
City of Yonkers NY (City of Yonkers NY) AG Series 2024-A 5.00%, 02/15/2037	1,100	1,237,536
5.00%, 02/15/2040	1,000	1,100,298
5.00%, 02/15/2041	2,120	2,313,051
County of Nassau NY (County of Nassau NY) Series 2017-C 5.00%, 10/01/2026	2,220	2,267,205
Series 2024-A 5.00%, 04/01/2040	5,705	6,418,496
5.00%, 04/01/2041	2,855	3,181,207
5.00%, 04/01/2043	9,280	10,089,545
County of Suffolk NY (County of Suffolk NY) Series 2022 5.00%, 09/01/2029	1,770	1,932,885
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040	2,400	2,455,213
Series 2020-B 5.918%, 07/01/2039	4,355	4,307,751
Empire State Development Corp. (Prerefunded – US Govt Agencies) Series 2016-A 5.00%, 03/15/2028	5,010	5,046,054
Empire State Development Corp. (State of New York Pers Income Tax) Series 2017 5.00%, 03/15/2031	5,000	5,143,466
Series 2020-E 5.00%, 03/15/2026	10,000	10,071,507
Series 2022 5.00%, 09/15/2029	6,830	7,442,836

ABFunds.com	AB New York Intermediate Municipal ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hempstead Town Local Development Corp. (Evergreen Charter School) Series 2022-A 5.25%, 06/15/2042	$4,000	$4,063,082
Hudson Yards Infrastructure Corp. (Hudson Yards Infrastructure) Series 2017-A 5.00%, 02/15/2031	17,060	17,546,171
5.00%, 02/15/2032	5,590	5,746,588
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2017-A 5.00%, 11/15/2031	2,060	2,126,368
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2010 6.814%, 11/15/2040	1,215	1,383,697
Series 2016-D 5.00%, 11/15/2027	1,210	1,233,847
Series 2017 5.00%, 11/15/2027	5,050	5,271,463
5.00%, 11/15/2028	4,020	4,283,452
Series 2017-C 5.00%, 11/15/2027	9,140	9,540,826
5.00%, 11/15/2028	7,400	7,803,754
5.00%, 11/15/2029	1,790	1,888,826
5.00%, 11/15/2031	29,930	31,506,159
Series 2020-C 4.75%, 11/15/2045	1,000	1,003,252
Series 2021 3.117% (SOFR + 0.43%), 11/01/2026(e)	250	249,843
Series 2025 5.00%, 11/15/2035	2,815	3,232,010
5.00%, 11/15/2044	2,000	2,109,273
AG Series 2021 3.487% (SOFR + 0.80%), 11/01/2032(e)	3,715	3,715,496
Metropolitan Transportation Authority Dedicated Tax Fund (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2022-A 4.00%, 11/15/2038	3,000	3,044,919
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	250	257,461
5.625%, 07/01/2042(a)	2,000	2,007,990

4 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Eugenio Maria de Hostos Charter School) Series 2024 5.00%, 07/01/2044(a)	$3,445	$3,275,828
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2028	1,210	1,273,430
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	1,485	1,465,160
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	2,265	2,279,324
Nassau County Local Economic Assistance Corp. (Roosevelt Children’s Academy Charter School) Series 2023 4.00%, 07/01/2033	750	758,881
Nassau Health Care Corp. (Nassau Health Care Corp.) Series 2021 5.00%, 08/01/2029	6,000	6,530,412
New York City Health & Hospitals Corp. (New York City Health & Hospital Lease) Series 2025-A 5.00%, 02/15/2041	4,000	4,389,895
5.00%, 02/15/2042	1,000	1,086,509
New York City Housing Development Corp. (8 Spruce NY Owner LLC) Series 2024 4.00%, 12/15/2031	550	563,352
4.375%, 12/15/2031	1,070	1,093,471
5.25%, 12/15/2031	2,620	2,698,072
New York City Industrial Development Agency (Yankee Stadium LLC) AG Series 2020 4.00%, 03/01/2031	4,760	4,946,152
New York City Municipal Water Finance Authority (New York City Municipal Water Finance Authority) Series 2021-B 4.00%, 06/15/2039	2,000	2,023,350
Series 2023 5.00%, 06/15/2035	13,345	15,479,796

ABFunds.com	AB New York Intermediate Municipal ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Municipal Water Finance Authority (Prerefunded – Others) Series 2021 5.00%, 06/15/2027	$10,000	$10,019,494
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	2,065	2,183,829
5.00%, 07/15/2032	16,090	16,997,228
New York City Transitional Finance Authority Building Aid Revenue (Prerefunded – US Treasuries) Series 2016-S 5.00%, 07/15/2034	2,000	2,005,889
New York City Transitional Finance Authority Building Aid Revenue (State of New York State Lease) Series 2021-S 4.00%, 07/15/2040	2,500	2,525,794
New York City Transitional Finance Authority Building Aid Revenue (State of New York) Series 2025-S 5.00%, 07/15/2027	3,745	3,884,193
5.00%, 07/15/2028	2,500	2,659,447
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2016-B 5.00%, 08/01/2031	2,200	2,231,392
Series 2017-F 5.00%, 05/01/2032	1,220	1,255,466
Series 2020 5.00%, 11/01/2027	2,580	2,700,153
Series 2021-E 4.00%, 02/01/2038	3,750	3,806,428
4.00%, 02/01/2040	12,575	12,605,528
Series 2022 5.00%, 11/01/2026	4,000	4,090,360
Series 2023 5.50%, 05/01/2043	5,000	5,514,388
Series 2024 5.01%, 05/01/2034	2,000	2,074,973
Series 2025 5.00%, 05/01/2043	5,500	5,911,112

6 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NEW York Energy Finance Development Corp. (Athene Annuity & Life Co.) Series 2025 5.00%, 07/01/2056	$9,115	$9,764,546
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	2,000	1,999,992
7.25%, 11/15/2044(a)	3,260	3,262,393
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	18,945,452
2.625%, 09/15/2069	22,240	20,946,935
2.80%, 09/15/2069	6,470	6,051,140
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	17,229,444
New York Power Authority (New York Power Authority SFP Transmission Project) AG Series 2023 5.25%, 11/15/2040	1,000	1,147,679
5.25%, 11/15/2041	1,000	1,135,691
New York State Dormitory Authority (Catholic Health System Obligated Group) Series 2019 5.00%, 07/01/2036	1,000	963,108
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2026(a)	1,500	1,507,469
5.00%, 12/01/2034(a)	2,500	2,513,554
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	3,745	3,746,759
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2026	620	626,909
5.00%, 07/01/2027	325	333,794
5.00%, 07/01/2029	500	529,319
5.00%, 07/01/2030	300	321,869
5.00%, 07/01/2031	320	347,492
5.00%, 07/01/2032	280	306,650

ABFunds.com	AB New York Intermediate Municipal ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Iona University) AG Series 2025 5.00%, 07/01/2039	$1,000	$1,114,158
5.00%, 07/01/2040	1,000	1,104,341
5.50%, 07/01/2044	1,250	1,369,664
New York State Dormitory Authority (Memorial Sloan-Kettering Cancer Center) Series 2025 5.00%, 07/01/2035	1,000	1,194,766
New York State Dormitory Authority (Montefiore Obligated Group) Series 2024 5.25%, 11/01/2041	2,150	2,308,547
5.25%, 11/01/2043	1,500	1,578,957
5.50%, 11/01/2044	2,900	3,093,903
New York State Dormitory Authority (Mount Sinai Hospital Obligated Group) Series 2025 5.00%, 07/01/2045	5,250	5,331,804
New York State Dormitory Authority (New York & Presbyterian Hospital Obligated Group) Series 2023 5.00%, 08/01/2036	4,250	4,892,225
New York State Dormitory Authority (New York State Dormitory Authority Lease) AG Series 2020 5.00%, 10/01/2026	3,045	3,106,722
5.00%, 10/01/2029	2,130	2,276,607
New York State Dormitory Authority (New York State Sales Tax) Series 2018-C 5.00%, 03/15/2040	2,000	2,068,673
Series 2023-A 4.00%, 03/15/2043	4,350	4,268,455
New York State Dormitory Authority (New York University) Series 2019-A 5.00%, 07/01/2032	2,975	3,214,961
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,515,245
4.00%, 05/01/2040	6,000	5,997,442
Series 2025 5.00%, 05/01/2027	2,300	2,371,812
5.00%, 05/01/2029	10,635	11,394,095

8 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (NYU Langone Hospitals Obligated Group) Series 2024 5.00%, 07/01/2030	$1,600	$1,767,454
5.00%, 07/01/2034	1,700	1,985,192
New York State Dormitory Authority (Pace University) Series 2024-A 5.25%, 05/01/2039	1,050	1,135,612
5.25%, 05/01/2042	1,325	1,390,572
5.25%, 05/01/2044	1,050	1,083,187
5.50%, 05/01/2049	1,500	1,557,452
New York State Dormitory Authority (Prerefunded – US Govt Agencies) Series 2021 1.187%, 03/15/2026	5,500	5,455,981
New York State Dormitory Authority (Prerefunded – US Treasuries) AG Series 2020 5.00%, 10/01/2026	5	5,099
5.00%, 10/01/2029	5	5,326
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2026	1,000	1,013,758
New York State Dormitory Authority (St. John’s University/NY) Series 2021-A 4.00%, 07/01/2031	1,400	1,476,324
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009 5.628%, 03/15/2039	2,430	2,522,000
Series 2017-B 5.00%, 02/15/2037	5,520	5,686,835
Series 2019-A 5.00%, 03/15/2026	4,500	4,532,178
Series 2021-A 4.00%, 03/15/2039	1,000	1,011,290
Series 2021-E 4.00%, 03/15/2037	4,645	4,761,677
Series 2022-A 4.00%, 03/15/2039	2,000	2,023,481
Series 2024-A 5.00%, 03/15/2046	3,000	3,140,253

ABFunds.com	AB New York Intermediate Municipal ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2035	$1,000	$956,665
5.00%, 07/01/2037	1,000	946,511
5.00%, 07/01/2039	1,500	1,409,178
5.00%, 07/01/2042	1,630	1,497,121
New York State Dormitory Authority (White Plains Hospital Obligated Group) Series 2024 5.00%, 10/01/2035	1,300	1,422,172
5.00%, 10/01/2036	1,700	1,844,742
5.00%, 10/01/2037	1,800	1,937,318
New York State Energy Research & Development Authority (Rochester Gas & Electric) Series 2025 4.00%, 05/15/2032	6,800	6,951,571
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	462,481
Series 2023 5.125%, 09/01/2050(a)	1,800	1,877,195
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2021-O 4.00%, 01/01/2042	5,750	5,720,808
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	7,968,522
Series 2025-A 5.00%, 03/15/2045	5,645	5,991,606
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	375	375,095
Series 2021 2.25%, 08/01/2026	420	417,282
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030	24,485	25,248,753
5.00%, 01/01/2032	2,355	2,422,191
5.00%, 01/01/2036	2,000	2,033,035
Series 2023 5.625%, 04/01/2040	4,165	4,374,901
6.00%, 04/01/2035	1,500	1,655,390

10 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Elevated Accessibility Enhancements Holding) Series 2023 6.971%, 06/30/2051	$2,000	$1,982,223
New York Transportation Development Corp. (Empire State Thruway Partners) Series 2021 4.00%, 10/31/2034	500	503,963
4.00%, 10/31/2041	2,075	1,978,678
New York Transportation Development Corp. (JFK Intl Air Terminal) Series 2020 5.00%, 12/01/2027	2,210	2,286,066
5.00%, 12/01/2030	1,010	1,087,933
5.00%, 12/01/2031	400	429,469
5.00%, 12/01/2032	1,035	1,105,004
5.00%, 12/01/2035	1,000	1,053,763
5.00%, 12/01/2036	1,050	1,100,895
Series 2022 5.00%, 12/01/2027	2,115	2,187,796
5.00%, 12/01/2031	2,035	2,208,556
5.00%, 12/01/2039	4,580	4,821,566
5.00%, 12/01/2040	3,310	3,459,198
5.00%, 12/01/2042	2,860	2,940,747
New York Transportation Development Corp. (JFK NTO LLC) Series 2024 5.25%, 06/30/2043	8,500	8,758,913
5.25%, 06/30/2044	10,895	11,155,685
Series 2025 6.00%, 06/30/2044	2,650	2,893,174
AG Series 2023 5.50%, 06/30/2043	2,250	2,367,130
5.50%, 06/30/2044	2,500	2,617,285
AG Series 2024 4.25%, 06/30/2042	10,000	9,749,799
New York Transportation Development Corp. (Laguardia Gateway Partners) Series 2016-A 5.25%, 01/01/2050	2,535	2,534,959
Niagara Area Development Corp. (Reworld Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	896,284
Onondaga Civic Development Corp. (Crouse Health Hospital Obligated Group) Series 2024 5.00%, 08/01/2033	825	808,737

ABFunds.com	AB New York Intermediate Municipal ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	$300	$304,080
4.00%, 07/01/2036	350	350,591
4.00%, 07/01/2039	450	437,165
Port Authority of New York & New Jersey (Port Authority of New York & New Jersey) Series 2017 5.00%, 10/15/2028	6,925	7,093,246
Series 2018-2 5.00%, 09/15/2026	1,000	1,015,093
5.00%, 09/15/2027	1,000	1,034,230
5.00%, 09/15/2028	8,000	8,305,731
5.00%, 09/15/2031	5,000	5,204,998
5.00%, 09/15/2033	5,335	5,538,223
Series 2019 5.00%, 11/01/2039	9,000	9,323,287
Series 2020-2 5.00%, 07/15/2033	3,000	3,213,702
5.00%, 07/15/2034	4,860	5,186,149
5.00%, 07/15/2035	5,095	5,412,489
Series 2022-2 5.00%, 08/01/2030	7,185	7,798,866
5.00%, 08/01/2035	1,390	1,517,750
Series 2023-2 5.00%, 12/01/2036	1,750	1,923,596
5.00%, 12/01/2038	2,000	2,167,139
5.00%, 12/01/2041	1,005	1,063,398
Saratoga County Capital Resource Corp. (Washington Saratoga Warren Hamilton & Essex Boces) Series 2025 4.875%, 07/01/2044	6,000	6,220,830
State of New York (State of New York) Series 2023-A 5.00%, 03/15/2026	1,395	1,405,668
5.00%, 03/15/2031	5,600	6,355,210
5.00%, 03/15/2032	1,815	2,095,592
5.00%, 03/15/2033	1,750	2,049,690
5.00%, 03/15/2036	1,500	1,732,403
5.00%, 03/15/2038	1,500	1,707,084
5.00%, 03/15/2039	2,000	2,261,498
5.00%, 03/15/2040	2,250	2,514,887
Series 2023-C 5.00%, 03/15/2037	1,670	1,913,959

12 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Peconic Landing at Southold) Series 2020 5.00%, 12/01/2029	$500	$511,447
5.00%, 12/01/2034	1,000	1,036,186
Suffolk Regional Off-Track Betting Corp. (Suffolk Regional Off-Track Betting) Series 2024 5.75%, 12/01/2044	4,300	4,372,206
Suffolk Tobacco Asset Securitization Corp. (Suffolk Tobacco Asset Securitization) Series 2021 4.00%, 06/01/2035	2,300	2,303,041
4.00%, 06/01/2036	2,425	2,401,825
4.00%, 06/01/2038	1,000	964,000
4.00%, 06/01/2050	1,970	1,797,638
5.00%, 06/01/2034	2,275	2,415,964
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,035	15,184,308
Series 2021-A 2.511%, 05/15/2035	10,000	8,517,720
Series 2022 3.737% (SOFR + 1.05%), 04/01/2026(e)	7,500	7,502,871
5.00%, 05/15/2041	1,750	1,878,019
Series 2023 5.25%, 11/15/2042	10,420	11,500,240
Series 2024 5.00%, 11/15/2033	3,000	3,495,556
Series 2024-B 5.00%, 03/15/2027	5,000	5,158,010
Series 2025 5.00%, 03/15/2027	10,000	10,316,021
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2025-A 5.00%, 02/01/2028	10,865	11,433,989
5.00%, 03/01/2028	2,500	2,633,739
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 4.00%, 09/01/2040	1,190	1,180,062
5.00%, 09/01/2031	2,570	2,799,459
5.00%, 09/01/2032	7,890	8,573,978
5.00%, 09/01/2033	3,010	3,260,648
5.00%, 09/01/2034	1,370	1,480,501

ABFunds.com	AB New York Intermediate Municipal ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts) Series 2016-A 5.00%, 12/01/2026	$13,175	$13,490,761
Series 2020 4.00%, 12/01/2033	1,160	1,200,071
5.00%, 12/01/2031	1,800	1,998,744
5.00%, 12/01/2032	2,000	2,212,195
Utility Debt Securitization Authority (Utility Debt Securitization Authority) Series 2015 5.00%, 12/15/2033	2,000	2,001,758
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 5.00%, 01/01/2027	270	273,184
5.00%, 01/01/2032	520	549,263
5.00%, 01/01/2037	530	556,294
5.00%, 01/01/2041	720	742,721

		1,009,519,285

Alabama – 0.5%
Black Belt Energy Gas District (Pacific Life Insurance) Series 2024-C 5.00%, 05/01/2055	5,000	5,380,198
Southeast Energy Authority A Cooperative District (Athene Annuity & Life Co.) Series 2025-A 5.00%, 01/01/2056	1,000	1,044,253

		6,424,451

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	670	699,656

California – 0.1%
California Community Choice Financing Authority (Goldman Sachs Group) Series 2023 5.25%, 11/01/2054	1,215	1,299,537

Colorado – 0.0%
Vauxmont Metropolitan District (Vauxmont Metropolitan District) AG Series 2020 5.00%, 12/01/2050	160	162,289

14 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.7%
State of Connecticut (State of Connecticut) Series 2018-C 5.00%, 06/15/2027	$4,715	$4,891,503
Series 2018-F 5.00%, 09/15/2027	4,025	4,199,940

		9,091,443

Florida – 0.0%
County of Osceola FL Transportation Revenue (County of Osceola FL Transportation Revenue) Series 2020-A Zero Coupon, 10/01/2030	100	82,952
Zero Coupon, 10/01/2032	100	76,188
Zero Coupon, 10/01/2033	100	72,780
Zero Coupon, 10/01/2034	110	76,458

		308,378

Georgia – 0.2%
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2019 5.00%, 01/01/2031	905	952,011
5.00%, 01/01/2032	565	593,831
Municipal Electric Authority of Georgia (PowerSouth Energy Cooperative) Series 2019 5.00%, 01/01/2035	1,185	1,225,731

		2,771,573

Guam – 2.0%
Antonio B Won Pat International Airport Authority (Antonio B Won Pat Intl Airport Authority) Series 2021-A 3.099%, 10/01/2028	1,430	1,381,664
Series 2023 5.125%, 10/01/2034	250	271,528
5.25%, 10/01/2031	1,025	1,110,676
5.25%, 10/01/2035	265	292,137
5.375%, 10/01/2033	525	580,967
Series 2024-A 5.00%, 10/01/2028	325	336,425
5.00%, 10/01/2030	855	907,220
5.00%, 10/01/2032	1,875	2,015,003
Guam Government Waterworks Authority (Guam Govt Waterworks Authority) Series 2017 5.00%, 07/01/2028	1,250	1,285,390

ABFunds.com	AB New York Intermediate Municipal ETF 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam Government Waterworks Authority (Guam Waterworks Authority Water & Wastewater System) Series 2024-A 5.00%, 07/01/2045	$1,100	$1,129,107
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2025-A 5.25%, 07/01/2041	1,050	1,132,493
Guam Power Authority (Guam Power Authority) Series 2017-A 5.00%, 10/01/2026	1,225	1,244,677
5.00%, 10/01/2027	1,230	1,273,616
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	1,150	1,167,786
5.00%, 12/01/2029	770	780,118
5.00%, 12/01/2030	1,000	1,013,405
5.00%, 12/01/2032	925	936,397
5.00%, 12/01/2033	1,725	1,745,756
5.00%, 12/01/2034	1,250	1,265,039
Territory of Guam (Territory of Guam) Series 2019 5.00%, 11/15/2031	175	184,795
Series 2025-G 5.00%, 01/01/2032	2,000	2,197,348
5.00%, 01/01/2033	2,500	2,771,457
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2030	1,250	1,339,366

		26,362,370

Illinois – 0.2%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	365	369,915
5.00%, 09/01/2033	200	201,962
5.00%, 09/01/2034	100	100,556
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017-B 5.00%, 12/15/2028	2,000	2,072,582

		2,745,015

16 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 0.0%
City of Fort Wayne IN (Do Good Foods Fort Wayne Obligated Group) 10.75%, 12/01/2029(b)(d)	$32	$3

Kentucky – 0.1%
City of Ashland KY (Royal Blue Health Obligated Group) Series 2019 5.00%, 02/01/2026	350	350,832
5.00%, 02/01/2027	375	381,650
5.00%, 02/01/2030	210	224,322
5.00%, 02/01/2031	275	293,974

		1,250,778

Michigan – 1.2%
City of Detroit MI (City of Detroit MI) Series 2018 5.00%, 04/01/2029	250	259,188
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2029	8,600	8,955,952
5.00%, 12/31/2030	4,000	4,165,772
5.00%, 06/30/2032	1,690	1,755,054

		15,135,966

Missouri – 0.0%
Howard Bend Levee District (Howard Bend Levee District) XLCA Series 2005 5.75%, 03/01/2027	275	282,673

Nebraska – 0.8%
Central Plains Energy Project (Goldman Sachs Group) Series 2022-1 5.00%, 05/01/2053	10,000	10,520,007

Nevada – 0.0%
Sparks Tourism Improvement District No. 1 (Prerefunded – US Treasuries) Series 2019-A 2.75%, 06/15/2028(a)	195	195,002

ABFunds.com	AB New York Intermediate Municipal ETF 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.1%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	$5,000	$5,048,323
Series 2018-A 5.00%, 06/15/2028	11,680	11,807,381
New Jersey Transportation Trust Fund Authority (Prerefunded – US Treasuries) Series 2019-B 5.00%, 06/15/2030	230	246,710
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2018-A 5.00%, 12/15/2030	3,360	3,580,462
Series 2024-A 5.00%, 06/15/2042	4,805	5,195,510
New Jersey Transportation Trust Fund Authority (State of New Jersey) Series 2019-B 5.00%, 06/15/2030	1,270	1,354,306

		27,232,692

Puerto Rico – 1.0%
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2021-A Zero Coupon, 07/01/2033	2,420	1,741,889
5.625%, 07/01/2029	760	806,586
Series 2022-C Zero Coupon, 11/01/2043	771	493,714
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico Commonwealth Aqueduct & Sewer Authority) Series 2020-A 5.00%, 07/01/2030(a)	3,090	3,218,490
5.00%, 07/01/2035(a)	2,310	2,391,054
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) AG Series 2007-V 5.25%, 07/01/2031	1,390	1,416,808
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.25%, 01/01/2040	1,000	1,135,830
6.50%, 01/01/2041	1,250	1,426,973

		12,631,344

18 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.4%
South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2020-A 5.00%, 12/01/2043	$1,500	$1,536,097
Series 2021-B 4.00%, 12/01/2038	2,125	2,139,583
5.00%, 12/01/2040	1,000	1,053,378

		4,729,058

Texas – 0.2%
Texas Municipal Gas Acquisition & Supply Corp. V (Bank of America Corp.) Series 2024 5.00%, 01/01/2055	2,000	2,205,157

Washington – 0.1%
Washington State Housing Finance Commission (WSHFC 2021-1) Series 2021-1, Class A 3.50%, 12/20/2035	931	903,617
Series 2021-1, Class X 0.727%, 12/20/2035(f)	931	35,429

		939,046

Wisconsin – 0.2%
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2026(a)	1,050	1,059,863
5.00%, 10/01/2027(a)	1,090	1,112,617
5.00%, 10/01/2028(a)	900	929,214
5.00%, 10/01/2029(a)	275	286,353

		3,388,047

Total Long-Term Municipal Bonds (cost $1,146,956,159)		1,137,893,770

Short-Term Municipal Notes – 9.8%
New York – 9.8%
Build NYC Resource Corp. (Asia Society/The) Series 2015 2.84%, 04/01/2045(g)	1,585	1,585,000
City of Buffalo NY (City of Buffalo NY) Series 2025-A 4.00%, 09/30/2026	5,000	5,061,313

ABFunds.com	AB New York Intermediate Municipal ETF 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of New Rochelle NY (City of New Rochelle NY) Series 2025 4.00%, 12/09/2026(h)	$8,000	$8,112,999
City of New York NY (City of New York NY) Series 2008-L 2.90%, 04/01/2038(g)	2,820	2,820,000
Series 2013-D 2.85%, 08/01/2040(g)	1,800	1,800,000
Series 2015 2.85%, 06/01/2044(g)	3,215	3,215,000
Series 2022-A 2.85%, 09/01/2049(g)	3,900	3,900,000
City of Rochester NY (City of Rochester NY) Series 2025-I 4.00%, 07/30/2026	2,000	2,018,293
Connetquot Central School District of Islip (Connetquot Central School District of Islip) Series 2025 4.00%, 06/18/2026	1,000	1,008,029
Dutchess County Industrial Development Agency (Marist College) Series 2008 2.84%, 07/01/2038(g)	1,105	1,105,000
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2015 2.79%, 11/01/2026(g)	100	100,000
Series 2019-2 2.85%, 11/01/2032(g)	6,300	6,300,000
Series 2021-E 2.75%, 11/01/2035(g)	6,710	6,710,000
New York City Health & Hospitals Corp. (New York City Health & Hospitals) Series 28-D 2.68%, 02/15/2026(g)	240	240,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 2.90%, 10/15/2041(g)	250	250,000
New York City Housing Development Corp. (Hewitt Westchester LP) Series 2011 2.85%, 11/01/2048(g)	3,400	3,400,000

20 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Housing Development Corp. (New York City Housing Development) Series 2012-A 2.68%, 09/01/2049(g)	$1,000	$1,000,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2023 2.75%, 05/01/2044(g)	5,790	5,790,000
New York State Housing Finance Agency (DD 11th Avenue LLC) Series 2009 2.90%, 05/15/2041(g)	1,075	1,075,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 2.68%, 05/01/2035(g)	3,473	3,473,000
New York State Housing Finance Agency (New York State Housing Finance Agency) Series 2006 2.92%, 11/15/2036(g)	7,800	7,800,000
Series 2009 2.75%, 05/15/2039(g)	400	400,000
Nuveen New York AMT-Free Quality Municipal Income Fund (Nuveen New York AMT-Free Quality Municipal Income Fund) Series 2017 3.24%, 05/01/2047(a)(g)	7,200	7,200,000
Town of Oyster Bay NY (Town of Oyster Bay NY) Series 2025 4.00%, 03/06/2026	13,000	13,045,929
4.00%, 08/21/2026	15,150	15,305,871
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2018-2 2.90%, 01/01/2031(g)	5,000	5,000,000
Series 2023-B 2.85%, 01/01/2032(g)	1,900	1,900,000
Series 2025 5.00%, 05/15/2026	5,125	5,181,854
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden/The) Series 2009 2.78%, 07/01/2032(g)	6,385	6,385,000

ABFunds.com	AB New York Intermediate Municipal ETF 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Trust for Cultural Resources of The City of New York (The) (Pierpont Morgan Library) Series 2004 2.85%, 02/01/2034(g)	$5,465	$5,465,000

Total Short-Term Municipal Notes (cost $126,650,771)		126,647,288

Total Municipal Obligations (cost $1,273,606,930)		1,264,541,058

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029 (cost $2,432,756)	2,377	2,313,118

ASSET-BACKED SECURITIES – 0.0%
Autos - Fixed Rate – 0.0%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a) (cost $493,995)	494	499,225

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C02, Class 1M2 10.186% (CME Term SOFR + 6.11%), 09/25/2028(e)	5	4,629
Series 2016-C01, Class 1M2 10.936% (CME Term SOFR + 6.86%), 08/25/2028(e)	54	54,683

Total Collateralized Mortgage Obligations (cost $59,689)		59,312

Total Investments – 98.0% (cost $1,276,593,370)		1,267,412,713
Other assets less liabilities – 2.0%		25,537,557

Net Assets – 100.0%		$1,292,950,270

22 AB New York Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	25,120	10/15/2028	CPI#	2.565%	Maturity	$2,487	$(53,967)	$56,454
USD	22,000	10/15/2029	2.569%	CPI#	Maturity	(56,093)	6,527	(62,620)
USD	21,500	10/15/2029	2.485%	CPI#	Maturity	32,905	92,259	(59,354)
USD	17,177	10/15/2029	2.516%	CPI#	Maturity	389	48,353	(47,964)
USD	17,162	10/15/2029	2.499%	CPI#	Maturity	14,583	62,207	(47,624)
USD	17,161	10/15/2029	2.451%	CPI#	Maturity	54,400	101,184	(46,784)
USD	26,380	10/15/2030	CPI#	2.531%	Maturity	65,490	(23,191)	88,681

						$114,161	$233,372	$(119,211)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(646,355)	$(264,471)		$(381,884)
USD	17,500	10/15/2029	1 Day SOFR	3.785%	Annual	322,027	286,594		35,433
USD	7,600	10/15/2030	1 Day SOFR	4.082%	Annual	265,888	241,963		23,925
USD	10,400	12/02/2032	1 Day SOFR	3.427%	Annual	3,681	– 0	–	3,681
USD	8,200	06/15/2034	3.543%	1 Day SOFR	Annual	23,262	30,380		(7,118)
USD	9,620	08/15/2034	3.314%	1 Day SOFR	Annual	193,356	206,922		(13,566)
USD	4,200	02/15/2035	3.747%	1 Day SOFR	Annual	(44,907)	(39,956)		(4,951)

						$116,952	$461,432		$(344,480)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	1 Week SIFMA*	Quarterly	$846,968	$	– 0	–	$846,968

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $41,660,715 or 3.2% of net assets.

(b)	Non-income producing security.

(c)	Defaulted matured security.

ABFunds.com	AB New York Intermediate Municipal ETF 23

PORTFOLIO OF INVESTMENTS (continued)

(d)	Defaulted.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(f)	IO – Interest Only.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	When-Issued or delayed delivery security.

As of November 30, 2025, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.3% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

AMT – Alternative Minimum Tax (subject to)

CME – Chicago Mercantile Exchange

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

24 AB New York Intermediate Municipal ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value (cost $1,276,593,370)	$1,267,412,713
Cash	22,757,330
Cash collateral due from broker	1,929,478
Interest receivable	14,932,092
Unrealized appreciation on interest rate swaps	846,968
Receivable for investment securities sold	335,000
Receivable for variation margin on centrally cleared swaps	28,831

Total assets	1,308,242,412

Liabilities
Payable for investment securities purchased	14,835,385
Advisory fee payable	292,722
Other liabilities	164,035

Total liabilities	15,292,142

Net Assets	$1,292,950,270

Composition of Net Assets
Capital stock, at par	$5,163
Additional paid-in capital	1,327,557,225
Accumulated loss	(34,612,118)

Net Assets	$1,292,950,270

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 51,625,758 common shares outstanding)	$25.04

See notes to financial statements.

ABFunds.com	AB New York Intermediate Municipal ETF 25

STATEMENT OF OPERATIONS

	October 1, 2025 to November 30, 2025(a)		Year Ended September 30, 2025(b)
Investment Income
Interest	$7,075,163		$42,466,489
Other income	– 0	–	83,795 (c)

Total income	7,075,163		42,550,284

Expenses
Advisory fee (see Note B)	775,888		5,297,425
Shareholder servicing fee (see Note B)	127,019		1,156,224
Distribution fee—Class A	3,333		175,431
Distribution fee—Class C	605		19,055
Transfer agency—Class A	646		24,667
Transfer agency—Class C	30		716
Transfer agency—Advisor Class	6,199		17,770
Transfer agency—Non-Retail Class	3,180		33,858
Legal	60,496		79,717
Custody and accounting	15,363		141,438
Audit and tax	15,132		52,747
Printing	8,772		47,097
Directors’ fees	7,514		38,696
Registration fees	1,705		64,667
Miscellaneous	892		19,172

Total expenses before bank overdraft expense	1,026,774		7,168,680
Bank overdraft expense	– 0	–	79,381

Total expenses	1,026,774		7,248,061

Net investment income	6,048,389		35,302,223

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	46,704		(3,820,015)
Swaps	569,231		321,616
Net change in unrealized appreciation (depreciation) of:
Investments	6,230,286		(8,295,454)
Swaps	(1,039,865)		319,078

Net gain (loss) on investment transactions	5,806,356		(11,474,775)

Net Increase in Net Assets from Operations	$11,854,745		$23,827,448

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, New York Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB New York Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(c)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses (see Note B).

See notes to financial statements.

26 AB New York Intermediate Municipal ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	October 1, 2025 to November 30, 2025(a)		Year Ended September 30, 2025(b)	Year Ended September 30, 2024
Increase in Net Assets from Operations
Net investment income	$6,048,389		$35,302,223	$36,219,704
Net realized gain (loss) on investment transactions	615,935		(3,498,399)	171,268
Net change in unrealized appreciation (depreciation) of investments	5,190,421		(7,976,376)	64,095,176

Net increase in net assets from operations	11,854,745		23,827,448	100,486,148
Distributions to Shareholders
Class A	– 0	–	(1,801,246)	(1,922,062)
Class C	– 0	–	(34,459)	(45,728)
Advisor Class	(3,614,529)		(1,436,296)	(1,586,798)
Municipal Class	– 0	–	(31,911,836)	(32,190,707)
Transactions in Shares of the Fund
Net increase (decrease)	3,715,650		(51,699,999)	(61,971,979)

Total increase (decrease)	11,955,866		(63,056,388)	2,768,874
Net Assets
Beginning of period	1,280,994,404		1,344,050,792	1,341,281,918

End of period	$1,292,950,270		$1,280,994,404	$1,344,050,792

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, New York Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB New York Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

ABFunds.com	AB New York Intermediate Municipal ETF 27

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB New York Intermediate Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on November 10, 2025. At meetings held on May 6-8, 2025, the Fund’s Board of Directors (the “Board”) approved the reorganization of New York Municipal Portfolio, a portfolio of Sanford C. Bernstein Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”) the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, November 7, 2025. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through November 7, 2025. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for

28 AB New York Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed

ABFunds.com	AB New York Intermediate Municipal ETF 29

NOTES TO FINANCIAL STATEMENTS (continued)

appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key

30 AB New York Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,137,893,770	$	– 0	–	$1,137,893,770
Short-Term Municipal Notes		– 0	–	126,647,288		– 0	–	126,647,288
Governments – Treasuries		– 0	–	2,313,118		– 0	–	2,313,118
Asset-Backed Securities		– 0	–	499,225		– 0	–	499,225
Collateralized Mortgage Obligations		– 0	–	59,312		– 0	–	59,312
Total Investments in Securities		– 0	–	1,267,412,713		– 0	–	1,267,412,713
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	170,254		– 0	–	170,254	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	808,214		– 0	–	808,214	(b)
Interest Rate Swaps		– 0	–	846,968		– 0	–	846,968
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(56,093)		– 0	–	(56,093	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(691,262)		– 0	–	(691,262	)(b)

Total	$	– 0	–	$1,268,490,794	$	– 0	–	$1,268,490,794

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses

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NOTES TO FINANCIAL STATEMENTS (continued)

from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Sanford Bernstein Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s daily net assets. The fees are accrued daily and paid monthly. Prior to November 10, 2025, the Acquired Portfolio paid the Adviser an advisory fee of the Fund’s average daily net assets at an annual rate 0.425% of the first $1 billion, .375% of the next $2 billion, .325% of the next $2 billion and .275% thereafter.

Prior to November 7, 2025, under the Shareholder Servicing Agreement between the Acquired Portfolio and the Adviser, the Adviser paid expenses it

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NOTES TO FINANCIAL STATEMENTS (continued)

incurred in providing shareholder servicing to Sanford C. Bernstein Fund, Inc., the Acquired Portfolio and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by the Acquired Portfolio to the Adviser for services is .10 of 1%, annualized, of the average net assets attributable to the Bernstein Class during the month.

Prior to November 7, 2025, under a Transfer Agency Agreement between Sanford C. Bernstein Fund, Inc. on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensated ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the period ended November 30, 2025 and the year ended September 30, 2025, the compensation retained by ABIS amounted to $0 and $18,067, respectively.

Prior to November 7, 2025, under the Distribution Agreement between the Acquired Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agreed to act as agent to sell shares of the Acquired Portfolio. The Distributor received no fee for this service, and furthermore agreed to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the period ended November 30, 2025, there was no such reimbursement.

During the year ended September 30, 2025, the Adviser reimbursed the Acquired Portfolio $83,795 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2025 is as follows:

Fund	Market Value 9/30/25 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)			Dividend Income (000)
AB Government Money Market Portfolio	$	– 0	–	$1	$1	$	– 0	–	$	– 0	–

There were no transactions in AB mutual funds for the year ended September 30, 2025.

NOTE C

Distribution Services Agreement

Effective November 7, 2025, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the period ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,107,197		$29,368,332
U.S. government securities	– 0	–	– 0	–

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year end September 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$358,947,749		$330,715,118
U.S. government securities	– 0	–	– 0	–

For the period ended November 30, 2025, there were no in-kind purchases and in-kind sales in the fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,276,734,725

Gross unrealized appreciation	$13,377,157
Gross unrealized depreciation	(22,029,824)

Net unrealized depreciation	$(8,652,667)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

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NOTES TO FINANCIAL STATEMENTS (continued)

upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended November 30, 2025, the Fund held interest rate swaps for hedging purposes. During the year ended September 30, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the period ended November 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes. During the year ended September 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end,

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NOTES TO FINANCIAL STATEMENTS (continued)

please refer to netting arrangements by the OTC counterparty table below for additional details.

During the period ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$208,174	*	Payable for variation margin on centrally cleared swaps	$671,865	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	846,968

Total		$1,055,142			$671,865

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for Period ended October 1, 2025 to November 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$569,231	$(1,039,865)

Total		$569,231	$(1,039,865)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations for the Year ended September 30, 2025	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$321,616	$319,078

Total		$321,616	$319,078

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2025:

Interest Rate Swaps:
Average notional amount	$16,980,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$78,753,333
Centrally Cleared Inflation Swaps:
Average notional amount	$146,500,000

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2025:

Interest Rate Swaps:
Average notional amount	$16,980,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$102,258,462
Centrally Cleared Inflation Swaps:
Average notional amount	$133,125,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$846,968	$	– 0	–	$	– 0	–	$	– 0	–	$846,968

Total	$846,968	$	– 0	–	$	– 0	–	$	– 0	–	$846,968	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will

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NOTES TO FINANCIAL STATEMENTS (continued)

appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares						Amount
	Period Ended November 30, 2025(a)		Year Ended September 30, 2025(b)		Year Ended September 30, 2024		Period Ended November 30, 2025(a)		Year Ended September 30, 2025(b)		Year Ended September 30, 2024

Class A
Shares sold	231,238		478,705		511,550		$3,119,394		$6,444,742		$6,856,811

Shares issued in reinvestment of dividends	– 0	–	87,023		96,636		– 0	–	1,163,828		1,293,291

Shares converted from Class C	– 0	–	36,803		89,224		– 0	–	491,109		1,179,567

Shares converted to Advisor Class	(5,364,578)		– 0	–	– 0	–	(72,384,257)		– 0	–	– 0	–

Shares redeemed	(26,003)		(1,032,061)		(1,250,242)		(356,147)		(13,801,795)		(16,631,590)

Net decrease	(5,159,343)		(429,530)		(552,832)		$(69,621,010)		$(5,702,116)		$(7,301,921)

Class C
Shares sold	240,529		103,614		3,959		$3,244,738		$1,396,070		$53,025

Shares issued in reinvestment of dividends	– 0	–	1,916		2,820		– 0	–	25,622		37,695

Shares converted to Class A	– 0	–	(36,808)		(89,220)		– 0	–	(491,109)		(1,179,567)

Shares converted to Advisor Class	(434,443)		– 0	–	– 0	–	(5,862,286)		– 0	–	– 0	–

Shares redeemed	(1,708)		(46,980)		(21,395)		(23,036)		(632,415)		(284,563)

Net increase (decrease)	(195,622)		21,742		(103,836)		$(2,640,584)		$298,168		$(1,373,410)

Municipal Class
Shares sold	1,063,719		12,390,680		35,241,900		$14,388,990		$166,136,309		$469,614,601

Shares issued in reinvestment of dividends	220,443		1,776,990		1,825,316		2,986,997		23,771,829		24,433,295

Shares converted to Adviser Class	(85,702,331)		– 0	–	– 0	–	(1,160,958,050)		– 0	–	– 0	–

Shares redeemed	(1,009,716)		(17,872,527)		(40,208,328)		(13,664,268)		(239,549,123)		(535,750,259)

Net decrease	(85,427,885)		(3,704,857)		(3,141,112)		$(1,157,246,331)		$(49,640,985)		$(41,702,363)

Advisor Class
Shares sold	220,938		2,095,450		1,375,768		$5,503,803		$27,991,632		$18,427,073

Shares converted from Class A	2,905,241		– 0	–	– 0	–	72,384,257		– 0	–	– 0	–

Shares converted from Class C	235,277		– 0	–	– 0	–	5,862,286		– 0	–	– 0	–

Shares converted from Municipal Class	46,438,322		– 0	–	– 0	–	1,160,958,050		– 0	–	– 0	–

Shares issued in reinvestment of dividends	10,312		70,628		84,614		257,817		944,644		1,131,119

Shares redeemed	(469,817)		(1,913,739)		(2,333,393)		(11,742,638)		(25,591,342)		(31,152,477)

Net increase (decrease)	49,340,273		252,339		(873,011)		$1,233,223,575		$3,344,934		$(11,594,285)

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on November 7, 2025, New York Municipal Portfolio (the “Acquired Portfolio”) was reorganized into AB New York Intermediate Municipal ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced

ABFunds.com	AB New York Intermediate Municipal ETF 43

NOTES TO FINANCIAL STATEMENTS (continued)

insolvency proceedings. Most of the Fund’s investments are in New York municipal securities. Thus, the Fund may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Fund is not “diversified”. This means that the Fund can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Fund’s net asset value (“NAV”).

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low

44 AB New York Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

ABFunds.com	AB New York Intermediate Municipal ETF 45

NOTES TO FINANCIAL STATEMENTS (continued)

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower

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NOTES TO FINANCIAL STATEMENTS (continued)

than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

ABFunds.com	AB New York Intermediate Municipal ETF 47

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2025 and the years ended September 30, 2025 and September 30, 2024 were as follows:

	October 1, 2025 to November 30, 2025		Year ended September 30, 2025		Year ended September 30, 2024
Distributions paid from:
Ordinary income	$124,863		$964,191		1,837,686
Long-term capital gains	– 0	–	– 0	–	– 0	–
Total taxable distributions	124,863		964,191		1,837,686
Tax exempt distributions	3,489,666		34,219,646		33,907,609

Total distributions paid	$3,614,529		$35,183,837		$35,745,295

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,201,084
Accumulated capital and other losses	(28,020,699	)(a)
Unrealized appreciation (depreciation)	(8,792,504	)(b)

Total accumulated earnings (deficit)	$(34,612,119)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $28,020,699. During the fiscal year, the Fund utilized $624,906 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $27,938,209 and a net long-term capital loss carryforward of $82,490, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal period, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Reorganization

At meetings held on May 6—8, 2025, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business November 7, 2025. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	95,056,720		– 0	–		$1,287,610,520	+	$	– 0	–
The Fund	– 0	–	51,425,718		$	– 0	–		$1,287,610,520

*	Represents the accounting survivor.

+

Includes distributions in excess of net investment income of $150,524 and unrealized depreciation on investments of $8,558,388, with a fair value of $1,260,803,927 and identified cost of $1,269,362,315.

Acquired Portfolio’s Share Class	Shares outstanding before Conversion	Conversion Ratio	Shares outstanding immediately after the Conversion
Advisor Class	9,351,572	0.53314408	4,985,735
Sanford C. Bernstein Class	85,705,148	0.54185757	46,439,983

Total	95,056,720		51,425,718

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB New York Intermediate Municipal ETF 49

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

October 1, 2025 to November 30, 2025(b)	Year Ended September 30,
2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 24.89	$ 25.09	$ 23.91	$ 23.78	$ 26.29	$ 25.91

Income From Investment Operations

Net investment income(c)	.12	.70	†	.68	(d)	.59	.50	.50

Net realized and unrealized gain on investment transactions	.10	(.20)	1.16	0.13	(2.51)	.38

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(g)	– 0	–	– 0	–
Net increase in net asset value from operations	.22	.50	1.84	0.72	(2.01)	.88

Less: Dividends

Dividends from net investment income	(.07)	(.70)	(.66)	(.59)	(.50)	(.50)

Net asset value, end of period	$ 25.04	$ 24.89	$ 25.09	$ 23.91	$ 23.78	$ 26.29

Total Return

Total investment return based on net asset value(e)	.96%	2.03	%†	7.81%	3.04	(7.77)	3.44

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,292,950	$56,875	$53,919	$62,682	$61,511	$67,388

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.30	%^	.50%	.49%	.51%	.48%	.48%

Expenses, before waivers/reimbursements(f)	.30	%^	.50%	.50%	.51%	.48%	.48%

Net investment income	3.06	%^	2.82	%†	2.74	%(d)	2.40%	1.96%	1.91%

Portfolio turnover rate(h)	1%	28%	33%	20%	14%	18%

(a)

After the close of business on November 7, 2025, New York Municipal Portfolio (the “Acquired Portfolio”) was converted into AB New York Intermediate Municipal ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2021 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(f)	The expense ratios presented below exclude bank overdraft expense:

	October 1, 2025 to November 30, 2025		Year Ended September 30,
			2025	2024	2023	2022	2021
Net of waivers/reimbursements	.30	%^	.49%	.49%	.51%	.48%	.48%
Before waivers/reimbursements	.30	%^	.49%	.50%	.51%	.48%	.48%

†

During the year ended September 30, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows.

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .00(g)	.01%	.01%

(g)	Amount is less than $.005.

(h)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB New York Intermediate Municipal ETF 51

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB New York Intermediate Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB New York Intermediate Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 1, 2025 to November 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations, changes in its net assets and its financial highlights for the period from October 1, 2025 to November 30, 2025, in conformity with U.S. generally accepted accounting principles.

The statement of operations for the year ended September 30, 2025, the statements of changes in net assets for each of the two years in the period ended September 30, 2025, and the financial highlights for each of the five years in the period ended September 30, 2025, before the effects of adjustments to retrospectively adjust the financial highlights for the effect of the reorganization discussed in Note I to the financial statements, were audited by other auditors, whose report dated November 26, 2025, expressed an unqualified opinion on those statements.

We also have audited the adjustments to the financial highlights for each of the five years in the period ended September 30, 2025 to retrospectively adjust the financial highlights to give effect to the reorganization described in Note I to the financial statements. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements of the Fund for periods prior to October 1, 2025 other than with respect to the adjustments, and accordingly, we do not express an opinion or any other form of assurance on the financial statements taken as a whole for periods prior to October 1, 2025.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 29, 2026

ABFunds.com	AB New York Intermediate Municipal ETF 53

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 11.69% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $23,936 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB New York Intermediate Municipal ETF (the “Fund”) for an initial two-year period at a meeting held in-person on May 6-8, 2025 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB New York Intermediate Municipal ETF 55

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB New York Municipal Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired Portfolio (the “Conversion”). The Conversion is expected to be consummated on or about November 7, 2025. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds and ETFs, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

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Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other ETFs in the same category as the Fund, based on the Fund’s projected net assets of $1.3 billion (the Acquired Portfolio’s current asset size). The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the proposed advisory fee rate for the Fund would be lower than that for the Acquired Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

ABFunds.com	AB New York Intermediate Municipal ETF 57

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s projected total expense ratio in comparison to the medians for a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”) selected by the 15(c) service provider. The directors view the Fund’s projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser will be responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s projected expense ratio was lower than the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

58 AB New York Intermediate Municipal ETF	ABFunds.com

NOTES

ABFunds.com	AB New York Intermediate Municipal ETF 59

NOTES

60 AB New York Intermediate Municipal ETF	ABFunds.com

AB NEW YORK INTERMEDIATE MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-NYIM-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION HIGH YIELD ETF

(NYSE Arca: SYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 79.1%
Industrial – 69.2%
Basic – 4.1%
Ahlstrom Holding 3 Oy 4.875%, 02/04/2028(a)	U.S.$	392	$382,776
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)		1,587	1,557,752
7.125%, 03/15/2031(a)		3,880	4,116,331
Alumina Pty Ltd. 6.125%, 03/15/2030(a)		7	7,191
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(b)		2,458	368,839
11.175% (10.425% Cash or 11.175% PIK or 6.425% Cash and 4.75% PIK), 09/30/2029(a)(b)(c)		960	756,688
Celanese US Holdings LLC 6.83%, 07/15/2029(c)		213	219,382
6.879%, 07/15/2032(c)		1,303	1,329,633
Cerdia Finanz GmbH 9.375%, 10/03/2031(a)		380	392,149
Champion Iron Canada, Inc. 7.875%, 07/15/2032(a)		1,193	1,257,637
Constellium SE 3.75%, 04/15/2029(a)		1,105	1,065,540
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		2,887	2,881,919
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,974	2,910,862
Hudbay Minerals, Inc. 6.125%, 04/01/2029(a)		200	202,784
INEOS Finance PLC 7.25%, 03/31/2031(a)	EUR	715	738,740
INEOS Quattro Finance 2 PLC 6.75%, 04/15/2030(a)		1,103	1,046,727
Novelis Corp. 4.75%, 01/30/2030(a)	U.S.$	4,657	4,488,370
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)	EUR	100	114,989
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)	U.S.$	680	669,508
SNF Group SACA 3.125%, 03/15/2027(a)		1,989	1,949,459
SunCoke Energy, Inc. 4.875%, 06/30/2029(a)		3,188	2,917,753

ABFunds.com	AB Short Duration High Yield ETF 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WR Grace Holdings LLC 4.875%, 06/15/2027(a)	U.S.$	2,388	$2,370,926
6.625%, 08/15/2032(a)		2,667	2,649,238

			34,395,193

Capital Goods – 9.3%
Arcosa, Inc. 4.375%, 04/15/2029(a)		2,896	2,835,705
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 5.00%, 01/30/2031(a)	EUR	597	698,953
6.00%, 06/15/2027(a)	U.S.$	1,300	1,315,899
6.25%, 01/30/2031(a)		537	546,279
Bombardier, Inc. 6.00%, 02/15/2028(a)		2,251	2,256,920
7.25%, 07/01/2031(a)		884	941,336
7.50%, 02/01/2029(a)		2,585	2,698,843
7.875%, 04/15/2027(a)		39	39,000
8.75%, 11/15/2030(a)		905	976,875
Dycom Industries, Inc. 4.50%, 04/15/2029(a)		867	856,848
Efesto Bidco SpA Efesto US LLC Series XR 7.50%, 02/15/2032(a)		2,793	2,845,564
EnerSys 4.375%, 12/15/2027(a)		1,214	1,205,538
Esab Corp. 6.25%, 04/15/2029(a)		4,964	5,114,360
GFL Environmental, Inc. 4.00%, 08/01/2028(a)		2,856	2,803,564
4.375%, 08/15/2029(a)		3,376	3,328,398
6.75%, 01/15/2031(a)		507	532,614
IMA Industria Macchine Automatiche SpA 3.75%, 01/15/2028(a)	EUR	650	753,045
LSB Industries, Inc. 6.25%, 10/15/2028(a)(c)	U.S.$	4,694	4,672,689
Luna 2 5SARL 5.50%, 07/01/2032(a)	EUR	266	312,053
Madison IAQ LLC 5.875%, 06/30/2029(a)	U.S.$	5,911	5,848,875
Maxam Prill SARL 7.75%, 07/15/2030(a)		2,831	2,887,082
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		7,455	7,080,610
Moog, Inc. 4.25%, 12/15/2027(a)		4,778	4,749,141
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		3,980	3,874,610

2 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Silgan Holdings, Inc. 2.25%, 06/01/2028	EUR	412	$466,949
Spirit AeroSystems, Inc. 9.375%, 11/30/2029(a)	U.S.$	2,105	2,211,260
Terex Corp. 5.00%, 05/15/2029(a)		4,146	4,123,031
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	180	209,079
TransDigm, Inc. 6.375%, 03/01/2029(a)	U.S.$	3,656	3,770,250
6.75%, 08/15/2028(a)		2,775	2,835,939
6.875%, 12/15/2030(a)		4,119	4,295,623
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		863	897,460

			77,984,392

Communications - Media – 4.3%
AMC Networks, Inc. 10.25%, 01/15/2029(a)		663	695,991
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	442	532,225
8.125%, 05/01/2029(a)	U.S.$	234	242,674
Clear Channel Outdoor Holdings, Inc. 7.125%, 02/15/2031(a)		1,149	1,196,488
CSC Holdings LLC 5.375%, 02/01/2028(a)		1,973	1,428,057
5.50%, 04/15/2027(a)		491	423,556
6.50%, 02/01/2029(a)		233	145,793
DIRECTV Financing LLC 8.875%, 02/01/2030(a)		701	696,654
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		973	975,257
Discovery Communications LLC 4.125%, 05/15/2029		3,357	3,264,481
DISH DBS Corp. 5.25%, 12/01/2026(a)		2,160	2,108,139
5.75%, 12/01/2028(a)		754	728,115
EW Scripps Co. (The) 9.875%, 08/15/2030(a)		795	799,595
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		1,179	746,767
6.75%, 10/15/2027(a)		2,212	1,503,010
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		4,479	4,483,748
7.375%, 09/01/2031(a)		2,537	2,631,148
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		2,152	2,096,457

ABFunds.com	AB Short Duration High Yield ETF 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)	U.S.$	67	$59,164
Summer BC Holdco B SARL 5.875%, 02/15/2030(a)	EUR	196	206,411
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	223	221,129
Veritiv Operating Co. 10.50%, 11/30/2030(a)		1,662	1,788,744
Versant Media Group, Inc. 7.25%, 01/30/2031(a)		3,890	3,994,019
Virgin Media Secured Finance PLC 5.50%, 05/15/2029(a)		4,101	4,028,576
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		751	686,790

			35,682,988

Communications - Telecommunications – 2.0%
Altice Financing SA 5.00%, 01/15/2028(a)		1,198	837,905
Altice France SA 6.50%, 04/15/2032(a)		1,993	1,938,363
6.875%, 10/15/2030(a)		377	371,615
6.875%, 07/15/2032(a)		1,465	1,425,812
9.50%, 11/01/2029(a)		453	466,289
Connect Finco SARL/Connect US Finco LLC 9.00%, 09/15/2029(a)		220	233,988
EchoStar Corp. 10.75%, 11/30/2029		2,131	2,349,428
Fibercop SpA Series 2033 6.375%, 11/15/2033(a)		1,306	1,279,919
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	1,164	1,352,313
Nexstar Media, Inc. 5.625%, 07/15/2027(a)	U.S.$	1,308	1,309,373
United Group BV 4.25% (EURIBOR 3 Month + 4.25%), 02/01/2029(a)(d)	EUR	210	244,983
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	316	288,916
4.75%, 07/15/2031(a)		2,196	2,024,097
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%, 10/01/2031(a)		2,506	2,605,087

			16,728,088

Consumer Cyclical - Automotive – 2.9%
Adient Global Holdings Ltd. 8.25%, 04/15/2031(a)		3,749	3,945,335

4 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American Axle & Manufacturing, Inc. 6.375%, 10/15/2032(a)	U.S.$	427	$430,425
Clarios Global LP/Clarios US Finance Co. 6.75%, 02/15/2030(a)		150	155,915
Dana, Inc. 5.625%, 06/15/2028		165	165,120
Garrett Motion Holdings, Inc./Garrett LX I SARL 7.75%, 05/31/2032(a)		205	217,001
Goodyear Tire & Rubber Co. (The) 5.25%, 04/30/2031		2,242	2,148,822
5.25%, 07/15/2031		4,357	4,111,265
IHO Verwaltungs GmbH 6.375% (6.375% Cash or 7.1250% PIK), 05/15/2029(a)(b)		662	662,060
6.75% (6.75% Cash or 7.50% PIK), 11/15/2029(a)(b)	EUR	520	637,028
7.75% (7.75% Cash or 8.50% PIK), 11/15/2030(a)(b)	U.S.$	1,427	1,484,009
JB Poindexter & Co., Inc. 8.75%, 12/15/2031(a)		396	413,610
New Flyer Holdings, Inc. 9.25%, 07/01/2030(a)		1,067	1,143,877
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)		450	437,292
2.75%, 03/09/2028(a)		3,427	3,222,305
5.30%, 09/13/2027(a)		618	616,165
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		883	828,757
7.50%, 07/17/2030(a)		792	826,896
PM General Purchaser LLC 9.50%, 10/01/2028(a)		3,530	2,974,413

			24,420,295

Consumer Cyclical - Entertainment – 2.0%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		2,305	2,269,987
CPUK Finance Ltd. 4.50%, 08/28/2027(a)	GBP	400	519,458
Lindblad Expeditions LLC 7.00%, 09/15/2030(a)	U.S.$	1,938	1,989,086
Live Nation Entertainment, Inc. 3.75%, 01/15/2028(a)		2,695	2,639,591
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		2,664	2,631,339
6.75%, 02/01/2032(a)		814	826,951
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		4,562	4,409,310
Viking Cruises Ltd. 5.875%, 10/15/2033(a)		506	514,658
9.125%, 07/15/2031(a)		729	781,699

			16,582,079

ABFunds.com	AB Short Duration High Yield ETF 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 6.5%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(a)	U.S.$	616	$637,726
AmeriTex HoldCo Intermediate LLC 7.625%, 08/15/2033(a)		1,373	1,445,467
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		1,159	1,079,620
Builders FirstSource, Inc. 5.00%, 03/01/2030(a)		223	222,035
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	668	804,567
Great Canadian Gaming Corp./Raptor LLC 8.75%, 11/15/2029(a)	U.S.$	560	563,746
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		985	915,311
3.75%, 05/01/2029(a)		2,274	2,209,009
4.00%, 05/01/2031(a)		683	652,682
5.75%, 05/01/2028(a)		354	355,136
5.875%, 04/01/2029(a)		3,092	3,165,806
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 4.875%, 07/01/2031(a)		1,925	1,783,551
5.00%, 06/01/2029(a)		5,154	4,962,065
6.625%, 01/15/2032(a)		404	410,868
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		5,393	5,124,968
MGM Resorts International 6.125%, 09/15/2029		413	422,239
Miller Homes Group Finco PLC 6.314% (EURIBOR 3 Month + 4.25%), 10/15/2030(a)(d)	EUR	194	227,671
7.00%, 05/15/2029(a)	GBP	276	366,735
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC 8.25%, 04/15/2030(a)	U.S.$	2,180	2,269,337
Playtech PLC 5.875%, 06/28/2028(a)	EUR	620	718,030
Standard Building Solutions, Inc. 6.50%, 08/15/2032(a)	U.S.$	173	178,562
Standard Industries, Inc./NY 3.375%, 01/15/2031(a)		2,452	2,248,974
4.375%, 07/15/2030(a)		3,159	3,064,957
4.75%, 01/15/2028(a)		1,847	1,840,665
Station Casinos LLC 4.50%, 02/15/2028(a)		4,183	4,140,459
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		1,010	1,031,947

6 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thor Industries, Inc. 4.00%, 10/15/2029(a)	U.S.$	3,601	$3,448,534
Travel & Leisure Co. 4.50%, 12/01/2029(a)		3,291	3,211,226
6.625%, 07/31/2026(a)		2,634	2,652,043
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		4,840	4,769,820

			54,923,756

Consumer Cyclical - Restaurants – 1.0%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,208	1,169,694
3.875%, 01/15/2028(a)		2,378	2,351,129
4.375%, 01/15/2028(a)		3,033	3,009,919
5.625%, 09/15/2029(a)		492	501,451
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/2027(a)		410	410,636
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		938	903,256

			8,346,085

Consumer Cyclical - Retailers – 7.1%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		448	411,237
7.00%, 08/01/2030(a)		6,504	6,639,998
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		6,525	6,393,130
5.00%, 02/15/2032(a)		889	865,539
Beach Acquisition Bidco LLC 5.25%, 07/15/2032(a)	EUR	668	793,761
Boots Group Finco LP 5.375%, 08/31/2032(a)		781	932,630
Carvana Co. 9.00%, 06/01/2030(a)(b)(c)	U.S.$	2,076	2,170,230
9.00%, 06/01/2031(a)(b)(c)		367	413,664
Champ Acquisition Corp. 8.375%, 12/01/2031(a)		1,100	1,170,686
FirstCash, Inc. 4.625%, 09/01/2028(a)		5,655	5,609,930
Gap, Inc. (The) 3.625%, 10/01/2029(a)		3,564	3,385,550
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(a)		3,265	3,135,314
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		4,243	4,151,012
6.375%, 01/15/2030(a)		1,352	1,389,180
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		521	513,107
8.25%, 08/01/2031(a)		208	219,613

ABFunds.com	AB Short Duration High Yield ETF 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lithia Motors, Inc. 3.875%, 06/01/2029(a)	U.S.$	3,422	$3,292,306
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		3,548	3,330,082
4.75%, 09/15/2029		225	223,092
Park River Holdings, Inc. 8.00%, 03/15/2031(a)		451	466,442
Penske Automotive Group, Inc. 3.75%, 06/15/2029		3,854	3,724,621
PetSmart LLC/PetSmart Finance Corp. 7.50%, 09/15/2032(a)		1,658	1,670,054
QXO Building Products, Inc. 6.75%, 04/30/2032(a)		5	5,235
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		1,840	1,798,692
4.875%, 11/15/2031(a)		1,739	1,674,866
Staples, Inc. 10.75%, 09/01/2029(a)		1,864	1,842,489
VF Corp. 2.95%, 04/23/2030		2,070	1,859,336
William Carter Co. (The) 7.375%, 02/15/2031(a)		1,295	1,321,068

			59,402,864

Consumer Non-Cyclical – 8.4%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)		372	368,343
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		4,452	4,278,506
4.625%, 01/15/2027(a)		700	700,665
5.50%, 03/31/2031(a)		648	657,726
5.875%, 02/15/2028(a)		1,865	1,869,886
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		3,128	3,265,006
Bausch Health Cos., Inc. 11.00%, 09/30/2028(a)		460	484,463
CAB SELAS 3.375%, 02/01/2028(a)	EUR	859	937,507
Embecta Corp. 5.00%, 02/15/2030(a)	U.S.$	3,492	3,323,721
6.75%, 02/15/2030(a)		366	361,864
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,030	920,717
Grifols SA 3.875%, 10/15/2028(a)	EUR	1,524	1,741,831
4.75%, 10/15/2028(a)	U.S.$	3,183	3,114,947
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	907	1,056,430

8 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gruppo San Donato SpA 6.50%, 10/31/2031(a)	EUR	1,056	$1,247,846
Iceland Bondco PLC 7.564% (EURIBOR 3 Month + 5.50%), 12/15/2027(a)(d)		199	233,003
10.875%, 12/15/2027(a)	GBP	114	159,174
IQVIA, Inc. 1.75%, 03/15/2026(a)	EUR	798	922,785
5.00%, 10/15/2026(a)	U.S.$	1,570	1,568,791
5.00%, 05/15/2027(a)		413	413,050
Kedrion SpA 6.50%, 09/01/2029(a)		1,578	1,546,440
LifePoint Health, Inc. 9.875%, 08/15/2030(a)		2,365	2,546,159
11.00%, 10/15/2030(a)		1,991	2,196,491
Medline Borrower LP 3.875%, 04/01/2029(a)		2,504	2,435,616
Mehilainen Yhtiot Oy 5.125%, 06/30/2032(a)	EUR	419	494,017
ModivCare, Inc. 5.00%, 10/01/2029(c)(e)(f)(g)	U.S.$	1,626	2,033
5.00%, 10/01/2029(e)(f)(g)		47	148
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		1,166	1,242,175
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		4,080	3,988,567
Owens & Minor, Inc. 4.50%, 03/31/2029(a)		3	2,129
6.625%, 04/01/2030(a)		158	101,182
Performance Food Group, Inc. 5.50%, 10/15/2027(a)		1,982	1,983,823
Perrigo Finance Unlimited Co. 4.90%, 06/15/2030(c)		1,305	1,257,681
Premier Foods Finance PLC 3.50%, 10/15/2026(a)	GBP	200	261,876
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(a)	U.S.$	2,935	3,013,453
Tenet Healthcare Corp. 4.25%, 06/01/2029		3,354	3,291,649
4.375%, 01/15/2030		3,665	3,590,894
5.50%, 11/15/2032(a)		2,299	2,335,991
US Foods, Inc. 4.75%, 02/15/2029(a)		5,606	5,578,250
Whirlpool Corp.
6.125%, 06/15/2030		6,265	6,346,006
6.50%, 06/15/2033		697	692,483

			70,533,324

ABFunds.com	AB Short Duration High Yield ETF 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 9.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)	U.S.$	3,675	$3,689,112
5.75%, 01/15/2028(a)		481	481,741
6.625%, 02/01/2032(a)		829	859,640
Baytex Energy Corp. 8.50%, 04/30/2030(a)		1,396	1,472,640
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		1,139	1,188,136
Buckeye Partners LP 4.50%, 03/01/2028(a)		2,369	2,358,055
6.75%, 02/01/2030(a)		1,245	1,304,299
6.875%, 07/01/2029(a)		1,316	1,370,772
California Resources Corp. 8.25%, 06/15/2029(a)		1,167	1,222,094
Chord Energy Corp. 6.00%, 10/01/2030(a)		805	811,698
CITGO Petroleum Corp. 8.375%, 01/15/2029(a)		1,075	1,121,354
CNX Resources Corp. 6.00%, 01/15/2029(a)		4,201	4,224,316
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		400	397,524
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625%, 03/15/2029(a)		3,276	3,436,458
Excelerate Energy LP 8.00%, 05/15/2030(a)		1,907	2,028,323
Genesis Energy LP/Genesis Energy Finance Corp. 7.875%, 05/15/2032		1,538	1,587,831
8.875%, 04/15/2030		1,307	1,380,845
Global Partners LP/GLP Finance Corp. 8.25%, 01/15/2032(a)		790	829,073
Gulfport Energy Operating Corp. 6.75%, 09/01/2029(a)		150	154,943
Harvest Midstream I LP 7.50%, 09/01/2028(a)		2,869	2,911,289
7.50%, 05/15/2032(a)		883	918,806
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		383	376,355
6.00%, 04/15/2030(a)		2,266	2,193,919
6.25%, 04/15/2032(a)		2,543	2,394,031
Howard Midstream Energy Partners LLC 7.375%, 07/15/2032(a)		1,275	1,347,114
ITT Holdings LLC 6.50%, 08/01/2029(a)		3,361	3,264,506

10 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kraken Oil & Gas Partners LLC 7.625%, 08/15/2029(a)	U.S.$	2,559	$2,524,044
Matador Resources Co. 6.875%, 04/15/2028(a)		1,361	1,393,555
Murphy Oil Corp. 6.375%, 07/15/2028		517	518,422
NFE Financing LLC 12.00%, 11/15/2029(a)(e)(g)		5,690	1,440,343
NuStar Logistics LP 5.625%, 04/28/2027		1,317	1,331,606
6.00%, 06/01/2026		1,163	1,165,884
6.375%, 10/01/2030		769	805,720
SM Energy Co. 6.75%, 08/01/2029(a)		5,570	5,558,303
Sunoco LP 4.50%, 10/01/2029(a)		2,409	2,355,761
4.625%, 05/01/2030(a)		1,304	1,271,478
5.625%, 03/15/2031(a)		894	899,677
5.875%, 07/15/2027(a)		3	3,002
6.625%, 08/15/2032(a)		1,145	1,181,503
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		392	384,019
7.00%, 09/15/2028(a)		4,746	4,891,560
Talos Production, Inc. 9.00%, 02/01/2029(a)		610	635,522
Transocean International Ltd. 8.75%, 02/15/2030(a)		1,313	1,368,308
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		300	307,257
8.375%, 06/01/2031(a)		1,009	1,011,371
9.50%, 02/01/2029(a)		3,743	3,955,490
9.875%, 02/01/2032(a)		1,254	1,305,765
Venture Global Plaquemines LNG LLC 7.50%, 05/01/2033(a)		387	422,561
Wildfire Intermediate Holdings LLC 7.50%, 10/15/2029(a)		729	739,097

			78,795,122

Other Industrial – 0.9%
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	693	784,822
Gates Corp./DE 6.875%, 07/01/2029(a)	U.S.$	340	354,158
Resideo Funding, Inc. 6.50%, 07/15/2032(a)		3,787	3,880,349
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		2,952	2,902,879

			7,922,208

ABFunds.com	AB Short Duration High Yield ETF 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 5.9%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)	U.S.$	3,691	$3,891,311
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	160	183,241
4.625%, 06/01/2028(a)	U.S.$	4,085	4,012,238
ANGI Group LLC 3.875%, 08/15/2028(a)		5,221	4,749,700
Aramark International Finance SARL 4.375%, 04/15/2033(a)	EUR	120	139,106
Belron UK Finance PLC 5.75%, 10/15/2029(a)	U.S.$	6,921	7,041,010
Cars.com, Inc. 6.375%, 11/01/2028(a)		1,545	1,549,388
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		7,611	7,194,298
Deepocean Ltd. 6.00%, 04/08/2031(a)	EUR	416	490,253
Engineering - Ingegneria Informatica - SpA 7.75% (EURIBOR 3 Month + 5.75%), 02/15/2030(a)(d)		666	783,802
8.625%, 02/15/2030(a)		399	494,001
Garda World Security Corp. 6.00%, 06/01/2029(a)	U.S.$	3,189	3,115,494
6.50%, 01/15/2031(a)		613	629,508
7.75%, 02/15/2028(a)		250	256,330
8.25%, 08/01/2032(a)		183	187,216
8.375%, 11/15/2032(a)		833	854,150
Getty Images, Inc. 11.25%, 02/21/2030(a)		250	240,150
ION Platform Finance US, Inc./ION Platform Finance SARL 8.75%, 05/01/2029(a)		115	114,373
Matthews International Corp. 8.625%, 10/01/2027(a)		725	748,940
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		5,715	5,583,955
5.75%, 04/15/2026(a)		1,374	1,378,438
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		2,423	2,499,712
Sabre GLBL, Inc. 11.125%, 07/15/2030(a)		2,137	1,847,778
Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	777	930,162
Wand NewCo 3, Inc. 7.625%, 01/30/2032(a)	U.S.$	209	220,332

			49,134,886

12 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 2.1%
Almaviva-The Italian Innovation Co. SpA 5.00%, 10/30/2030(a)	EUR	1,870	$2,180,082
Diebold Nixdorf, Inc. 7.75%, 03/31/2030(a)	U.S.$	2,080	2,214,368
Dye & Durham Ltd. 8.625%, 04/15/2029(a)		786	720,314
Ellucian Holdings, Inc. 6.50%, 12/01/2029(a)		2,003	2,039,374
Gen Digital, Inc. 6.75%, 09/30/2027(a)		1,022	1,040,335
GoTo Group, Inc. 5.50%, 05/01/2028(a)		608	337,529
IPD 3 BV 5.50%, 06/15/2031(a)	EUR	633	742,041
NCR Atleos Corp. 9.50%, 04/01/2029(a)	U.S.$	372	402,541
Open Text Corp. 3.875%, 02/15/2028(a)		1,215	1,187,505
Playtika Holding Corp. 4.25%, 03/15/2029(a)		4,040	3,653,493
Rackspace Finance LLC 3.50%, 05/15/2028(a)		1,075	433,752
SS&C Technologies, Inc. 6.50%, 06/01/2032(a)		817	850,881
TeamSystem SpA 5.00%, 07/01/2031(a)	EUR	1,044	1,218,315
Western Digital Corp. 4.75%, 02/15/2026	U.S.$	884	883,850

			17,904,380

Transportation - Airlines – 1.2%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		2,480	2,512,810
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		435	435,375
5.75%, 04/20/2029(a)		6,458	6,526,132
Avianca Midco 2 PLC 9.00%, 12/01/2028(a)		425	423,530

			9,897,847

Transportation - Services – 2.1%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.375%, 05/21/2030(a)	EUR	246	294,035
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	1,270	1,236,040
5.375%, 03/01/2029(a)		1,342	1,301,941
5.75%, 07/15/2027(a)		20	19,969
8.00%, 02/15/2031(a)		830	849,464

ABFunds.com	AB Short Duration High Yield ETF 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	1,295	$1,425,362
Beacon Mobility Corp. 7.25%, 08/01/2030(a)	U.S.$	2,446	2,559,617
Boels Topholding BV 6.25%, 02/15/2029(a)	EUR	492	588,760
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	864	840,188
12.625%, 07/15/2029(a)		571	571,314
Kapla Holding SAS 5.00%, 04/30/2031(a)	EUR	1,498	1,760,549
Loxam SAS 4.50%, 02/15/2027(a)		104	121,249
6.375%, 05/31/2029(a)		185	221,265
Mundys SpA 1.875%, 02/12/2028(a)		450	509,938
Rand Parent LLC 8.50%, 02/15/2030(a)	U.S.$	215	221,190
United Rentals North America, Inc. 4.00%, 07/15/2030		4,316	4,169,429
5.50%, 05/15/2027		300	299,817
Upbound Group, Inc. 6.375%, 02/15/2029(a)		407	399,544

			17,389,671

			580,043,178

Financial Institutions – 8.5%
Banking – 0.6%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		1,360	1,359,633
Bread Financial Holdings, Inc. 6.75%, 05/15/2031(a)		2,547	2,600,232
Credit Acceptance Corp. 6.625%, 03/15/2030(a)		250	249,725
Freedom Mortgage Corp. 12.25%, 10/01/2030(a)		548	607,957

			4,817,547

Brokerage – 1.2%
AG Issuer LLC 6.25%, 03/01/2028(a)		2,056	2,057,275
Aretec Group, Inc. 10.00%, 08/15/2030(a)		3,423	3,713,304
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/2029(a)		4,101	4,032,472
Osaic Holdings, Inc. 6.75%, 08/01/2032(a)		217	224,747

			10,027,798

14 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 4.3%
Burford Capital Global Finance LLC 9.25%, 07/01/2031(a)	U.S.$	995	$1,034,800
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		1,086	1,011,258
Curo SPV LLC 13.00%, 08/21/2027(h)(i)		1,181	1,169,601
Enova International, Inc. 9.125%, 08/01/2029(a)		2,874	3,035,576
11.25%, 12/15/2028(a)		1,667	1,765,036
GGAM Finance Ltd. 8.00%, 02/15/2027(a)		674	689,468
8.00%, 06/15/2028(a)		4,650	4,923,978
goeasy Ltd. 7.625%, 07/01/2029(a)		241	238,995
9.25%, 12/01/2028(a)		954	982,496
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,857	4,608,710
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		3,001	2,958,476
Navient Corp. 7.875%, 06/15/2032		506	523,933
9.375%, 07/25/2030		3,409	3,770,831
11.50%, 03/15/2031		1,126	1,258,114
Phoenix Aviation Capital Ltd. 9.25%, 07/15/2030(a)		1,327	1,410,150
Rfna LP 7.875%, 02/15/2030(a)		4,840	4,900,694
Stonebriar ABF Issuer LLC 8.125%, 12/15/2030(a)		1,411	1,435,580

			35,717,696

Financial Services – 0.9%
Cipher Compute LLC 7.125%, 11/15/2030(a)		1,537	1,561,715
Encore Capital Group, Inc. 8.50%, 05/15/2030(a)		2,366	2,519,482
9.25%, 04/01/2029(a)		3,186	3,364,958
PRA Group, Inc. 8.875%, 01/31/2030(a)		265	274,646

			7,720,801

Insurance – 1.1%
Acrisure LLC/Acrisure Finance, Inc. 7.50%, 11/06/2030(a)		410	426,150
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 04/15/2028(a)		254	258,666

ABFunds.com	AB Short Duration High Yield ETF 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AmWINS Group, Inc. 4.875%, 06/30/2029(a)	U.S.$	1,738	$1,696,149
6.375%, 02/15/2029(a)		4,378	4,504,218
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves 7.875%, 11/01/2029(a)		416	419,686
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	1,374	1,638,862

			8,943,731

REITs – 0.4%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)		826	958,663
Five Point Operating Co. LP 8.00%, 10/01/2030(a)	U.S.$	977	1,020,857
Service Properties Trust 8.375%, 06/15/2029		1,788	1,756,835
Vivion Investments SARL Series E 6.50% Series E, 02/28/2029(a)(b)(c)	EUR	1	827

			3,737,182

			70,964,755

Utility – 1.4%
Electric – 1.4%
Calpine Corp. 5.125%, 03/15/2028(a)	U.S.$	1,177	1,181,390
ContourGlobal Power Holdings SA 6.75%, 02/28/2030(a)		214	220,527
NRG Energy, Inc. 3.375%, 02/15/2029(a)		5,941	5,687,022
5.75%, 07/15/2029(a)		1,309	1,315,493
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		3,618	3,569,917

			11,974,349

Total Corporates - Non-Investment Grade (cost $661,313,041)			662,982,282

CORPORATES - INVESTMENT GRADE – 12.2%
Industrial – 8.1%
Communications - Media – 0.3%
Meta Platforms, Inc. 4.20%, 11/15/2030		2,467	2,484,540

Consumer Cyclical - Automotive – 1.1%
Adient Global Holdings Ltd. 7.00%, 04/15/2028(a)		1,163	1,193,738
Ford Motor Co. 3.25%, 02/12/2032		2,353	2,069,417

16 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.70%, 08/10/2026	U.S.$	254	$250,645
2.90%, 02/10/2029		425	397,524
4.95%, 05/28/2027		731	732,608
5.80%, 03/08/2029		846	862,742
5.875%, 11/07/2029		514	526,033
6.80%, 05/12/2028		648	675,177
7.35%, 11/04/2027		1,437	1,499,797
Jaguar Land Rover Automotive PLC 6.875%, 11/15/2026(a)	EUR	478	568,667

			8,776,348

Consumer Cyclical - Entertainment – 1.6%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	4,226	4,153,862
5.125%, 05/01/2029(a)		789	793,923
5.75%, 01/15/2030(a)	EUR	189	235,883
5.75%, 03/15/2030(a)	U.S.$	1,306	1,341,810
Royal Caribbean Cruises Ltd. 3.70%, 03/15/2028		1,122	1,106,954
4.25%, 07/01/2026(a)		300	299,835
5.375%, 07/15/2027(a)		1,021	1,029,015
5.50%, 08/31/2026(a)		792	793,814
5.50%, 04/01/2028(a)		3,687	3,752,924
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		227	226,891

			13,734,911

Consumer Cyclical - Other – 1.0%
Brightstar Lottery PLC 5.25%, 01/15/2029(a)		55	54,910
Flutter Treasury DAC 4.00%, 06/04/2031(a)	EUR	852	980,909
5.00%, 04/29/2029(a)		139	166,264
5.875%, 06/04/2031(a)	U.S.$	361	364,664
6.125%, 06/04/2031(a)	GBP	456	606,019
6.375%, 04/29/2029(a)	U.S.$	205	211,609
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		3,000	2,642,670
Voyager Parent LLC 9.25%, 07/01/2032(a)		3,042	3,223,212

			8,250,257

Consumer Non-Cyclical – 0.5%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		3,040	2,937,856
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,028	1,015,787

			3,953,643

ABFunds.com	AB Short Duration High Yield ETF 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.7%
EQT Corp. 4.50%, 01/15/2029	U.S.$	202	$202,105
6.50%, 07/01/2027		1,101	1,124,594
Harbour Energy PLC 5.50%, 10/15/2026(a)		315	315,284
Hess Midstream Operations LP 5.125%, 06/15/2028(a)		3,772	3,772,868
Permian Resources Operating LLC 5.875%, 07/01/2029(a)		55	55,209
6.25%, 02/01/2033(a)		1,017	1,043,340
7.00%, 01/15/2032(a)		5,245	5,463,245
8.00%, 04/15/2027(a)		355	359,533
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		242	223,321
Var Energi ASA 7.50%, 01/15/2028(a)		703	744,280
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		1,104	1,038,135

			14,341,914

Other Industrial – 0.5%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		3,523	3,484,952
RB Global Holdings, Inc. 6.75%, 03/15/2028(a)		502	513,837

			3,998,789

Services – 0.5%
Block, Inc. 2.75%, 06/01/2026		3,947	3,916,608
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	132	187,085

			4,103,693

Transportation - Airlines – 0.9%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)	U.S.$	762	766,023
United Airlines, Inc. 4.375%, 04/15/2026(a)		7,121	7,109,963

			7,875,986

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(a)		158	152,145
5.875%, 07/05/2034(a)		76	78,730

			230,875

Transportation - Services – 0.0%
Adani Ports & Special Economic Zone Ltd. 4.375%, 07/03/2029(a)		202	195,246

18 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Rentals North America, Inc. 3.875%, 11/15/2027	U.S.$	50	$49,481

			244,727

			67,995,683

Financial Institutions – 4.0%
Banking – 3.6%
Ally Financial, Inc. 6.70%, 02/14/2033		1,313	1,374,711
6.848%, 01/03/2030		1,201	1,269,601
8.00%, 11/01/2031		809	921,313
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		752	783,125
BPCE SA 5.876%, 01/14/2031(a)		686	718,818
CaixaBank SA 5.673%, 03/15/2030(a)		1,324	1,379,383
5.875%, 10/09/2027(a)(j)	EUR	200	239,937
Capital One Financial Corp. 5.463%, 07/26/2030	U.S.$	1,573	1,631,846
5.70%, 02/01/2030		751	781,603
Citigroup, Inc. Series AA 7.625%, 11/15/2028(j)		205	214,000
Series W 4.00%, 12/10/2025(j)		207	206,661
Series X 3.875%, 02/18/2026(j)		154	153,287
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		3,990	3,781,922
3.742%, 01/07/2033		230	214,654
7.146%, 07/13/2027		574	583,775
Intesa Sanpaolo SpA 4.198%, 06/01/2032(a)		2,636	2,514,480
5.71%, 01/15/2026(a)		2,436	2,439,094
Synchrony Financial 5.935%, 08/02/2030		610	633,863
7.25%, 02/02/2033		5,915	6,338,810
Truist Financial Corp. Series N 6.669%, 03/01/2026(j)		626	627,114
UBS Group AG 3.875%, 06/02/2026(a)(j)		445	439,616
4.375%, 02/10/2031(a)(j)		507	459,616
UniCredit SpA 5.861%, 06/19/2032(a)		1,787	1,816,557
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(j)		878	873,970

			30,397,756

ABFunds.com	AB Short Duration High Yield ETF 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.0%
FS KKR Capital Corp. 3.125%, 10/12/2028	U.S.$	115	$106,489
3.40%, 01/15/2026		115	114,761

			221,250

Insurance – 0.1%
Athene Global Funding 5.583%, 01/09/2029(a)		93	95,638
Hartford Insurance Group, Inc. (The) Series ICON 6.238% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(d)		859	815,328

			910,966

REITs – 0.3%
Newmark Group, Inc. 7.50%, 01/12/2029		2,027	2,175,802
Trust Fibra Uno 4.869%, 01/15/2030(a)		211	204,142

			2,379,944

			33,909,916

Utility – 0.1%
Electric – 0.1%
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		100	99,080
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		427	403,515

			502,595

Total Corporates - Investment Grade (cost $100,196,449)			102,408,194

BANK LOANS – 3.0%
Industrial – 2.5%
Basic – 0.1%
INEOS US Petrochem LLC 8.266% (CME Term SOFR 1 Month + 4.25%), 04/02/2029(k)		1,895	1,447,122

Capital Goods – 0.1%
ACProducts Holdings, Inc. 8.513% (CME Term SOFR 3 Month + 4.25%), 05/17/2028(k)		646	542,405

Communications - Media – 0.5%
DIRECTV Financing LLC 9.352% (CME Term SOFR 3 Month + 5.25%), 08/02/2029(k)		1,284	1,285,037

20 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gray Television, Inc. 7.099% (CME Term SOFR 1 Month + 3.00%), 12/01/2028(k)	U.S.$	1,025	$1,024,804
MJH Healthcare Holdings LLC 7.666% (CME Term SOFR 1 Month + 3.75%), 01/28/2029(i)(k)		1,450	1,312,250
Radiate Holdco, LLC 1.500% (PIK Interest 12 + 1.50%), 09/25/2029(k)		385	281,539
7.530% (CME Term SOFR 1 Month + 3.50%), 09/25/2029(k)		385	281,539

			4,185,169

Communications - Telecommunications – 0.1%
Crown Subsea Commercial Holding, Inc. 7.416% (CME Term SOFR 1 Month + 3.50%), 01/30/2031(k)		475	477,668

Consumer Cyclical - Automotive – 0.1%
RealTruck Group, Inc. 10.31% (CME Term SOFR 3 Month + 5.00%), 01/31/2028(k)		963	755,291

Consumer Cyclical - Other – 0.1%
PHRG Intermediate LLC 8.002% (CME Term SOFR 3 Month + 4.00%), 02/20/2032(k)		808	795,185

Consumer Non-Cyclical – 0.6%
Bausch & Lomb Corp. 8.166% (CME Term SOFR 1 Month + 4.25%), 01/15/2031(k)		935	939,826
Hertz Corp. (The) 7.53%, 06/30/2028(l)		950	784,728
ModivCare, Inc. 10.951% (CME Term SOFR 1 Month + 7.00%), 02/22/2026(i)(k)		29	27,980
11.006% (CME Term SOFR 1 Month + 7.00%), 02/22/2026(i)(k)		58	56,640
MPH Acquisition Holdings LLC 7.59% (CME Term SOFR 3 Month + 3.75%), 12/31/2030(k)		854	852,697
Neptune Bidco US, Inc. 9.012% (CME Term SOFR 3 Month + 5.00%), 04/11/2029(k)		738	719,625
Opal US LLC 6.902% (CME Term SOFR 3 Month + 3.00%), 04/28/2032(k)		1,206	1,213,730

ABFunds.com	AB Short Duration High Yield ETF 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Radiology Specialists, Inc. 8.752% (CME Term SOFR 3 Month + 4.75%), 12/15/2027(k)	U.S.$	517	$518,728
Weber-Stephen Products LLC 7.735% (CME Term SOFR 3 Month + 3.75%), 10/01/2032(k)		620	618,965

			5,732,919

Technology – 0.8%
Clover Holdings 2, LLC 7.75%, 12/09/2031(i)		1,796	1,797,106
Loyalty Ventures, Inc. 14.00% (PRIME 3 Month + 5.50%), 11/03/2027(e)(g)(h)(i)(k)		550	4,124
Peraton Corp. 7.69% (CME Term SOFR 3 Month + 3.75%), 02/01/2028(k)		2,370	2,074,594
Ping Identity Corp. 6.591% (CME Term SOFR 3 Month + 2.75%), 11/15/2032(i)(k)		790	792,962
Playtika Holding Corp. 6.78% (CME Term SOFR 1 Month + 2.75%), 03/13/2028(k)		771	746,085
Polaris Newco LLC 8.102% (CME Term SOFR 3 Month + 4.00%), 06/02/2028(k)		1,263	1,188,636

			6,603,507

Transportation - Airlines – 0.1%
JetBlue Airways Corp. 8.753% (CME Term SOFR 3 Month + 4.75%), 08/27/2029(k)		851	783,714

			21,322,980

Financial Institutions – 0.5%
Banking – 0.0%
Armor Holding II LLC 7.549% (CME Term SOFR 6 Month + 3.75%), 12/11/2031(k)		106	105,618

Brokerage – 0.3%
Jane Street Group LLC 5.822% (CME Term SOFR 3 Month + 2.00%), 12/15/2031(k)		2,539	2,513,010

Financial Services – 0.1%
Colossus Acquireco LLC 5.87% (SOFR 4 + 1.75%), 07/30/2032(k)		520	517,806

22 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Asurion LLC 8.266% (CME Term SOFR 1 Month + 4.25%), 08/19/2028(k)	U.S.$	965	$962,972

			4,099,406

Total Bank Loans (cost $26,830,186)			25,422,386

EMERGING MARKETS - CORPORATE BONDS – 1.3%
Industrial – 1.2%
Basic – 0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)(e)(g)		486	292,018
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		341	132,990
CSN Resources SA 7.625%, 04/17/2026(a)		274	269,753
First Quantum Minerals Ltd. 9.375%, 03/01/2029(a)		549	579,596

			1,274,357

Consumer Cyclical - Other – 0.5%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		2,150	2,089,531
5.625%, 07/17/2027(a)		356	354,776
5.75%, 07/21/2028(a)		1,178	1,169,153
MGM China Holdings Ltd. 5.875%, 05/15/2026(a)		216	215,892
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		345	342,361

			4,171,713

Consumer Non-Cyclical – 0.3%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		28	27,407
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	482	563,486
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	U.S.$	193	190,226
4.75%, 05/09/2027		1,620	1,617,975
5.125%, 05/09/2029		372	374,790

			2,773,884

Energy – 0.1%
Ecopetrol SA 8.625%, 01/19/2029		216	232,165

ABFunds.com	AB Short Duration High Yield ETF 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)	U.S.$	216	$159,570
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	550,374

			942,109

Technology – 0.1%
ATP Tower Holdings/Andean Telecom Partners Chile SpA/Andean Tower Partners C 7.875%, 02/03/2030(a)		470	480,528

Transportation - Services – 0.1%
InPost SA 4.00%, 04/01/2031(a)	EUR	966	1,125,195

			10,767,786

Utility – 0.1%
Electric – 0.1%
India Clean Energy Holdings 4.50%, 04/18/2027(a)	U.S.$	200	194,250
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		247	245,765
Terraform Global Operating LP 6.125%, 03/01/2026(a)		42	41,569

			481,584

Total Emerging Markets - Corporate Bonds (cost $11,447,108)			11,249,370

EMERGING MARKETS - SOVEREIGNS – 0.5%
Angola – 0.1%
Angolan Government International Bond 9.125%, 11/26/2049(a)		850	721,438

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(a)		570	592,977

Egypt – 0.0%
Egypt Government International Bond 7.50%, 01/31/2027(a)		200	204,938

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(a)		760	768,508

Lebanon – 0.0%
Lebanon Government International Bond Series 10Y 6.85%, 03/23/2027(a)(e)(g)		11	2,415

24 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series E 6.10%, 10/04/2022(a)(e)(m)	U.S.$	210	$46,095
Series G 6.60%, 11/27/2026(a)(e)(g)		51	11,194

			59,704

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	499	425,649
6.75%, 03/13/2048(a)	U.S.$	483	270,934

			696,583

South Africa – 0.1%
Republic of South Africa Government International Bond Series 10Y 4.85%, 09/27/2027		540	547,096
Series 12Y 4.30%, 10/12/2028		208	206,752

			753,848

Ukraine – 0.0%
Ukraine Government International Bond 0.00%, 02/01/2030(a)(c)		16	9,005
4.50%, 02/01/2035(a)(c)		119	68,500
4.50%, 02/01/2036(a)(c)		89	50,617

			128,122

Total Emerging Markets - Sovereigns (cost $4,509,989)			3,926,118

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.0%
Petroleos Mexicanos 6.75%, 09/21/2047		191	155,480
6.95%, 01/28/2060		58	46,853

			202,333

South Africa – 0.1%
Transnet/South Africa 8.25%, 02/06/2028(a)		370	392,200

Total Quasi-Sovereigns (cost $597,220)			594,533

ABFunds.com	AB Short Duration High Yield ETF 25

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Altice France SA/LuxCo3(e)(h)(i)		26,338	$481,423

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(e)		38,964	47,536

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Spirit Airlines LLC(e)		22,351	6,929

Total Common Stocks (cost $1,103,907)			535,888

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
CD Mortgage Trust Series 2016-CD1, Class XA 1.472%, 08/10/2049(n)	U.S.$	3,556	7,979
Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.122%, 10/12/2050(n)		2,402	35,059
Commercial Mortgage Trust Series 2012-CR3, Class D 4.291%, 10/15/2045(a)		100	82,632
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.314%, 08/10/2044(a)		210	191,201
Series 2011-GC5, Class D 5.314%, 08/10/2044(a)		236	181,548
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.725%, 10/15/2049(n)		1,913	13,105
WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.15%, 06/15/2044(a)		25	23,891

Total Commercial Mortgage-Backed Securities (cost $631,263)			535,415

26 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.0%
CLO - Floating Rate – 0.0%
GREYWOLF CLO VI Ltd. Series 2018-1A, Class A1 5.15% (CME Term SOFR 3 Month + 1.29%), 04/26/2031(a)(d)	U.S.$	13	$13,359
Magnetite XXV Ltd. Series 2020-25A, Class D 7.42% (CME Term SOFR 3 Month + 3.56%), 01/25/2032(a)(d)		250	250,652
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 5.166% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(d)		50	50,117

Total Collateralized Loan Obligations (cost $313,454)			314,128

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Other Industrial – 0.0%
Asphalt ATD Holdco – Class A 0.00%(e)(h)(i) (cost $66,596)		2,684	66,590

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 2M2 11.136% (CME Term SOFR + 7.06%), 08/25/2028(d)	U.S.$	10	9,767
Series 2017-C07, Class 2M2 6.686% (CME Term SOFR + 2.61%), 05/25/2030(d)		4	4,120

Total Collateralized Mortgage Obligations (cost $13,704)			13,887

ABFunds.com	AB Short Duration High Yield ETF 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(o)(p)(q) (cost $16,758,903)	16,758,903	$16,758,903

Total Investments – 98.4% (cost $823,781,820)		824,807,694
Other assets less liabilities – 1.6%		12,993,071

Net Assets – 100.0%		$837,800,765

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	39	March 2026	$4,531,922	$10,320
U.S. T-Note 5 Yr (CBT) Futures	341	March 2026	37,430,078	103,844

Sold Contracts
Euro-BOBL Futures	13	December 2025	1,779,530	(2,867)
U.S. Long Bond (CBT) Futures	8	March 2026	939,500	(4,750)
U.S. T-Note 2 Yr (CBT) Futures	120	March 2026	25,063,125	(14,063)
U.S. T-Note 10 Yr (CBT) Futures	407	March 2026	46,130,906	(46,687)

				$45,797

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	GBP	1,097	USD	1,498	12/05/2025	$44,570
Morgan Stanley Capital Services, Inc.	EUR	32,206	USD	37,319	01/29/2026	(173,354)
State Street Bank & Trust Co.	EUR	574	USD	667	01/29/2026	(453)

						$(129,237)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $682,325,512 or 81.4% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2025.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(e)	Non-income producing security.

28 AB Short Duration High Yield ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ModivCare, Inc. 5.00%, 10/01/2029	03/07/2025 - 04/01/2025	$1,342,631	$2,033	0.00%
ModivCare, Inc. 5.00%, 10/01/2029	11/09/2023	39,273	148	0.00%

(g)	Defaulted.

(h)	Fair valued by the Adviser.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2025.

(l)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the SOFR plus a premium which was determined at the time of purchase.

(m)	Defaulted matured security.

(n)	IO – Interest Only.

(o)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

PRIME – US Bank Prime Loan Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

ABFunds.com	AB Short Duration High Yield ETF 29

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $807,022,917)	$808,048,791
Affiliated issuers (cost $16,758,903)	16,758,903
Cash	315,590
Cash collateral due from broker	675,319
Foreign currencies, at value (cost $316,586)	310,337
Interest receivable	13,580,070
Receivable for investment securities sold and foreign currency transactions	311,360
Receivable for variation margin on futures	217,413
Affiliated dividends receivable	73,773
Unrealized appreciation on forward currency exchange contracts	44,570
Receivable due from Adviser	3,695
Other assets	12,572

Total assets	840,352,393

Liabilities
Payable for investment securities purchased	2,084,849
Advisory fee payable	253,901
Unrealized depreciation on forward currency exchange contracts	173,807
Foreign capital gains tax payable	38,182
Other liabilities	889

Total liabilities	2,551,628

Net Assets	$837,800,765

Composition of Net Assets
Capital stock, at par	$2,330
Additional paid-in capital	863,230,780
Accumulated loss	(25,432,345)

Net Assets	$837,800,765

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 23,295,150 common shares outstanding)	$35.96

See notes to financial statements.

30 AB Short Duration High Yield ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$53,657,172
Dividends—Affiliated issuers	638,036
Other income	20,857	$54,316,065

Expenses
Advisory fee (see Note B)	3,165,603

Total expenses before bank overdraft expense	3,165,603
Bank overdraft expense	3,057

Total expenses	3,168,660
Less: expenses waived and reimbursed by the Adviser (see Note B)	(31,672)

Net expenses		3,136,988

Net investment income		51,179,077

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		3,649,626
In-kind redemptions		530,061
Forward currency exchange contracts		72,176
Futures		(2,129,778)
Foreign currency transactions		(1,603,445)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		(2,986,541)
Forward currency exchange contracts		(841,836)
Futures		705,948
Foreign currency denominated assets and liabilities		7,203

Net loss on investment and foreign currency transactions		(2,596,586)

Net Increase in Net Assets from Operations		$48,582,491

(a)	Net of foreign realized capital gains taxes of $1,952.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $12,894.

See notes to financial statements.

ABFunds.com	AB Short Duration High Yield ETF 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		October 1, 2024 to November 30, 2024(a)		Year Ended September 30, 2024(b)
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,179,077		$7,232,493		$42,293,397
Net realized gain on investment and foreign currency transactions	518,640		3,327,261		1,154,250
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(3,115,226)		(4,238,393)		32,317,493

Net increase in net assets from operations	48,582,491		6,321,361		75,765,140
Distribution to Shareholders
Class A	– 0	–	– 0	–	(780,942)
Class C	– 0	–	– 0	–	(249,857)
Advisor Class	(47,922,615)		(6,492,042)		(37,058,903)
Class R	– 0	–	– 0	–	(114)
Class K	– 0	–	– 0	–	(114)
Class I	– 0	–	– 0	–	(108)
Transactions in Shares of the Fund
Net increase	82,729,034		95,393,603		102,217,126
Other capital	60,872		5,614		5,214

Total increase	83,449,782		95,228,536		139,897,442
Net Assets
Beginning of period	754,350,983		659,122,447		519,225,005

End of period	$837,800,765		$754,350,983		$659,122,447

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

32 AB Short Duration High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration High Yield ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 7, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration High Yield Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making

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NOTES TO FINANCIAL STATEMENTS (continued)

all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where

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NOTES TO FINANCIAL STATEMENTS (continued)

an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$661,812,681		$1,169,601		$662,982,282
Corporates – Investment Grade		– 0	–	102,408,194		– 0	–	102,408,194
Bank Loans		– 0	–	21,431,324		3,991,062		25,422,386
Emerging Markets – Corporate Bonds		– 0	–	11,249,370		– 0	–	11,249,370
Emerging Markets – Sovereigns		– 0	–	3,926,118		– 0	–	3,926,118
Quasi-Sovereigns		– 0	–	594,533		– 0	–	594,533
Common Stocks(a)		54,465		– 0	–	481,423		535,888
Commercial Mortgage-Backed Securities		– 0	–	535,415		– 0	–	535,415
Collateralized Loan Obligations		– 0	–	314,128		– 0	–	314,128
Preferred Stocks		– 0	–	– 0	–	66,590		66,590
Collateralized Mortgage Obligations		– 0	–	13,887		– 0	–	13,887
Short-Term Investments		16,758,903		– 0	–	– 0	–	16,758,903

Total Investments in Securities		16,813,368		802,285,650		5,708,676		824,807,694
Other Financial Instruments(b):
Assets:
Futures		114,164		– 0	–	– 0	–	114,164	(c)
Forward Currency Exchange Contracts		– 0	–	44,570		– 0	–	44,570
Liabilities:
Futures		(68,367)		– 0	–	– 0	–	(68,367	)(c)
Forward Currency Exchange Contracts		– 0	–	(173,807)		– 0	–	(173,807)

Total		$16,859,165		$802,156,413		$5,708,676		$824,724,254

(a)	See Portfolio of Investments for sector classification.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

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NOTES TO FINANCIAL STATEMENTS (continued)

investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

10. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual

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NOTES TO FINANCIAL STATEMENTS (continued)

funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $31,672.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$24,970	$276,830	$285,041	$16,759	$638

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$634,377,910		$554,003,932
U.S. government securities	– 0	–	33,107

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$168,380,945		$157,775,336
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$824,206,788

Gross unrealized appreciation	$16,248,459
Gross unrealized depreciation	(15,647,552)

Net unrealized appreciation	$600,907

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities

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NOTES TO FINANCIAL STATEMENTS (continued)

collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2025, the Fund held forward currency exchange contracts for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$114,164	*	Payable for variation margin on futures	$68,367	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	44,570		Unrealized depreciation on forward currency exchange contracts	173,807

Total		$158,734			$242,174

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,129,778)	$705,948

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	72,176	(841,836)

Total		$(2,057,602)	$(135,888)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$20,793,203	(a)
Average notional amount of sale contracts	$67,246,090
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$727,855	(b)
Average principal amount of sale contracts	$35,926,082

(a)	Positions were open for eight months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$44,570	$	– 0	–	$	– 0	–	$	– 0	–	$44,570

Total	$44,570	$	– 0	–	$	– 0	–	$	– 0	–	$44,570	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley Capital Services, Inc.	$173,354	$	– 0	–	$	– 0	–	$	– 0	–	$173,354
State Street Bank & Trust Co.	453		– 0	–		– 0	–		– 0	–	453

Total	$173,807	$	– 0	–	$	– 0	–	$	– 0	–	$173,807	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from

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NOTES TO FINANCIAL STATEMENTS (continued)

creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets. Transactions in shares of the Fund were as follows:

	Shares					Amount
	Year Ended November 30 2025		Period Ended November 30, 2024(a)		Year Ended September 30, 2024(b)	Year Ended November 30 2025			Period Ended November 30, 2024(a)			Year Ended September 30, 2024(b)

Class A
Shares sold	– 0	–	– 0	–	707,532	$	– 0	–	$	– 0	–	$6,436,204

Shares issued in reinvestment of dividends	– 0	–	– 0	–	38,351		– 0	–		– 0	–	349,404

Shares converted from Class C	– 0	–	– 0	–	63,732		– 0	–		– 0	–	575,526

Shares converted to Advisor Class	– 0	–	– 0	–	(3,191,027)		– 0	–		– 0	–	(29,414,571)

Shares redeemed	– 0	–	– 0	–	(393,280)		– 0	–		– 0	–	(3,575,126)

Net (decrease)	– 0	–	– 0	–	(2,774,692)	$	– 0	–	$	– 0	–	$(25,628,563)

Class C
Shares sold	– 0	–	– 0	–	231,832	$	– 0	–	$	– 0	–	$2,102,528

Shares issued in reinvestment of dividends	– 0	–	– 0	–	13,742		– 0	–		– 0	–	124,955

Shares converted to Class A	– 0	–	– 0	–	(63,747)		– 0	–		– 0	–	(575,526)

Shares converted to Advisor Class	– 0	–	– 0	–	(1,107,946)		– 0	–		– 0	–	(10,205,398)

Shares redeemed	– 0	–	– 0	–	(160,292)		– 0	–		– 0	–	(1,453,261)

Net (decrease)	– 0	–	– 0	–	(1,086,411)	$	– 0	–	$	– 0	–	$(10,006,702)

Advisor Class
Shares sold	6,775,000		2,675,000		11,073,325		$242,196,014			$95,393,603		$384,220,491

Shares issued in reinvestment of dividends	– 0	–	– 0	–	558,390		– 0	–		– 0	–	19,431,978

Shares converted from Class A	– 0	–	– 0	–	841,923		– 0	–		– 0	–	29,414,571

Shares converted from Class C	– 0	–	– 0	–	292,699		– 0	–		– 0	–	10,205,398

Shares redeemed	(4,525,000)		– 0	–	(8,741,384)		(159,466,980)			– 0	–	(305,393,211)

Net increase	2,250,000		2,675,000		4,024,953		$82,729,034			$95,393,603		$137,879,227

46 AB Short Duration High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares					Amount
	Year Ended November 30 2025		Period Ended November 30, 2024(a)		Year Ended September 30, 2024(b)	Year Ended November 30 2025			Period Ended November 30, 2024(a)			Year Ended September 30, 2024(b)

Class R
Shares redeemed	– 0	–	– 0	–	(1,004)	$	– 0	–	$	– 0	–	$(9,128)

Net (decrease)	– 0	–	– 0	–	(1,004)	$	– 0	–	$	– 0	–	$(9,128)

Class K
Shares redeemed	– 0	–	– 0	–	(1,004)	$	– 0	–	$	– 0	–	$(9,130)

Net (decrease)	– 0	–	– 0	–	(1,004)	$	– 0	–	$	– 0	–	$(9,130)

Class I
Shares redeemed	– 0	–	– 0	–	(943)	$	– 0	–	$	– 0	–	$(8,578)

Net (decrease)	– 0	–	– 0	–	(943)	$	– 0	–	$	– 0	–	$(8,578)

(a)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30

(b)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio and has been adjusted retroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

ABFunds.com	AB Short Duration High Yield ETF 47

NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed, less liquid and are subject to increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

48 AB Short Duration High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and

ABFunds.com	AB Short Duration High Yield ETF 49

NOTES TO FINANCIAL STATEMENTS (continued)

ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

50 AB Short Duration High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025, the fiscal period ended November 30, 2024, and the fiscal year ended September 30, 2024 were as follows:

	Year Ended November 30, 2025	October 1, 2024 to November 30, 2024	Year Ended September 30, 2024
Distributions paid from:
Ordinary income	$47,922,615	$6,492,042	$38,090,038

Total taxable distributions paid	$47,922,615	$6,492,042	$38,090,038

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,262,036
Accumulated capital and other losses	(29,096,648	)(a)
Unrealized appreciation (depreciation)	574,325	(b)

Total accumulated earnings (deficit)	$(25,260,287	)(c)

ABFunds.com	AB Short Duration High Yield ETF 51

NOTES TO FINANCIAL STATEMENTS (continued)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $29,096,648. During the fiscal year, the Fund utilized $1,979,606 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $7,970,082 and a net long-term capital loss carryforward of $21,126,566, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Reorganization

At meetings held on October 31—November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	73,474,038		– 0	–		$675,330,250	+	$	– 0	–
The Fund	– 0	–	19,295,122		$	– 0	–		$675,330,250

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $3,942,798 and unrealized depreciation on investments of $3,405132, with a fair value of $650,158,849 and identified cost of $653,563,981.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

52 AB Short Duration High Yield ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Short Duration High Yield ETF 53

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

Year ended November 30, 2025	October 1, 2024(b) to November 30, 2024	Year Ended September 30,

2024	2023	2022	2021

Net asset value, beginning of period	$ 35.84	$ 35.88	$ 33.81	$ 33.24	$ 39.37	$ 37.81

Income From Investment Operations

Net investment income(c)(d)	2.31	.36	2.27	1.94	1.45	1.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.06)	1.84	1.30	(5.98)	1.71

Contribution from Affiliates	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.28	.30	4.11	3.24	(4.53)	3.20

Less: Dividends

Dividends from net investment income	(2.16)	(.34)	(2.04)	(2.67)	(1.60)	(1.64)

Net asset value, end of period	$ 35.96	$ 35.84	$ 35.88	$ 33.81	$ 33.24	$ 39.37

Total Return

Total investment return based on net asset value(f)	6.63%	.93%	12.50%	10.04%	(11.78)%	8.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$837,801	$754,351	$659,122	$484,876	$283,354	$334,801

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)‡	.40%	.39	%^	.58%	.70%	.70%	.70%

Expenses, before waivers/reimbursements(g)‡	.40%	.40	%^	.61%	.78%	.75%	.77%

Net investment income(d)	6.47%	6.12	%^	6.51%	5.71%	3.97%	3.77%

Portfolio turnover rate(h)	72%	4%	41%	67%	62%	57%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00	%^	.01%	.00%	.00%	.00%

See footnote summary on page 55.

54 AB Short Duration High Yield ETF	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of September 30. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended November 30, 2024 and for the year ended September 30, 2024, such waiver amounted to .01% (annualized) and .01%, respectively.

(h)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB Short Duration High Yield ETF 55

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Short Duration High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration High Yield ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations for the period then ended, the statement of changes in net assets for the period then ended and the period from October 1, 2024 to November 30, 2024 and the period ended September 30, 2024 and the financial highlights for the period then ended and the period from October 1, 2024 to November 30, 2024, and each of the four years in the period then ended as on September 30,2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, and the related statements of operations for the period then ended , changes in net assets for the period then ended and the period from October 1, 2024 to November 30, 2024 and the period ended September 30, 2024 and the financial highlights for the period then ended and the period from October 1, 2024 to November 30, 2024, and each of the four years in the period then ended as on September 30,2024 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

56 AB Short Duration High Yield ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Short Duration High Yield ETF 57

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 73.11% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $45,950,337 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

58 AB Short Duration High Yield ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration High Yield ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Short Duration High Yield ETF 59

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

60 AB Short Duration High Yield ETF	ABFunds.com

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund (including its predecessor mutual fund) against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance (including its predecessor mutual fund) against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10- year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore fund or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications

ABFunds.com	AB Short Duration High Yield ETF 61

about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

62 AB Short Duration High Yield ETF	ABFunds.com

NOTES

ABFunds.com	AB Short Duration High Yield ETF 63

NOTES

64 AB Short Duration High Yield ETF	ABFunds.com

AB SHORT DURATION HIGH YIELD ETF

66 Hudson Boulevard East,

New York, NY 10001

800 221 5672

ETF-SDHY-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION INCOME ETF

(NYSE Arca: SDFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 37.8%
Industrial – 23.3%
Basic – 0.8%
BHP Billiton Finance USA Ltd. 4.75%, 02/28/2028	U.S.$	570	$579,462
Georgia-Pacific LLC 0.95%, 05/15/2026(a)		9	8,876
Glencore Funding LLC 5.186%, 04/01/2030(a)		72	74,219
5.338%, 04/04/2027(a)		435	441,999

			1,104,556

Capital Goods – 2.6%
BAE Systems PLC 5.00%, 03/26/2027(a)		374	378,454
Boeing Co. (The) 2.196%, 02/04/2026		426	424,637
3.25%, 02/01/2028		272	267,126
6.259%, 05/01/2027		104	106,793
Northrop Grumman Corp. 3.25%, 01/15/2028		184	181,341
Parker-Hannifin Corp. 3.25%, 06/14/2029		66	64,404
4.25%, 09/15/2027		496	499,398
Regal Rexnord Corp. 6.05%, 02/15/2026		377	377,814
Republic Services, Inc. 4.875%, 04/01/2029		348	357,375
RTX Corp. 3.50%, 03/15/2027		202	200,786
5.75%, 11/08/2026		421	427,172
Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/2026		444	441,212

			3,726,512

Communications - Media – 0.3%
Netflix, Inc. 4.875%, 06/15/2030(a)		458	471,172

Communications - Telecommunications – 1.0%
AT&T, Inc. 3.80%, 02/15/2027		393	391,860
Rogers Communications, Inc. 3.20%, 03/15/2027		629	620,886
T-Mobile USA, Inc. 3.75%, 04/15/2027		417	415,107

			1,427,853

ABFunds.com	AB Short Duration Income ETF 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.9%
American Honda Finance Corp. 2.00%, 03/24/2028	U.S.$	107	$102,221
Series G 4.45%, 10/22/2027		290	292,401
Ford Motor Credit Co. LLC 3.815%, 11/02/2027		219	215,047
5.303%, 09/06/2029		200	200,840
5.80%, 03/08/2029		383	390,580
General Motors Financial Co., Inc. 2.70%, 08/20/2027		597	582,248
5.40%, 05/08/2027		344	349,655
Hyundai Capital America 1.30%, 01/08/2026(a)		61	60,805
4.30%, 09/24/2027(a)		35	35,065
4.50%, 09/18/2030(a)		71	71,102
4.55%, 09/26/2029(a)		38	38,209
5.15%, 03/27/2030(a)		100	102,556
5.25%, 01/08/2027(a)		25	25,274
5.30%, 03/19/2027(a)		322	326,469

			2,792,472

Consumer Cyclical - Entertainment – 0.6%
Carnival Corp. 5.125%, 05/01/2029(a)		81	81,505
5.75%, 03/15/2030(a)		16	16,439
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		436	439,423
5.50%, 08/31/2026(a)		31	31,071
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	13,993
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		263	262,905

			845,336

Consumer Cyclical - Other – 0.8%
CK Hutchison International 24 Ltd. 5.375%, 04/26/2029(a)		447	464,263
Flutter Treasury DAC 5.875%, 06/04/2031(a)		200	202,030
Las Vegas Sands Corp. 3.50%, 08/18/2026		424	420,731
5.625%, 06/15/2028		112	114,538

			1,201,562

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. Series G 5.00%, 05/17/2029		255	262,979

2 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Starbucks Corp. 4.75%, 02/15/2026	U.S.$	52	$52,027

			315,006

Consumer Cyclical - Retailers – 0.4%
AutoNation, Inc. 4.45%, 01/15/2029		148	148,429
Ralph Lauren Corp. 2.95%, 06/15/2030		423	402,349

			550,778

Consumer Non-Cyclical – 5.8%
Altria Group, Inc. 3.40%, 05/06/2030		466	449,378
Amer Sports Co. 6.75%, 02/16/2031(a)		68	71,001
BAT Capital Corp. 3.557%, 08/15/2027		124	122,812
4.70%, 04/02/2027		299	300,818
BAT International Finance PLC 1.668%, 03/25/2026		431	427,505
Baxter International, Inc. 4.45%, 02/15/2029		206	206,884
Becton Dickinson & Co. 3.70%, 06/06/2027		193	191,910
4.693%, 02/13/2028		479	485,260
CVS Health Corp. 2.875%, 06/01/2026		401	398,305
3.00%, 08/15/2026		107	106,090
3.625%, 04/01/2027		283	281,070
DH Europe Finance II SARL 2.60%, 11/15/2029		490	464,848
General Mills, Inc. 4.20%, 04/17/2028		582	583,688
HCA, Inc. 3.125%, 03/15/2027		362	357,439
5.25%, 06/15/2026		263	263,160
Imperial Brands Finance PLC 3.50%, 07/26/2026(a)		376	373,932
Kraft Heinz Foods Co. 3.00%, 06/01/2026		381	378,680
Medtronic Global Holdings SCA 4.25%, 03/30/2028		579	583,111
Molson Coors Beverage Co. 3.00%, 07/15/2026		393	390,280
Novartis Capital Corp. 3.10%, 05/17/2027		129	127,934
Philip Morris International, Inc. 2.75%, 02/25/2026		65	64,769

ABFunds.com	AB Short Duration Income ETF 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.375%, 08/15/2029	U.S.$	49	$47,801
4.375%, 11/01/2027		126	127,090
4.875%, 02/13/2026		131	131,269
4.875%, 02/15/2028		43	43,810
4.875%, 02/13/2029		272	278,343
5.125%, 11/17/2027		144	147,027
5.625%, 11/17/2029		41	43,182
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		486	482,544
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030		503	460,537

			8,390,477

Energy – 4.2%
Cenovus Energy, Inc. 4.65%, 03/20/2031		281	281,947
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		29	28,408
4.375%, 01/15/2028		295	294,038
Energy Transfer LP 4.00%, 10/01/2027		500	498,775
5.50%, 06/01/2027		345	350,389
Eni SpA Series X-R 4.75%, 09/12/2028(a)		522	530,942
EQT Corp. 3.90%, 10/01/2027		340	338,011
Hess Midstream Operations LP 5.875%, 03/01/2028(a)		172	174,957
Permian Resources Operating LLC 5.875%, 07/01/2029(a)		197	197,749
Pioneer Natural Resources Co. 1.90%, 08/15/2030		285	258,030
Targa Resources Corp. 4.90%, 09/15/2030		57	58,110
5.20%, 07/01/2027		538	546,420
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.50%, 03/01/2030		350	356,272
TotalEnergies Capital International SA 3.455%, 02/19/2029		450	443,200
Var Energi ASA 5.875%, 05/22/2030(a)		200	208,624
7.50%, 01/15/2028(a)		446	472,189
Williams Cos., Inc. (The) 3.75%, 06/15/2027		580	576,358
Woodside Finance Ltd. 4.50%, 03/04/2029(a)		290	290,841

4 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.40%, 05/19/2030	U.S.$	174	$179,423

			6,084,683

Other Industrial – 0.1%
RB Global Holdings, Inc. 6.75%, 03/15/2028(a)		187	191,409

Services – 1.5%
Expedia Group, Inc. 3.80%, 02/15/2028		364	361,714
Global Payments, Inc. 4.50%, 11/15/2028		159	159,557
4.875%, 11/15/2030		226	226,725
Mastercard, Inc. 2.95%, 06/01/2029		170	164,864
4.875%, 03/09/2028		568	581,246
S&P Global, Inc. 2.45%, 03/01/2027		481	472,607
4.25%, 05/01/2029		205	206,236

			2,172,949

Technology – 3.0%
Analog Devices, Inc. 3.50%, 12/05/2026		486	484,270
Apple, Inc. 2.90%, 09/12/2027		591	583,352
Broadcom, Inc. 4.15%, 02/15/2028		143	143,719
5.05%, 07/12/2027		443	450,792
Fiserv, Inc. 3.20%, 07/01/2026		416	413,271
5.15%, 03/15/2027		253	255,381
Foundry JV Holdco LLC 5.90%, 01/25/2030(a)		220	231,460
International Business Machines Corp. 1.70%, 05/15/2027		164	159,059
3.30%, 05/15/2026		158	157,477
Oracle Corp. 1.65%, 03/25/2026		166	164,529
2.65%, 07/15/2026		68	67,389
2.80%, 04/01/2027		430	421,529
3.25%, 11/15/2027		187	183,178
4.50%, 05/06/2028		15	15,034
VMware LLC 1.40%, 08/15/2026		442	434,004
Workday, Inc. 3.50%, 04/01/2027		176	174,800

			4,339,244

ABFunds.com	AB Short Duration Income ETF 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)	U.S.$	43	$43,227
Southwest Airlines Co. 4.375%, 11/15/2028		121	120,954

			164,181

			33,778,190

Financial Institutions – 12.8%
Banking – 11.4%
Ally Financial, Inc. 4.75%, 06/09/2027		519	522,057
Banco Bilbao Vizcaya Argentaria SA 6.138%, 09/14/2028		600	620,412
Banco Santander SA 1.722%, 09/14/2027		400	392,308
4.25%, 04/11/2027		400	400,732
4.379%, 04/12/2028		200	200,834
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		464	483,205
Barclays PLC 2.279%, 11/24/2027		200	196,276
4.837%, 09/10/2028		401	405,447
5.20%, 05/12/2026		111	111,376
5.501%, 08/09/2028		450	459,171
CaixaBank SA 6.208%, 01/18/2029(a)		343	357,077
Capital One Financial Corp. 1.878%, 11/02/2027		643	629,304
4.927%, 05/10/2028		280	283,002
Citigroup, Inc. 1.122%, 01/28/2027		23	22,885
1.462%, 06/09/2027		424	417,975
3.887%, 01/10/2028		118	117,690
4.45%, 09/29/2027		124	124,598
4.658%, 05/24/2028		185	186,510
Series VAR 3.07%, 02/24/2028		125	123,415
Credit Agricole SA 5.23%, 01/09/2029(a)		275	280,514
Danske Bank A/S 4.298%, 04/01/2028(a)		451	451,510
Deutsche Bank AG/New York NY 2.552%, 01/07/2028		385	377,712
Goldman Sachs Bank USA/New York NY 5.283%, 03/18/2027		241	241,749
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027		267	264,957

6 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.583%, 06/19/2029	U.S.$	214	$215,990
5.21%, 08/11/2028		226	229,659
5.597%, 05/17/2028		506	515,887
ING Groep NV 4.017%, 03/28/2028		482	481,325
JPMorgan Chase & Co. 1.04%, 02/04/2027		268	266,521
1.47%, 09/22/2027		72	70,496
Lloyds Banking Group PLC 1.627%, 05/11/2027		395	390,477
3.75%, 03/18/2028		394	392,050
5.985%, 08/07/2027		175	177,105
Macquarie Group Ltd. 1.34%, 01/12/2027(a)		432	430,497
Mitsubishi UFJ Financial Group, Inc. 1.538%, 07/20/2027		440	432,758
2.341%, 01/19/2028		487	477,426
Morgan Stanley 3.95%, 04/23/2027		587	586,929
5.652%, 04/13/2028		12	12,249
Nationwide Building Society 2.972%, 02/16/2028(a)		454	447,462
NatWest Group PLC 1.642%, 06/14/2027		416	410,347
3.073%, 05/22/2028		273	269,031
Santander UK Group Holdings PLC 2.469%, 01/11/2028		200	196,124
Societe Generale SA 5.249%, 05/22/2029(a)		200	203,970
5.519%, 01/19/2028(a)		443	448,427
Standard Chartered PLC 5.545%, 01/21/2029(a)		236	242,006
Synchrony Financial 3.95%, 12/01/2027		59	58,510
5.019%, 07/29/2029		348	351,396
7.25%, 02/02/2033		179	191,825
UBS Group AG 1.494%, 08/10/2027(a)		226	221,794
4.703%, 08/05/2027(a)		367	368,119
UniCredit SpA 1.982%, 06/03/2027(a)		404	399,378
Westpac New Zealand Ltd. 5.195%, 02/28/2029(a)		449	463,934

			16,622,408

Finance – 0.1%
Aviation Capital Group LLC 4.75%, 04/14/2027(a)		155	155,773

ABFunds.com	AB Short Duration Income ETF 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 1.3%
Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	132	$129,495
Host Hotels & Resorts LP 4.25%, 12/15/2028		268	267,694
Newmark Group, Inc. 7.50%, 01/12/2029		260	279,087
Simon Property Group LP 1.75%, 02/01/2028		347	331,746
VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(a)		371	370,844
Welltower OP LLC 3.10%, 01/15/2030		492	473,255

			1,852,121

			18,630,302

Utility – 1.7%
Electric – 1.7%
EDP Finance BV 1.71%, 01/24/2028(a)		510	484,199
Enel Finance International NV 2.125%, 07/12/2028(a)(b)		474	450,035
NRG Energy, Inc. 4.734%, 10/15/2030(a)		26	25,940
Sempra 3.25%, 06/15/2027		223	219,709
Southern Co. (The) 5.113%, 08/01/2027(b)		568	576,906
Vistra Operations Co. LLC 3.70%, 01/30/2027(a)		483	479,165
4.30%, 07/15/2029(a)		207	205,735
5.05%, 12/30/2026(a)		10	10,089

			2,451,778

Total Corporates - Investment Grade (cost $54,373,287)			54,860,270

GOVERNMENTS - TREASURIES – 29.7%
United States – 29.7%
U.S. Treasury Bonds 4.75%, 02/15/2045		145	147,283
4.875%, 08/15/2045		77	79,406
U.S. Treasury Notes 3.50%, 09/30/2027		1,452	1,451,546
3.625%, 08/31/2027		3,600	3,606,047
3.625%, 08/31/2030		2,760	2,763,450
3.75%, 04/30/2027		1,171	1,173,927
3.75%, 10/31/2032		1,700	1,696,281

8 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.875%, 05/31/2027	U.S.$	1,800	$1,808,367
3.875%, 07/31/2027		272	273,456
3.875%, 03/15/2028		589	594,039
3.875%, 07/31/2030		3,498	3,540,359
3.875%, 09/30/2032		1,669	1,678,519
4.00%, 01/31/2029		1,445	1,465,772
4.00%, 07/31/2029		2,591	2,631,687
4.00%, 02/28/2030		2,375	2,415,078
4.125%, 01/31/2027		14	14,081
4.125%, 02/28/2027		856	861,484
4.125%, 03/31/2029		1,158	1,179,803
4.25%, 02/28/2029		1,190	1,216,496
4.25%, 06/30/2029		3,813	3,903,940
4.25%, 01/31/2030		2,220	2,278,275
4.375%, 08/31/2028		398	407,268
4.375%, 11/30/2028		970	993,947
4.375%, 12/31/2029		900	927,563
4.625%, 09/30/2028		3,835	3,951,248
4.625%, 04/30/2029		1,060	1,097,183
4.875%, 10/31/2028		950	985,773

Total Governments - Treasuries (cost $42,514,148)			43,142,278

ASSET-BACKED SECURITIES – 13.9%
Other ABS - Fixed Rate – 8.4%
Affirm Asset Securitization Trust Series 2024-X2, Class A 5.22%, 12/17/2029(a)		13	12,693
Series 2025-X2, Class A 4.45%, 10/15/2030(a)		350	350,336
APL Finance DAC Series 2025-1A, Class A 4.81%, 03/20/2036(a)		325	325,473
Avant Loans Funding Trust Series 2024-REV1, Class A 5.92%, 10/15/2033(a)		255	257,159
Series 2025-REV1, Class A 5.12%, 05/15/2034(a)		250	251,085
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		14	13,693
Series 2023-B, Class A 6.92%, 12/17/2036(a)		101	105,674
Series 2025-2CON, Class A 4.84%, 09/17/2036(a)		276	279,264

ABFunds.com	AB Short Duration Income ETF 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Castlelake Aircraft Structured Trust Series 2025-2A, Class A 5.465%, 08/15/2050(a)	U.S.$	588	$596,530
Series 2025-3A, Class A 5.087%, 11/15/2050(a)		250	251,360
Cherry Securitization Trust Series 2024-1A, Class A 5.70%, 04/15/2032(a)		600	604,033
Series 2025-1A, Class A 6.13%, 11/15/2032(a)		400	405,962
Dailypay Securitization Trust Series 2025-1A, Class A 5.63%, 06/26/2028(a)		600	604,424
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		43	43,667
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)		71	71,227
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)		95	95,284
Lendmark Funding Trust Series 2024-1A, Class A 5.53%, 06/21/2032(a)		300	304,069
Series 2025-1A, Class A 4.94%, 09/20/2034(a)		300	303,603
Series 2025-3A, Class A 4.51%, 05/20/2035(a)		100	100,056
Onemain Financial Issuance Trust Series 2025-1A, Class A 4.82%, 07/14/2038(a)		420	425,287
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)		30	30,301
Oportun Issuance Trust Series 2025-B, Class A 4.88%, 05/09/2033(a)		600	601,888
Series 2025-C, Class A 4.49%, 07/08/2033(a)		600	600,789
OWN Equipment Fund II LLC Series 2025-1M, Class A 5.48%, 09/26/2033(a)		564	560,603
Pagaya AI Debt Grantor Trust Series 2024-10, Class A 5.183%, 06/15/2032(a)		52	52,055

10 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pagaya AI Debt Trust Series 2024-1, Class A 6.66%, 07/15/2031(a)	U.S.$	44	$44,054
Series 2024-2, Class A 6.319%, 08/15/2031(a)		48	48,154
Series 2024-3, Class A 6.258%, 10/15/2031(a)		41	41,337
Pagaya Point of Sale Holdings Grantor Trust Series 2025-1, Class A 5.715%, 01/20/2034(a)		292	295,083
PK Alift Loan Funding 7 LP Series 2025-2, Class A 4.75%, 03/15/2043(a)		359	355,920
Purchasing Power Funding LLC Series 2024-A, Class A 5.89%, 08/15/2028(a)		550	551,690
Reach ABS Trust Series 2025-2A, Class A 4.93%, 08/18/2032(a)		331	332,560
Regional Management Issuance Trust Series 2024-2, Class A 5.11%, 12/15/2033(a)		220	221,662
Series 2025-1, Class A 4.99%, 04/17/2034(a)		585	588,874
Republic Finance Issuance Trust Series 2024-A, Class A 5.91%, 08/20/2032(a)		250	252,750
Series 2024-B, Class A 5.42%, 11/20/2037(a)		150	152,985
Sotheby’s Artfi Master Trust Series 2024-1A, Class A1 6.43%, 12/22/2031(a)		550	552,469
Sunbit Asset Securitization Trust Series 2025-1, Class A 5.36%, 07/15/2030(a)		300	301,962
Upgrade Master Pass-Thru Trust Series 2025-ST6, Class A 4.611%, 10/15/2032(a)		294	294,053
Series 2025-ST8, Class A 4.618%, 12/15/2033(a)		285	285,129
Upstart Securitization Trust Series 2023-3, Class A 6.90%, 10/20/2033(a)		17	16,940
Series 2024-1, Class A 5.33%, 11/20/2034(a)		59	59,282
Verdant Receivables 2023-1 LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)		215	218,239

ABFunds.com	AB Short Duration Income ETF 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VFI ABS LLC Series 2025-1A, Class A 4.78%, 06/24/2030(a)	U.S.$	387	$388,767

			12,248,425

Autos - Fixed Rate – 3.6%
ACM Auto Trust Series 2025-1A, Class A 5.38%, 06/20/2029(a)		46	45,848
Series 2025-2A, Class A 5.55%, 06/20/2028(a)		358	358,525
Series 2025-3A, Class A 5.01%, 01/22/2030(a)		677	675,610
Credit Acceptance Auto Loan Trust Series 2025-1A, Class A 5.02%, 03/15/2035(a)		250	252,891
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		37	37,604
FinBe USA Trust Series 2025-1A, Class A 5.70%, 12/15/2028(a)		416	417,250
Hertz Vehicle Financing III LLC Series 2024-1A, Class A 5.44%, 01/25/2029(a)		154	157,331
Series 2025-1A, Class A 4.91%, 09/25/2029(a)		250	252,832
Series 2025-3A, Class A 5.06%, 12/26/2029(a)		600	609,117
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		47	47,426
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		60	60,953
Series 2023-3A, Class A2 7.50%, 12/15/2028(a)		59	59,597
Series A2, Class 24-1A 6.19%, 08/15/2029(a)		94	94,593
Lobel Automobile Receivables Trust Series 2025-1, Class A 5.06%, 11/15/2027(a)		94	93,814
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		188	189,069
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)		168	168,510
Series 2023-4A, Class A 7.54%, 03/25/2032(a)		218	218,323

12 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-3A, Class A 5.281%, 03/25/2033(a)	U.S.$	299	$300,085
Series 2025-1A, Class A 5.044%, 06/27/2033(a)		296	297,323
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		44	44,018
SAFCO Auto Receivables Trust Series 2025-1A, Class A 5.46%, 09/10/2029(a)		171	170,836
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027(c)		25	23,944
Series 2024-3A, Class A 5.22%, 06/15/2028(c)(d)(e)		142	125,356
Series 2025-1A, Class A 4.94%, 02/15/2029(c)(d)(e)		105	73,496
Series 2025-2A, Class A 5.12%, 01/16/2029(c)(d)(e)		547	376,518

			5,150,869

Credit Cards - Fixed Rate – 1.3%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		325	326,321
Continental Finance Credit Card ABS Master Trust Series 2024-A, Class A 5.78%, 12/15/2032(a)		250	253,778
Mission Lane Credit Card Master Trust Series 2025-A, Class A 5.80%, 05/15/2030(a)		600	606,293
Series 2025-B, Class A 5.06%, 09/15/2031(a)		371	373,798
Series 2025-C, Class A 4.78%, 12/16/2030(a)		345	346,542

			1,906,732

Other ABS - Floating Rate – 0.6%
Capital Street Master Trust Series 2024-1, Class A 5.492% (CME Term SOFR + 1.35%), 10/16/2028(a)(f)		62	62,156
Gracie Point International Funding LLC Series 2025-1A, Class A 5.709% (CME Term SOFR + 1.50%), 08/15/2028(a)(f)		650	649,980
Pagaya AI Debt Series 2024-S1, Class ABC 7.295%, 09/15/2031(a)(g)		118	119,440

ABFunds.com	AB Short Duration Income ETF 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pagaya AI Debt Grantor Trust Series 2025-1, Class A 5.156%, 07/15/2032(a)	U.S.$	87	$87,381

			918,957

Total Asset-Backed Securities (cost $20,330,647)			20,224,983

CORPORATES - NON-INVESTMENT GRADE – 8.8%
Industrial – 7.6%
Basic – 0.4%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)		38	40,387
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(h)		9	1,367
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		125	120,965
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	101	107,862
INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(a)		222	226,215
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)	U.S.$	27	27,469

			524,265

Capital Goods – 0.7%
Axon Enterprise, Inc. 6.125%, 03/15/2030(a)		85	88,000
6.25%, 03/15/2033(a)		66	68,678
Ball Corp. 6.00%, 06/15/2029		300	309,162
Bombardier, Inc. 8.75%, 11/15/2030(a)		190	205,090
Esab Corp. 6.25%, 04/15/2029(a)		26	26,787
GFL Environmental, Inc. 6.75%, 01/15/2031(a)		178	186,993
LSB Industries, Inc. 6.25%, 10/15/2028(a)(b)		147	146,333
Quikrete Holdings, Inc. 6.375%, 03/01/2032(a)		47	48,858
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		22	22,878

			1,102,779

14 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.8%
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	170	$204,702
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	24,444
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		35	35,081
10.00%, 02/15/2031(a)		124	123,256
Discovery Communications LLC 4.125%, 05/15/2029		303	294,649
DISH DBS Corp. 5.25%, 12/01/2026(a)		67	65,391
5.75%, 12/01/2028(a)		32	30,902
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		26	26,028
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		91	90,682
Univision Communications, Inc. 8.00%, 08/15/2028(a)		196	202,450
Versant Media Group, Inc. 7.25%, 01/30/2031(a)		66	67,765

			1,165,350

Consumer Cyclical - Automotive – 0.3%
Goodyear Tire & Rubber Co. (The) 5.25%, 04/30/2031		138	132,265
6.625%, 07/15/2030		30	30,512
Nissan Motor Acceptance Co. LLC 6.125%, 09/30/2030(a)		25	24,783
Tenneco, Inc. 8.00%, 11/17/2028(a)		51	51,003
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)		160	156,107

			394,670

Consumer Cyclical - Entertainment – 0.0%
Lindblad Expeditions LLC 7.00%, 09/15/2030(a)		15	15,395
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		42	41,485

			56,880

Consumer Cyclical - Other – 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	86,045
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		97	96,576

ABFunds.com	AB Short Duration Income ETF 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR $	100	$120,444
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	465	476,100
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 4.875%, 07/01/2031(a)		145	134,345
5.00%, 06/01/2029(a)		45	43,324
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		103	97,881
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp. 6.625%, 02/01/2033(a)		36	36,512
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		11	10,901
Standard Industries, Inc./NY 4.75%, 01/15/2028(a)		109	108,626
Thor Industries, Inc. 4.00%, 10/15/2029(a)		182	174,294
Travel & Leisure Co. 6.625%, 07/31/2026(a)		117	117,802

			1,502,850

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	16,808
4.375%, 01/15/2028(a)		35	34,733
6.125%, 06/15/2029(a)		193	198,686

			250,227

Consumer Cyclical - Retailers – 0.2%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		237	241,956

Consumer Non-Cyclical – 1.3%
Acadia Healthcare Co., Inc. 7.375%, 03/15/2033(a)		68	69,582
AdaptHealth LLC 5.125%, 03/01/2030(a)		263	255,646
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		40	38,441
6.50%, 02/15/2028(a)		114	116,158
Amneal Pharmaceuticals LLC 6.875%, 08/01/2032(a)		30	31,759
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		57	59,497
DaVita, Inc. 4.625%, 06/01/2030(a)		311	301,835

16 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embecta Corp. 5.00%, 02/15/2030(a)	U.S.$	29	$27,602
LifePoint Health, Inc. 9.875%, 08/15/2030(a)		203	218,550
Medline Borrower LP 3.875%, 04/01/2029(a)		26	25,290
MPH Acquisition Holdings LLC 5.75%, 12/31/2030(a)		5	4,442
6.75% (6.00% Cash and 0.75% PIK), 03/31/2031(a)(b)(h)		43	37,876
11.50% (6.50% Cash and 5.00% PIK), 12/31/2030(a)(b)(h)		8	8,479
Newell Brands, Inc. 6.375%, 09/15/2027		15	15,039
8.50%, 06/01/2028(a)		52	54,239
Post Holdings, Inc. 6.25%, 02/15/2032(a)		26	26,870
Tenet Healthcare Corp. 4.25%, 06/01/2029		202	198,245
4.375%, 01/15/2030		72	70,544
US Foods, Inc. 4.75%, 02/15/2029(a)		273	271,649

			1,831,743

Energy – 1.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		73	76,149
Buckeye Partners LP 6.875%, 07/01/2029(a)		23	23,957
CITGO Petroleum Corp. 8.375%, 01/15/2029(a)		186	194,020
Civitas Resources, Inc. 8.375%, 07/01/2028(a)		168	173,606
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625%, 03/15/2029(a)		112	117,486
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/01/2028(a)		73	73,353
NFE Financing LLC 12.00%, 11/15/2029(a)(d)(e)		256	64,727
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		105	108,334
NuStar Logistics LP 5.625%, 04/28/2027		312	315,460
Summit Midstream Holdings LLC 8.625%, 10/31/2029(a)		258	266,243
Sunoco LP 7.00%, 05/01/2029(a)		251	261,264

ABFunds.com	AB Short Duration Income ETF 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venture Global LNG, Inc. 9.875%, 02/01/2032(a)	U.S.$	303	$315,508

			1,990,107

Other Industrial – 0.3%
RB Global Holdings, Inc. 7.75%, 03/15/2031(a)		189	198,093
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		253	248,790

			446,883

Services – 0.7%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		407	429,088
ANGI Group LLC 3.875%, 08/15/2028(a)		127	115,536
Garda World Security Corp. 6.00%, 06/01/2029(a)		51	49,824
6.50%, 01/15/2031(a)		24	24,646
7.75%, 02/15/2028(a)		48	49,215
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		235	229,612
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		32	33,013
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 5.50%, 05/15/2033(a)	EUR	112	134,348

			1,065,282

Technology – 0.1%
Diebold Nixdorf, Inc. 7.75%, 03/31/2030(a)	U.S.$	17	18,098
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	42,754
Virtusa Corp. 7.125%, 12/15/2028(a)		10	9,635
Western Digital Corp. 4.75%, 02/15/2026		33	32,994

			103,481

Transportation - Airlines – 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a)		44	44,464

Transportation - Services – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		165	160,588

18 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.50%, 02/15/2027(a)	EUR $	100	$116,585

			277,173

			10,998,110

Financial Institutions – 0.7%
Banking – 0.1%
Bread Financial Holdings, Inc. 6.75%, 05/15/2031(a)	U.S.$	209	213,368

Brokerage – 0.1%
Jane Street Group/JSG Finance, Inc. 6.75%, 05/01/2033(a)		121	126,433

Finance – 0.4%
Enova International, Inc. 9.125%, 08/01/2029(a)		155	163,714
GGAM Finance Ltd. 8.00%, 02/15/2027(a)		12	12,275
8.00%, 06/15/2028(a)		77	81,537
Navient Corp. 6.75%, 06/15/2026		259	261,575
SLM Corp. 3.125%, 11/02/2026		23	22,588
6.50%, 01/31/2030		57	59,421

			601,110

Insurance – 0.0%
Acrisure LLC/Acrisure Finance, Inc. 7.50%, 11/06/2030(a)		61	63,403

REITs – 0.1%
Iron Mountain, Inc. 5.00%, 07/15/2028(a)		76	75,640

			1,079,954

Utility – 0.5%
Electric – 0.5%
Calpine Corp. 4.625%, 02/01/2029(a)		184	183,058
NRG Energy, Inc. 3.375%, 02/15/2029(a)		208	199,108
5.75%, 07/15/2029(a)		272	273,349

			655,515

Total Corporates - Non-Investment Grade (cost $12,702,777)			12,733,579

ABFunds.com	AB Short Duration Income ETF 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 4.6%
Agency Fixed Rate 30-Year – 4.6%
Federal Home Loan Mortgage Corp. Series 2024 5.50%, 11/01/2054	U.S.$	882	$893,944
Federal National Mortgage Association Series 2024 5.50%, 10/01/2054		877	888,811
6.00%, 06/01/2054		787	806,782
6.00%, 09/01/2054		792	811,621
Government National Mortgage Association Series 2025 5.50%, 04/20/2055		176	177,341
Uniform Mortgage-Backed Security Series 2025 4.00%, 12/01/2055, TBA		653	622,268
4.50%, 12/01/2055, TBA		635	621,668
5.00%, 12/01/2055, TBA		620	618,369
5.50%, 12/01/2055, TBA		1,213	1,228,203

Total Mortgage Pass-Throughs (cost $6,569,802)			6,669,007

COLLATERALIZED LOAN OBLIGATIONS – 4.6%
CLO - Floating Rate – 4.6%
AGL CLO 44 Ltd. Series 2025-44A, Class A 5.103% (CME Term SOFR 3 Month + 1.15%), 10/22/2037(a)(f)		250	250,226
Apidos CLO XXX Series XXXA, Class A1AR 4.964% (CME Term SOFR 3 Month + 1.08%), 10/18/2031(a)(f)		72	72,185
Bain Capital Credit CLO Series 2019-1A, Class AR2 5.114% (CME Term SOFR 3 Month + 1.23%), 04/19/2034(a)(f)		100	100,167
Bain Capital Credit CLO Ltd. Series 2021-4A, Class A1R 5.084% (CME Term SOFR 3 Month + 1.20%), 10/20/2034(a)(f)		350	350,494
Series 2021-6A, Class A1R 4.96% (CME Term SOFR 3 Month + 1.09%), 10/21/2034(a)(f)		300	300,214
Buttermilk Park CLO Ltd. Series 2018-1A, Class A1R 4.985% (CME Term SOFR 3 Month + 1.08%), 10/15/2031(a)(f)		128	127,640

20 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden 113 CLO Ltd. Series 2022-113A, Class AR3 4.995% (CME Term SOFR 3 Month + 1.09%), 10/15/2037(a)(f)	U.S.$	680	$679,318
Goldentree Loan Management US CLO 8 Ltd. Series 2020-8A, Class ARR 5.034% (CME Term SOFR 3 Month + 1.15%), 10/20/2034(a)(f)		450	450,476
Invesco CLO Ltd. Series 2021-2A, Class AR 5.005% (CME Term SOFR 3 Month + 1.10%), 07/15/2034(a)(f)		650	650,144
Juniper Valley Park CLO Ltd. Series 2023-1A, Class ARR 4.964% (CME Term SOFR 3 Month + 1.08%), 07/20/2036(a)(f)		690	689,306
KKR CLO 21 Ltd. Series 21, Class A 5.166% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(f)		88	88,320
Neuberger Berman Loan Advisers CLO 47 Ltd. Series 2022-47A, Class AR 5.205% (CME Term SOFR 3 Month + 1.09%), 04/16/2035(a)(f)		350	350,490
OCP CLO Ltd. Series 2023-26A, Class AR 4.962% (CME Term SOFR 3 Month + 1.08%), 04/17/2037(a)(f)		700	699,643
PPM CLO 5 Ltd. Series 2021-5A, Class A 5.346% (CME Term SOFR 3 Month + 1.46%), 10/18/2034(a)(f)		500	500,000
Rad CLO 14 Ltd. Series 2021-14A, Class A 5.336% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(a)(f)		550	550,186
Regatta XVI Funding Ltd. Series 2019-2A, Class A1R 5.105% (CME Term SOFR 3 Month + 1.20%), 01/15/2033(a)(f)		216	216,713
VERDE CLO Ltd. Series 2019-1A, Class ARR 5.015% (CME Term SOFR 3 Month + 1.11%), 04/15/2032(a)(f)		124	123,701
Voya CLO Ltd. Series 2018-1A, Class A1 5.096% (CME Term SOFR 3 Month + 1.21%), 04/19/2031(a)(f)		103	102,973

ABFunds.com	AB Short Duration Income ETF 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-3A, Class A1R2 5.014% (CME Term SOFR 3 Month + 1.13%), 10/20/2036(a)(f)	U.S.$	350	$349,577

Total Collateralized Loan Obligations (cost $6,639,226)			6,651,773

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.8%
BANK Series 2020-BN28, Class XA 1.875%, 03/15/2063(i)		1,999	134,508
Series 2020-BN29, Class XA 1.405%, 11/15/2053(i)		949	49,015
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.467%, 05/15/2052(i)		928	32,946
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.609%, 02/15/2050(i)		1,146	11,963
CD Mortgage Trust Series 2016-CD1, Class XA 1.472%, 08/10/2049(i)		1,412	3,168
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.62%, 05/10/2058(i)		38	48
Series 2017-C8, Class XA 1.629%, 06/15/2050(i)		258	3,529
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 02/10/2049		127	126,629
Series 2017-P7, Class XA 1.251%, 04/14/2050(i)		768	7,097
Commercial Mortgage Trust Series 2014-CR16, Class D 4.937%, 04/10/2047(a)		100	84,771
Series 2016-DC2, Class XA 0.967%, 02/10/2049(i)		1,074	68
GS Mortgage Securities Trust Series 2013-GC13, Class D 3.989%, 07/10/2046(a)		100	72,814
Series 2016-GS3, Class XA 1.282%, 10/10/2049(i)		1,157	3,841
Series 2017-GS5, Class XA 0.969%, 03/10/2050(i)		1,383	10,569
Series 2017-GS7, Class XA 1.168%, 08/10/2050(i)		3,076	38,360

22 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-GC39, Class XA 1.223%, 05/10/2052(i)	U.S.$	3,484	$109,759
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.689%, 12/15/2047(a)		100	58,499
Series 2013-LC11, Class B 3.499%, 04/15/2046		49	45,009
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.172%, 08/15/2046(a)		75	57,865
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.616%, 06/15/2050(i)		868	11,963
Series 2017-C2, Class XA 1.197%, 08/15/2050(i)		1,809	22,046
Series 2018-C14, Class XA 1.05%, 12/15/2051(i)		727	15,609
Series 2018-C15, Class XA 1.045%, 12/15/2051(i)		554	11,973
Series 2019-C18, Class XA 1.108%, 12/15/2052(i)		1,182	33,548
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.06%, 04/10/2046(a)		69	63,460
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.725%, 10/15/2049(i)		683	4,680
Series 2018-C48, Class XA 1.099%, 01/15/2052(i)		712	16,014
Series 2019-C52, Class XA 1.71%, 08/15/2052(i)		821	36,906
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.15%, 06/15/2044(a)		37	35,887
Series 2011-C4, Class E 5.15%, 06/15/2044(a)		25	23,558

			1,126,102

Non-Agency Floating Rate CMBS – 0.0%
Starwood Retail Property Trust Series 2014-STAR, Class A 7.00% (PRIME 1 Month + 0.00%), 11/15/2027(a)(f)		76	46,244

Total Commercial Mortgage-Backed Securities (cost $1,292,849)			1,172,346

ABFunds.com	AB Short Duration Income ETF 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA6, Class M2 5.572% (CME Term SOFR + 1.50%), 10/25/2041(a)(f)	U.S.$	122	$122,946
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C04, Class 1B 14.436% (CME Term SOFR + 10.36%), 01/25/2029(f)		117	122,954

			245,900

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 4913, Class IO 6.00%, 04/15/2041(i)		48	9,253
Federal National Mortgage Association REMICS Series 2016-26, Class IO 5.00%, 05/25/2046(i)		95	12,885
Series 2016-31, Class IO 5.00%, 06/25/2046(i)		129	16,717
Series 2016-64, Class BI 5.00%, 09/25/2046(i)		15	1,985

			40,840

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 4372, Class JS 1.844% (5.99% – CME Term SOFR), 08/15/2044(f)(j)		64	7,194
Federal National Mortgage Association REMICS Series 2012-17, Class ES 2.364% (6.44% – CME Term SOFR), 03/25/2041(f)(j)		15	224
Series 2012-17, Class SE 1.764% (5.84% – CME Term SOFR), 03/25/2042(f)(j)		49	5,904
Series 2019-25, Class SA 1.864% (5.94% – CME Term SOFR), 06/25/2049(f)(j)		31	3,505
Series 2019-42, Class SQ 1.864% (5.94% – CME Term SOFR), 08/25/2049(f)(j)		28	3,241

			20,068

Total Collateralized Mortgage Obligations (cost $305,346)			306,808

24 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.2%
Industrial – 0.1%
Capital Goods – 0.0%
Chamberlain Group, Inc. 6.916% (CME Term SOFR 1 Month + 3.00%), 09/08/2032(k)	U.S.$	10	$9,644

Communications - Media – 0.1%
DIRECTV Financing LLC 9.352% (CME Term SOFR 3 Month + 5.25%), 08/02/2029(k)		20	20,168
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 9.580% (CME Term SOFR 3 Month + 5.50%), 02/17/2031(k)		82	81,046
Radiate Holdco, LLC 1.500% (PIK Interest 12 + 1.50%), 09/25/2029(k)		42	30,408
7.530% (CME Term SOFR 1 Month + 3.50%), 09/25/2029(k)		42	30,408

			162,030

Technology – 0.0%
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(d)(e)(g)(k)(l)		72	543

			172,217

Financial Institutions – 0.1%
Financial Services – 0.1%
Colossus Acquireco LLC 5.870% (SOFR 4 + 1.75%), 07/30/2032(k)		100	99,578

Total Bank Loans (cost $364,465)			271,795

		Shares
COMMON STOCKS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(d) (cost $19,137)		2,218	2,706

ABFunds.com	AB Short Duration Income ETF 25

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(m)(n)(o) (cost $805,779)	805,779	$805,779

Total Investments – 101.2% (cost $145,917,463)		146,841,324
Other assets less liabilities – (1.2)%		(1,698,789)

Net Assets – 100.0%		$145,142,535

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	58	March 2026	$6,366,406	$23,828
U.S. T-Note 10 Yr (CBT) Futures	25	March 2026	2,833,594	(1,173)

Sold Contracts
U.S. 10 Yr Ultra Futures	23	March 2026	2,672,672	(6,578)
U.S. Long Bond (CBT) Futures	7	March 2026	822,063	(4,156)
U.S. Ultra Bond (CBT) Futures	1	March 2026	120,938	(773)

				$11,148

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	EUR	759	USD	879	01/29/2026	$(4,525)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 44, 5 Year Index, 12/20/2030*	(1.00)%	Quarterly	0.66%	USD	2,720	$(46,975)	$(42,200)	$(4,775)

26 AB Short Duration Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	5.00%	Quarterly	3.23%	USD	2,370	$199,360	$174,862	$24,498
CDX-NAIG Series 45, 5 Year Index, 12/20/2030*	1.00	Quarterly	0.51	USD	2,210	53,869	48,858	5,011

						$206,254	$181,520	$24,734

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $51,163,951 or 35.3% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.42% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tricolor Auto Securitization Trust Series 2025-1A, Class A 4.94%, 02/15/2029	03/11/2025	$105,005	$73,496	0.05%
Tricolor Auto Securitization Trust Series 2025-2A, Class A 5.12%, 01/16/2029	06/10/2025	546,523	376,518	0.26%
Tricolor Auto Securitization Trust Series 2024-3A, Class A 5.22%, 06/15/2028	09/18/2025	131,695	125,356	0.09%
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027	01/25/2024	24,707	23,944	0.02%

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2025.

(i)	IO - Interest Only.

(j)	Inverse interest only security.

(k)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at November 30, 2025.

ABFunds.com	AB Short Duration Income ETF 27

PORTFOLIO OF INVESTMENTS (continued)

(l)	Fair valued by the Adviser.

(m)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(n)	The rate shown represents the 7-day yield as of period end.

(o)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

PRIME – US Bank Prime Loan Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

28 AB Short Duration Income ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $145,111,684)	$146,035,545
Affiliated issuers (cost $805,779)	805,779
Cash	1,702,526
Cash collateral due from broker	284,608
Foreign currencies, at value (cost $25,378)	24,845
Interest receivable	1,400,016
Affiliated dividends receivable	4,532
Receivable for variation margin on centrally cleared swaps	2,651
Receivable due from Adviser	239

Total assets	150,260,741

Liabilities
Payable for investment securities purchased	4,991,039
Advisory fee payable	32,988
Unrealized depreciation on forward currency exchange contracts	4,525
Payable for variation margin on futures	4,222
Foreign capital gains tax payable	134
Other liabilities	85,298

Total liabilities	5,118,206

Net Assets	$145,142,535

Composition of Net Assets
Capital stock, at par	$404
Additional paid-in capital	149,332,680
Accumulated loss	(4,190,549)

Net Assets	$145,142,535

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 4,038,461 common shares outstanding)	$35.94

See notes to financial statements.

ABFunds.com	AB Short Duration Income ETF 29

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$5,843,199
Dividends—Affiliated issuers	46,779
Other income(a)	8,263	$5,898,241

Expenses
Advisory fee (see Note B)	350,187

Total expenses before bank overdraft expense	350,187
Bank overdraft expense	565

Total expenses	350,752
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,361)

Net expenses		348,391

Net investment income		5,549,850

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)		439,323
In-kind redemptions		44,271
Forward currency exchange contracts		15,153
Futures		289,471
Swaps		245,516
Written swaptions		(8,811)
Foreign currency transactions		(31,161)
Net change in unrealized appreciation (depreciation) of:
Investments(c)		536,883
Forward currency exchange contracts		(13,614)
Futures		(61,157)
Swaps		(12,177)
Foreign currency denominated assets and liabilities		(2,343)

Net gain on investment and foreign currency transactions		1,441,354

Net Increase in Net Assets from Operations		$6,991,204

(a)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses (see Note B).

(b)	Net of foreign realized capital gains taxes of $620.

(c)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,050.

See notes to financial statements.

30 AB Short Duration Income ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		November 1, 2024 to November 30, 2024(a)		Year Ended October 31, 2024(b)
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,549,850		$373,784		$5,422,490
Net realized gain (loss) on investment transactions and foreign currency transactions	993,762		(128,457)		701,864
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	447,592		273,091		2,445,482

Net increase in net assets from operations	6,991,204		518,418		8,569,836
Distribution to Shareholders
Class A	– 0	–	– 0	–	(52,498)
Class C	– 0	–	– 0	–	(4,384)
Advisor Class	(5,535,810)		(378,246)		(4,991,883)
Transactions in Shares of the Fund
Net increase (decrease)	55,182,805		– 0	–	(23,813,083)
Other capital	972		5		150

Total increase (decrease)	56,639,171		140,177		(20,291,862)
Net Assets
Beginning of period	88,503,364		88,363,187		108,655,049

End of period	$145,142,535		$88,503,364		$88,363,187

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

ABFunds.com	AB Short Duration Income ETF 31

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 7, 2024. At meetings held on October 31 – November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration Income Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the

32 AB Short Duration Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per (“NAV”) share, while exchange-traded funds are valued at the closing market price per share.

ABFunds.com	AB Short Duration Income ETF 33

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where

34 AB Short Duration Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$54,860,270		$	– 0	–	$54,860,270
Governments – Treasuries		– 0	–	43,142,278			– 0	–	43,142,278
Asset-Backed Securities		– 0	–	20,105,543			119,440		20,224,983
Corporates – Non-Investment Grade		– 0	–	12,733,579			– 0	–	12,733,579
Mortgage Pass-Throughs		– 0	–	6,669,007			– 0	–	6,669,007
Collateralized Loan Obligations		– 0	–	6,651,773			– 0	–	6,651,773
Commercial Mortgage-Backed Securities		– 0	–	1,172,346			– 0	–	1,172,346
Collateralized Mortgage Obligations		– 0	–	306,808			– 0	–	306,808
Bank Loans		– 0	–	271,252			543		271,795
Common Stocks		2,706		– 0	–		– 0	–	2,706
Short-Term Investments		805,779		– 0	–		– 0	–	805,779

Total Investments in Securities		808,485		145,912,856			119,983		146,841,324
Other Financial Instruments(a):
Assets:
Futures		23,828		– 0	–		– 0	–	23,828	(b)
Centrally Cleared Credit Default Swaps		– 0	–	253,229			– 0	–	253,229	(b)
Liabilities:
Futures		(12,680)		– 0	–		– 0	–	(12,680	)(b)
Forward Currency Exchange Contracts		– 0	–	(4,525)			– 0	–	(4,525)
Centrally Cleared Credit Default Swaps		– 0	–	(46,975)			– 0	–	(46,975	)(b)

Total		$819,633		$146,114,585			$119,983		$147,054,201

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding

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NOTES TO FINANCIAL STATEMENTS (continued)

taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $2,361.

During the year ended November 30, 2025, the Adviser reimbursed the Fund $55 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$494	$36,799	$36,487	$806	$47

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$60,460,757	$47,457,879
U.S. government securities	43,639,972	37,954,008

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with

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NOTES TO FINANCIAL STATEMENTS (continued)

each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions (excluding U.S. government securities)	$31,546,085	$2,107,881
U.S. government securities	20,315,330	3,115,278

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$145,926,465

Gross unrealized appreciation	$1,688,692
Gross unrealized depreciation	(768,856)

Net unrealized appreciation	$919,836

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty

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NOTES TO FINANCIAL STATEMENTS (continued)

to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2025, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

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NOTES TO FINANCIAL STATEMENTS (continued)

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2025, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain

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NOTES TO FINANCIAL STATEMENTS (continued)

(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the

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NOTES TO FINANCIAL STATEMENTS (continued)

referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2025, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$23,828	*	Payable for variation margin on futures	$12,680	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	29,509	*	Payable for variation margin on centrally cleared swaps	4,775	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	4,525

Total		$53,337			$21,980

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$289,471	$(61,157)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	15,153	(13,614)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) of written swaptions	(8,811)	– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	245,516	(12,177)

Total		$541,329	$(86,948)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$12,514,521
Average notional amount of sale contracts	$2,379,764
Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$913,780
Written Swaptions
Average notional amount	$1,150,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,635,385
Average notional amount of sale contracts	$5,721,933

(a)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$4,525	$	– 0	–	$	– 0	–	$	– 0	–	$4,525

Total	$4,525	$	– 0	–	$	– 0	–	$	– 0	–	$4,525	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended November 30, 2025, the Fund earned drop income of $5,099 which is included in interest income in the accompanying statement of operations.

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares

48 AB Short Duration Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares						Amount
	Year Ended November 30, 2025		Period Ended November 30, 2024(a)		Year Ended October 31, 2024(b)		Year Ended November 30, 2025			Period Ended November 30, 2024(a)			Year Ended October 31, 2024(b)

Class A
Shares sold	– 0	–	– 0	–	83,992		$	– 0	–	$	– 0	–	$745,203

Shares issued in reinvestment of dividends	– 0	–	– 0	–	4,782			– 0	–		– 0	–	42,536

Shares converted from Class C	– 0	–	– 0	–	– 0	–		– 0	–		– 0	–	– 0	–

Shares converted to Advisor Class	– 0	–	– 0	–	(250,959)			– 0	–		– 0	–	(2,222,542)

Shares redeemed	– 0	–	– 0	–	(137,359)			– 0	–		– 0	–	(1,218,920)

Net decrease	– 0	–	– 0	–	(299,544)		$	– 0	–	$	– 0	–	$(2,653,723)

Class C
Shares sold	– 0	–	– 0	–	4,927		$	– 0	–	$	– 0	–	$43,888

Shares issued in reinvestment of dividends	– 0	–	– 0	–	266			– 0	–		– 0	–	2,363

Shares converted to Class A	– 0	–	– 0	–	– 0	–		– 0	–		– 0	–	– 0	–

Shares converted to Advisor Class	– 0	–	– 0	–	(23,735)			– 0	–		– 0	–	(209,915)

Shares redeemed	– 0	–	– 0	–	(31,981)			– 0	–		– 0	–	(282,701)

Net increase (decrease)	– 0	–	– 0	–	(50,523)		$	– 0	–	$	– 0	–	$(446,365)

ABFunds.com	AB Short Duration Income ETF 49

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares					Amount
	Year Ended November 30, 2025		Period Ended November 30, 2024(a)		Year Ended October 31, 2024(b)	Year Ended November 30, 2025		Period Ended November 30, 2024(a)			Year Ended October 31, 2024(b)
Advisor Class
Shares sold	1,700,000		– 0	–	1,339,069	$60,488,135		$	– 0	–	$47,194,795

Shares issued in reinvestment of dividends	– 0	–	– 0	–	70,699	– 0	–		– 0	–	2,482,228

Shares converted from Class A	– 0	–	– 0	–	63,345	– 0	–		– 0	–	2,222,542

Shares converted from Class C	– 0	–	– 0	–	5,991	– 0	–		– 0	–	209,915

Shares redeemed	(150,000)		– 0	–	(2,065,622)	(5,305,330)			– 0	–	(72,822,475)

Net increase (decrease)	1,550,000		– 0	–	(586,518)	$55,182,805		$	– 0	–	$(20,712,995)

(a)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(b)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted retroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in

ABFunds.com	AB Short Duration Income ETF 51

NOTES TO FINANCIAL STATEMENTS (continued)

interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed, less liquid and are subject to increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash

52 AB Short Duration Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may

ABFunds.com	AB Short Duration Income ETF 53

NOTES TO FINANCIAL STATEMENTS (continued)

trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

54 AB Short Duration Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025, the fiscal period ended November 30, 2024 and the fiscal year ended October 31, 2024 were as follows:

	Year Ended November 30, 2025	November 1, 2024 to November 30, 2024	Year Ended October 31, 2024
Distributions paid from:
Ordinary income	$5,535,810	$378,246	$5,048,765

Total taxable distributions paid	$5,535,810	$378,246	$5,048,765

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$584,485
Accumulated capital and other losses	(5,691,593	)(a)
Unrealized appreciation (depreciation)	919,213	(b)

Total accumulated earnings (deficit)	$(4,187,895	)(c)

(a)

As of November 30, 2025, the Fund had a net capital loss carryforward of $5,595,448. During the fiscal year, the Fund utilized $875,590 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2025, the cumulative deferred loss on straddles was $96,145.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $1,569,826 and a net long-term capital loss carryforward of $4,025,622, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

ABFunds.com	AB Short Duration Income ETF 55

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Reorganization

At meetings held on October 31 – November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion			Aggregate net assets immediately after the Conversion
Acquired Portfolio*	11,443,352		– 0	–		$101,095,155	+	$	– 0	–
The Fund	– 0	–	2,888,433		$	– 0	–		$101,095,155

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $331,428 and unrealized depreciation on investments of $209,880, with a fair value of $99,296,404 and identified cost of $99,506,284.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

56 AB Short Duration Income ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

	Year Ended November 30, 2025		November 1, 2024 to November 30, 2024(b)		Year Ended October 31,
					2024		2023		2022	2021

Net asset value, beginning of period	$ 35.57		$ 35.51		$ 34.35		$ 34.43		$ 39.18	$ 39.42

Income From Investment Operations

Net investment income(c)(d)	1.69	†	.15		1.84		1.51		.79	.99

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42		.06		1.04		.27	(e)	(4.15)	.00	(e)(f)

Contribution from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (f)	– 0	–

Net increase (decrease) in net asset value from operations	2.11		.21		2.88		1.78		(3.36)	.99

Less: Dividends and Distributions

Dividends from net investment income	(1.74)		(.15)		(1.72)		(1.86)		(.95)	(1.23)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.44)	– 0	–

Total dividends and distributions	(1.74)		(.15)		(1.72)		(1.86)		(1.39)	(1.23)

Net asset value, end of period	$ 35.94		$ 35.57		$ 35.51		$ 34.35		$ 34.43	$ 39.18

Total Return

Total investment return based on net asset value(g)	6.11	%†	.59%		8.52%		5.22%		(8.76)%	2.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$145,143		$88,503		$88,363		$105,618		$64,972	$56,593

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(h)	.30%		.30	%^	.39%		.71%		.77%	.47%

Expenses, before waivers/reimbursements(h)	.30%		.30	%^	.70%		1.26%		1.48%	1.18%

Net investment income(d)	4.75	%†	5.14	%^	5.23%		4.29%		2.17%	2.52%

Portfolio turnover rate(i)*	73%		1%		116%		185%		60%	163%

See footnote summary on page 58

ABFunds.com	AB Short Duration Income ETF 57

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration Income ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from October 31, 2020 through the Reorganization.

(b)	The Acquired Portfolio had a fiscal year end of October 31. The Fund has a fiscal year end of November 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30, 2025	November 1, 2024 to November 30, 2024(b)		Year Ended October 31,
				2024	2023	2022	2021
Net of waivers/reimbursements	.30%	.30	%^	.39%	.45%	.45%	.45%
Before waivers/reimbursements	.30%	.30	%^	.70%	1.00%	1.16%	1.16%

(i)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

(j)	Amount is less than .005%

*	The Fund accounts for dollar roll transactions as purchases and sales.

†

During the year ended November 30, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio		Total Return

Class A	$.00	(f)	.00	%(j)	.00	%(j)

Class C	$.00	(f)	.00	%(j)	.00	%(j)

Advisor Class	$.00	(f)	.00	%(j)	.00	%(j)

^	Annualized.

See notes to financial statements.

58 AB Short Duration Income ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statements of operations for the year then ended and changes in net assets for period then ended and from November 1, 2024 to November 30, 2024 and the year ended October 31, 2024. and the financial highlights for the period then ended and from November 1, 2024 to November 30, 2024 and for each of the four years in the period ended October 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and, the statements of changes in net assets for period then ended and from November 1, 2024 to November 30, 2024 and the year then ended October 31, 2024 and the financial highlights for the period then ended and from November 1, 2024 to November 30, 2024 and for each of the four years in the period ended October 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

ABFunds.com	AB Short Duration Income ETF 59

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

60 AB Short Duration Income ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 75.18% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $4,978,246 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Short Duration Income ETF 61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

62 AB Short Duration Income ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

ABFunds.com	AB Short Duration Income ETF 63

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund (including its predecessor mutual fund) against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance (including its predecessor mutual fund) against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations;

64 AB Short Duration Income ETF	ABFunds.com

(iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Short Duration Income ETF 65

NOTES

66 AB Short Duration Income ETF	ABFunds.com

NOTES

ABFunds.com	AB Short Duration Income ETF 67

NOTES

68 AB Short Duration Income ETF	ABFunds.com

AB SHORT DURATION INCOME ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-SDI-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE INTERMEDIATE

MUNICIPAL ETF

(NYSE: TAFM)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 87.7%
Alabama – 4.1%
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055	$2,250	$2,440,346
Black Belt Energy Gas District (Canadian Imperial Bank of Commerce) Series 2022-E 5.00%, 05/01/2053	1,000	1,051,273
Black Belt Energy Gas District (Goldman Sachs Group) Series 2024-B 5.00%, 10/01/2055	2,750	2,972,203
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	1,100	1,129,437
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.25%, 10/01/2040	1,250	1,371,789
5.25%, 10/01/2044	100	106,104
Energy Southeast A Cooperative District (Goldman Sachs Group) Series 2025-A 5.00%, 11/01/2035	1,000	1,079,465
Energy Southeast A Cooperative District (Morgan Stanley) Series 2024-B 5.25%, 07/01/2054	1,460	1,587,309
Lauderdale County Agriculture Center Authority (Lauderdale County Agriculture Center Authority Spl Tax) Series 2024 5.00%, 07/01/2041	1,000	1,062,204
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2024 5.00%, 06/01/2049	200	214,500
Southeast Energy Authority A Cooperative District (Athene Annuity & Life Co.) Series 2025-A 5.00%, 01/01/2056	500	522,126

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	$400	$423,705
Southeast Energy Authority A Cooperative District (JPMorgan Chase & Co.) Series 2025-E 5.00%, 10/01/2030	1,100	1,183,862
Southeast Energy Authority A Cooperative District (New York Life Insurance) Series 2025 5.00%, 09/01/2035	1,000	1,095,836
Southeast Energy Authority A Cooperative District (Pacific Life Insurance) Series 2024-C 5.00%, 10/01/2055	750	817,256

		17,057,415

Arizona – 2.6%
Arizona Industrial Development Authority (Equitable School Revolving Fund Obligated Group) Series 2023 5.25%, 11/01/2053	1,000	1,020,853
Series 2024 5.00%, 11/01/2044	150	152,818
5.00%, 11/01/2049	1,000	1,011,605
Arizona Industrial Development Authority (ISF Ativo Portfolio Obligated Group) Series 2025 6.875%, 03/01/2055(a)	1,000	1,019,940
Arizona Industrial Development Authority (State of Nebraska Lease) Series 2020 5.00%, 02/01/2026	1,000	1,003,968
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	300	304,905
5.00%, 09/01/2052	1,000	1,016,498
Industrial Development Authority of the City of Phoenix Arizona (The) (Downtown Phoenix Student Housing) Series 2018-A 5.00%, 07/01/2037	1,000	1,010,801
La Paz County Industrial Development Authority (Harmony Public Schools) Series 2016 5.00%, 02/15/2036(a)	400	400,492

2 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2019-A 4.125%, 09/01/2042	$250	$243,106
Salt River Project Agricultural Improvement & Power District (Salt River Project Agricultural Improvement & Power District) Series 2025-C 5.00%, 01/01/2046	2,000	2,157,493
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	1,500	1,627,401

		10,969,880

California – 8.0%
California Community Choice Financing Authority (American General Life Insurance) Series 2023-D 5.50%, 05/01/2054	1,575	1,667,364
Series 2024 5.00%, 08/01/2055	3,200	3,399,219
California Community Choice Financing Authority (Apollo Global Management) Series 2025-A 5.00%, 01/01/2056	1,000	1,062,331
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 11/01/2055	750	787,157
California Community Choice Financing Authority (Bank of Nova Scotia (The)) Series 2025 5.00%, 10/01/2056	1,250	1,370,672
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	200	212,936
California Community Choice Financing Authority (New York Life Insurance) Series 2024 5.00%, 01/01/2056	500	551,622
California Community Choice Financing Authority (Pacific Life Insurance) Series 2024-F 5.00%, 02/01/2055	750	819,231

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	$100	$82,624
California Health Facilities Financing Authority (Adventist Health System/West Obligated Group) Series 2024 5.25%, 12/01/2044	1,000	1,057,000
Series 2025 5.00%, 12/01/2035	1,000	1,132,855
California Infrastructure & Economic Development Bank (Desertxpress Enterprises) Series 2025 12.00%, 01/01/2065	795	675,750
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2033	500	528,219
California Public Finance Authority (ISF Ativo Portfolio Obligated Group) Series 2025 6.75%, 03/01/2055(a)	1,000	1,025,299
City of Los Angeles CA Wastewater System Revenue (City of Los Angeles CA Wastewater System Revenue) Series 2025-A 5.00%, 06/01/2055	1,000	1,068,325
City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2020-C 5.00%, 05/15/2045	1,000	1,023,823
Series 2022 5.50%, 05/15/2038	2,000	2,220,977
Series 2025 5.25%, 05/15/2045	500	535,582
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(a)	100	68,922
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021-B Zero Coupon, 06/01/2066	455	48,782
Series 2022 5.00%, 06/01/2051	1,460	1,461,956

4 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) Series 2024-C 5.00%, 07/01/2041	$500	$542,953
Los Angeles Department of Water & Power Power System Revenue (Los Angeles Dept. of Water & Power Power System Revenue) Series 2016-B 5.00%, 07/01/2036	3,100	3,103,111
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-C 7.00%, 11/01/2034	1,000	1,219,959
San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District) Series 2017 4.00%, 08/01/2037	300	303,816
San Francisco Intl Airport (San Francisco Intl Airport) Series 2019-A 5.00%, 05/01/2044	1,000	1,017,925
Series 2024 5.00%, 05/01/2034	500	569,237
5.25%, 05/01/2042	1,250	1,352,839
San Francisco Intl Airport (SFO Fuel Co. LLC) Series 2019 5.00%, 01/01/2047	1,000	1,012,611
San Joaquin Valley Clean Energy Authority (Goldman Sachs Group) Series 2025 5.50%, 01/01/2056	1,000	1,139,759
Southern California Public Power Authority (Los Angeles Dept. of Water & Power Power System Revenue) Series 2023 5.00%, 07/01/2034	1,000	1,144,467
5.00%, 07/01/2040	1,000	1,090,231
State of California (State of California) Series 2024 5.00%, 08/01/2044	200	218,952

		33,516,506

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 2.3%
City & County of Denver CO Airport System Revenue (City & County of Denver CO Airport System Revenue) Series 2022-A 5.00%, 11/15/2047	$1,000	$1,026,817
Series 2022-D 5.75%, 11/15/2045	1,315	1,419,146
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	305	320,721
5.00%, 12/01/2034	400	452,520
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools) Series 2024 5.50%, 04/01/2044(a)	100	99,715
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	223,333
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2025 5.00%, 09/01/2035	1,000	1,133,263
Regional Transportation District (Regional Transportation District COP) Series 2025 5.00%, 06/01/2038	1,500	1,714,672
Town of Vail CO (Town of Vail CO COP) Series 2025 5.50%, 12/01/2064	3,000	3,239,327

		9,629,514

Connecticut – 0.8%
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group) Series 2022 4.00%, 07/01/2039	1,000	993,986
Stamford Housing Authority (TJH Senior Living Obligated Group) Series 2025 6.375%, 10/01/2045	300	308,533
State of Connecticut (State of Connecticut) Series 2024-A 5.00%, 01/15/2028	2,000	2,100,850

		3,403,369

6 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.1%
District of Columbia (District of Columbia Union Market TIF Area) Series 2024-A 5.125%, 06/01/2034(a)	$1,000	$1,029,531
District of Columbia (KIPP DC Obligated Group) Series 2017-B 5.00%, 07/01/2037	200	204,276
District of Columbia Income Tax Revenue (District of Columbia Income Tax Revenue) Series 2025-A 5.00%, 06/01/2044	1,000	1,079,813
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2020-A 5.00%, 10/01/2033	250	269,894
Series 2022-A 5.00%, 10/01/2031	345	380,899
Series 2023-A 5.00%, 10/01/2035	1,000	1,099,334
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (Metropolitan Washington Airports Authority Dulles Toll Road Revenue) Series 2010-B 6.50%, 10/01/2044(b)	1,000	1,066,850
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (Prerefunded – US Treasuries) AG Series 2009 6.50%, 10/01/2041(b)	1,275	1,314,766
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2045	400	413,490
Series 2024 5.25%, 07/15/2059	1,750	1,844,844

		8,703,697

Florida – 5.3%
Brevard County Health Facilities Authority (Health First Obligated Group) Series 2022 5.00%, 04/01/2042	1,350	1,406,917

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Projects Finance Authority/FL (Navigator Academy of Leadership Obligated Group) Series 2024 5.00%, 06/15/2034(a)	$150	$152,964
Capital Projects Finance Authority/FL (PRG – UnionWest Properties) Series 2024 5.00%, 06/01/2058(a)	1,000	930,494
5.25%, 06/01/2044(a)	500	501,308
Capital Trust Authority (Mason Classical Academy) Series 2024 5.00%, 06/01/2054(a)	1,150	1,045,416
Central Florida Tourism Oversight District (Central Florida Tourism Oversight District) Series 2024-A 5.00%, 06/01/2044	1,000	1,070,901
City of Tampa FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2020 4.00%, 07/01/2038	375	372,303
City of Venice FL (Southwest Florida Retirement Center Obligated Group) Series 2024 5.625%, 01/01/2060(a)	100	99,033
County of Lee FL Airport Revenue (County of Lee FL Airport Revenue) Series 2024 5.25%, 10/01/2044	1,000	1,056,521
County of Miami-Dade FL (County of Miami-Dade FL) Series 2024 5.00%, 04/01/2046	1,000	1,052,215
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2024-A 5.00%, 10/01/2033	1,000	1,115,839
5.00%, 10/01/2034	1,005	1,125,022
5.00%, 10/01/2035	1,000	1,111,465
County of Miami-Dade Seaport Department (County of Miami-Dade Seaport Dept.) Series 2023-A 5.00%, 10/01/2035	1,035	1,123,657
County of Palm Beach FL Airport System Revenue (County of Palm Beach FL Airport System Revenue) Series 2024-B 5.25%, 10/01/2042	300	324,767

8 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Brightline Trains Florida) AG Series 2024 5.00%, 07/01/2044	$350	$347,515
Florida Development Finance Corp. (GFL Solid Waste Southeast) Series 2024 4.375%, 10/01/2054(a)	250	253,519
Florida Development Finance Corp. (SFP – Tampa I LLC) Series 2024 5.00%, 06/01/2044(a)	1,000	979,732
Florida Higher Educational Facilities Financing Authority (Florida Institute of Technology) Series 2019 5.00%, 10/01/2036	155	160,149
Florida Local Government Finance Commission (Ponte Vedra Pine Obligated Group) Series 2025 4.20%, 11/15/2030(a)	1,000	1,005,557
Greater Orlando Aviation Authority (Greater Orlando Aviation Authority) Series 2024 5.00%, 10/01/2034	500	567,052
5.25%, 10/01/2040	1,095	1,209,002
Greater Orlando Aviation Authority (United Airlines, Inc.) Series 2025 5.50%, 11/01/2037	1,000	1,077,836
Hillsborough County Aviation Authority (Hillsborough County Aviation Authority) Series 2024 5.25%, 10/01/2044	300	320,570
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2025 5.00%, 10/01/2044	500	532,108
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2024 5.25%, 10/01/2048	255	257,165
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2036	700	744,849
Series 2025 5.00%, 11/01/2043	1,000	1,027,880

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School Board of Miami-Dade County (The) (Miami-Dade County School Board Foundation COP) Series 2025-A 5.00%, 05/01/2026	$1,000	$1,009,449
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2024 Special Assessment) Series 2024 4.20%, 05/01/2039(a)	250	248,453

		22,229,658

Georgia – 3.6%
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2022-A 5.00%, 07/01/2047	1,310	1,368,492
Fayette County Development Authority (United States Soccer Federation) Series 2024 5.00%, 10/01/2042	1,100	1,167,926
5.00%, 10/01/2043	1,140	1,199,118
5.25%, 10/01/2054	1,050	1,087,259
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-B 5.00%, 12/01/2052	1,555	1,631,659
Main Street Natural Gas, Inc. (Macquarie Group Ltd.) Series 2019-A 5.00%, 05/15/2043	1,000	1,018,491
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2024-B 5.00%, 12/01/2054	2,000	2,159,260
Main Street Natural Gas, Inc. (Toronto-Dominion Bank) Series 2024-D 5.00%, 04/01/2054	1,000	1,079,292
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2019 5.00%, 01/01/2063	700	699,665
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(a)	2,000	2,305,468

10 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Savannah Economic Development Authority (SSU Community Development I) Series 2021 4.00%, 06/15/2038	$1,000	$1,012,678
Savannah Hospital Authority (St. Joseph’s/Candler Health System Obligated Group) Series 2019 4.00%, 07/01/2039	500	493,083

		15,222,391

Guam – 0.6%
Antonio B Won Pat International Airport Authority (Antonio B Won Pat Intl Airport Authority) Series 2024-A 5.25%, 10/01/2040	385	411,697
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2024-A 5.00%, 07/01/2039	270	291,384
Guam Power Authority (Guam Power Authority) Series 2017-A 5.00%, 10/01/2033	1,000	1,029,815
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 4.00%, 01/01/2042	1,000	960,593

		2,693,489

Hawaii – 0.5%
City & County Honolulu HI Wastewater System Revenue (City & County Honolulu HI Wastewater System Revenue) Series 2020-A 2.624%, 07/01/2045	250	178,654
State of Hawaii Airports System Revenue (State of Hawaii Airports System Revenue) Series 2022-A 5.00%, 07/01/2047	1,000	1,021,572
Series 2025-C 5.00%, 07/01/2041	1,000	1,077,491

		2,277,717

Illinois – 6.6%
Chicago Board of Education (Chicago Board of Education) Series 2017-A 7.00%, 12/01/2046(a)	1,000	1,027,093

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 5.00%, 12/01/2036	$120	$119,468
Series 2023-A 5.00%, 12/01/2034	100	100,505
6.00%, 12/01/2049	1,300	1,309,288
Series 2025-B 6.00%, 12/01/2043	1,000	1,027,524
Chicago Midway International Airport (Chicago Midway Intl Airport) Series 2024-C 5.00%, 01/01/2034	1,000	1,106,522
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2024-A 5.00%, 01/01/2036	500	550,270
Series 2024-C 5.00%, 01/01/2034	1,000	1,114,726
5.25%, 01/01/2042	250	269,752
Series 2025-A 5.00%, 01/01/2037	1,000	1,105,869
Chicago Transit Authority Sales Tax Receipts Fund (Chicago Transit Authority Sales Tax Receipts Fund) Series 2024-A 5.00%, 12/01/2049	1,535	1,582,043
City of Chicago IL (City of Chicago IL) Series 2024-B 5.00%, 01/01/2034	1,000	1,062,171
Series 2025-B 5.50%, 01/01/2040	1,000	1,051,292
Illinois Finance Authority (Advocate Aurora Health Obligated Group) Series 2014 4.00%, 08/01/2038	1,000	986,660
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2024 4.125%, 12/01/2043(a)	100	99,790
4.125%, 12/01/2050(a)	1,000	997,904
Series 2025 4.80%, 12/01/2043(a)	1,000	1,031,336
Illinois State Toll Highway Authority (Illinois State Toll Highway Authority) Series 2017-A 5.00%, 01/01/2042	2,245	2,294,607
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017 0.00%, 12/15/2042(b)	100	76,423

12 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 5.00%, 06/15/2050	$1,000	$994,034
Series 2022 4.00%, 12/15/2042	1,375	1,286,483
NATL Series 2002 Zero Coupon, 06/15/2035	150	105,751
Sales Tax Securitization Corp. (Sales Tax Securitization) Series 2025-A 5.00%, 01/01/2041(c)	1,000	1,055,634
State of Illinois (State of Illinois) Series 2020 5.50%, 05/01/2039	1,085	1,159,001
Series 2020-B 4.00%, 10/01/2033	100	102,164
4.00%, 10/01/2035	1,000	1,009,321
Series 2023-B 5.50%, 05/01/2047	1,000	1,051,755
Series 2024 5.00%, 02/01/2039	1,000	1,084,464
State of Illinois Sales Tax Revenue (State of Illinois Sales Tax Revenue) Series 2025 5.00%, 06/15/2041	1,000	1,083,826
Series 2025-B 5.00%, 06/15/2040	1,000	1,095,350
Upper Illinois River Valley Development Authority (High Point Residence Fox Valley Obligated Group) Series 2025 7.00%, 11/01/2060	1,000	975,831

		27,916,857

Indiana – 2.1%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.875%, 01/01/2044(a)	100	100,786
City of Whiting IN (BP PLC) Series 2025 4.20%, 06/01/2044	1,000	1,050,977
Hancock County Redevelopment Authority (County of Hancock IN Mt Comfort North Allocation Area No. 1 Lease) Series 2025 5.00%, 08/15/2036	1,150	1,301,277

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ascension Health Credit Group) Series 2025 5.00%, 11/15/2043(c)	$1,000	$1,071,417
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-A 5.00%, 11/01/2054	1,265	1,287,495
Indiana Finance Authority (SFP-PUFW I LLC) Series 2024 4.25%, 07/01/2044	1,000	931,786
Indianapolis Local Public Improvement Bond Bank (Indianapolis Local Public Improvement Bond Bank) Series 2025 5.00%, 01/15/2039	1,000	1,118,033
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 6.00%, 03/01/2053	150	156,941
Series 2023-F 7.75%, 03/01/2067	100	110,704
BAM Series 2023 5.25%, 03/01/2067	1,600	1,664,418

		8,793,834

Iowa – 0.0%
Iowa Tobacco Settlement Authority (Iowa Tobacco Settlement Authority) Series 2021-B Zero Coupon, 06/01/2065	965	144,247

Kentucky – 1.6%
Kenton County Airport Board (Cincinnati/Northern Kentucky Intl Airport) Series 2024-A 5.00%, 01/01/2033	1,885	2,104,955
5.00%, 01/01/2035	1,095	1,228,531
5.25%, 01/01/2044	350	369,608
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	1,155	1,241,934
Kentucky Public Energy Authority (Goldman Sachs Group) Series 2024-A 5.00%, 05/01/2055	500	530,833

14 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (Morgan Stanley) Series 2023-A 5.25%, 04/01/2054	$200	$216,944
Series 2025-A
5.25%, 06/01/2055	1,000	1,065,423

		6,758,228

Louisiana – 1.0%
City of New Orleans LA (City of New Orleans LA) Series 2024-A 5.00%, 12/01/2041	1,000	1,072,321
Louisiana Public Facilities Authority (Calcasieu Bridge Partners) Series 2024 5.50%, 09/01/2054	100	102,203
New Orleans Aviation Board (New Orleans Aviation Board) Series 2024 5.25%, 01/01/2040	1,000	1,094,405
5.25%, 01/01/2045	1,000	1,049,985
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2024 3.30%, 06/01/2037	500	501,075
State of Louisiana Gasoline & Fuels Tax Revenue (State of Louisiana Gasoline & Fuels Tax Revenue) Series 2024-A 5.00%, 05/01/2039	200	223,503

		4,043,492

Maine – 0.6%
Finance Authority of Maine (Casella Waste Systems) Series 2024 4.625%, 12/01/2047(a)	1,000	1,007,919
Maine Governmental Facilities Authority (State of Maine Lease) Series 2025-A 5.25%, 10/01/2044	1,460	1,573,500

		2,581,419

Maryland – 1.1%
Maryland Economic Development Corp. (Purple Line Transit Partners) Series 2022 5.25%, 06/30/2047	1,070	1,076,042

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program) Series 2018 5.00%, 05/01/2036	$445	$464,630
State of Maryland (State of Maryland) Series 2020 5.00%, 08/01/2027	1,000	1,041,006
State of Maryland Department of Transportation (Baltimore/Washington Intl Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2046	1,000	1,020,193
State of Maryland Department of Transportation (Maryland Aviation Administration) AG Series 2024 5.25%, 08/01/2043	1,000	1,078,163

		4,680,034

Massachusetts – 5.0%
City of Quincy MA (City of Quincy MA) Series 2022-B 5.00%, 07/01/2047	1,000	1,047,813
Series 2025 5.00%, 07/24/2026	1,000	1,014,846
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2025-A 5.00%, 04/01/2044	1,000	1,086,809
5.00%, 04/01/2045	2,500	2,689,218
5.00%, 04/01/2055	1,500	1,574,820
Series 2025-F 5.00%, 08/01/2049	1,000	1,059,651
Massachusetts Bay Transportation Authority Sales Tax Revenue (Massachusetts Bay Transportation Authority Sales Tax Revenue) Series 2023-A 5.25%, 07/01/2048	1,000	1,071,883
Series 2025-B 5.25%, 07/01/2055	2,000	2,148,935
Massachusetts Development Finance Agency (Boston Medical Center Obligated Group) Series 2015-D 5.00%, 07/01/2044	500	493,008

16 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.25%, 01/01/2042	$1,000	$1,003,338
Series 2017-A 5.00%, 01/01/2040	500	504,318
Series 2025 5.25%, 01/01/2043	460	471,790
Massachusetts Development Finance Agency (Lifespan Obligated Group) Series 2025 5.50%, 08/15/2050	1,000	1,041,105
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2025 5.00%, 07/01/2045	1,000	1,031,874
Massachusetts Port Authority (Massachusetts Port Authority) Series 2021-E 5.00%, 07/01/2038	975	1,035,883
5.00%, 07/01/2046	1,500	1,529,636
University of Massachusetts Building Authority (University of Massachusetts) Series 2017-1 5.25%, 11/01/2042	2,000	2,052,846

		20,857,773

Michigan – 1.1%
City of Detroit MI (City of Detroit MI) Series 2023-C 6.00%, 05/01/2043	1,000	1,104,472
Michigan State Hospital Finance Authority (Corewell Health Obligated Group) Series 2025-A 5.00%, 08/15/2046	2,500	2,634,913
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) AG Series 2018 4.50%, 06/30/2048	1,000	937,537

		4,676,922

Minnesota – 0.5%
City of Center City MN (Hazelden Betty Ford Foundation) Series 2025 5.00%, 11/01/2044	160	165,116

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2024 5.00%, 05/01/2035	$1,000	$1,135,980
5.00%, 05/01/2042	500	532,983
City of Woodbury MN (Math & Science Academy/MN) Series 2025 5.50%, 06/01/2055(a)	500	469,837

		2,303,916

Mississippi – 0.4%
City of Gulfport MS (Memorial Hospital at Gulfport Obligated Group) Series 2025 5.00%, 07/01/2034	715	794,662
5.50%, 07/01/2050	900	944,362

		1,739,024

Missouri – 0.3%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2025-A 5.00%, 04/01/2040	1,000	1,160,544

Nebraska – 0.5%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	1,000	1,070,753
Central Plains Energy Project (Royal Bank of Canada) Series 2025-A 5.00%, 08/01/2055	1,000	1,075,530

		2,146,283

Nevada – 0.4%
Clark County School District (Prerefunded – US Treasuries) Series 2015-C 5.00%, 06/15/2027	1,000	1,000,894
Reno-Tahoe Airport Authority (Reno-Tahoe Airport Authority) Series 2024 5.25%, 07/01/2044	300	317,226
State of Nevada Department of Business & Industry (Desertxpress Enterprises) Series 2025 12.00%, 01/01/2065	145	123,250

18 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tahoe-Douglas Visitors Authority (Tahoe-Douglas Visitors Authority) Series 2020 5.00%, 07/01/2035	$235	$248,154

		1,689,524

New Hampshire – 1.7%
New Hampshire Business Finance Authority (ARC70 2025-1) Series 2025-1, Class A1 4.75%, 06/20/2041	999	1,030,080
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(a)	100	99,907
New Hampshire Business Finance Authority (Collin County Municipal Utility District No. 4) Series 2025 5.50%, 12/01/2030(a)	100	99,851
New Hampshire Business Finance Authority (NFA 2024-2) Series 2024-2, Class A 3.625%, 08/20/2039	99	94,834
New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.75%, 04/28/2042	1,000	1,044,591
5.875%, 12/15/2033(a)	1,000	989,820
New Hampshire Business Finance Authority (NFA 2025-2) Series 2025-2, Class A1 4.217%, 11/20/2042	997	968,549
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.25%, 06/01/2045	1,000	1,052,264
New Hampshire Business Finance Authority (Tamarron Project) Series 2024 5.25%, 12/01/2035(a)	777	773,979
New Hampshire Business Finance Authority (University of Nevada Reno) BAM Series 2023 4.50%, 06/01/2053	960	937,577

		7,091,452

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) AG Series 2006-C Zero Coupon, 12/15/2033	$100	$77,457
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2022 4.00%, 06/15/2039	1,390	1,396,519
Series 2022-A 4.00%, 06/15/2039	1,085	1,090,460
Series 2023-A 4.25%, 06/15/2044	1,000	975,677
Series 2023-B 5.25%, 06/15/2050	1,950	2,054,882
Series 2024-A 4.00%, 06/15/2042	1,200	1,161,398
New Jersey Transportation Trust Fund Authority (State of New Jersey) Series 2025-A 5.00%, 06/15/2045	1,000	1,062,709
New Jersey Turnpike Authority (New Jersey Turnpike Authority) Series 2024-A 5.00%, 01/01/2033	2,015	2,312,799
Tobacco Settlement Financing Corp./NJ (Tobacco Settlement Financing Corp/NJ) Series 2018-B 5.00%, 06/01/2046	940	912,523

		11,044,424

New York – 8.4%
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.00%, 07/01/2032	555	603,044
City of New York NY (City of New York NY) Series 2025-A 5.00%, 08/01/2035	1,000	1,159,927
5.00%, 08/01/2046	1,000	1,050,961
Series 2025-E 5.00%, 08/01/2041	1,000	1,087,232
Empire State Development Corp. (New York State Sales Tax) Series 2024-A 5.00%, 03/15/2047	1,000	1,051,049

20 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Empire State Development Corp. (State of New York Pers Income Tax) Series 2020-A 4.00%, 03/15/2038	$1,000	$1,013,119
Long Island Power Authority (Long Island Power Authority) Series 2024-A 5.00%, 09/01/2049	1,000	1,047,401
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2017 Zero Coupon, 11/15/2033	425	324,320
Series 2020-C 4.75%, 11/15/2045	400	401,301
Series 2024-A 5.25%, 11/15/2049	1,060	1,116,165
Series 2024-B 5.00%, 11/15/2039	330	362,099
Series 2025 5.25%, 11/15/2045	1,895	2,027,881
Monroe County Industrial Development Corp./NY (Eugenio Maria de Hostos Charter School) Series 2024 5.00%, 07/01/2044(a)	150	142,634
New York City Municipal Water Finance Authority (New York City Municipal Water Finance Authority) Series 2021-B 4.00%, 06/15/2045	1,000	951,563
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2024 5.00%, 11/01/2037	1,030	1,163,551
Series 2025 5.00%, 05/01/2046	1,000	1,048,017
Series 2025-H 5.25%, 11/01/2045	1,000	1,077,970
New York Liberty Development Corp. (Goldman Sachs Headquarters) Series 2007 5.50%, 10/01/2037	1,000	1,200,865
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2024-A 5.00%, 03/15/2039	2,225	2,494,736

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2023 5.625%, 04/01/2040	$500	$525,198
New York Transportation Development Corp. (JFK Intl Air Terminal) Series 2022 5.00%, 12/01/2041	1,000	1,037,781
New York Transportation Development Corp. (JFK Millennium Partners) Series 2024 5.50%, 12/31/2054	500	512,888
New York Transportation Development Corp. (JFK NTO LLC) Series 2023 6.00%, 06/30/2054	1,995	2,074,232
Series 2025 6.00%, 06/30/2059	1,000	1,062,538
New York Transportation Development Corp. (Laguardia Gateway Partners) Series 2016-A 5.00%, 07/01/2046	250	249,022
5.25%, 01/01/2050	100	99,998
Onondaga Civic Development Corp. (Syracuse University) Series 2025 5.50%, 12/01/2056	1,000	1,098,382
Port Authority of New York & New Jersey (Port Authority of New York & New Jersey) Series 2020-2 4.00%, 07/15/2037	900	905,341
Series 2022 5.25%, 08/01/2041	855	922,452
5.25%, 08/01/2047	1,285	1,342,698
Suffolk Regional Off-Track Betting Corp. (Suffolk Regional Off-Track Betting) Series 2024 5.75%, 12/01/2044	100	101,679
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority Real Estate Transfer Tax) Series 2025 5.00%, 12/01/2046	500	531,700
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2025-A 5.00%, 02/01/2028	1,000	1,052,369
5.00%, 03/01/2028	1,000	1,053,496

22 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Sales Tax Revenue (Triborough Bridge & Tunnel Authority Sales Tax Revenue) Series 2024-A 5.00%, 05/15/2054	$1,065	$1,107,708
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2030	1,000	1,090,611
5.00%, 09/01/2034	1,125	1,215,740

		35,307,668

North Carolina – 1.3%
County of Guilford NC (County of Guilford NC) Series 2017-B 4.00%, 05/01/2033	1,140	1,156,619
Greater Asheville Regional Airport Authority (Greater Asheville Regional Airport Authority) AG Series 2023 5.25%, 07/01/2042	1,000	1,058,594
Nash Health Care Systems (Nash Health Care Systems) Series 2025 5.75%, 02/01/2050	1,000	1,084,050
North Carolina Medical Care Commission (United Methodist Retirement Homes Obligated Group) Series 2025 5.00%, 10/01/2050(c)	1,000	996,564
Raleigh Durham Airport Authority (Raleigh Durham Airport Authority) Series 2015-A 5.00%, 05/01/2029	1,225	1,226,411

		5,522,238

Ohio – 2.1%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-B 5.00%, 06/01/2055	1,000	842,062
Columbus Regional Airport Authority (Columbus Regional Airport Authority) Series 2025 5.25%, 01/01/2042	1,800	1,923,973
5.50%, 01/01/2050	1,955	2,076,867
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(a)	100	82,877

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster Port Authority (Royal Bank of Canada) Series 2024-A 5.00%, 02/01/2055	$1,000	$1,067,970
Ohio Higher Educational Facility Commission (John Carroll University) Series 2025 5.00%, 10/01/2034	1,140	1,221,232
Ohio Higher Educational Facility Commission (Xavier University) Series 2024 5.00%, 05/01/2042	400	417,389
Port of Greater Cincinnati Development Authority (Duke Energy Convention Center Project) Series 2024 5.00%, 12/01/2063	1,190	1,207,667

		8,840,037

Oklahoma – 1.0%
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2025-A 5.00%, 01/01/2045	1,000	1,070,016
Series 2025-B 5.00%, 01/01/2040	1,000	1,128,957
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2040	1,000	1,122,546
University of Oklahoma (The) (University of Oklahoma/The) BAM Series 2024-A 5.00%, 07/01/2044	890	948,550

		4,270,069

Oregon – 0.1%
Port of Portland OR Airport Revenue (Port of Portland OR Airport Revenue) Series 2022-2 4.00%, 07/01/2047	500	455,016

Pennsylvania – 3.2%
Adams County General Authority (Gettysburg College) Series 2025 5.00%, 08/15/2043	660	701,871

24 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Revenue) Series 2022 5.25%, 05/01/2042(a)	$1,000	$1,021,471
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2046	100	87,240
5.00%, 07/01/2030	100	106,549
City of Philadelphia PA Water & Wastewater Revenue (City of Philadelphia PA Water & Wastewater Revenue) Series 2015-B 5.00%, 07/01/2032	1,000	1,001,320
Series 2020-A 5.00%, 11/01/2045	1,000	1,039,867
AG Series 2024-C 5.25%, 09/01/2049	1,000	1,076,601
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania) Series 2024 4.00%, 08/15/2043	200	198,560
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	1,000	1,001,800
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Dept. of Transportation) Series 2022 5.50%, 06/30/2039	300	321,560
6.00%, 06/30/2061	1,000	1,060,648
Pennsylvania Economic Development Financing Authority (Noble Environmental, Inc.) Series 2025 6.875%, 09/01/2047(a)	250	259,798
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-A 5.00%, 02/15/2039	1,145	1,228,251

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson University Obligated Group) AG Series 2024 5.25%, 11/01/2048	$1,250	$1,333,176
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission) Series 2021-B 5.00%, 12/01/2025	1,000	1,000,000
Philadelphia Gas Works Co. (Philadelphia Gas Works) Series 2024 5.00%, 08/01/2030	1,000	1,098,503
Pittsburgh Water & Sewer Authority (Pittsburgh Water & Sewer Authority) AG Series 2019-A 5.00%, 09/01/2044	1,000	1,035,974

		13,573,189

Puerto Rico – 0.3%
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-A 0.00%, 11/01/2051	1,000	267,500
Series 2022-C Zero Coupon, 11/01/2043	154	98,743
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) Series 2008-W 5.50%, 07/01/2021(d)(e)	1,050	698,250
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.75%, 01/01/2046	100	112,225
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (Puerto Rico Sales Tax Financing Sales Tax Revenue) Series 2019-A 5.00%, 07/01/2058	100	97,261

		1,273,979

South Carolina – 2.4%
Charleston Educational Excellence Finance Corp. (Charleston County School District) Series 2023 5.00%, 12/01/2025	1,675	1,675,000
South Carolina Jobs-Economic Development Authority (Beaufort Memorial Hospital Obligated Group) Series 2024 5.50%, 11/15/2044	395	403,453

26 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health) Series 2020 5.00%, 12/01/2046	$1,000	$1,022,111
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.00%, 11/01/2038	1,000	1,105,275
5.25%, 11/01/2044	2,095	2,246,266
South Carolina Jobs-Economic Development Authority (Rolling Green Village) Series 2025 5.80%, 12/01/2050	1,000	1,011,921
South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2021-A 4.00%, 12/01/2035	1,000	1,026,798
Series 2025-A 5.00%, 12/01/2043	1,000	1,067,166
Series 2025-B 5.00%, 12/01/2044	500	529,463

		10,087,453

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	505	485,025
Series 2016-B Zero Coupon, 12/01/2031(a)	100	71,964
Metropolitan Government of Nashville & Davidson County TN (Metropolitan Govt of Nashville & Davidson County TN) Series 2024-C 4.00%, 01/01/2044	1,500	1,461,715
Metropolitan Nashville Airport Authority (The) (Metropolitan Nashville Airport Authority/The) Series 2022-B 5.50%, 07/01/2041	1,290	1,401,185
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I) Series 2024 5.25%, 06/01/2056(a)	100	95,482
Tennessee Energy Acquisition Corp. (Pacific Life Insurance) Series 2025-A 5.00%, 12/01/2035	1,000	1,086,892

		4,602,263

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 5.4%
Aledo Independent School District (Aledo Independent School District) Series 2023 5.00%, 02/15/2042	$1,000	$1,065,463
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools) Series 2024 5.00%, 06/15/2064(a)	1,000	898,281
Series 2025 5.00%, 06/15/2030(a)	1,000	1,034,273
Board of Regents of the University of Texas System (Board of Regents of the University of Texas System) Series 2019-B 5.00%, 08/15/2049	1,000	1,126,100
Central Texas Turnpike System (Central Texas Turnpike System) Series 2024-C 5.00%, 08/15/2038	100	111,613
City of Austin TX (City of Austin TX) Series 2023 5.00%, 09/01/2034	1,095	1,259,751
City of Dallas TX (City of Dallas TX) Series 2024-C 5.00%, 02/15/2032	1,000	1,131,541
City of Georgetown TX Utility System Revenue (City of Georgetown TX Utility System Revenue) BAM Series 2024 5.00%, 08/15/2044	1,535	1,613,620
City of Houston TX Airport System Revenue (City of Houston TX Airport System Revenue) AG Series 2023 5.00%, 07/01/2038	500	539,351
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.25%, 07/15/2034	1,000	1,082,770
5.50%, 07/15/2036	1,000	1,091,429
5.50%, 07/15/2038	1,000	1,081,646
City of San Antonio TX Electric & Gas Systems Revenue (City of San Antonio TX Electric & Gas Systems Revenue) Series 2021-A 5.00%, 02/01/2037	1,250	1,350,934

28 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dallas Fort Worth International Airport (Dallas Fort Worth Intl Airport) Series 2025-A 5.25%, 11/01/2039	$1,000	$1,116,270
Hidalgo County Regional Mobility Authority (Hidalgo County Regional Mobility Authority) Series 2022-B 5.00%, 12/01/2036	300	311,405
Lower Colorado River Authority (Lower Colorado River Authority) AG Series 2022 5.00%, 05/15/2034	1,000	1,106,333
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,000	1,002,852
North East Texas Regional Mobility Authority (North East Texas Regional Mobility Authority) Series 2025-A 5.00%, 01/01/2041	1,000	1,081,146
North Texas Tollway Authority (North Texas Tollway Authority) Series 2024-B 5.00%, 01/01/2032	1,000	1,124,243
Port of Beaumont Industrial Development Authority (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2021 4.10%, 01/01/2028(a)	1,000	906,092
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2024 5.125%, 01/01/2044(a)	100	97,328
Sherman Independent School District/TX (Sherman Independent School District/TX) Series 2023-B 5.00%, 02/15/2041	1,475	1,601,697
Texas Municipal Gas Acquisition & Supply Corp. II (JPMorgan Chase & Co.) Series 2007 3.751% (CME Term SOFR 3 Month + 1.05%), 09/15/2027(f)	715	716,528
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-B 5.50%, 01/01/2054	200	227,139

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3) Series 2019 5.00%, 06/30/2058	$100	$97,600

		22,775,405

Utah – 0.7%
City of Salt Lake City UT Airport Revenue (City of Salt Lake City UT Airport Revenue) Series 2023-A 5.50%, 07/01/2053	2,000	2,095,884
Utah Infrastructure Agency (Utah Infrastructure Agency) Series 2024 5.50%, 10/15/2044	500	521,158
Wolf Creek Infrastructure Financing District No. 1 (Wolf Creek Infrastructure Financing District No. 1 Wolf Creek Assessment Area 1) Series 2025 5.75%, 12/01/2044	200	204,619

		2,821,661

Virginia – 1.0%
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2022 4.00%, 05/15/2042	1,000	990,088
Henrico County Economic Development Authority (Bon Secours Mercy Health) Series 2025 5.00%, 11/01/2048	1,000	1,044,368
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay Obligated Group) Series 2023 7.00%, 09/01/2059	100	109,522
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 07/01/2041	1,000	946,684
Virginia Small Business Financing Authority (LifeSpire of Virginia Obligated Group) Series 2024 4.50%, 12/01/2044	1,000	964,431

		4,055,093

30 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.7%
City of Federal Way WA (City of Federal Way WA) Series 2024 5.00%, 12/01/2049	$1,000	$1,056,112
King & Snohomish Counties School District No. 417 Northshore (King & Snohomish Counties School District No. 417 Northshore) Series 2024 5.00%, 12/01/2040	100	111,726
Port of Seattle WA (Port of Seattle WA) Series 2019 5.00%, 04/01/2044	1,000	1,016,996
Series 2024 5.25%, 07/01/2049	1,000	1,043,006
Series 2025-B 5.00%, 10/01/2029	1,000	1,072,634
5.00%, 10/01/2039	1,555	1,713,656
Vancouver Housing Authority (Vancouver Housing Authority) Series 2025 4.25%, 02/01/2038	2,000	2,052,024
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2020 5.00%, 09/01/2045	1,000	1,026,343
Series 2025 4.00%, 03/01/2041	1,000	1,002,201
Washington State Housing Finance Commission (WSHFC 2024-1) Series 2024-1, Class A 4.221%, 03/01/2050	298	291,877
Washington State Housing Finance Commission (WSHFC 2025-1) Series 2025-1, Class A1 4.079%, 08/20/2063	998	959,136

		11,345,711

West Virginia – 0.3%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2023 5.00%, 06/01/2041	1,000	1,071,558

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.3%
Wisconsin Health & Educational Facilities Authority (Chiara Housing & Services Obligated Group) Series 2024 5.00%, 07/01/2035	$595	$607,011
Series 2025 6.375%, 07/01/2045	1,000	1,045,227
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration) Series 2024 5.00%, 08/01/2027(a)	150	151,423
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(a)	100	46,094
Wisconsin Public Finance Authority (Foundation Academy Charter School A NJ Nonprofit) Series 2024 5.00%, 07/01/2060(a)	500	445,947
Wisconsin Public Finance Authority (Heritage Bend Project) Series 2025 Zero Coupon, 12/15/2042(a)	1,000	305,251
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.50%, 07/01/2044	1,000	1,034,323
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2047	1,000	1,000,095
Wisconsin Public Finance Authority (Southeast Overtown Park West Community Redevelopment Agency) Series 2024 5.00%, 06/01/2041(a)	100	101,562
Wisconsin Public Finance Authority (SR 400 Peach Partners LLC) Series 2025 5.75%, 06/30/2060	1,875	1,948,722
6.50%, 06/30/2060	2,125	2,347,728
Wisconsin Public Finance Authority (Triad Math & Science Academy) Series 2025 5.25%, 06/15/2045	500	497,223

		9,530,606

Total Long-Term Municipal Bonds (cost $363,812,195)		368,863,555

32 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 8.8%
Arizona – 0.4%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 2.85%, 01/01/2046(g)	$1,590	$1,590,000
Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2024 2.85%, 02/01/2048(g)	260	260,000

		1,850,000

California – 0.4%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Water System Revenue) Series 2024, Class A 2.55%, 10/01/2054(g)	600	600,000
City of Los Angeles CA (City of Los Angeles CA) Series 2025 5.00%, 06/25/2026	1,000	1,014,830

		1,614,830

Colorado – 0.7%
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County) Series 2008 2.85%, 02/01/2038(g)	500	500,000
Colorado Educational & Cultural Facilities Authority (Miami Beach Jewish Community Center) Series 2022 2.85%, 07/01/2041(g)	1,000	1,000,000
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center) Series 2012 2.85%, 01/01/2039(g)	350	350,000
Colorado State Education Loan Program (Colorado State Education Loan Program) Series 2025 5.00%, 06/30/2026	1,150	1,165,806

		3,015,806

Florida – 0.5%
School Board of Miami-Dade County (The) (School Board of Miami-Dade County/The) Series 2025 4.00%, 01/07/2026	1,000	1,001,314

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School District of Broward County/FL (School District of Broward County/FL) Series 2025 4.00%, 06/25/2026	$1,000	$1,007,596

		2,008,910

Hawaii – 0.3%
State of Hawaii Department of Budget & Finance (Queen’s Health Systems Obligated Group) Series 2025 2.45%, 07/01/2060(g)	1,200	1,200,000

Idaho – 0.3%
Idaho Health Facilities Authority (St. Luke’s Health System Obligated Group/ID) Series 2018-C 2.90%, 03/01/2048(g)	1,370	1,370,000

Illinois – 0.2%
Illinois Finance Authority (University of Chicago Medical Center Obligated Group) Series 2023 2.80%, 08/01/2043(g)	655	655,000

Maryland – 0.4%
Maryland Health & Higher Educational Facilities Authority (Johns Hopkins Health System Obligated Group) Series 2024 2.80%, 06/01/2046(g)	450	450,000
2.80%, 06/01/2048(g)	810	810,000
Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2008 2.85%, 07/01/2041(g)	600	600,000

		1,860,000

Massachusetts – 0.2%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 09/29/2026	1,000	1,019,212

Michigan – 0.2%
Green Lake Township Economic Development Corp. (Interlochen Center for the Arts) Series 2023 2.85%, 06/01/2034(g)	700	700,000

34 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2013-B 2.80%, 10/01/2035(g)	$860	$860,000

New Jersey – 0.7%
City of Hoboken NJ (City of Hoboken NJ) Series 2025-A 4.00%, 03/10/2026	1,000	1,003,573
Jersey City Redevelopment Agency (Jersey City Redevelopment Agency) Series 2025 5.00%, 12/09/2026(c)	1,000	1,020,236
Township of Gloucester NJ (Township of Gloucester NJ) Series 2025-A 4.00%, 07/21/2026	1,008	1,017,243

		3,041,052

New York – 1.8%
City of New York NY (City of New York NY) Series 2008-L 2.90%, 04/01/2038(g)	3,725	3,725,000
Metropolitan Transportation Authority Dedicated Tax Fund (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2017-A 2.85%, 11/01/2031(g)	490	490,000
Town of Oyster Bay NY (Town of Oyster Bay NY) Series 2025 4.00%, 03/06/2026	1,000	1,003,533
4.00%, 08/21/2026	1,120	1,131,523
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2025 3.77% (MUNIPSA + 0.98%), 05/01/2026(f)	1,000	1,000,000

		7,350,056

North Carolina – 0.1%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group) AG Series 2017-E 2.85%, 01/15/2044(g)	570	570,000

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 0.8%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2019 2.85%, 11/15/2045(g)	$3,280	$3,280,000

Pennsylvania – 0.1%
Delaware Valley Regional Finance Authority (Delaware Valley Regional Finance Authority) Series 2024-B 2.85%, 09/01/2059(g)	500	500,000

South Carolina – 0.5%
Berkeley County School District (Berkeley County School District) Series 2025-A 5.00%, 06/01/2026	1,000	1,011,143
Orangeburg County School District (Orangeburg County School District) Series 2025 5.00%, 08/13/2026	1,000	1,016,639

		2,027,782

Texas – 0.5%
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2024, Class F 2.15%, 08/01/2050(g)	2,000	2,000,000

Virginia – 0.2%
Hampton Roads Sanitation District (Hampton Roads Sanitation District) Series 2025-A 5.00%, 07/15/2026	1,000	1,015,101

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 2.79%, 06/01/2034(g)	600	600,000

Wisconsin – 0.1%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin) Series 2023-B 2.85%, 12/01/2033(g)	465	465,000

Total Short-Term Municipal Notes (cost $36,998,300)		37,002,749

Total Municipal Obligations (cost $400,810,495)		405,866,304

36 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates Series 2024-ML21, Class AUS 4.615%, 08/25/2041	$99	$102,134

Non-Agency Fixed Rate CMBS – 0.3%
MAD Commercial Mortgage Trust Series 2025-11MD, Class A 4.912%, 10/15/2042(a)	1,000	1,004,768

Total Commercial Mortgage-Backed Securities (cost $1,100,069)		1,106,902

	Shares
WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
DesertXpress Enterprises LLC, expiring 12/31/2026(d)(h)(i) (cost $0)	7,800	– 0	–

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(j)(k)(l) (cost $11,334,488)	11,334,488	11,334,488

Total Investments – 99.5% (cost $413,245,052)		418,307,694
Other assets less liabilities – 0.5%		2,200,156

Net Assets – 100.0%		$420,507,850

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.23%	USD 3,350	$(282,578)	$(231,667)	$(50,911)

*	Termination date

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 37

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD 2,290	10/15/2028	CPI#	2.565%	Maturity	$227	$	– 0	–	$227
USD 3,100	10/15/2029	2.569%	CPI#	Maturity	(7,904)		– 0	–	(7,904)
USD 3,000	10/15/2029	2.485%	CPI#	Maturity	4,591		– 0	–	4,591
USD 1,568	10/15/2029	2.516%	CPI#	Maturity	36		– 0	–	36
USD 1,566	10/15/2029	2.451%	CPI#	Maturity	4,964		– 0	–	4,964
USD 1,566	10/15/2029	2.499%	CPI#	Maturity	1,331		– 0	–	1,331
USD 2,410	10/15/2030	CPI#	2.531%	Maturity	5,983		– 0	–	5,983

					$9,228	$	– 0	–	$9,228

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	1,300	10/15/2030	1 Day SOFR	4.082%	Annual	$45,469	$	– 0	–	$45,469
USD	800	10/15/2030	1 Day SOFR	4.092%	Annual	28,333		– 0	–	28,333
USD	1,700	12/03/2031	1 Day SOFR	3.967%	Annual	50,653		– 0	–	50,653
USD	1,700	12/03/2031	1 Day SOFR	4.212%	Annual	76,500		– 0	–	76,500
USD	1,600	12/03/2031	1 Day SOFR	4.088%	Annual	58,976		– 0	–	58,976
USD	1,500	12/03/2031	1 Day SOFR	4.036%	Annual	50,333		– 0	–	50,333
USD	1,190	12/03/2031	1 Day SOFR	4.146%	Annual	48,527		18		48,509
USD	700	12/03/2031	1 Day SOFR	3.898%	Annual	17,242		(93)		17,335
USD	390	12/03/2031	1 Day SOFR	4.125%	Annual	15,327		– 0	–	15,327
USD	13,100	03/12/2032	1 Day SOFR	3.660%	Annual	151,545		– 0	–	151,545
USD	2,980	03/12/2032	1 Day SOFR	3.826%	Annual	64,854		– 0	–	64,854
USD	3,460	03/15/2033	1 Day SOFR	3.776%	Annual	62,149		– 0	–	62,149
USD	700	08/15/2034	3.314%	1 Day SOFR	Annual	14,079		– 0	–	14,079
USD	400	08/15/2034	3.231%	1 Day SOFR	Annual	10,639		– 0	–	10,639
USD	200	08/15/2034	3.304%	1 Day SOFR	Annual	4,181		– 0	–	4,181

38 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	4,600	09/25/2035	3.494%	1 Day SOFR %	Annual	$43,603	$	– 0	–	$43,603

						$742,410		$(75)		$742,485

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $26,099,811 or 6.2% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Fair valued by the Adviser.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	Affiliated investments.

(l)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

As of November 30, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

BAM – Build American Mutual

CHF – Collegiate Housing Foundation

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 39

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $401,910,564)	$406,973,206
Affiliated issuers (cost $11,334,488)	11,334,488
Cash	230,109
Cash collateral due from broker	691,977
Interest receivable	5,503,059
Receivable for variation margin on centrally cleared swaps	46,958
Receivable for investment securities sold	35,000
Affiliated dividends receivable	19,619
Receivable due from Adviser	909
Receivable for terminated centrally cleared interest rate swaps	770

Total assets	424,836,095

Liabilities
Payable for investment securities purchased	4,140,490
Advisory fee payable	86,996
Payable for terminated centrally cleared interest rate swaps	82,232
Other liabilities	18,527

Total liabilities	4,328,245

Net Assets	$420,507,850

Composition of Net Assets
Capital stock, at par	$1,645
Additional paid-in capital	413,699,749
Distributable earnings	6,806,456

Net Assets	$420,507,850

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 16,450,040 common shares outstanding)	$25.56

See notes to financial statements.

40 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$10,520,420
Dividends—Affiliated issuers	178,574	$10,698,994

Expenses
Advisory fee (see Note B)	719,676

Total expenses before bank overdraft expense	719,676
Bank overdraft expense	734

Total expenses	720,410
Less: expenses waived and reimbursed by the Adviser (see Note B)	(8,830)

Net expenses		711,580

Net investment income		9,987,414

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(96,328)
Swaps		(333,405)
Net change in unrealized appreciation (depreciation) of:
Investments		4,177,811
Swaps		665,198

Net gain on investment transactions		4,413,276

Net Increase in Net Assets from Operations		$14,400,690

See notes to financial statements.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 41

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,987,414	$1,343,789
Net realized loss on investment transactions	(429,733)	(85,713)
Net change in unrealized appreciation (depreciation) of investments	4,843,009	920,435

Net increase in net assets from operations	14,400,690	2,178,511
Distribution to Shareholders	(8,743,650)	(1,029,095)
Transactions in Shares of the Fund
Net increase	322,081,425	91,257,835
Other capital	293,363	68,771

Total increase	328,031,828	92,476,022
Net Assets
Beginning of period	92,476,022	– 0	–

End of period	$420,507,850	$92,476,022

(a)	Commencement of operations.

See notes to financial statements.

42 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Intermediate Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options,

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 43

NOTES TO FINANCIAL STATEMENTS (continued)

including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and

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NOTES TO FINANCIAL STATEMENTS (continued)

a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 45

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$368,863,555		$	– 0	–	$368,863,555
Short-Term Municipal Notes		– 0	–	37,002,749			– 0	–	37,002,749
Commercial Mortgage-Backed Securities		– 0	–	1,106,902			– 0	–	1,106,902
Warrants		– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments		11,334,488		– 0	–		– 0	–	11,334,488

Total Investments in Securities		11,334,488		406,973,206			0	(a)	418,307,694
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	17,132			– 0	–	17,132	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	742,410			– 0	–	742,410	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(282,578)			– 0	–	(282,578	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(7,904)			– 0	–	(7,904	)(c)

Total		$11,334,488		$407,442,266			$0	(a)	$418,776,754

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses

46 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 47

NOTES TO FINANCIAL STATEMENTS (continued)

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .28% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $8,830.

48 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$137	$172,343	$161,146	$11,334	$179

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$293,535,962		$24,037,036
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. for the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$21,744,496		$	– 0	–
U.S. government securities	– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$413,228,387

Gross unrealized appreciation	$7,276,294
Gross unrealized depreciation	(1,390,607)

Net unrealized appreciation	$5,885,687

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 49

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, inflation, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 51

NOTES TO FINANCIAL STATEMENTS (continued)

“notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection

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NOTES TO FINANCIAL STATEMENTS (continued)

and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2025, the Fund held credit default swaps for hedging and non-hedging purposes.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$50,911	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$759,617	*	Payable for variation margin on centrally cleared swaps	7,904	*

Total		$759,617			$58,815

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 53

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(346,096)	$734,851

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	12,691	(69,653)

Total		$(333,405)	$665,198

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$38,120,000
Centrally Cleared Inflation Swaps:
Average notional amount	$14,792,308
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$950,000	(a)
Average notional amount of sale contracts	$700,000	(b)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for less than one month during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”)

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NOTES TO FINANCIAL STATEMENTS (continued)

shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024	Year Ended November 30, 2025	December 13, 2023(a) November 30, 2024

Shares sold	13,000,000	3,650,040	$325,776,180	$92,515,240

Shares redeemed	(150,000)	(50,000)	(3,694,755)	(1,257,405)

Net increase	12,850,000	3,600,040	$322,081,425	$91,257,835

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally

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NOTES TO FINANCIAL STATEMENTS (continued)

greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields

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NOTES TO FINANCIAL STATEMENTS (continued)

to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 57

NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could

58 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 59

NOTES TO FINANCIAL STATEMENTS (continued)

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$331,557	$118,072
Total taxable distributions	$331,557	118,072
Tax-exempt income	8,412,093	911,023

Total distributions paid	$8,743,650	$1,029,095

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,441,626
Accumulated capital and other losses	(520,857	)(a)
Unrealized appreciation (depreciation)	5,885,687	(b)

Total accumulated earnings (deficit)	$6,806,456

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $520,857.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of bond restructuring.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $520,857, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 61

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Net asset value, beginning of period	$ 25.69	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.97	.91

Net realized and unrealized gain (loss) on investment transactions	(.22)	.52

Net increase in net asset value from operations	.75	1.43

Less: Dividends

Dividends from net investment income	(.88)	(.74)

Net asset value, end of period	$ 25.56	$ 25.69

Total Return

Total investment return based on net asset value(d)	3.03%	5.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$420,508	$92,476

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.28%	.28	%^

Expenses, before waivers/reimbursements	.28%	.28	%^

Net investment income(c)	3.89%	3.74	%^

Portfolio turnover rate(e)	10%	9%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Tax-Aware Intermediate Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Intermediate Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 63

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

64 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2025. For foreign shareholders, 66.46% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $270,451 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 65

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Intermediate Municipal ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

66 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 67

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial

68 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 69

NOTES

70 AB Tax-Aware Intermediate Municipal ETF	ABFunds.com

NOTES

ABFunds.com	AB Tax-Aware Intermediate Municipal ETF 71

NOTES

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AB TAX-AWARE INTERMEDIATE MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TAIM-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE LONG MUNICIPAL ETF

(NYSE: TAFL)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.8%
Long-Term Municipal Bonds – 98.4%
Alabama – 0.8%
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.50%, 10/01/2053	$325	$342,273

Arizona – 2.2%
Arizona Industrial Development Authority (Equitable School Revolving Fund Obligated Group) Series 2023 5.25%, 11/01/2053	200	204,171
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2040(a)	125	113,969
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2019-A 4.125%, 09/01/2042	500	486,213
Maricopa County Industrial Development Authority (Valley Christian Schools) Series 2023 6.375%, 07/01/2058(a)	150	146,874

		951,227

California – 5.3%
California Community Choice Financing Authority (American General Life Insurance) Series 2024 5.00%, 08/01/2055	400	424,902
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 11/01/2055	350	367,340
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	100	82,624
City of Los Angeles CA Wastewater System Revenue (City of Los Angeles CA Wastewater System Revenue) Series 2025-A 5.00%, 06/01/2055	200	213,665
City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2025 5.50%, 05/15/2055	100	107,235

ABFunds.com	AB Tax-Aware Long Municipal ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(a)	$100	$68,922
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021-B Zero Coupon, 06/01/2066	1,000	107,214
Series 2022 5.00%, 06/01/2051	360	360,482
Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) BAM Series 2025-A 5.00%, 07/01/2053	500	521,511

		2,253,895

Colorado – 2.1%
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools) Series 2024 5.80%, 04/01/2054(a)	100	98,842
Town of Vail CO (Town of Vail CO COP) Series 2025 5.50%, 12/01/2064	750	809,832

		908,674

Connecticut – 0.2%
Stamford Housing Authority (TJH Senior Living Obligated Group) Series 2025 6.50%, 10/01/2055	100	102,022

District of Columbia – 2.7%
District of Columbia (District of Columbia Union Market TIF Area) Series 2024-A 5.125%, 06/01/2034(a)	100	102,953
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2025-A 5.50%, 10/01/2055	1,000	1,070,509

		1,173,462

2 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 3.5%
Capital Projects Finance Authority/FL (Navigator Academy of Leadership Obligated Group) Series 2024 5.00%, 06/15/2034(a)	$100	$101,976
City of Venice FL (Southwest Florida Retirement Center Obligated Group) Series 2024 5.625%, 01/01/2060(a)	100	99,033
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2024-A 5.00%, 10/01/2035	1,000	1,111,464
Florida Development Finance Corp. (Brightline Trains Florida) AG Series 2024 5.25%, 07/01/2053	100	99,689
Florida Development Finance Corp. (SFP – Tampa I LLC) Series 2024 5.25%, 06/01/2059(a)	100	95,616

		1,507,778

Georgia – 3.3%
Fayette County Development Authority (United States Soccer Federation) Series 2024 5.00%, 10/01/2044	200	208,544
5.25%, 10/01/2054	200	207,097
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2019 5.00%, 01/01/2063	1,000	999,522

		1,415,163

Guam – 0.6%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2030	250	267,873

Hawaii – 0.2%
City & County Honolulu HI Wastewater System Revenue (City & County Honolulu HI Wastewater System Revenue) Series 2020-A 2.624%, 07/01/2045	100	71,462

ABFunds.com	AB Tax-Aware Long Municipal ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 8.9%
Chicago Board of Education (Chicago Board of Education) Series 2023-A 5.00%, 12/01/2034	$150	$150,758
6.00%, 12/01/2049	300	302,144
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2025-E 5.50%, 01/01/2055	1,000	1,049,526
City of Chicago IL (City of Chicago IL) Series 2019-A 5.50%, 01/01/2049	300	295,988
Illinois State Toll Highway Authority (Illinois State Toll Highway Authority) Series 2025 5.00%, 01/01/2047(b)	1,000	1,052,084
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017 0.00%, 12/15/2042(c)	350	267,482
Series 2020 5.00%, 06/15/2050	310	308,151
State of Illinois (State of Illinois) Series 2023-B 5.50%, 05/01/2047	350	368,114

		3,794,247

Indiana – 2.5%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.875%, 01/01/2044(a)	100	100,786
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-A 5.00%, 11/01/2054	100	101,778
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	100	96,685
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 6.00%, 03/01/2053	150	156,941

4 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-F 7.75%, 03/01/2067	$100	$110,704
BAM Series 2023 5.25%, 03/01/2067	500	520,131

		1,087,025

Kentucky – 1.4%
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	540	580,645

Maine – 0.5%
Finance Authority of Maine (Casella Waste Systems) Series 2024 4.625%, 12/01/2047(a)	200	201,584

Maryland – 1.7%
Maryland Economic Development Corp. (Purple Line Transit Partners) Series 2022 5.25%, 06/30/2047	570	573,219
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	150	162,551

		735,770

Massachusetts – 5.1%
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2021-B 2.00%, 04/01/2050	180	108,267
Massachusetts Bay Transportation Authority Sales Tax Revenue (Massachusetts Bay Transportation Authority Sales Tax Revenue) Series 2023-A 5.25%, 07/01/2048	835	895,022
Series 2025-B 5.25%, 07/01/2055	100	107,447
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2025 5.25%, 02/15/2050	1,000	1,072,769

		2,183,505

ABFunds.com	AB Tax-Aware Long Municipal ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 2.9%
New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.75%, 04/28/2042	$150	$156,689
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.50%, 06/01/2055	100	104,913
New Hampshire Business Finance Authority (University of Nevada Reno) BAM Series 2023 4.50%, 06/01/2053	1,000	976,642

		1,238,244

New Jersey – 4.5%
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2023-B 5.25%, 06/15/2050	825	869,373
Series 2024-C 5.00%, 06/15/2045	1,000	1,057,389

		1,926,762

New York – 15.1%
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2017 Zero Coupon, 11/15/2033	575	438,786
Series 2024-A 5.25%, 11/15/2049	510	537,023
Metropolitan Transportation Authority Dedicated Tax Fund (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2024 5.00%, 11/15/2052	1,000	1,043,051
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2025 5.00%, 05/01/2050	1,000	1,037,828
New York Liberty Development Corp. (7 World Trade Center II) Series 2022 3.00%, 09/15/2043	500	413,514
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2025-C 5.00%, 03/15/2055	1,210	1,257,244

6 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK NTO LLC) Series 2023 5.375%, 06/30/2060	$500	$501,514
Onondaga Civic Development Corp. (Syracuse University) Series 2025 5.50%, 12/01/2056	100	109,838
Suffolk Regional Off-Track Betting Corp. (Suffolk Regional Off-Track Betting) Series 2024 6.00%, 12/01/2053	100	101,507
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2022 5.00%, 05/15/2057	1,000	1,025,944

		6,466,249

North Carolina – 1.7%
Nash Health Care Systems (Nash Health Care Systems) Series 2025 5.75%, 02/01/2050	600	650,430
North Carolina Turnpike Authority (North Carolina Turnpike Authority) AG Series 2024 Zero Coupon, 01/01/2052	250	70,845

		721,275

Ohio – 2.8%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-B 5.00%, 06/01/2055	100	84,206
Port of Greater Cincinnati Development Authority (Duke Energy Convention Center Project) Series 2024 5.00%, 12/01/2053	100	102,328
State of Ohio (University Hospitals Health System Obligated Group) Series 2016 4.00%, 01/15/2046	1,100	1,011,028

		1,197,562

Oklahoma – 0.9%
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2025-B 5.00%, 01/01/2040	250	282,239

ABFunds.com	AB Tax-Aware Long Municipal ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2040	$100	$112,255

		394,494

Oregon – 1.1%
Port of Portland OR Airport Revenue (Port of Portland OR Airport Revenue) Series 2022-2 4.00%, 07/01/2047	500	455,016

Pennsylvania – 2.8%
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group) Series 2025 5.00%, 08/15/2055	120	124,271
Pennsylvania State University (The) (Pennsylvania State University) Series 2023 5.25%, 09/01/2053	1,000	1,062,737

		1,187,008

Puerto Rico – 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (Puerto Rico Sales Tax Financing Sales Tax Revenue) Series 2018-A Zero Coupon, 07/01/2051	100	24,794

South Carolina – 1.2%
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.50%, 11/01/2054	500	532,142

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(a)	280	264,657
Series 2016-B Zero Coupon, 12/01/2031(a)	100	71,964
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I) Series 2024 5.25%, 06/01/2056(a)	100	95,482

		432,103

8 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 8.1%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.50%, 07/15/2038	$100	$108,165
Dallas Fort Worth International Airport (Dallas Fort Worth Intl Airport) Series 2025-A 5.50%, 11/01/2050	1,000	1,069,696
Hidalgo County Regional Mobility Authority (Hidalgo County Regional Mobility Authority) Series 2022-B Zero Coupon, 12/01/2046	335	109,440
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2024 5.25%, 01/01/2054(a)	100	95,859
Texas Transportation Finance Corp. (Texas Transportation Finance) Series 2025 5.25%, 10/01/2055	1,000	1,070,053
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2023-A 5.00%, 10/15/2058	1,000	1,031,089

		3,484,302

Utah – 0.3%
Utah Infrastructure Agency (Utah Infrastructure Agency) Series 2024 5.50%, 10/15/2044	100	104,232

Virginia – 3.2%
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2022 4.00%, 05/15/2042	1,000	990,088
Henrico County Economic Development Authority (Bon Secours Mercy Health) Series 2025 5.00%, 11/01/2048	100	104,437
James City County Economic Development Authority (Williamsburg Landing Obligated Group) Series 2024-A 6.875%, 12/01/2058	100	108,185

ABFunds.com	AB Tax-Aware Long Municipal ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Regent University Obligated Group) Series 2025 6.00%, 06/01/2055	$150	$159,478

		1,362,188

Washington – 7.4%
City of Tacoma WA Electric System Revenue (City of Tacoma WA Electric System Revenue) Series 2025-A 5.25%, 01/01/2050	1,000	1,069,132
Vancouver Housing Authority (Vancouver Housing Authority) Series 2025 4.25%, 02/01/2038	1,000	1,026,012
Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group) Series 2025 5.50%, 09/01/2055	1,000	1,066,828

		3,161,972

Wisconsin – 4.3%
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration) Series 2024 5.00%, 08/01/2027(a)	150	151,423
Wisconsin Public Finance Authority (Inperium Obligated Group) Series 2024 5.75%, 12/01/2054(a)	100	100,418
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.50%, 07/01/2044	200	206,865
Wisconsin Public Finance Authority (SR 400 Peach Partners LLC) Series 2025 5.75%, 12/31/2065	1,350	1,399,988

		1,858,694

Total Long-Term Municipal Bonds (cost $41,921,743)		42,123,642

10 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.4%
Illinois – 0.4%
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 2.85%, 11/15/2037(d) (cost $170,000)	$170	$170,000

Total Municipal Obligations (cost $42,091,743)		42,293,642

	Shares
SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(e)(f)(g) (cost $816,309)	816,309	816,309

Total Investments – 100.7% (cost $42,908,052)		43,109,951
Other assets less liabilities – (0.7)%		(289,528)

Net Assets – 100.0%		$42,820,423

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.23%	USD 490	$(41,197)	$(33,945)	$(7,252)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	1,270	10/15/2028	CPI#	2.565%	Maturity	$126	$	– 0	–	$126
USD	1,200	10/15/2029	2.569%	CPI#	Maturity	(3,060)		– 0	–	(3,060)
USD	1,100	10/15/2029	2.485%	CPI#	Maturity	1,684		– 0	–	1,684
USD	867	10/15/2029	2.499%	CPI#	Maturity	737		– 0	–	737
USD	867	10/15/2029	2.516%	CPI#	Maturity	20		– 0	–	20

ABFunds.com	AB Tax-Aware Long Municipal ETF 11

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	866	10/15/2029	2.451%	CPI#	Maturity	$2,745	$	– 0	–	$2,745
USD	1,330	10/15/2030	CPI#	2.531%	Maturity	3,302		– 0	–	3,302

						$5,554	$	– 0	–	$5,554

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	200	10/15/2030	1 Day SOFR	4.092%	Annual	$7,083	$	– 0	–	$7,083
USD	1,200	12/03/2031	1 Day SOFR	4.036%	Annual	40,266		– 0	–	40,266
USD	400	06/15/2034	3.543%	1 Day SOFR	Annual	1,142		44		1,098
USD	300	08/15/2034	3.231%	1 Day SOFR	Annual	7,979		– 0	–	7,979
USD	240	08/15/2034	3.450%	1 Day SOFR	Annual	2,286		– 0	–	2,286
USD	210	08/15/2034	3.183%	1 Day SOFR	Annual	6,382		– 0	–	6,382
USD	1,220	12/30/2044	1 Day SOFR	4.166%	Annual	34,012		– 0	–	34,012
USD	600	12/30/2044	1 Day SOFR	4.240%	Annual	23,249		– 0	–	23,249
USD	240	01/05/2045	1 Day SOFR	4.283%	Annual	10,785		– 0	–	10,785
USD	200	01/13/2045	1 Day SOFR	4.156%	Annual	5,438		(81)		5,519
USD	200	01/13/2045	1 Day SOFR	4.189%	Annual	6,375		– 0	–	6,375
USD	270	12/09/2053	3.584%	1 Day SOFR	Annual	19,535		(107)		19,642
USD	335	11/15/2054	3.924%	1 Day SOFR	Annual	2,230		(162)		2,392
USD	265	02/05/2055	3.942%	1 Day SOFR	Annual	1,677		– 0	–	1,677
USD	300	05/05/2055	3.962%	1 Day SOFR	Annual	488		– 0	–	488
USD	200	05/05/2055	3.806%	1 Day SOFR	Annual	5,983		– 0	–	5,983
USD	400	11/15/2055	3.943%	1 Day SOFR	Annual	1,028		– 0	–	1,028
USD	300	11/15/2055	4.004%	1 Day SOFR	Annual	(2,451)		– 0	–	(2,451)

						$173,487		$(306)		$173,793

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $1,992,982 or 4.7% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2025.

(d)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	The rate shown represents the 7-day yield as of period end.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

As of November 30, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.2% and 0.0%, respectively.

12 AB Tax-Aware Long Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AG – Assured Guaranty Inc.

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

ABFunds.com	AB Tax-Aware Long Municipal ETF 13

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,091,743)	$42,293,642
Affiliated issuers (cost $816,309)	816,309
Cash	98,157
Cash collateral due from broker	140,334
Interest receivable	533,644
Affiliated dividends receivable	4,243
Receivable for variation margin on centrally cleared swaps	1,840
Receivable due from Adviser	227

Total assets	43,888,396

Liabilities
Payable for investment securities purchased	1,059,290
Advisory fee payable	8,683

Total liabilities	1,067,973

Net Assets	$42,820,423

Composition of Net Assets
Capital stock, at par	$170
Additional paid-in capital	42,701,720
Distributable earnings	118,533

Net Assets	$42,820,423

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,700,040 common shares outstanding)	$25.19

See notes to financial statements.

14 AB Tax-Aware Long Municipal ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$1,408,653
Dividends—Affiliated issuers	12,598	$1,421,251

Expenses
Advisory fee (see Note B)	88,484

Total expenses before bank overdraft expense	88,484
Bank overdraft expense	314

Total expenses	88,798
Less: expenses waived and reimbursed by the Adviser (see Note B)	(655)

Net expenses		88,143

Net investment income		1,333,108

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(292,088)
In-kind redemptions		51,743
Swaps		24,244
Net change in unrealized appreciation (depreciation) of:
Investments		(389,097)
Swaps		18,830

Net loss on investment transactions		(586,368)

Net Increase in Net Assets from Operations		$746,740

See notes to financial statements.

ABFunds.com	AB Tax-Aware Long Municipal ETF 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		December 13, 2023(a) to November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,333,108		$1,050,363
Net realized loss on investment transactions	(216,101)		(136,175)
Net change in unrealized appreciation (depreciation) of investments	(370,267)		744,261
Contributions from Affiliates (see Note B)	– 0	–	1,147

Net increase in net assets from operations	746,740		1,659,596
Distribution to Shareholders	(1,295,116)		(940,944)
Transactions in Shares of the Fund
Net increase	13,798,975		28,803,830
Other capital	43,062		4,280

Total increase	13,293,661		29,526,762
Net Assets
Beginning of period	29,526,762		– 0	–

End of period	$42,820,423		$29,526,762

(a)	Commencement of operations.

See notes to financial statements.

16 AB Tax-Aware Long Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Long Municipal ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on December 13, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid

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NOTES TO FINANCIAL STATEMENTS (continued)

price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

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•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$42,123,642		$	– 0	–	$42,123,642
Short-Term Municipal Notes		– 0	–	170,000			– 0	–	170,000
Short-Term Investments		816,309		– 0	–		– 0	–	816,309

Total Investments in Securities		816,309		42,293,642			– 0	–	43,109,951
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	8,614			– 0	–	8,614	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	175,938			– 0	–	175,938	(b)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(41,197)			– 0	–	(41,197	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,060)			– 0	–	(3,060	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,451)			– 0	–	(2,451	)(b)

Total		$816,309		$42,431,486		$	– 0	–	$43,247,795

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the

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securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .28% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $655.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$256	$11,920	$11,360	$816	$13

During the period ended November 30, 2024, the Adviser reimbursed the Fund $1,147 for trading losses incurred due to NAV error.

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$31,111,808		$15,877,407
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with

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each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases			Sales
In-kind transactions (excluding U.S. government securities)	$	– 0	–	$1,084,905
U.S. government securities		– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$42,880,626

Gross unrealized appreciation	$691,873
Gross unrealized depreciation	(288,867)

Net unrealized appreciation	$403,006

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at

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prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the

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NOTES TO FINANCIAL STATEMENTS (continued)

referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2025, the Fund held credit default swaps for hedging purposes.

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During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$7,252	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$184,858	*	Payable for variation margin on centrally cleared swaps	5,511	*

Total		$184,858			$12,763

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$5,771	$45,359

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	18,473	(26,529)

Total		$24,244	$18,830

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,508,538
Centrally Cleared Inflation Swaps:
Average notional amount	$7,230,769
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$147,143	(a)
Average notional amount of sale contracts	$720,000	(b)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for less than one month during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by

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NOTES TO FINANCIAL STATEMENTS (continued)

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024		Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Shares sold	900,000	1,150,040		$22,458,945	$28,803,830

Shares redeemed	(350,000)	– 0	–	(8,659,970)	– 0	–

Net increase	550,000	1,150,040		$13,798,975	$28,803,830

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence

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of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s

30 AB Tax-Aware Long Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

Cash Transactions Risk—The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units (as defined below) primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales

ABFunds.com	AB Tax-Aware Long Municipal ETF 31

NOTES TO FINANCIAL STATEMENTS (continued)

by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

32 AB Tax-Aware Long Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2025 and during the fiscal period ended November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$51,101	$85,262

Total taxable distributions	51,101	85,262
Tax-exempt distributions	1,244,015	855,682

Total distributions paid	$1,295,116	$940,944

ABFunds.com	AB Tax-Aware Long Municipal ETF 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$154,005
Accumulated capital and other losses	(438,478	)(a)
Unrealized appreciation (depreciation)	403,006	(b)

Total accumulated earnings (deficit)	$118,533

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $438,478.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $241,503 and a net long-term capital loss carryforward of $196,975, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 AB Tax-Aware Long Municipal ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Year Ended November 30, 2025	December 13, 2023(a) to November 30, 2024

Net asset value, beginning of period	$ 25.67	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	1.04	.95

Net realized and unrealized gain (loss) on investment transactions	(.50)	.57

Contributions from Affiliates	– 0	–	.00	(d)

Net increase in net asset value from operations	.54	1.52

Less: Dividends

Dividends from net investment income	(1.02)	(.85)

Net asset value, end of period	$ 25.19	$ 25.67

Total Return

Total investment return based on net asset value(e)	2.18%	6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,820	$29,527

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.28%	.28	%^

Expenses, before waivers/reimbursements	.28%	.28	%^

Net investment income(c)	4.22%	3.90	%^

Portfolio turnover rate(f)	50%	12%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB Tax-Aware Long Municipal ETF 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Tax-Aware Long Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Long Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 13, 2023 (commencement of operations) to November 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others;

36 AB Tax-Aware Long Municipal ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Tax-Aware Long Municipal ETF 37

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 23.05% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $26,588 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

38 AB Tax-Aware Long Municipal ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Long Municipal ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Tax-Aware Long Municipal ETF 39

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

40 AB Tax-Aware Long Municipal ETF	ABFunds.com

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional accounts managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangements with the Fund. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of

ABFunds.com	AB Tax-Aware Long Municipal ETF 41

scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

42 AB Tax-Aware Long Municipal ETF	ABFunds.com

NOTES

ABFunds.com	AB Tax-Aware Long Municipal ETF 43

NOTES

44 AB Tax-Aware Long Municipal ETF	ABFunds.com

AB TAX-AWARE LONG MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TALM-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

(NYSE Arca: TAFI)

AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.4%
Long-Term Municipal Bonds – 82.3%
Alabama – 4.2%
Black Belt Energy Gas District (Black Belt Energy Gas District) Series 2025-C 5.50%, 11/01/2056(a)	$1,000	$1,060,077
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055	3,000	3,253,794
Series 2025-E 5.00%, 12/01/2055	2,000	2,160,142
Black Belt Energy Gas District (Goldman Sachs Group) Series 2021-B 4.00%, 10/01/2052	1,200	1,207,013
Series 2023-D 4.503% (SOFR + 1.85%), 06/01/2049(b)	1,000	1,019,562
Series 2024-B 5.00%, 10/01/2055	2,750	2,972,203
Black Belt Energy Gas District (Prerefunded – US Treasuries) Series 2019-A 4.00%, 12/01/2049	2,000	2,000,000
Black Belt Energy Gas District (Royal Bank of Canada) Series 2022-D 4.00%, 12/01/2025	650	650,000
Series 2023-B 5.25%, 12/01/2053	2,210	2,392,886
City of Huntsville AL (City of Huntsville AL) Series 2016-B 5.00%, 05/01/2028	470	474,613
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.00%, 10/01/2034	1,005	1,132,925
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2024 5.00%, 06/01/2049	1,000	1,072,502
Southeast Alabama Gas Supply District (The) (Pacific Life Insurance) Series 2024-A 5.00%, 08/01/2054	6,000	6,489,278

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	$1,000	$1,059,262
Southeast Energy Authority A Cooperative District (Goldman Sachs Group) Series 2022-B 5.00%, 05/01/2053	1,000	1,040,156
Southeast Energy Authority A Cooperative District (JPMorgan Chase & Co.) Series 2025-E 5.00%, 10/01/2030	2,005	2,157,857
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	2,000	2,149,082
Southeast Energy Authority A Cooperative District (New York Life Insurance) Series 2025 5.00%, 09/01/2035	1,000	1,095,836
Southeast Energy Authority A Cooperative District (Pacific Life Insurance) Series 2024-C 5.00%, 10/01/2055	1,500	1,634,513
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	3,110	3,306,432
Series 2025-C 5.00%, 05/01/2055	1,620	1,739,056
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group) Series 2023-A 5.00%, 07/01/2027	1,500	1,535,732
5.25%, 01/01/2054	2,500	2,644,447

		44,247,368

Arizona – 1.8%
Arizona Department of Transportation State Highway Fund Revenue (Arizona Dept. of Transportation State Highway Fund Revenue) Series 2016 5.00%, 07/01/2034	2,575	2,605,041
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	3,000	3,049,055

2 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 09/01/2052	$3,000	$3,049,495
Series 2024 4.00%, 06/01/2049	3,000	3,044,816
City of Glendale AZ Water & Sewer Revenue (City of Glendale AZ Water & Sewer Revenue) Series 2022-B 5.00%, 07/01/2026	1,000	1,013,845
Industrial Development Authority of the City of Phoenix Arizona (The) (AZ GFF Tiyan LLC Lease) Series 2014 5.00%, 02/01/2029	900	894,603
La Paz County Industrial Development Authority (Harmony Public Schools) Series 2016 5.00%, 02/15/2036(a)	1,100	1,101,352
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2025	2,000	2,000,000
Salt River Project Agricultural Improvement & Power District (Salt River Project Agricultural Improvement & Power District) Series 2016-A 5.00%, 01/01/2030	2,000	2,052,549

		18,810,756

Arkansas – 0.0%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 6.875%, 07/01/2048(a)	115	123,776

California – 9.2%
Bay Area Toll Authority (Bay Area Toll Authority) Series 2021 3.20% (MUNIPSA + 0.41%), 04/01/2056(b)	3,000	2,954,011
California Community Choice Financing Authority (American General Life Insurance) Series 2023-D 5.50%, 05/01/2054	5,000	5,293,220
Series 2024 5.00%, 08/01/2055	2,000	2,124,512
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 11/01/2055	2,000	2,099,085

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Bank of Nova Scotia (The)) Series 2025 5.00%, 10/01/2056	$1,250	$1,370,672
California Community Choice Financing Authority (Canadian Imperial Bank of Commerce) Series 2025 5.00%, 11/01/2033	1,000	1,095,222
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	1,000	1,064,682
California Community Choice Financing Authority (Goldman Sachs Group) Series 2021 4.00%, 10/01/2052	1,000	1,014,785
California Community Choice Financing Authority (Morgan Stanley) Series 2024 5.00%, 05/01/2054	3,500	3,747,469
California Community Choice Financing Authority (New York Life Insurance) Series 2024 5.00%, 01/01/2056	1,000	1,103,244
California Community Choice Financing Authority (Pacific Life Insurance) Series 2024-F 5.00%, 02/01/2055	1,750	1,911,540
California Health Facilities Financing Authority (Adventist Health System/West Obligated Group) Series 2025 5.00%, 12/01/2032	2,000	2,224,318
California Infrastructure & Economic Development Bank (Desertxpress Enterprises) Series B 12.00%, 01/01/2065	795	675,750
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2026	500	499,989
California Municipal Finance Authority (LAX Integrated Express Solutions) Series 2018 5.00%, 12/31/2025	1,000	1,001,144
5.00%, 06/30/2029	1,000	1,030,659
5.00%, 12/31/2033	1,500	1,536,509

4 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	$1,285	$1,294,875
California Pollution Control Financing Authority (Waste Management, Inc.) Series 2024 4.25%, 11/01/2038	1,000	1,031,187
California State Public Works Board (California State Public Works Board Lease) Series 2017-H 5.00%, 04/01/2031	1,425	1,472,797
California State Public Works Board (State of California Lease) Series 2024 5.00%, 09/01/2035	2,040	2,402,649
California Statewide Communities Development Authority (Redlands Community Hospital Obligated Group) Series 2016 3.75%, 10/01/2035	1,735	1,656,930
California Statewide Communities Development Authority (Southern California Edison) Series 2023 4.50%, 11/01/2033	1,000	1,048,391
City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2017-A 5.00%, 05/15/2030	3,385	3,481,838
Series 2023 5.00%, 05/15/2028	1,610	1,691,423
Series 2025 5.00%, 05/15/2026	1,000	1,010,364
5.00%, 05/15/2034	2,045	2,338,756
County of Sacramento CA Airport System Revenue (County of Sacramento CA Airport System Revenue) Series 2025-A 5.00%, 07/01/2031	1,800	1,980,755
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021 3.85%, 06/01/2050	2,025	1,856,673
Los Angeles County Sanitation Districts Financing Authority (Los Angeles County Sanitation District No. 20) Series 2016-A 5.00%, 10/01/2030	1,140	1,160,421

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) Series 2018-A 5.00%, 07/01/2032	$1,680	$1,750,297
Series 2018-D 5.00%, 07/01/2032	1,955	2,055,726
Series 2022-B 5.00%, 07/01/2028	1,100	1,161,837
Series 2025-A 5.00%, 07/01/2028	4,520	4,726,272
Los Angeles Department of Water & Power Power System Revenue (Los Angeles Dept. of Water & Power Power System Revenue) Series 2020-A 5.00%, 07/01/2027	2,035	2,114,508
Series 2021-B 5.00%, 07/01/2032	2,060	2,266,725
Los Angeles Department of Water & Power Water System Revenue (Los Angeles Dept. of Water & Power Water System Revenue) Series 2018-B 5.00%, 07/01/2028	1,150	1,214,647
Los Angeles Department of Water & Power Water System Revenue (Prerefunded – US Treasuries) Series 2016-B 5.00%, 07/01/2028	780	781,684
Montebello Public Financing Authority (City of Montebello CA Lease) Series 2016 5.00%, 06/01/2030	1,000	1,011,057
Newport Mesa Unified School District (Newport Mesa Unified School District) NATL Series 2007 Zero Coupon, 08/01/2031	2,000	1,713,915
Port of Oakland (Port of Oakland) Series 2017 5.00%, 11/01/2029	1,500	1,555,615
Series 2021 5.00%, 11/01/2029	1,575	1,695,062
San Diego County Regional Airport Authority (San Diego County Regional Airport Authority) Series 2017-B 5.00%, 07/01/2029	1,725	1,778,152

6 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023 5.00%, 07/01/2029	$1,610	$1,727,011
San Francisco Intl Airport (San Francisco Intl Airport) Series 2018 5.00%, 05/01/2027	1,530	1,573,032
Series 2019-H 5.00%, 05/01/2027	1,500	1,541,346
Series 2024 5.00%, 05/01/2029	2,500	2,671,873
San Joaquin Valley Clean Energy Authority (Goldman Sachs Group) Series 2025 5.50%, 01/01/2056	3,000	3,419,278
Southern California Public Power Authority (American General Life Insurance) Series 2024-A 5.00%, 04/01/2055	1,000	1,070,038
Southern California Public Power Authority (Goldman Sachs Group) Series 2007-A 5.00%, 11/01/2033	1,000	1,098,111
Southern California Public Power Authority (Los Angeles Dept. of Water & Power Power System Revenue) Series 2016 5.00%, 07/01/2028	1,080	1,081,877
State of California (State of California) Series 2015-C 5.00%, 09/01/2030	50	50,089
Series 2016 5.00%, 09/01/2034	1,500	1,525,437
Series 2024 5.00%, 08/01/2029	1,885	2,060,160
Washington Township Health Care District (Washington Township Health Care District) Series 2020-A 5.00%, 07/01/2031	650	698,606

		95,516,225

Colorado – 2.8%
Adams & Weld Counties School District No. 27J Brighton/CO (Adams & Weld Counties School District No. 27J Brighton/CO) Series 2016-A 2.50%, 12/01/2027	1,500	1,481,258

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City & County of Broomfield CO Sales & Use Tax Revenue (City & County of Broomfield CO Sales & Use Tax Revenue) Series 2017 5.00%, 12/01/2034	$2,000	$2,076,711
City & County of Denver CO Airport System Revenue (City & County of Denver CO Airport System Revenue) Series 2022-A 5.50%, 11/15/2035	3,250	3,696,825
Series 2022-D 5.25%, 11/15/2026	1,020	1,043,022
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2025	1,000	1,000,000
5.00%, 12/01/2029	3,000	3,170,163
5.00%, 12/01/2030	1,370	1,495,565
5.00%, 12/01/2031	2,020	2,124,117
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools) Series 2024 4.75%, 04/01/2034(a)	1,000	1,017,540
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2025 5.00%, 09/01/2035	1,500	1,699,895
Colorado Housing & Finance Authority (Albion Apartments LLLP) Series 2025 3.375%, 07/01/2044	3,000	3,016,158
Douglas County School District No. Re-1 Douglas & Elbert Counties (Douglas County School District No. Re-1 Douglas & Elbert Counties) Series 2019 5.00%, 12/15/2025	4,480	4,484,201
E-470 Public Highway Authority (E-470 Public Highway Authority) Series 2024-B 3.437% (SOFR + 0.75%), 09/01/2039(b)	2,000	1,996,319
State of Colorado (State of Colorado COP) Series 2018-A 5.00%, 12/15/2027	1,000	1,048,509

		29,350,283

8 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.5%
City of New Haven CT (City of New Haven CT) AG Series 2016-A 5.00%, 08/15/2027	$1,875	$1,904,581
Stamford Housing Authority (TJH Senior Living Obligated Group) Series 2025 4.75%, 10/01/2032	2,000	2,061,137
Town of Hamden CT (Town of Hamden CT) BAM Series 2017-A 5.00%, 08/15/2026	1,000	1,014,875

		4,980,593

District of Columbia – 1.6%
District of Columbia (District of Columbia) Series 2016-A 5.00%, 06/01/2027	2,500	2,529,287
District of Columbia (Plenary Infrastructure DC State Lease) Series 2022 5.00%, 02/28/2026	1,485	1,490,462
5.00%, 08/31/2026	1,410	1,426,493
5.00%, 08/31/2028	1,275	1,328,001
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2017 5.00%, 10/01/2026	465	473,771
Series 2018-A 5.00%, 10/01/2034	1,075	1,121,292
Series 2019-A 5.00%, 10/01/2027	1,025	1,062,445
Series 2020-A 5.00%, 10/01/2032	2,000	2,169,189
Series 2022-A 5.00%, 10/01/2030	3,000	3,272,798
Series 2025-A 5.00%, 10/01/2031	2,000	2,208,113

		17,081,851

Florida – 4.9%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026	1,500	1,518,380

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Jacksonville FL (Genesis Health Obligated Group) Series 2017 5.00%, 11/01/2026	$600	$609,453
City of Port St. Lucie FL Utility System Revenue (City of Port St. Lucie FL Utility System Revenue) Series 2016 4.00%, 09/01/2032	3,560	3,577,688
City of Venice FL (Southwest Florida Retirement Center Obligated Group) Series 2024 4.25%, 01/01/2030(a)	900	901,671
Collier County Industrial Development Authority (NCH Healthcare System Obligated Group) Series 2024 5.00%, 10/01/2054	2,000	2,171,013
County of Brevard FL (County of Brevard FL Fuel Tax) AG Series 2016 5.00%, 08/01/2028	1,445	1,466,475
County of Charlotte FL (County of Charlotte FL) Series 2015 5.00%, 10/01/2027	1,080	1,081,710
County of Miami-Dade FL (County of Miami-Dade FL) Series 2016 5.00%, 07/01/2032	1,040	1,052,036
Series 2025 5.00%, 07/01/2028	1,000	1,059,941
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2024-A 5.00%, 10/01/2030	1,540	1,672,805
5.00%, 10/01/2033	2,500	2,789,597
5.00%, 10/01/2034	1,000	1,119,425
County of Miami-Dade Seaport Department (County of Miami-Dade Seaport Dept.) Series 2023-A 5.00%, 10/01/2030	1,145	1,237,059
5.00%, 10/01/2034	1,000	1,092,018
Florida Development Finance Corp. (GFL Solid Waste Southeast) Series 2024 4.375%, 10/01/2054(a)	1,950	1,977,446

10 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Waste Pro USA, Inc.) Series 2025 4.45%, 07/01/2037(a)	$1,500	$1,507,768
Florida Insurance Assistance Interlocal Agency, Inc. (Florida Insurance Guaranty Association) Series 2023-A 5.00%, 09/01/2027	1,500	1,523,032
5.00%, 09/01/2028	1,060	1,077,114
Florida Local Government Finance Commission (Ponte Vedra Pine Obligated Group) Series 2025 4.20%, 11/15/2030(a)	1,000	1,005,557
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2025 5.00%, 10/01/2026	1,100	1,118,818
Greater Orlando Aviation Authority (Greater Orlando Aviation Authority) Series 2022-A 5.00%, 10/01/2029	1,040	1,117,101
Series 2024 5.00%, 10/01/2027	1,000	1,036,895
Greater Orlando Aviation Authority (United Airlines, Inc.) Series 2025 5.25%, 11/01/2034	2,000	2,153,864
Hillsborough County Aviation Authority (Hillsborough County Aviation Authority) Series 2024 5.00%, 10/01/2033	2,295	2,582,764
Lee County Industrial Development Authority/FL (Shell Point Obligated Group) Series 2024 4.125%, 11/15/2029	1,000	1,004,530
Miami-Dade County Expressway Authority (Miami-Dade County Expressway Authority) Series 2016-A 5.00%, 07/01/2028	1,625	1,642,297
5.00%, 07/01/2033	1,000	1,008,618
Mid-Bay Bridge Authority (Mid-Bay Bridge Authority) AG Series 2025 5.00%, 10/01/2030	2,000	2,187,334
North Sumter County Utility Dependent District (North Sumter County Utility Dependent District) Series 2020 5.00%, 10/01/2026	900	914,792

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2025 5.00%, 11/01/2030	$2,015	$2,182,226
School Board of Miami-Dade County (The) (Miami-Dade County School Board Foundation COP) Series 2016-A 5.00%, 05/01/2030	1,340	1,350,572
Series 2025-A 5.00%, 05/01/2026	1,500	1,514,174
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2024 Special Assessment) Series 2024 3.75%, 05/01/2029(a)	695	698,121
West Palm Beach Community Redevelopment Agency (West Palm Beach Community Redevelopment Agency City Center Community Redev Area) Series 2015 5.00%, 03/01/2026	2,590	2,594,512

		51,546,806

Georgia – 3.8%
City of Atlanta GA Airport Passenger Facility Charge (City of Atlanta GA Airport Passenger Facility Charge) Series 2023 5.00%, 07/01/2030	2,000	2,172,496
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2023-G 5.00%, 07/01/2027	1,000	1,031,110
Series 2025-B 5.00%, 07/01/2031	2,100	2,322,244
Development Authority of Burke County (The) (Georgia Power Co.) Series 2023 3.875%, 10/01/2032	2,250	2,255,045
Series 2024 3.30%, 12/01/2049	1,500	1,502,330
Development Authority of Cobb County (The) (MT Bethel Christian Academy) Series 2025 5.00%, 06/01/2035(a)	1,160	1,195,142
Fayette County Development Authority (United States Soccer Federation) Series 2024 5.00%, 10/01/2033	1,100	1,240,121

12 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	$4,500	$4,501,469
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	1,000	1,006,550
Series 2022-B 5.00%, 12/01/2052	4,000	4,197,193
Series 2023-A 5.00%, 06/01/2053	2,000	2,115,924
Series 2024-C 5.00%, 12/01/2054	3,500	3,766,634
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 4.387% (SOFR + 1.70%), 12/01/2053(b)	1,000	1,033,479
Series 2024-B 5.00%, 12/01/2054	1,000	1,079,630
Main Street Natural Gas, Inc. (Toronto-Dominion Bank) Series 2024-D 5.00%, 04/01/2054	1,500	1,618,938
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2016-A 5.00%, 01/01/2028	1,840	1,864,177
Series 2018-H 5.00%, 01/01/2026	1,985	1,988,716
Series 2019-A 5.00%, 01/01/2033	1,200	1,271,173
Series 2020 5.00%, 01/01/2029	500	533,069
Series 2024 5.00%, 01/01/2030	1,000	1,082,731
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(a)	2,000	2,305,467

		40,083,638

Guam – 1.4%
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2024-B 5.00%, 07/01/2027	1,000	1,028,658

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2025	$4,500	$4,500,000
5.00%, 12/01/2026	2,000	2,030,932
5.00%, 12/01/2031	3,000	3,038,653
Territory of Guam (Territory of Guam) Series 2019 5.00%, 11/15/2031	715	755,018
Series 2025-G 5.00%, 01/01/2028	1,625	1,684,841
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2031	1,250	1,357,306

		14,395,408

Hawaii – 0.5%
City & County of Honolulu HI (City & County of Honolulu HI) Series 2019-D 5.00%, 08/01/2026	1,050	1,067,253
State of Hawaii (State of Hawaii) Series 2016-F 5.00%, 10/01/2028	1,855	1,890,111
State of Hawaii Harbor System Revenue (State of Hawaii Harbor System Revenue) Series 2020-A 4.00%, 07/01/2035	2,280	2,318,896

		5,276,260

Idaho – 0.4%
Idaho Health Facilities Authority (St. Luke’s Health System Obligated Group/ID) Series 2018 5.00%, 03/01/2027	1,000	1,027,914
Idaho State Building Authority (State of Idaho Sales Tax Revenue) Series 2024-A 5.00%, 06/01/2028	2,500	2,651,641

		3,679,555

Illinois – 6.2%
Chicago Board of Education (Chicago Board of Education) Series 2017-C 5.00%, 12/01/2030	1,000	1,013,222

14 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 12/01/2030	$1,575	$1,606,251
Series 2025-B 5.50%, 12/01/2033	4,000	4,159,229
AG Series 2018-C 5.00%, 12/01/2031	1,000	1,043,878
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2024-C 5.00%, 01/01/2027	2,750	2,804,159
5.00%, 01/01/2028	3,000	3,108,080
5.00%, 01/01/2034	1,015	1,131,446
Series 2025-A 5.00%, 01/01/2036	2,195	2,447,896
Chicago Transit Authority (Chicago Transit Authority) Series 2017 5.00%, 06/01/2026	1,695	1,710,605
Chicago Transit Authority Capital Grant Receipts Revenue (City of Chicago IL Fed Hwy Grant) Series 2021 5.00%, 06/01/2027	1,750	1,793,545
5.00%, 06/01/2028	1,750	1,830,442
Chicago Transit Authority Sales Tax Receipts Fund (Chicago Transit Authority Sales Tax Receipts Fund) Series 2024-A 5.00%, 12/01/2029	1,780	1,928,441
City of Chicago IL (City of Chicago IL) Series 2020-A 5.00%, 01/01/2026	2,125	2,126,907
City of Chicago IL (Prerefunded – US Treasuries) Series 2016-C 5.00%, 01/01/2026	2,000	2,003,586
City of Chicago IL Waterworks Revenue (City of Chicago IL Waterworks Revenue) AMBAC Series 2001 5.75%, 11/01/2030	635	683,031
City of Springfield IL Electric Revenue (City of Springfield IL Electric Revenue) BAM Series 2024 5.00%, 03/01/2027	2,000	2,053,536
City of Waukegan IL (City of Waukegan IL) AG Series 2018-B 5.00%, 12/30/2026	1,125	1,150,092

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cook IL (County of Cook IL) Series 2021-A 5.00%, 11/15/2033	$970	$1,059,091
Illinois Finance Authority (Ann & Robert H Lurie Children’s Hospital of Chicago Obligated Group) Series 2017 5.00%, 08/15/2026	2,265	2,299,044
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2024 4.125%, 12/01/2050(a)	1,500	1,496,856
Series 2025 4.80%, 12/01/2043(a)	1,000	1,031,336
Illinois Municipal Electric Agency (Illinois Municipal Electric Agency) Series 2025-A 5.00%, 02/01/2027	1,000	1,025,003
Illinois State Toll Highway Authority (Illinois State Toll Highway Authority) Series 2019-A 5.00%, 01/01/2026	1,025	1,026,961
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2023 5.00%, 12/15/2027	1,000	1,036,206
Metropolitan Water Reclamation District of Greater Chicago (Metropolitan Water Reclamation District of Greater Chicago) Series 2016-A 5.00%, 12/01/2030	2,620	2,674,353
Series 2016-B 5.00%, 12/01/2031	850	866,621
Northern Illinois University (Northern Illinois University) BAM Series 2020-B 5.00%, 04/01/2031	725	773,873
Sales Tax Securitization Corp. (Sales Tax Securitization) Series 2018-C 5.50%, 01/01/2031	2,000	2,142,037
Sangamon County School District No. 186 Springfield (Sangamon County School District No. 186 Springfield) AG Series 2020-B 5.00%, 02/01/2032	735	796,941

16 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois (State of Illinois) Series 2017-D 5.00%, 11/01/2026	$2,000	$2,037,148
Series 2018-A 5.00%, 10/01/2029	2,000	2,111,233
Series 2019-A 5.00%, 11/01/2029	695	748,404
Series 2020 5.50%, 05/01/2030	2,040	2,186,403
Series 2024 5.00%, 02/01/2031	2,000	2,197,887
Series 2024-B 5.00%, 05/01/2026	1,000	1,008,392
Series 2025-B 5.25%, 09/01/2027	1,500	1,559,977
State of Illinois Sales Tax Revenue (State of Illinois Sales Tax Revenue) Series 2021-A 4.00%, 06/15/2028	605	621,476
Series 2024-A 5.00%, 06/15/2030	1,790	1,947,438
Series 2025 5.00%, 06/15/2028	1,680	1,766,173

		65,007,199

Indiana – 0.9%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.50%, 01/01/2034(a)	835	860,950
City of Whiting IN (BP PLC) Series 2025 4.20%, 06/01/2044	1,000	1,050,976
Hamilton Southeastern Schools (Hamilton Southeastern Schools) Series 2024-A 5.00%, 12/31/2025	1,750	1,753,034
Indiana Finance Authority (Ohio Valley Electric) Series 2020 3.00%, 11/01/2030	500	488,512
Series 2022-A 4.25%, 11/01/2030	2,040	2,104,552
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.517% (SOFR + 0.71%), 11/01/2046(b)(c)	2,000	1,987,832

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority) Series 2023 5.00%, 01/01/2033	$1,000	$1,116,687

		9,362,543

Kansas – 0.2%
Seward County Unified School District No. 480 Liberal (Seward County Unified School District No. 480 Liberal) Series 2017-B 5.00%, 09/01/2026	1,500	1,502,555

Kentucky – 0.4%
Kentucky Public Energy Authority (BP PLC) Series 2024-B 5.00%, 01/01/2055	1,000	1,075,268
Kentucky Public Energy Authority (Morgan Stanley) Series 2023-A 5.25%, 04/01/2054	2,000	2,169,440
Series 2025-A 5.25%, 06/01/2055	1,000	1,065,423

		4,310,131

Louisiana – 0.7%
City of Shreveport LA (City of Shreveport LA) BAM Series 2016 5.00%, 03/01/2027	1,400	1,419,584
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Insurance Guaranty Association) Series 2022 5.00%, 08/15/2029	665	686,613
New Orleans Aviation Board (New Orleans Aviation Board) Series 2024 5.00%, 01/01/2029	1,000	1,051,391
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	1,500	1,646,414
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2024 3.30%, 06/01/2037	2,000	2,004,300

		6,808,302

18 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 1.5%
County of Montgomery MD (County of Montgomery MD) Series 2017-B 5.00%, 06/01/2026	$1,520	$1,538,683
Series 2024-B 5.00%, 12/01/2025	1,925	1,925,000
County of Prince George’s MD (County of Prince George’s MD) Series 2018-A 5.00%, 07/15/2033	1,500	1,586,110
Maryland Economic Development Corp. (Purple Line Transit Partners) Series 2022 5.00%, 11/12/2028	3,000	3,020,653
Maryland Stadium Authority Sports Entertainment Facilities Revenue (Maryland Stadium Authority Sports Entertainment Facilities Revenue State Lease) Series 2025 5.00%, 06/15/2029	2,000	2,152,380
State of Maryland (State of Maryland) Series 2025-B 5.00%, 08/01/2028	1,500	1,596,773
State of Maryland Department of Transportation (Baltimore/Washington Intl Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2030	1,000	1,085,528
5.00%, 08/01/2033	1,150	1,249,294
State of Maryland Department of Transportation (Maryland Aviation Administration) AG Series 2024 5.00%, 08/01/2027	950	981,717

		15,136,138

Massachusetts – 1.5%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 07/24/2026	4,440	4,505,917
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2016-B 5.00%, 07/01/2033	1,050	1,062,988

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) Series 2019 5.00%, 07/01/2031	$870	$932,147
Series 2023 5.00%, 07/01/2034	1,000	1,132,282
Massachusetts Development Finance Agency (Care Communities Obligated Group) Series 2025 5.50%, 07/15/2035(a)	1,000	1,021,779
Massachusetts Development Finance Agency (Emerson College) Series 2017-A 5.00%, 01/01/2026	1,240	1,241,384
Massachusetts Development Finance Agency (GingerCare Living Obligated Group) Series 2024 4.75%, 12/01/2029(a)	1,000	1,000,466
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2030	1,295	1,308,160
Massachusetts Port Authority (Massachusetts Port Authority) Series 2017-A 5.00%, 07/01/2027	1,120	1,153,422
Series 2019-A 5.00%, 07/01/2027	2,255	2,322,997

		15,681,542

Michigan – 0.7%
City of Detroit MI (City of Detroit MI) Series 2018 5.00%, 04/01/2026	1,000	1,005,122
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) Series 2024 5.00%, 07/01/2048	1,090	1,138,375
Great Lakes Water Authority Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2018-A 5.00%, 07/01/2028	1,000	1,059,709

20 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan State Building Authority (State of Michigan Lease) Series 2016-I 5.00%, 10/15/2032	$1,765	$1,800,223
Michigan State Hospital Finance Authority (Prerefunded – Others) Series 2019 5.00%, 11/01/2026	2,000	2,040,564

		7,043,993

Minnesota – 0.6%
City of Shakopee MN Senior Housing Revenue (Benedictine Living Community of Shakopee Obligated Group) Series 2025 4.45%, 11/01/2035	1,300	1,305,300
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2016-A 5.00%, 05/01/2026	1,225	1,235,512
State of Minnesota (State of Minnesota) Series 2024-A 5.00%, 08/01/2026	1,665	1,692,402
Series 2024-B 5.00%, 08/01/2026	1,200	1,219,749
University of Minnesota (University of Minnesota) Series 2017-A 5.00%, 09/01/2032	1,020	1,058,423

		6,511,386

Mississippi – 0.2%
City of Gulfport MS (Memorial Hospital at Gulfport Obligated Group) Series 2016 5.00%, 07/01/2030	2,450	2,460,351

Missouri – 0.7%
County of St. Louis MO (County of St. Louis MO Lease) Series 2020-A 4.00%, 12/01/2030	755	780,270
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	2,000	2,009,904

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (SSM Health Care Obligated Group) Series 2022-A 5.00%, 06/01/2027	$1,015	$1,044,042
Missouri Highway & Transportation Commission (Missouri Highway & Transportation Commission) Series 2025 5.00%, 05/01/2027(d)	2,500	2,585,014
Missouri Joint Municipal Electric Utility Commission (Missouri Joint Municipal Electric Utility Commission Plum Point Project Revenue) Series 2024 5.00%, 01/01/2031	1,000	1,106,516

		7,525,746

Nebraska – 0.2%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	1,000	1,070,753
Central Plains Energy Project (Royal Bank of Canada) Series 2025-A 5.00%, 08/01/2055	1,000	1,075,530

		2,146,283

Nevada – 0.2%
Clark County School District (Clark County School District) Series 2025-B 5.00%, 06/15/2028	1,000	1,058,458
Tahoe-Douglas Visitors Authority (Tahoe-Douglas Visitors Authority) Series 2020 5.00%, 07/01/2033	1,000	1,065,314

		2,123,772

New Hampshire – 1.2%
New Hampshire Business Finance Authority (Brazoria-Fort Bend County Municipal Utility District No. 3) Series 2024 4.875%, 12/01/2033(a)	400	399,229
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(a)	1,623	1,621,495

22 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Collin County Municipal Utility District No. 4) Series 2025 5.50%, 12/01/2030(a)	$800	$798,807
New Hampshire Business Finance Authority (Emberly & Canterra Creek Projects) Series 2024 5.375%, 12/01/2031(a)	950	948,431
New Hampshire Business Finance Authority (Lakes Fresh Water Supply District of Denton County) Series 2024 5.00%, 12/01/2028(a)	720	719,248
New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.875%, 12/15/2033(a)	3,000	2,969,459
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.00%, 06/01/2032	1,500	1,656,166
New Hampshire Business Finance Authority (Tamarron Project) Series 2024 5.25%, 12/01/2035(a)	623	620,578
New Hampshire Business Finance Authority (The Highlands Project) Series 2024 5.125%, 12/15/2030	1,493	1,490,821
New Hampshire Business Finance Authority (Valencia Project) Series 2024 5.30%, 12/01/2032(a)	1,500	1,496,977

		12,721,211

New Jersey – 5.9%
Atlantic County Improvement Authority (The) (Island Campus Redevelopment Urban Renewal Associates) AG Series 2016 5.00%, 09/01/2028	2,400	2,440,008
City of Jersey City NJ (City of Jersey City NJ) Series 2025 4.00%, 10/01/2035	3,915	4,134,943
City of Newark NJ (City of Newark NJ) AG Series 2020-A 5.00%, 10/01/2027	1,290	1,341,303

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Garden State Preservation Trust (Garden State Preservation Trust) AG Series 2005-A 5.75%, 11/01/2028	$1,950	$2,056,411
New Brunswick Parking Authority (New Brunswick Parking Authority) BAM Series 2016-A 5.00%, 09/01/2030	2,000	2,033,270
New Jersey Economic Development Authority (DRP Urban Renewal 4 LLC) Series 2025 6.375%, 01/01/2035(a)	1,500	1,555,920
New Jersey Economic Development Authority (New Jersey-American Water) Series 2023 3.75%, 11/01/2034	3,500	3,541,666
New Jersey Economic Development Authority (State of New Jersey Lease) Series 2015-X 5.25%, 06/15/2027	1,395	1,396,465
Series 2016-A 5.50%, 06/15/2028	1,500	1,542,056
NATL Series 2005-N 5.50%, 09/01/2027	2,000	2,098,886
5.50%, 09/01/2029	5,910	6,522,848
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,280	1,302,912
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.75%, 09/15/2027	1,625	1,627,706
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2016 5.00%, 07/01/2043	2,405	2,417,463
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,085	1,095,486
5.00%, 06/15/2028	2,115	2,137,839
Series 2018-A 5.00%, 06/15/2028	1,050	1,061,451
5.00%, 06/15/2029	1,000	1,010,671
5.00%, 06/15/2030	5,370	5,426,074

24 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (Prerefunded – US Treasuries) Series 2019 5.00%, 06/15/2030	$255	$274,302
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2010-A Zero Coupon, 12/15/2027	1,500	1,411,728
Series 2019 5.00%, 12/15/2027	1,040	1,089,603
New Jersey Transportation Trust Fund Authority (State of New Jersey) Series 2025-A 5.00%, 06/15/2035	2,370	2,749,723
New Jersey Turnpike Authority (New Jersey Turnpike Authority) Series 2025-B 5.00%, 01/01/2031	5,015	5,587,219
Newark Board of Education (Newark Board of Education) BAM Series 2021 5.00%, 07/15/2029	1,210	1,303,345
South Jersey Transportation Authority (South Jersey Transportation Authority) AG Series 2019-A 5.00%, 11/01/2030	1,675	1,821,146
Tobacco Settlement Financing Corp./NJ (Tobacco Settlement Financing Corp/NJ) Series 2018-A 5.00%, 06/01/2029	2,645	2,778,478

		61,758,922

New York – 6.1%
City of New York NY (City of New York NY) Series 2024-C 5.00%, 03/01/2026	3,000	3,017,708
Series 2024-D 5.00%, 04/01/2033	1,660	1,894,537
Series 2025-B 5.00%, 08/01/2028	2,000	2,117,444
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2016-D 5.00%, 11/15/2031	1,510	1,539,990
Series 2017 5.00%, 11/15/2028	2,010	2,141,726

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-C 5.00%, 11/15/2029	$1,880	$1,983,794
Series 2025 5.00%, 11/15/2031	4,535	5,071,776
5.00%, 11/15/2032	1,505	1,701,518
New York City Municipal Water Finance Authority (Prerefunded – Others) Series 2018-E 5.00%, 06/15/2032	1,410	1,412,749
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2016-F 4.00%, 02/01/2034	2,000	2,002,084
Series 2024 5.00%, 11/01/2026	1,000	1,022,590
Series 2025-H 5.00%, 11/01/2027	1,000	1,046,571
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2028	1,000	1,044,329
5.00%, 08/01/2033	1,500	1,536,921
Series 2020 5.00%, 09/01/2027	1,400	1,433,419
Series 2024 5.00%, 11/01/2026	900	914,187
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2018 5.00%, 10/01/2031	1,775	1,805,572
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2019 5.00%, 05/01/2048	1,000	1,001,481
Series 2025 5.00%, 05/01/2030	1,070	1,166,708
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2033	1,000	978,703
New York State Dormitory Authority (White Plains Hospital Obligated Group) Series 2024 5.00%, 10/01/2029	750	794,977

26 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK Intl Air Terminal) Series 2020 5.00%, 12/01/2026	$1,050	$1,068,110
5.00%, 12/01/2031	1,000	1,073,673
Series 2022 5.00%, 12/01/2030	2,065	2,224,338
Port Authority of New York & New Jersey (Port Authority of New York & New Jersey) Series 2018-2 5.00%, 09/15/2029	1,530	1,590,314
5.00%, 09/15/2030	2,500	2,601,534
5.00%, 09/15/2031	2,575	2,680,574
Series 2021-2 3.00%, 10/01/2028	3,950	3,917,873
5.00%, 07/15/2027	2,480	2,553,014
Series 2024-2 5.00%, 09/01/2032	1,235	1,376,291
Suffolk Regional Off-Track Betting Corp. (Suffolk Regional Off-Track Betting) Series 2024 5.00%, 12/01/2034	1,500	1,545,881
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2017-B 5.00%, 11/15/2033	1,205	1,243,752
Series 2025-A 5.00%, 03/01/2028	3,500	3,687,235
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2015 5.00%, 08/01/2028	1,000	1,002,976
Series 2020 5.00%, 09/01/2028	1,270	1,337,842

		63,532,191

North Carolina – 1.3%
County of Guilford NC (County of Guilford NC) Series 2017-B 4.00%, 05/01/2033	3,000	3,043,735
County of New Hanover NC (County of New Hanover NC) Series 2018 5.00%, 09/01/2026	1,010	1,028,628

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cumberland County Industrial Facilities & Pollution Control Financing Authority (American Titanium Metal) Series 2025 3.125%, 12/01/2027	$3,500	$3,499,540
North Carolina Department of Transportation (I-77 Mobility Partners) Series 2015 5.00%, 12/31/2037	1,405	1,406,157
North Carolina Medical Care Commission (Caromont Health Obligated Group) Series 2021-B 5.00%, 02/01/2051	1,250	1,253,552
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2025 5.00%, 10/01/2035	560	592,183
North Carolina Medical Care Commission (United Methodist Retirement Homes Obligated Group) Series 2025 3.40%, 10/01/2029(d)	2,000	2,000,631
State of North Carolina (Prerefunded – US Govt Agencies) Series 2014-C 3.00%, 05/01/2028	1,000	1,000,121

		13,824,547

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2029	1,300	1,314,847

Ohio – 3.5%
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2020 5.00%, 02/15/2026	1,035	1,039,768
American Municipal Power, Inc. (American Municipal Power Greenup Hydroelectric Revenue) Series 2025 5.00%, 02/15/2035	1,000	1,161,526
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-A 5.00%, 06/01/2028	1,425	1,500,082

28 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Columbus Regional Airport Authority (Columbus Regional Airport Authority) Series 2025 5.00%, 01/01/2034	$3,160	$3,520,167
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health) Series 2025 5.00%, 11/01/2033	2,000	2,278,882
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.00%, 02/15/2028	1,115	1,132,066
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2023 5.00%, 12/01/2053(a)	4,000	4,098,811
Lancaster Port Authority (Royal Bank of Canada) Series 2024-A 5.00%, 02/01/2055	1,000	1,067,970
Ohio Air Quality Development Authority (American Electric Power) Series 2019 2.40%, 12/01/2038	500	474,656
Series 2024 3.70%, 07/01/2028	4,000	4,000,678
3.70%, 10/01/2028	1,500	1,500,296
3.75%, 01/01/2029	1,500	1,503,785
Ohio Air Quality Development Authority (Duke Energy Corp.) Series 2022 4.00%, 09/01/2030	4,175	4,229,394
Ohio Higher Educational Facility Commission (John Carroll University) Series 2025 5.00%, 10/01/2033	1,085	1,162,604
Ohio Higher Educational Facility Commission (Xavier University) Series 2024 5.00%, 05/01/2033	650	721,325
Polaris Career Center (Prerefunded – US Treasuries) Series 2017 5.00%, 11/01/2041	2,000	2,000,375
Reynoldsburg City School District (Reynoldsburg City School District) Series 2013 4.919%, 09/01/2030	700	733,665

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Ohio (Prerefunded – US Treasuries) Series 2016 5.00%, 01/15/2030	$1,090	$1,093,006
State of Ohio (State of Ohio Fed Hwy Grant) Series 2016-2 5.00%, 12/15/2028	1,015	1,027,566
Series 2018-1 5.00%, 12/15/2028	1,000	1,012,381
State of Ohio (University Hospitals Health System Obligated Group) Series 2025 5.00%, 01/15/2030	1,000	1,073,475

		36,332,478

Oklahoma – 0.3%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2029	1,000	1,032,849
Oklahoma Municipal Power Authority (Oklahoma Municipal Power Authority) AG Series 2025-A 5.00%, 01/01/2033	740	838,650
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2035	1,000	1,153,118

		3,024,617

Oregon – 0.4%
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2027	1,000	1,035,344
Port of Portland OR Airport Revenue (Port of Portland OR Airport Revenue) Series 2022-2 5.00%, 07/01/2030	1,015	1,104,812
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2017-2 5.00%, 07/01/2029	1,000	1,019,083
5.00%, 07/01/2031	1,100	1,120,524

		4,279,763

30 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 2.2%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 3.49% (MUNIPSA + 0.70%), 11/15/2047(b)	$1,000	$990,410
City of Philadelphia PA Airport Revenue (City of Philadelphia PA Airport Revenue) Series 2020-C 5.00%, 07/01/2030	1,220	1,322,500
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania) Series 2023 5.00%, 09/01/2027	1,500	1,562,467
Series 2025-A 5.00%, 08/15/2027	2,000	2,081,867
County of Allegheny PA (County of Allegheny PA) Series 2016-C 5.00%, 11/01/2029	2,000	2,038,213
General Authority of Southcentral Pennsylvania (UPMC Pinnacle Hanover) Series 2015 5.00%, 12/01/2027	1,275	1,275,916
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	1,980	2,013,244
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2030	1,000	1,056,905
5.00%, 09/01/2031	1,500	1,584,511
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Dept. of Transportation) Series 2022 5.00%, 12/31/2032	2,000	2,199,574
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2027	4,000	4,034,982

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Philadelphia Water Dept.) Series 2020 4.00%, 01/01/2026	$1,220	$1,220,570
Pennsylvania Turnpike Commission Registration Fee Revenue (Pennsylvania Turnpike Commission Registration Fee Revenue) Series 2023 3.64% (MUNIPSA + 0.85%), 07/15/2041(b)	1,000	998,884
Scranton School District/PA (Scranton School District/PA) BAM Series 2017-E 5.00%, 12/01/2029	1,000	1,043,403

		23,423,446

Puerto Rico – 0.8%
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2021-A 5.625%, 07/01/2027	1,108	1,133,266
5.625%, 07/01/2029	675	716,375
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico Commonwealth Aqueduct & Sewer Authority) Series 2020-A 5.00%, 07/01/2030(a)	1,000	1,041,583
Series 2021-C 3.50%, 07/01/2026(a)	2,000	1,960,782
3.75%, 07/01/2027(a)	2,000	1,901,817
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) Series 2010-A 5.25%, 07/01/2027(e)(f)	1,565	1,040,725

		7,794,548

South Carolina – 1.0%
SCAGO Educational Facilities Corp. for Pickens School District (Prerefunded – US Treasuries) Series 2015 5.00%, 12/01/2029	1,500	1,501,500
5.00%, 12/01/2030	1,000	1,001,000
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.00%, 11/01/2031	3,185	3,552,801

32 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Jobs-Economic Development Authority (Rolling Green Village) Series 2025 4.00%, 12/01/2030	$1,000	$1,003,373
South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2016-A 5.00%, 12/01/2034	1,500	1,514,370
Series 2025-B 5.00%, 12/01/2031	1,775	1,984,325

		10,557,369

Tennessee – 1.1%
Memphis-Shelby County Airport Authority (Memphis-Shelby County Airport Authority) Series 2021-A 5.00%, 07/01/2034	1,355	1,463,908
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (EC Burning Tree LLC) Series 2025 5.00%, 10/01/2028	2,000	2,062,894
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2023 5.00%, 07/01/2028	1,000	1,050,543
Metropolitan Nashville Airport Authority (The) (Metropolitan Nashville Airport Authority/The) Series 2019-B 5.00%, 07/01/2030	1,005	1,084,968
Tennergy Corp./TN (Nomura Holdings, Inc.) Series 2022-A 5.50%, 10/01/2053	1,500	1,624,122
Tennessee Energy Acquisition Corp. (Goldman Sachs Group) Series 2023-A 5.00%, 05/01/2053	2,000	2,069,050
Tennessee Energy Acquisition Corp. (Pacific Life Insurance) Series 2025-A 5.00%, 12/01/2035	2,000	2,173,784

		11,529,269

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 7.0%
Central Texas Regional Mobility Authority (Central Texas Regional Mobility Authority) Series 2016 5.00%, 01/01/2028	$1,065	$1,066,955
Series 2020-E 5.00%, 01/01/2031	1,420	1,539,920
City of Houston TX Airport System Revenue (City of Houston TX Airport System Revenue) Series 2025-A 5.00%, 07/01/2028	1,600	1,675,257
AG Series 2023 5.00%, 07/01/2031	1,420	1,557,244
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2020 5.00%, 07/15/2027	1,500	1,525,872
Series 2024-B 5.25%, 07/15/2034	1,500	1,624,156
City of San Antonio TX Airport System (City of San Antonio TX Airport System) Series 2019-A 5.00%, 07/01/2029	550	584,760
City of San Antonio TX Electric & Gas Systems Revenue (Prerefunded – US Treasuries) Series 2015 4.00%, 02/01/2030	1,000	1,002,046
County of Harris TX (County of Harris TX) Series 2025-A 5.00%, 09/15/2027	1,175	1,223,676
Dallas Area Rapid Transit (Prerefunded – US Govt Agencies) Series 2016-A 5.00%, 12/01/2041	510	510,000
Dallas Fort Worth International Airport (Dallas Fort Worth Intl Airport) Series 2025-A 5.00%, 11/01/2031	5,000	5,509,296
5.00%, 11/01/2033	1,000	1,120,141
Frisco Independent School District (Frisco Independent School District) Series 2025-B 5.00%, 02/15/2033	4,000	4,577,751

34 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Goose Creek Consolidated Independent School District (Goose Creek Consolidated Independent School District) Series 2016-A 5.00%, 02/15/2029	$2,000	$2,008,860
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 3.64% (MUNIPSA + 0.85%), 07/01/2049(b)	2,000	2,000,111
Series 2024 5.00%, 07/01/2054	3,600	3,826,979
Harris County Housing Finance Corp. (Kobayashi Baypointe Apartments) Series 2025 2.95%, 09/01/2043	2,500	2,478,916
Harris County Industrial Development Corp. (Energy Transfer LP) Series 2023 4.05%, 11/01/2050	2,000	2,068,317
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2033	1,000	1,006,493
Lamar Consolidated Independent School District (Lamar Consolidated Independent School District) Series 2021-A 5.00%, 02/15/2026	1,500	1,507,245
Legacy Denton Public Facility Corp. (2100 Spencer Road TX Owner) Series 2025 2.70%, 10/01/2043	4,000	3,938,483
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	2,000	2,005,703
North Texas Tollway Authority (North Texas Tollway System) Series 2025-A 5.00%, 01/01/2033	600	684,894
North Texas Tollway Authority (Prerefunded – US Govt Agencies) Series 2016-A 5.00%, 01/01/2028	2,575	2,579,945

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Northwest Independent School District (Northwest Independent School District) Series 2021 5.00%, 02/15/2029	$2,000	$2,146,729
Port Freeport TX (Port Freeport TX) Series 2019-A 5.00%, 06/01/2031	1,085	1,139,119
Port of Beaumont Industrial Development Authority (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2021 4.10%, 01/01/2028(a)	1,800	1,630,965
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2024 10.00%, 07/01/2026(a)	1,000	1,003,691
Tarrant County Cultural Education Facilities Finance Corp. (Ascension Health Credit Group) Series 2025 5.00%, 11/15/2051(d)	1,000	1,137,538
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources Obligated Group) Series 2025 5.00%, 11/15/2064	2,000	2,147,932
Texas A&M University (Texas A&M University) Series 2017-E 5.00%, 05/15/2026	1,650	1,668,078
Texas Municipal Gas Acquisition & Supply Corp. II (JPMorgan Chase & Co.) Series 2007 3.751% (CME Term SOFR 3 Month + 1.05%), 09/15/2027(b)	1,430	1,433,056
Series 2012-C 3.528% (CME Term SOFR 3 Month + 0.86%), 09/15/2027(b)	1,730	1,730,891
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2032	2,000	2,166,707

36 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-A 5.50%, 01/01/2054	$4,000	$4,283,732
Series 2023-B 5.50%, 01/01/2054	1,500	1,703,539
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 5.00%, 12/31/2030	1,000	1,073,608
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2023-A 5.00%, 10/15/2026	1,000	1,020,787
University of Houston (University of Houston) Series 2020-A 5.00%, 02/15/2027	1,000	1,029,456

		72,938,848

Utah – 1.0%
Grapevine Wash Local District (Grapevine Wash Local District Assessment Area No. 1) Series 2024-A 5.25%, 12/01/2044(a)	1,000	982,343
Intermountain Power Agency (Intermountain Power Agency) Series 2022-A 5.00%, 07/01/2027	1,095	1,133,456
5.00%, 07/01/2028	1,680	1,776,553
Utah Board of Higher Education (University of Utah/The) NATL Series 1998 5.50%, 04/01/2029	1,440	1,508,824
Utah Infrastructure Agency (Utah Infrastructure Agency) Series 2017-A 5.00%, 10/15/2029	1,000	1,024,459
Series 2022 5.00%, 10/15/2032	1,135	1,225,594
Series 2024 5.00%, 10/15/2026	440	445,836
Utah Transit Authority (Utah Transit Authority Sales Tax) NATL Series 2007-A 5.00%, 06/15/2031	1,000	1,103,698

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wolf Creek Infrastructure Financing District No. 1 (Wolf Creek Infrastructure Financing District No. 1 Wolf Creek Assessment Area 1) Series 2025 5.75%, 12/01/2044	$1,000	$1,023,095

		10,223,858

Virginia – 0.4%
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2024 5.00%, 05/15/2032	1,000	1,131,765
Louisa Industrial Development Authority (Virginia Electric & Power) Series 2025 3.125%, 11/01/2035	2,000	2,005,768
Virginia College Building Authority (Marymount University) Series 2015 5.25%, 07/01/2030(a)	1,000	932,692

		4,070,225

Washington – 2.3%
City of Seattle WA (City of Seattle WA) Series 2021-A 5.00%, 12/01/2025	2,185	2,185,000
FYI Properties (State of Washington Consolidated Technology Services Lease) Series 2019 5.00%, 06/01/2026	1,965	1,987,259
King County School District No. 414 Lake Washington (King County School District No. 414 Lake Washington) Series 2017 5.00%, 12/01/2026	1,060	1,084,304
Pierce County School District No. 10 Tacoma (Prerefunded – US Govt Agencies) Series 2015 5.00%, 12/01/2033	2,190	2,190,000
Port of Seattle WA (Port of Seattle WA) Series 2017-C 5.00%, 05/01/2028	1,260	1,294,929
Series 2018-A 5.00%, 05/01/2030	2,185	2,241,895
5.00%, 05/01/2036	1,035	1,054,017

38 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-B 5.00%, 05/01/2027	$1,000	$1,027,845
Series 2025-B 5.00%, 10/01/2028	2,000	2,110,744
State of Washington (State of Washington) Series 2017 5.00%, 08/01/2030	1,000	1,040,127
Series 2025-R 5.00%, 07/01/2028	4,500	4,781,801
University of Washington (University of Washington) Series 2025-A 5.00%, 04/01/2033	1,000	1,153,441
Washington State Housing Finance Commission (Josephine Caring Community Obligated Group) Series 2025 4.20%, 07/01/2030(a)	1,000	994,770
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019-A 5.00%, 01/01/2034(a)	1,225	1,252,029

		24,398,161

West Virginia – 0.6%
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 4.875%, 06/01/2049	230	211,028
West Virginia Economic Development Authority (Appalachian Power Co.) Series 2024 3.375%, 03/01/2040	3,000	3,031,700
West Virginia Economic Development Authority (Provident Group – Marshall Properties) AG Series 2023 5.00%, 07/01/2030	2,665	2,894,494

		6,137,222

Wisconsin – 2.0%
City of Milwaukee WI (City of Milwaukee WI) Series 2020-N 5.00%, 04/01/2027	1,000	1,027,096
AG Series 2023 5.00%, 04/01/2031	1,025	1,132,393
AG Series 2023-N 5.00%, 04/01/2028	1,690	1,771,089

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Milwaukee WI Sewerage System Revenue (City of Milwaukee WI Sewerage System Revenue) Series 2016-S 4.00%, 06/01/2028	$350	$351,817
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration) Series 2024 5.00%, 08/01/2027(a)	2,500	2,523,716
Wisconsin Health & Educational Facilities Authority (Froedtert ThedaCare Health Obligated Group) Series 2025 5.00%, 10/01/2032	1,640	1,843,074
Wisconsin Health & Educational Facilities Authority (Hospital Sisters Services Obligated Group) Series 2025 5.00%, 08/15/2028	1,000	1,055,003
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(a)	2,000	921,883
Wisconsin Public Finance Authority (Inperium Obligated Group) Series 2024 5.00%, 12/01/2034(a)	1,540	1,613,397
Wisconsin Public Finance Authority (Kaiser Obligated Group) Series 2023-A 5.00%, 10/01/2027	1,305	1,353,859
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(a)	700	532,770
Wisconsin Public Finance Authority (Renown Regional Medical Center Obligated Group) Series 2020 5.00%, 06/01/2029	975	1,043,224
Wisconsin Public Finance Authority (Signorelli Projects) Series 2024 5.375%, 12/15/2032(a)	1,799	1,794,385
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2030	1,000	1,006,882
5.00%, 02/01/2033	1,460	1,460,200

40 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Waterstone Projects) Series 2024 5.50%, 12/15/2038(a)	$1,000	$1,003,951

		20,434,739

Total Long-Term Municipal Bonds (cost $851,111,525)		859,008,721

Short-Term Municipal Notes – 13.1%
Arizona – 0.5%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 2.85%, 01/01/2046(g)	5,720	5,720,000

California – 0.7%
City of Los Angeles CA (City of Los Angeles CA) Series 2025 5.00%, 06/25/2026	5,000	5,074,149
County of Los Angeles CA (County of Los Angeles CA) Series 2025-A 5.00%, 06/30/2026	1,500	1,523,509
Nuveen California AMT-Free Quality Municipal Income Fund (Nuveen California AMT-Free Quality Municipal Income Fund) Series 2017 3.24%, 10/01/2047(a)(g)	1,000	1,000,000

		7,597,658

Colorado – 1.0%
Boulder Larimer & Weld Counties St. Vrain Valley School District Re1J (Boulder Larimer & Weld Counties St. Vrain Valley School District Re1J) Series 2024 5.00%, 12/15/2025	1,560	1,561,463
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County) Series 2008 2.85%, 02/01/2038(g)	350	350,000
Colorado Educational & Cultural Facilities Authority (Miami Beach Jewish Community Center) Series 2022 2.85%, 07/01/2041(g)	1,400	1,400,000

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center) Series 2012 2.85%, 01/01/2039(g)	$775	$775,000
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 2.85%, 12/01/2052(g)	1,345	1,345,000
Colorado State Education Loan Program (Colorado State Education Loan Program) Series 2025 5.00%, 06/30/2026	4,650	4,713,911

		10,145,374

District of Columbia – 0.1%
District of Columbia (MedStar Health Obligated Group) Series 2017-A 2.85%, 08/15/2038(g)	1,210	1,210,000

Florida – 1.3%
County of Miami-Dade FL Water & Sewer System Revenue (County of Miami-Dade FL Water & Sewer System Revenue) Series 2025-B 5.00%, 10/01/2026(d)	1,650	1,682,145
Hillsborough County Industrial Development Authority (BayCare Obligated Group) Series 2020 2.85%, 11/01/2038(g)	6,350	6,350,000
3.00%, 11/15/2042(g)	1,480	1,480,000
School Board of Miami-Dade County (The) (School Board of Miami-Dade County/The) Series 2025 4.00%, 01/07/2026	3,330	3,334,377
School District of Broward County/FL (School District of Broward County/FL) Series 2025 4.00%, 06/25/2026	1,000	1,007,596

		13,854,118

Hawaii – 0.2%
City & County of Honolulu HI (City & County of Honolulu HI) Series 2025 5.00%, 01/01/2026	2,410	2,414,829

42 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Idaho – 0.6%
Idaho Health Facilities Authority (St. Luke’s Health System Obligated Group/ID) Series 2018-C 2.90%, 03/01/2048(g)	$1,675	$1,675,000
Series 2025 2.85%, 03/01/2060(g)	4,600	4,600,000

		6,275,000

Illinois – 0.7%
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 2.85%, 11/15/2037(g)	7,080	7,080,000

Iowa – 0.1%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 2.35%, 02/15/2041(g)	800	800,000

Maryland – 0.3%
Maryland Health & Higher Educational Facilities Authority (Johns Hopkins Health System Obligated Group) Series 2024 2.80%, 06/01/2046(g)	300	300,000
Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2008 2.85%, 07/01/2041(g)	2,545	2,545,000

		2,845,000

Massachusetts – 1.0%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 09/29/2026	5,705	5,814,606
Massachusetts Development Finance Agency (Emerson College) Series 2025 5.00%, 01/01/2026	1,120	1,121,250
Massachusetts Development Finance Agency (Trustees of Boston University) Series 2013-U 2.05%, 10/01/2042(g)	3,000	3,000,000

		9,935,856

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 0.4%
Green Lake Township Economic Development Corp. (Interlochen Center for the Arts) Series 2023 2.85%, 06/01/2034(g)	$4,700	$4,700,000

Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2013-B 2.80%, 10/01/2035(g)	2,130	2,130,000

New Jersey – 1.0%
City of Hoboken NJ (City of Hoboken NJ) Series 2025-A 4.00%, 03/10/2026	1,000	1,003,574
City of Jersey City NJ (City of Jersey City NJ) Series 2025-C 4.00%, 10/20/2026	4,073	4,123,967
Essex County Improvement Authority (County of Essex NJ) Series 2025 5.00%, 03/17/2026	3,000	3,020,930
Jersey City Redevelopment Agency (Jersey City Redevelopment Agency) Series 2025 5.00%, 12/09/2026(d)	2,000	2,040,471

		10,188,942

New York – 1.9%
City of New York NY (City of New York NY) Series 2018-E 2.85%, 03/01/2048(g)	950	950,000
City of Rochester NY (City of Rochester NY) Series 2025-I 4.00%, 07/30/2026	3,000	3,030,045
Town of Oyster Bay NY (Town of Oyster Bay NY) Series 2025 4.00%, 08/21/2026	4,670	4,718,047
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2018-2 2.90%, 01/01/2031(g)	7,900	7,900,000

44 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-B 2.90%, 01/01/2033(g)	$500	$500,000
Series 2023-C 2.85%, 01/01/2032(g)	260	260,000
Series 2025 3.77% (MUNIPSA + 0.98%), 05/01/2026(b)	2,400	2,400,000

		19,758,092

North Carolina – 0.1%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group) AG Series 2017-E 2.85%, 01/15/2044(g)	1,570	1,570,000

Ohio – 0.7%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2019 2.85%, 11/15/2045(g)	6,850	6,850,000

Oregon – 0.2%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 2.80%, 08/01/2034(g)	800	800,000
Series 2018-B 2.85%, 08/01/2034(g)	1,750	1,750,000

		2,550,000

Other – 0.2%
Nuveen AMT-Free Municipal Credit Income Fund (Nuveen AMT-Free Municipal Credit Income Fund) Series 2019 3.24%, 03/01/2029(g)	1,000	1,000,000
Nuveen AMT-Free Quality Municipal Income Fund (Nuveen AMT-Free Quality Municipal Income Fund) Series 2021 3.24%, 03/01/2029(g)	1,000	1,000,000

		2,000,000

South Carolina – 0.8%
Berkeley County School District (Berkeley County School District) Series 2025-A 5.00%, 06/01/2026	2,000	2,022,286
Orangeburg County School District (Orangeburg County School District) Series 2025 5.00%, 08/13/2026	2,500	2,541,598

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Association of Governmental Organizations (South Carolina Association of Governmental Organizations) Series 2025-B 5.00%, 03/02/2026	$3,510	$3,531,385

		8,095,269

Texas – 0.1%
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2024, Class F 2.15%, 08/01/2050(g)	1,370	1,370,000

Virginia – 0.6%
County of Spotsylvania VA (County of Spotsylvania VA) Series 2025 5.00%, 01/15/2026	3,070	3,078,862
Hampton Roads Sanitation District (Hampton Roads Sanitation District) Series 2025-A 5.00%, 07/15/2026	3,000	3,045,301
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2024 2.85%, 07/01/2052(g)	400	400,000

		6,524,163

Wisconsin – 0.4%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin) Series 2023-B 2.85%, 12/01/2033(g)	3,665	3,665,000

Total Short-Term Municipal Notes (cost $137,246,014)		137,279,301

Total Municipal Obligations (cost $988,357,539)		996,288,022

ASSET-BACKED SECURITIES – 0.5%
Autos - Fixed Rate – 0.5%
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)	71	71,754

46 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	$247	$249,612
Series 2025-1A, Class A2 5.10%, 10/15/2030(a)	1,780	1,779,129
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(a)	10	9,699
Tricolor Auto Securitization Trust Series 2025-2A, Class A 5.12%, 01/16/2029(c)(e)(f)	3,644	2,510,118

		4,620,312

Other ABS - Fixed Rate – 0.0%
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	103	103,969
Pagaya AI Debt Trust Series 2024-1, Class A 6.66%, 07/15/2031(a)	24	24,125

		128,094

Total Asset-Backed Securities (cost $5,879,302)		4,748,406

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Non-Agency Fixed Rate CMBS – 0.1%
MAD Commercial Mortgage Trust Series 2025-11MD, Class A 4.912%, 10/15/2042(a)	1,500	1,507,151

Non-Agency Floating Rate CMBS – 0.2%
DBC Mortgage Trust Series 2025-DBC, Class B 5.559% (CME Term SOFR 1 Month + 1.60%), 11/15/2042(a)(b)	1,624	1,623,684

Total Commercial Mortgage-Backed Securities (cost $3,123,684)		3,130,835

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA1, Class M1A 6.142% (CME Term SOFR + 2.10%), 03/25/2043(a)(b)	518	524,857

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-DNA2, Class M1A 6.142% (CME Term SOFR + 2.10%), 04/25/2043(a)(b)	$274	$277,973
Connecticut Avenue Securities Trust Series 2024-R03, Class 2M1 5.222% (CME Term SOFR + 1.15%), 03/25/2044(a)(b)	674	674,027
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA4 Series 2025-DNA4, Class M1 5.172% (CME Term SOFR + 1.10%), 10/25/2045(a)(b)	948	947,559

Total Collateralized Mortgage Obligations (cost $2,414,085)		2,424,416

CORPORATES - INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Altria Group, Inc. 3.40%, 05/06/2030	215	207,331
BAT Capital Corp. 4.906%, 04/02/2030	230	235,331
Philip Morris International, Inc. 5.625%, 11/17/2029	250	263,305

		705,967

Technology – 0.0%
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	370	364,039

		1,070,006

Financial Institutions – 0.0%
Banking – 0.0%
Citigroup, Inc. Series AA 7.625%, 11/15/2028(j)	184	192,078
Wells Fargo & Co. 7.625%, 09/15/2028(j)	27	28,742

		220,820

Finance – 0.0%
Aviation Capital Group LLC 1.95%, 01/30/2026(a)	290	288,855

		509,675

Total Corporates - Investment Grade (cost $1,532,403)		1,579,681

48 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
DesertXpress Enterprises LLC, expiring 12/31/2026(e)(h)(i) (cost $0)	6,600	$	– 0	–

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(k)(l)(m) (cost $30,907,169)	30,907,169		30,907,169

Total Investments – 99.5% (cost $1,032,214,182)			1,039,078,529
Other assets less liabilities – 0.5%			5,074,226

Net Assets – 100.0%			$1,044,152,755

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.23%	USD	3,730	$(314,638)	$(258,673)	$(55,965)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	6,580	10/15/2028	CPI#	2.565%	Maturity	$651	$	– 0	–	$651
USD	6,000	10/15/2029	2.485%	CPI#	Maturity	9,183		– 0	–	9,183
USD	6,000	10/15/2029	2.569%	CPI#	Maturity	(15,298)		– 0	–	(15,298)
USD	4,503	10/15/2029	2.516%	CPI#	Maturity	102		– 0	–	102
USD	4,499	10/15/2029	2.451%	CPI#	Maturity	14,262		– 0	–	14,262
USD	4,498	10/15/2029	2.499%	CPI#	Maturity	3,822		– 0	–	3,822
USD	6,920	10/15/2030	CPI#	2.531%	Maturity	17,180		– 0	–	17,180

						$29,902	$	– 0	–	$29,902

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 49

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	2,336	10/15/2029	1 Day SOFR	3.814%	Annual	$45,470	$	– 0	–	$45,470
USD	2,500	10/15/2030	1 Day SOFR	4.082%	Annual	87,441		– 0	–	87,441

						$132,911	$	– 0	–	$132,911

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $70,861,013 or 6.8% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.43% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.517%, 11/01/2046	06/24/2024	$2,000,000	$1,987,832	0.19%
Tricolor Auto Securitization Trust Series 2025-2A, Class A 5.12%, 01/16/2029	06/10/2025	3,643,489	2,510,118	0.24%

(d)	When-Issued or delayed delivery security.

(e)	Non-income producing security.

(f)	Defaulted.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Fair valued by the Adviser.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	The rate shown represents the 7-day yield as of period end.

(l)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(m)	Affiliated investments.

As of November 30, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.0% and 0.0%, respectively.

50 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

AG – Assured Guaranty Inc.

AMBAC – Ambac Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BAM – Build American Mutual

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ID – Improvement District

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 51

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,001,307,013)	$1,008,171,360
Affiliated issuers (cost $30,907,169)	30,907,169
Cash	133,549
Cash collateral due from broker	577,113
Interest receivable	13,240,096
Receivable for investment securities sold	807,000
Receivable due from Adviser	4,639

Total assets	1,053,840,926

Liabilities
Payable for investment securities purchased	9,432,054
Advisory fee payable	210,981
Payable for variation margin on centrally cleared swaps	17,651
Other liabilities	27,485

Total liabilities	9,688,171

Net Assets	$1,044,152,755

Composition of Net Assets
Capital stock, at par	$4,130
Additional paid-in capital	1,035,214,896
Distributable earnings	8,933,729

Net Assets	$1,044,152,755

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 41,302,000 shares outstanding)	$25.28

See notes to financial statements.

52 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$27,957,989
Dividends—Affiliated issuers	673,303	$28,631,292

Expenses
Advisory fee (see Note B)	2,126,953

Total expenses before bank overdraft expense	2,126,953
Bank overdraft expense	6,602

Total expenses	2,133,555
Less: expenses waived and reimbursed by the Adviser (see Note B)	(34,043)

Net expenses		2,099,512

Net investment income		26,531,780

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(20,059)
In-kind redemptions		84,387
Swaps		(303,092)
Net change in unrealized appreciation (depreciation) of:
Investments		2,772,948
Swaps		47,635

Net gain on investment transactions		2,581,819

Contributions from Affiliates (see Note B)		2,723

Net Increase in Net Assets from Operations		$29,116,322

See notes to financial statements.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 53

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,531,780	$17,324,315
Net realized loss on investment transactions	(238,764)	(1,106,189)
Net change in unrealized appreciation (depreciation) of investments	2,820,583	3,299,623
Contributions from Affiliates (see Note B)	2,723	– 0	–

Net increase in net assets from operations	29,116,322	19,517,749
Distribution to Shareholders	(25,495,866)	(15,573,808)
Transactions in Shares of the Fund
Net increase	389,795,505	356,373,925
Other capital	143,158	154,521

Total increase	393,559,119	360,472,387
Net Assets
Beginning of period	650,593,636	290,121,249

End of period	$1,044,152,755	$650,593,636

See notes to financial statements.

54 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Short Duration Municipal ETF (the “Fund”), a diversified portfolio. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 55

NOTES TO FINANCIAL STATEMENTS (continued)

using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

56 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 57

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$859,008,721		$	– 0	–	$859,008,721
Short-Term Municipal Notes		– 0	–	137,279,301			– 0	–	137,279,301
Asset-Backed Securities		– 0	–	4,748,406			– 0	–	4,748,406
Commercial Mortgage-Backed Securities		– 0	–	3,130,835			– 0	–	3,130,835
Collateralized Mortgage Obligations		– 0	–	2,424,416			– 0	–	2,424,416
Corporates—Investment Grade		– 0	–	1,579,681			– 0	–	1,579,681
Warrants		– 0	–	– 0	–		0	(a)	– 0	–
Investment Companies		30,907,169		– 0	–		– 0	–	30,907,169

Total Investments in Securities		30,907,169		1,008,171,360			0	(a)	1,039,078,529
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	45,200			– 0	–	45,200	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	132,911			– 0	–	132,911	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(314,638)			– 0	–	(314,638	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(15,298)			– 0	–	(15,298	)(c)

Total		$30,907,169		$1,008,019,535			$0	(a)	$1,038,926,704

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses

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NOTES TO FINANCIAL STATEMENTS (continued)

from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and open prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 59

NOTES TO FINANCIAL STATEMENTS (continued)

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .27% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $34,043.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$138	$482,689	$451,920	$30,907	$673

During the year ended November 30, 2025, the Adviser reimbursed the Fund $2,723 for trading losses incurred due to a trade entry error.

60 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$450,297,165	$241,300,119
U.S. government securities	1,000,000	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$98,103,263		$6,028,505
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,032,214,182

Gross unrealized appreciation	$9,084,577
Gross unrealized depreciation	(2,082,985)

Net unrealized appreciation	$7,001,592

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 61

NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, or inflation, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain(loss) on swaps on the statement of operations, in addition to any realized gain(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price

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NOTES TO FINANCIAL STATEMENTS (continued)

Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/

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NOTES TO FINANCIAL STATEMENTS (continued)

performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2025, the Fund held credit default swaps for hedging purposes.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$55,965	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	178,111	*	Payable for variation margin on centrally cleared swaps	15,298	*

Total		$178,111			$71,263

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This	amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(288,980)	$103,600

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(14,112)	(55,965)

Total		$(303,092)	$47,635

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$26,929,385
Centrally Cleared Inflation Swaps:
Average notional amount	$37,615,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,158,571	(a)

(a)	Positions were open for seven months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	17,700,000	16,900,000	$444,735,955	$423,947,895

Shares redeemed	(2,200,000)	(2,700,000)	(54,940,450)	(67,573,970)

Net increase	15,500,000	14,200,000	$389,795,505	$356,373,925

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such

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NOTES TO FINANCIAL STATEMENTS (continued)

as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income

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NOTES TO FINANCIAL STATEMENTS (continued)

security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Variable and Floating-Rate Securities Risk—Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specific formula. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in the prevailing market

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NOTES TO FINANCIAL STATEMENTS (continued)

interest rates. The value of the security may rise or fall depending on changes in interest rates between periodic resets.

When-Issued and Forward Commitment Risks—These securities are purchased before the securities are actually issued or delivered. These securities are subject to the risk that, when delivered, they will be worth less than the agreed-upon purchase price.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,495,094	$1,688,107

Total taxable distributions	1,495,094	1,688,107
Tax-exempt distributions	24,000,772	13,885,701

Total distributions paid	$25,495,866	$15,573,808

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$3,019,925
Accumulated capital and other losses	(1,087,788	)(a)
Unrealized appreciation (depreciation)	7,001,592	(b)

Total accumulated earnings (deficit)	$8,933,729

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $1,087,788.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $1,087,788, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended November 30,	September 14, 2022(a) to November 30, 2022
2025	2024	2023

Net asset value, beginning of period	$ 25.21	$ 25.01	$ 24.97	$ 25.00

Income From Investment Operations

Net investment income(b)(c)	.84	.87	.86	.16

Net realized and unrealized gain (loss) on investment transactions	.06	.14	(.03)	(.10)

Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.90	1.01	.83	.06

Less: Dividends

Dividends from net investment income	(.83)	(.81)	(.79)	(.09)

Net asset value, end of period	$ 25.28	$ 25.21	$ 25.01	$ 24.97

Total Return(e)

Total investment return based on net asset value	3.64%	4.14%	3.41%	.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,044,153	$650,594	$290,121	$47,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.27%	.27%	.27%	.27	%^

Expenses, before waivers/reimbursements	.27%	.27%	.27%	.27	%^

Net investment income(c)	3.37%	3.49%	3.46%	2.99	%^

Portfolio turnover rate(f)	35%	29%	25%	11%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 73

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Tax-Aware Short Duration Municipal ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

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2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 85.56% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $1,474,163 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Short Duration Municipal ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 77

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

78 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed,

ABFunds.com	AB Tax-Aware Short Duration Municipal ETF 79

and generally must be priced to compete with larger, more established funds resulting in lack of to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was close to the median of a peer group and above the median of a peer universe. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

80 AB Tax-Aware Short Duration Municipal ETF	ABFunds.com

AB TAX-AWARE SHORT DURATION MUNICIPAL ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-TASDM-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US HIGH DIVIDEND ETF

(NYSE: HIDV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 32.3%
Communications Equipment – 0.2%
Cisco Systems, Inc.	3,732	$287,140

Electronic Equipment, Instruments & Components – 0.5%
Avnet, Inc.	13,842	657,633

Semiconductors & Semiconductor Equipment – 14.7%
Broadcom, Inc.	8,081	3,256,320
Cirrus Logic, Inc.(a)	5,425	652,845
Lam Research Corp.	10,120	1,578,720
Micron Technology, Inc.	7,653	1,809,781
NVIDIA Corp.	62,489	11,060,553
Skyworks Solutions, Inc.	16,444	1,084,482

		19,442,701

Software – 8.4%
Microsoft Corp.	19,357	9,523,837
Oracle Corp.	8,325	1,681,234

		11,205,071

Technology Hardware, Storage & Peripherals – 8.5%
Apple, Inc.	36,441	10,161,573
HP, Inc.	44,499	1,086,666

		11,248,239

		42,840,784

Financials – 18.2%
Banks – 5.2%
Bank of America Corp.	25,596	1,373,225
Citigroup, Inc.	14,481	1,500,232
Citizens Financial Group, Inc.	9,096	492,094
First Hawaiian, Inc.	9,014	224,629
JPMorgan Chase & Co.	2,887	903,862
NU Holdings Ltd./Cayman Islands – Class A(a)	36,719	638,543
TFS Financial Corp.	36,957	526,637
US Bancorp	24,755	1,214,233
Zions Bancorp NA	837	44,553

		6,918,008

Capital Markets – 6.3%
Blackstone, Inc.	3,687	539,851
Franklin Resources, Inc.	48,005	1,084,433
Goldman Sachs Group, Inc. (The)	2,012	1,661,992
Invesco Ltd.	45,703	1,117,438
Janus Henderson Group PLC	14,714	643,149
Jefferies Financial Group, Inc.	11,770	677,481

ABFunds.com	AB US High Dividend ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Morgan Stanley	9,243	$1,568,167
T. Rowe Price Group, Inc.	10,686	1,094,033

		8,386,544

Consumer Finance – 1.0%
Ally Financial, Inc.	16,537	682,978
OneMain Holdings, Inc.	10,748	666,699

		1,349,677

Financial Services – 2.3%
Berkshire Hathaway, Inc. – Class B(a)	2,085	1,071,294
MGIC Investment Corp.	17,615	499,385
UWM Holdings Corp.	124,446	728,009
Visa, Inc. – Class A	667	223,072
Western Union Co. (The)(b)	62,399	548,487

		3,070,247

Insurance – 1.4%
Lincoln National Corp.	15,808	650,341
Prudential Financial, Inc.	10,376	1,123,202

		1,773,543

Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp.(b)	61,727	647,516
Annaly Capital Management, Inc.	28,388	647,247
Rithm Capital Corp.	57,374	659,227
Starwood Property Trust, Inc.	35,700	654,738

		2,608,728

		24,106,747

Communication Services – 9.0%
Diversified Telecommunication Services – 1.0%
Verizon Communications, Inc.	34,184	1,405,304

Interactive Media & Services – 7.0%
Alphabet, Inc. – Class A	15,579	4,988,084
Alphabet, Inc. – Class C	6,868	2,198,584
Meta Platforms, Inc. – Class A	3,146	2,038,451

		9,225,119

Media – 0.5%
Nexstar Media Group, Inc.	3,252	624,839

Wireless Telecommunication Services – 0.5%
Millicom International Cellular SA(b)	12,204	647,667

		11,902,929

Health Care – 7.7%
Biotechnology – 1.7%
AbbVie, Inc.	6,159	1,402,404
Gilead Sciences, Inc.	6,820	858,229

		2,260,633

2 AB US High Dividend ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co.	26,656	$1,311,475
Eli Lilly & Co.	2,740	2,946,788
Johnson & Johnson	379	78,423
Merck & Co., Inc.	15,838	1,660,297
Perrigo Co. PLC	41,027	547,710
Pfizer, Inc.	52,509	1,351,582

		7,896,275

		10,156,908

Consumer Discretionary – 6.6%
Automobile Components – 0.1%
Lear Corp.	903	96,946

Automobiles – 1.4%
General Motors Co.	2,124	156,156
Tesla, Inc.(a)	3,877	1,667,769

		1,823,925

Broadline Retail – 3.6%
Amazon.com, Inc.(a)	17,597	4,103,972
Macy’s, Inc.	31,541	705,257

		4,809,229

Leisure Products – 0.7%
Hasbro, Inc.	11,265	930,489

Specialty Retail – 0.8%
Best Buy Co., Inc.	13,731	1,088,594

		8,749,183

Utilities – 5.7%
Electric Utilities – 2.2%
Edison International	18,232	1,073,683
Eversource Energy	16,695	1,121,570
Pinnacle West Capital Corp.	7,690	698,713

		2,893,966

Gas Utilities – 0.5%
UGI Corp.	17,132	677,571

Independent Power and Renewable Electricity Producers – 1.3%
AES Corp. (The)	76,673	1,078,022
Clearway Energy, Inc. – Class A	19,142	654,657

		1,732,679

Multi-Utilities – 1.7%
Consolidated Edison, Inc.	10,799	1,083,788
Public Service Enterprise Group, Inc.	13,728	1,146,562

		2,230,350

		7,534,566

ABFunds.com	AB US High Dividend ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 5.4%
Health Care REITs – 0.5%
Omega Healthcare Investors, Inc.	14,210	$652,523

Hotel & Resort REITs – 1.2%
Host Hotels & Resorts, Inc.	60,047	1,058,628
Park Hotels & Resorts, Inc.	48,690	526,826

		1,585,454

Office REITs – 0.4%
Highwoods Properties, Inc.	18,456	513,077

Retail REITs – 0.1%
NNN REIT, Inc.	2,873	118,799

Specialized REITs – 3.2%
EPR Properties	12,292	642,503
Gaming & Leisure Properties, Inc.	14,251	620,346
Lamar Advertising Co. – Class A	5,236	693,194
Millrose Properties, Inc.	20,768	632,594
Rayonier, Inc.	27,363	607,732
VICI Properties, Inc.	37,821	1,090,001

		4,286,370

		7,156,223

Industrials – 5.0%
Aerospace & Defense – 1.2%
Huntington Ingalls Industries, Inc.	2,762	866,218
RTX Corp.	4,182	731,474

		1,597,692

Air Freight & Logistics – 0.2%
United Parcel Service, Inc. – Class B	3,650	349,633

Construction & Engineering – 0.5%
Comfort Systems USA, Inc.	722	705,351

Electrical Equipment – 0.1%
Vertiv Holdings Co. – Class A	612	109,995

Machinery – 2.0%
Mueller Industries, Inc.	5,976	656,583
Snap-on, Inc.	2,456	835,163
Stanley Black & Decker, Inc.	15,698	1,122,721

		2,614,467

Passenger Airlines – 0.1%
Southwest Airlines Co.	3,762	130,955

Professional Services – 0.4%
Robert Half, Inc.	18,681	505,134

4 AB US High Dividend ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.5%
MSC Industrial Direct Co., Inc. – Class A	7,204	$640,868

		6,654,095

Consumer Staples – 3.7%
Beverages – 1.1%
PepsiCo, Inc.	9,906	1,473,419

Food Products – 1.6%
Conagra Brands, Inc.	57,414	1,024,840
Flowers Foods, Inc.	48,437	519,729
Smithfield Foods, Inc.	29,432	636,025

		2,180,594

Tobacco – 1.0%
Altria Group, Inc.	21,389	1,262,165

		4,916,178

Materials – 3.7%
Chemicals – 1.6%
FMC Corp.	40,003	571,643
LyondellBasell Industries NV – Class A	17,728	868,495
Scotts Miracle-Gro Co. (The)	11,955	676,892

		2,117,030

Containers & Packaging – 0.6%
Amcor PLC	94,793	807,636

Metals & Mining – 1.5%
Anglogold Ashanti PLC	7,995	685,012
Newmont Corp.	13,824	1,254,251

		1,939,263

		4,863,929

Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
Antero Midstream Corp.	36,099	650,143
Chevron Corp.	11,069	1,672,858
Exxon Mobil Corp.	905	104,907
HF Sinclair Corp.	11,746	621,481

		3,049,389

Total Common Stocks (cost $118,085,802)		131,930,931

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $227,810)	227,810	227,810

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $118,313,612)		132,158,741

ABFunds.com	AB US High Dividend ETF 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $41,602)	41,602	$41,602

Total Investments – 99.8% (cost $118,355,214)		132,200,343
Other assets less liabilities – 0.2%		230,378

Net Assets – 100.0%		$132,430,721

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

6 AB US High Dividend ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $118,085,802)	$131,930,931	(a)
Affiliated issuers (cost $269,412—including investment of cash collateral for securities loaned of $41,602)	269,412
Cash	1,471
Unaffiliated dividends receivable	304,675
Affiliated dividends receivable	816
Receivable due from Adviser	45

Total assets	132,507,350

Liabilities
Payable for collateral received on securities loaned	41,602
Advisory fee payable	35,027

Total liabilities	76,629

Net Assets	$132,430,721

Composition of Net Assets
Capital stock, at par	$164
Additional paid-in capital	120,460,607
Distributable earnings	11,969,950

Net Assets	$132,430,721

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 1,640,020 shares outstanding)	$80.75

(a)	Includes securities on loan with a value of $1,730,569 (see Note E).

See notes to financial statements.

ABFunds.com	AB US High Dividend ETF 7

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,397)	$2,184,506
Affiliated issuers	5,996
Interest	681
Securities lending income, net	1,850	$2,193,033

Expenses
Advisory fee (see Note B)	263,236

Total expenses before bank overdraft expense	263,236
Bank overdraft expense	48

Total expenses	263,284
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(347)

Net expenses		262,937

Net investment income		1,930,096

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,398,433)
In-kind redemptions		4,134,375
Net change in unrealized appreciation (depreciation) of investments		10,721,801

Net gain on investment transactions		12,457,743

Net Increase in Net Assets from Operations		$14,387,839

See notes to financial statements.

8 AB US High Dividend ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase in Net Assets from Operations
Net investment income	$1,930,096	$385,578
Net realized gain on investment transactions	1,735,942	1,400,025
Net change in unrealized appreciation (depreciation) of investments	10,721,801	2,582,443

Net increase in net assets from operations	14,387,839	4,368,046
Distribution to Shareholders	(1,465,698)	(285,495)
Transactions in Shares of the Fund
Net increase	94,051,226	14,636,368

Total increase	106,973,367	18,718,919
Net Assets
Beginning of period	25,457,354	6,738,435

End of period	$132,430,721	$25,457,354

See notes to financial statements.

ABFunds.com	AB US High Dividend ETF 9

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US High Dividend ETF (the “Fund”), a non-diversified portfolio. The Fund commenced investment operations on March 22, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs

10 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best

ABFunds.com	AB US High Dividend ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$131,930,931		$	– 0	–	$	– 0	–	$131,930,931
Short-Term Investments	227,810			– 0	–		– 0	–	227,810
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	41,602			– 0	–		– 0	–	41,602

Total Investments in Securities	132,200,343			– 0	–		– 0	–	132,200,343
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$132,200,343		$	– 0	–	$	– 0	–	$132,200,343

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

12 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on

ABFunds.com	AB US High Dividend ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Advisor a unitary advisory fee at an annual rate of .35% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 9, 2025, the fund paid the Advisor a unitary advisory fee at annual rate of .45% of the Fund’s average daily net assets.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $303.

14 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$57		$2,442	$2,272	$227	$6
AB Government Money Market Portfolio*	– 0	–	3,985	3,943	42	0	**

Total					$269	$6

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$132,774,750		$132,226,957
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$124,361,694		$30,661,436
U.S. government securities	– 0	–	– 0	–

ABFunds.com	AB US High Dividend ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$119,365,291

Gross unrealized appreciation	$16,028,415
Gross unrealized depreciation	(3,193,363)

Net unrealized appreciation	$12,835,052

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative

16 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 1,730,569	$41,602	$1,736,534	$1,793	$57	$44

*	As of November 30, 2025.

ABFunds.com	AB US High Dividend ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	1,700,000	380,000	$124,741,662	$25,475,234

Shares redeemed	(400,000)	(160,000)	(30,690,436)	(10,838,866)

Net increase	1,300,000	220,000	$94,051,226	$14,636,368

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Dividend Paying Securities Risk—The Fund invests in securities that pay dividends. There can be no assurance that dividends will be declared or paid on

18 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities held by the Fund in the future, or that dividends will remain at current levels or increase.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Quantitative Models—The Adviser uses quantitative models to identify investment opportunities. These models are based on the assumption that price movements in most markets display very similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Adviser recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the Adviser and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Adviser will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss.

ABFunds.com	AB US High Dividend ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

20 AB US High Dividend ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,465,698	$285,495

Total taxable distributions	$1,465,698	$285,495

ABFunds.com	AB US High Dividend ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$606,299
Accumulated capital and other losses	(1,471,401	)(a)
Unrealized appreciation (depreciation)	12,835,052	(b)

Total accumulated earnings (deficit)	$11,969,950

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $1,471,401.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to return of capital distributions received from underlying securities and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $1,468,167 and a net long-term capital loss carryforward of $3,234, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

22 AB US High Dividend ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,		March 22, 2023(a) to November 30, 2023
	2025	2024

Net asset value, beginning of period	$ 74.87	$ 56.14	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	2.02	1.87	1.05

Net realized and unrealized gain on investment transactions	5.68	18.49	5.79

Net increase in net asset value from operations	7.70	20.36	6.84

Less: Dividends

Dividends from net investment income	(1.82)	(1.63)	(.70)

Net asset value, end of period	$ 80.75	$ 74.87	$ 56.14

Total Return

Total investment return based on net asset value(d)	10.53%	36.89%	13.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$132,431	$25,457	$6,738

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.37%	.45%	.45	%^

Expenses, before waivers/reimbursements	.37%	.45%	.45	%^

Net investment income(c)	2.70%	2.83%	2.82	%^

Portfolio turnover rate(e)	181%	175%	100%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

ABFunds.com	AB US High Dividend ETF 23

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US High Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US High Dividend ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

24 AB US High Dividend ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB US High Dividend ETF 25

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For individual shareholders, the Fund designates 76.83% of dividends paid as qualified dividend income. For corporate shareholders, 74.54% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

26 AB US High Dividend ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB US High Dividend ETF (the “Fund”) at a meeting held in-person on November 4-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB US High Dividend ETF 27

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 and calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were also mindful that they had approved a reduction in the Fund’s advisory fee (a unitary fee) from 0.45% to 0.35% earlier in 2025. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

28 AB US High Dividend ETF	ABFunds.com

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and noted that it was lower than the median. The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser

ABFunds.com	AB US High Dividend ETF 29

in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect the reduction in the Fund’s advisory fee earlier in 2025. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s pro forma expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

30 AB US High Dividend ETF	ABFunds.com

NOTES

ABFunds.com	AB US High Dividend ETF 31

NOTES

32 AB US High Dividend ETF	ABFunds.com

AB US HIGH DIVIDEND ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-UHD-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US LARGE CAP STRATEGIC

EQUITIES ETF

(NYSE: LRGC)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Information Technology – 31.4%
Communications Equipment – 0.5%
Motorola Solutions, Inc.	9,809	$3,626,191

Semiconductors & Semiconductor Equipment – 14.9%
Applied Materials, Inc.	24,382	6,150,360
ASML Holding NV (REG)	2,578	2,732,680
Broadcom, Inc.	63,468	25,575,065
NVIDIA Corp.	280,797	49,701,069
NXP Semiconductors NV	29,239	5,699,851
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	35,644	10,390,582

		100,249,607

Software – 11.3%
HubSpot, Inc.(a)	5,765	2,117,600
Intuit, Inc.	12,383	7,851,813
Microsoft Corp.	106,446	52,372,497
Oracle Corp.	48,176	9,729,143
ServiceNow, Inc.(a)	4,718	3,832,950

		75,904,003

Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	113,959	31,777,467

		211,557,268

Financials – 14.9%
Banks – 3.4%
Bank of America Corp.	187,900	10,080,835
Wells Fargo & Co.	151,444	13,001,467

		23,082,302

Capital Markets – 5.1%
Charles Schwab Corp. (The)	145,481	13,490,453
Goldman Sachs Group, Inc. (The)	15,567	12,858,965
S&P Global, Inc.	15,710	7,836,619

		34,186,037

Consumer Finance – 1.0%
Capital One Financial Corp.	30,413	6,662,576

Financial Services – 3.1%
Visa, Inc. – Class A	62,124	20,776,751

Insurance – 2.3%
Everest Group Ltd.	10,141	3,187,215
Marsh & McLennan Cos., Inc.	21,385	3,923,078
Progressive Corp. (The)	20,736	4,744,190
Willis Towers Watson PLC	12,270	3,938,670

		15,793,153

		100,500,819

ABFunds.com	AB US Large Cap Strategic Equities ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 12.3%
Entertainment – 1.7%
Walt Disney Co. (The)	108,979	$11,385,036

Interactive Media & Services – 9.7%
Alphabet, Inc. – Class C	130,049	41,631,286
Meta Platforms, Inc. – Class A	36,222	23,470,045

		65,101,331

Wireless Telecommunication Services – 0.9%
T-Mobile US, Inc.	29,147	6,092,014

		82,578,381

Health Care – 10.4%
Biotechnology – 1.0%
Vertex Pharmaceuticals, Inc.(a)	15,278	6,624,694

Health Care Equipment & Supplies – 2.1%
Medtronic PLC	75,690	7,972,428
Stryker Corp.	16,350	6,068,793

		14,041,221

Health Care Providers & Services – 2.3%
Labcorp Holdings, Inc.	19,363	5,204,387
UnitedHealth Group, Inc.	31,378	10,347,523

		15,551,910

Life Sciences Tools & Services – 3.2%
IQVIA Holdings, Inc.(a)	39,593	9,106,786
Thermo Fisher Scientific, Inc.	20,344	12,019,845

		21,126,631

Pharmaceuticals – 1.8%
Eli Lilly & Co.	5,207	5,599,972
Merck & Co., Inc.	44,262	4,639,986
Roche Holding AG (Sponsored ADR)	44,164	2,112,364

		12,352,322

		69,696,778

Industrials – 9.3%
Aerospace & Defense – 1.9%
Hexcel Corp.	52,741	4,020,446
RTX Corp.	50,179	8,776,809

		12,797,255

Building Products – 0.8%
Otis Worldwide Corp.	60,484	5,374,003

Commercial Services & Supplies – 0.8%
Veralto Corp.	56,248	5,693,423

Electrical Equipment – 2.4%
Eaton Corp. PLC	27,191	9,405,095
GE Vernova, Inc.	11,596	6,954,933

		16,360,028

2 AB US Large Cap Strategic Equities ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ground Transportation – 1.3%
CSX Corp.	240,103	$8,490,042

Machinery – 1.1%
Deere & Co.	15,474	7,187,518

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	30,939	2,582,169

Trading Companies & Distributors – 0.6%
United Rentals, Inc.	5,103	4,159,864

		62,644,302

Consumer Discretionary – 8.6%
Broadline Retail – 4.8%
Amazon.com, Inc.(a)	139,308	32,489,412

Hotels, Restaurants & Leisure – 0.4%
Hyatt Hotels Corp. – Class A(b)	17,701	2,909,867

Specialty Retail – 3.4%
AutoZone, Inc.(a)	2,120	8,383,180
Home Depot, Inc. (The)	21,250	7,584,550
TJX Cos., Inc. (The)	44,772	6,801,762

		22,769,492

		58,168,771

Consumer Staples – 4.5%
Beverages – 1.3%
Coca-Cola Co. (The)	122,267	8,940,163

Consumer Staples Distribution & Retail – 3.2%
Costco Wholesale Corp.	2,315	2,114,961
Dollar Tree, Inc.(a)	53,587	5,937,976
Walmart, Inc.	118,077	13,048,689

		21,101,626

		30,041,789

Energy – 2.0%
Energy Equipment & Services – 0.8%
Baker Hughes Co.	114,987	5,772,347

Oil, Gas & Consumable Fuels – 1.2%
EOG Resources, Inc.	73,946	7,975,076

		13,747,423

Utilities – 1.9%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	66,006	8,169,562

Multi-Utilities – 0.7%
Ameren Corp.	46,054	4,897,843

		13,067,405

ABFunds.com	AB US Large Cap Strategic Equities ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 1.8%
Chemicals – 1.8%
Corteva, Inc.	97,511	$6,579,067
Linde PLC	13,194	5,413,762

		11,992,829

Real Estate – 1.4%
Specialized REITs – 1.4%
Digital Realty Trust, Inc.	27,706	4,436,285
Extra Space Storage, Inc.	35,450	4,720,876

		9,157,161

Total Common Stocks (cost $558,664,925)		663,152,926

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(c)(d)(e) (cost $9,256,065)	9,256,065	9,256,065

Total Investments – 99.9% (cost $567,920,990)		672,408,991
Other assets less liabilities – 0.1%		351,268

Net Assets – 100.0%		$672,760,259

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

4 AB US Large Cap Strategic Equities ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $558,664,925)	$663,152,926	(a)
Affiliated issuers (cost $9,256,065)	9,256,065
Cash	1,856
Unaffiliated dividends receivable	514,896
Affiliated dividends receivable	27,079
Receivable due from Adviser	1,549

Total assets	672,954,371

Liabilities
Advisory fee payable	194,112

Total liabilities	194,112

Net Assets	$672,760,259

Composition of Net Assets
Capital stock, at par	$863
Additional paid-in capital	574,503,802
Distributable earnings	98,255,594

Net Assets	$672,760,259

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 8,625,020 shares outstanding)	$78.00

(a)	Includes securities on loan with a value of $2,579,443 (see Note E).

See notes to financial statements.

ABFunds.com	AB US Large Cap Strategic Equities ETF 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $42,029)	$4,723,491
Affiliated issuers	299,824
Interest	56
Securities lending income, net	6,265	$5,029,636

Expenses
Advisory fee (see Note B)	1,845,796

Total expenses before bank overdraft expense	1,845,796
Bank overdraft expense	109

Total expenses	1,845,905
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(16,209)

Net expenses		1,829,696

Net investment income		3,199,940

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(9,272,011)
In-kind redemptions		8,977,834
Foreign currency transactions		(44)
Net change in unrealized appreciation (depreciation) of:
Investments		68,986,140
Foreign currency denominated assets and liabilities		(5)

Net gain on investment and foreign currency transactions		68,691,914

Net Increase in Net Assets from Operations		$71,891,854

See notes to financial statements.

6 AB US Large Cap Strategic Equities ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,199,940	$966,355
Net realized gain (loss) on investment and foreign currency transactions	(294,221)	663,998
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	68,986,135	33,947,179

Net increase in net assets from operations	71,891,854	35,577,532
Distribution to Shareholders	(1,173,105)	(74,652)
Transactions in Shares of the Fund
Net increase	342,084,086	187,042,367

Total increase	412,802,835	222,545,247
Net Assets
Beginning of period	259,957,424	37,412,177

End of period	$672,760,259	$259,957,424

See notes to financial statements.

ABFunds.com	AB US Large Cap Strategic Equities ETF 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Large Cap Strategic Equities ETF (the “Fund”), a non-diversified portfolio. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent

8 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level

ABFunds.com	AB US Large Cap Strategic Equities ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$663,152,926		$	– 0	–	$	– 0	–	$663,152,926
Short-Term Investments	9,256,065			– 0	–		– 0	–	9,256,065

Total Investments in Securities	672,408,991			– 0	–		– 0	–	672,408,991
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$672,408,991		$	– 0	–	$	– 0	–	$672,408,991

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ABFunds.com	AB US Large Cap Strategic Equities ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .39% of the Fund’s average daily net assets. Prior to May 9, 2025, the Fund paid the Adviser a unitary advisory fee at an annual rate of .48% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $14,965.

12 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$4,578		$31,700	$27,022	$9,256		$300
AB Government Money Market Portfolio*	– 0	–	6,336	6,336	– 0	–	6

Total					$9,256		$306

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$117,741,810		$93,194,423
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$351,718,181		$36,996,599
U.S. government securities	– 0	–	– 0	–

ABFunds.com	AB US Large Cap Strategic Equities ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$567,996,875

Gross unrealized appreciation	$116,159,963
Gross unrealized depreciation	(11,747,847)

Net unrealized appreciation	$104,412,116

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee

14 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 2,579,443	$ – 0 –	$ 2,659,401	$ 600	$ 5,665	$ 1,244

*	As of November 30, 2025.

NOTE F

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares

ABFunds.com	AB US Large Cap Strategic Equities ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	5,490,000	3,075,000	$384,634,157	$191,117,853

Shares redeemed	(600,000)	(60,000)	(42,550,071)	(4,075,486)

Net increase	4,890,000	3,015,000	$342,084,086	$187,042,367

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

16 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing as per prospectus.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to

ABFunds.com	AB US Large Cap Strategic Equities ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 24, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,173,105	$74,652

Total taxable distributions	$1,173,105	$74,652

18 AB US Large Cap Strategic Equities ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary income	$2,963,089
Accumulated capital and other losses	(9,119,611	)(a)
Unrealized appreciation (depreciation)	104,412,116	(b)

Total accumulated earnings (deficit)	$98,255,594

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $9,119,611.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $5,490,247 and a net long-term capital loss carryforward of $3,629,364, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind and prior year post-financial statement adjustment resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB US Large Cap Strategic Equities ETF 19

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,		September 20 2023(a) to November 30, 2023
	2025	2024

Net asset value, beginning of period	$ 69.60	$ 51.96	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.51	.47	.12

Net realized and unrealized gain on investment transactions	8.20	17.26	1.84

Net increase in net asset value from operations	8.71	17.73	1.96

Less: Dividends

Dividends from net investment income	(.31)	(.09)	– 0	–

Net asset value, end of period	$ 78.00	$ 69.60	$ 51.96

Total Return

Total investment return based on net asset value(d)	12.57%	34.20%	3.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$672,760	$259,957	$37,412

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.41%	.48%	.48	%^

Expenses, before waivers/reimbursements	.42%	.48%	.48	%^

Net investment income(c)	.72%	.76%	1.24	%^

Portfolio turnover rate(e)	21%	19%	4%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See notes to financial statements.

20 AB US Large Cap Strategic Equities ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US Large Cap Strategic Equities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Large Cap Strategic Equities ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from September 20, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 20, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

ABFunds.com	AB US Large Cap Strategic Equities ETF 21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

22 AB US Large Cap Strategic Equities ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 6.72% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

The Fund designates $14,058 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB US Large Cap Strategic Equities ETF 23

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Active ETFs, Inc. (the “Company”) held in-person on May 6-8, 2025 (the “Meeting”), the Adviser recommended an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Advisory Agreement”) to effect a fee reduction in respect of AB US Large Cap Strategic Equities ETF (the “Fund”). The amendment would reduce the Fund’s advisory fee from 0.48% to 0.39%, effective May 9, 2025.

At the recommendation of the Adviser, the disinterested directors (the “directors”) unanimously approved the Amended Advisory Agreement. At the Meeting, the directors also approved the continuance of the Amended Advisory Agreement for an additional annual term.

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approvals in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the

24 AB US Large Cap Strategic Equities ETF	ABFunds.com

proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 and calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the

ABFunds.com	AB US Large Cap Strategic Equities ETF 25

Fund was not profitable to the Adviser in the periods reviewed and would not have been profitable if the reduced advisory fee approved at the Meeting had been in effect during those periods.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the 15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended February 28, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Advisory Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may,

26 AB US Large Cap Strategic Equities ETF	ABFunds.com

in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s pro forma total expense ratio (pertaining to the Adviser’s proposed fee reduction) in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s pro forma expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s pro forma expense ratio was below the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund in the Amended Advisory Agreement does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and

ABFunds.com	AB US Large Cap Strategic Equities ETF 27

received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

28 AB US Large Cap Strategic Equities ETF	ABFunds.com

AB US LARGE CAP STRATEGIC EQUITIES ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ULCSE-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB US LOW VOLATILITY

EQUITY ETF

(NYSE: LOWV)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%
Information Technology – 32.2%
Communications Equipment – 2.5%
Cisco Systems, Inc.	35,023	$2,694,669
Motorola Solutions, Inc.	3,863	1,428,074

		4,122,743

IT Services – 0.4%
Amdocs Ltd.	8,534	652,680

Semiconductors & Semiconductor Equipment – 11.2%
Analog Devices, Inc.	7,500	1,990,050
Broadcom, Inc.	15,801	6,367,171
NVIDIA Corp.	41,866	7,410,282
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	9,907	2,887,990

		18,655,493

Software – 12.6%
Intuit, Inc.	3,988	2,528,711
Microsoft Corp.	27,134	13,350,199
Nice Ltd. (Sponsored ADR)(a)	9,235	979,557
Oracle Corp.	4,543	917,459
Roper Technologies, Inc.	2,007	895,564
ServiceNow, Inc.(a)	2,957	2,402,296

		21,073,786

Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	32,611	9,093,577

		53,598,279

Financials – 14.6%
Banks – 3.6%
Bank of America Corp.	48,322	2,592,475
JPMorgan Chase & Co.	8,356	2,616,097
M&T Bank Corp.	4,199	798,734

		6,007,306

Capital Markets – 3.1%
Cboe Global Markets, Inc.	6,923	1,787,311
CME Group, Inc.	2,114	595,006
MSCI, Inc.	1,215	684,920
S&P Global, Inc.	4,324	2,156,941

		5,224,178

Financial Services – 3.9%
Corpay, Inc.(a)	2,859	845,692
Mastercard, Inc. – Class A	3,653	2,011,086
Visa, Inc. – Class A	10,918	3,651,416

		6,508,194

ABFunds.com	AB US Low Volatility Equity ETF 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 4.0%
American Financial Group, Inc./OH	5,238	$721,377
Everest Group Ltd.	1,293	406,377
Hanover Insurance Group, Inc. (The)	4,380	812,709
Marsh & McLennan Cos., Inc.	6,247	1,146,012
Reinsurance Group of America, Inc. – Class A	2,543	482,840
Travelers Cos., Inc. (The)	6,264	1,834,475
Willis Towers Watson PLC	3,596	1,154,316

		6,558,106

		24,297,784

Health Care – 12.3%
Biotechnology – 3.4%
AbbVie, Inc.	11,255	2,562,763
Gilead Sciences, Inc.	24,396	3,069,993

		5,632,756

Health Care Equipment & Supplies – 1.1%
Medtronic PLC	17,345	1,826,949

Health Care Providers & Services – 2.9%
McKesson Corp.	4,144	3,651,361
UnitedHealth Group, Inc.	3,752	1,237,297

		4,888,658

Life Sciences Tools & Services – 0.7%
Thermo Fisher Scientific, Inc.	1,841	1,087,718

Pharmaceuticals – 4.2%
Eli Lilly & Co.	2,780	2,989,807
Merck & Co., Inc.	29,843	3,128,442
Zoetis, Inc.	7,108	911,103

		7,029,352

		20,465,433

Industrials – 10.0%
Aerospace & Defense – 2.4%
BAE Systems PLC (Sponsored ADR)	17,283	1,481,326
L3Harris Technologies, Inc.	9,316	2,596,276

		4,077,602

Commercial Services & Supplies – 0.3%
Veralto Corp.	4,793	485,147

Construction & Engineering – 0.5%
Stantec, Inc.	9,295	897,525

Electrical Equipment – 0.4%
Eaton Corp. PLC	1,848	639,205

Professional Services – 6.4%
Automatic Data Processing, Inc.	4,211	1,075,068
Experian PLC (Sponsored ADR)	32,574	1,433,582
Genpact Ltd.	15,528	684,164

2 AB US Low Volatility Equity ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Jacobs Solutions, Inc.	6,622	$892,712
Leidos Holdings, Inc.	12,971	2,478,758
RELX PLC (Sponsored ADR)	38,221	1,536,866
SS&C Technologies Holdings, Inc.	19,568	1,681,674
Wolters Kluwer NV (Sponsored ADR)	7,649	815,001

		10,597,825

		16,697,304

Communication Services – 9.3%
Entertainment – 1.0%
Netflix, Inc.(a)	15,162	1,631,128

Interactive Media & Services – 7.5%
Alphabet, Inc. – Class C	32,152	10,292,498
Meta Platforms, Inc. – Class A	3,534	2,289,856

		12,582,354

Media – 0.8%
New York Times Co. (The) – Class A	19,938	1,286,001

		15,499,483

Consumer Discretionary – 9.2%
Broadline Retail – 3.8%
Amazon.com, Inc.(a)	27,015	6,300,439

Diversified Consumer Services – 0.4%
ADT, Inc.	74,509	614,699

Hotels, Restaurants & Leisure – 2.9%
Booking Holdings, Inc.	323	1,587,445
Compass Group PLC (Sponsored ADR)	60,415	1,899,447
Yum! Brands, Inc.	9,065	1,388,849

		4,875,741

Specialty Retail – 2.1%
AutoZone, Inc.(a)	661	2,613,812
O’Reilly Automotive, Inc.(a)	8,323	846,449

		3,460,261

		15,251,140

Utilities – 3.8%
Electric Utilities – 2.4%
American Electric Power Co., Inc.	22,552	2,791,261
NextEra Energy, Inc.	14,440	1,246,028

		4,037,289

Multi-Utilities – 1.4%
Ameren Corp.	21,416	2,277,591

		6,314,880

Consumer Staples – 3.6%
Beverages – 1.3%
Coca-Cola Co. (The)	17,276	1,263,221
Monster Beverage Corp.(a)	12,168	912,478

		2,175,699

ABFunds.com	AB US Low Volatility Equity ETF 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 1.1%
Colgate-Palmolive Co.	15,822	$1,271,930
Procter & Gamble Co. (The)	4,567	676,647

		1,948,577

Tobacco – 1.2%
Philip Morris International, Inc.	12,441	1,959,209

		6,083,485

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Exxon Mobil Corp.	8,140	943,589
Shell PLC (ADR)	24,916	1,838,053

		2,781,642

Real Estate – 0.8%
Office REITs – 0.4%
COPT Defense Properties	22,662	696,404

Specialized REITs – 0.4%
Extra Space Storage, Inc.	4,572	608,853

		1,305,257

Total Common Stocks (cost $137,189,877)		162,294,687

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(b)(c)(d) (cost $4,058,825)	4,058,825	4,058,825

Total Investments – 99.9% (cost $141,248,702)		166,353,512
Other assets less liabilities – 0.1%		94,792

Net Assets – 100.0%		$166,448,304

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	Affiliated investments.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

4 AB US Low Volatility Equity ETF	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $137,189,877)	$162,294,687
Affiliated issuers (cost $4,058,825)	4,058,825
Cash	1,918
Unaffiliated dividends receivable	130,656
Affiliated dividends receivable	10,413
Receivable due from Adviser	525

Total assets	166,497,024

Liabilities
Advisory fee payable	48,720

Total liabilities	48,720

Net Assets	$166,448,304

Composition of Net Assets
Capital stock, at par	$210
Additional paid-in capital	145,171,961
Distributable earnings	21,276,133

Net Assets	$166,448,304

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 2,100,020 shares outstanding)	$79.26

See notes to financial statements.

ABFunds.com	AB US Low Volatility Equity ETF 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,235)	$1,524,241
Affiliated issuers	67,448
Interest	353
Securities lending income, net	3,062	$1,595,104

Expenses
Advisory fee (see Note B)	495,296

Total expenses before bank overdraft expense	495,296
Bank overdraft expense	71

Total expenses	495,367
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,468)

Net expenses		491,899

Net investment income		1,103,205

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,036,323)
In-kind redemptions		3,240,223
Foreign currency transactions		4
Net change in unrealized appreciation (depreciation) of investments		14,674,065

Net gain on investment and foreign currency transactions		13,877,969

Net Increase in Net Assets from Operations		$14,981,174

See notes to financial statements.

6 AB US Low Volatility Equity ETF	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025	Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,103,205	$443,278
Net realized gain (loss) on investment transactions and foreign currency transactions	(796,096)	253,875
Net change in unrealized appreciation (depreciation) of investments	14,674,065	9,088,077

Net increase in net assets from operations	14,981,174	9,785,230
Distribution to Shareholders	(1,066,987)	(317,880)
Transactions in Shares of the Fund
Net increase	75,816,262	52,231,037

Total increase	89,730,449	61,698,387
Net Assets
Beginning of period	76,717,855	15,019,468

End of period	$166,448,304	$76,717,855

See notes to financial statements.

ABFunds.com	AB US Low Volatility Equity ETF 7

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB US Low Volatility Equity ETF (the “Fund”), a non-diversified portfolio. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including flexible exchange-traded options (“Flex Options”), are generally valued using models that consider the terms of the option and relevant market inputs

8 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and are typically valued at transaction price on the trade date; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market

ABFunds.com	AB US Low Volatility Equity ETF 9

NOTES TO FINANCIAL STATEMENTS (continued)

participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$162,294,687		$	– 0	–	$	– 0	–	$162,294,687
Short-Term Investments	4,058,825			– 0	–		– 0	–	4,058,825

Total Investments in Securities	166,353,512			– 0	–		– 0	–	166,353,512
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$166,353,512		$	– 0	–	$	– 0	–	$166,353,512

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

ABFunds.com	AB US Low Volatility Equity ETF 11

NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .39% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 9, 2025, the fund paid the Advisor a unitary advisory fee at annual rate of .48% of the Fund’s average daily net assets.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $3,360.

12 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$546		$20,507	$16,994	$4,059		$67
AB Government Money Market Portfolio*	– 0	–	8,790	8,790	– 0	–	1

Total					$4,059		$68

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,523,363		$40,227,379
U.S. government securities	– 0	–	– 0	–

During the year ended November 30, 2025, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended November 30, 2025, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions (excluding U.S. government securities)	$77,517,240		$9,517,190
U.S. government securities	– 0	–	– 0	–

ABFunds.com	AB US Low Volatility Equity ETF 13

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$141,608,984

Gross unrealized appreciation	$27,953,343
Gross unrealized depreciation	(3,208,815)

Net unrealized appreciation	$24,744,528

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2025.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have

14 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2025 is as follows:

Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	AB Government Money Market Portfolio
								Income Earned	Advisory Fee Waived
$ – 0 –	$	– 0	–	$	– 0	–	$1,619	$1,443	$108

*	As of November 30, 2025.

NOTE F

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a

ABFunds.com	AB US Low Volatility Equity ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	1,190,000	820,000	$87,081,758	$53,679,497

Shares redeemed	(150,000)	(20,000)	(11,265,496)	(1,448,460)

Net increase	1,040,000	800,000	$75,816,262	$52,231,037

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Equity Securities Risk—The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies have additional risks because these companies may have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

16 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”) than on the NAV of a diversified fund.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s

ABFunds.com	AB US Low Volatility Equity ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 24, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,066,987	$317,880

Total taxable distributions paid	$1,066,987	$317,880

18 AB US Low Volatility Equity ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$214,449
Accumulated capital and other losses	(3,682,844	)(a)
Unrealized appreciation (depreciation)	24,744,528	(b)

Total accumulated earnings (deficit)	$21,276,133

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $3,682,844.
(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $2,752,039 and a net long-term capital loss carryforward of $930,805, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB US Low Volatility Equity ETF 19

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,		March 22, 2023(a) to November 30,
	2025	2024	2023

Net asset value, beginning of period	$ 72.37	$ 57.76	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	.69	.69	.47

Net realized and unrealized gain on investment transactions	6.92	14.51	7.56

Net increase in net asset value from operations	7.61	15.20	8.03

Less: Dividends

Dividends from net investment income	(.72)	(.59)	(.27)

Net asset value, end of period	$ 79.26	$ 72.37	$ 57.76

Total Return

Total investment return based on net asset value(d)	10.58%	26.47%	16.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$166,448	$76,718	$15,019

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.42%	.48%	.48	%^

Expenses, before waivers/reimbursements	.42%	.48%	.48	%^

Net investment income(c)	.93%	1.04%	1.24	%^

Portfolio turnover rate(e)	34%	30%	22%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See	notes to financial statements.

20 AB US Low Volatility Equity ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB US Low Volatility Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB US Low Volatility Equity ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 22, 2023 (commencement of operations) to November 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

ABFunds.com	AB US Low Volatility Equity ETF 21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

22 AB US Low Volatility Equity ETF	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2025. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 3.57% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest related dividends.

The Fund designates $37,395 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB US Low Volatility Equity ETF 23

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Active ETFs, Inc. (the “Company”) held in-person on May 6-8, 2025 (the “Meeting”), the Adviser recommended an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Advisory Agreement”) to effect a fee reduction in respect of AB US Low Volatility Equity ETF (the “Fund”). The amendment would reduce the Fund’s advisory fee from 0.48% to 0.39%, effective May 9, 2025.

At the recommendation of the Adviser, the disinterested directors (the “directors”) unanimously approved the Amended Advisory Agreement. At the Meeting, the directors also approved the continuance of the Amended Advisory Agreement for an additional annual term.

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approvals in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered

24 AB US Low Volatility Equity ETF	ABFunds.com

relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2023 and calendar year 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed and would not have been profitable if the reduced advisory fee approved at the Meeting had been in effect during those periods.

ABFunds.com	AB US Low Volatility Equity ETF 25

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors have received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the 15(c) service provider”), showing the performance of the Fund against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended February 28, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Advisory Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

26 AB US Low Volatility Equity ETF	ABFunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the Fund’s pro forma total expense ratio (pertaining to the Adviser’s proposed fee reduction) in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Fund’s pro forma expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others and, in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s pro forma expense ratio was below the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund in the Amended Advisory Agreement does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

ABFunds.com	AB US Low Volatility Equity ETF 27

respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

28 AB US Low Volatility Equity ETF	ABFunds.com

AB US LOW VOLATILITY EQUITY ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-ULVE-0151-1125

November 30, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB ULTRA SHORT INCOME ETF

(NYSE: YEAR)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2025

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 39.2%
United States – 39.2%
U.S. Treasury Notes 3.50%, 10/31/2027	$	81,423	$81,407,097
3.75%, 04/30/2027		35,227	35,315,067
3.875%, 03/31/2027		44,306	44,470,417
3.875%, 07/15/2028		36,967	37,320,786
3.94% (CME Term SOFR 3 Month + 0.16%), 04/30/2027(a)		45,000	44,992,482
3.962% (CME Term SOFR 3 Month + 0.18%), 07/31/2026(a)		111,000	110,994,941
4.00%, 03/31/2030		28,039	28,514,349
4.025% (CME Term SOFR 3 Month + 0.25%), 01/31/2026(a)		20,000	19,997,444
4.25%, 12/31/2026		62,295	62,696,511
4.25%, 02/15/2028		119,973	121,871,010

Total Governments - Treasuries (cost $583,684,405)			587,580,104

CORPORATES - INVESTMENT GRADE – 36.3%
Financial Institutions – 21.9%
Banking – 16.7%
ABN AMRO Bank NV 4.80%, 04/18/2026(b)		14,702	14,715,232
American Express Co. 4.90%, 02/13/2026		4,791	4,794,689
Bank of America Corp. 4.45%, 03/03/2026		19,527	19,516,846
Bank of Montreal 0.949%, 01/22/2027		6,200	6,170,054
Bank of Nova Scotia (The) 4.50%, 12/16/2025		11,940	11,940,597
Barclays PLC 4.375%, 01/12/2026		12,295	12,294,631
5.20%, 05/12/2026		14,273	14,321,385
BNP Paribas SA 4.375%, 05/12/2026(b)		15,464	15,451,320
BPCE SA 4.875%, 04/01/2026(b)		13,939	13,952,660
Capital One Financial Corp. 3.75%, 07/28/2026		1,346	1,341,787
4.50%, 01/30/2026		8,119	8,119,000
Capital One NA 4.25%, 03/13/2026		5,334	5,331,546
Citigroup, Inc. 4.60%, 03/09/2026		20,610	20,622,366

ABFunds.com	AB Ultra Short Income ETF 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 3.75%, 07/21/2026	$20,631	$20,557,554
Lloyds Banking Group PLC 4.582%, 12/10/2025	13,326	13,325,734
4.65%, 03/24/2026	1,491	1,491,268
Mitsubishi UFJ Financial Group, Inc. 3.85%, 03/01/2026	7,379	7,372,359
Nationwide Building Society 4.00%, 09/14/2026(b)	7,180	7,162,768
Nordea Bank Abp 1.50%, 09/30/2026(b)	2,192	2,147,480
Royal Bank of Canada Series G 4.65%, 01/27/2026	6,034	6,032,793
Societe Generale SA 4.25%, 08/19/2026(b)	7,378	7,357,342
UBS Group AG 4.125%, 04/15/2026(b)	7,159	7,157,926
US Bancorp 3.10%, 04/27/2026	1,424	1,418,660
Wells Fargo & Co. 4.10%, 06/03/2026	21,021	20,997,457
Western Union Co. (The) 1.35%, 03/15/2026	6,725	6,664,408

		250,257,862

Brokerage – 1.3%
Charles Schwab Corp. (The) 1.15%, 05/13/2026	5,000	4,936,250
Mizuho Markets Cayman LP 4.682% (SOFR + 0.53%), 01/09/2026(a)(b)	10,000	9,993,200
5.19% (SOFR + 1.10%), 01/09/2026(a)(b)	4,000	4,003,400
Nomura Holdings, Inc. 5.709%, 01/09/2026	1,213	1,214,480

		20,147,330

Finance – 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.75%, 01/30/2026	2,314	2,304,397
2.45%, 10/29/2026	5,148	5,069,545
Air Lease Corp. Series G 3.75%, 06/01/2026	7,472	7,451,601
Aircastle Ltd. 4.25%, 06/15/2026	7,564	7,559,083
Aviation Capital Group LLC 1.95%, 01/30/2026(b)	6,946	6,918,563
1.95%, 09/20/2026(b)	368	361,288

		29,664,477

2 AB Ultra Short Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Insurance – 1.4%
Athene Global Funding 5.62%, 05/08/2026(b)	$6,955	$6,994,226
Cigna Group (The) 1.25%, 03/15/2026	6,695	6,635,548
Elevance Health, Inc. 4.50%, 10/30/2026	6,795	6,819,870

		20,449,644

REITs – 0.5%
Equinix, Inc. 1.45%, 05/15/2026	7,382	7,288,396

		327,807,709

Industrial – 13.3%
Basic – 1.2%
ArcelorMittal SA 4.55%, 03/11/2026	6,500	6,500,650
BHP Billiton Finance USA Ltd. 6.42%, 03/01/2026	4,510	4,535,211
Westlake Corp. 3.60%, 08/15/2026	7,601	7,559,651

		18,595,512

Capital Goods – 0.9%
Boeing Co. (The) 2.196%, 02/04/2026	6,275	6,254,920
CNH Industrial Capital LLC 1.875%, 01/15/2026	7,398	7,374,622

		13,629,542

Communications - Media – 0.5%
Cox Communications, Inc. 3.35%, 09/15/2026(b)	7,220	7,173,648

Communications - Telecommunications – 0.5%
AT&T, Inc. 1.70%, 03/25/2026	7,238	7,181,471

Consumer Cyclical - Automotive – 0.7%
BMW US Capital LLC 2.80%, 04/11/2026(b)	1,100	1,094,434
Ford Motor Credit Co. LLC 6.95%, 06/10/2026	1,731	1,748,829
Series G 4.389%, 01/08/2026	1,853	1,852,370
General Motors Financial Co., Inc. 1.50%, 06/10/2026	5,604	5,522,294
Hyundai Capital America 1.30%, 01/08/2026(b)	380	378,784

		10,596,711

ABFunds.com	AB Ultra Short Income ETF 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 2.50%, 04/15/2026	$1,768	$1,757,215

Consumer Non-Cyclical – 3.0%
BAT International Finance PLC 1.668%, 03/25/2026	4,884	4,844,391
Bunge Ltd. Finance Corp. 3.25%, 08/15/2026	7,423	7,378,462
CVS Health Corp. 3.00%, 08/15/2026	6,082	6,030,303
5.00%, 02/20/2026	1,329	1,330,209
HCA, Inc. 5.25%, 06/15/2026	1,935	1,936,180
Kraft Heinz Foods Co. 3.00%, 06/01/2026	7,405	7,359,904
Molson Coors Beverage Co. 3.00%, 07/15/2026	7,500	7,448,100
Philip Morris International, Inc. 2.75%, 02/25/2026	6,182	6,159,992
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	1,750	1,746,815

		44,234,356

Energy – 3.2%
Continental Resources, Inc./OK 2.268%, 11/15/2026(b)	7,664	7,507,655
Energy Transfer LP 4.75%, 01/15/2026	5,176	5,176,569
EQT Corp. 3.125%, 05/15/2026(b)	2,401	2,385,826
Marathon Petroleum Corp. 5.125%, 12/15/2026	7,426	7,486,076
MPLX LP 1.75%, 03/01/2026	4,154	4,127,539
ONEOK, Inc. 4.85%, 07/15/2026	4,803	4,811,790
5.55%, 11/01/2026	2,503	2,531,384
Phillips 66 1.30%, 02/15/2026	1,714	1,703,150
Spectra Energy Partners LP 3.375%, 10/15/2026	7,500	7,456,800
Western Midstream Operating LP 4.65%, 07/01/2026	5,236	5,239,194

		48,425,983

Technology – 2.3%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/2026	7,497	7,455,092

4 AB Ultra Short Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 4.90%, 10/01/2026	$2,039	$2,049,603
6.02%, 06/15/2026	1,451	1,459,154
Fidelity National Information Services, Inc. 1.15%, 03/01/2026	7,217	7,162,006
Fiserv, Inc. 3.20%, 07/01/2026	1,911	1,898,464
Jabil, Inc. 1.70%, 04/15/2026	7,005	6,937,892
Oracle Corp. 2.65%, 07/15/2026	7,378	7,311,672

		34,273,883

Transportation - Services – 0.9%
FedEx Corp. 3.25%, 04/01/2026	7,424	7,402,470
Ryder System, Inc. 1.75%, 09/01/2026	6,421	6,309,018

		13,711,488

		199,579,809

Utility – 1.1%
Electric – 1.1%
CMS Energy Corp. 3.00%, 05/15/2026	1,020	1,014,033
Entergy Corp. 2.95%, 09/01/2026	7,523	7,456,346
Southwestern Electric Power Co. Series K 2.75%, 10/01/2026	7,570	7,487,033

		15,957,412

Total Corporates - Investment Grade (cost $542,998,101)		543,344,930

ASSET-BACKED SECURITIES – 10.8%
Autos - Fixed Rate – 5.7%
ACM Auto Trust Series 2024-2A, Class A 6.06%, 02/20/2029(b)	1,070	1,069,886
Series 2025-1A, Class A 5.38%, 06/20/2029(b)	566	565,710
Series 2025-2A, Class A 5.55%, 06/20/2028(b)	3,028	3,028,914
American Credit Acceptance Receivables Trust Series 2025-2, Class A 4.81%, 09/12/2028(b)	4,239	4,244,764
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(b)	231	232,556

ABFunds.com	AB Ultra Short Income ETF 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2025-1A, Class A2 4.92%, 05/15/2029(b)	$5,573	$5,565,834
BOF VII AL Funding Trust I Series 2023-CAR3, Class A2 6.291%, 07/26/2032(b)	690	700,493
Bridgecrest Lending Auto Securitization Trust Series 2025-2, Class A2 4.84%, 01/18/2028	3,467	3,472,507
CarMax Select Receivables Trust Series 2025-A, Class A2A 4.76%, 05/15/2028	4,563	4,571,986
Consumer Portfolio Services Auto Trust Series 2025-B, Class A 4.74%, 02/15/2029(b)	4,041	4,050,087
CPS Auto Receivables Trust Series 2024-C, Class A 5.88%, 02/15/2028(b)	576	577,462
Exeter Automobile Receivables Trust Series 2025-2A, Class A2 4.78%, 06/15/2027	1,870	1,870,891
Exeter Select Automobile Receivables Trust Series 2025-1, Class A2 4.83%, 10/16/2028	4,374	4,385,854
FHF Issuer Trust Series 2023-2A, Class A2 6.79%, 10/15/2029(b)	445	448,308
GLS Auto Receivables Issuer Trust Series 2025-2A, Class A2 4.75%, 03/15/2028(b)	5,866	5,876,259
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	277	279,566
Series 2023-2A, Class A2 7.09%, 10/16/2028(b)	418	423,769
Series 2023-3A, Class A2 7.50%, 12/15/2028(b)	507	516,503
Lobel Automobile Receivables Trust Series 2025-1, Class A 5.06%, 11/15/2027(b)	2,341	2,345,348
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(b)	1,334	1,340,671
OCCU Auto Receivables Trust Series 2025-1A, Class A2 4.82%, 04/17/2028(b)	7,079	7,093,084
Prestige Auto Receivables Trust Series 2025-1A, Class A2 4.87%, 12/15/2027(b)	4,235	4,234,857

6 AB Ultra Short Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(b)	$841	$842,548
Series 2023-4A, Class A 7.54%, 03/25/2032(b)	515	516,037
Series 2025-4A, Class A2 5.124%, 04/25/2034(b)	7,300	7,332,523
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(b)	485	488,165
SAFCO Auto Receivables Trust Series 2025-1A, Class A 5.46%, 09/10/2029(b)	4,612	4,599,435
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(b)	24	24,246
Santander Drive Auto Receivables Trust Series 2025-2, Class A2 4.71%, 06/15/2028	3,585	3,591,374
SBNA Auto Receivables Trust Series 2025-SF1, Class B 5.12%, 03/17/2031(b)	501	500,949
Stellantis Financial Underwritten Enhanced Lease Trust Series 2025-AA, Class A2 4.63%, 07/20/2027(b)	5,982	6,000,533
Strike Acceptance Auto Funding Trust Series 2025-1A, Class A 5.84%, 04/15/2032(b)	1,887	1,892,933
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027(c)	424	410,436
Series 2024-2A, Class A 6.36%, 12/15/2027(c)(d)(e)	369	352,616
Series 2024-3A, Class A 5.22%, 06/15/2028(c)(d)(e)	785	691,250
Series 2025-1A, Class A 4.94%, 02/15/2029(c)(d)(e)	2,015	1,410,522
US Bank NA Series 2023-1, Class B 6.789%, 08/25/2032(b)	681	688,102

		86,236,978

Other ABS - Fixed Rate – 4.4%
ACHV ABS Trust Series 2024-2PL, Class A 5.07%, 10/27/2031(b)	2,355	2,366,967

ABFunds.com	AB Ultra Short Income ETF 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Affirm Asset Securitization Trust Series 2024-X2, Class A 5.22%, 12/17/2029(b)	$635	$635,326
Series 2025-X1, Class A 5.08%, 04/15/2030(b)	2,646	2,651,380
Series 2025-X2, Class A 4.45%, 10/15/2030(b)	3,700	3,703,549
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(b)	122	122,384
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(b)	162	163,230
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(b)	1,736	1,737,463
Marlette Funding Trust Series 2025-1A, Class A 4.75%, 07/16/2035(b)	3,679	3,684,874
NMEF Funding LLC Series 2023-A, Class A2 6.57%, 06/17/2030(b)	451	453,615
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(b)	957	956,383
Oportun Issuance Trust Series 2024-2, Class A 5.86%, 02/09/2032(b)	281	280,760
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(b)	333	335,290
Series 2025-3, Class A2 5.365%, 12/15/2032(b)	3,609	3,639,136
Pagaya AI Debt Grantor Trust And Pagaya AI Debt Trust Series 2024-6, Class A 6.093%, 11/15/2031(b)	611	614,919
Pagaya AI Debt Trust Series 2024-1, Class A 6.66%, 07/15/2031(b)	313	314,672
Series 2024-2, Class A 6.319%, 08/15/2031(b)	556	558,377
Series 2024-3, Class A 6.258%, 10/15/2031(b)	354	355,640
Series 2025-R1, Class A2 5.338%, 06/15/2032(b)	7,000	7,059,188

8 AB Ultra Short Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pagaya Point of Sale Holdings Grantor Trust Series 2025-1, Class A 5.715%, 01/20/2034(b)	$	7,000	$7,073,918
PEAC Solutions Receivables LLC Series 2024-2A, Class A2 4.74%, 04/20/2027(b)		3,255	3,261,283
RCKT Trust Series 2025-1A, Class A 4.90%, 07/25/2034(b)		7,475	7,493,418
Service Experts Issuer LLC Series 2024-1A, Class A 6.39%, 11/20/2035(b)		3,582	3,668,330
Upgrade Master Pass-Thru Trust Series 2025-ST5, Class A 4.794%, 09/15/2032(b)		5,588	5,598,708
Upstart Securitization Trust Series 2023-3, Class A 6.90%, 10/20/2033(b)		140	140,282
Series 2024-1, Class A 5.33%, 11/20/2034(b)		2,322	2,327,800
Verdant Receivables 2023-1 LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(b)		546	555,086
VFI ABS LLC Series 2025-1A, Class A 4.78%, 06/24/2030(b)		5,482	5,500,922

			65,252,900

Credit Cards - Fixed Rate – 0.7%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(b)		4,805	4,824,533
Mission Lane Credit Card Master Trust Series 2024-B, Class A 5.88%, 01/15/2030(b)		5,900	5,941,425

			10,765,958

Total Asset-Backed Securities (cost $162,387,344)			162,255,836

		Shares
SHORT-TERM INVESTMENTS – 12.9%
Investment Companies – 8.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.82%(f)(g)(h) (cost $131,537,147)		131,537,147	131,537,147

ABFunds.com	AB Ultra Short Income ETF 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Paper – 4.1%
American Honda Finance Corp. Zero Coupon, 01/05/2026	$	14,000	$13,939,411
Charles Schwab Corp. (The) Zero Coupon, 06/05/2026(b)		7,300	7,153,177
General Motors Financial Co., Inc. Zero Coupon, 03/20/2026(b)		9,550	9,427,699
HSBC USA, Inc. Zero Coupon, 01/15/2026(b)		7,000	6,962,611
Intesa Sanpaolo Funding LLC Zero Coupon, 02/27/2026		10,000	9,892,056
Sysco Corp. Zero Coupon, 02/18/2026(b)		7,400	7,332,320
VW Credit, Inc. Zero Coupon, 03/03/2026(b)		7,400	7,320,728

Total Commercial Paper (cost $62,039,339)			62,028,002

Total Short-Term Investments (cost $193,576,486)			193,565,149

Total Investments – 99.2% (cost $1,482,646,336)			1,486,746,019
Other assets less liabilities – 0.8%			12,529,193

Net Assets – 100.0%			$1,499,275,212

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	358	March 2026	$74,771,657	$16,657
U.S. T-Note 5 Yr (CBT) Futures	358	March 2026	39,296,094	146,781

				$163,438

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2025.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2025, the aggregate market value of these securities amounted to $294,450,687 or 19.6% of net assets.

10 AB Ultra Short Income ETF	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of November 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tricolor Auto Securitization Trust Series 2024-1A, Class A 6.61%, 10/15/2027	01/25/2024	$423,522	$410,436	0.03%
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027	05/14/2024	368,983	352,616	0.02%
Tricolor Auto Securitization Trust Series 2024-3A, Class A 5.22%, 06/15/2028	10/07/2024	784,852	691,250	0.05%
Tricolor Auto Securitization Trust Series 2025-1A, Class A 4.94%, 02/15/2029	03/11/2025	2,015,235	1,410,522	0.09%

(d)	Non-income producing security.

(e)	Defaulted.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	Affiliated investments.

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

ABFunds.com	AB Ultra Short Income ETF 11

STATEMENT OF ASSETS & LIABILITIES

November 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,351,109,189)	$1,355,208,872
Affiliated issuers (cost $131,537,147)	131,537,147
Cash collateral due from broker	877,100
Receivable for shares of beneficial interest sold	24,073,903
Interest receivable	10,739,480
Receivable due from Adviser	17,467

Total assets	1,522,453,969

Liabilities
Due to custodian	14,430
Payable for shares of beneficial interest redeemed	22,811,490
Advisory fee payable	285,712
Payable for variation margin on futures	67,125

Total liabilities	23,178,757

Net Assets	$1,499,275,212

Composition of Net Assets
Capital stock, at par	$2,958
Additional paid-in capital	1,490,596,984
Distributable earnings	8,675,270

Net Assets	$1,499,275,212

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 29,576,000 shares outstanding)	$50.69

See notes to financial statements.

12 AB Ultra Short Income ETF	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2025

Investment Income
Interest	$61,163,883
Dividends—Affiliated issuers	2,900,943	$64,064,826

Expenses
Advisory fee (see Note B)	3,414,704

Total expenses before bank overdraft expense	3,414,704
Bank overdraft expense	2,787

Total expenses	3,417,491
Less: expenses waived and reimbursed by the Adviser (see Note B)	(145,820)

Net expenses		3,271,671

Net investment income		60,793,155

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,192,459)
Futures		1,080,739
Net change in unrealized appreciation (depreciation) of:
Investments		3,167,646
Futures		(348,313)

Net gain on investment transactions		2,707,613

Net Increase in Net Assets from Operations		$63,500,768

See notes to financial statements.

ABFunds.com	AB Ultra Short Income ETF 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2025		Year Ended November 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$60,793,155		$51,540,448
Net realized gain (loss) on investment transactions	(111,720)		2,493,713
Net change in unrealized appreciation (depreciation) of investments	2,819,333		583,343

Net increase in net assets from operations	63,500,768		54,617,504
Distribution to Shareholders	(60,695,920)		(48,760,403)
Transactions in Shares of the Fund
Net increase	353,341,290		550,731,353
Other capital	– 0	–	344

Total increase	356,146,138		556,588,798
Net Assets
Beginning of period	1,143,129,074		586,540,276

End of period	$1,499,275,212		$1,143,129,074

See notes to financial statements.

14 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2025

NOTE A

Significant Accounting Policies

AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 23 funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Ultra Short Income ETF (the “Fund”), a diversified portfolio. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) put and call options are valued using market quotations when available. Listed options are generally valued at the last reported sale price, provided such price is within the bid-ask range, otherwise, they are valued based on the bid or ask price, as determined by a pricing service; options on futures may be valued at their settlement prices; OTC options, including FLEX Options, are generally valued using models that consider the terms of the option and relevant market inputs and are typically valued at transaction price on the trade date; open futures are valued using the closing

ABFunds.com	AB Ultra Short Income ETF 15

NOTES TO FINANCIAL STATEMENTS (continued)

settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value (“NAV”) per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market

16 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ABFunds.com	AB Ultra Short Income ETF 17

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$587,580,104		$	– 0	–	$587,580,104
Corporates – Investment Grade		– 0	–	543,344,930			– 0	–	543,344,930
Asset-Backed Securities		– 0	–	162,255,836			– 0	–	162,255,836
Short-Term Investments:
Investment Companies		131,537,147		– 0	–		– 0	–	131,537,147
Commercial Paper		– 0	–	62,028,002			– 0	–	62,028,002

Total Investments in Securities		131,537,147		1,355,208,872			– 0	–	1,486,746,019
Other Financial Instruments(a):
Assets:
Futures		163,438		– 0	–		– 0	–	163,438	(b)
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total		$131,700,585		$1,355,208,872		$	– 0	–	$1,486,909,457

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

18 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and two prior years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has

ABFunds.com	AB Ultra Short Income ETF 19

NOTES TO FINANCIAL STATEMENTS (continued)

operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .25% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, certain legal and transfer agency costs. Also under the investment advisory agreement, the Adviser will reimburse the Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended November 30, 2025, such waiver/reimbursement relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $145,820.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2025 is as follows:

Fund	Market Value 11/30/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$77,872	$1,573,108	$1,519,443	$131,537	$2,901

NOTE C

Distribution Plan

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets. No such fees are currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution and Service Plan.

20 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended November 30, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$237,875,477	$132,485,139
U.S. government securities	473,735,872	272,240,429

During the year ended November 30, 2025, were no in-kind purchases and in-kind sales.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,482,654,940

Gross unrealized appreciation	$5,123,511
Gross unrealized depreciation	(1,032,432)

Net unrealized appreciation	$4,091,079

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is

ABFunds.com	AB Ultra Short Income ETF 21

NOTES TO FINANCIAL STATEMENTS (continued)

effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2025, the Fund held futures for hedging purposes.

During the year ended November 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$163,438	*

Total		$163,438

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$1,080,739	$(348,313)

Total		$1,080,739	$(348,313)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2025:

Futures:
Average notional amount of buy contracts	$114,672,945

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because exchange-traded fund (“ETF”) shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

ABFunds.com	AB Ultra Short Income ETF 23

NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in shares of the Fund were as follows:

	Shares		Amount
	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2025	Year Ended November 30, 2024

Shares sold	13,700,000	18,875,000	$692,256,432	$952,667,558

Shares redeemed	(6,700,000)	(7,950,000)	(338,915,142)	(401,936,205)

Net increase	7,000,000	10,925,000	$353,341,290	$550,731,353

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, interest rate levels, tariffs, and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As

24 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

ABFunds.com	AB Ultra Short Income ETF 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The Fund’s shares are generally bought and sold in the secondary market at market prices. The net asset value per share (“NAV”) of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on an Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

26 AB Ultra Short Income ETF	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financial institutions sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Note G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, which will expire on June 23, 2026. A commitment fee of 0.15% per annum related to the Facility is paid by the Adviser. The Fund did not utilize the Facility during the year ended November 30, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$60,695,920	$48,760,403

Total taxable distributions	$60,695,920	$48,760,403

ABFunds.com	AB Ultra Short Income ETF 27

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,789,670
Accumulated capital and other losses	(1,205,479	)(a)
Unrealized appreciation (depreciation)	4,091,079	(b)

Total accumulated earnings (deficit)	$8,675,270

(a)	As of November 30, 2025, the Fund had a net capital loss carryforward of $1,205,479.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments and the tax treatment of callable bonds.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund had a net short-term capital loss carryforward of $1,205,479, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28 AB Ultra Short Income ETF	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended November 30,			September 14, 2022(a) to November 30, 2022
	2025	2024	2023

Net asset value, beginning of period	$ 50.63	$ 50.34	$ 49.98	$ 50.00

Income From Investment Operations

Net investment income(b)(c)	2.25	2.66	2.63	.42

Net realized and unrealized gain (loss) on investment transactions	.10	.22	.14	(.20)

Net increase in net asset value from operations	2.35	2.88	2.77	.22

Less: Dividends

Dividends from net investment income	(2.29)	(2.59)	(2.41)	(.24)

Net asset value, end of period	$ 50.69	$ 50.63	$ 50.34	$ 49.98

Total Return

Total investment return based on net asset value(d)	4.75%	5.87%	5.66%	.46%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,499,275	$1,143,129	$586,540	$150,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.24%	.24%	.25%	.25%^

Expenses, before waivers/reimbursements(e)	.25%	.25%	.25%	.25%^

Net investment income(c)	4.45%	5.28%	5.30%	3.98%^

Portfolio turnover rate(f)	114%	59%	114%	35%

‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolio	.01%	.01%	.00%	.00%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2025 and November 30, 2024, such waiver amounted to .01% and .01%, respectively.

(f)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

^	Annualized.

See	notes to financial statements.

ABFunds.com	AB Ultra Short Income ETF 29

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Ultra Short Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Ultra Short Income ETF (the “Fund”) (one of the funds constituting AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Active ETFs, Inc.) at November 30, 2025, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 14, 2022 (commencement of operations) to November 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

30 AB Ultra Short Income ETF	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2026

ABFunds.com	AB Ultra Short Income ETF 31

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2025. For foreign shareholders, 76.28% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $55,032,827 of distributions paid during the fiscal year ended November 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

32 AB Ultra Short Income ETF	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Ultra Short Income ETF (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the other series of the Company that are organized as exchange-traded funds (“ETFs”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Ultra Short Income ETF 33

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted that the assumptions and methods of allocation used by the Adviser in preparing profitability data for ETFs and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of ETF advisory contracts for unaffiliated ETFs because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its relationship with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

34 AB Ultra Short Income ETF	ABFunds.com

At the Meeting, the directors reviewed information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar ETFs (“peer group”) and a larger group of similar ETFs (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other ETFs in the same category as the Fund. The directors noted that the advisory fee is a unitary fee and that the Adviser pays all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other ETFs. The directors compared the Fund’s contractual advisory fee rate against a peer group median and discussed with the Adviser the reasons it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The directors noted that the unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule and the schedule of fees for most other funds advised by the Adviser. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more managerial and administrative resources due to the potential for frequent creations and redemptions of shares; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial

ABFunds.com	AB Ultra Short Income ETF 35

risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the Fund’s total expense ratio in comparison to the medians for a peer group and a peer universe of ETFs selected by the 15(c) service provider. The Fund’s expense ratio was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others, and in most cases, the Adviser is responsible for paying for such services under its unitary fee arrangement with the Fund. The directors noted that the Fund’s expense ratio was close to the median of a peer group and higher than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among ETFs similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

36 AB Ultra Short Income ETF	ABFunds.com

AB ULTRA SHORT INCOME ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-USI-0151-1125

ITEM 8 . CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

AB California Intermediate Municipal ETF

On October 3, 2025, AB California Intermediate Municipal ETF (the “Successor Fund” or the “Fund”), which is a series of AB Active ETFs, Inc., acquired the assets and assumed the liabilities of California Municipal Portfolio, a series of Sanford C. Bernstein Fund, Inc. (the “Predecessor Fund”) in a reorganization transaction (the “Reorganization”) and PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm of the Predecessor Fund, effective upon completion of the September 30, 2025 audit of the Predecessor Fund.

The audit reports of PwC on the financial statements of the Predecessor Fund as of and for the fiscal years ended September 30, 2024 and September 30, 2025 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Predecessor Fund’s fiscal years ended September 30, 2024 and September 30, 2025, and the subsequent interim period ended November 26, 2025, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC’s reports on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund provided PwC with a copy of the foregoing disclosures and requested that PwC furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether PwC agrees with the above statements. A copy of the letter from PwC is filed as an exhibit to this Form N-CSR.

On May 8, 2025, the Board of Directors, upon recommendation of the Audit Committee of the Board, selected Ernst & Young LLP to serve as the independent registered public accounting firm of AB California Intermediate Municipal ETF (the “Successor Fund”) for its fiscal year ended November 30, 2025.

During the Predecessor Fund’s fiscal year ended September 30, 2024 and September 30, 2025 and the subsequent interim period ended November 26, 2025, neither the Predecessor Fund, the Fund nor anyone on behalf of either has consulted Ernst & Young LLP on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (2) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).

AB New York Intermediate Municipal ETF

On November 7, 2025, AB New York Intermediate Municipal ETF (the “Successor Fund” or the “Fund”) which is a series of AB Active ETFs, Inc., acquired the assets and assumed the liabilities of New York Municipal Portfolio, a series of Sanford C. Bernstein Fund, Inc. (the “Predecessor Fund”) in a reorganization transaction (the “Reorganization”) and PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm of the Predecessor Fund, effective upon completion of the September 30, 2025 audit of the Predecessor Fund.

The audit reports of PwC on the financial statements of the Predecessor Fund as of and for the fiscal years ended September 30, 2024 and September 30, 2025 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Predecessor Fund’s fiscal years ended September 30, 2024 and September 30, 2025, and the subsequent interim period ended November 26, 2025, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC’s reports on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund provided PwC with a copy of the foregoing disclosures and requested that PwC furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether PwC agrees with the above statements. A copy of the letter from PwC is filed as an exhibit to this Form N-CSR.

On May 8, 2025, the Board of Directors, upon recommendation of the Audit Committee of the Board, selected Ernst & Young LLP to serve as the independent registered public accounting firm of AB New York Intermediate Municipal ETF (the “Successor Fund”) for its fiscal year ended November 30, 2025.

During the Predecessor Fund’s fiscal year ended September 30, 2024 and September 30, 2025 and the subsequent interim period ended November 26, 2025, neither the Predecessor Fund, the Fund nor anyone on behalf of either has consulted Ernst & Young LLP on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (2) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no shareholder meeting s during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration pai d to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant.

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

19(d)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan President

Date:	January 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan President

Date:	January 29, 2026

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel Treasurer and Chief Financial Officer

Date:	January 29, 2026